      AIM AGGRESSIVE GROWTH FUND

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

      AIM Aggressive Growth Fund seeks to provide long-term growth of capital.

                                                 AIM--Registered Trademark--
      PROSPECTUS
      MARCH 1, 2001

                                     This prospectus contains important
                                     information about the Class A, B and C
                                     shares of the fund. Please read it
                                     before investing and keep it for
                                     future reference.

                                     As with all other mutual fund
                                     securities, the Securities and
                                     Exchange Commission has not approved
                                     or disapproved these securities or
                                     determined whether the information
                                     in this prospectus is adequate or
                                     accurate. Anyone who tells you
                                     otherwise is committing a crime.

                                     An investment in the fund:
                                        - is not FDIC insured;
                                        - may lose value; and
                                        - is not guaranteed by a bank.

      [AIM LOGO APPEARS HERE]                           INVEST WITH DISCIPLINE
     --Registered Trademark--                          --Registered Trademark--

                           --------------------------
                           AIM AGGRESSIVE GROWTH FUND
                           --------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND STRATEGIES          1
- - - - - - - - - - - - - - - - - - - - - - - -

PRINCIPAL RISKS OF INVESTING IN THE FUND     1
- - - - - - - - - - - - - - - - - - - - - - - -

PERFORMANCE INFORMATION                      2
- - - - - - - - - - - - - - - - - - - - - - - -

Annual Total Returns                         2

Performance Table                            2

FEE TABLE AND EXPENSE EXAMPLE                3
- - - - - - - - - - - - - - - - - - - - - - - -

Fee Table                                    3

Expense Example                              3

FUND MANAGEMENT                              4
- - - - - - - - - - - - - - - - - - - - - - - -

The Advisor                                  4

Advisor Compensation                         4

Portfolio Managers                           4

OTHER INFORMATION                            4
- - - - - - - - - - - - - - - - - - - - - - - -

Sales Charges                                4

Dividends and Distributions                  4

Future Fund Closure                          4

FINANCIAL HIGHLIGHTS                         5
- - - - - - - - - - - - - - - - - - - - - - - -

SHAREHOLDER INFORMATION                    A-1
- - - - - - - - - - - - - - - - - - - - - - - -

Choosing a Share Class                     A-1

Purchasing Shares                          A-3

Redeeming Shares                           A-4

Exchanging Shares                          A-6

Pricing of Shares                          A-8

Taxes                                      A-8

OBTAINING ADDITIONAL INFORMATION    Back Cover
- - - - - - - - - - - - - - - - - - - - - - - -

The AIM Family of Funds, The AIM Family of Funds and Design (i.e., the AIM logo), AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investor, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA and Invest with DISCIPLINE are registered service marks and AIM Bank Connection and AIM Internet Connect are service marks of A I M Management Group Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                           --------------------------
                           AIM AGGRESSIVE GROWTH FUND
                           --------------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is to achieve long-term growth of capital. The investment objective of the fund may be changed by the Board of Trustees without shareholder approval.

  The fund seeks to meet its objective by investing primarily in common stocks of companies whose earnings the fund's portfolio managers expect to grow more than 15% per year. The fund will invest in securities of small- and medium-sized growth companies. The portfolio managers focus on companies they believe are likely to benefit from new or innovative products, services or processes as well as those that have experienced above-average, long-term growth in earnings and have excellent prospects for future growth. The portfolio managers consider whether to sell a particular security when any of those factors materially changes. The fund may also invest up to 25% of its total assets in foreign securities. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

  In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, the fund may temporarily hold all or a portion of its assets in cash, money market instruments, shares of affiliated money market funds, bonds or other debt securities. As a result, the fund may not achieve its investment objective.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. This is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than equity securities of larger, more-established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more-established companies, it may be difficult or impossible for the fund to sell securities at a desirable price.

  Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

  An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                           --------------------------
                           AIM AGGRESSIVE GROWTH FUND
                           --------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
The following bar chart shows changes in the performance of the fund's Class A shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

                                    [GRAPH]

                                          ANNUAL
YEAR ENDED                                TOTAL
DECEMBER 31                               RETURNS
-----------                               -------
1991....................................  63.90%
1992....................................  21.34%
1993....................................  32.03%
1994....................................  17.18%
1995....................................  41.51%
1996....................................  14.34%
1997....................................  12.24%
1998....................................   4.99%
1999....................................  44.98%
2000....................................   3.00%

  During the periods shown in the bar chart, the highest quarterly return was 31.35% (quarter ended December 31, 1999) and the lowest quarterly return was -22.80% (quarter ended September 30, 1998).

PERFORMANCE TABLE

The following performance table compares the fund's performance to that of broad-based securities market indices. The fund's performance reflects payment of sales loads.

AVERAGE ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(for the periods ended                                                                 SINCE    INCEPTION
December 31, 2000)                     1 YEAR        5 YEARS         10 YEARS        INCEPTION     DATE
----------------------------------------------------------------------------------------------------------
Class A                                (2.67)%        13.71%          23.54%           16.11%    05/01/84
Class B                                (1.83)            --              --            28.70     03/01/99
Class C                                 1.35             --              --            30.41     03/01/99
Russell 2500(TM) Index(1)               4.27          13.98          17. 41            14.27(2)  04/30/84(2)
Russell 2000--Registered Trademark--
  Index(3)                             (3.02)         10.31           15.53            11.63(2)  4/30/84(2)
----------------------------------------------------------------------------------------------------------

(1) The Russell 2500(TM) Index measures the performance of the 2,500 smallest companies in the Russell 3000(TM) Index, which represents approximately 17% of the total market capitalization of the Russell 3000--Registered Trademark-- Index. The Fund has elected to use the Russell 2500(TM) Index as its primary index rather than the Russell 2000--Registered Trademark-- Index since the Russell 2500(TM) Index more closely reflects the performance of the securities in which the fund invests.

(2) The average annual total return given is since the date closest to the inception date of the class with the longest performance history.

(3) The Russell 2000--Registered Trademark-- Index is a widely recognized, unmanaged index of common stocks that measures the performance of the 2,000 smallest companies in the Russell 3000--Registered Trademark-- Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

                           --------------------------
                           AIM AGGRESSIVE GROWTH FUND
                           --------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund:

SHAREHOLDER FEES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(fees paid directly
from your investment)        CLASS A   CLASS B   CLASS C
---------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of
offering price)               5.50%      None      None

Maximum Deferred
Sales Charge (Load)
(as a percentage of
original purchase
price or redemption
proceeds, whichever is less)  None(1)    5.00%    1.00%
---------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(expenses that are deducted
from fund assets)            CLASS A   CLASS B   CLASS C
---------------------------------------------------------
Management Fees               0.63%     0.63%     0.63%

Distribution and/or
 Service (12b-1) Fees         0.25      1.00      1.00

Other Expenses                0.16      0.23      0.23

Total Annual Fund
 Operating Expenses           1.04      1.86      1.86
---------------------------------------------------------

(1) If you buy $1,000,000 or more of Class A shares and redeem these shares within 18 months from the date of purchase, you may pay a 1% contingent deferred sales charge (CDSC) at the time of redemption.

You may also be charged a transaction or other fee by the financial institution managing your account.

  As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.

  The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

         1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------
Class A   $650     $863     $1,092     $1,751
Class B    689      885      1,206      1,965
Class C    289      585      1,006      2,180
----------------------------------------------

You would pay the following expenses if you did not redeem your shares:

         1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------
Class A   $650     $863     $1,092     $1,751
Class B    189      585      1,006      1,965
Class C    189      585      1,006      2,180
----------------------------------------------


                           --------------------------
                           AIM AGGRESSIVE GROWTH FUND
                           --------------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISOR

A I M Advisors, Inc. (the advisor) serves as the fund's investment advisor and is responsible for its day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the fund's operations and provides investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.

  The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 130 investment portfolios, including the fund, encompassing a broad range of investment objectives.

ADVISOR COMPENSATION

During the fiscal year ended October 31, 2000, the advisor received compensation of 0.63% of average daily net assets.

PORTFOLIO MANAGERS

The advisor uses a team approach to investment management. The individual members of the team who are primarily responsible for the day-to-day management of the fund's portfolio are

- Ryan E. Crane, Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1994.

- Robert M. Kippes, Senior Portfolio Manager, who has been responsible for the fund since 1992 and has been associated with the advisor and/or its affiliates since 1989.

- Jay K. Rushin, Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 1998. From 1996 to 1998, he was an associate equity analyst with Prudential Securities.

OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES

Purchases of Class A shares of AIM Aggressive Growth Fund are subject to the maximum 5.50% initial sales charge as listed under the heading "CATEGORY I Initial Sales Charges" in the "Shareholder Information--Choosing a Share Class" section of this prospectus. Purchases of Class B and Class C shares are subject to the contingent deferred sales charges listed in that section.

DIVIDENDS AND DISTRIBUTIONS

The fund expects that its distributions, if any, will consist primarily of capital gains.

DIVIDENDS

The fund generally declares and pays dividends, if any, annually.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains, if any, annually.

FUTURE FUND CLOSURE

Due to the sometimes limited availability of common stocks of smaller companies that meet the investment criteria for the fund, the fund may periodically suspend or limit the offering of its shares.

  During closed periods, the fund may impose different standards for additional investments. Also, during those periods the fund will continue to pay Rule 12b-1 fees.

                           --------------------------
                           AIM AGGRESSIVE GROWTH FUND
                           --------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

  This information has been audited by KPMG LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request. The Board of Trustees of the fund has selected new independent auditors for the fund's current fiscal year. For more information regarding the change in independent auditors, see the Statement of Additional Information.

                                                                                    CLASS A(a)
                                                        ------------------------------------------------------------------
                                                                              YEAR ENDED OCTOBER 31,
                                                        ------------------------------------------------------------------
                                                           2000          1999          1998          1997          1996
                                                        ----------    ----------    ----------    ----------    ----------
Net asset value, beginning of period                    $    13.90    $    10.04    $    12.49    $    11.23    $    10.03
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                               (0.13)        (0.09)        (0.08)        (0.06)        (0.08)
--------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                              11.08          4.05         (1.93)         1.90          1.52
==========================================================================================================================
    Total from investment operations                         10.95          3.96         (2.01)         1.84          1.44
==========================================================================================================================
Less distributions:
  Distributions from net realized gains                      (6.44)        (0.10)        (0.44)        (0.58)        (0.24)
==========================================================================================================================
Net asset value, end of period                          $    18.41    $    13.90    $    10.04    $    12.49    $    11.23
__________________________________________________________________________________________________________________________
==========================================================================================================================
Total return(b)                                              47.53%        39.73%       (16.36)%       17.35%        14.77%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                $4,444,515    $2,808,451    $2,638,038    $3,864,257    $2,750,564
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratio of expenses to average net assets                       1.04%(c)       1.09%        1.06%         1.06%         1.11%
==========================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                     (0.77)%(c)      (0.69)%      (0.64)%      (0.65)%       (0.76)%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Portfolio turnover rate                                         79%           75%           69%           73%           79%
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a)Per share information and shares have been restated to reflect a 4 for 1 stock split, effected in the form of a 300% stock dividend, on July 14, 2000.
(b)Does not include sales charges.
(c)Ratios are based on average daily net assets of $4,036,834,917.

                                                                        CLASS B(a)
                                                              ------------------------------
                                                                              MARCH 1, 1999
                                                                               (DATE SALES
                                                              YEAR ENDED        COMMENCED)
                                                              OCTOBER 31,     TO OCTOBER 31,
                                                                 2000              1999
                                                              -----------     --------------
Net asset value, beginning of period                           $  13.81          $ 10.85
--------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.29)           (0.07)
--------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   11.04             3.03
============================================================================================
    Total from investment operations                              10.75             2.96
============================================================================================
Less distributions:
  Distributions from net realized gains                           (6.44)              --
============================================================================================
Net asset value, end of period                                 $  18.12          $ 13.81
____________________________________________________________________________________________
============================================================================================
Total return(b)                                                   46.29%           27.27%
____________________________________________________________________________________________
============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $374,010          $24,914
____________________________________________________________________________________________
============================================================================================
Ratio of expenses to average net assets                            1.86%(c)         2.08%(d)
============================================================================================
Ratio of net investment income (loss) to average net assets       (1.59)%(c)       (1.68)%(d)
____________________________________________________________________________________________
============================================================================================
Portfolio turnover rate                                              79%              75%
____________________________________________________________________________________________
============================================================================================

(a)Per share information and shares have been restated to reflect a 4 for 1 stock split, effected in the form of a 300% stock dividend, on July 14, 2000.
(b)Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)Ratios are based on average daily net assets of $180,936,805.
(d)Annualized.

                           --------------------------
                           AIM AGGRESSIVE GROWTH FUND
                           --------------------------

FINANCIAL HIGHLIGHTS (continued)
--------------------------------------------------------------------------------

                                                                        CLASS C(a)
                                                              ------------------------------
                                                                              MARCH 1, 1999
                                                                               (DATE SALES
                                                              YEAR ENDED        COMMENCED)
                                                              OCTOBER 31,     TO OCTOBER 31,
                                                                 2000              1999
                                                              -----------     --------------
Net asset value, beginning of period                           $  13.81          $ 10.85
--------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.29)           (0.07)
--------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   11.03             3.03
============================================================================================
    Total from investment operations                              10.74             2.96
============================================================================================
Less distributions:
  Distributions from net realized gains                           (6.44)              --
============================================================================================
Net asset value, end of period                                 $  18.11          $ 13.81
____________________________________________________________________________________________
============================================================================================
Total return(b)                                                   46.21%           27.27%
____________________________________________________________________________________________
============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $120,591          $ 6,807
____________________________________________________________________________________________
============================================================================================
Ratio of expenses to average net assets                            1.86%(c)         2.08%(d)
============================================================================================
Ratio of net investment income (loss) to average net assets       (1.59)%(c)       (1.68)%(d)
____________________________________________________________________________________________
============================================================================================
Portfolio turnover rate                                              79%              75%
____________________________________________________________________________________________
============================================================================================

(a)Per share information and shares have been restated to reflect a 4 for 1 stock split, effected in the form of a 300% stock dividend, on July 14, 2000.
(b)Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)Ratios are based on average daily net assets of $56,563,818.
(d)Annualized.

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

In addition to the fund, A I M Advisors, Inc. serves as investment advisor to many other mutual funds (the AIM Funds). The following information is about all the AIM Funds.

CHOOSING A SHARE CLASS

Many of the AIM Funds have multiple classes of shares, each class representing an interest in the same portfolio of investments. When choosing a share class, you should consider the factors below:

CLASS A                              CLASS B                              CLASS C
---------------------------------------------------------------------------------------------------------
- Initial sales charge               - No initial sales charge            - No initial sales charge
- Reduced or waived initial sales    - Contingent deferred sales          - Contingent deferred sales
  charge for certain purchases         charge on redemptions within         charge on redemptions within
                                       six years                            one year

- Lower distribution and service     - 12b-1 fee of 1.00%                 - 12b-1 fee of 1.00%
  (12b-1) fee than Class B or
  Class C shares (See "Fee Table
  and Expense Example")

                                     - Converts to Class A shares         - Does not convert to Class A
                                       at the end of the month              shares
                                       which is eight years after
                                       the date on which shares
                                       were purchased along with a
                                       pro rata portion of its
                                       reinvested dividends and
                                       distributions(1)

- Generally more appropriate for     - Purchase orders limited to         - Generally more appropriate
  long-term investors                  amounts less than $250,000           for short-term investors

      (1) AIM Money Market Fund: Class B shares convert to AIM Cash Reserve Shares.

          AIM Global Trends Fund: If you held Class B shares on May 29, 1998 and continue to hold them, those shares will convert to Class A shares of that fund at the end of the month which is seven years after the date on which shares were purchased. If you exchange those shares for Class B shares of another AIM Fund, the shares into which you exchanged will not convert to Class A shares until the end of the month which is eight years after the date on which you purchased your original shares.
          ----------------------------------------------------------------------

DISTRIBUTION AND SERVICE (12B-1) FEES

Each AIM Fund (except AIM Tax-Free Intermediate Fund) has adopted 12b-1 plans that allow the AIM Fund to pay distribution fees to A I M Distributors, Inc. (the distributor) for the sale and distribution of its shares and fees for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the AIM Fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES

Generally, you will not pay a sales charge on purchases or redemptions of Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund. You may be charged a contingent deferred sales charge if you redeem AIM Cash Reserve Shares of AIM Money Market Fund acquired through certain exchanges. Sales charges on all other AIM Funds and classes of those Funds are detailed below. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

INITIAL SALES CHARGES

The AIM Funds are grouped into three categories with respect to initial sales charges. The "Other Information" section of your prospectus will tell you in what category your particular AIM Fund is classified.

CATEGORY I INITIAL SALES CHARGES
------------------------------------------------------------
                                          INVESTOR'S
                                         SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
             Less than $   25,000      5.50%          5.82%
$ 25,000 but less than $   50,000      5.25           5.54
$ 50,000 but less than $  100,000      4.75           4.99
$100,000 but less than $  250,000      3.75           3.90
$250,000 but less than $  500,000      3.00           3.09
$500,000 but less than $1,000,000      2.00           2.04
-------------------------------------------------------------


                                      A-1                            MCF--10/00

                                 -------------
                                 THE AIM FUNDS
                                 -------------

CATEGORY II INITIAL SALES CHARGES
------------------------------------------------------------
                                           INVESTOR'S
                                          SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
             Less than $   50,000      4.75%          4.99%
$ 50,000 but less than $  100,000      4.00           4.17
$100,000 but less than $  250,000      3.75           3.90
$250,000 but less than $  500,000      2.50           2.56
$500,000 but less than $1,000,000      2.00           2.04
-------------------------------------------------------------

CATEGORY III INITIAL SALES CHARGES
-------------------------------------------------------------
                                          INVESTOR'S
                                         SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
             Less than $  100,000      1.00%          1.01%
$100,000 but less than $  250,000      0.75           0.76
$250,000 but less than $1,000,000      0.50           0.50
-------------------------------------------------------------

CONTINGENT DEFERRED SALES CHARGES FOR CLASS A SHARES

You can purchase $1,000,000 or more of Class A shares at net asset value. However, if you purchase shares of that amount in Categories I or II, they will be subject to a contingent deferred sales charge (CDSC) of 1% if you redeem them prior to 18 months after the date of purchase. The distributor may pay a dealer concession and/or a service fee for purchases of $1,000,000 or more.

CONTINGENT DEFERRED SALES CHARGES FOR
CLASS B AND CLASS C SHARES

You can purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages:

     YEAR SINCE
    PURCHASE MADE          CLASS B            CLASS C
----------------------------------------------------------
First                         5%                1%
Second                        4                None
Third                         3                None
Fourth                        3                None
Fifth                         2                None
Sixth                         1                None
Seventh and following       None               None
----------------------------------------------------------

COMPUTING A CDSC

The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, we will assume that you have redeemed shares on which there is no CDSC first and, then, shares in the order of purchase.

REDUCED SALES CHARGES
AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial consultant must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment.

REDUCED SALES CHARGES

You may be eligible to buy Class A shares at reduced initial sales charge rates under Rights of Accumulation or Letters of Intent under certain circumstances.

Rights of Accumulation

You may combine your new purchases of Class A shares with Class A shares currently owned for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all Class A shares you own.

Letters of Intent

Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of AIM Funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

INITIAL SALES CHARGE EXCEPTIONS

You will not pay initial sales charges

- on shares purchased by reinvesting dividends and distributions;

- when exchanging shares among certain AIM Funds;

- when using the reinstatement privilege; and

- when a merger, consolidation, or acquisition of assets of an AIM Fund occurs.

CONTINGENT DEFERRED SALES CHARGE (CDSC) EXCEPTIONS

You will not pay a CDSC

- if you redeem Class B shares you held for more than six years;

- if you redeem Class C shares you held for more than one year;

- if you redeem shares acquired through reinvestment of dividends and distributions; and

- on increases in the net asset value of your shares.

There may be other situations when you may be able to purchase or redeem shares at reduced or without sales charges. Consult the fund's Statement of Additional Information for details.

MCF--10/00                            A-2

                                --------------
                                 THE AIM FUNDS
                                --------------

PURCHASING SHARES

MINIMUM INVESTMENTS PER AIM FUND ACCOUNT

The minimum investments for AIM Fund accounts (except for investments in AIM Large Cap Opportunities Fund, AIM Mid Cap Opportunities Fund and AIM Small Cap Opportunities Fund) are as follows:

                                                                  INITIAL                      ADDITIONAL
TYPE OF ACCOUNT                                                 INVESTMENTS                    INVESTMENTS
-----------------------------------------------------------------------------------------------------------
Savings Plans (money-purchase/profit sharing     $  0 ($25 per AIM Fund investment for               $25
plans, 401(k) plans, Simplified Employee Pension      salary deferrals from Savings Plans)
(SEP) accounts, Salary Reduction (SARSEP)
accounts, Savings Incentive Match Plans for
Employee IRA (Simple IRA) accounts, 403(b) or
457 plans)
Automatic Investment Plans                         50                                                 50
IRA, Education IRA or Roth IRA                    250                                                 50
All other accounts                                500                                                 50
----------------------------------------------------------------------------------------------------------

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below.

PURCHASE OPTIONS
---------------------------------------------------------------------------------------------------------

                                OPENING AN ACCOUNT                     ADDING TO AN ACCOUNT
---------------------------------------------------------------------------------------------------------
Through a Financial Consultant  Contact your financial consultant.     Same

By Mail                         Mail completed account application     Mail your check and the remittance
                                and purchase payment to the            slip from your confirmation
                                transfer agent,                        statement to the transfer agent.
                                A I M Fund Services, Inc.,
                                P.O. Box 4739,
                                Houston, TX 77210-4739.

By Wire                         Mail completed account application     Call the transfer agent to receive
                                to the transfer agent. Call the        a reference number. Then, use the
                                transfer agent at (800) 959-4246 to    wire instructions at left.
                                receive a reference number. Then,
                                use the following wire
                                instructions:
                                Beneficiary Bank ABA/Routing #:
                                113000609
                                Beneficiary Account Number:
                                00100366807
                                Beneficiary Account Name: A I M
                                Fund Services, Inc.
                                RFB: Fund Name, Reference #
                                OBI: Your Name, Account #

By AIM Bank Connection(SM)      Open your account using one of the     Mail completed AIM Bank Connection
                                methods described above.               form to the transfer agent. Once
                                                                       the transfer agent has received the
                                                                       form, call the transfer agent to
                                                                       place your purchase order.

By AIM Internet Connect(SM)     Open your account using one of the     Select the AIM Internet Connect
                                methods described above.               option on your completed account
                                                                       application or complete an AIM
                                                                       Internet Connect Authorization
                                                                       Form. Mail the application or form
                                                                       to the transfer agent. Once your
                                                                       request for this option has been
                                                                       processed (which may take up to 10
                                                                       days), you may place your purchase
                                                                       order at www.aimfunds.com. The
                                                                       maximum purchase amount per
                                                                       transaction is $100,000. You may
                                                                       not purchase shares in AIM
                                                                       prototype retirement accounts on
                                                                       the internet.
----------------------------------------------------------------------------------------------------------

                                      A-3                            MCF--10/00

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SPECIAL PLANS

AUTOMATIC INVESTMENT PLAN

You can arrange for periodic investments in any of the AIM Funds by authorizing the AIM Fund to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $50. You may stop the Automatic Investment Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal.

DOLLAR COST AVERAGING

Dollar Cost Averaging allows you to make automatic monthly or quarterly exchanges, if permitted, from one AIM Fund account to one or more other AIM Fund accounts with the identical registration. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the 10th or 25th day of the month, whichever you specify, in the amount you specify. The minimum amount you can exchange to another AIM Fund is $50.

AUTOMATIC DIVIDEND INVESTMENT

All of your dividends and distributions may be paid in cash or invested in any AIM Fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same AIM Fund. You may invest your dividends and distributions (1) into another AIM Fund in the same class of shares; or (2) from Class A shares into AIM Cash Reserve Shares of AIM Money Market Fund, or vice versa.

  You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another AIM Fund:

(1) Your account balance (a) in the AIM Fund paying the dividend must be at least $5,000; or (b) in the AIM Fund receiving the dividend must be at least $500;

(2) Both accounts must have identical registration information; and

(3) You must have completed an authorization form to reinvest dividends into another AIM Fund.

PORTFOLIO REBALANCING PROGRAM

If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your AIM Fund holdings should be rebalanced, on a percentage basis, between two and ten of your AIM Funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your AIM Funds for shares of the same class of one or more other AIM Funds in your portfolio. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend or terminate the Program at any time on 60 days' prior written notice.

RETIREMENT PLANS

Shares of most of the AIM Funds can be purchased through tax-sheltered retirement plans made available to corporations, individuals and employees of non-profit organizations and public schools. A plan document must be adopted to establish a retirement plan. You may use AIM Funds-sponsored retirement plans, which include IRAs, Education IRAs, Roth IRAs, 403(b) plans, 401(k) plans, SIMPLE IRA plans, SEP/SARSEP plans and Money Purchase/Profit Sharing plans, or another sponsor's retirement plan. The plan custodian of the AIM Funds-sponsored retirement plan assesses an annual maintenance fee of $10. Contact your financial consultant for details.

REDEEMING SHARES

REDEMPTION FEES

Generally, we will not charge you any fees to redeem your shares. Your broker or financial consultant may charge service fees for handling redemption transactions. Your shares also may be subject to a contingent deferred sales charge (CDSC).

REDEMPTION OF AIM CASH RESERVE SHARES OF
AIM MONEY MARKET FUND ACQUIRED BY EXCHANGE

If you redeem AIM Cash Reserve Shares acquired by exchange from Class A shares subject to a CDSC within 18 months of the purchase of the Class A shares, you will be charged a CDSC.

REDEMPTION OF CLASS B SHARES OR CLASS C
SHARES ACQUIRED BY EXCHANGE FROM AIM CASH
RESERVE SHARES OF AIM MONEY MARKET FUND

We will begin the holding period for purposes of calculating the CDSC on Class B shares or Class C shares acquired by exchange from AIM Cash Reserve Shares of AIM Money Market Fund at the time of the exchange into Class B shares or Class C shares.

REDEMPTION OF CLASS B SHARES ACQUIRED BY
EXCHANGE FROM AIM FLOATING RATE FUND

If you redeem Class B shares you acquired by exchange via a tender offer by AIM Floating Rate Fund, the early withdrawal charge applicable to shares of AIM Floating Rate Fund will be applied instead of the CDSC normally applicable to Class B shares.

MCF--10/00                            A-4

                                 -------------
                                 THE AIM FUNDS
                                 -------------

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial     Contact your financial consultant.
Consultant

By Mail                 Send a written request to the transfer agent. Requests must include (1) original signatures of all registered owners;
                        (2) the name of the AIM Fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an
                        executed stock power; and (4) signature guarantees, if
                        necessary (see below). The transfer agent may require that you provide additional information, such as corporate
                        resolutions or powers of attorney, if applicable. If you are redeeming from an IRA account, you must include a statement of whether or not you are at least 59 1/2 years old and
                        whether you wish to have federal income tax withheld from
                        your proceeds. The transfer agent may require certain other information before you can redeem from an employer-sponsored retirement plan. Contact your employer for details.

By Telephone            Call the transfer agent. You will be allowed to redeem by
                        telephone if (1) the proceeds are to be mailed to the
                        address on record (if there has been no change communicated to us within the last 30 days) or transferred electronically to a pre-authorized checking account; (2) you do not hold
                        physical share certificates; (3) you can provide proper
                        identification information; (4) the proceeds of the
                        redemption do not exceed $50,000; and (5) you have not
                        previously declined the telephone redemption privilege.
                        Certain accounts, including retirement accounts and 403(b)
                        plans, may not be redeemed by telephone. The transfer agent must receive your call during the hours of the customary
                        trading session of the New York Stock Exchange (NYSE) in
                        order to effect the redemption at that day's closing price.

By AIM Internet
Connect                 Place your redemption request at www.aimfunds.com. You will be allowed to redeem by internet if (1) you do not hold
                        physical share certificates; (2) you can provide proper
                        identification information; (3) the proceeds of the
                        redemption do not exceed $50,000; and (4) you have
                        established the internet trading option. AIM prototype
                        retirement accounts may not be redeemed on the internet.
                        The transfer agent must confirm your transaction during the hours of the customary trading session of the NYSE in order to effect the redemption at that day's closing price.

-------------------------------------------------------------------------------

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared.

REDEMPTION BY MAIL

If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds to the address on record with us. If your request is not in good order, you may have to provide us with additional documentation in order to redeem your shares.

REDEMPTION BY TELEPHONE

If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine and are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTION BY INTERNET

If you redeem by internet, we will transmit your redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by internet are genuine and are not liable for internet instructions that are reasonably believed to be genuine.

PAYMENT FOR SYSTEMATIC WITHDRAWALS

You may arrange for regular monthly or quarterly withdrawals from your account of at least $50. You also may make annual withdrawals if you own Class A shares. We will redeem enough shares from your account to cover the amount withdrawn. You must have an account balance of at least $5,000 to establish a Systematic Withdrawal Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

EXPEDITED REDEMPTIONS

(AIM Cash Reserve Shares of AIM Money Market Fund only)

If we receive your redemption order before 11:30 a.m. Eastern Time, we will try to transmit payment of redemption proceeds on that same day. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we generally will transmit payment on the next business day.

                                      A-5                            MCF--10/00

                                --------------
                                 THE AIM FUNDS
                                --------------

REDEMPTIONS BY CHECK

(Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund only)

You may redeem shares of these AIM Funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts.

SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and

(1) the amount is greater than $50,000;

(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution.

REINSTATEMENT PRIVILEGE (Class A shares only)

You may, within 90 days after you sell Class A shares (except Class A shares of AIM Tax-Exempt Cash Fund), reinvest all or part of your redemption proceeds in Class A shares of any AIM Fund at net asset value in an identically registered account. If you sold Class A shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund, you will incur an initial sales charge reflecting the difference between the initial sales charges on those Funds and the ones in which you will be investing. In addition, if you paid a contingent deferred sales charge (CDSC) on any reinstated amount, you will not be subject to a CDSC if you later redeem that amount. You must notify the transfer agent in writing at the time you reinstate that you are exercising your reinstatement privilege. You may exercise this privilege only once per year.

REDEMPTIONS BY THE AIM FUNDS

If your account has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the AIM Funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 or by utilizing the Automatic Investment Plan.
  If an AIM Fund determines that you have not provided a correct Social Security or other tax ID number on your account application, the AIM Fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one AIM Fund for those of another AIM Fund. Before requesting an exchange, review the prospectus of the AIM Fund you wish to acquire. Exchange privileges also apply to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

PERMITTED EXCHANGES

Except as otherwise stated below, you may exchange your shares for shares of the same class of another AIM Fund. You may exchange AIM Cash Reserve Shares of AIM Money Market Fund for Class A shares of another AIM Fund, or vice versa. You also may exchange AIM Cash Reserve Shares of AIM Money Market Fund for Class B shares or Class C shares of another AIM Fund, but only if the AIM Cash Reserve Shares were purchased directly and not acquired by exchange. You may be required to pay an initial sales charge when exchanging from a Fund with a lower initial sales charge than the one into which you are exchanging. If you exchange from Class A shares not subject to a CDSC into Class A shares subject to those charges, you will be charged a CDSC when you redeem the exchanged shares. The CDSC charged on redemption of those shares will be calculated starting on the date you acquired those shares through exchange.


YOU WILL NOT PAY A SALES CHARGE WHEN EXCHANGING:


(1) Class A shares with an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) for Class A shares of another AIM Fund or AIM Cash Reserve Shares of AIM Money Market Fund;

(2) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund for

    (a) one another;

    (b) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund; or

    (c) Class A shares of another AIM Fund, but only if

       (i)  you acquired the original shares before May 1, 1994; or

       (ii) you acquired the original shares on or after May 1, 1994 by way of an exchange from shares with higher sales charges;

(3) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for

    (a) one another;

    (b) Class A shares of an AIM Fund subject to an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), but only if you acquired the original shares

       (i) prior to May 1, 1994 by exchange from Class A shares subject to an initial sales charge;

MCF--10/00                            A-6

                                --------------
                                 THE AIM FUNDS
                                --------------

       (ii) on or after May 1, 1994 by exchange from Class A shares subject to an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund); or

    (c) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, but only if you acquired the original shares by exchange from Class A shares subject to an initial sales charge; or

(4) Class B shares for other Class B shares, and Class C shares for other Class C shares.

(5) AIM Cash Reserve Shares of AIM Money Market Fund for Class B shares and Class C shares.

EXCHANGES NOT PERMITTED

You may not exchange Class A shares subject to contingent deferred sales charges for Class A shares of AIM Limited Maturity Treasury Fund, AIM Tax-Free Intermediate Fund or AIM Tax-Exempt Cash Fund.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- You must meet the minimum purchase requirements for the AIM Fund into which you are exchanging;

- Shares of the AIM Fund you wish to acquire must be available for sale in your state of residence;

- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

- Shares must have been held for at least one day prior to the exchange;

- If you have physical share certificates, you must return them to the transfer agent prior to the exchange; and

- You are limited to a maximum of 10 exchanges per calendar year, because excessive short-term trading or market-timing activity can hurt fund performance. If you exceed that limit, or if an AIM Fund or the distributor determines, in its sole discretion, that your short-term trading is excessive or that you are engaging in market-timing activity, it may reject any additional exchange orders. An exchange is the movement out of (redemption) one AIM Fund and into (purchase) another AIM Fund.

TERMS OF EXCHANGE

Under unusual market conditions, an AIM Fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. There is no fee for exchanges. The exchange privilege is not an option or right to purchase shares. Any of the participating AIM Funds or the distributor may modify or discontinue this privilege at any time.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the AIM Funds from which and into which the exchange is to be made.

BY TELEPHONE

Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours of the customary trading session of the NYSE; however, you still will be allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.

BY INTERNET

You will be allowed to exchange by internet if (1) you do not hold physical share certificates; (2) you can provide proper identification information; and
(3) you have established the internet trading option.

EXCHANGING CLASS B AND CLASS C SHARES

If you make an exchange involving Class B or Class C shares, the amount of time you held the original shares will be added to the holding period of the Class B or Class C shares, respectively, into which you exchanged for the purpose of calculating contingent deferred sales charges (CDSC) if you later redeem the exchanged shares. If you redeem Class B shares acquired by exchange via a tender offer by AIM Floating Rate Fund, you will be credited with the time period you held the shares of AIM Floating Rate Fund for the purpose of computing the early withdrawal charge applicable to those shares.




-------------------------------------------------------------------------------
 EACH AIM FUND AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME TO:

 - REJECT OR CANCEL ANY PART OF ANY PURCHASE OR EXCHANGE ORDER;

 - MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY AIM FUND;

 - REJECT OR CANCEL ANY REQUEST TO ESTABLISH THE AUTOMATIC INVESTMENT PLAN AND SYSTEMATIC WITHDRAWAL PLAN OPTIONS ON THE SAME ACCOUNT; OR

 - WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS.
 ------------------------------------------------------------------------------

                                     A-7                             MCF--10/00

                                --------------
                                 THE AIM FUNDS
                                --------------

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each AIM Fund's shares is the fund's net asset value per share. The AIM Funds value portfolio securities for which market quotations are readily available at market value. The AIM Funds value short-term investments maturing within 60 days at amortized cost, which approximates market value. AIM Money Market Fund and AIM Tax-Exempt Cash Fund value all of their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund, AIM Tax-Exempt Bond Fund of Connecticut and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

  The AIM Funds value all other securities and assets at their fair value. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day. In addition, if, between the time trading ends on a particular security and the close of the customary trading session of the NYSE, events occur that materially affect the value of the security, the AIM Funds may value the security at its fair value as determined in good faith by or under the supervision of the Board of Directors or Trustees of the AIM Fund. The effect of using fair value pricing is that an AIM Fund's net asset value will be subject to the judgment of the Board of Directors or Trustees or its designee instead of being determined by the market. Because some of the AIM Funds may invest in securities that are primarily listed on foreign exchanges that trade on days when the AIM Funds do not price their shares, the value of those funds' assets may change on days when you will not be able to purchase or redeem fund shares.

  Each AIM Fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or any earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each day the NYSE is open for business.

TIMING OF ORDERS

You can purchase, exchange or redeem shares during the hours of the customary trading session of the NYSE. The AIM Funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good form. An AIM Fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets. Different tax rates may apply to ordinary income and long-term capital gain distributions, regardless of how long you have held your shares. Every year, you will be sent information showing the amount of dividends and distributions you received from each AIM Fund during the prior year.

  Any long-term or short-term capital gains realized from redemptions of AIM Fund shares will be subject to federal income tax. Exchanges of shares for shares of another AIM Fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

  INVESTORS IN TAX-EXEMPT FUNDS SHOULD READ THE INFORMATION UNDER THE HEADING "OTHER INFORMATION -- SPECIAL TAX INFORMATION REGARDING THE FUND" IN THEIR PROSPECTUS.

  The foreign, state and local tax consequences of investing in AIM Fund shares may differ materially from the federal income tax consequences described above. You should consult your tax advisor before investing.

MCF--10/00                            A-8

                           --------------------------
                           AIM AGGRESSIVE GROWTH FUND
                           --------------------------

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

  If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us

---------------------------------------------------------

BY MAIL:                     A I M Fund Services, Inc.
                             P.O. Box 4739
                             Houston, TX 77210-4739

BY TELEPHONE:                (800) 347-4246

ON THE INTERNET:             You can send us a request
                             by e-mail or download
                             prospectuses, annual or
                             semiannual reports via
                             our website:
                             http://www.aimfunds.com

---------------------------------------------------------

You also can review and obtain copies of the fund's SAI, reports and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

------------------------------------
 AIM Aggressive Growth Fund
 SEC 1940 Act file number: 811-1424
------------------------------------


[AIM LOGO APPEARS HERE]  www.aimfunds.com   AGRO-PRO-1   INVEST WITH DISCIPLINE
--Registered Trademark--                                --Registered Trademark--

      AIM BLUE CHIP FUND

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

      AIM Blue Chip Fund seeks to provide long-term growth of capital and, secondarily, current income.

                                                  AIM--Registered Trademark--
      PROSPECTUS
      MARCH 1, 2001

                                     This prospectus contains important
                                     information about the Class A, B and C
                                     shares of the fund. Please read it
                                     before investing and keep it for
                                     future reference.

                                     As with all other mutual fund
                                     securities, the Securities and
                                     Exchange Commission has not approved
                                     or disapproved these securities or
                                     determined whether the information
                                     in this prospectus is adequate or
                                     accurate. Anyone who tells you
                                     otherwise is committing a crime.

                                     An investment in the fund:
                                        - is not FDIC insured;
                                        - may lose value; and
                                        - is not guaranteed by a bank.

      [AIM LOGO APPEARS HERE]                            INVEST WITH DISCIPLINE
     --Registered Trademark--                           --Registered Trademark--

                               ------------------
                               AIM BLUE CHIP FUND
                               ------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES AND STRATEGIES         1
- - - - - - - - - - - - - - - - - - - - - - - -

PRINCIPAL RISKS OF INVESTING IN THE FUND     1
- - - - - - - - - - - - - - - - - - - - - - - -

PERFORMANCE INFORMATION                      2
- - - - - - - - - - - - - - - - - - - - - - - -

Annual Total Returns                         2

Performance Table                            2

FEE TABLE AND EXPENSE EXAMPLE                3
- - - - - - - - - - - - - - - - - - - - - - - -

Fee Table                                    3

Expense Example                              3

FUND MANAGEMENT                              4
- - - - - - - - - - - - - - - - - - - - - - - -

The Advisor                                  4

Advisor Compensation                         4

Portfolio Managers                           4

OTHER INFORMATION                            4
- - - - - - - - - - - - - - - - - - - - - - - -

Sales Charges                                4

Dividends and Distributions                  4

FINANCIAL HIGHLIGHTS                         5
- - - - - - - - - - - - - - - - - - - - - - - -

SHAREHOLDER INFORMATION                    A-1
- - - - - - - - - - - - - - - - - - - - - - - -

Choosing a Share Class                     A-1

Purchasing Shares                          A-3

Redeeming Shares                           A-4

Exchanging Shares                          A-6

Pricing of Shares                          A-8

Taxes                                      A-8

OBTAINING ADDITIONAL INFORMATION    Back Cover
- - - - - - - - - - - - - - - - - - - - - - - -

The AIM Family of Funds, The AIM Family of Funds and Design (i.e., the AIM logo), AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investor, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA and Invest with DISCIPLINE are registered service marks and AIM Bank Connection and AIM Internet Connect are service marks of A I M Management Group Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                               ------------------
                               AIM BLUE CHIP FUND
                               ------------------

INVESTMENT OBJECTIVES AND STRATEGIES
--------------------------------------------------------------------------------

The fund's primary investment objective is long-term growth of capital with a secondary objective of current income. The investment objectives of the fund may be changed by the Board of Trustees without shareholder approval.

  The fund seeks to meet its objectives by investing at least 65% of its total assets in the common stocks of blue chip companies. Blue chip companies are those companies that the portfolio managers believe have the potential for above-average growth in earnings and that are well-established in their respective industries. The portfolio managers consider whether to sell a particular security when they believe the security no longer has that potential. When the portfolio managers believe securities other than common stocks offer the opportunity for long-term growth of capital and current income, the fund may invest in United States government securities, convertible securities and high-quality debt securities. The fund may also invest up to 25% of its total assets in foreign securities. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

  In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, the fund may temporarily hold all or a portion of its assets in cash, money market instruments, shares of affiliated money market funds, bonds or other debt securities. As a result, the fund may not achieve its investment objectives.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from your investment may vary. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer of the stock, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

  Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

  An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                               ------------------
                               AIM BLUE CHIP FUND
                               ------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
The following bar chart shows changes in the performance of the fund's Class A shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

                                    [GRAPH]

                                          ANNUAL
YEAR ENDED                                TOTAL
DECEMBER 31                               RETURN
-----------                               ------
1991                                      30.32%
1992                                      2.64%
1993                                      4.61%
1994                                      4.66%
1995                                      32.00%
1996                                      23.75%
1997                                      31.91%
1998                                      30.42%
1999                                      25.65%
2000                                      (9.29)%

  During the periods shown in the bar chart, the highest quarterly return was 24.45% (quarter ended December 31, 1998) and the lowest quarterly return was -11.11% (quarter ended December 31, 2000).

PERFORMANCE TABLE

The following performance table compares the fund's performance to that of a broad-based securities market index. The fund's performance reflects payment of sales loads.

AVERAGE ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(for the periods ended                                                            SINCE           INCEPTION
December 31, 2000)              1 YEAR         5 YEARS         10 YEARS         INCEPTION           DATE
---------------------------------------------------------------------------------------------------------------
Class A                         (14.27)%        18.06%          16.05%            13.66%          02/04/87
Class B                         (14.44)            --              --             17.53           10/01/96
Class C                         (10.82)            --              --             12.30           08/04/97
Russell 1000--Registered
  Trademark-- Index(1)          (7.79)          18.16           17.67             14.77           01/31/87(2)
---------------------------------------------------------------------------------------------------------------

(1) The Russell 1000--Registered Trademark-- Index is a widely recognized, unmanaged index of common stocks that measures the performance of the 1,000 largest companies in the Russell 3000--Registered Trademark-- Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

(2) The average annual total return given is since the date closest to the inception date of the class with the longest performance history.

                               ------------------
                               AIM BLUE CHIP FUND
                               ------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund:

SHAREHOLDER FEES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(fees paid directly from
your investment)              CLASS A   CLASS B   CLASS C
-----------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of
offering price)                5.50%     None     None

Maximum Deferred
Sales Charge (Load)
(as a percentage of
original purchase
price or redemption
proceeds, whichever is less)   None(1)   5.00%    1.00%
-----------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
- - - - - - - - - - - - - - - - - - - - - - - - - - - -
(expenses that are deducted
from fund assets)       CLASS A   CLASS B   CLASS C
-------------------------------------------------------
Management Fees(2)        0.63%     0.63%     0.63%

Distribution and/or
Service (12b-1) Fees      0.35      1.00      1.00

Other Expenses            0.21      0.25      0.25

Total Annual Fund
Operating Expenses        1.19      1.88      1.88
-------------------------------------------------------

(1) If you buy $1,000,000 or more of Class A shares and redeem these shares within 18 months from the date of purchase, you may pay a 1% contingent deferred sales charge (CDSC) at the time of redemption.
(2) The investment advisor has agreed, effective July 1, 2000, to waive a portion of the management fee on assets in excess of $5 billion. Termination of this agreement requires approval by the Board of Trustees.

  You may also be charged a transaction or other fee by the financial institution managing your account.

  As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.

  The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's gross operating expenses remain the same. To the extent fees are waived, fees will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

         1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------
Class A   $665     $907     $1,168     $1,914
Class B    691      891      1,216      2,021
Class C    291      591      1,016      2,201
----------------------------------------------

You would pay the following expenses if you did not redeem your shares:

         1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------
Class A   $665     $907     $1,168     $1,914
Class B    191      591      1,016      2,021
Class C    191      591      1,016      2,201
----------------------------------------------


                               ------------------
                               AIM BLUE CHIP FUND
                               ------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISOR

A I M Advisors, Inc. (the advisor) serves as the fund's investment advisor and is responsible for its day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the fund's operations and provides investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.

  The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 130 investment portfolios, including the fund, encompassing a broad range of investment objectives.

ADVISOR COMPENSATION

During the fiscal year ended October 31, 2000, the advisor received compensation of 0.63% of average daily net assets.

PORTFOLIO MANAGERS

The advisor uses a team approach to investment management. The individual members of the team who are primarily responsible for the day-to-day management of the fund's portfolio are

- Monika H. Degan, Senior Portfolio Manager, who has been responsible for the fund since 1997 and has been associated with the advisor and/or its affiliates since 1995.

- Jonathan C. Schoolar, Senior Portfolio Manager, who has been responsible for the fund since 1996 and has been associated with the advisor and/or its affiliates since 1986.

OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES

Purchases of Class A shares of AIM Blue Chip Fund are subject to the maximum 5.50% initial sales charge as listed under the heading "CATEGORY I Initial Sales Charges" in the "Shareholder Information--Choosing a Share Class" section of this prospectus. Purchases of Class B and Class C shares are subject to the contingent deferred sales charges listed in that section.

DIVIDENDS AND DISTRIBUTIONS

The fund expects that its distributions, if any, will consist primarily of capital gains.

DIVIDENDS

The fund generally declares and pays dividends, if any, annually.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains, if any, annually.

                               ------------------
                               AIM BLUE CHIP FUND
                               ------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

  The information for the three fiscal years ended 1999, the one month period ended October 31, 1996 and the fiscal year ended September 30, 1996 has been audited by KPMG LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request. Information for prior years was audited by other public accountants. The Board of Trustees of the fund has selected new independent auditors for the fund's current fiscal year. For more information regarding the change in independent auditors, see the Statement of Additional Information.

                                                                           CLASS A(a)
                                    -----------------------------------------------------------------------------------------
                                                  YEAR ENDED OCTOBER 31,                  OCTOBER 1, 1996 TO     YEAR ENDED
                                    --------------------------------------------------       OCTOBER 31,        SEPTEMBER 30,
                                       2000          1999        1998(b)      1997(b)            1996               1996
                                    ----------    ----------    ----------    --------    ------------------    -------------
Net asset value, beginning of
  period                            $    15.49    $    12.05    $    10.32    $   8.69         $   8.52           $   7.94
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)           (0.05)         0.01          0.04        0.06               --               0.11
-----------------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both
    realized and unrealized)              1.85          3.47          1.92        2.31             0.17               1.54
=============================================================================================================================
    Total from investment
      operations                          1.80          3.48          1.96        2.37             0.17               1.65
=============================================================================================================================
Less distributions:
  Dividends from net investment
    income                                  --         (0.01)        (0.02)      (0.02)              --              (0.07)
-----------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized
    gains                                   --         (0.03)        (0.21)      (0.72)              --              (1.00)
=============================================================================================================================
    Total distributions                     --         (0.04)        (0.23)      (0.74)              --              (1.07)
=============================================================================================================================
Net asset value, end of period      $    17.29    $    15.49    $    12.05    $  10.32         $   8.69           $   8.52
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Total return(c)                          11.60%        29.01%        19.36%      29.68%            2.04%             22.39%
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                          $3,163,453    $2,299,551    $1,085,648    $498,178         $120,448           $106,415
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratio of expenses to average net
  assets:
  With fee waivers                        1.19%(d)       1.19%        1.22%       1.31%            1.30%(e)           1.26%
-----------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                     1.19%(d)       1.19%        1.22%       1.32%            1.37%(e)           1.26%
=============================================================================================================================
Ratio of net investment income
  (loss) to average net assets           (0.31)%(d)       0.03%       0.33%       0.50%            0.12%(e)           0.53%
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Portfolio turnover rate                     22%           22%           27%         43%              10%                58%
_____________________________________________________________________________________________________________________________
=============================================================================================================================

(a)Per share information and shares have been restated to reflect a 3 for 1 stock split, effected in the form of a 200% stock dividend, on September 8, 2000.
(b)Calculated using average shares outstanding.
(c)Does not include sales charges and is not annualized for periods less than one year.
(d)Ratios are based on average daily net assets of $2,852,320,679.
(e)Annualized.

                               ------------------
                               AIM BLUE CHIP FUND
                               ------------------

FINANCIAL HIGHLIGHTS (continued)
--------------------------------------------------------------------------------

                                                                                CLASS B(a)
                                                --------------------------------------------------------------------------
                                                                                                       OCTOBER 1, 1996
                                                             YEAR ENDED OCTOBER 31,                 (DATE SALES COMMENCED)
                                                ------------------------------------------------        TO OCTOBER 31,
                                                 2000(b)       1999(b)        1998      1997(b)              1996
                                                ----------    ----------    --------    --------    ----------------------
Net asset value, beginning of period            $    15.22    $    11.91    $  10.25    $   8.69            $ 8.52
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                       (0.17)        (0.10)      (0.04)      (0.01)               --
--------------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and
    unrealized)                                       1.82          3.44        1.91        2.30              0.17
==========================================================================================================================
    Total from investment operations                  1.65          3.34        1.87        2.29              0.17
==========================================================================================================================
Less distributions:
  Dividends from net investment income                  --            --          --       (0.01)               --
--------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                 --         (0.03)      (0.21)      (0.72)               --
==========================================================================================================================
    Total distributions                                 --         (0.03)      (0.21)      (0.73)               --
==========================================================================================================================
Net asset value, end of period                  $    16.87    $    15.22    $  11.91    $  10.25            $ 8.69
__________________________________________________________________________________________________________________________
==========================================================================================================================
Total return(c)                                      10.87%        28.08%      18.52%      28.81%             2.00%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)        $2,746,149    $1,891,171    $745,862    $264,337            $8,101
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                    1.88%(d)       1.91%      1.94%       2.10%             2.01%(e)
--------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                 1.88%(d)       1.91%      1.94%       2.12%             2.08%(e)
==========================================================================================================================
Ratio of net investment income (loss) to
  average net assets                                 (1.00)%(d)      (0.68)%    (0.38)%    (0.28)%           (0.58)%(e)
__________________________________________________________________________________________________________________________
==========================================================================================================================
Portfolio turnover rate                                 22%           22%         27%         43%               10%
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a)Per share information and shares have been restated to reflect a 3 for 1 stock split, effected in the form of a 200% stock dividend, on September 8, 2000.
(b)Calculated using average shares outstanding.
(c)Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(d)Ratios are based on average daily net assets of $2,429,821,489.
(e)Annualized.

                               ------------------
                               AIM BLUE CHIP FUND
                               ------------------

FINANCIAL HIGHLIGHTS (continued)
--------------------------------------------------------------------------------

                                                                                     CLASS C(a)
                                                              ---------------------------------------------------------
                                                                                                     AUGUST 4, 1997
                                                                  YEAR ENDED OCTOBER 31,         (DATE SALES COMMENCED)
                                                              -------------------------------        TO OCTOBER 31,
                                                              2000(b)     1999(b)     1998(b)           1997(b)
                                                              --------    --------    -------    ----------------------
Net asset value, beginning of period                          $  15.21    $  11.91    $10.25             $10.57
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.17)      (0.10)    (0.04)                --
-----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   1.82        3.43      1.91              (0.32)
=======================================================================================================================
    Total from investment operations                              1.65        3.33      1.87              (0.32)
=======================================================================================================================
Less distributions:
  Distributions from net realized gains                             --       (0.03)    (0.21)                --
=======================================================================================================================
Net asset value, end of period                                $  16.86    $  15.21    $11.91             $10.25
_______________________________________________________________________________________________________________________
=======================================================================================================================
Total return(c)                                                  10.82%      28.09%    18.52%             (3.06)%
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $720,186    $349,951    $87,554            $3,947
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                1.88%(d)     1.90%    1.94%              2.10%(e)
-----------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                             1.88%(d)     1.90%    1.94%              2.12%(e)
=======================================================================================================================
Ratio of net investment income (loss) to average net assets      (1.00)%(d)    (0.68)%  (0.38)%           (0.28)%(e)
_______________________________________________________________________________________________________________________
=======================================================================================================================
Portfolio turnover rate                                             22%         22%       27%                43%
_______________________________________________________________________________________________________________________
=======================================================================================================================

(a)Per share information and shares have been restated to reflect a 3 for 1 stock split, effected in the form of a 200% stock dividend, on September 8, 2000.
(b)Calculated using average shares outstanding.
(c)Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(d)Ratios are based on average daily net assets of $555,634,002.
(e)Annualized.

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

In addition to the fund, A I M Advisors, Inc. serves as investment advisor to many other mutual funds (the AIM Funds). The following information is about all the AIM Funds.

CHOOSING A SHARE CLASS

Many of the AIM Funds have multiple classes of shares, each class representing an interest in the same portfolio of investments. When choosing a share class, you should consider the factors below:

CLASS A                              CLASS B                              CLASS C
---------------------------------------------------------------------------------------------------------
- Initial sales charge               - No initial sales charge            - No initial sales charge
- Reduced or waived initial sales    - Contingent deferred sales          - Contingent deferred sales
  charge for certain purchases         charge on redemptions within         charge on redemptions within
                                       six years                            one year

- Lower distribution and service     - 12b-1 fee of 1.00%                 - 12b-1 fee of 1.00%
  (12b-1) fee than Class B or
  Class C shares (See "Fee Table
  and Expense Example")

                                     - Converts to Class A shares         - Does not convert to Class A
                                       at the end of the month              shares
                                       which is eight years after
                                       the date on which shares
                                       were purchased along with a
                                       pro rata portion of its
                                       reinvested dividends and
                                       distributions(1)

- Generally more appropriate for     - Purchase orders limited to         - Generally more appropriate
  long-term investors                  amounts less than $250,000           for short-term investors

      (1) AIM Money Market Fund: Class B shares convert to AIM Cash Reserve Shares.

          AIM Global Trends Fund: If you held Class B shares on May 29, 1998 and continue to hold them, those shares will convert to Class A shares of that fund at the end of the month which is seven years after the date on which shares were purchased. If you exchange those shares for Class B shares of another AIM Fund, the shares into which you exchanged will not convert to Class A shares until the end of the month which is eight years after the date on which you purchased your original shares.
          ----------------------------------------------------------------------

DISTRIBUTION AND SERVICE (12B-1) FEES

Each AIM Fund (except AIM Tax-Free Intermediate Fund) has adopted 12b-1 plans that allow the AIM Fund to pay distribution fees to A I M Distributors, Inc. (the distributor) for the sale and distribution of its shares and fees for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the AIM Fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES

Generally, you will not pay a sales charge on purchases or redemptions of Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund. You may be charged a contingent deferred sales charge if you redeem AIM Cash Reserve Shares of AIM Money Market Fund acquired through certain exchanges. Sales charges on all other AIM Funds and classes of those Funds are detailed below. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

INITIAL SALES CHARGES

The AIM Funds are grouped into three categories with respect to initial sales charges. The "Other Information" section of your prospectus will tell you in what category your particular AIM Fund is classified.

CATEGORY I INITIAL SALES CHARGES
------------------------------------------------------------
                                          INVESTOR'S
                                         SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
             Less than $   25,000      5.50%          5.82%
$ 25,000 but less than $   50,000      5.25           5.54
$ 50,000 but less than $  100,000      4.75           4.99
$100,000 but less than $  250,000      3.75           3.90
$250,000 but less than $  500,000      3.00           3.09
$500,000 but less than $1,000,000      2.00           2.04
-------------------------------------------------------------


                                      A-1                            MCF--10/00

                                 -------------
                                 THE AIM FUNDS
                                 -------------

CATEGORY II INITIAL SALES CHARGES
------------------------------------------------------------
                                           INVESTOR'S
                                          SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
             Less than $   50,000      4.75%          4.99%
$ 50,000 but less than $  100,000      4.00           4.17
$100,000 but less than $  250,000      3.75           3.90
$250,000 but less than $  500,000      2.50           2.56
$500,000 but less than $1,000,000      2.00           2.04
-------------------------------------------------------------

CATEGORY III INITIAL SALES CHARGES
-------------------------------------------------------------
                                          INVESTOR'S
                                         SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
             Less than $  100,000      1.00%          1.01%
$100,000 but less than $  250,000      0.75           0.76
$250,000 but less than $1,000,000      0.50           0.50
-------------------------------------------------------------

CONTINGENT DEFERRED SALES CHARGES FOR CLASS A SHARES

You can purchase $1,000,000 or more of Class A shares at net asset value. However, if you purchase shares of that amount in Categories I or II, they will be subject to a contingent deferred sales charge (CDSC) of 1% if you redeem them prior to 18 months after the date of purchase. The distributor may pay a dealer concession and/or a service fee for purchases of $1,000,000 or more.

CONTINGENT DEFERRED SALES CHARGES FOR
CLASS B AND CLASS C SHARES

You can purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages:

     YEAR SINCE
    PURCHASE MADE          CLASS B            CLASS C
----------------------------------------------------------
First                         5%                1%
Second                        4                None
Third                         3                None
Fourth                        3                None
Fifth                         2                None
Sixth                         1                None
Seventh and following       None               None
----------------------------------------------------------

COMPUTING A CDSC

The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, we will assume that you have redeemed shares on which there is no CDSC first and, then, shares in the order of purchase.

REDUCED SALES CHARGES
AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial consultant must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment.

REDUCED SALES CHARGES

You may be eligible to buy Class A shares at reduced initial sales charge rates under Rights of Accumulation or Letters of Intent under certain circumstances.

Rights of Accumulation

You may combine your new purchases of Class A shares with Class A shares currently owned for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all Class A shares you own.

Letters of Intent

Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of AIM Funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

INITIAL SALES CHARGE EXCEPTIONS

You will not pay initial sales charges

- on shares purchased by reinvesting dividends and distributions;

- when exchanging shares among certain AIM Funds;

- when using the reinstatement privilege; and

- when a merger, consolidation, or acquisition of assets of an AIM Fund occurs.

CONTINGENT DEFERRED SALES CHARGE (CDSC) EXCEPTIONS

You will not pay a CDSC

- if you redeem Class B shares you held for more than six years;

- if you redeem Class C shares you held for more than one year;

- if you redeem shares acquired through reinvestment of dividends and distributions; and

- on increases in the net asset value of your shares.

There may be other situations when you may be able to purchase or redeem shares at reduced or without sales charges. Consult the fund's Statement of Additional Information for details.

MCF--10/00                            A-2

                                --------------
                                 THE AIM FUNDS
                                --------------

PURCHASING SHARES

MINIMUM INVESTMENTS PER AIM FUND ACCOUNT

The minimum investments for AIM Fund accounts (except for investments in AIM Large Cap Opportunities Fund, AIM Mid Cap Opportunities Fund and AIM Small Cap Opportunities Fund) are as follows:

                                                                  INITIAL                      ADDITIONAL
TYPE OF ACCOUNT                                                 INVESTMENTS                    INVESTMENTS
-----------------------------------------------------------------------------------------------------------
Savings Plans (money-purchase/profit sharing     $  0 ($25 per AIM Fund investment for               $25
plans, 401(k) plans, Simplified Employee Pension      salary deferrals from Savings Plans)
(SEP) accounts, Salary Reduction (SARSEP)
accounts, Savings Incentive Match Plans for
Employee IRA (Simple IRA) accounts, 403(b) or
457 plans)
Automatic Investment Plans                         50                                                 50
IRA, Education IRA or Roth IRA                    250                                                 50
All other accounts                                500                                                 50
----------------------------------------------------------------------------------------------------------

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below.

PURCHASE OPTIONS
---------------------------------------------------------------------------------------------------------

                                OPENING AN ACCOUNT                     ADDING TO AN ACCOUNT
---------------------------------------------------------------------------------------------------------
Through a Financial Consultant  Contact your financial consultant.     Same

By Mail                         Mail completed account application     Mail your check and the remittance
                                and purchase payment to the            slip from your confirmation
                                transfer agent,                        statement to the transfer agent.
                                A I M Fund Services, Inc.,
                                P.O. Box 4739,
                                Houston, TX 77210-4739.

By Wire                         Mail completed account application     Call the transfer agent to receive
                                to the transfer agent. Call the        a reference number. Then, use the
                                transfer agent at (800) 959-4246 to    wire instructions at left.
                                receive a reference number. Then,
                                use the following wire
                                instructions:
                                Beneficiary Bank ABA/Routing #:
                                113000609
                                Beneficiary Account Number:
                                00100366807
                                Beneficiary Account Name: A I M
                                Fund Services, Inc.
                                RFB: Fund Name, Reference #
                                OBI: Your Name, Account #

By AIM Bank Connection(SM)      Open your account using one of the     Mail completed AIM Bank Connection
                                methods described above.               form to the transfer agent. Once
                                                                       the transfer agent has received the
                                                                       form, call the transfer agent to
                                                                       place your purchase order.

By AIM Internet Connect(SM)     Open your account using one of the     Select the AIM Internet Connect
                                methods described above.               option on your completed account
                                                                       application or complete an AIM
                                                                       Internet Connect Authorization
                                                                       Form. Mail the application or form
                                                                       to the transfer agent. Once your
                                                                       request for this option has been
                                                                       processed (which may take up to 10
                                                                       days), you may place your purchase
                                                                       order at www.aimfunds.com. The
                                                                       maximum purchase amount per
                                                                       transaction is $100,000. You may
                                                                       not purchase shares in AIM
                                                                       prototype retirement accounts on
                                                                       the internet.
----------------------------------------------------------------------------------------------------------

                                      A-3                            MCF--10/00

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SPECIAL PLANS

AUTOMATIC INVESTMENT PLAN

You can arrange for periodic investments in any of the AIM Funds by authorizing the AIM Fund to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $50. You may stop the Automatic Investment Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal.

DOLLAR COST AVERAGING

Dollar Cost Averaging allows you to make automatic monthly or quarterly exchanges, if permitted, from one AIM Fund account to one or more other AIM Fund accounts with the identical registration. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the 10th or 25th day of the month, whichever you specify, in the amount you specify. The minimum amount you can exchange to another AIM Fund is $50.

AUTOMATIC DIVIDEND INVESTMENT

All of your dividends and distributions may be paid in cash or invested in any AIM Fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same AIM Fund. You may invest your dividends and distributions (1) into another AIM Fund in the same class of shares; or (2) from Class A shares into AIM Cash Reserve Shares of AIM Money Market Fund, or vice versa.

  You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another AIM Fund:

(1) Your account balance (a) in the AIM Fund paying the dividend must be at least $5,000; or (b) in the AIM Fund receiving the dividend must be at least $500;

(2) Both accounts must have identical registration information; and

(3) You must have completed an authorization form to reinvest dividends into another AIM Fund.

PORTFOLIO REBALANCING PROGRAM

If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your AIM Fund holdings should be rebalanced, on a percentage basis, between two and ten of your AIM Funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your AIM Funds for shares of the same class of one or more other AIM Funds in your portfolio. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend or terminate the Program at any time on 60 days' prior written notice.

RETIREMENT PLANS

Shares of most of the AIM Funds can be purchased through tax-sheltered retirement plans made available to corporations, individuals and employees of non-profit organizations and public schools. A plan document must be adopted to establish a retirement plan. You may use AIM Funds-sponsored retirement plans, which include IRAs, Education IRAs, Roth IRAs, 403(b) plans, 401(k) plans, SIMPLE IRA plans, SEP/SARSEP plans and Money Purchase/Profit Sharing plans, or another sponsor's retirement plan. The plan custodian of the AIM Funds-sponsored retirement plan assesses an annual maintenance fee of $10. Contact your financial consultant for details.

REDEEMING SHARES

REDEMPTION FEES

Generally, we will not charge you any fees to redeem your shares. Your broker or financial consultant may charge service fees for handling redemption transactions. Your shares also may be subject to a contingent deferred sales charge (CDSC).

REDEMPTION OF AIM CASH RESERVE SHARES OF
AIM MONEY MARKET FUND ACQUIRED BY EXCHANGE

If you redeem AIM Cash Reserve Shares acquired by exchange from Class A shares subject to a CDSC within 18 months of the purchase of the Class A shares, you will be charged a CDSC.

REDEMPTION OF CLASS B SHARES OR CLASS C
SHARES ACQUIRED BY EXCHANGE FROM AIM CASH
RESERVE SHARES OF AIM MONEY MARKET FUND

We will begin the holding period for purposes of calculating the CDSC on Class B shares or Class C shares acquired by exchange from AIM Cash Reserve Shares of AIM Money Market Fund at the time of the exchange into Class B shares or Class C shares.

REDEMPTION OF CLASS B SHARES ACQUIRED BY
EXCHANGE FROM AIM FLOATING RATE FUND

If you redeem Class B shares you acquired by exchange via a tender offer by AIM Floating Rate Fund, the early withdrawal charge applicable to shares of AIM Floating Rate Fund will be applied instead of the CDSC normally applicable to Class B shares.

MCF--10/00                            A-4

                                 -------------
                                 THE AIM FUNDS
                                 -------------

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial     Contact your financial consultant.
Consultant

By Mail                 Send a written request to the transfer agent. Requests must include (1) original signatures of all registered owners;
                        (2) the name of the AIM Fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an
                        executed stock power; and (4) signature guarantees, if
                        necessary (see below). The transfer agent may require that you provide additional information, such as corporate
                        resolutions or powers of attorney, if applicable. If you are redeeming from an IRA account, you must include a statement of whether or not you are at least 59 1/2 years old and
                        whether you wish to have federal income tax withheld from
                        your proceeds. The transfer agent may require certain other information before you can redeem from an employer-sponsored retirement plan. Contact your employer for details.

By Telephone            Call the transfer agent. You will be allowed to redeem by
                        telephone if (1) the proceeds are to be mailed to the
                        address on record (if there has been no change communicated to us within the last 30 days) or transferred electronically to a pre-authorized checking account; (2) you do not hold
                        physical share certificates; (3) you can provide proper
                        identification information; (4) the proceeds of the
                        redemption do not exceed $50,000; and (5) you have not
                        previously declined the telephone redemption privilege.
                        Certain accounts, including retirement accounts and 403(b)
                        plans, may not be redeemed by telephone. The transfer agent must receive your call during the hours of the customary
                        trading session of the New York Stock Exchange (NYSE) in
                        order to effect the redemption at that day's closing price.

By AIM Internet
Connect                 Place your redemption request at www.aimfunds.com. You will be allowed to redeem by internet if (1) you do not hold
                        physical share certificates; (2) you can provide proper
                        identification information; (3) the proceeds of the
                        redemption do not exceed $50,000; and (4) you have
                        established the internet trading option. AIM prototype
                        retirement accounts may not be redeemed on the internet.
                        The transfer agent must confirm your transaction during the hours of the customary trading session of the NYSE in order to effect the redemption at that day's closing price.

-------------------------------------------------------------------------------

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared.

REDEMPTION BY MAIL

If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds to the address on record with us. If your request is not in good order, you may have to provide us with additional documentation in order to redeem your shares.

REDEMPTION BY TELEPHONE

If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine and are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTION BY INTERNET

If you redeem by internet, we will transmit your redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by internet are genuine and are not liable for internet instructions that are reasonably believed to be genuine.

PAYMENT FOR SYSTEMATIC WITHDRAWALS

You may arrange for regular monthly or quarterly withdrawals from your account of at least $50. You also may make annual withdrawals if you own Class A shares. We will redeem enough shares from your account to cover the amount withdrawn. You must have an account balance of at least $5,000 to establish a Systematic Withdrawal Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

EXPEDITED REDEMPTIONS

(AIM Cash Reserve Shares of AIM Money Market Fund only)

If we receive your redemption order before 11:30 a.m. Eastern Time, we will try to transmit payment of redemption proceeds on that same day. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we generally will transmit payment on the next business day.

                                      A-5                            MCF--10/00

                                --------------
                                 THE AIM FUNDS
                                --------------

REDEMPTIONS BY CHECK

(Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund only)

You may redeem shares of these AIM Funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts.

SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and

(1) the amount is greater than $50,000;

(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution.

REINSTATEMENT PRIVILEGE (Class A shares only)

You may, within 90 days after you sell Class A shares (except Class A shares of AIM Tax-Exempt Cash Fund), reinvest all or part of your redemption proceeds in Class A shares of any AIM Fund at net asset value in an identically registered account. If you sold Class A shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund, you will incur an initial sales charge reflecting the difference between the initial sales charges on those Funds and the ones in which you will be investing. In addition, if you paid a contingent deferred sales charge (CDSC) on any reinstated amount, you will not be subject to a CDSC if you later redeem that amount. You must notify the transfer agent in writing at the time you reinstate that you are exercising your reinstatement privilege. You may exercise this privilege only once per year.

REDEMPTIONS BY THE AIM FUNDS

If your account has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the AIM Funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 or by utilizing the Automatic Investment Plan.
  If an AIM Fund determines that you have not provided a correct Social Security or other tax ID number on your account application, the AIM Fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one AIM Fund for those of another AIM Fund. Before requesting an exchange, review the prospectus of the AIM Fund you wish to acquire. Exchange privileges also apply to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

PERMITTED EXCHANGES

Except as otherwise stated below, you may exchange your shares for shares of the same class of another AIM Fund. You may exchange AIM Cash Reserve Shares of AIM Money Market Fund for Class A shares of another AIM Fund, or vice versa. You also may exchange AIM Cash Reserve Shares of AIM Money Market Fund for Class B shares or Class C shares of another AIM Fund, but only if the AIM Cash Reserve Shares were purchased directly and not acquired by exchange. You may be required to pay an initial sales charge when exchanging from a Fund with a lower initial sales charge than the one into which you are exchanging. If you exchange from Class A shares not subject to a CDSC into Class A shares subject to those charges, you will be charged a CDSC when you redeem the exchanged shares. The CDSC charged on redemption of those shares will be calculated starting on the date you acquired those shares through exchange.


YOU WILL NOT PAY A SALES CHARGE WHEN EXCHANGING:


(1) Class A shares with an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) for Class A shares of another AIM Fund or AIM Cash Reserve Shares of AIM Money Market Fund;

(2) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund for

    (a) one another;

    (b) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund; or

    (c) Class A shares of another AIM Fund, but only if

       (i)  you acquired the original shares before May 1, 1994; or

       (ii) you acquired the original shares on or after May 1, 1994 by way of an exchange from shares with higher sales charges;

(3) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for

    (a) one another;

    (b) Class A shares of an AIM Fund subject to an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), but only if you acquired the original shares

       (i) prior to May 1, 1994 by exchange from Class A shares subject to an initial sales charge;

MCF--10/00                            A-6

                                --------------
                                 THE AIM FUNDS
                                --------------

       (ii) on or after May 1, 1994 by exchange from Class A shares subject to an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund); or

    (c) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, but only if you acquired the original shares by exchange from Class A shares subject to an initial sales charge; or

(4) Class B shares for other Class B shares, and Class C shares for other Class C shares.

(5) AIM Cash Reserve Shares of AIM Money Market Fund for Class B shares and Class C shares.

EXCHANGES NOT PERMITTED

You may not exchange Class A shares subject to contingent deferred sales charges for Class A shares of AIM Limited Maturity Treasury Fund, AIM Tax-Free Intermediate Fund or AIM Tax-Exempt Cash Fund.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- You must meet the minimum purchase requirements for the AIM Fund into which you are exchanging;

- Shares of the AIM Fund you wish to acquire must be available for sale in your state of residence;

- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

- Shares must have been held for at least one day prior to the exchange;

- If you have physical share certificates, you must return them to the transfer agent prior to the exchange; and

- You are limited to a maximum of 10 exchanges per calendar year, because excessive short-term trading or market-timing activity can hurt fund performance. If you exceed that limit, or if an AIM Fund or the distributor determines, in its sole discretion, that your short-term trading is excessive or that you are engaging in market-timing activity, it may reject any additional exchange orders. An exchange is the movement out of (redemption) one AIM Fund and into (purchase) another AIM Fund.

TERMS OF EXCHANGE

Under unusual market conditions, an AIM Fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. There is no fee for exchanges. The exchange privilege is not an option or right to purchase shares. Any of the participating AIM Funds or the distributor may modify or discontinue this privilege at any time.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the AIM Funds from which and into which the exchange is to be made.

BY TELEPHONE

Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours of the customary trading session of the NYSE; however, you still will be allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.

BY INTERNET

You will be allowed to exchange by internet if (1) you do not hold physical share certificates; (2) you can provide proper identification information; and
(3) you have established the internet trading option.

EXCHANGING CLASS B AND CLASS C SHARES

If you make an exchange involving Class B or Class C shares, the amount of time you held the original shares will be added to the holding period of the Class B or Class C shares, respectively, into which you exchanged for the purpose of calculating contingent deferred sales charges (CDSC) if you later redeem the exchanged shares. If you redeem Class B shares acquired by exchange via a tender offer by AIM Floating Rate Fund, you will be credited with the time period you held the shares of AIM Floating Rate Fund for the purpose of computing the early withdrawal charge applicable to those shares.




-------------------------------------------------------------------------------
 EACH AIM FUND AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME TO:

 - REJECT OR CANCEL ANY PART OF ANY PURCHASE OR EXCHANGE ORDER;

 - MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY AIM FUND;

 - REJECT OR CANCEL ANY REQUEST TO ESTABLISH THE AUTOMATIC INVESTMENT PLAN AND SYSTEMATIC WITHDRAWAL PLAN OPTIONS ON THE SAME ACCOUNT; OR

 - WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS.
 ------------------------------------------------------------------------------

                                     A-7                             MCF--10/00

                                --------------
                                 THE AIM FUNDS
                                --------------

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each AIM Fund's shares is the fund's net asset value per share. The AIM Funds value portfolio securities for which market quotations are readily available at market value. The AIM Funds value short-term investments maturing within 60 days at amortized cost, which approximates market value. AIM Money Market Fund and AIM Tax-Exempt Cash Fund value all of their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund, AIM Tax-Exempt Bond Fund of Connecticut and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

  The AIM Funds value all other securities and assets at their fair value. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day. In addition, if, between the time trading ends on a particular security and the close of the customary trading session of the NYSE, events occur that materially affect the value of the security, the AIM Funds may value the security at its fair value as determined in good faith by or under the supervision of the Board of Directors or Trustees of the AIM Fund. The effect of using fair value pricing is that an AIM Fund's net asset value will be subject to the judgment of the Board of Directors or Trustees or its designee instead of being determined by the market. Because some of the AIM Funds may invest in securities that are primarily listed on foreign exchanges that trade on days when the AIM Funds do not price their shares, the value of those funds' assets may change on days when you will not be able to purchase or redeem fund shares.

  Each AIM Fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or any earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each day the NYSE is open for business.

TIMING OF ORDERS

You can purchase, exchange or redeem shares during the hours of the customary trading session of the NYSE. The AIM Funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good form. An AIM Fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets. Different tax rates may apply to ordinary income and long-term capital gain distributions, regardless of how long you have held your shares. Every year, you will be sent information showing the amount of dividends and distributions you received from each AIM Fund during the prior year.

  Any long-term or short-term capital gains realized from redemptions of AIM Fund shares will be subject to federal income tax. Exchanges of shares for shares of another AIM Fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

  INVESTORS IN TAX-EXEMPT FUNDS SHOULD READ THE INFORMATION UNDER THE HEADING "OTHER INFORMATION -- SPECIAL TAX INFORMATION REGARDING THE FUND" IN THEIR PROSPECTUS.

  The foreign, state and local tax consequences of investing in AIM Fund shares may differ materially from the federal income tax consequences described above. You should consult your tax advisor before investing.

MCF--10/00                            A-8

                               ------------------
                               AIM BLUE CHIP FUND
                               ------------------

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

  If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us

---------------------------------------------------------

BY MAIL:                     A I M Fund Services, Inc.
                             P.O. Box 4739
                             Houston, TX 77210-4739

BY TELEPHONE:                (800) 347-4246

ON THE INTERNET:             You can send us a
                             request by e-mail or
                             download prospectuses,
                             annual or semiannual
                             reports via our website:
                             http://www.aimfunds.com

---------------------------------------------------------

You also can review and obtain copies of the fund's SAI, reports and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

-----------------------------------
 AIM Blue Chip Fund
 SEC 1940 Act file number: 811-1424
-----------------------------------

[AIM LOGO APPEARS HERE]  www.aimfunds.com   BCH-PRO-1    INVEST WITH DISCIPLINE
--Registered Trademark--                                --Registered Trademark--

      AIM CAPITAL DEVELOPMENT FUND

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

      AIM Capital Development Fund seeks to provide long-term growth of capital.

                                                     AIM--Registered Trademark--
      PROSPECTUS
      MARCH 1, 2001

                                     This prospectus contains important
                                     information about the Class A, B and C
                                     shares of the fund. Please read it
                                     before investing and keep it for
                                     future reference.

                                     As with all other mutual fund
                                     securities, the Securities and
                                     Exchange Commission has not approved
                                     or disapproved these securities or
                                     determined whether the information
                                     in this prospectus is adequate or
                                     accurate. Anyone who tells you
                                     otherwise is committing a crime.

                                     An investment in the fund:
                                        - is not FDIC insured;
                                        - may lose value; and
                                        - is not guaranteed by a bank.

      [AIM LOGO APPEARS HERE]                           INVEST WITH DISCIPLINE
     --Registered Trademark--                          --Registered Trademark--

                          ----------------------------
                          AIM CAPITAL DEVELOPMENT FUND
                          ----------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND STRATEGIES          1
- - - - - - - - - - - - - - - - - - - - - - - -

PRINCIPAL RISKS OF INVESTING IN THE FUND     1
- - - - - - - - - - - - - - - - - - - - - - - -

PERFORMANCE INFORMATION                      2
- - - - - - - - - - - - - - - - - - - - - - - -

Annual Total Returns                         2

Performance Table                            2

FEE TABLE AND EXPENSE EXAMPLE                3
- - - - - - - - - - - - - - - - - - - - - - - -

Fee Table                                    3

Expense Example                              3

FUND MANAGEMENT                              4
- - - - - - - - - - - - - - - - - - - - - - - -

The Advisor                                  4

Advisor Compensation                         4

Portfolio Managers                           4

OTHER INFORMATION                            4
- - - - - - - - - - - - - - - - - - - - - - - -

Sales Charges                                4

Dividends and Distributions                  4

FINANCIAL HIGHLIGHTS                         5
- - - - - - - - - - - - - - - - - - - - - - - -

SHAREHOLDER INFORMATION                    A-1
- - - - - - - - - - - - - - - - - - - - - - - -

Choosing a Share Class                     A-1

Purchasing Shares                          A-3

Redeeming Shares                           A-4

Exchanging Shares                          A-6

Pricing of Shares                          A-8

Taxes                                      A-8

OBTAINING ADDITIONAL INFORMATION    Back Cover
- - - - - - - - - - - - - - - - - - - - - - - -

The AIM Family of Funds, The AIM Family of Funds and Design (i.e., the AIM logo), AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investor, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA and Invest with DISCIPLINE are registered service marks and AIM Bank Connection and AIM Internet Connect are service marks of A I M Management Group Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                          ----------------------------
                          AIM CAPITAL DEVELOPMENT FUND
                          ----------------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is long-term growth of capital. The investment objective of the fund may be changed by the Board of Trustees without shareholder approval.

  The fund seeks to meet its objective by investing primarily in securities, including common stocks, convertible securities and bonds, of small- and medium-sized companies. Among factors which the portfolio managers may consider when purchasing these securities are (1) the growth prospects for a company's products; (2) the economic outlook for its industry; (3) a company's new product development; (4) its operating management capabilities; (5) the relationship between the price of the security and its estimated fundamental value; (6) relevant market, economic and political environments; and (7) financial characteristics, such as balance sheet analysis and return on assets. The portfolio managers consider whether to sell a particular security when any one of these factors materially changes or when the securities are no longer considered medium-sized company securities. The fund may also invest up to 25% of its total assets in foreign securities. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

  In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, the fund may temporarily hold all or a portion of its assets in cash, money market instruments, shares of affiliated money market funds, bonds or other debt securities. As a result, the fund may not achieve its investment objective.

  The fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If the fund does trade in this way, it may incur increased transaction costs, which can lower the actual return on your investment. Active trading may also increase short-term gains and losses, which may affect the taxes you have to pay.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. This is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than equity securities of larger, more-established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more-established companies, it may be difficult or impossible for the fund to sell securities at a desirable price.

  Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

  An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                          ----------------------------
                          AIM CAPITAL DEVELOPMENT FUND
                          ----------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance is not necessarily an indication of its future performance. Total return information in the bar chart and table below has been affected by special market factors, including the fund's investments in initial public offerings (IPOs), which had a magnified impact on the fund due to its small asset base. There is no guarantee that, as the fund's assets grow, it will continue to experience substantially similar performance.

ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
The following bar chart shows changes in the performance of the fund's Class A shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

                                    [GRAPH]

                                          ANNUAL
YEAR ENDED                                TOTAL
DECEMBER 31                               RETURNS
-----------                               -------
1997                                      23.69%
1998                                       4.53%
1999                                      27.78%
2000                                       9.82%

  During the periods shown in the bar chart, the highest quarterly return was 30.92% (quarter ended December 31, 1999) and the lowest quarterly return was -20.93% (quarter ended September 30, 1998).


PERFORMANCE TABLE

The following performance table compares the fund's performance to that of broad-based securities market indices. The fund's performance reflects payment of sales loads.

AVERAGE ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(for the periods ended                                                  SINCE      INCEPTION
December 31, 2000)                                            1 YEAR   INCEPTION     DATE
-----------------------------------------------------------------------------------------------
Class A                                                        3.76%     16.38%    06/17/96
Class B                                                        4.36      14.74     10/01/96
Class C                                                        8.10      12.95     08/04/97
Russell 2500(TM) Index(1)                                      4.27      13.40     06/30/96(2)
Russell Midcap(TM) Index(3)                                    8.25      16.45     06/30/96(2)
-----------------------------------------------------------------------------------------------

(1) The Russell 2500--Trademark-- Index measures the performance of the 2,500 smallest companies in the Russell 3000--Registered Trademark-- Index, which represents approximately 17% of the total market capitalization of the Russell 3000--Registered Trademark-- Index. The fund has elected to use the Russell 2500--Trademark-- Index as its primary index rather than the Russell Midcap--Trademark-- Index since the Russell 2500--Trademark-- Index has both a small cap and a mid cap component and more closely reflects the performance of the securities in which the fund invests.

(2) The average annual total return given is since the date closest to the inception date of the class with the longest performance history.

(3) The Russell Midcap--Trademark-- Index measures the performance of the 800 companies in the Russell 1000--Registered Trademark-- Index with the lowest market capitalization. These companies are considered representative of medium-sized companies.

                          ----------------------------
                          AIM CAPITAL DEVELOPMENT FUND
                          ----------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund:

SHAREHOLDER FEES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(fees paid directly from
your investment)               CLASS A  CLASS B   CLASS C
-----------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of
offering price)                5.50%     None      None

Maximum Deferred
Sales Charge (Load)
(as a percentage of
original purchase
price or redemption
proceeds, whichever is less)   None(1)   5.00%     1.00%
-----------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
- - - - - - - - - - - - - - - - - - - - - - - - - - -
(expenses that are deducted
from fund assets)       CLASS A   CLASS B   CLASS C
-----------------------------------------------------
Management Fees          0.66%     0.66%     0.66%
Distribution and/or
Service (12b-1) Fees     0.35      1.00      1.00
Other Expenses           0.27      0.33      0.33
Total Annual Fund
Operating Expenses       1.28      1.99      1.99
-----------------------------------------------------

(1) If you buy $1,000,000 or more of Class A shares and redeem these shares within 18 months from the date of purchase, you may pay a 1% contingent deferred sales charge (CDSC) at the time of redemption.

  You may also be charged a transaction or other fee by the financial institution managing your account.

  As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.

  The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

         1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------
Class A   $673     $934     $1,214     $2,010
Class B    702      924      1,273      2,134
Class C    302      624      1,073      2,317
----------------------------------------------

You would pay the following expenses if you did not redeem your shares:

         1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------
Class A   $673     $934     $1,214     $2,010
Class B    202      624      1,073      2,134
Class C    202      624      1,073      2,317
----------------------------------------------


                          ----------------------------
                          AIM CAPITAL DEVELOPMENT FUND
                          ----------------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISOR

A I M Advisors, Inc. (the advisor) serves as the fund's investment advisor and is responsible for its day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the fund's operations and provides investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.

  The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 130 investment portfolios, including the fund, encompassing a broad range of investment objectives.

ADVISOR COMPENSATION

During the fiscal year ended October 31, 2000, the advisor received compensation of 0.66% of average daily net assets.

PORTFOLIO MANAGERS

The advisor uses a team approach to investment management. The individual members of the team who are primarily responsible for the day-to-day management of the fund's portfolio are

- Edgar M. Larsen, Senior Portfolio Manager, who has been responsible for the fund since 1996 and has been associated with the advisor and/or its affiliates since 1996. From 1981 to 1996, he was, among other offices, Senior Vice President of John Hancock Advisers, Inc. and its predecessors.

- Paul J. Rasplicka, Senior Portfolio Manager, who has been responsible for the fund since 1998 and has been associated with the advisor and/or its affiliates since 1994. From 1994 to 1998, he was Portfolio Manager of Institutional Trust Company, an affiliate of the advisor.

OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES

Purchases of Class A shares of AIM Capital Development Fund are subject to the maximum 5.50% initial sales charge as listed under the heading "CATEGORY I Initial Sales Charges" in the "Shareholder Information--Choosing a Share Class" section of this prospectus. Purchases of Class B and Class C shares are subject to the contingent deferred sales charges listed in that section.

DIVIDENDS AND DISTRIBUTIONS

The fund expects that its distributions, if any, will consist primarily of capital gains.

DIVIDENDS

The fund generally declares and pays dividends, if any, annually.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains, if any, annually.

                          ----------------------------
                          AIM CAPITAL DEVELOPMENT FUND
                          ----------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

  This information has been audited by KPMG LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request. The Board of Trustees of the fund has selected new independent auditors for the fund's current fiscal year. For more information regarding the change in independent auditors, see the Statement of Additional Information.

  Total return information in this table has been affected by special market factors, including the fund's investments in initial public offerings (IPOs), which have had a magnified impact on the fund due to its small asset base. There is no guarantee that, as the fund's assets grow, it will continue to experience substantially similar performance.

                                                                                     CLASS A
                                                         ----------------------------------------------------------------
                                                                                                          JUNE 17, 1996
                                                                                                         (DATE OPERATIONS
                                                                    YEAR ENDED OCTOBER 31,                 COMMENCED) TO
                                                         --------------------------------------------       OCTOBER 31,
                                                           2000        1999        1998        1997            1996
                                                         --------    --------    --------    --------    ----------------
Net asset value, beginning of period                     $  15.24    $  12.89    $  14.57    $  11.09        $  10.00
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                              (0.13)      (0.10)(a)    (0.06)(a)    (0.10)(a)        (0.01)(a)
-------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                              6.68        2.45       (1.62)       3.58            1.10
=========================================================================================================================
    Total from investment operations                         6.55        2.35       (1.68)       3.48            1.09
=========================================================================================================================
Net asset value, end of period                           $  21.79    $  15.24    $  12.89    $  14.57        $  11.09
_________________________________________________________________________________________________________________________
=========================================================================================================================
Total return(b)                                             42.98%      18.23%     (11.53)%     31.38%          10.90%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                 $759,838    $579,514    $717,263    $577,685        $251,253
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                           1.28%(c)     1.38%      1.28%       1.33%           1.35% (d)
-------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                        1.28%(c)     1.38%      1.28%       1.38%           1.60% (d)
=========================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                    (0.60)%(c)    (0.70)%    (0.40)%    (0.83)%         (0.29)%(d)
_________________________________________________________________________________________________________________________
=========================================================================================================================
Portfolio turnover rate                                       101%        117%         78%         41%             13%
_________________________________________________________________________________________________________________________
=========================================================================================================================

(a)Calculated using average shares outstanding.
(b)Does not include sales charges and is not annualized for periods less than one year.
(c)Ratios are based on average daily net assets of $736,784,011.
(d)Annualized.

                          ----------------------------
                          AIM CAPITAL DEVELOPMENT FUND
                          ----------------------------

FINANCIAL HIGHLIGHTS (continued)
--------------------------------------------------------------------------------

                                                                                     CLASS B
                                                         ---------------------------------------------------------------
                                                                                                         OCTOBER 1, 1996
                                                                                                           (DATE SALES
                                                                    YEAR ENDED OCTOBER 31,                COMMENCED) TO
                                                         --------------------------------------------      OCTOBER 31,
                                                           2000      1999(a)     1998(a)     1997(a)         1996(a)
                                                         --------    --------    --------    --------    ---------------
Net asset value, beginning of period                     $  14.90    $  12.70    $  14.46    $  11.08        $ 11.26
------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                              (0.26)      (0.20)      (0.16)      (0.20)         (0.01)
------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                              6.52        2.40       (1.60)       3.58          (0.17)
========================================================================================================================
    Total from investment operations                         6.26        2.20       (1.76)       3.38          (0.18)
========================================================================================================================
Net asset value, end of period                           $  21.16    $  14.90    $  12.70    $  14.46        $ 11.08
________________________________________________________________________________________________________________________
========================================================================================================================
Total return(b)                                             42.01%      17.32%     (12.17)%     30.51%         (1.60)%
________________________________________________________________________________________________________________________
========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                 $617,576    $451,508    $493,993    $297,623        $22,435
________________________________________________________________________________________________________________________
========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                           1.99%(c)     2.12%      2.02%       2.09%          1.89%(d)
------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                        1.99%(c)     2.12%      2.02%       2.14%          2.28%(d)
========================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                    (1.30)%(c)    (1.44)%    (1.14)%    (1.59)%        (0.83)%(d)
________________________________________________________________________________________________________________________
========================================================================================================================
Portfolio turnover rate                                       101%        117%         78%         41%            13%
________________________________________________________________________________________________________________________
========================================================================================================================

(a)Calculated using average shares outstanding.
(b)Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)Ratios are based on average daily net assets of $591,355,710.
(d)Annualized.

                                                                                  CLASS C
                                                              -----------------------------------------------
                                                                                               AUGUST 4, 1997
                                                                                                (DATE SALES
                                                                 YEAR ENDED OCTOBER 31,          COMMENCED)
                                                              -----------------------------    TO OCTOBER 31,
                                                               2000      1999(a)     1998         1997(a)
                                                              -------    -------    -------    --------------
Net asset value, beginning of period                          $ 14.89    $12.69     $ 14.45       $ 13.48
-------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.25)    (0.20)      (0.16)        (0.06)
-------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  6.51      2.40       (1.60)         1.03
=============================================================================================================
    Total from investment operations                             6.26      2.20       (1.76)         0.97
=============================================================================================================
Net asset value, end of period                                $ 21.15    $14.89     $ 12.69       $ 14.45
_____________________________________________________________________________________________________________
=============================================================================================================
Total return(b)                                                 42.04%    17.34%     (12.18)%        7.20%
_____________________________________________________________________________________________________________
=============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $82,982    $53,832    $48,293       $12,195
_____________________________________________________________________________________________________________
=============================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                               1.99%(c)   2.12%      2.02%         2.14%(d)
-------------------------------------------------------------------------------------------------------------
  Without fee waivers                                            1.99%(c)   2.12%      2.02%         2.19%(d)
=============================================================================================================
Ratio of net investment income (loss) to average net assets     (1.30)%(c)  (1.44)%   (1.14)%       (1.69)%(d)
_____________________________________________________________________________________________________________
=============================================================================================================
Portfolio turnover rate                                           101%      117%         78%           41%
_____________________________________________________________________________________________________________
=============================================================================================================

(a)Calculated using average shares outstanding.
(b)Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)Ratios are based on average daily net assets of $73,926,561.
(d)Annualized.

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

In addition to the fund, A I M Advisors, Inc. serves as investment advisor to many other mutual funds (the AIM Funds). The following information is about all the AIM Funds.

CHOOSING A SHARE CLASS

Many of the AIM Funds have multiple classes of shares, each class representing an interest in the same portfolio of investments. When choosing a share class, you should consider the factors below:

CLASS A                              CLASS B                              CLASS C
---------------------------------------------------------------------------------------------------------
- Initial sales charge               - No initial sales charge            - No initial sales charge
- Reduced or waived initial sales    - Contingent deferred sales          - Contingent deferred sales
  charge for certain purchases         charge on redemptions within         charge on redemptions within
                                       six years                            one year

- Lower distribution and service     - 12b-1 fee of 1.00%                 - 12b-1 fee of 1.00%
  (12b-1) fee than Class B or
  Class C shares (See "Fee Table
  and Expense Example")

                                     - Converts to Class A shares         - Does not convert to Class A
                                       at the end of the month              shares
                                       which is eight years after
                                       the date on which shares
                                       were purchased along with a
                                       pro rata portion of its
                                       reinvested dividends and
                                       distributions(1)

- Generally more appropriate for     - Purchase orders limited to         - Generally more appropriate
  long-term investors                  amounts less than $250,000           for short-term investors

      (1) AIM Money Market Fund: Class B shares convert to AIM Cash Reserve Shares.

          AIM Global Trends Fund: If you held Class B shares on May 29, 1998 and continue to hold them, those shares will convert to Class A shares of that fund at the end of the month which is seven years after the date on which shares were purchased. If you exchange those shares for Class B shares of another AIM Fund, the shares into which you exchanged will not convert to Class A shares until the end of the month which is eight years after the date on which you purchased your original shares.
          ----------------------------------------------------------------------

DISTRIBUTION AND SERVICE (12B-1) FEES

Each AIM Fund (except AIM Tax-Free Intermediate Fund) has adopted 12b-1 plans that allow the AIM Fund to pay distribution fees to A I M Distributors, Inc. (the distributor) for the sale and distribution of its shares and fees for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the AIM Fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES

Generally, you will not pay a sales charge on purchases or redemptions of Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund. You may be charged a contingent deferred sales charge if you redeem AIM Cash Reserve Shares of AIM Money Market Fund acquired through certain exchanges. Sales charges on all other AIM Funds and classes of those Funds are detailed below. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

INITIAL SALES CHARGES

The AIM Funds are grouped into three categories with respect to initial sales charges. The "Other Information" section of your prospectus will tell you in what category your particular AIM Fund is classified.

CATEGORY I INITIAL SALES CHARGES
------------------------------------------------------------
                                          INVESTOR'S
                                         SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
             Less than $   25,000      5.50%          5.82%
$ 25,000 but less than $   50,000      5.25           5.54
$ 50,000 but less than $  100,000      4.75           4.99
$100,000 but less than $  250,000      3.75           3.90
$250,000 but less than $  500,000      3.00           3.09
$500,000 but less than $1,000,000      2.00           2.04
-------------------------------------------------------------


                                      A-1                            MCF--10/00

                                 -------------
                                 THE AIM FUNDS
                                 -------------

CATEGORY II INITIAL SALES CHARGES
------------------------------------------------------------
                                           INVESTOR'S
                                          SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
             Less than $   50,000      4.75%          4.99%
$ 50,000 but less than $  100,000      4.00           4.17
$100,000 but less than $  250,000      3.75           3.90
$250,000 but less than $  500,000      2.50           2.56
$500,000 but less than $1,000,000      2.00           2.04
-------------------------------------------------------------

CATEGORY III INITIAL SALES CHARGES
-------------------------------------------------------------
                                          INVESTOR'S
                                         SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
             Less than $  100,000      1.00%          1.01%
$100,000 but less than $  250,000      0.75           0.76
$250,000 but less than $1,000,000      0.50           0.50
-------------------------------------------------------------

CONTINGENT DEFERRED SALES CHARGES FOR CLASS A SHARES

You can purchase $1,000,000 or more of Class A shares at net asset value. However, if you purchase shares of that amount in Categories I or II, they will be subject to a contingent deferred sales charge (CDSC) of 1% if you redeem them prior to 18 months after the date of purchase. The distributor may pay a dealer concession and/or a service fee for purchases of $1,000,000 or more.

CONTINGENT DEFERRED SALES CHARGES FOR
CLASS B AND CLASS C SHARES

You can purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages:

     YEAR SINCE
    PURCHASE MADE          CLASS B            CLASS C
----------------------------------------------------------
First                         5%                1%
Second                        4                None
Third                         3                None
Fourth                        3                None
Fifth                         2                None
Sixth                         1                None
Seventh and following       None               None
----------------------------------------------------------

COMPUTING A CDSC

The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, we will assume that you have redeemed shares on which there is no CDSC first and, then, shares in the order of purchase.

REDUCED SALES CHARGES
AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial consultant must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment.

REDUCED SALES CHARGES

You may be eligible to buy Class A shares at reduced initial sales charge rates under Rights of Accumulation or Letters of Intent under certain circumstances.

Rights of Accumulation

You may combine your new purchases of Class A shares with Class A shares currently owned for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all Class A shares you own.

Letters of Intent

Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of AIM Funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

INITIAL SALES CHARGE EXCEPTIONS

You will not pay initial sales charges

- on shares purchased by reinvesting dividends and distributions;

- when exchanging shares among certain AIM Funds;

- when using the reinstatement privilege; and

- when a merger, consolidation, or acquisition of assets of an AIM Fund occurs.

CONTINGENT DEFERRED SALES CHARGE (CDSC) EXCEPTIONS

You will not pay a CDSC

- if you redeem Class B shares you held for more than six years;

- if you redeem Class C shares you held for more than one year;

- if you redeem shares acquired through reinvestment of dividends and distributions; and

- on increases in the net asset value of your shares.

There may be other situations when you may be able to purchase or redeem shares at reduced or without sales charges. Consult the fund's Statement of Additional Information for details.

MCF--10/00                            A-2

                                --------------
                                 THE AIM FUNDS
                                --------------

PURCHASING SHARES

MINIMUM INVESTMENTS PER AIM FUND ACCOUNT

The minimum investments for AIM Fund accounts (except for investments in AIM Large Cap Opportunities Fund, AIM Mid Cap Opportunities Fund and AIM Small Cap Opportunities Fund) are as follows:

                                                                  INITIAL                      ADDITIONAL
TYPE OF ACCOUNT                                                 INVESTMENTS                    INVESTMENTS
-----------------------------------------------------------------------------------------------------------
Savings Plans (money-purchase/profit sharing     $  0 ($25 per AIM Fund investment for               $25
plans, 401(k) plans, Simplified Employee Pension      salary deferrals from Savings Plans)
(SEP) accounts, Salary Reduction (SARSEP)
accounts, Savings Incentive Match Plans for
Employee IRA (Simple IRA) accounts, 403(b) or
457 plans)
Automatic Investment Plans                         50                                                 50
IRA, Education IRA or Roth IRA                    250                                                 50
All other accounts                                500                                                 50
----------------------------------------------------------------------------------------------------------

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below.

PURCHASE OPTIONS
---------------------------------------------------------------------------------------------------------

                                OPENING AN ACCOUNT                     ADDING TO AN ACCOUNT
---------------------------------------------------------------------------------------------------------
Through a Financial Consultant  Contact your financial consultant.     Same

By Mail                         Mail completed account application     Mail your check and the remittance
                                and purchase payment to the            slip from your confirmation
                                transfer agent,                        statement to the transfer agent.
                                A I M Fund Services, Inc.,
                                P.O. Box 4739,
                                Houston, TX 77210-4739.

By Wire                         Mail completed account application     Call the transfer agent to receive
                                to the transfer agent. Call the        a reference number. Then, use the
                                transfer agent at (800) 959-4246 to    wire instructions at left.
                                receive a reference number. Then,
                                use the following wire
                                instructions:
                                Beneficiary Bank ABA/Routing #:
                                113000609
                                Beneficiary Account Number:
                                00100366807
                                Beneficiary Account Name: A I M
                                Fund Services, Inc.
                                RFB: Fund Name, Reference #
                                OBI: Your Name, Account #

By AIM Bank Connection(SM)      Open your account using one of the     Mail completed AIM Bank Connection
                                methods described above.               form to the transfer agent. Once
                                                                       the transfer agent has received the
                                                                       form, call the transfer agent to
                                                                       place your purchase order.

By AIM Internet Connect(SM)     Open your account using one of the     Select the AIM Internet Connect
                                methods described above.               option on your completed account
                                                                       application or complete an AIM
                                                                       Internet Connect Authorization
                                                                       Form. Mail the application or form
                                                                       to the transfer agent. Once your
                                                                       request for this option has been
                                                                       processed (which may take up to 10
                                                                       days), you may place your purchase
                                                                       order at www.aimfunds.com. The
                                                                       maximum purchase amount per
                                                                       transaction is $100,000. You may
                                                                       not purchase shares in AIM
                                                                       prototype retirement accounts on
                                                                       the internet.
----------------------------------------------------------------------------------------------------------

                                      A-3                            MCF--10/00

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SPECIAL PLANS

AUTOMATIC INVESTMENT PLAN

You can arrange for periodic investments in any of the AIM Funds by authorizing the AIM Fund to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $50. You may stop the Automatic Investment Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal.

DOLLAR COST AVERAGING

Dollar Cost Averaging allows you to make automatic monthly or quarterly exchanges, if permitted, from one AIM Fund account to one or more other AIM Fund accounts with the identical registration. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the 10th or 25th day of the month, whichever you specify, in the amount you specify. The minimum amount you can exchange to another AIM Fund is $50.

AUTOMATIC DIVIDEND INVESTMENT

All of your dividends and distributions may be paid in cash or invested in any AIM Fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same AIM Fund. You may invest your dividends and distributions (1) into another AIM Fund in the same class of shares; or (2) from Class A shares into AIM Cash Reserve Shares of AIM Money Market Fund, or vice versa.

  You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another AIM Fund:

(1) Your account balance (a) in the AIM Fund paying the dividend must be at least $5,000; or (b) in the AIM Fund receiving the dividend must be at least $500;

(2) Both accounts must have identical registration information; and

(3) You must have completed an authorization form to reinvest dividends into another AIM Fund.

PORTFOLIO REBALANCING PROGRAM

If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your AIM Fund holdings should be rebalanced, on a percentage basis, between two and ten of your AIM Funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your AIM Funds for shares of the same class of one or more other AIM Funds in your portfolio. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend or terminate the Program at any time on 60 days' prior written notice.

RETIREMENT PLANS

Shares of most of the AIM Funds can be purchased through tax-sheltered retirement plans made available to corporations, individuals and employees of non-profit organizations and public schools. A plan document must be adopted to establish a retirement plan. You may use AIM Funds-sponsored retirement plans, which include IRAs, Education IRAs, Roth IRAs, 403(b) plans, 401(k) plans, SIMPLE IRA plans, SEP/SARSEP plans and Money Purchase/Profit Sharing plans, or another sponsor's retirement plan. The plan custodian of the AIM Funds-sponsored retirement plan assesses an annual maintenance fee of $10. Contact your financial consultant for details.

REDEEMING SHARES

REDEMPTION FEES

Generally, we will not charge you any fees to redeem your shares. Your broker or financial consultant may charge service fees for handling redemption transactions. Your shares also may be subject to a contingent deferred sales charge (CDSC).

REDEMPTION OF AIM CASH RESERVE SHARES OF
AIM MONEY MARKET FUND ACQUIRED BY EXCHANGE

If you redeem AIM Cash Reserve Shares acquired by exchange from Class A shares subject to a CDSC within 18 months of the purchase of the Class A shares, you will be charged a CDSC.

REDEMPTION OF CLASS B SHARES OR CLASS C
SHARES ACQUIRED BY EXCHANGE FROM AIM CASH
RESERVE SHARES OF AIM MONEY MARKET FUND

We will begin the holding period for purposes of calculating the CDSC on Class B shares or Class C shares acquired by exchange from AIM Cash Reserve Shares of AIM Money Market Fund at the time of the exchange into Class B shares or Class C shares.

REDEMPTION OF CLASS B SHARES ACQUIRED BY
EXCHANGE FROM AIM FLOATING RATE FUND

If you redeem Class B shares you acquired by exchange via a tender offer by AIM Floating Rate Fund, the early withdrawal charge applicable to shares of AIM Floating Rate Fund will be applied instead of the CDSC normally applicable to Class B shares.

MCF--10/00                            A-4

                                 -------------
                                 THE AIM FUNDS
                                 -------------

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial     Contact your financial consultant.
Consultant

By Mail                 Send a written request to the transfer agent. Requests must include (1) original signatures of all registered owners;
                        (2) the name of the AIM Fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an
                        executed stock power; and (4) signature guarantees, if
                        necessary (see below). The transfer agent may require that you provide additional information, such as corporate
                        resolutions or powers of attorney, if applicable. If you are redeeming from an IRA account, you must include a statement of whether or not you are at least 59 1/2 years old and
                        whether you wish to have federal income tax withheld from
                        your proceeds. The transfer agent may require certain other information before you can redeem from an employer-sponsored retirement plan. Contact your employer for details.

By Telephone            Call the transfer agent. You will be allowed to redeem by
                        telephone if (1) the proceeds are to be mailed to the
                        address on record (if there has been no change communicated to us within the last 30 days) or transferred electronically to a pre-authorized checking account; (2) you do not hold
                        physical share certificates; (3) you can provide proper
                        identification information; (4) the proceeds of the
                        redemption do not exceed $50,000; and (5) you have not
                        previously declined the telephone redemption privilege.
                        Certain accounts, including retirement accounts and 403(b)
                        plans, may not be redeemed by telephone. The transfer agent must receive your call during the hours of the customary
                        trading session of the New York Stock Exchange (NYSE) in
                        order to effect the redemption at that day's closing price.

By AIM Internet
Connect                 Place your redemption request at www.aimfunds.com. You will be allowed to redeem by internet if (1) you do not hold
                        physical share certificates; (2) you can provide proper
                        identification information; (3) the proceeds of the
                        redemption do not exceed $50,000; and (4) you have
                        established the internet trading option. AIM prototype
                        retirement accounts may not be redeemed on the internet.
                        The transfer agent must confirm your transaction during the hours of the customary trading session of the NYSE in order to effect the redemption at that day's closing price.

-------------------------------------------------------------------------------

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared.

REDEMPTION BY MAIL

If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds to the address on record with us. If your request is not in good order, you may have to provide us with additional documentation in order to redeem your shares.

REDEMPTION BY TELEPHONE

If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine and are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTION BY INTERNET

If you redeem by internet, we will transmit your redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by internet are genuine and are not liable for internet instructions that are reasonably believed to be genuine.

PAYMENT FOR SYSTEMATIC WITHDRAWALS

You may arrange for regular monthly or quarterly withdrawals from your account of at least $50. You also may make annual withdrawals if you own Class A shares. We will redeem enough shares from your account to cover the amount withdrawn. You must have an account balance of at least $5,000 to establish a Systematic Withdrawal Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

EXPEDITED REDEMPTIONS

(AIM Cash Reserve Shares of AIM Money Market Fund only)

If we receive your redemption order before 11:30 a.m. Eastern Time, we will try to transmit payment of redemption proceeds on that same day. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we generally will transmit payment on the next business day.

                                      A-5                            MCF--10/00

                                --------------
                                 THE AIM FUNDS
                                --------------

REDEMPTIONS BY CHECK

(Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund only)

You may redeem shares of these AIM Funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts.

SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and

(1) the amount is greater than $50,000;

(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution.

REINSTATEMENT PRIVILEGE (Class A shares only)

You may, within 90 days after you sell Class A shares (except Class A shares of AIM Tax-Exempt Cash Fund), reinvest all or part of your redemption proceeds in Class A shares of any AIM Fund at net asset value in an identically registered account. If you sold Class A shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund, you will incur an initial sales charge reflecting the difference between the initial sales charges on those Funds and the ones in which you will be investing. In addition, if you paid a contingent deferred sales charge (CDSC) on any reinstated amount, you will not be subject to a CDSC if you later redeem that amount. You must notify the transfer agent in writing at the time you reinstate that you are exercising your reinstatement privilege. You may exercise this privilege only once per year.

REDEMPTIONS BY THE AIM FUNDS

If your account has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the AIM Funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 or by utilizing the Automatic Investment Plan.
  If an AIM Fund determines that you have not provided a correct Social Security or other tax ID number on your account application, the AIM Fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one AIM Fund for those of another AIM Fund. Before requesting an exchange, review the prospectus of the AIM Fund you wish to acquire. Exchange privileges also apply to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

PERMITTED EXCHANGES

Except as otherwise stated below, you may exchange your shares for shares of the same class of another AIM Fund. You may exchange AIM Cash Reserve Shares of AIM Money Market Fund for Class A shares of another AIM Fund, or vice versa. You also may exchange AIM Cash Reserve Shares of AIM Money Market Fund for Class B shares or Class C shares of another AIM Fund, but only if the AIM Cash Reserve Shares were purchased directly and not acquired by exchange. You may be required to pay an initial sales charge when exchanging from a Fund with a lower initial sales charge than the one into which you are exchanging. If you exchange from Class A shares not subject to a CDSC into Class A shares subject to those charges, you will be charged a CDSC when you redeem the exchanged shares. The CDSC charged on redemption of those shares will be calculated starting on the date you acquired those shares through exchange.


YOU WILL NOT PAY A SALES CHARGE WHEN EXCHANGING:


(1) Class A shares with an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) for Class A shares of another AIM Fund or AIM Cash Reserve Shares of AIM Money Market Fund;

(2) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund for

    (a) one another;

    (b) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund; or

    (c) Class A shares of another AIM Fund, but only if

       (i)  you acquired the original shares before May 1, 1994; or

       (ii) you acquired the original shares on or after May 1, 1994 by way of an exchange from shares with higher sales charges;

(3) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for

    (a) one another;

    (b) Class A shares of an AIM Fund subject to an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), but only if you acquired the original shares

       (i) prior to May 1, 1994 by exchange from Class A shares subject to an initial sales charge;

MCF--10/00                            A-6

                                --------------
                                 THE AIM FUNDS
                                --------------

       (ii) on or after May 1, 1994 by exchange from Class A shares subject to an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund); or

    (c) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, but only if you acquired the original shares by exchange from Class A shares subject to an initial sales charge; or

(4) Class B shares for other Class B shares, and Class C shares for other Class C shares.

(5) AIM Cash Reserve Shares of AIM Money Market Fund for Class B shares and Class C shares.

EXCHANGES NOT PERMITTED

You may not exchange Class A shares subject to contingent deferred sales charges for Class A shares of AIM Limited Maturity Treasury Fund, AIM Tax-Free Intermediate Fund or AIM Tax-Exempt Cash Fund.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- You must meet the minimum purchase requirements for the AIM Fund into which you are exchanging;

- Shares of the AIM Fund you wish to acquire must be available for sale in your state of residence;

- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

- Shares must have been held for at least one day prior to the exchange;

- If you have physical share certificates, you must return them to the transfer agent prior to the exchange; and

- You are limited to a maximum of 10 exchanges per calendar year, because excessive short-term trading or market-timing activity can hurt fund performance. If you exceed that limit, or if an AIM Fund or the distributor determines, in its sole discretion, that your short-term trading is excessive or that you are engaging in market-timing activity, it may reject any additional exchange orders. An exchange is the movement out of (redemption) one AIM Fund and into (purchase) another AIM Fund.

TERMS OF EXCHANGE

Under unusual market conditions, an AIM Fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. There is no fee for exchanges. The exchange privilege is not an option or right to purchase shares. Any of the participating AIM Funds or the distributor may modify or discontinue this privilege at any time.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the AIM Funds from which and into which the exchange is to be made.

BY TELEPHONE

Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours of the customary trading session of the NYSE; however, you still will be allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.

BY INTERNET

You will be allowed to exchange by internet if (1) you do not hold physical share certificates; (2) you can provide proper identification information; and
(3) you have established the internet trading option.

EXCHANGING CLASS B AND CLASS C SHARES

If you make an exchange involving Class B or Class C shares, the amount of time you held the original shares will be added to the holding period of the Class B or Class C shares, respectively, into which you exchanged for the purpose of calculating contingent deferred sales charges (CDSC) if you later redeem the exchanged shares. If you redeem Class B shares acquired by exchange via a tender offer by AIM Floating Rate Fund, you will be credited with the time period you held the shares of AIM Floating Rate Fund for the purpose of computing the early withdrawal charge applicable to those shares.




-------------------------------------------------------------------------------
 EACH AIM FUND AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME TO:

 - REJECT OR CANCEL ANY PART OF ANY PURCHASE OR EXCHANGE ORDER;

 - MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY AIM FUND;

 - REJECT OR CANCEL ANY REQUEST TO ESTABLISH THE AUTOMATIC INVESTMENT PLAN AND SYSTEMATIC WITHDRAWAL PLAN OPTIONS ON THE SAME ACCOUNT; OR

 - WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS.
 ------------------------------------------------------------------------------

                                     A-7                             MCF--10/00

                                --------------
                                 THE AIM FUNDS
                                --------------

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each AIM Fund's shares is the fund's net asset value per share. The AIM Funds value portfolio securities for which market quotations are readily available at market value. The AIM Funds value short-term investments maturing within 60 days at amortized cost, which approximates market value. AIM Money Market Fund and AIM Tax-Exempt Cash Fund value all of their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund, AIM Tax-Exempt Bond Fund of Connecticut and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

  The AIM Funds value all other securities and assets at their fair value. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day. In addition, if, between the time trading ends on a particular security and the close of the customary trading session of the NYSE, events occur that materially affect the value of the security, the AIM Funds may value the security at its fair value as determined in good faith by or under the supervision of the Board of Directors or Trustees of the AIM Fund. The effect of using fair value pricing is that an AIM Fund's net asset value will be subject to the judgment of the Board of Directors or Trustees or its designee instead of being determined by the market. Because some of the AIM Funds may invest in securities that are primarily listed on foreign exchanges that trade on days when the AIM Funds do not price their shares, the value of those funds' assets may change on days when you will not be able to purchase or redeem fund shares.

  Each AIM Fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or any earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each day the NYSE is open for business.

TIMING OF ORDERS

You can purchase, exchange or redeem shares during the hours of the customary trading session of the NYSE. The AIM Funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good form. An AIM Fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets. Different tax rates may apply to ordinary income and long-term capital gain distributions, regardless of how long you have held your shares. Every year, you will be sent information showing the amount of dividends and distributions you received from each AIM Fund during the prior year.

  Any long-term or short-term capital gains realized from redemptions of AIM Fund shares will be subject to federal income tax. Exchanges of shares for shares of another AIM Fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

  INVESTORS IN TAX-EXEMPT FUNDS SHOULD READ THE INFORMATION UNDER THE HEADING "OTHER INFORMATION -- SPECIAL TAX INFORMATION REGARDING THE FUND" IN THEIR PROSPECTUS.

  The foreign, state and local tax consequences of investing in AIM Fund shares may differ materially from the federal income tax consequences described above. You should consult your tax advisor before investing.

MCF--10/00                            A-8

                          ----------------------------
                          AIM CAPITAL DEVELOPMENT FUND
                          ----------------------------

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

  If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us

---------------------------------------------------------

BY MAIL:                     A I M Fund Services, Inc.
                             P.O. Box 4739
                             Houston, TX 77210-4739

BY TELEPHONE:                (800) 347-4246

ON THE INTERNET:             You can send us a request
                             by e-mail or download
                             prospectuses, annual or
                             semiannual reports via
                             our website:
                             http://www.aimfunds.com

---------------------------------------------------------

You also can review and obtain copies of the fund's SAI, reports and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

-----------------------------------
 AIM Capital Development Fund
 SEC 1940 Act file number: 811-1424
-----------------------------------

[AIM LOGO APPEARS HERE]   www.aimfunds.com    CDV-PRO-1   INVEST WITH DISCIPLINE
--Registered Trademark--                                --Registered Trademark--

      AIM CHARTER FUND

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

      AIM Charter Fund seeks to provide growth of capital with a secondary objective of current income.

                                                     AIM--Registered Trademark--
      PROSPECTUS
      MARCH 1, 2000

                                     This prospectus contains important
                                     information about the Class A, B and C
                                     shares of the fund. Please read it
                                     before investing and keep it for
                                     future reference.

                                     As with all other mutual fund
                                     securities, the Securities and
                                     Exchange Commission has not approved
                                     or disapproved these securities or
                                     determined whether the information
                                     in this prospectus is adequate or
                                     accurate. Anyone who tells you
                                     otherwise is committing a crime.

                                     An investment in the fund:
                                        - is not FDIC insured;
                                        - may lose value; and
                                        - is not guaranteed by a bank.

      [AIM LOGO APPEARS HERE]                            INVEST WITH DISCIPLINE
     --Registered Trademark--                           --Registered Trademark--

                                ----------------
                                AIM CHARTER FUND
                                ----------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES AND STRATEGIES         1
- - - - - - - - - - - - - - - - - - - - - - - -

PRINCIPAL RISKS OF INVESTING IN THE FUND     1
- - - - - - - - - - - - - - - - - - - - - - - -

PERFORMANCE INFORMATION                      2
- - - - - - - - - - - - - - - - - - - - - - - -

Annual Total Returns                         2

Performance Table                            2

FEE TABLE AND EXPENSE EXAMPLE                3
- - - - - - - - - - - - - - - - - - - - - - - -

Fee Table                                    3

Expense Example                              3

FUND MANAGEMENT                              4
- - - - - - - - - - - - - - - - - - - - - - - -

The Advisors                                 4

Advisor Compensation                         4

Portfolio Managers                           4

OTHER INFORMATION                            4
- - - - - - - - - - - - - - - - - - - - - - - -

Sales Charges                                4

Dividends and Distributions                  4

FINANCIAL HIGHLIGHTS                         5
- - - - - - - - - - - - - - - - - - - - - - - -

SHAREHOLDER INFORMATION                    A-1
- - - - - - - - - - - - - - - - - - - - - - - -

Choosing a Share Class                     A-1

Purchasing Shares                          A-3

Redeeming Shares                           A-4

Exchanging Shares                          A-6

Pricing of Shares                          A-8

Taxes                                      A-8

OBTAINING ADDITIONAL INFORMATION    Back Cover
- - - - - - - - - - - - - - - - - - - - - - - -

The AIM Family of Funds, The AIM Family of Funds and Design (i.e., the AIM logo), AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investor, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA and Invest with DISCIPLINE are registered service marks and AIM Bank Connection and AIM Internet Connect are service marks of A I M Management Group Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                                ----------------
                                AIM CHARTER FUND
                                ----------------

INVESTMENT OBJECTIVES AND STRATEGIES
--------------------------------------------------------------------------------

The fund's primary investment objective is growth of capital with a secondary objective of current income. The investment objectives of the fund may be changed by the Board of Trustees without shareholder approval.

  The fund seeks to meet its objectives by investing at least 65% of its total assets in securities of established companies that have long-term above-average growth in earnings and dividends, and growth companies that the portfolio managers believe have the potential for above-average growth in earnings and dividends. The portfolio managers consider whether to sell a particular security when they believe the security no longer has that potential. The fund may also invest up to 20% of its total assets in foreign securities. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

  In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, the fund may temporarily hold all or a portion of its assets in cash, money market instruments, shares of affiliated money market funds, bonds or other debt securities. As a result, the fund may not achieve its investment objectives.

  The fund may engage in active and frequent trading of portfolio securities to achieve its investment objectives. If the fund does trade in this way, it may incur increased transaction costs and brokerage commissions, both of which can lower the actual return on your investment. Active trading may also increase short-term capital gains and losses, which may affect the taxes you have to pay.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund and that the income you receive from your investment may vary. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. The values of the convertible securities in which the fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the fund.

  Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

  An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                ----------------
                                AIM CHARTER FUND
                                ----------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
The following bar chart shows changes in the performance of the fund's Class A shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.
                                    [GRAPH]

                                   ANNUAL
YEAR ENDED                         TOTAL
DECEMBER 31                        RETURNS
-----------                        --------
1991                                  37.77%
1992                                   1.13%
1993                                   9.39%
1994                                  (4.26)%
1995                                  35.68%
1996                                  19.58%
1997                                  24.73%
1998                                  26.83%
1999                                  33.87%
2000                                 (14.69)%

  During the periods shown in the bar chart, the highest quarterly return was 26.08% (quarter ended December 31, 1998) and the lowest quarterly return was -16.37% (quarter ended December 31, 2000).

PERFORMANCE TABLE

The following performance table compares the fund's performance to that of a broad-based securities market index. The fund's performance reflects payment of sales loads.

AVERAGE ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(for the periods ended                                                                SINCE           INCEPTION
December 31, 2000)                  1 YEAR         5 YEARS         10 YEARS         INCEPTION             DATE
-----------------------------------------------------------------------------------------------------------------
Class A                             (19.40)%        15.34%          14.99%            13.84%          11/26/68
Class B                             (19.33)         15.54              --             16.32           06/26/95
Class C                             (16.15)            --              --             10.28           08/04/97
S&P 500(1)                          (9.10)          18.33           17.44             12.00(2)        11/30/68(2)
-----------------------------------------------------------------------------------------------------------------

(1) The Standard & Poor's 500 Index is an unmanaged index of common stocks frequently used as a general measure of U.S. stock market performance.

(2) The average annual total return given is since the date closest to the inception date of the class with the longest performance history.

                                ----------------
                                AIM CHARTER FUND
                                ----------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund:

SHAREHOLDER FEES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(fees paid directly from
your investment)             CLASS A     CLASS B     CLASS C
-------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of
offering price)               5.50%        None        None
Maximum Deferred
Sales Charge (Load)
(as a percentage of
original purchase
price or redemption
proceeds, whichever is less)  None(1)      5.00%       1.00%
-------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(expenses that are deducted
from fund assets)          CLASS A      CLASS B      CLASS C
-------------------------------------------------------------
Management Fees              0.63%       0.63%         0.63%
Distribution and/or
Service (12b-1) Fees         0.30        1.00          1.00
Other Expenses               0.15        0.19          0.19
Total Annual Fund
Operating Expenses(2)        1.08        1.82          1.82
-------------------------------------------------------------

(1) If you buy $1,000,000 or more of Class A shares and redeem these shares within 18 months from the date of purchase, you may pay a 1% contingent deferred sales charge (CDSC) at the time of redemption.
(2) The investment advisor has agreed, effective July 1, 2000, to waive a portion of the management fee on assets in excess of $5 billion. Total Annual Fund Operating Expenses restated for this agreement are 1.07%, 1.81% and 1.81% for Class A, Class B and Class C, respectively. Termination of this agreement requires approval by the Board of Trustees.

  You may also be charged a transaction or other fee by the financial institution managing your account.

  As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.

  The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's gross operating expenses remain the same. To the extent fees are waived, the expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

         1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------
Class A   $654     $875     $1,113     $1,795
Class B    685      873      1,185      1,943
Class C    285      573        985      2,137
----------------------------------------------

You would pay the following expenses if you did not redeem your shares:

         1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------
Class A   $654     $875     $1,113     $1,795
Class B    185      573        985      1,943
Class C    185      573        985      2,137
----------------------------------------------


                                ----------------
                                AIM CHARTER FUND
                                ----------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISORS

A I M Advisors, Inc. (the advisor) serves as the fund's investment advisor.
A I M Capital Management, Inc. (the subadvisor), a wholly owned subsidiary of the advisor, is the fund's subadvisor and is responsible for its day-to-day management. Both the advisor and the subadvisor are located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisors supervise all aspects of the fund's operations and provide investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.

  The advisor has acted as an investment advisor since its organization in 1976, and the subadvisor has acted as an investment advisor since 1986. Today, the advisor, together with its subsidiaries, advises or manages over 130 investment portfolios, including the fund, encompassing a broad range of investment objectives.

ADVISOR COMPENSATION

During the fiscal year ended October 31, 2000, the advisor received compensation of 0.61% of average daily net assets.

PORTFOLIO MANAGERS

The advisors use a team approach to investment management. The individual members of the team who are primarily responsible for the day-to-day management of the fund's portfolio are

- Monika H. Degan, Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 1995.

- Lanny H. Sachnowitz, Senior Portfolio Manager, who has been responsible for the fund since 1991 and has been associated with the advisor and/or its affiliates since 1987.

OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES

Purchases of Class A shares of AIM Charter Fund are subject to the maximum 5.50% initial sales charge as listed under the heading "CATEGORY I Initial Sales Charges" in the "Shareholder Information--Choosing a Share Class" section of this prospectus. Purchases of Class B and Class C shares are subject to the contingent deferred sales charges listed in that section.

DIVIDENDS AND DISTRIBUTIONS

The fund expects that its distributions, if any, will consist primarily of capital gains.

DIVIDENDS

The fund generally declares and pays dividends, if any, annually.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains, if any, annually.

                                ----------------
                                AIM CHARTER FUND
                                ----------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

  This information has been audited by KPMG LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request. The Board of Trustees of the fund has selected new independent auditors for the fund's current fiscal year. For more information regarding the change in independent auditors, see the Statement of Additional Information.

                                                                                     CLASS A
                                                        ------------------------------------------------------------------
                                                                              YEAR ENDED OCTOBER 31,
                                                         2000(a)         1999          1998          1997          1996
                                                        ----------    ----------    ----------    ----------    ----------
Net asset value, beginning of period                    $    17.16    $    13.32    $    13.41    $    11.19    $    10.63
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                               (0.04)         0.02          0.12          0.10          0.19
--------------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and
    unrealized)                                               2.30          4.39          1.23          2.91          1.43
==========================================================================================================================
    Total from investment operations                          2.26          4.41          1.35          3.01          1.62
==========================================================================================================================
Less distributions:
  Dividends from net investment income                          --         (0.03)        (0.10)        (0.12)        (0.16)
--------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                      (1.35)        (0.54)        (1.34)        (0.67)        (0.90)
==========================================================================================================================
    Total distributions                                      (1.35)        (0.57)        (1.44)        (0.79)        (1.06)
==========================================================================================================================
Net asset value, end of period                          $    18.07    $    17.16    $    13.32    $    13.41    $    11.19
__________________________________________________________________________________________________________________________
==========================================================================================================================
Total return(b)                                              13.60%        34.05%        11.20%        28.57%        16.70%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                $5,801,869    $4,948,666    $3,706,938    $3,466,912    $2,647,208
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                            1.06%(c)      1.05%         1.08%         1.09%         1.12%
--------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                         1.08%(c)      1.07%         1.10%         1.10%         1.12%
==========================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                     (0.20)%(c)     0.11%         0.95%         0.79%         1.81%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Portfolio turnover rate                                         80%          107%          154%          170%          164%
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a)Calculated using average shares outstanding.
(b)Does not include contingent deferred sales charges.
(c)Ratios are based on average daily net assets of $5,767,499,930.

                                ----------------
                                AIM CHARTER FUND
                                ----------------

FINANCIAL HIGHLIGHTS (continued)
--------------------------------------------------------------------------------

                                                                                     CLASS B
                                                         ----------------------------------------------------------------
                                                                              YEAR ENDED OCTOBER 31,
                                                          2000(a)         1999          1998          1997         1996
                                                         ----------    ----------    ----------    ----------    --------
Net asset value, beginning of period                     $    16.97    $    13.24    $    13.37    $    11.18    $  10.62
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                (0.17)        (0.10)         0.02          0.01        0.10
-------------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and
    unrealized)                                                2.27          4.37          1.22          2.89        1.45
=========================================================================================================================
    Total from investment operations                           2.10          4.27          1.24          2.90        1.55
=========================================================================================================================
Less distributions:
  Dividends from net investment income                           --            --         (0.03)        (0.04)      (0.09)
-------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                       (1.35)        (0.54)        (1.34)        (0.67)      (0.90)
=========================================================================================================================
Total distributions                                           (1.35)        (0.54)        (1.37)        (0.71)      (0.99)
=========================================================================================================================
Net asset value, end of period                           $    17.72    $    16.97    $    13.24    $    13.37    $  11.18
_________________________________________________________________________________________________________________________
=========================================================================================================================
Total return(b)                                               12.76%        33.06%        10.33%        27.54%      15.90%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                 $3,088,611    $2,206,752    $1,408,687    $1,056,094    $515,672
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                             1.80%(c)      1.80%         1.84%         1.85%       1.94%
-------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                          1.82%(c)      1.82%         1.86%         1.86%       1.94%
=========================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                      (0.94)%(c)    (0.64)%        0.19%         0.03%       0.99%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Portfolio turnover rate                                          80%          107%          154%          170%        164%
_________________________________________________________________________________________________________________________
=========================================================================================================================

(a)Calculated using average shares outstanding.
(b)Does not include contingent deferred sales charges.
(c)Ratios are based on average daily net assets of $2,839,088,899.

                                                                                       CLASS C
                                                              ----------------------------------------------------------
                                                                   YEAR ENDED OCTOBER 31,             AUGUST 4, 1997
                                                              --------------------------------    (DATE SALES COMMENCED)
                                                              2000(a)       1999        1998       TO OCTOBER 31, 1997
                                                              --------    --------    --------    ----------------------
Net asset value, beginning of period                          $  17.01    $  13.27    $ 13.39             $13.86
------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.17)      (0.09)      0.02                 --
------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   2.28        4.37       1.23              (0.45)
========================================================================================================================
    Total from investment operations                              2.11        4.28       1.25              (0.45)
========================================================================================================================
Less distributions:
  Dividends from net investment income                              --          --      (0.03)                --
------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                          (1.35)      (0.54)     (1.34)             (0.02)
========================================================================================================================
    Total distributions                                          (1.35)      (0.54)     (1.37)             (0.02)
========================================================================================================================
Net asset value, end of period                                $  17.77    $  17.01    $ 13.27             $13.39
________________________________________________________________________________________________________________________
========================================================================================================================
Total return(b)                                                  12.78%      33.06%     10.39%             (3.24)%
________________________________________________________________________________________________________________________
========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $412,872    $138,467    $37,846             $5,669
________________________________________________________________________________________________________________________
========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                1.80%(c)    1.80%      1.84%              1.82%(d)
------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                             1.82%(c)    1.82%      1.86%              1.83%(d)
========================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.94)%(c)  (0.64)%     0.19%              0.06%(d)
________________________________________________________________________________________________________________________
========================================================================================================================
Portfolio turnover rate                                             80%        107%       154%               170%
________________________________________________________________________________________________________________________
========================================================================================================================

(a)Calculated using average shares outstanding.
(b)Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)Ratios are based on average daily net assets of $287,563,743.
(d)Annualized.

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

In addition to the fund, A I M Advisors, Inc. serves as investment advisor to many other mutual funds (the AIM Funds). The following information is about all the AIM Funds.

CHOOSING A SHARE CLASS

Many of the AIM Funds have multiple classes of shares, each class representing an interest in the same portfolio of investments. When choosing a share class, you should consider the factors below:

CLASS A                              CLASS B                              CLASS C
---------------------------------------------------------------------------------------------------------
- Initial sales charge               - No initial sales charge            - No initial sales charge
- Reduced or waived initial sales    - Contingent deferred sales          - Contingent deferred sales
  charge for certain purchases         charge on redemptions within         charge on redemptions within
                                       six years                            one year

- Lower distribution and service     - 12b-1 fee of 1.00%                 - 12b-1 fee of 1.00%
  (12b-1) fee than Class B or
  Class C shares (See "Fee Table
  and Expense Example")

                                     - Converts to Class A shares         - Does not convert to Class A
                                       at the end of the month              shares
                                       which is eight years after
                                       the date on which shares
                                       were purchased along with a
                                       pro rata portion of its
                                       reinvested dividends and
                                       distributions(1)

- Generally more appropriate for     - Purchase orders limited to         - Generally more appropriate
  long-term investors                  amounts less than $250,000           for short-term investors

      (1) AIM Money Market Fund: Class B shares convert to AIM Cash Reserve Shares.

          AIM Global Trends Fund: If you held Class B shares on May 29, 1998 and continue to hold them, those shares will convert to Class A shares of that fund at the end of the month which is seven years after the date on which shares were purchased. If you exchange those shares for Class B shares of another AIM Fund, the shares into which you exchanged will not convert to Class A shares until the end of the month which is eight years after the date on which you purchased your original shares.
          ----------------------------------------------------------------------

DISTRIBUTION AND SERVICE (12B-1) FEES

Each AIM Fund (except AIM Tax-Free Intermediate Fund) has adopted 12b-1 plans that allow the AIM Fund to pay distribution fees to A I M Distributors, Inc. (the distributor) for the sale and distribution of its shares and fees for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the AIM Fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES

Generally, you will not pay a sales charge on purchases or redemptions of Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund. You may be charged a contingent deferred sales charge if you redeem AIM Cash Reserve Shares of AIM Money Market Fund acquired through certain exchanges. Sales charges on all other AIM Funds and classes of those Funds are detailed below. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

INITIAL SALES CHARGES

The AIM Funds are grouped into three categories with respect to initial sales charges. The "Other Information" section of your prospectus will tell you in what category your particular AIM Fund is classified.

CATEGORY I INITIAL SALES CHARGES
------------------------------------------------------------
                                          INVESTOR'S
                                         SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
             Less than $   25,000      5.50%          5.82%
$ 25,000 but less than $   50,000      5.25           5.54
$ 50,000 but less than $  100,000      4.75           4.99
$100,000 but less than $  250,000      3.75           3.90
$250,000 but less than $  500,000      3.00           3.09
$500,000 but less than $1,000,000      2.00           2.04
-------------------------------------------------------------


                                      A-1                            MCF--10/00

                                 -------------
                                 THE AIM FUNDS
                                 -------------

CATEGORY II INITIAL SALES CHARGES
------------------------------------------------------------
                                           INVESTOR'S
                                          SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
             Less than $   50,000      4.75%          4.99%
$ 50,000 but less than $  100,000      4.00           4.17
$100,000 but less than $  250,000      3.75           3.90
$250,000 but less than $  500,000      2.50           2.56
$500,000 but less than $1,000,000      2.00           2.04
-------------------------------------------------------------

CATEGORY III INITIAL SALES CHARGES
-------------------------------------------------------------
                                          INVESTOR'S
                                         SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
             Less than $  100,000      1.00%          1.01%
$100,000 but less than $  250,000      0.75           0.76
$250,000 but less than $1,000,000      0.50           0.50
-------------------------------------------------------------

CONTINGENT DEFERRED SALES CHARGES FOR CLASS A SHARES

You can purchase $1,000,000 or more of Class A shares at net asset value. However, if you purchase shares of that amount in Categories I or II, they will be subject to a contingent deferred sales charge (CDSC) of 1% if you redeem them prior to 18 months after the date of purchase. The distributor may pay a dealer concession and/or a service fee for purchases of $1,000,000 or more.

CONTINGENT DEFERRED SALES CHARGES FOR
CLASS B AND CLASS C SHARES

You can purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages:

     YEAR SINCE
    PURCHASE MADE          CLASS B            CLASS C
----------------------------------------------------------
First                         5%                1%
Second                        4                None
Third                         3                None
Fourth                        3                None
Fifth                         2                None
Sixth                         1                None
Seventh and following       None               None
----------------------------------------------------------

COMPUTING A CDSC

The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, we will assume that you have redeemed shares on which there is no CDSC first and, then, shares in the order of purchase.

REDUCED SALES CHARGES
AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial consultant must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment.

REDUCED SALES CHARGES

You may be eligible to buy Class A shares at reduced initial sales charge rates under Rights of Accumulation or Letters of Intent under certain circumstances.

Rights of Accumulation

You may combine your new purchases of Class A shares with Class A shares currently owned for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all Class A shares you own.

Letters of Intent

Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of AIM Funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

INITIAL SALES CHARGE EXCEPTIONS

You will not pay initial sales charges

- on shares purchased by reinvesting dividends and distributions;

- when exchanging shares among certain AIM Funds;

- when using the reinstatement privilege; and

- when a merger, consolidation, or acquisition of assets of an AIM Fund occurs.

CONTINGENT DEFERRED SALES CHARGE (CDSC) EXCEPTIONS

You will not pay a CDSC

- if you redeem Class B shares you held for more than six years;

- if you redeem Class C shares you held for more than one year;

- if you redeem shares acquired through reinvestment of dividends and distributions; and

- on increases in the net asset value of your shares.

There may be other situations when you may be able to purchase or redeem shares at reduced or without sales charges. Consult the fund's Statement of Additional Information for details.

MCF--10/00                            A-2

                                --------------
                                 THE AIM FUNDS
                                --------------

PURCHASING SHARES

MINIMUM INVESTMENTS PER AIM FUND ACCOUNT

The minimum investments for AIM Fund accounts (except for investments in AIM Large Cap Opportunities Fund, AIM Mid Cap Opportunities Fund and AIM Small Cap Opportunities Fund) are as follows:

                                                                  INITIAL                      ADDITIONAL
TYPE OF ACCOUNT                                                 INVESTMENTS                    INVESTMENTS
-----------------------------------------------------------------------------------------------------------
Savings Plans (money-purchase/profit sharing     $  0 ($25 per AIM Fund investment for               $25
plans, 401(k) plans, Simplified Employee Pension      salary deferrals from Savings Plans)
(SEP) accounts, Salary Reduction (SARSEP)
accounts, Savings Incentive Match Plans for
Employee IRA (Simple IRA) accounts, 403(b) or
457 plans)
Automatic Investment Plans                         50                                                 50
IRA, Education IRA or Roth IRA                    250                                                 50
All other accounts                                500                                                 50
----------------------------------------------------------------------------------------------------------

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below.

PURCHASE OPTIONS
---------------------------------------------------------------------------------------------------------

                                OPENING AN ACCOUNT                     ADDING TO AN ACCOUNT
---------------------------------------------------------------------------------------------------------
Through a Financial Consultant  Contact your financial consultant.     Same

By Mail                         Mail completed account application     Mail your check and the remittance
                                and purchase payment to the            slip from your confirmation
                                transfer agent,                        statement to the transfer agent.
                                A I M Fund Services, Inc.,
                                P.O. Box 4739,
                                Houston, TX 77210-4739.

By Wire                         Mail completed account application     Call the transfer agent to receive
                                to the transfer agent. Call the        a reference number. Then, use the
                                transfer agent at (800) 959-4246 to    wire instructions at left.
                                receive a reference number. Then,
                                use the following wire
                                instructions:
                                Beneficiary Bank ABA/Routing #:
                                113000609
                                Beneficiary Account Number:
                                00100366807
                                Beneficiary Account Name: A I M
                                Fund Services, Inc.
                                RFB: Fund Name, Reference #
                                OBI: Your Name, Account #

By AIM Bank Connection(SM)      Open your account using one of the     Mail completed AIM Bank Connection
                                methods described above.               form to the transfer agent. Once
                                                                       the transfer agent has received the
                                                                       form, call the transfer agent to
                                                                       place your purchase order.

By AIM Internet Connect(SM)     Open your account using one of the     Select the AIM Internet Connect
                                methods described above.               option on your completed account
                                                                       application or complete an AIM
                                                                       Internet Connect Authorization
                                                                       Form. Mail the application or form
                                                                       to the transfer agent. Once your
                                                                       request for this option has been
                                                                       processed (which may take up to 10
                                                                       days), you may place your purchase
                                                                       order at www.aimfunds.com. The
                                                                       maximum purchase amount per
                                                                       transaction is $100,000. You may
                                                                       not purchase shares in AIM
                                                                       prototype retirement accounts on
                                                                       the internet.
----------------------------------------------------------------------------------------------------------

                                      A-3                            MCF--10/00

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SPECIAL PLANS

AUTOMATIC INVESTMENT PLAN

You can arrange for periodic investments in any of the AIM Funds by authorizing the AIM Fund to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $50. You may stop the Automatic Investment Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal.

DOLLAR COST AVERAGING

Dollar Cost Averaging allows you to make automatic monthly or quarterly exchanges, if permitted, from one AIM Fund account to one or more other AIM Fund accounts with the identical registration. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the 10th or 25th day of the month, whichever you specify, in the amount you specify. The minimum amount you can exchange to another AIM Fund is $50.

AUTOMATIC DIVIDEND INVESTMENT

All of your dividends and distributions may be paid in cash or invested in any AIM Fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same AIM Fund. You may invest your dividends and distributions (1) into another AIM Fund in the same class of shares; or (2) from Class A shares into AIM Cash Reserve Shares of AIM Money Market Fund, or vice versa.

  You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another AIM Fund:

(1) Your account balance (a) in the AIM Fund paying the dividend must be at least $5,000; or (b) in the AIM Fund receiving the dividend must be at least $500;

(2) Both accounts must have identical registration information; and

(3) You must have completed an authorization form to reinvest dividends into another AIM Fund.

PORTFOLIO REBALANCING PROGRAM

If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your AIM Fund holdings should be rebalanced, on a percentage basis, between two and ten of your AIM Funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your AIM Funds for shares of the same class of one or more other AIM Funds in your portfolio. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend or terminate the Program at any time on 60 days' prior written notice.

RETIREMENT PLANS

Shares of most of the AIM Funds can be purchased through tax-sheltered retirement plans made available to corporations, individuals and employees of non-profit organizations and public schools. A plan document must be adopted to establish a retirement plan. You may use AIM Funds-sponsored retirement plans, which include IRAs, Education IRAs, Roth IRAs, 403(b) plans, 401(k) plans, SIMPLE IRA plans, SEP/SARSEP plans and Money Purchase/Profit Sharing plans, or another sponsor's retirement plan. The plan custodian of the AIM Funds-sponsored retirement plan assesses an annual maintenance fee of $10. Contact your financial consultant for details.

REDEEMING SHARES

REDEMPTION FEES

Generally, we will not charge you any fees to redeem your shares. Your broker or financial consultant may charge service fees for handling redemption transactions. Your shares also may be subject to a contingent deferred sales charge (CDSC).

REDEMPTION OF AIM CASH RESERVE SHARES OF
AIM MONEY MARKET FUND ACQUIRED BY EXCHANGE

If you redeem AIM Cash Reserve Shares acquired by exchange from Class A shares subject to a CDSC within 18 months of the purchase of the Class A shares, you will be charged a CDSC.

REDEMPTION OF CLASS B SHARES OR CLASS C
SHARES ACQUIRED BY EXCHANGE FROM AIM CASH
RESERVE SHARES OF AIM MONEY MARKET FUND

We will begin the holding period for purposes of calculating the CDSC on Class B shares or Class C shares acquired by exchange from AIM Cash Reserve Shares of AIM Money Market Fund at the time of the exchange into Class B shares or Class C shares.

REDEMPTION OF CLASS B SHARES ACQUIRED BY
EXCHANGE FROM AIM FLOATING RATE FUND

If you redeem Class B shares you acquired by exchange via a tender offer by AIM Floating Rate Fund, the early withdrawal charge applicable to shares of AIM Floating Rate Fund will be applied instead of the CDSC normally applicable to Class B shares.

MCF--10/00                            A-4

                                 -------------
                                 THE AIM FUNDS
                                 -------------

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial     Contact your financial consultant.
Consultant

By Mail                 Send a written request to the transfer agent. Requests must include (1) original signatures of all registered owners;
                        (2) the name of the AIM Fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an
                        executed stock power; and (4) signature guarantees, if
                        necessary (see below). The transfer agent may require that you provide additional information, such as corporate
                        resolutions or powers of attorney, if applicable. If you are redeeming from an IRA account, you must include a statement of whether or not you are at least 59 1/2 years old and
                        whether you wish to have federal income tax withheld from
                        your proceeds. The transfer agent may require certain other information before you can redeem from an employer-sponsored retirement plan. Contact your employer for details.

By Telephone            Call the transfer agent. You will be allowed to redeem by
                        telephone if (1) the proceeds are to be mailed to the
                        address on record (if there has been no change communicated to us within the last 30 days) or transferred electronically to a pre-authorized checking account; (2) you do not hold
                        physical share certificates; (3) you can provide proper
                        identification information; (4) the proceeds of the
                        redemption do not exceed $50,000; and (5) you have not
                        previously declined the telephone redemption privilege.
                        Certain accounts, including retirement accounts and 403(b)
                        plans, may not be redeemed by telephone. The transfer agent must receive your call during the hours of the customary
                        trading session of the New York Stock Exchange (NYSE) in
                        order to effect the redemption at that day's closing price.

By AIM Internet
Connect                 Place your redemption request at www.aimfunds.com. You will be allowed to redeem by internet if (1) you do not hold
                        physical share certificates; (2) you can provide proper
                        identification information; (3) the proceeds of the
                        redemption do not exceed $50,000; and (4) you have
                        established the internet trading option. AIM prototype
                        retirement accounts may not be redeemed on the internet.
                        The transfer agent must confirm your transaction during the hours of the customary trading session of the NYSE in order to effect the redemption at that day's closing price.

-------------------------------------------------------------------------------

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared.

REDEMPTION BY MAIL

If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds to the address on record with us. If your request is not in good order, you may have to provide us with additional documentation in order to redeem your shares.

REDEMPTION BY TELEPHONE

If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine and are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTION BY INTERNET

If you redeem by internet, we will transmit your redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by internet are genuine and are not liable for internet instructions that are reasonably believed to be genuine.

PAYMENT FOR SYSTEMATIC WITHDRAWALS

You may arrange for regular monthly or quarterly withdrawals from your account of at least $50. You also may make annual withdrawals if you own Class A shares. We will redeem enough shares from your account to cover the amount withdrawn. You must have an account balance of at least $5,000 to establish a Systematic Withdrawal Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

EXPEDITED REDEMPTIONS

(AIM Cash Reserve Shares of AIM Money Market Fund only)

If we receive your redemption order before 11:30 a.m. Eastern Time, we will try to transmit payment of redemption proceeds on that same day. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we generally will transmit payment on the next business day.

                                      A-5                            MCF--10/00

                                --------------
                                 THE AIM FUNDS
                                --------------

REDEMPTIONS BY CHECK

(Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund only)

You may redeem shares of these AIM Funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts.

SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and

(1) the amount is greater than $50,000;

(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution.

REINSTATEMENT PRIVILEGE (Class A shares only)

You may, within 90 days after you sell Class A shares (except Class A shares of AIM Tax-Exempt Cash Fund), reinvest all or part of your redemption proceeds in Class A shares of any AIM Fund at net asset value in an identically registered account. If you sold Class A shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund, you will incur an initial sales charge reflecting the difference between the initial sales charges on those Funds and the ones in which you will be investing. In addition, if you paid a contingent deferred sales charge (CDSC) on any reinstated amount, you will not be subject to a CDSC if you later redeem that amount. You must notify the transfer agent in writing at the time you reinstate that you are exercising your reinstatement privilege. You may exercise this privilege only once per year.

REDEMPTIONS BY THE AIM FUNDS

If your account has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the AIM Funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 or by utilizing the Automatic Investment Plan.
  If an AIM Fund determines that you have not provided a correct Social Security or other tax ID number on your account application, the AIM Fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one AIM Fund for those of another AIM Fund. Before requesting an exchange, review the prospectus of the AIM Fund you wish to acquire. Exchange privileges also apply to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

PERMITTED EXCHANGES

Except as otherwise stated below, you may exchange your shares for shares of the same class of another AIM Fund. You may exchange AIM Cash Reserve Shares of AIM Money Market Fund for Class A shares of another AIM Fund, or vice versa. You also may exchange AIM Cash Reserve Shares of AIM Money Market Fund for Class B shares or Class C shares of another AIM Fund, but only if the AIM Cash Reserve Shares were purchased directly and not acquired by exchange. You may be required to pay an initial sales charge when exchanging from a Fund with a lower initial sales charge than the one into which you are exchanging. If you exchange from Class A shares not subject to a CDSC into Class A shares subject to those charges, you will be charged a CDSC when you redeem the exchanged shares. The CDSC charged on redemption of those shares will be calculated starting on the date you acquired those shares through exchange.


YOU WILL NOT PAY A SALES CHARGE WHEN EXCHANGING:


(1) Class A shares with an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) for Class A shares of another AIM Fund or AIM Cash Reserve Shares of AIM Money Market Fund;

(2) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund for

    (a) one another;

    (b) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund; or

    (c) Class A shares of another AIM Fund, but only if

       (i)  you acquired the original shares before May 1, 1994; or

       (ii) you acquired the original shares on or after May 1, 1994 by way of an exchange from shares with higher sales charges;

(3) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for

    (a) one another;

    (b) Class A shares of an AIM Fund subject to an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), but only if you acquired the original shares

       (i) prior to May 1, 1994 by exchange from Class A shares subject to an initial sales charge;

MCF--10/00                            A-6

                                --------------
                                 THE AIM FUNDS
                                --------------

       (ii) on or after May 1, 1994 by exchange from Class A shares subject to an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund); or

    (c) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, but only if you acquired the original shares by exchange from Class A shares subject to an initial sales charge; or

(4) Class B shares for other Class B shares, and Class C shares for other Class C shares.

(5) AIM Cash Reserve Shares of AIM Money Market Fund for Class B shares and Class C shares.

EXCHANGES NOT PERMITTED

You may not exchange Class A shares subject to contingent deferred sales charges for Class A shares of AIM Limited Maturity Treasury Fund, AIM Tax-Free Intermediate Fund or AIM Tax-Exempt Cash Fund.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- You must meet the minimum purchase requirements for the AIM Fund into which you are exchanging;

- Shares of the AIM Fund you wish to acquire must be available for sale in your state of residence;

- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

- Shares must have been held for at least one day prior to the exchange;

- If you have physical share certificates, you must return them to the transfer agent prior to the exchange; and

- You are limited to a maximum of 10 exchanges per calendar year, because excessive short-term trading or market-timing activity can hurt fund performance. If you exceed that limit, or if an AIM Fund or the distributor determines, in its sole discretion, that your short-term trading is excessive or that you are engaging in market-timing activity, it may reject any additional exchange orders. An exchange is the movement out of (redemption) one AIM Fund and into (purchase) another AIM Fund.

TERMS OF EXCHANGE

Under unusual market conditions, an AIM Fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. There is no fee for exchanges. The exchange privilege is not an option or right to purchase shares. Any of the participating AIM Funds or the distributor may modify or discontinue this privilege at any time.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the AIM Funds from which and into which the exchange is to be made.

BY TELEPHONE

Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours of the customary trading session of the NYSE; however, you still will be allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.

BY INTERNET

You will be allowed to exchange by internet if (1) you do not hold physical share certificates; (2) you can provide proper identification information; and
(3) you have established the internet trading option.

EXCHANGING CLASS B AND CLASS C SHARES

If you make an exchange involving Class B or Class C shares, the amount of time you held the original shares will be added to the holding period of the Class B or Class C shares, respectively, into which you exchanged for the purpose of calculating contingent deferred sales charges (CDSC) if you later redeem the exchanged shares. If you redeem Class B shares acquired by exchange via a tender offer by AIM Floating Rate Fund, you will be credited with the time period you held the shares of AIM Floating Rate Fund for the purpose of computing the early withdrawal charge applicable to those shares.




-------------------------------------------------------------------------------
 EACH AIM FUND AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME TO:

 - REJECT OR CANCEL ANY PART OF ANY PURCHASE OR EXCHANGE ORDER;

 - MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY AIM FUND;

 - REJECT OR CANCEL ANY REQUEST TO ESTABLISH THE AUTOMATIC INVESTMENT PLAN AND SYSTEMATIC WITHDRAWAL PLAN OPTIONS ON THE SAME ACCOUNT; OR

 - WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS.
 ------------------------------------------------------------------------------

                                     A-7                             MCF--10/00

                                --------------
                                 THE AIM FUNDS
                                --------------

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each AIM Fund's shares is the fund's net asset value per share. The AIM Funds value portfolio securities for which market quotations are readily available at market value. The AIM Funds value short-term investments maturing within 60 days at amortized cost, which approximates market value. AIM Money Market Fund and AIM Tax-Exempt Cash Fund value all of their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund, AIM Tax-Exempt Bond Fund of Connecticut and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

  The AIM Funds value all other securities and assets at their fair value. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day. In addition, if, between the time trading ends on a particular security and the close of the customary trading session of the NYSE, events occur that materially affect the value of the security, the AIM Funds may value the security at its fair value as determined in good faith by or under the supervision of the Board of Directors or Trustees of the AIM Fund. The effect of using fair value pricing is that an AIM Fund's net asset value will be subject to the judgment of the Board of Directors or Trustees or its designee instead of being determined by the market. Because some of the AIM Funds may invest in securities that are primarily listed on foreign exchanges that trade on days when the AIM Funds do not price their shares, the value of those funds' assets may change on days when you will not be able to purchase or redeem fund shares.

  Each AIM Fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or any earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each day the NYSE is open for business.

TIMING OF ORDERS

You can purchase, exchange or redeem shares during the hours of the customary trading session of the NYSE. The AIM Funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good form. An AIM Fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets. Different tax rates may apply to ordinary income and long-term capital gain distributions, regardless of how long you have held your shares. Every year, you will be sent information showing the amount of dividends and distributions you received from each AIM Fund during the prior year.

  Any long-term or short-term capital gains realized from redemptions of AIM Fund shares will be subject to federal income tax. Exchanges of shares for shares of another AIM Fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

  INVESTORS IN TAX-EXEMPT FUNDS SHOULD READ THE INFORMATION UNDER THE HEADING "OTHER INFORMATION -- SPECIAL TAX INFORMATION REGARDING THE FUND" IN THEIR PROSPECTUS.

  The foreign, state and local tax consequences of investing in AIM Fund shares may differ materially from the federal income tax consequences described above. You should consult your tax advisor before investing.

MCF--10/00                            A-8

                                ----------------
                                AIM CHARTER FUND
                                ----------------

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

  If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us

---------------------------------------------------------

BY MAIL:                     A I M Fund Services, Inc.
                             P.O. Box 4739
                             Houston, TX 77210-4739

BY TELEPHONE:                (800) 347-4246

ON THE INTERNET:             You can send us a
                             request by e-mail or
                             download prospectuses,
                             annual or semiannual
                             reports via our website:
                             HTTP://WWW.AIMFUNDS.COM



---------------------------------------------------------

You also can review and obtain copies of the fund's SAI, reports and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

-----------------------------------
 AIM Charter Fund
 SEC 1940 Act file number: 811-1424
-----------------------------------

 [AIM LOGO APPEARS HERE]
--Registered Trademark--
www.aimfunds.com                   CHT-PRO-1             INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

      AIM CONSTELLATION FUND

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

      AIM Constellation Fund seeks to provide growth of capital.

                                                  AIM--Registered Trademark--
      PROSPECTUS
      MARCH 1, 2001

                                     This prospectus contains important
                                     information about the Class A, B and C
                                     shares of the fund. Please read it
                                     before investing and keep it for
                                     future reference.

                                     As with all other mutual fund
                                     securities, the Securities and
                                     Exchange Commission has not approved
                                     or disapproved these securities or
                                     determined whether the information
                                     in this prospectus is adequate or
                                     accurate. Anyone who tells you
                                     otherwise is committing a crime.

                                     An investment in the fund:
                                        - is not FDIC insured;
                                        - may lose value; and
                                        - is not guaranteed by a bank.

      [AIM LOGO APPEARS HERE]                 INVEST WITH DISCIPLINE
     --Registered Trademark--                --Registered Trademark--

                             ----------------------
                             AIM CONSTELLATION FUND
                             ----------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE AND STRATEGIES          1
- - - - - - - - - - - - - - - - - - - - - - - -

PRINCIPAL RISKS OF INVESTING IN THE  FUND    1
- - - - - - - - - - - - - - - - - - - - - - - -

PERFORMANCE INFORMATION                      2
- - - - - - - - - - - - - - - - - - - - - - - -

Annual Total Returns                         2

Performance Table                            2

FEE TABLE AND EXPENSE EXAMPLE                3
- - - - - - - - - - - - - - - - - - - - - - - -

Fee Table                                    3

Expense Example                              3

FUND MANAGEMENT                              4
- - - - - - - - - - - - - - - - - - - - - - - -

The Advisors                                 4

Advisor Compensation                         4

Portfolio Managers                           4

OTHER INFORMATION                            4
- - - - - - - - - - - - - - - - - - - - - - - -

Sales Charges                                4

Dividends and Distributions                  4

FINANCIAL HIGHLIGHTS                         5
- - - - - - - - - - - - - - - - - - - - - - - -

SHAREHOLDER INFORMATION                    A-1
- - - - - - - - - - - - - - - - - - - - - - - -

Choosing a Share Class                     A-1

Purchasing Shares                          A-3

Redeeming Shares                           A-4

Exchanging Shares                          A-6

Pricing of Shares                          A-8

Taxes                                      A-8

OBTAINING ADDITIONAL INFORMATION    Back Cover
- - - - - - - - - - - - - - - - - - - - - - - -

The AIM Family of Funds, The AIM Family of Funds and Design (i.e., the AIM logo), AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investor, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA and Invest with DISCIPLINE are registered service marks and AIM Bank Connection and AIM Internet Connect are service marks of A I M Management Group Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                             ----------------------
                             AIM CONSTELLATION FUND
                             ----------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is growth of capital. The investment objective of the fund may be changed by the Board of Trustees without shareholder approval.

  The fund seeks to meet this objective by investing principally in common stocks of companies the portfolio managers believe are likely to benefit from new or innovative products, services or processes as well as those that have experienced above-average, long-term growth in earnings and have excellent prospects for future growth. The portfolio managers consider whether to sell a particular security when it no longer meets these criteria. The fund will invest without regard to market capitalization. The fund may also invest up to 20% of its total assets in foreign securities. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

  In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, the fund may temporarily hold all or a portion of its assets in cash, money market instruments, shares of affiliated money market funds, bonds or other debt securities. As a result, the fund may not achieve its investment objective.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. This is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than equity securities of larger, more-established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more-established companies, it may be difficult or impossible for the fund to sell securities at a desirable price.

  Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

  An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                             ----------------------
                             AIM CONSTELLATION FUND
                             ----------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
The following bar chart shows changes in the performance of the fund's Class A shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

                                    [GRAPH]

                                   ANNUAL
YEAR ENDED                         TOTAL
DECEMBER 31                        RETURNS
------------                       -------
1991                                70.41%
1992                                15.03%
1993                                17.29%
1994                                 1.30%
1995                                35.45%
1996                                16.27%
1997                                12.92%
1998                                18.89%
1999                                44.38%
2000                               (10.37)%

  During the periods shown in the bar chart, the highest quarterly return was 36.59% (quarter ended December 31, 1999) and the lowest quarterly return was -22.11% (quarter ended December 31, 2000).

PERFORMANCE TABLE

The following performance table compares the fund's performance to that of a broad-based securities market index. The fund's performance reflects payment of sales loads.

AVERAGE ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(for the periods ended                                                       SINCE      INCEPTION
December 31, 2000)                            1 YEAR   5 YEARS   10 YEARS   INCEPTION     DATE
-----------------------------------------------------------------------------------------------------
Class A                                       (15.30)%  13.80%    19.67%      18.01%    04/30/76
Class B                                       (14.57)      --        --       11.08     11/03/97
Class C                                       (11.76)      --        --       10.56     08/04/97
S&P 500(1)                                    (9.10)    18.33     17.44       14.94(2)  04/30/76(2)
-----------------------------------------------------------------------------------------------------

(1) The Standard & Poor's 500 Index is an unmanaged index of common stocks frequently used on a general measure of U.S. stock market performance.
(2) The average annual total return given is since the date closest to the inception date of the class with the longest performance history.

                             ----------------------
                             AIM CONSTELLATION FUND
                             ----------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund:

SHAREHOLDER FEES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(fees paid directly from
your investment)             CLASS A    CLASS B   CLASS C
-----------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of
offering price)               5.50%     None     None
Maximum Deferred
Sales Charge (Load)
(as a percentage of
original purchase
price or redemption
proceeds, whichever is less)  None(1)   5.00%    1.00%
-----------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
- - - - - - - - - - - - - - - - - - - - - - - - - - - -
(expenses that are deducted
from fund assets)       CLASS A   CLASS B   CLASS C
-------------------------------------------------------
Management Fees           0.63%     0.63%     0.63%
Distribution and/or
Service (12b-1) Fees      0.30      1.00      1.00
Other Expenses            0.18      0.25      0.25
Total Annual Fund
Operating Expenses(2)     1.11      1.88      1.88
-------------------------------------------------------

(1) If you buy $1,000,000 or more of Class A shares and redeem these shares within 18 months from the date of purchase, you may pay a 1% contingent deferred sales charge (CDSC) at the time of redemption.
(2) The investment advisor has agreed, effective July 1, 2000, to waive a portion of the management fee on assets in excess of $5 billion. Total Annual Fund Operating Expenses restated for this agreement are 1.07%, 1.84% and 1.84% for Class A, Class B and Class C, respectively. Termination of this agreement requires approval by the Board of Trustees.

  You may also be charged a transaction or other fee by the financial institution managing your account.

  As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.

  The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's gross operating expenses remain the same. To the extent fees are waived or expenses are reimbursed, the expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

         1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------
Class A   $657     $883     $1,128     $1,827
Class B    691      891      1,216      2,000
Class C    291      591      1,016      2,201
----------------------------------------------

You would pay the following expenses if you did not redeem your shares:

         1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------
Class A   $657     $883     $1,128     $1,827
Class B    191      591      1,016      2,000
Class C    191      591      1,016      2,201
----------------------------------------------


                             ----------------------
                             AIM CONSTELLATION FUND
                             ----------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISORS

A I M Advisors, Inc. (the advisor) serves as the fund's investment advisor.
A I M Capital Management, Inc. (the subadvisor), a wholly owned subsidiary of the advisor, is the fund's subadvisor and is responsible for its day-to-day management. Both the advisor and the subadvisor are located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisors supervise all aspects of the fund's operations and provide investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.

  The advisor has acted as an investment advisor since its organization in 1976, and the subadvisor has acted as an investment advisor since 1986. Today, the advisor, together with its subsidiaries, advises or manages over 130 investment portfolios, including the fund, encompassing a broad range of investment objectives.

ADVISOR COMPENSATION

During the fiscal year ended October 31, 2000, the advisor received compensation of 0.60% of average daily net assets.

PORTFOLIO MANAGERS

The advisors use a team approach to investment management. The individual members of the team who are primarily responsible for the day-to-day management of the fund's portfolio are

- David P. Barnard, Senior Portfolio Manager, who has been responsible for the fund since 1990 and has been associated with the advisor and/or its affiliates since 1982.

- Ryan E. Crane, Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 1994.

- Robert M. Kippes, Senior Portfolio Manager, who has been responsible for the fund since 1993 and has been associated with the advisor and/or its affiliates since 1989.

- Jay K. Rushin, Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 1998. From 1996 to 1998, he was an associate equity analyst with Prudential Securities.

- Kenneth A. Zschappel, Senior Portfolio Manager, who has been responsible for the fund since 1996 and has been associated with the advisor and/or its affiliates since 1990.

OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES

Purchases of Class A shares of AIM Constellation Fund are subject to the maximum 5.50% initial sales charge as listed under the heading "CATEGORY I Initial Sales Charges" in the "Shareholder Information--Choosing a Share Class" section of this prospectus. Purchases of Class B and Class C shares are subject to the contingent deferred sales charges listed in that section.

DIVIDENDS AND DISTRIBUTIONS

The fund expects that its distributions, if any, will consist primarily of capital gains.

DIVIDENDS

The fund generally declares and pays dividends, if any, annually.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains, if any, annually.

                             ----------------------
                             AIM CONSTELLATION FUND
                             ----------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

  This information has been audited by KPMG LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request. The Board of Trustees of the fund has selected new independent auditors for the fund's current fiscal year. For more information regarding the change in independent auditors, see the Statement of Additional Information.

                                                                                    CLASS A
                                                    -----------------------------------------------------------------------
                                                                            YEAR ENDED OCTOBER 31,
                                                    -----------------------------------------------------------------------
                                                       2000           1999           1998           1997           1996
                                                    -----------    -----------    -----------    -----------    -----------
Net asset value, beginning of period                $     34.65    $     26.37    $     29.23    $     25.48    $     23.69
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                            (0.26)         (0.17)         (0.14)         (0.11)         (0.06)
---------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                              12.39           9.18          (0.62)          4.75           2.60
===========================================================================================================================
    Total from investment operations                      12.13           9.01          (0.76)          4.64           2.54
===========================================================================================================================
Less distributions:
  Distributions from net realized gains                   (3.28)         (0.73)         (2.10)         (0.89)         (0.75)
===========================================================================================================================
Net asset value, end of period                      $     43.50    $     34.65    $     26.37    $     29.23    $     25.48
___________________________________________________________________________________________________________________________
===========================================================================================================================
Total return(a)                                           36.56%         34.81%         (2.30)%        18.86%         11.26%
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)            $19,268,977    $14,292,905    $12,391,844    $14,319,441    $11,255,506
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                         1.11%(b)       1.10%          1.10%          1.11%          1.14%
---------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                      1.08%(b)       1.12%          1.12%          1.13%          1.16%
===========================================================================================================================
Ratio of net investment income (loss) to average
  net assets                                              (0.61)%(b)     (0.50)%        (0.47)%        (0.40)%        (0.27)%
___________________________________________________________________________________________________________________________
===========================================================================================================================
Portfolio turnover rate                                      88%            62%            76%            67%            58%
___________________________________________________________________________________________________________________________
===========================================================================================================================

(a)Does not include sales charges.
(b)Ratios are based on average daily net assets of $18,876,586,178.

                             ----------------------
                             AIM CONSTELLATION FUND
                             ----------------------

FINANCIAL HIGHLIGHTS (continued)
--------------------------------------------------------------------------------

                                                                                 CLASS B
                                                             ------------------------------------------------
                                                             YEAR ENDED OCTOBER 31,       NOVEMBER 3, 1997
                                                             ----------------------    (DATE SALES COMMENCED)
                                                              2000(a)        1999      TO OCTOBER 31, 1998(a)
                                                             ----------    --------    ----------------------
Net asset value, beginning of period                         $    34.00    $  26.11           $  30.04
-------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.58)      (0.42)             (0.37)
-------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   12.14        9.04              (1.46)
=============================================================================================================
    Total from investment operations                              11.56        8.62              (1.83)
=============================================================================================================
Less distributions:
  Distributions from net realized gains                           (3.28)      (0.73)             (2.10)
=============================================================================================================
Net asset value, end of period                               $    42.28    $  34.00           $  26.11
_____________________________________________________________________________________________________________
=============================================================================================================
Total return(b)                                                   35.51%      33.64%             (5.86)%
_____________________________________________________________________________________________________________
=============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                     $1,315,524    $589,718           $275,676
_____________________________________________________________________________________________________________
=============================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                 1.88%(c)    1.98%              1.98%(d)
-------------------------------------------------------------------------------------------------------------
  Without fee waivers                                              1.85%(c)    2.00%              2.00%(d)
=============================================================================================================
Ratio of net investment income (loss) to average net assets       (1.38)%(c)  (1.38)%            (1.36)%(d)
_____________________________________________________________________________________________________________
=============================================================================================================
Portfolio turnover rate                                              88%         62%                76%
_____________________________________________________________________________________________________________
=============================================================================================================

(a)Calculated using average shares outstanding.
(b)Does not include contingent deferred sales charge and is not annualized for periods less than one year.
(c)Ratios are based on average daily net assets of $1,030,956,088.
(d)Annualized.

                                                                             CLASS C
                                                    ---------------------------------------------------------
                                                        YEAR ENDED OCTOBER 31,             AUGUST 4, 1997
                                                    -------------------------------    (DATE SALES COMMENCED)
                                                    2000(a)       1999      1998(a)     TO OCTOBER 31, 1997
                                                    --------    --------    -------    ----------------------
Net asset value, beginning of period                $  33.99    $  26.10    $ 29.18           $ 30.32
-------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                         (0.59)      (0.42)     (0.37)            (0.04)
-------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                    12.15        9.04      (0.61)            (1.10)
=============================================================================================================
    Total from investment operations                   11.56        8.62      (0.98)            (1.14)
=============================================================================================================
Less distributions:
  Distributions from net realized gains                (3.28)      (0.73)     (2.10)               --
=============================================================================================================
Net asset value, end of period                      $  42.27    $  33.99    $ 26.10           $ 29.18
_____________________________________________________________________________________________________________
=============================================================================================================
Total return(b)                                        35.52%      33.65%     (3.12)%           (3.76)%
_____________________________________________________________________________________________________________
=============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)            $434,544    $161,490    $76,522           $21,508
_____________________________________________________________________________________________________________
=============================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                      1.88%(c)    1.98%      1.97%             1.84%(d)
-------------------------------------------------------------------------------------------------------------
  Without fee waivers                                   1.85%(c)    2.00%      1.99%             1.86%(d)
=============================================================================================================
Ratio of net investment income (loss) to average
  net assets                                           (1.38)%(c)  (1.38)%    (1.35)%           (1.12)%(d)
_____________________________________________________________________________________________________________
=============================================================================================================
Portfolio turnover rate                                   88%         62%        76%               67%
_____________________________________________________________________________________________________________
=============================================================================================================

(a)Calculated using average shares outstanding.
(b)Does not include contingent deferred sales charge and is not annualized for periods less than one year.
(c)Ratios are based on average daily net assets of $322,287,527.
(d)Annualized.

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

In addition to the fund, A I M Advisors, Inc. serves as investment advisor to many other mutual funds (the AIM Funds). The following information is about all the AIM Funds.

CHOOSING A SHARE CLASS

Many of the AIM Funds have multiple classes of shares, each class representing an interest in the same portfolio of investments. When choosing a share class, you should consider the factors below:

CLASS A                              CLASS B                              CLASS C
---------------------------------------------------------------------------------------------------------
- Initial sales charge               - No initial sales charge            - No initial sales charge
- Reduced or waived initial sales    - Contingent deferred sales          - Contingent deferred sales
  charge for certain purchases         charge on redemptions within         charge on redemptions within
                                       six years                            one year

- Lower distribution and service     - 12b-1 fee of 1.00%                 - 12b-1 fee of 1.00%
  (12b-1) fee than Class B or
  Class C shares (See "Fee Table
  and Expense Example")

                                     - Converts to Class A shares         - Does not convert to Class A
                                       at the end of the month              shares
                                       which is eight years after
                                       the date on which shares
                                       were purchased along with a
                                       pro rata portion of its
                                       reinvested dividends and
                                       distributions(1)

- Generally more appropriate for     - Purchase orders limited to         - Generally more appropriate
  long-term investors                  amounts less than $250,000           for short-term investors

      (1) AIM Money Market Fund: Class B shares convert to AIM Cash Reserve Shares.

          AIM Global Trends Fund: If you held Class B shares on May 29, 1998 and continue to hold them, those shares will convert to Class A shares of that fund at the end of the month which is seven years after the date on which shares were purchased. If you exchange those shares for Class B shares of another AIM Fund, the shares into which you exchanged will not convert to Class A shares until the end of the month which is eight years after the date on which you purchased your original shares.
          ----------------------------------------------------------------------

DISTRIBUTION AND SERVICE (12B-1) FEES

Each AIM Fund (except AIM Tax-Free Intermediate Fund) has adopted 12b-1 plans that allow the AIM Fund to pay distribution fees to A I M Distributors, Inc. (the distributor) for the sale and distribution of its shares and fees for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the AIM Fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES

Generally, you will not pay a sales charge on purchases or redemptions of Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund. You may be charged a contingent deferred sales charge if you redeem AIM Cash Reserve Shares of AIM Money Market Fund acquired through certain exchanges. Sales charges on all other AIM Funds and classes of those Funds are detailed below. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

INITIAL SALES CHARGES

The AIM Funds are grouped into three categories with respect to initial sales charges. The "Other Information" section of your prospectus will tell you in what category your particular AIM Fund is classified.

CATEGORY I INITIAL SALES CHARGES
------------------------------------------------------------
                                          INVESTOR'S
                                         SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
             Less than $   25,000      5.50%          5.82%
$ 25,000 but less than $   50,000      5.25           5.54
$ 50,000 but less than $  100,000      4.75           4.99
$100,000 but less than $  250,000      3.75           3.90
$250,000 but less than $  500,000      3.00           3.09
$500,000 but less than $1,000,000      2.00           2.04
-------------------------------------------------------------


                                      A-1                            MCF--10/00

                                 -------------
                                 THE AIM FUNDS
                                 -------------

CATEGORY II INITIAL SALES CHARGES
------------------------------------------------------------
                                           INVESTOR'S
                                          SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
             Less than $   50,000      4.75%          4.99%
$ 50,000 but less than $  100,000      4.00           4.17
$100,000 but less than $  250,000      3.75           3.90
$250,000 but less than $  500,000      2.50           2.56
$500,000 but less than $1,000,000      2.00           2.04
-------------------------------------------------------------

CATEGORY III INITIAL SALES CHARGES
-------------------------------------------------------------
                                          INVESTOR'S
                                         SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
             Less than $  100,000      1.00%          1.01%
$100,000 but less than $  250,000      0.75           0.76
$250,000 but less than $1,000,000      0.50           0.50
-------------------------------------------------------------

CONTINGENT DEFERRED SALES CHARGES FOR CLASS A SHARES

You can purchase $1,000,000 or more of Class A shares at net asset value. However, if you purchase shares of that amount in Categories I or II, they will be subject to a contingent deferred sales charge (CDSC) of 1% if you redeem them prior to 18 months after the date of purchase. The distributor may pay a dealer concession and/or a service fee for purchases of $1,000,000 or more.

CONTINGENT DEFERRED SALES CHARGES FOR
CLASS B AND CLASS C SHARES

You can purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages:

     YEAR SINCE
    PURCHASE MADE          CLASS B            CLASS C
----------------------------------------------------------
First                         5%                1%
Second                        4                None
Third                         3                None
Fourth                        3                None
Fifth                         2                None
Sixth                         1                None
Seventh and following       None               None
----------------------------------------------------------

COMPUTING A CDSC

The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, we will assume that you have redeemed shares on which there is no CDSC first and, then, shares in the order of purchase.

REDUCED SALES CHARGES
AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial consultant must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment.

REDUCED SALES CHARGES

You may be eligible to buy Class A shares at reduced initial sales charge rates under Rights of Accumulation or Letters of Intent under certain circumstances.

Rights of Accumulation

You may combine your new purchases of Class A shares with Class A shares currently owned for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all Class A shares you own.

Letters of Intent

Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of AIM Funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

INITIAL SALES CHARGE EXCEPTIONS

You will not pay initial sales charges

- on shares purchased by reinvesting dividends and distributions;

- when exchanging shares among certain AIM Funds;

- when using the reinstatement privilege; and

- when a merger, consolidation, or acquisition of assets of an AIM Fund occurs.

CONTINGENT DEFERRED SALES CHARGE (CDSC) EXCEPTIONS

You will not pay a CDSC

- if you redeem Class B shares you held for more than six years;

- if you redeem Class C shares you held for more than one year;

- if you redeem shares acquired through reinvestment of dividends and distributions; and

- on increases in the net asset value of your shares.

There may be other situations when you may be able to purchase or redeem shares at reduced or without sales charges. Consult the fund's Statement of Additional Information for details.

MCF--10/00                            A-2

                                --------------
                                 THE AIM FUNDS
                                --------------

PURCHASING SHARES

MINIMUM INVESTMENTS PER AIM FUND ACCOUNT

The minimum investments for AIM Fund accounts (except for investments in AIM Large Cap Opportunities Fund, AIM Mid Cap Opportunities Fund and AIM Small Cap Opportunities Fund) are as follows:

                                                                  INITIAL                      ADDITIONAL
TYPE OF ACCOUNT                                                 INVESTMENTS                    INVESTMENTS
-----------------------------------------------------------------------------------------------------------
Savings Plans (money-purchase/profit sharing     $  0 ($25 per AIM Fund investment for               $25
plans, 401(k) plans, Simplified Employee Pension      salary deferrals from Savings Plans)
(SEP) accounts, Salary Reduction (SARSEP)
accounts, Savings Incentive Match Plans for
Employee IRA (Simple IRA) accounts, 403(b) or
457 plans)
Automatic Investment Plans                         50                                                 50
IRA, Education IRA or Roth IRA                    250                                                 50
All other accounts                                500                                                 50
----------------------------------------------------------------------------------------------------------

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below.

PURCHASE OPTIONS
---------------------------------------------------------------------------------------------------------

                                OPENING AN ACCOUNT                     ADDING TO AN ACCOUNT
---------------------------------------------------------------------------------------------------------
Through a Financial Consultant  Contact your financial consultant.     Same

By Mail                         Mail completed account application     Mail your check and the remittance
                                and purchase payment to the            slip from your confirmation
                                transfer agent,                        statement to the transfer agent.
                                A I M Fund Services, Inc.,
                                P.O. Box 4739,
                                Houston, TX 77210-4739.

By Wire                         Mail completed account application     Call the transfer agent to receive
                                to the transfer agent. Call the        a reference number. Then, use the
                                transfer agent at (800) 959-4246 to    wire instructions at left.
                                receive a reference number. Then,
                                use the following wire
                                instructions:
                                Beneficiary Bank ABA/Routing #:
                                113000609
                                Beneficiary Account Number:
                                00100366807
                                Beneficiary Account Name: A I M
                                Fund Services, Inc.
                                RFB: Fund Name, Reference #
                                OBI: Your Name, Account #

By AIM Bank Connection(SM)      Open your account using one of the     Mail completed AIM Bank Connection
                                methods described above.               form to the transfer agent. Once
                                                                       the transfer agent has received the
                                                                       form, call the transfer agent to
                                                                       place your purchase order.

By AIM Internet Connect(SM)     Open your account using one of the     Select the AIM Internet Connect
                                methods described above.               option on your completed account
                                                                       application or complete an AIM
                                                                       Internet Connect Authorization
                                                                       Form. Mail the application or form
                                                                       to the transfer agent. Once your
                                                                       request for this option has been
                                                                       processed (which may take up to 10
                                                                       days), you may place your purchase
                                                                       order at www.aimfunds.com. The
                                                                       maximum purchase amount per
                                                                       transaction is $100,000. You may
                                                                       not purchase shares in AIM
                                                                       prototype retirement accounts on
                                                                       the internet.
----------------------------------------------------------------------------------------------------------

                                      A-3                            MCF--10/00

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SPECIAL PLANS

AUTOMATIC INVESTMENT PLAN

You can arrange for periodic investments in any of the AIM Funds by authorizing the AIM Fund to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $50. You may stop the Automatic Investment Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal.

DOLLAR COST AVERAGING

Dollar Cost Averaging allows you to make automatic monthly or quarterly exchanges, if permitted, from one AIM Fund account to one or more other AIM Fund accounts with the identical registration. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the 10th or 25th day of the month, whichever you specify, in the amount you specify. The minimum amount you can exchange to another AIM Fund is $50.

AUTOMATIC DIVIDEND INVESTMENT

All of your dividends and distributions may be paid in cash or invested in any AIM Fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same AIM Fund. You may invest your dividends and distributions (1) into another AIM Fund in the same class of shares; or (2) from Class A shares into AIM Cash Reserve Shares of AIM Money Market Fund, or vice versa.

  You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another AIM Fund:

(1) Your account balance (a) in the AIM Fund paying the dividend must be at least $5,000; or (b) in the AIM Fund receiving the dividend must be at least $500;

(2) Both accounts must have identical registration information; and

(3) You must have completed an authorization form to reinvest dividends into another AIM Fund.

PORTFOLIO REBALANCING PROGRAM

If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your AIM Fund holdings should be rebalanced, on a percentage basis, between two and ten of your AIM Funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your AIM Funds for shares of the same class of one or more other AIM Funds in your portfolio. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend or terminate the Program at any time on 60 days' prior written notice.

RETIREMENT PLANS

Shares of most of the AIM Funds can be purchased through tax-sheltered retirement plans made available to corporations, individuals and employees of non-profit organizations and public schools. A plan document must be adopted to establish a retirement plan. You may use AIM Funds-sponsored retirement plans, which include IRAs, Education IRAs, Roth IRAs, 403(b) plans, 401(k) plans, SIMPLE IRA plans, SEP/SARSEP plans and Money Purchase/Profit Sharing plans, or another sponsor's retirement plan. The plan custodian of the AIM Funds-sponsored retirement plan assesses an annual maintenance fee of $10. Contact your financial consultant for details.

REDEEMING SHARES

REDEMPTION FEES

Generally, we will not charge you any fees to redeem your shares. Your broker or financial consultant may charge service fees for handling redemption transactions. Your shares also may be subject to a contingent deferred sales charge (CDSC).

REDEMPTION OF AIM CASH RESERVE SHARES OF
AIM MONEY MARKET FUND ACQUIRED BY EXCHANGE

If you redeem AIM Cash Reserve Shares acquired by exchange from Class A shares subject to a CDSC within 18 months of the purchase of the Class A shares, you will be charged a CDSC.

REDEMPTION OF CLASS B SHARES OR CLASS C
SHARES ACQUIRED BY EXCHANGE FROM AIM CASH
RESERVE SHARES OF AIM MONEY MARKET FUND

We will begin the holding period for purposes of calculating the CDSC on Class B shares or Class C shares acquired by exchange from AIM Cash Reserve Shares of AIM Money Market Fund at the time of the exchange into Class B shares or Class C shares.

REDEMPTION OF CLASS B SHARES ACQUIRED BY
EXCHANGE FROM AIM FLOATING RATE FUND

If you redeem Class B shares you acquired by exchange via a tender offer by AIM Floating Rate Fund, the early withdrawal charge applicable to shares of AIM Floating Rate Fund will be applied instead of the CDSC normally applicable to Class B shares.

MCF--10/00                            A-4

                                 -------------
                                 THE AIM FUNDS
                                 -------------

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial     Contact your financial consultant.
Consultant

By Mail                 Send a written request to the transfer agent. Requests must include (1) original signatures of all registered owners;
                        (2) the name of the AIM Fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an
                        executed stock power; and (4) signature guarantees, if
                        necessary (see below). The transfer agent may require that you provide additional information, such as corporate
                        resolutions or powers of attorney, if applicable. If you are redeeming from an IRA account, you must include a statement of whether or not you are at least 59 1/2 years old and
                        whether you wish to have federal income tax withheld from
                        your proceeds. The transfer agent may require certain other information before you can redeem from an employer-sponsored retirement plan. Contact your employer for details.

By Telephone            Call the transfer agent. You will be allowed to redeem by
                        telephone if (1) the proceeds are to be mailed to the
                        address on record (if there has been no change communicated to us within the last 30 days) or transferred electronically to a pre-authorized checking account; (2) you do not hold
                        physical share certificates; (3) you can provide proper
                        identification information; (4) the proceeds of the
                        redemption do not exceed $50,000; and (5) you have not
                        previously declined the telephone redemption privilege.
                        Certain accounts, including retirement accounts and 403(b)
                        plans, may not be redeemed by telephone. The transfer agent must receive your call during the hours of the customary
                        trading session of the New York Stock Exchange (NYSE) in
                        order to effect the redemption at that day's closing price.

By AIM Internet
Connect                 Place your redemption request at www.aimfunds.com. You will be allowed to redeem by internet if (1) you do not hold
                        physical share certificates; (2) you can provide proper
                        identification information; (3) the proceeds of the
                        redemption do not exceed $50,000; and (4) you have
                        established the internet trading option. AIM prototype
                        retirement accounts may not be redeemed on the internet.
                        The transfer agent must confirm your transaction during the hours of the customary trading session of the NYSE in order to effect the redemption at that day's closing price.

-------------------------------------------------------------------------------

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared.

REDEMPTION BY MAIL

If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds to the address on record with us. If your request is not in good order, you may have to provide us with additional documentation in order to redeem your shares.

REDEMPTION BY TELEPHONE

If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine and are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTION BY INTERNET

If you redeem by internet, we will transmit your redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by internet are genuine and are not liable for internet instructions that are reasonably believed to be genuine.

PAYMENT FOR SYSTEMATIC WITHDRAWALS

You may arrange for regular monthly or quarterly withdrawals from your account of at least $50. You also may make annual withdrawals if you own Class A shares. We will redeem enough shares from your account to cover the amount withdrawn. You must have an account balance of at least $5,000 to establish a Systematic Withdrawal Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

EXPEDITED REDEMPTIONS

(AIM Cash Reserve Shares of AIM Money Market Fund only)

If we receive your redemption order before 11:30 a.m. Eastern Time, we will try to transmit payment of redemption proceeds on that same day. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we generally will transmit payment on the next business day.

                                      A-5                            MCF--10/00

                                --------------
                                 THE AIM FUNDS
                                --------------

REDEMPTIONS BY CHECK

(Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund only)

You may redeem shares of these AIM Funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts.

SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and

(1) the amount is greater than $50,000;

(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution.

REINSTATEMENT PRIVILEGE (Class A shares only)

You may, within 90 days after you sell Class A shares (except Class A shares of AIM Tax-Exempt Cash Fund), reinvest all or part of your redemption proceeds in Class A shares of any AIM Fund at net asset value in an identically registered account. If you sold Class A shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund, you will incur an initial sales charge reflecting the difference between the initial sales charges on those Funds and the ones in which you will be investing. In addition, if you paid a contingent deferred sales charge (CDSC) on any reinstated amount, you will not be subject to a CDSC if you later redeem that amount. You must notify the transfer agent in writing at the time you reinstate that you are exercising your reinstatement privilege. You may exercise this privilege only once per year.

REDEMPTIONS BY THE AIM FUNDS

If your account has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the AIM Funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 or by utilizing the Automatic Investment Plan.
  If an AIM Fund determines that you have not provided a correct Social Security or other tax ID number on your account application, the AIM Fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one AIM Fund for those of another AIM Fund. Before requesting an exchange, review the prospectus of the AIM Fund you wish to acquire. Exchange privileges also apply to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

PERMITTED EXCHANGES

Except as otherwise stated below, you may exchange your shares for shares of the same class of another AIM Fund. You may exchange AIM Cash Reserve Shares of AIM Money Market Fund for Class A shares of another AIM Fund, or vice versa. You also may exchange AIM Cash Reserve Shares of AIM Money Market Fund for Class B shares or Class C shares of another AIM Fund, but only if the AIM Cash Reserve Shares were purchased directly and not acquired by exchange. You may be required to pay an initial sales charge when exchanging from a Fund with a lower initial sales charge than the one into which you are exchanging. If you exchange from Class A shares not subject to a CDSC into Class A shares subject to those charges, you will be charged a CDSC when you redeem the exchanged shares. The CDSC charged on redemption of those shares will be calculated starting on the date you acquired those shares through exchange.


YOU WILL NOT PAY A SALES CHARGE WHEN EXCHANGING:


(1) Class A shares with an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) for Class A shares of another AIM Fund or AIM Cash Reserve Shares of AIM Money Market Fund;

(2) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund for

    (a) one another;

    (b) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund; or

    (c) Class A shares of another AIM Fund, but only if

       (i)  you acquired the original shares before May 1, 1994; or

       (ii) you acquired the original shares on or after May 1, 1994 by way of an exchange from shares with higher sales charges;

(3) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for

    (a) one another;

    (b) Class A shares of an AIM Fund subject to an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), but only if you acquired the original shares

       (i) prior to May 1, 1994 by exchange from Class A shares subject to an initial sales charge;

MCF--10/00                            A-6

                                --------------
                                 THE AIM FUNDS
                                --------------

       (ii) on or after May 1, 1994 by exchange from Class A shares subject to an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund); or

    (c) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, but only if you acquired the original shares by exchange from Class A shares subject to an initial sales charge; or

(4) Class B shares for other Class B shares, and Class C shares for other Class C shares.

(5) AIM Cash Reserve Shares of AIM Money Market Fund for Class B shares and Class C shares.

EXCHANGES NOT PERMITTED

You may not exchange Class A shares subject to contingent deferred sales charges for Class A shares of AIM Limited Maturity Treasury Fund, AIM Tax-Free Intermediate Fund or AIM Tax-Exempt Cash Fund.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- You must meet the minimum purchase requirements for the AIM Fund into which you are exchanging;

- Shares of the AIM Fund you wish to acquire must be available for sale in your state of residence;

- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

- Shares must have been held for at least one day prior to the exchange;

- If you have physical share certificates, you must return them to the transfer agent prior to the exchange; and

- You are limited to a maximum of 10 exchanges per calendar year, because excessive short-term trading or market-timing activity can hurt fund performance. If you exceed that limit, or if an AIM Fund or the distributor determines, in its sole discretion, that your short-term trading is excessive or that you are engaging in market-timing activity, it may reject any additional exchange orders. An exchange is the movement out of (redemption) one AIM Fund and into (purchase) another AIM Fund.

TERMS OF EXCHANGE

Under unusual market conditions, an AIM Fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. There is no fee for exchanges. The exchange privilege is not an option or right to purchase shares. Any of the participating AIM Funds or the distributor may modify or discontinue this privilege at any time.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the AIM Funds from which and into which the exchange is to be made.

BY TELEPHONE

Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours of the customary trading session of the NYSE; however, you still will be allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.

BY INTERNET

You will be allowed to exchange by internet if (1) you do not hold physical share certificates; (2) you can provide proper identification information; and
(3) you have established the internet trading option.

EXCHANGING CLASS B AND CLASS C SHARES

If you make an exchange involving Class B or Class C shares, the amount of time you held the original shares will be added to the holding period of the Class B or Class C shares, respectively, into which you exchanged for the purpose of calculating contingent deferred sales charges (CDSC) if you later redeem the exchanged shares. If you redeem Class B shares acquired by exchange via a tender offer by AIM Floating Rate Fund, you will be credited with the time period you held the shares of AIM Floating Rate Fund for the purpose of computing the early withdrawal charge applicable to those shares.




-------------------------------------------------------------------------------
 EACH AIM FUND AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME TO:

 - REJECT OR CANCEL ANY PART OF ANY PURCHASE OR EXCHANGE ORDER;

 - MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY AIM FUND;

 - REJECT OR CANCEL ANY REQUEST TO ESTABLISH THE AUTOMATIC INVESTMENT PLAN AND SYSTEMATIC WITHDRAWAL PLAN OPTIONS ON THE SAME ACCOUNT; OR

 - WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS.
 ------------------------------------------------------------------------------

                                     A-7                             MCF--10/00

                                --------------
                                 THE AIM FUNDS
                                --------------

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each AIM Fund's shares is the fund's net asset value per share. The AIM Funds value portfolio securities for which market quotations are readily available at market value. The AIM Funds value short-term investments maturing within 60 days at amortized cost, which approximates market value. AIM Money Market Fund and AIM Tax-Exempt Cash Fund value all of their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund, AIM Tax-Exempt Bond Fund of Connecticut and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

  The AIM Funds value all other securities and assets at their fair value. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day. In addition, if, between the time trading ends on a particular security and the close of the customary trading session of the NYSE, events occur that materially affect the value of the security, the AIM Funds may value the security at its fair value as determined in good faith by or under the supervision of the Board of Directors or Trustees of the AIM Fund. The effect of using fair value pricing is that an AIM Fund's net asset value will be subject to the judgment of the Board of Directors or Trustees or its designee instead of being determined by the market. Because some of the AIM Funds may invest in securities that are primarily listed on foreign exchanges that trade on days when the AIM Funds do not price their shares, the value of those funds' assets may change on days when you will not be able to purchase or redeem fund shares.

  Each AIM Fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or any earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each day the NYSE is open for business.

TIMING OF ORDERS

You can purchase, exchange or redeem shares during the hours of the customary trading session of the NYSE. The AIM Funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good form. An AIM Fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets. Different tax rates may apply to ordinary income and long-term capital gain distributions, regardless of how long you have held your shares. Every year, you will be sent information showing the amount of dividends and distributions you received from each AIM Fund during the prior year.

  Any long-term or short-term capital gains realized from redemptions of AIM Fund shares will be subject to federal income tax. Exchanges of shares for shares of another AIM Fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

  INVESTORS IN TAX-EXEMPT FUNDS SHOULD READ THE INFORMATION UNDER THE HEADING "OTHER INFORMATION -- SPECIAL TAX INFORMATION REGARDING THE FUND" IN THEIR PROSPECTUS.

  The foreign, state and local tax consequences of investing in AIM Fund shares may differ materially from the federal income tax consequences described above. You should consult your tax advisor before investing.

MCF--10/00                            A-8

                             ----------------------
                             AIM CONSTELLATION FUND
                             ----------------------

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

  If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us

---------------------------------------------------------

BY MAIL:                     A I M Fund Services, Inc.
                             P.O. Box 4739
                             Houston, TX 77210-4739

BY TELEPHONE:                (800) 347-4246

ON THE INTERNET:             You can send us a
                             request by e-mail or
                             download prospectuses,
                             annual or semiannual
                             reports via our website:
                             http://www.aimfunds.com

---------------------------------------------------------

You also can review and obtain copies of the fund's SAI, reports and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

-------------------------------------
 AIM Constellation Fund
 SEC 1940 Act file number: 811-1424
-------------------------------------

[AIM LOGO APPEARS HERE]
--Registered Trademark--

 www.aimfunds.com                   CST-PRO-1            INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

      AIM DENT
      DEMOGRAPHIC TRENDS FUND

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

      AIM Dent Demographic Trends Fund seeks to provide long-term growth of capital.
                                                    AIM--Registered Trademark--
      PROSPECTUS
      MARCH 1, 2001

                                     This prospectus contains important
                                     information about the Class A, B and C
                                     shares of the fund. Please read it
                                     before investing and keep it for
                                     future reference.

                                     As with all other mutual fund
                                     securities, the Securities and
                                     Exchange Commission has not approved
                                     or disapproved these securities or
                                     determined whether the information
                                     in this prospectus is adequate or
                                     accurate. Anyone who tells you
                                     otherwise is committing a crime.

                                     An investment in the fund:
                                        - is not FDIC insured;
                                        - may lose value; and
                                        - is not guaranteed by a bank.

      [AIM LOGO APPEARS HERE]                     INVEST WITH DISCIPLINE
     --Registered Trademark--                    --Registered Trademark--

                        --------------------------------
                        AIM DENT DEMOGRAPHIC TRENDS FUND
                        --------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE AND STRATEGIES          1
- - - - - - - - - - - - - - - - - - - - - - - -

PRINCIPAL RISKS OF INVESTING IN THE
  FUND                                       1
- - - - - - - - - - - - - - - - - - - - - - - -

PERFORMANCE INFORMATION                      2
- - - - - - - - - - - - - - - - - - - - - - - -

Annual Total Return                          2

Performance Table                            2

FEE TABLE AND EXPENSE EXAMPLE                3
- - - - - - - - - - - - - - - - - - - - - - - -

Fee Table                                    3

Expense Example                              3

FUND MANAGEMENT                              4
- - - - - - - - - - - - - - - - - - - - - - - -

The Advisors                                 4

Advisor Compensation                         4

Portfolio Managers                           4

OTHER INFORMATION                            4
- - - - - - - - - - - - - - - - - - - - - - - -

Sales Charges                                4

Dividends and Distributions                  4

FINANCIAL HIGHLIGHTS                         5
- - - - - - - - - - - - - - - - - - - - - - - -

SHAREHOLDER INFORMATION                    A-1
- - - - - - - - - - - - - - - - - - - - - - - -

Choosing a Share Class                     A-1

Purchasing Shares                          A-3

Redeeming Shares                           A-4

Exchanging Shares                          A-6

Pricing of Shares                          A-8

Taxes                                      A-8

OBTAINING ADDITIONAL INFORMATION    Back Cover
- - - - - - - - - - - - - - - - - - - - - - - -

The AIM Family of Funds, The AIM Family of Funds and Design (i.e., the AIM logo), AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investor, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA and Invest with DISCIPLINE are registered service marks and AIM Bank Connection and AIM Internet Connect are service marks of A I M Management Group Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                        --------------------------------
                        AIM DENT DEMOGRAPHIC TRENDS FUND
                        --------------------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is long-term growth of capital. The investment objective of the fund may be changed by the Board of Trustees without shareholder approval.

  The fund seeks to meet its objective by investing in securities of companies that are likely to benefit from changing demographic, economic and lifestyle trends. These securities may include common stocks, convertible bonds, convertible preferred stocks and warrants of companies within a broad range of market capitalizations. The fund may also invest up to 25% of its total assets in foreign securities. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

  The portfolio managers purchase securities of companies that have experienced, or that they believe have the potential for, above-average, long-term growth in revenues and earnings. The portfolio managers consider whether to sell a particular security when they believe the security no longer has that potential.

  In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, the fund may temporarily hold all or a portion of its assets in cash, money market instruments, shares of affiliated money market funds, bonds or other debt securities. As a result, the fund may not achieve its investment objective.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. This is especially true with respect to equity securities of small- and medium-sized companies, whose prices may go up and down more than the prices of equity securities of larger, more established companies. Also, since equity securities of small- and medium-sized companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for the fund to sell securities at a desired price.

  The prices of growth stocks in which the fund invests may rise and fall more than the prices of stocks generally.

  The values of the convertible securities in which the fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the fund.

  Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

  An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                        --------------------------------
                        AIM DENT DEMOGRAPHIC TRENDS FUND
                        --------------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURN
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
The following bar chart shows the performance of the fund's Class A shares. The bar chart does not reflect sales loads. If it did, the annual total return shown would be lower.

                                    [GRAPH]

                                  ANNUAL
YEAR ENDED                        TOTAL
DECEMBER 31                       RETURN
-----------                       ------
2000                             -17.22%

  During the period shown in the bar chart, the highest quarterly return was 10.62% (quarter ended March 31, 2000) and the lowest quarterly return was -23.78% (quarter ended December 31, 2000).

PERFORMANCE TABLE

The following performance table compares the fund's performance to that of a broad-based securities market index. The fund's performance reflects payment of sales loads.

AVERAGE ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(for the periods ended                                           SINCE     INCEPTION
December 31, 2000)                                 1 YEAR      INCEPTION     DATE
--------------------------------------------------------------------------------------
Class A                                            (21.77)%      12.87%    06/07/99
Class B                                            (21.90)       13.89     06/07/99
Class C                                            (18.61)       16.24     06/07/99
Russell 3000--Registered Trademark--
 Index(1)                                           (7.46)        3.46(2)  05/31/99(2)
--------------------------------------------------------------------------------------

(1)The Russell 3000--Registered Trademark-- Index is a widely recognized, unmanaged index of common stocks that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.
(2)The average annual total return given is since the date closest to the inception date of the class with the longest performance history.

                        --------------------------------
                        AIM DENT DEMOGRAPHIC TRENDS FUND
                        --------------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund:

SHAREHOLDER FEES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(fees paid directly from
your investment)              CLASS A    CLASS B    CLASS C
-------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of
offering price)               5.50%       None        None

Maximum Deferred
Sales Charge (Load)
(as a percentage of
original purchase
price or redemption
proceeds, whichever is less)   None(1)    5.00%       1.00%
-------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(expenses that are deducted
from fund assets)              CLASS A    CLASS B   CLASS C
-------------------------------------------------------------
Management Fees                 0.85%      0.85%     0.85%

Distribution and/or
 Service (12b-1) Fees           0.35       1.00      1.00

Other Expenses                  0.30       0.32      0.32

Total Annual Fund
 Operating Expenses             1.50       2.17      2.17
-------------------------------------------------------------

(1) If you buy $1,000,000 or more of Class A shares and redeem these shares within 18 months from the date of purchase, you may pay a 1% contingent deferred sales charge (CDSC) at the time of redemption.

You may also be charged a transaction or other fee by the financial institution managing your account.

  As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.

  The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

         1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------
Class A   $694     $998     $1,323     $2,242
Class B    720      979      1,364      2,333
Class C    320      679      1,164      2,503
----------------------------------------------

You would pay the following expenses if you did not redeem your shares:

         1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------
Class A   $694     $998     $1,323     $2,242
Class B    220      679      1,164      2,333
Class C    220      679      1,164      2,503
----------------------------------------------

                        --------------------------------
                        AIM DENT DEMOGRAPHIC TRENDS FUND
                        --------------------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISORS

A I M Advisors, Inc. (the advisor) serves as the fund's investment advisor and is responsible for its day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the fund's operations and provides investment advisory services to the fund, including the fund's investment decisions, the execution of securities transactions, and obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund. H.S. Dent Advisors, Inc. (the subadvisor) serves as the fund's subadvisor, and is located at 6515 Gwin Road, Oakland, California 94611. The subadvisor is responsible for providing the advisor with macroeconomic, thematic, demographic, lifestyle trends and sector research, custom reports and investment and market capitalization recommendations for the fund.

  The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 130 investment portfolios, including the fund, encompassing a broad range of investment objectives. The subadvisor has acted as an investment advisor since 1999.

ADVISOR COMPENSATION

During the fiscal year ended October 31, 2000, the advisor received compensation of 0.85% of average daily net assets.

PORTFOLIO MANAGERS

The advisor uses a team approach to investment management. The individual members of the team who are primarily responsible for the day-to-day management of the fund's portfolio are

- Edgar M. Larsen, Senior Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1996. From 1981 to 1996, he was, among other offices, Senior Vice President of John Hancock Advisers, Inc. and its predecessors.

- Lanny H. Sachnowitz, Senior Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1987.

OTHER INFORMATION
--------------------------------------------------------------------------------

 SALES CHARGES

Purchases of Class A shares of AIM Dent Demographic Trends Fund are subject to the maximum 5.50% initial sales charge as listed under the heading "CATEGORY I Initial Sales Charges" in the "Shareholder Information--Choosing a Share Class" section of this prospectus. Purchases of Class B and Class C shares are subject to the contingent deferred sales charges listed in that section.

DIVIDENDS AND DISTRIBUTIONS

The fund expects that its distributions, if any, will consist primarily of capital gains.

DIVIDENDS

The fund generally declares and pays dividends, if any, annually.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains, if any, annually.

                        --------------------------------
                        AIM DENT DEMOGRAPHIC TRENDS FUND
                        --------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

  This information has been audited by KPMG LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request. The Board of Trustees of the fund has selected new independent auditors for the fund's current fiscal year. For more information regarding the change in independent auditors, see the Statement of Additional Information.



   Total return information in this table has been affected by special market factors, including the fund's investments in initial public offerings (IPOs), which have had a magnified impact on the fund due to its small asset base. There is no guarantee that, as the fund's assets grow, it will continue to experience substantially similar performance.

                                                                            CLASS A
                                                              ------------------------------------
                                                                                    JUNE 7, 1999
                                                                                  (DATE OPERATIONS
                                                                 YEAR ENDED        COMMENCED) TO
                                                              OCTOBER 31, 2000    OCTOBER 31, 1999
                                                              ----------------    ----------------
Net asset value, beginning of period                              $  12.14            $  10.00
--------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                       (0.11)              (0.03)
--------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)              3.37                2.17
==================================================================================================
    Total from investment operations                                  3.26                2.14
==================================================================================================
Net asset value, end of period                                    $  15.40            $  12.14
__________________________________________________________________________________________________
==================================================================================================
Total return(a)                                                      26.85%              21.40%
__________________________________________________________________________________________________
==================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                          $666,929            $163,872
__________________________________________________________________________________________________
==================================================================================================
Ratio of expenses to average net assets                               1.50%(b)            1.60%(c)(d)
==================================================================================================
Ratio of net investment income (loss) to average net assets          (0.93)%(b)          (1.00)%(d)
__________________________________________________________________________________________________
==================================================================================================
Portfolio turnover rate                                                 90%                 29%
__________________________________________________________________________________________________
==================================================================================================

(a)Does not deduct sales charges and is not annualized for periods less than one year.
(b)Ratios are based on average daily net assets of $503,312,753.
(c)After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.65% (annualized).
(d)Annualized.

                        --------------------------------
                        AIM DENT DEMOGRAPHIC TRENDS FUND
                        --------------------------------


FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------


                                                                            CLASS B
                                                              ------------------------------------
                                                                                    JUNE 7, 1999
                                                                                  (DATE OPERATIONS
                                                                 YEAR ENDED        COMMENCED) TO
                                                              OCTOBER 31, 2000    OCTOBER 31, 1999
                                                              ----------------    ----------------
Net asset value, beginning of period                              $  12.11            $  10.00
--------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                       (0.18)              (0.04)
--------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)              3.33                2.15
==================================================================================================
    Total from investment operations                                  3.15                2.11
==================================================================================================
Net asset value, end of period                                    $  15.26            $  12.11
__________________________________________________________________________________________________
==================================================================================================
Total return(a)                                                      26.01%              21.10%
__________________________________________________________________________________________________
==================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                          $748,480            $177,430
__________________________________________________________________________________________________
==================================================================================================
Ratio of expenses to average net assets                               2.17%(b)            2.24%(c)(d)
==================================================================================================
Ratio of net investment income (loss) to average net assets          (1.60)%(b)          (1.64)%(d)
__________________________________________________________________________________________________
==================================================================================================
Portfolio turnover rate                                                 90%                 29%
__________________________________________________________________________________________________
==================================================================================================

(a)Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(b)Ratios are based on average daily net assets of $550,054,811.
(c)After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.29% (annualized).
(d)Annualized.

                                                                            CLASS C
                                                              ------------------------------------
                                                                                    JUNE 7, 1999
                                                                                  (DATE OPERATIONS
                                                                 YEAR ENDED        COMMENCED) TO
                                                              OCTOBER 31, 2000    OCTOBER 31, 1999
                                                              ----------------    ----------------
Net asset value, beginning of period                              $  12.11            $ 10.00
--------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                       (0.17)             (0.04)
--------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)              3.32               2.15
==================================================================================================
    Total from investment operations                                  3.15               2.11
==================================================================================================
Net asset value, end of period                                    $  15.26            $ 12.11
__________________________________________________________________________________________________
==================================================================================================
Total return(a)                                                      26.01%             21.10%
__________________________________________________________________________________________________
==================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                          $309,821            $51,605
__________________________________________________________________________________________________
==================================================================================================
Ratio of expenses to average net assets                               2.17%(b)           2.24%(c)(d)
==================================================================================================
Ratio of net investment income (loss) to average net assets          (1.60)%(b)         (1.64)%(d)
__________________________________________________________________________________________________
==================================================================================================
Portfolio turnover rate                                                 90%                29%
__________________________________________________________________________________________________
==================================================================================================

(a)Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(b)Ratios are based on average daily net assets of $212,236,361.
(c)After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.29% (annualized).
(d)Annualized.

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

In addition to the fund, A I M Advisors, Inc. serves as investment advisor to many other mutual funds (the AIM Funds). The following information is about all the AIM Funds.

CHOOSING A SHARE CLASS

Many of the AIM Funds have multiple classes of shares, each class representing an interest in the same portfolio of investments. When choosing a share class, you should consider the factors below:

CLASS A                              CLASS B                              CLASS C
---------------------------------------------------------------------------------------------------------
- Initial sales charge               - No initial sales charge            - No initial sales charge
- Reduced or waived initial sales    - Contingent deferred sales          - Contingent deferred sales
  charge for certain purchases         charge on redemptions within         charge on redemptions within
                                       six years                            one year

- Lower distribution and service     - 12b-1 fee of 1.00%                 - 12b-1 fee of 1.00%
  (12b-1) fee than Class B or
  Class C shares (See "Fee Table
  and Expense Example")

                                     - Converts to Class A shares         - Does not convert to Class A
                                       at the end of the month              shares
                                       which is eight years after
                                       the date on which shares
                                       were purchased along with a
                                       pro rata portion of its
                                       reinvested dividends and
                                       distributions(1)

- Generally more appropriate for     - Purchase orders limited to         - Generally more appropriate
  long-term investors                  amounts less than $250,000           for short-term investors

      (1) AIM Money Market Fund: Class B shares convert to AIM Cash Reserve Shares.

          AIM Global Trends Fund: If you held Class B shares on May 29, 1998 and continue to hold them, those shares will convert to Class A shares of that fund at the end of the month which is seven years after the date on which shares were purchased. If you exchange those shares for Class B shares of another AIM Fund, the shares into which you exchanged will not convert to Class A shares until the end of the month which is eight years after the date on which you purchased your original shares.
          ----------------------------------------------------------------------

DISTRIBUTION AND SERVICE (12B-1) FEES

Each AIM Fund (except AIM Tax-Free Intermediate Fund) has adopted 12b-1 plans that allow the AIM Fund to pay distribution fees to A I M Distributors, Inc. (the distributor) for the sale and distribution of its shares and fees for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the AIM Fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES

Generally, you will not pay a sales charge on purchases or redemptions of Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund. You may be charged a contingent deferred sales charge if you redeem AIM Cash Reserve Shares of AIM Money Market Fund acquired through certain exchanges. Sales charges on all other AIM Funds and classes of those Funds are detailed below. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

INITIAL SALES CHARGES

The AIM Funds are grouped into three categories with respect to initial sales charges. The "Other Information" section of your prospectus will tell you in what category your particular AIM Fund is classified.

CATEGORY I INITIAL SALES CHARGES
------------------------------------------------------------
                                          INVESTOR'S
                                         SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
             Less than $   25,000      5.50%          5.82%
$ 25,000 but less than $   50,000      5.25           5.54
$ 50,000 but less than $  100,000      4.75           4.99
$100,000 but less than $  250,000      3.75           3.90
$250,000 but less than $  500,000      3.00           3.09
$500,000 but less than $1,000,000      2.00           2.04
-------------------------------------------------------------


                                      A-1                            MCF--10/00

                                 -------------
                                 THE AIM FUNDS
                                 -------------

CATEGORY II INITIAL SALES CHARGES
------------------------------------------------------------
                                           INVESTOR'S
                                          SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
             Less than $   50,000      4.75%          4.99%
$ 50,000 but less than $  100,000      4.00           4.17
$100,000 but less than $  250,000      3.75           3.90
$250,000 but less than $  500,000      2.50           2.56
$500,000 but less than $1,000,000      2.00           2.04
-------------------------------------------------------------

CATEGORY III INITIAL SALES CHARGES
-------------------------------------------------------------
                                          INVESTOR'S
                                         SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
             Less than $  100,000      1.00%          1.01%
$100,000 but less than $  250,000      0.75           0.76
$250,000 but less than $1,000,000      0.50           0.50
-------------------------------------------------------------

CONTINGENT DEFERRED SALES CHARGES FOR CLASS A SHARES

You can purchase $1,000,000 or more of Class A shares at net asset value. However, if you purchase shares of that amount in Categories I or II, they will be subject to a contingent deferred sales charge (CDSC) of 1% if you redeem them prior to 18 months after the date of purchase. The distributor may pay a dealer concession and/or a service fee for purchases of $1,000,000 or more.

CONTINGENT DEFERRED SALES CHARGES FOR
CLASS B AND CLASS C SHARES

You can purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages:

     YEAR SINCE
    PURCHASE MADE          CLASS B            CLASS C
----------------------------------------------------------
First                         5%                1%
Second                        4                None
Third                         3                None
Fourth                        3                None
Fifth                         2                None
Sixth                         1                None
Seventh and following       None               None
----------------------------------------------------------

COMPUTING A CDSC

The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, we will assume that you have redeemed shares on which there is no CDSC first and, then, shares in the order of purchase.

REDUCED SALES CHARGES
AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial consultant must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment.

REDUCED SALES CHARGES

You may be eligible to buy Class A shares at reduced initial sales charge rates under Rights of Accumulation or Letters of Intent under certain circumstances.

Rights of Accumulation

You may combine your new purchases of Class A shares with Class A shares currently owned for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all Class A shares you own.

Letters of Intent

Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of AIM Funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

INITIAL SALES CHARGE EXCEPTIONS

You will not pay initial sales charges

- on shares purchased by reinvesting dividends and distributions;

- when exchanging shares among certain AIM Funds;

- when using the reinstatement privilege; and

- when a merger, consolidation, or acquisition of assets of an AIM Fund occurs.

CONTINGENT DEFERRED SALES CHARGE (CDSC) EXCEPTIONS

You will not pay a CDSC

- if you redeem Class B shares you held for more than six years;

- if you redeem Class C shares you held for more than one year;

- if you redeem shares acquired through reinvestment of dividends and distributions; and

- on increases in the net asset value of your shares.

There may be other situations when you may be able to purchase or redeem shares at reduced or without sales charges. Consult the fund's Statement of Additional Information for details.

MCF--10/00                            A-2

                                --------------
                                 THE AIM FUNDS
                                --------------

PURCHASING SHARES

MINIMUM INVESTMENTS PER AIM FUND ACCOUNT

The minimum investments for AIM Fund accounts (except for investments in AIM Large Cap Opportunities Fund, AIM Mid Cap Opportunities Fund and AIM Small Cap Opportunities Fund) are as follows:

                                                                  INITIAL                      ADDITIONAL
TYPE OF ACCOUNT                                                 INVESTMENTS                    INVESTMENTS
-----------------------------------------------------------------------------------------------------------
Savings Plans (money-purchase/profit sharing     $  0 ($25 per AIM Fund investment for               $25
plans, 401(k) plans, Simplified Employee Pension      salary deferrals from Savings Plans)
(SEP) accounts, Salary Reduction (SARSEP)
accounts, Savings Incentive Match Plans for
Employee IRA (Simple IRA) accounts, 403(b) or
457 plans)
Automatic Investment Plans                         50                                                 50
IRA, Education IRA or Roth IRA                    250                                                 50
All other accounts                                500                                                 50
----------------------------------------------------------------------------------------------------------

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below.

PURCHASE OPTIONS
---------------------------------------------------------------------------------------------------------

                                OPENING AN ACCOUNT                     ADDING TO AN ACCOUNT
---------------------------------------------------------------------------------------------------------
Through a Financial Consultant  Contact your financial consultant.     Same

By Mail                         Mail completed account application     Mail your check and the remittance
                                and purchase payment to the            slip from your confirmation
                                transfer agent,                        statement to the transfer agent.
                                A I M Fund Services, Inc.,
                                P.O. Box 4739,
                                Houston, TX 77210-4739.

By Wire                         Mail completed account application     Call the transfer agent to receive
                                to the transfer agent. Call the        a reference number. Then, use the
                                transfer agent at (800) 959-4246 to    wire instructions at left.
                                receive a reference number. Then,
                                use the following wire
                                instructions:
                                Beneficiary Bank ABA/Routing #:
                                113000609
                                Beneficiary Account Number:
                                00100366807
                                Beneficiary Account Name: A I M
                                Fund Services, Inc.
                                RFB: Fund Name, Reference #
                                OBI: Your Name, Account #

By AIM Bank Connection(SM)      Open your account using one of the     Mail completed AIM Bank Connection
                                methods described above.               form to the transfer agent. Once
                                                                       the transfer agent has received the
                                                                       form, call the transfer agent to
                                                                       place your purchase order.

By AIM Internet Connect(SM)     Open your account using one of the     Select the AIM Internet Connect
                                methods described above.               option on your completed account
                                                                       application or complete an AIM
                                                                       Internet Connect Authorization
                                                                       Form. Mail the application or form
                                                                       to the transfer agent. Once your
                                                                       request for this option has been
                                                                       processed (which may take up to 10
                                                                       days), you may place your purchase
                                                                       order at www.aimfunds.com. The
                                                                       maximum purchase amount per
                                                                       transaction is $100,000. You may
                                                                       not purchase shares in AIM
                                                                       prototype retirement accounts on
                                                                       the internet.
----------------------------------------------------------------------------------------------------------

                                      A-3                            MCF--10/00

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SPECIAL PLANS

AUTOMATIC INVESTMENT PLAN

You can arrange for periodic investments in any of the AIM Funds by authorizing the AIM Fund to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $50. You may stop the Automatic Investment Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal.

DOLLAR COST AVERAGING

Dollar Cost Averaging allows you to make automatic monthly or quarterly exchanges, if permitted, from one AIM Fund account to one or more other AIM Fund accounts with the identical registration. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the 10th or 25th day of the month, whichever you specify, in the amount you specify. The minimum amount you can exchange to another AIM Fund is $50.

AUTOMATIC DIVIDEND INVESTMENT

All of your dividends and distributions may be paid in cash or invested in any AIM Fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same AIM Fund. You may invest your dividends and distributions (1) into another AIM Fund in the same class of shares; or (2) from Class A shares into AIM Cash Reserve Shares of AIM Money Market Fund, or vice versa.

  You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another AIM Fund:

(1) Your account balance (a) in the AIM Fund paying the dividend must be at least $5,000; or (b) in the AIM Fund receiving the dividend must be at least $500;

(2) Both accounts must have identical registration information; and

(3) You must have completed an authorization form to reinvest dividends into another AIM Fund.

PORTFOLIO REBALANCING PROGRAM

If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your AIM Fund holdings should be rebalanced, on a percentage basis, between two and ten of your AIM Funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your AIM Funds for shares of the same class of one or more other AIM Funds in your portfolio. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend or terminate the Program at any time on 60 days' prior written notice.

RETIREMENT PLANS

Shares of most of the AIM Funds can be purchased through tax-sheltered retirement plans made available to corporations, individuals and employees of non-profit organizations and public schools. A plan document must be adopted to establish a retirement plan. You may use AIM Funds-sponsored retirement plans, which include IRAs, Education IRAs, Roth IRAs, 403(b) plans, 401(k) plans, SIMPLE IRA plans, SEP/SARSEP plans and Money Purchase/Profit Sharing plans, or another sponsor's retirement plan. The plan custodian of the AIM Funds-sponsored retirement plan assesses an annual maintenance fee of $10. Contact your financial consultant for details.

REDEEMING SHARES

REDEMPTION FEES

Generally, we will not charge you any fees to redeem your shares. Your broker or financial consultant may charge service fees for handling redemption transactions. Your shares also may be subject to a contingent deferred sales charge (CDSC).

REDEMPTION OF AIM CASH RESERVE SHARES OF
AIM MONEY MARKET FUND ACQUIRED BY EXCHANGE

If you redeem AIM Cash Reserve Shares acquired by exchange from Class A shares subject to a CDSC within 18 months of the purchase of the Class A shares, you will be charged a CDSC.

REDEMPTION OF CLASS B SHARES OR CLASS C
SHARES ACQUIRED BY EXCHANGE FROM AIM CASH
RESERVE SHARES OF AIM MONEY MARKET FUND

We will begin the holding period for purposes of calculating the CDSC on Class B shares or Class C shares acquired by exchange from AIM Cash Reserve Shares of AIM Money Market Fund at the time of the exchange into Class B shares or Class C shares.

REDEMPTION OF CLASS B SHARES ACQUIRED BY
EXCHANGE FROM AIM FLOATING RATE FUND

If you redeem Class B shares you acquired by exchange via a tender offer by AIM Floating Rate Fund, the early withdrawal charge applicable to shares of AIM Floating Rate Fund will be applied instead of the CDSC normally applicable to Class B shares.

MCF--10/00                            A-4

                                 -------------
                                 THE AIM FUNDS
                                 -------------

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial     Contact your financial consultant.
Consultant

By Mail                 Send a written request to the transfer agent. Requests must include (1) original signatures of all registered owners;
                        (2) the name of the AIM Fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an
                        executed stock power; and (4) signature guarantees, if
                        necessary (see below). The transfer agent may require that you provide additional information, such as corporate
                        resolutions or powers of attorney, if applicable. If you are redeeming from an IRA account, you must include a statement of whether or not you are at least 59 1/2 years old and
                        whether you wish to have federal income tax withheld from
                        your proceeds. The transfer agent may require certain other information before you can redeem from an employer-sponsored retirement plan. Contact your employer for details.

By Telephone            Call the transfer agent. You will be allowed to redeem by
                        telephone if (1) the proceeds are to be mailed to the
                        address on record (if there has been no change communicated to us within the last 30 days) or transferred electronically to a pre-authorized checking account; (2) you do not hold
                        physical share certificates; (3) you can provide proper
                        identification information; (4) the proceeds of the
                        redemption do not exceed $50,000; and (5) you have not
                        previously declined the telephone redemption privilege.
                        Certain accounts, including retirement accounts and 403(b)
                        plans, may not be redeemed by telephone. The transfer agent must receive your call during the hours of the customary
                        trading session of the New York Stock Exchange (NYSE) in
                        order to effect the redemption at that day's closing price.

By AIM Internet
Connect                 Place your redemption request at www.aimfunds.com. You will be allowed to redeem by internet if (1) you do not hold
                        physical share certificates; (2) you can provide proper
                        identification information; (3) the proceeds of the
                        redemption do not exceed $50,000; and (4) you have
                        established the internet trading option. AIM prototype
                        retirement accounts may not be redeemed on the internet.
                        The transfer agent must confirm your transaction during the hours of the customary trading session of the NYSE in order to effect the redemption at that day's closing price.

-------------------------------------------------------------------------------

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared.

REDEMPTION BY MAIL

If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds to the address on record with us. If your request is not in good order, you may have to provide us with additional documentation in order to redeem your shares.

REDEMPTION BY TELEPHONE

If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine and are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTION BY INTERNET

If you redeem by internet, we will transmit your redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by internet are genuine and are not liable for internet instructions that are reasonably believed to be genuine.

PAYMENT FOR SYSTEMATIC WITHDRAWALS

You may arrange for regular monthly or quarterly withdrawals from your account of at least $50. You also may make annual withdrawals if you own Class A shares. We will redeem enough shares from your account to cover the amount withdrawn. You must have an account balance of at least $5,000 to establish a Systematic Withdrawal Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

EXPEDITED REDEMPTIONS

(AIM Cash Reserve Shares of AIM Money Market Fund only)

If we receive your redemption order before 11:30 a.m. Eastern Time, we will try to transmit payment of redemption proceeds on that same day. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we generally will transmit payment on the next business day.

                                      A-5                            MCF--10/00

                                --------------
                                 THE AIM FUNDS
                                --------------

REDEMPTIONS BY CHECK

(Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund only)

You may redeem shares of these AIM Funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts.

SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and

(1) the amount is greater than $50,000;

(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution.

REINSTATEMENT PRIVILEGE (Class A shares only)

You may, within 90 days after you sell Class A shares (except Class A shares of AIM Tax-Exempt Cash Fund), reinvest all or part of your redemption proceeds in Class A shares of any AIM Fund at net asset value in an identically registered account. If you sold Class A shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund, you will incur an initial sales charge reflecting the difference between the initial sales charges on those Funds and the ones in which you will be investing. In addition, if you paid a contingent deferred sales charge (CDSC) on any reinstated amount, you will not be subject to a CDSC if you later redeem that amount. You must notify the transfer agent in writing at the time you reinstate that you are exercising your reinstatement privilege. You may exercise this privilege only once per year.

REDEMPTIONS BY THE AIM FUNDS

If your account has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the AIM Funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 or by utilizing the Automatic Investment Plan.
  If an AIM Fund determines that you have not provided a correct Social Security or other tax ID number on your account application, the AIM Fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one AIM Fund for those of another AIM Fund. Before requesting an exchange, review the prospectus of the AIM Fund you wish to acquire. Exchange privileges also apply to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

PERMITTED EXCHANGES

Except as otherwise stated below, you may exchange your shares for shares of the same class of another AIM Fund. You may exchange AIM Cash Reserve Shares of AIM Money Market Fund for Class A shares of another AIM Fund, or vice versa. You also may exchange AIM Cash Reserve Shares of AIM Money Market Fund for Class B shares or Class C shares of another AIM Fund, but only if the AIM Cash Reserve Shares were purchased directly and not acquired by exchange. You may be required to pay an initial sales charge when exchanging from a Fund with a lower initial sales charge than the one into which you are exchanging. If you exchange from Class A shares not subject to a CDSC into Class A shares subject to those charges, you will be charged a CDSC when you redeem the exchanged shares. The CDSC charged on redemption of those shares will be calculated starting on the date you acquired those shares through exchange.


YOU WILL NOT PAY A SALES CHARGE WHEN EXCHANGING:


(1) Class A shares with an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) for Class A shares of another AIM Fund or AIM Cash Reserve Shares of AIM Money Market Fund;

(2) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund for

    (a) one another;

    (b) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund; or

    (c) Class A shares of another AIM Fund, but only if

       (i)  you acquired the original shares before May 1, 1994; or

       (ii) you acquired the original shares on or after May 1, 1994 by way of an exchange from shares with higher sales charges;

(3) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for

    (a) one another;

    (b) Class A shares of an AIM Fund subject to an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), but only if you acquired the original shares

       (i) prior to May 1, 1994 by exchange from Class A shares subject to an initial sales charge;

MCF--10/00                            A-6

                                --------------
                                 THE AIM FUNDS
                                --------------

       (ii) on or after May 1, 1994 by exchange from Class A shares subject to an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund); or

    (c) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, but only if you acquired the original shares by exchange from Class A shares subject to an initial sales charge; or

(4) Class B shares for other Class B shares, and Class C shares for other Class C shares.

(5) AIM Cash Reserve Shares of AIM Money Market Fund for Class B shares and Class C shares.

EXCHANGES NOT PERMITTED

You may not exchange Class A shares subject to contingent deferred sales charges for Class A shares of AIM Limited Maturity Treasury Fund, AIM Tax-Free Intermediate Fund or AIM Tax-Exempt Cash Fund.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- You must meet the minimum purchase requirements for the AIM Fund into which you are exchanging;

- Shares of the AIM Fund you wish to acquire must be available for sale in your state of residence;

- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

- Shares must have been held for at least one day prior to the exchange;

- If you have physical share certificates, you must return them to the transfer agent prior to the exchange; and

- You are limited to a maximum of 10 exchanges per calendar year, because excessive short-term trading or market-timing activity can hurt fund performance. If you exceed that limit, or if an AIM Fund or the distributor determines, in its sole discretion, that your short-term trading is excessive or that you are engaging in market-timing activity, it may reject any additional exchange orders. An exchange is the movement out of (redemption) one AIM Fund and into (purchase) another AIM Fund.

TERMS OF EXCHANGE

Under unusual market conditions, an AIM Fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. There is no fee for exchanges. The exchange privilege is not an option or right to purchase shares. Any of the participating AIM Funds or the distributor may modify or discontinue this privilege at any time.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the AIM Funds from which and into which the exchange is to be made.

BY TELEPHONE

Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours of the customary trading session of the NYSE; however, you still will be allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.

BY INTERNET

You will be allowed to exchange by internet if (1) you do not hold physical share certificates; (2) you can provide proper identification information; and
(3) you have established the internet trading option.

EXCHANGING CLASS B AND CLASS C SHARES

If you make an exchange involving Class B or Class C shares, the amount of time you held the original shares will be added to the holding period of the Class B or Class C shares, respectively, into which you exchanged for the purpose of calculating contingent deferred sales charges (CDSC) if you later redeem the exchanged shares. If you redeem Class B shares acquired by exchange via a tender offer by AIM Floating Rate Fund, you will be credited with the time period you held the shares of AIM Floating Rate Fund for the purpose of computing the early withdrawal charge applicable to those shares.




-------------------------------------------------------------------------------
 EACH AIM FUND AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME TO:

 - REJECT OR CANCEL ANY PART OF ANY PURCHASE OR EXCHANGE ORDER;

 - MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY AIM FUND;

 - REJECT OR CANCEL ANY REQUEST TO ESTABLISH THE AUTOMATIC INVESTMENT PLAN AND SYSTEMATIC WITHDRAWAL PLAN OPTIONS ON THE SAME ACCOUNT; OR

 - WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS.
 ------------------------------------------------------------------------------

                                     A-7                             MCF--10/00

                                --------------
                                 THE AIM FUNDS
                                --------------

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each AIM Fund's shares is the fund's net asset value per share. The AIM Funds value portfolio securities for which market quotations are readily available at market value. The AIM Funds value short-term investments maturing within 60 days at amortized cost, which approximates market value. AIM Money Market Fund and AIM Tax-Exempt Cash Fund value all of their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund, AIM Tax-Exempt Bond Fund of Connecticut and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

  The AIM Funds value all other securities and assets at their fair value. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day. In addition, if, between the time trading ends on a particular security and the close of the customary trading session of the NYSE, events occur that materially affect the value of the security, the AIM Funds may value the security at its fair value as determined in good faith by or under the supervision of the Board of Directors or Trustees of the AIM Fund. The effect of using fair value pricing is that an AIM Fund's net asset value will be subject to the judgment of the Board of Directors or Trustees or its designee instead of being determined by the market. Because some of the AIM Funds may invest in securities that are primarily listed on foreign exchanges that trade on days when the AIM Funds do not price their shares, the value of those funds' assets may change on days when you will not be able to purchase or redeem fund shares.

  Each AIM Fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or any earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each day the NYSE is open for business.

TIMING OF ORDERS

You can purchase, exchange or redeem shares during the hours of the customary trading session of the NYSE. The AIM Funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good form. An AIM Fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets. Different tax rates may apply to ordinary income and long-term capital gain distributions, regardless of how long you have held your shares. Every year, you will be sent information showing the amount of dividends and distributions you received from each AIM Fund during the prior year.

  Any long-term or short-term capital gains realized from redemptions of AIM Fund shares will be subject to federal income tax. Exchanges of shares for shares of another AIM Fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

  INVESTORS IN TAX-EXEMPT FUNDS SHOULD READ THE INFORMATION UNDER THE HEADING "OTHER INFORMATION -- SPECIAL TAX INFORMATION REGARDING THE FUND" IN THEIR PROSPECTUS.

  The foreign, state and local tax consequences of investing in AIM Fund shares may differ materially from the federal income tax consequences described above. You should consult your tax advisor before investing.

MCF--10/00                            A-8

                        --------------------------------
                        AIM DENT DEMOGRAPHIC TRENDS FUND
                        --------------------------------

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

  If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us

---------------------------------------------------------

BY MAIL:                     A I M Fund Services, Inc.
                             P.O. Box 4739
                             Houston, TX 77210-4739

BY TELEPHONE:                (800) 347-4246

ON THE INTERNET:             You can send us a
                             request by e-mail or
                             download prospectuses,
                             annual or semiannual
                             reports via our website:
                             http://www.aimfunds.com

---------------------------------------------------------

You also can review and obtain copies of the fund's SAI, reports and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

-----------------------------------
 AIM Dent Demographic Trends Fund
 SEC 1940 Act file number: 811-1424
-----------------------------------

[AIM LOGO APPEARS HERE]   www.aimfunds.com   DDT-PRO-1   INVEST WITH DISCIPLINE
--Registered Trademark--                                --Registered Trademark--

      AIM EMERGING GROWTH FUND

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

      AIM Emerging Growth Fund seeks to provide long-term growth of capital.

                                                    AIM--Registered Trademark--
      PROSPECTUS
      MARCH 1, 2001

                                     This prospectus contains important
                                     information about the Class A, B,
                                     and C shares of the fund. Please
                                     read it before investing and keep it
                                     for future reference.

                                     As with all other mutual fund
                                     securities, the Securities and
                                     Exchange Commission has not approved
                                     or disapproved these securities or
                                     determined whether the information
                                     in this prospectus is adequate or
                                     accurate. Anyone who tells you
                                     otherwise is committing a crime.

                                     An investment in the fund:
                                     - is not FDIC insured;
                                     - may lose value; and
                                     - is not guaranteed by a bank.

 [AIM LOGO APPEARS HERE]                                  INVEST WITH DISCIPLINE
--Registered Trademark--                                --Registered Trademark--

                            ------------------------
                            AIM EMERGING GROWTH FUND
                            ------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE AND STRATEGIES           1
- - - - - - - - - - - - - - - - - - - - - - - - -

PRINCIPAL RISKS OF INVESTING IN THE
  FUND                                        1
- - - - - - - - - - - - - - - - - - - - - - - - -

FEE TABLE AND EXPENSE EXAMPLE                 2
- - - - - - - - - - - - - - - - - - - - - - - - -

Fee Table                                     2

Expense Example                               2

FUND MANAGEMENT                               3
- - - - - - - - - - - - - - - - - - - - - - - - -

The Advisor                                   3

Advisor Compensation                          3

Portfolio Managers                            3

OTHER INFORMATION                             3
- - - - - - - - - - - - - - - - - - - - - - - - -

Sales Charges                                 3

Dividends and Distributions                   3

FINANCIAL HIGHLIGHTS                          4
- - - - - - - - - - - - - - - - - - - - - - - - -

SHAREHOLDER INFORMATION                     A-1
- - - - - - - - - - - - - - - - - - - - - - - - -

Choosing a Share Class                      A-1

Purchasing Shares                           A-3

Redeeming Shares                            A-4

Exchanging Shares                           A-6

Pricing of Shares                           A-8

Taxes                                       A-8

OBTAINING ADDITIONAL INFORMATION     Back Cover
- - - - - - - - - - - - - - - - - - - - - - - - -

The AIM Family of Funds, The AIM Family of Funds and Design (i.e., the AIM logo), AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investor, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA and Invest with DISCIPLINE are registered service marks and AIM Bank Connection and AIM Internet Connect are service marks of A I M Management Group Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                            ------------------------
                            AIM EMERGING GROWTH FUND
                            ------------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is long-term growth of capital. The investment objective of the fund may be changed by the Board of Trustees without shareholder approval.

  The fund seeks to meet its objective by investing in securities of companies the portfolio managers believe are likely to benefit from new or innovative products, services or processes. These securities may include common stocks, convertible bonds, convertible preferred stocks and warrants. While the fund will invest without regard to market capitalization, the fund expects to invest a significant portion of its assets in securities of small-and medium-sized companies. Under normal conditions, the top 10 holdings may comprise at least a third of the portfolio's net assets. The fund may also invest up to 25% of its total assets in foreign securities. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

  The portfolio managers purchase securities of companies that have experienced, or that they believe have the potential for, above-average, long-term growth. The portfolio managers consider whether to sell a particular security when they believe the security no longer has that potential.

  The fund is non-diversified. This means that with respect to 50% of its assets, it is permitted to invest more than 5% of its assets in the securities of any one issuer.

  In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, the fund may temporarily hold all or a portion of its assets in cash, money market instruments, shares of affiliated money market funds, bonds or other debt securities. As a result, the fund may not achieve its investment objective.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. This is especially true with respect to equity securities of small- and medium-sized companies, whose prices may go up and down more than the prices of equity securities of larger, more established companies. Also, since equity securities of small- and medium-sized companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for the fund to sell securities at a desired price.

  The values of the convertible securities in which the fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the fund.

  Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

  Because a large percentage of the fund's assets may be invested in a limited number of securities, and because the fund is non-diversified, the fund will invest in fewer securities than if it were a diversified fund. Thus, a change in the value of these securities could significantly affect the value of your investment in the fund.

  The fund may participate in the initial public offering (IPO) market. Because of the fund's small asset base, any investment the fund may make in IPOs may significantly increase the fund's total return. As the fund's assets grow, the impact of IPO investments will decline, which may reduce the fund's total return.

  An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                            ------------------------
                            AIM EMERGING GROWTH FUND
                            ------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund:

SHAREHOLDER FEES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(fees paid directly from
your investment)              CLASS A   CLASS B   CLASS C
---------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of
offering price)                5.50%     None      None

Maximum Deferred
Sales Charge (Load)
(as a percentage of
original purchase
price or redemption
proceeds, whichever is less)   None(1)   5.00%     1.00%
---------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(expenses that are deducted
from fund assets)             CLASS A   CLASS B   CLASS C
---------------------------------------------------------
Management Fees                0.85%     0.85%     0.85%
Distribution and/or
Service (12b-1) Fees           0.35      1.00      1.00

Other Expenses                 0.48      0.52      0.52
Total Annual Fund
  Operating Expenses           1.68%     2.37%     2.37%
---------------------------------------------------------

(1) If you buy $1,000,000 or more of Class A shares and redeem these shares within 18 months from the date of purchase, you may pay a 1% contingent deferred sales charge (CDSC) at the time of redemption.

You may also be charged a transaction or other fee by the financial institution managing your account.

  As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.

  The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

         1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------
Class A   $711    $1,050    $1,412     $2,428
Class B    740     1,039     1,465      2,535
Class C    340       739     1,265      2,706
----------------------------------------------

You would pay the following expenses if you did not redeem your shares:

         1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------
Class A   $711    $1,050    $1,412     $2,428
Class B    240       739     1,265      2,535
Class C    240       739     1,265      2,706
----------------------------------------------

                            ------------------------
                            AIM EMERGING GROWTH FUND
                            ------------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISOR

A I M Advisors, Inc. serves as the fund's investment advisor and is responsible for its day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the fund's operations and provides investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.

  The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 130 investment portfolios, including the fund, encompassing a broad range of investment objectives.

ADVISOR COMPENSATION

During the fiscal year ended October 31, 2000, the advisor received compensation of 0.85% of average daily net assets.

PORTFOLIO MANAGERS

The advisor uses a team approach to investment management. The individual members of the team who are primarily responsible for the day-to-day management of the fund's portfolio are

- Ryan E. Crane, Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 1994.

- Robert M. Kippes, Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 1989.

- Jay K. Rushin, Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 1998. From 1996 to 1998, he was an associate equity analyst with Prudential Securities.

OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES

Purchases of Class A shares of AIM Emerging Growth Fund are subject to the maximum 5.50% initial sales charge as listed under the heading "CATEGORY I Initial Sales Charges" in the "Shareholder Information--Choosing a Share Class" section of this prospectus. Purchases of Class B and Class C shares are subject to the contingent deferred sales charges listed in that section.

DIVIDENDS AND DISTRIBUTIONS

The fund expects that its distributions, if any, will consist primarily of capital gains.

DIVIDENDS

The fund generally declares and pays dividends, if any, annually.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains, if any, annually.

                            ------------------------
                            AIM EMERGING GROWTH FUND
                            ------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

  This information has been audited by KPMG LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request. The Board of Trustees of the fund has selected new independent auditors for the fund's current fiscal year. For more information regarding the change in independent auditors, see the Statement of Additional Information.


  Total return information in this table has been affected by special market factors, including the fund's investments in initial public offerings (IPOs), which have had a magnified impact on the fund due to its small asset base. There is no guarantee that as the fund's assets grow, it will continue to experience substantially similar performance.

                                                                  CLASS A            CLASS B            CLASS C
                                                              ----------------   ----------------   ----------------
                                                               MARCH 31, 2000     MARCH 31, 2000     MARCH 31, 2000
                                                              (DATE OPERATIONS   (DATE OPERATIONS   (DATE OPERATIONS
                                                               COMMENCED) TO      COMMENCED) TO      COMMENCED) TO
                                                                OCTOBER 31,        OCTOBER 31,        OCTOBER 31,
                                                                    2000               2000               2000
                                                              ----------------   ----------------   ----------------
Net asset value, beginning of period                              $  10.00           $  10.00           $  10.00
--------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                       (0.04)             (0.07)             (0.07)
--------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)              0.54               0.54               0.53
====================================================================================================================
    Total from investment operations                                  0.50               0.47               0.46
====================================================================================================================
Net asset value, end of period                                    $  10.50           $  10.47           $  10.46
____________________________________________________________________________________________________________________
====================================================================================================================
Total return(a)                                                       5.00%              4.70%              4.60%
____________________________________________________________________________________________________________________
====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                          $147,101           $ 94,740           $ 41,361
____________________________________________________________________________________________________________________
====================================================================================================================
Ratio of expenses to average net assets                               1.68%(b)           2.37%(b)           2.37%(b)
====================================================================================================================
Ratio of net investment income (loss) to average net assets          (1.04)%(b)         (1.73)%(b)         (1.73)%(b)
____________________________________________________________________________________________________________________
====================================================================================================================
Portfolio turnover rate                                                111%               111%               111%
____________________________________________________________________________________________________________________
====================================================================================================================

(a)Does not include sales charges or contingent deferred sales charges and is not annualized for periods less than one year.
(b)Ratios are annualized and based on average daily net assets of $96,550,776, $59,499,434 and $25,886,903 for Class A, Class B and Class C, respectively.

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

In addition to the fund, A I M Advisors, Inc. serves as investment advisor to many other mutual funds (the AIM Funds). The following information is about all the AIM Funds.

CHOOSING A SHARE CLASS

Many of the AIM Funds have multiple classes of shares, each class representing an interest in the same portfolio of investments. When choosing a share class, you should consider the factors below:

CLASS A                              CLASS B                              CLASS C
---------------------------------------------------------------------------------------------------------
- Initial sales charge               - No initial sales charge            - No initial sales charge
- Reduced or waived initial sales    - Contingent deferred sales          - Contingent deferred sales
  charge for certain purchases         charge on redemptions within         charge on redemptions within
                                       six years                            one year

- Lower distribution and service     - 12b-1 fee of 1.00%                 - 12b-1 fee of 1.00%
  (12b-1) fee than Class B or
  Class C shares (See "Fee Table
  and Expense Example")

                                     - Converts to Class A shares         - Does not convert to Class A
                                       at the end of the month              shares
                                       which is eight years after
                                       the date on which shares
                                       were purchased along with a
                                       pro rata portion of its
                                       reinvested dividends and
                                       distributions(1)

- Generally more appropriate for     - Purchase orders limited to         - Generally more appropriate
  long-term investors                  amounts less than $250,000           for short-term investors

      (1) AIM Money Market Fund: Class B shares convert to AIM Cash Reserve Shares.

          AIM Global Trends Fund: If you held Class B shares on May 29, 1998 and continue to hold them, those shares will convert to Class A shares of that fund at the end of the month which is seven years after the date on which shares were purchased. If you exchange those shares for Class B shares of another AIM Fund, the shares into which you exchanged will not convert to Class A shares until the end of the month which is eight years after the date on which you purchased your original shares.
          ----------------------------------------------------------------------

DISTRIBUTION AND SERVICE (12B-1) FEES

Each AIM Fund (except AIM Tax-Free Intermediate Fund) has adopted 12b-1 plans that allow the AIM Fund to pay distribution fees to A I M Distributors, Inc. (the distributor) for the sale and distribution of its shares and fees for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the AIM Fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES

Generally, you will not pay a sales charge on purchases or redemptions of Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund. You may be charged a contingent deferred sales charge if you redeem AIM Cash Reserve Shares of AIM Money Market Fund acquired through certain exchanges. Sales charges on all other AIM Funds and classes of those Funds are detailed below. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

INITIAL SALES CHARGES

The AIM Funds are grouped into three categories with respect to initial sales charges. The "Other Information" section of your prospectus will tell you in what category your particular AIM Fund is classified.

CATEGORY I INITIAL SALES CHARGES
------------------------------------------------------------
                                          INVESTOR'S
                                         SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
             Less than $   25,000      5.50%          5.82%
$ 25,000 but less than $   50,000      5.25           5.54
$ 50,000 but less than $  100,000      4.75           4.99
$100,000 but less than $  250,000      3.75           3.90
$250,000 but less than $  500,000      3.00           3.09
$500,000 but less than $1,000,000      2.00           2.04
-------------------------------------------------------------


                                      A-1                            MCF--10/00

                                 -------------
                                 THE AIM FUNDS
                                 -------------

CATEGORY II INITIAL SALES CHARGES
------------------------------------------------------------
                                           INVESTOR'S
                                          SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
             Less than $   50,000      4.75%          4.99%
$ 50,000 but less than $  100,000      4.00           4.17
$100,000 but less than $  250,000      3.75           3.90
$250,000 but less than $  500,000      2.50           2.56
$500,000 but less than $1,000,000      2.00           2.04
-------------------------------------------------------------

CATEGORY III INITIAL SALES CHARGES
-------------------------------------------------------------
                                          INVESTOR'S
                                         SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
             Less than $  100,000      1.00%          1.01%
$100,000 but less than $  250,000      0.75           0.76
$250,000 but less than $1,000,000      0.50           0.50
-------------------------------------------------------------

CONTINGENT DEFERRED SALES CHARGES FOR CLASS A SHARES

You can purchase $1,000,000 or more of Class A shares at net asset value. However, if you purchase shares of that amount in Categories I or II, they will be subject to a contingent deferred sales charge (CDSC) of 1% if you redeem them prior to 18 months after the date of purchase. The distributor may pay a dealer concession and/or a service fee for purchases of $1,000,000 or more.

CONTINGENT DEFERRED SALES CHARGES FOR
CLASS B AND CLASS C SHARES

You can purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages:

     YEAR SINCE
    PURCHASE MADE          CLASS B            CLASS C
----------------------------------------------------------
First                         5%                1%
Second                        4                None
Third                         3                None
Fourth                        3                None
Fifth                         2                None
Sixth                         1                None
Seventh and following       None               None
----------------------------------------------------------

COMPUTING A CDSC

The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, we will assume that you have redeemed shares on which there is no CDSC first and, then, shares in the order of purchase.

REDUCED SALES CHARGES
AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial consultant must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment.

REDUCED SALES CHARGES

You may be eligible to buy Class A shares at reduced initial sales charge rates under Rights of Accumulation or Letters of Intent under certain circumstances.

Rights of Accumulation

You may combine your new purchases of Class A shares with Class A shares currently owned for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all Class A shares you own.

Letters of Intent

Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of AIM Funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

INITIAL SALES CHARGE EXCEPTIONS

You will not pay initial sales charges

- on shares purchased by reinvesting dividends and distributions;

- when exchanging shares among certain AIM Funds;

- when using the reinstatement privilege; and

- when a merger, consolidation, or acquisition of assets of an AIM Fund occurs.

CONTINGENT DEFERRED SALES CHARGE (CDSC) EXCEPTIONS

You will not pay a CDSC

- if you redeem Class B shares you held for more than six years;

- if you redeem Class C shares you held for more than one year;

- if you redeem shares acquired through reinvestment of dividends and distributions; and

- on increases in the net asset value of your shares.

There may be other situations when you may be able to purchase or redeem shares at reduced or without sales charges. Consult the fund's Statement of Additional Information for details.

MCF--10/00                            A-2

                                --------------
                                 THE AIM FUNDS
                                --------------

PURCHASING SHARES

MINIMUM INVESTMENTS PER AIM FUND ACCOUNT

The minimum investments for AIM Fund accounts (except for investments in AIM Large Cap Opportunities Fund, AIM Mid Cap Opportunities Fund and AIM Small Cap Opportunities Fund) are as follows:

                                                                  INITIAL                      ADDITIONAL
TYPE OF ACCOUNT                                                 INVESTMENTS                    INVESTMENTS
-----------------------------------------------------------------------------------------------------------
Savings Plans (money-purchase/profit sharing     $  0 ($25 per AIM Fund investment for               $25
plans, 401(k) plans, Simplified Employee Pension      salary deferrals from Savings Plans)
(SEP) accounts, Salary Reduction (SARSEP)
accounts, Savings Incentive Match Plans for
Employee IRA (Simple IRA) accounts, 403(b) or
457 plans)
Automatic Investment Plans                         50                                                 50
IRA, Education IRA or Roth IRA                    250                                                 50
All other accounts                                500                                                 50
----------------------------------------------------------------------------------------------------------

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below.

PURCHASE OPTIONS
---------------------------------------------------------------------------------------------------------

                                OPENING AN ACCOUNT                     ADDING TO AN ACCOUNT
---------------------------------------------------------------------------------------------------------
Through a Financial Consultant  Contact your financial consultant.     Same

By Mail                         Mail completed account application     Mail your check and the remittance
                                and purchase payment to the            slip from your confirmation
                                transfer agent,                        statement to the transfer agent.
                                A I M Fund Services, Inc.,
                                P.O. Box 4739,
                                Houston, TX 77210-4739.

By Wire                         Mail completed account application     Call the transfer agent to receive
                                to the transfer agent. Call the        a reference number. Then, use the
                                transfer agent at (800) 959-4246 to    wire instructions at left.
                                receive a reference number. Then,
                                use the following wire
                                instructions:
                                Beneficiary Bank ABA/Routing #:
                                113000609
                                Beneficiary Account Number:
                                00100366807
                                Beneficiary Account Name: A I M
                                Fund Services, Inc.
                                RFB: Fund Name, Reference #
                                OBI: Your Name, Account #

By AIM Bank Connection(SM)      Open your account using one of the     Mail completed AIM Bank Connection
                                methods described above.               form to the transfer agent. Once
                                                                       the transfer agent has received the
                                                                       form, call the transfer agent to
                                                                       place your purchase order.

By AIM Internet Connect(SM)     Open your account using one of the     Select the AIM Internet Connect
                                methods described above.               option on your completed account
                                                                       application or complete an AIM
                                                                       Internet Connect Authorization
                                                                       Form. Mail the application or form
                                                                       to the transfer agent. Once your
                                                                       request for this option has been
                                                                       processed (which may take up to 10
                                                                       days), you may place your purchase
                                                                       order at www.aimfunds.com. The
                                                                       maximum purchase amount per
                                                                       transaction is $100,000. You may
                                                                       not purchase shares in AIM
                                                                       prototype retirement accounts on
                                                                       the internet.
----------------------------------------------------------------------------------------------------------

                                      A-3                            MCF--10/00

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SPECIAL PLANS

AUTOMATIC INVESTMENT PLAN

You can arrange for periodic investments in any of the AIM Funds by authorizing the AIM Fund to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $50. You may stop the Automatic Investment Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal.

DOLLAR COST AVERAGING

Dollar Cost Averaging allows you to make automatic monthly or quarterly exchanges, if permitted, from one AIM Fund account to one or more other AIM Fund accounts with the identical registration. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the 10th or 25th day of the month, whichever you specify, in the amount you specify. The minimum amount you can exchange to another AIM Fund is $50.

AUTOMATIC DIVIDEND INVESTMENT

All of your dividends and distributions may be paid in cash or invested in any AIM Fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same AIM Fund. You may invest your dividends and distributions (1) into another AIM Fund in the same class of shares; or (2) from Class A shares into AIM Cash Reserve Shares of AIM Money Market Fund, or vice versa.

  You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another AIM Fund:

(1) Your account balance (a) in the AIM Fund paying the dividend must be at least $5,000; or (b) in the AIM Fund receiving the dividend must be at least $500;

(2) Both accounts must have identical registration information; and

(3) You must have completed an authorization form to reinvest dividends into another AIM Fund.

PORTFOLIO REBALANCING PROGRAM

If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your AIM Fund holdings should be rebalanced, on a percentage basis, between two and ten of your AIM Funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your AIM Funds for shares of the same class of one or more other AIM Funds in your portfolio. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend or terminate the Program at any time on 60 days' prior written notice.

RETIREMENT PLANS

Shares of most of the AIM Funds can be purchased through tax-sheltered retirement plans made available to corporations, individuals and employees of non-profit organizations and public schools. A plan document must be adopted to establish a retirement plan. You may use AIM Funds-sponsored retirement plans, which include IRAs, Education IRAs, Roth IRAs, 403(b) plans, 401(k) plans, SIMPLE IRA plans, SEP/SARSEP plans and Money Purchase/Profit Sharing plans, or another sponsor's retirement plan. The plan custodian of the AIM Funds-sponsored retirement plan assesses an annual maintenance fee of $10. Contact your financial consultant for details.

REDEEMING SHARES

REDEMPTION FEES

Generally, we will not charge you any fees to redeem your shares. Your broker or financial consultant may charge service fees for handling redemption transactions. Your shares also may be subject to a contingent deferred sales charge (CDSC).

REDEMPTION OF AIM CASH RESERVE SHARES OF
AIM MONEY MARKET FUND ACQUIRED BY EXCHANGE

If you redeem AIM Cash Reserve Shares acquired by exchange from Class A shares subject to a CDSC within 18 months of the purchase of the Class A shares, you will be charged a CDSC.

REDEMPTION OF CLASS B SHARES OR CLASS C
SHARES ACQUIRED BY EXCHANGE FROM AIM CASH
RESERVE SHARES OF AIM MONEY MARKET FUND

We will begin the holding period for purposes of calculating the CDSC on Class B shares or Class C shares acquired by exchange from AIM Cash Reserve Shares of AIM Money Market Fund at the time of the exchange into Class B shares or Class C shares.

REDEMPTION OF CLASS B SHARES ACQUIRED BY
EXCHANGE FROM AIM FLOATING RATE FUND

If you redeem Class B shares you acquired by exchange via a tender offer by AIM Floating Rate Fund, the early withdrawal charge applicable to shares of AIM Floating Rate Fund will be applied instead of the CDSC normally applicable to Class B shares.

MCF--10/00                            A-4

                                 -------------
                                 THE AIM FUNDS
                                 -------------

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial     Contact your financial consultant.
Consultant

By Mail                 Send a written request to the transfer agent. Requests must include (1) original signatures of all registered owners;
                        (2) the name of the AIM Fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an
                        executed stock power; and (4) signature guarantees, if
                        necessary (see below). The transfer agent may require that you provide additional information, such as corporate
                        resolutions or powers of attorney, if applicable. If you are redeeming from an IRA account, you must include a statement of whether or not you are at least 59 1/2 years old and
                        whether you wish to have federal income tax withheld from
                        your proceeds. The transfer agent may require certain other information before you can redeem from an employer-sponsored retirement plan. Contact your employer for details.

By Telephone            Call the transfer agent. You will be allowed to redeem by
                        telephone if (1) the proceeds are to be mailed to the
                        address on record (if there has been no change communicated to us within the last 30 days) or transferred electronically to a pre-authorized checking account; (2) you do not hold
                        physical share certificates; (3) you can provide proper
                        identification information; (4) the proceeds of the
                        redemption do not exceed $50,000; and (5) you have not
                        previously declined the telephone redemption privilege.
                        Certain accounts, including retirement accounts and 403(b)
                        plans, may not be redeemed by telephone. The transfer agent must receive your call during the hours of the customary
                        trading session of the New York Stock Exchange (NYSE) in
                        order to effect the redemption at that day's closing price.

By AIM Internet
Connect                 Place your redemption request at www.aimfunds.com. You will be allowed to redeem by internet if (1) you do not hold
                        physical share certificates; (2) you can provide proper
                        identification information; (3) the proceeds of the
                        redemption do not exceed $50,000; and (4) you have
                        established the internet trading option. AIM prototype
                        retirement accounts may not be redeemed on the internet.
                        The transfer agent must confirm your transaction during the hours of the customary trading session of the NYSE in order to effect the redemption at that day's closing price.

-------------------------------------------------------------------------------

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared.

REDEMPTION BY MAIL

If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds to the address on record with us. If your request is not in good order, you may have to provide us with additional documentation in order to redeem your shares.

REDEMPTION BY TELEPHONE

If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine and are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTION BY INTERNET

If you redeem by internet, we will transmit your redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by internet are genuine and are not liable for internet instructions that are reasonably believed to be genuine.

PAYMENT FOR SYSTEMATIC WITHDRAWALS

You may arrange for regular monthly or quarterly withdrawals from your account of at least $50. You also may make annual withdrawals if you own Class A shares. We will redeem enough shares from your account to cover the amount withdrawn. You must have an account balance of at least $5,000 to establish a Systematic Withdrawal Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

EXPEDITED REDEMPTIONS

(AIM Cash Reserve Shares of AIM Money Market Fund only)

If we receive your redemption order before 11:30 a.m. Eastern Time, we will try to transmit payment of redemption proceeds on that same day. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we generally will transmit payment on the next business day.

                                      A-5                            MCF--10/00

                                --------------
                                 THE AIM FUNDS
                                --------------

REDEMPTIONS BY CHECK

(Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund only)

You may redeem shares of these AIM Funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts.

SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and

(1) the amount is greater than $50,000;

(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution.

REINSTATEMENT PRIVILEGE (Class A shares only)

You may, within 90 days after you sell Class A shares (except Class A shares of AIM Tax-Exempt Cash Fund), reinvest all or part of your redemption proceeds in Class A shares of any AIM Fund at net asset value in an identically registered account. If you sold Class A shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund, you will incur an initial sales charge reflecting the difference between the initial sales charges on those Funds and the ones in which you will be investing. In addition, if you paid a contingent deferred sales charge (CDSC) on any reinstated amount, you will not be subject to a CDSC if you later redeem that amount. You must notify the transfer agent in writing at the time you reinstate that you are exercising your reinstatement privilege. You may exercise this privilege only once per year.

REDEMPTIONS BY THE AIM FUNDS

If your account has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the AIM Funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 or by utilizing the Automatic Investment Plan.
  If an AIM Fund determines that you have not provided a correct Social Security or other tax ID number on your account application, the AIM Fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one AIM Fund for those of another AIM Fund. Before requesting an exchange, review the prospectus of the AIM Fund you wish to acquire. Exchange privileges also apply to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

PERMITTED EXCHANGES

Except as otherwise stated below, you may exchange your shares for shares of the same class of another AIM Fund. You may exchange AIM Cash Reserve Shares of AIM Money Market Fund for Class A shares of another AIM Fund, or vice versa. You also may exchange AIM Cash Reserve Shares of AIM Money Market Fund for Class B shares or Class C shares of another AIM Fund, but only if the AIM Cash Reserve Shares were purchased directly and not acquired by exchange. You may be required to pay an initial sales charge when exchanging from a Fund with a lower initial sales charge than the one into which you are exchanging. If you exchange from Class A shares not subject to a CDSC into Class A shares subject to those charges, you will be charged a CDSC when you redeem the exchanged shares. The CDSC charged on redemption of those shares will be calculated starting on the date you acquired those shares through exchange.


YOU WILL NOT PAY A SALES CHARGE WHEN EXCHANGING:


(1) Class A shares with an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) for Class A shares of another AIM Fund or AIM Cash Reserve Shares of AIM Money Market Fund;

(2) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund for

    (a) one another;

    (b) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund; or

    (c) Class A shares of another AIM Fund, but only if

       (i)  you acquired the original shares before May 1, 1994; or

       (ii) you acquired the original shares on or after May 1, 1994 by way of an exchange from shares with higher sales charges;

(3) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for

    (a) one another;

    (b) Class A shares of an AIM Fund subject to an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), but only if you acquired the original shares

       (i) prior to May 1, 1994 by exchange from Class A shares subject to an initial sales charge;

MCF--10/00                            A-6

                                --------------
                                 THE AIM FUNDS
                                --------------

       (ii) on or after May 1, 1994 by exchange from Class A shares subject to an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund); or

    (c) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, but only if you acquired the original shares by exchange from Class A shares subject to an initial sales charge; or

(4) Class B shares for other Class B shares, and Class C shares for other Class C shares.

(5) AIM Cash Reserve Shares of AIM Money Market Fund for Class B shares and Class C shares.

EXCHANGES NOT PERMITTED

You may not exchange Class A shares subject to contingent deferred sales charges for Class A shares of AIM Limited Maturity Treasury Fund, AIM Tax-Free Intermediate Fund or AIM Tax-Exempt Cash Fund.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- You must meet the minimum purchase requirements for the AIM Fund into which you are exchanging;

- Shares of the AIM Fund you wish to acquire must be available for sale in your state of residence;

- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

- Shares must have been held for at least one day prior to the exchange;

- If you have physical share certificates, you must return them to the transfer agent prior to the exchange; and

- You are limited to a maximum of 10 exchanges per calendar year, because excessive short-term trading or market-timing activity can hurt fund performance. If you exceed that limit, or if an AIM Fund or the distributor determines, in its sole discretion, that your short-term trading is excessive or that you are engaging in market-timing activity, it may reject any additional exchange orders. An exchange is the movement out of (redemption) one AIM Fund and into (purchase) another AIM Fund.

TERMS OF EXCHANGE

Under unusual market conditions, an AIM Fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. There is no fee for exchanges. The exchange privilege is not an option or right to purchase shares. Any of the participating AIM Funds or the distributor may modify or discontinue this privilege at any time.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the AIM Funds from which and into which the exchange is to be made.

BY TELEPHONE

Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours of the customary trading session of the NYSE; however, you still will be allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.

BY INTERNET

You will be allowed to exchange by internet if (1) you do not hold physical share certificates; (2) you can provide proper identification information; and
(3) you have established the internet trading option.

EXCHANGING CLASS B AND CLASS C SHARES

If you make an exchange involving Class B or Class C shares, the amount of time you held the original shares will be added to the holding period of the Class B or Class C shares, respectively, into which you exchanged for the purpose of calculating contingent deferred sales charges (CDSC) if you later redeem the exchanged shares. If you redeem Class B shares acquired by exchange via a tender offer by AIM Floating Rate Fund, you will be credited with the time period you held the shares of AIM Floating Rate Fund for the purpose of computing the early withdrawal charge applicable to those shares.




-------------------------------------------------------------------------------
 EACH AIM FUND AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME TO:

 - REJECT OR CANCEL ANY PART OF ANY PURCHASE OR EXCHANGE ORDER;

 - MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY AIM FUND;

 - REJECT OR CANCEL ANY REQUEST TO ESTABLISH THE AUTOMATIC INVESTMENT PLAN AND SYSTEMATIC WITHDRAWAL PLAN OPTIONS ON THE SAME ACCOUNT; OR

 - WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS.
 ------------------------------------------------------------------------------

                                     A-7                             MCF--10/00

                                --------------
                                 THE AIM FUNDS
                                --------------

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each AIM Fund's shares is the fund's net asset value per share. The AIM Funds value portfolio securities for which market quotations are readily available at market value. The AIM Funds value short-term investments maturing within 60 days at amortized cost, which approximates market value. AIM Money Market Fund and AIM Tax-Exempt Cash Fund value all of their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund, AIM Tax-Exempt Bond Fund of Connecticut and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

  The AIM Funds value all other securities and assets at their fair value. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day. In addition, if, between the time trading ends on a particular security and the close of the customary trading session of the NYSE, events occur that materially affect the value of the security, the AIM Funds may value the security at its fair value as determined in good faith by or under the supervision of the Board of Directors or Trustees of the AIM Fund. The effect of using fair value pricing is that an AIM Fund's net asset value will be subject to the judgment of the Board of Directors or Trustees or its designee instead of being determined by the market. Because some of the AIM Funds may invest in securities that are primarily listed on foreign exchanges that trade on days when the AIM Funds do not price their shares, the value of those funds' assets may change on days when you will not be able to purchase or redeem fund shares.

  Each AIM Fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or any earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each day the NYSE is open for business.

TIMING OF ORDERS

You can purchase, exchange or redeem shares during the hours of the customary trading session of the NYSE. The AIM Funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good form. An AIM Fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets. Different tax rates may apply to ordinary income and long-term capital gain distributions, regardless of how long you have held your shares. Every year, you will be sent information showing the amount of dividends and distributions you received from each AIM Fund during the prior year.

  Any long-term or short-term capital gains realized from redemptions of AIM Fund shares will be subject to federal income tax. Exchanges of shares for shares of another AIM Fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

  INVESTORS IN TAX-EXEMPT FUNDS SHOULD READ THE INFORMATION UNDER THE HEADING "OTHER INFORMATION -- SPECIAL TAX INFORMATION REGARDING THE FUND" IN THEIR PROSPECTUS.

  The foreign, state and local tax consequences of investing in AIM Fund shares may differ materially from the federal income tax consequences described above. You should consult your tax advisor before investing.

MCF--10/00                            A-8

                            ------------------------
                            AIM EMERGING GROWTH FUND
                            ------------------------

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

  If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us

---------------------------------------------------------

BY MAIL:                     A I M Fund Services,
                             Inc.
                             P.O. Box 4739
                             Houston, TX 77210-4739

BY TELEPHONE:                (800) 347-4246

ON THE INTERNET:             You can send us a request
                             by e-mail or download
                             prospectuses, annual or
                             semiannual reports via
                             our website:
                             http://www.aimfunds.com

---------------------------------------------------------

You also can review and obtain copies of the fund's SAI, reports and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

-----------------------------------
 AIM EMERGING GROWTH FUND
 SEC 1940 Act file number: 811-1424
-----------------------------------

[AIM LOGO APPEARS HERE]     www.aimfunds.com EMG-PRO-1    INVEST WITH DISCIPLINE
--Registered Trademark--                                --Registered Trademark--

      AIM LARGE CAP
      BASIC VALUE FUND

      - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

      AIM Large Cap Basic Value Fund seeks to provide long-term growth of capital with a secondary objective of current income.

                                                     AIM--Registered Trademark--

      PROSPECTUS
      MARCH 1, 2001

                                     This prospectus contains important
                                     information about the Class A, B and C
                                     shares of the fund. Please read it
                                     before investing and keep it for
                                     future reference.

                                     As with all other mutual fund
                                     securities, the Securities and
                                     Exchange Commission has not approved
                                     or disapproved these securities or
                                     determined whether the information
                                     in this prospectus is adequate or
                                     accurate. Anyone who tells you
                                     otherwise is committing a crime.

                                     An investment in the fund:
                                        - is not FDIC insured;
                                        - may lose value; and
                                        - is not guaranteed by a bank.

      [AIM LOGO APPEARS HERE]                            INVEST WITH DISCIPLINE
     --Registered Trademark--                           --Registered Trademark--

                         ------------------------------
                         AIM LARGE CAP BASIC VALUE FUND
                         ------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVES AND STRATEGIES         1
- - - - - - - - - - - - - - - - - - - - - - - -

PRINCIPAL RISKS OF INVESTING IN THE
  FUND                                       1
- - - - - - - - - - - - - - - - - - - - - - - -

PERFORMANCE INFORMATION                      2
- - - - - - - - - - - - - - - - - - - - - - - -

Annual Total Return                          2

Performance Table                            2

FEE TABLE AND EXPENSE EXAMPLE                3
- - - - - - - - - - - - - - - - - - - - - - - -

Fee Table                                    3

Expense Example                              3

FUND MANAGEMENT                              4
- - - - - - - - - - - - - - - - - - - - - - - -

The Advisor                                  4

Advisor Compensation                         4

Portfolio Managers                           4

OTHER INFORMATION                            4
- - - - - - - - - - - - - - - - - - - - - - - -

Sales Charges                                4

Dividends and Distributions                  4

FINANCIAL HIGHLIGHTS                         5
- - - - - - - - - - - - - - - - - - - - - - - -

SHAREHOLDER INFORMATION                    A-1
- - - - - - - - - - - - - - - - - - - - - - - -

Choosing a Share Class                     A-1

Purchasing Shares                          A-3

Redeeming Shares                           A-4

Exchanging Shares                          A-6

Pricing of Shares                          A-8

Taxes                                      A-8

OBTAINING ADDITIONAL INFORMATION    Back Cover
- - - - - - - - - - - - - - - - - - - - - - - -

The AIM Family of Funds, The AIM Family of Funds and Design (i.e., the AIM logo), AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investor, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA and Invest with DISCIPLINE are registered service marks and AIM Bank Connection and AIM Internet Connect are service marks of A I M Management Group Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                         ------------------------------
                         AIM LARGE CAP BASIC VALUE FUND
                         ------------------------------

INVESTMENT OBJECTIVES AND STRATEGIES
--------------------------------------------------------------------------------

The fund's primary investment objective is long-term growth of capital with a secondary objective of current income. The investment objectives of the fund may be changed by the Board of Trustees without shareholder approval.

  The fund seeks to meet its objectives by investing in large-capitalization company securities that offer potential for capital growth, and may offer potential for current income. These securities may include common stocks, convertible bonds, convertible preferred stocks and warrants of companies with market capitalizations that are within the range of stocks in the Russell 1000--Registered Trademark-- Value Index at the time of purchase. Under normal conditions, the top 10 holdings may comprise at least a third of the portfolio's net assets. The fund may also invest up to 25% of its total assets in foreign securities. The fund may also invest in debt instruments that are consistent with its investment objectives of long-term growth of capital and current income. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

  The portfolio managers purchase securities of companies that they believe have the potential for above-average growth in revenues and earnings and that they believe are undervalued in relation to long-term earning power or other factors. The portfolio managers consider whether to sell a particular security when they believe the security no longer has that potential.

  In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, the fund may temporarily hold all or a portion of its assets in cash, money market instruments, shares of affiliated money market funds, bonds or other debt securities. As a result, the fund may not achieve its investment objectives.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. Debt securities are particularly vulnerable to credit risk and interest rate fluctuations. When interest rates rise, bond prices fall; the longer a bond's duration, the more sensitive it is to this risk.

  The prices of growth stocks in which the fund invests may rise and fall more than the prices of stocks generally.

  The values of the convertible securities in which the fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the fund. Also, since a large percentage of the fund's assets will be invested in a limited number of securities, any change in value of those securities could significantly affect the value of your investment in the fund.

  Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

  The fund may participate in the initial public offering (IPO) market. Because of the fund's small asset base, any investment the fund may make in IPOs may significantly increase the fund's total return. As the fund's assets grow, the impact of IPO investments will decline, which may reduce the fund's total return.

  An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                         ------------------------------
                         AIM LARGE CAP BASIC VALUE FUND
                         ------------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance is not necessarily an indication of its future performance. Total return information in the bar chart and table below has been affected by special market factors, including the fund's investments in initial public offerings (IPOs), which had a magnified impact on the fund due to its small asset base. There is no guarantee that, as the fund's assets grow, it will continue to experience substantially similar performance.

ANNUAL TOTAL RETURN
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
The following bar chart shows the performance of the fund's Class A shares. The bar chart does not reflect sales loads. If it did, the annual total return shown would be lower.

                                    [GRAPH]

                                          ANNUAL
YEAR ENDED                                TOTAL
DECEMBER 31                               RETURN
-----------                               ------
2000                                      21.74%

  During the periods shown in the bar chart, the highest quarterly return was 10.10% (quarter ended September 30, 2000) and the lowest quarterly return was -0.94% (quarter ended June 30, 2000).

PERFORMANCE TABLE

The following performance table compares the fund's performance to that of a broad-based securities market index. The fund's performance reflects payment of sales loads.

AVERAGE ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(for the periods ended                                                        SINCE     INCEPTION
December 31, 2000)                                           1 YEAR         INCEPTION     DATE
---------------------------------------------------------------------------------------------------
Class A                                                      15.03%           11.68%    06/30/99
Class B                                                         --             6.27(2)  08/01/00
Class C                                                         --            10.27(2)  08/01/00
Russell 1000--Registered Trademark-- Index(1)                (7.79)           (0.03)(3) 06/30/99(3)
---------------------------------------------------------------------------------------------------

(1) The Russell 1000--Registered Trademark-- Index is a widely recognized, unmanaged index of common stocks that measures the performance of the 1,000 largest companies in Russell 3000--Registered Trademark-- Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

(2) Cumulative returns.

(3) The average annual total return given is since the date closest to the inception date of the class with the longest performance history.

                         ------------------------------
                         AIM LARGE CAP BASIC VALUE FUND
                         ------------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund:

SHAREHOLDER FEES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(fees paid directly from
your investment)                    CLASS A   CLASS B   CLASS C
---------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of
offering price)                     5.50%     None      None

Maximum Deferred
Sales Charge (Load)
(as a percentage of
original purchase
price or redemption
proceeds, whichever is less)        None(1)   5.00%     1.00%
---------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
- - - - - - - - - - - - - - - - - - - - - - - - - - - -
(expenses that are deducted
from fund assets)       CLASS A   CLASS B   CLASS C
-------------------------------------------------------
Management Fees           0.60%     0.60%     0.60%
Distribution and/or
Service (12b-1) Fees      0.35      1.00      1.00
Other Expenses            7.26      7.29      7.29
Total Annual Fund
Operating Expenses        8.21      8.89      8.89
Expense
Reimbursement(2)          6.96      6.96      6.96
Net Expenses              1.25      1.93      1.93
-------------------------------------------------------

(1) If you buy $1,000,000 or more of Class A shares and redeem these shares within 18 months from the date of purchase, you may pay a 1% contingent deferred sales charge (CDSC) at the time of redemption.
(2) The investment advisor has contractually agreed to waive fees and/or reimburse expenses of Class A, Class B and Class C shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding interest, taxes, dividend expense on short sales and extraordinary items and increases in expenses due to expense offset arrangements, if any) of Class A shares to 1.25% (e.g. if the advisor waives and/or reimburses 6.96% of Class A they will waive 6.96% of Class B and Class C).

You may also be charged a transaction or other fee by the financial institution managing your account.

  As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.

  The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's gross operating expenses remain the same. To the extent fees are waived or expenses are reimbursed, the expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

         1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------
Class A  $1,313   $2,767    $4,130     $7,170
Class B   1,372    2,815     4,232      7,252
Class C     972    2,515     4,032      7,339
----------------------------------------------

You would pay the following expenses if you did not redeem your shares:

         1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------
Class A  $1,313   $2,767    $4,130     $7,170
Class B     872    2,515     4,032      7,252
Class C     872    2,515     4,032      7,339
----------------------------------------------


                         ------------------------------
                         AIM LARGE CAP BASIC VALUE FUND
                         ------------------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISOR

A I M Advisors, Inc. (the advisor) serves as the fund's investment advisor and is responsible for its day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the fund's operations and provides investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.

  The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 130 investment portfolios, including the fund, encompassing a broad range of investment objectives.

ADVISOR COMPENSATION

During the fiscal year ended October 31, 2000, the advisor received no compensation as a result of contractual fee waivers and/or reimbursements.

PORTFOLIO MANAGERS

The advisor uses a team approach to investment management. The individual members of the team who are primarily responsible for the day-to-day management of the fund's portfolio are

- Matthew W. Seinsheimer, Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 1998. From 1995 to 1998, he was Portfolio Manager for American Indemnity Company.

- Bret W. Stanley, Senior Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1998. From 1994 to 1998, he was Vice President and Portfolio Manager with Van Kampen American Capital Asset Management, Inc.

OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES

Purchases of Class A shares of AIM Large Cap Basic Value Fund are subject to the maximum 5.50% initial sales charge as listed under the heading "CATEGORY I Initial Sales Charges" in the "Shareholder Information--Choosing a Share Class" section of this prospectus. Purchases of Class B and Class C shares are subject to the contingent deferred sales charges listed in that section.

DIVIDENDS AND DISTRIBUTIONS

The fund expects that its distributions, if any, will consist primarily of capital gains.

DIVIDENDS

The fund generally declares and pays dividends, if any, annually.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains, if any, annually.

                         ------------------------------
                         AIM LARGE CAP BASIC VALUE FUND
                         ------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

  This information has been audited by KPMG LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request. The Board of Trustees of the fund has selected new independent auditors for the fund's current fiscal year. For more information regarding the change in independent auditors, see the Statement of Additional Information.

  Total return information in this table has been affected by special market factors, including the fund's investments in initial public offerings (IPOs), which have had a magnified impact on the fund due to its small asset base. There is no guarantee that, as the fund's assets grow, it will continue to experience substantially similar performance.

                                                                            CLASS A
                                                                -------------------------------
                                                                                JUNE 30, 1999
                                                                               (DATE OPERATIONS
                                                                YEAR ENDED      COMMENCED) TO
                                                                OCTOBER 31,      OCTOBER 31,
                                                                  2000(a)            1999
                                                                -----------    ----------------
Net asset value, beginning of period                              $ 9.40            $10.00
-----------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                             0.07              0.03
-----------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                     2.88             (0.63)
===============================================================================================
    Total from investment operations                                2.95             (0.60)
===============================================================================================
Less distributions:
  Dividends from net investment income                             (0.18)               --
-----------------------------------------------------------------------------------------------
  Distributions from net realized gains                            (0.12)               --
===============================================================================================
    Total distributions                                            (0.30)               --
===============================================================================================
Net asset value, end of period                                    $12.05            $ 9.40
_______________________________________________________________________________________________
===============================================================================================
Total return(b)                                                    32.21%            (6.00)%
_______________________________________________________________________________________________
===============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                          $5,888            $1,153
_______________________________________________________________________________________________
===============================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                  1.25%(c)          1.25%(d)
-----------------------------------------------------------------------------------------------
  Without fee waivers                                               8.21%(c)         10.02%(d)
===============================================================================================
Ratio of net investment income to average net assets                0.62%(c)          0.87%(d)
_______________________________________________________________________________________________
===============================================================================================
Portfolio turnover rate                                               57%               10%
_______________________________________________________________________________________________
===============================================================================================

(a)Calculated using average shares outstanding.
(b)Does not include sales charges and is not annualized for periods less than one year.
(c)Ratios are based on average daily net assets of $1,661,756.
(d)Annualized.

                         ------------------------------
                         AIM LARGE CAP BASIC VALUE FUND
                         ------------------------------
FINANCIAL HIGHLIGHTS (continued)
--------------------------------------------------------------------------------

                                                                   CLASS B
                                                                --------------
                                                                AUGUST 1, 2000
                                                                 (DATE SALES
                                                                COMMENCED) TO
                                                                 OCTOBER 31,
                                                                     2000
                                                                --------------
Net asset value, beginning of period                                $10.85
------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                 --
==============================================================================
  Net gains on securities (both realized and unrealized)              1.17
==============================================================================
    Total from investment operations                                  1.17
==============================================================================
Net asset value, end of period                                      $12.02
______________________________________________________________________________
==============================================================================
Total return(a)                                                      10.78%
______________________________________________________________________________
==============================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                            $2,815
______________________________________________________________________________
==============================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                    1.93%(b)
------------------------------------------------------------------------------
  Without fee waivers                                                 8.89%(b)
==============================================================================
Ratio of net investment income (loss) to average net assets         (0.06)%(b)
______________________________________________________________________________
==============================================================================
Portfolio turnover rate                                                 57%
______________________________________________________________________________
==============================================================================

(a)Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(b)Ratios are annualized and based on average daily net assets of $1,262,046.

                                                                   CLASS C
                                                                --------------
                                                                AUGUST 1, 2000
                                                                 (DATE SALES
                                                                COMMENCED) TO
                                                                 OCTOBER 31,
                                                                     2000
                                                                --------------
Net asset value, beginning of period                                $10.85
------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                 --
==============================================================================
  Net gains on securities (both realized and unrealized)              1.17
==============================================================================
    Total from investment operations                                  1.17
==============================================================================
Net asset value, end of period                                      $12.02
______________________________________________________________________________
==============================================================================
Total return(a)                                                      10.78%
______________________________________________________________________________
==============================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                            $1,248
______________________________________________________________________________
==============================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                    1.93%(b)
------------------------------------------------------------------------------
  Without fee waivers                                                 8.89%(b)
==============================================================================
Ratio of net investment income (loss) to average net assets         (0.06)%(b)
______________________________________________________________________________
==============================================================================
Portfolio turnover rate                                                 57%
______________________________________________________________________________
==============================================================================

(a)Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(b)Ratios are annualized and based on average daily net assets of $451,456.

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

In addition to the fund, A I M Advisors, Inc. serves as investment advisor to many other mutual funds (the AIM Funds). The following information is about all the AIM Funds.

CHOOSING A SHARE CLASS

Many of the AIM Funds have multiple classes of shares, each class representing an interest in the same portfolio of investments. When choosing a share class, you should consider the factors below:

CLASS A                              CLASS B                              CLASS C
---------------------------------------------------------------------------------------------------------
- Initial sales charge               - No initial sales charge            - No initial sales charge
- Reduced or waived initial sales    - Contingent deferred sales          - Contingent deferred sales
  charge for certain purchases         charge on redemptions within         charge on redemptions within
                                       six years                            one year

- Lower distribution and service     - 12b-1 fee of 1.00%                 - 12b-1 fee of 1.00%
  (12b-1) fee than Class B or
  Class C shares (See "Fee Table
  and Expense Example")

                                     - Converts to Class A shares         - Does not convert to Class A
                                       at the end of the month              shares
                                       which is eight years after
                                       the date on which shares
                                       were purchased along with a
                                       pro rata portion of its
                                       reinvested dividends and
                                       distributions(1)

- Generally more appropriate for     - Purchase orders limited to         - Generally more appropriate
  long-term investors                  amounts less than $250,000           for short-term investors

      (1) AIM Money Market Fund: Class B shares convert to AIM Cash Reserve Shares.

          AIM Global Trends Fund: If you held Class B shares on May 29, 1998 and continue to hold them, those shares will convert to Class A shares of that fund at the end of the month which is seven years after the date on which shares were purchased. If you exchange those shares for Class B shares of another AIM Fund, the shares into which you exchanged will not convert to Class A shares until the end of the month which is eight years after the date on which you purchased your original shares.
          ----------------------------------------------------------------------

DISTRIBUTION AND SERVICE (12B-1) FEES

Each AIM Fund (except AIM Tax-Free Intermediate Fund) has adopted 12b-1 plans that allow the AIM Fund to pay distribution fees to A I M Distributors, Inc. (the distributor) for the sale and distribution of its shares and fees for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the AIM Fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES

Generally, you will not pay a sales charge on purchases or redemptions of Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund. You may be charged a contingent deferred sales charge if you redeem AIM Cash Reserve Shares of AIM Money Market Fund acquired through certain exchanges. Sales charges on all other AIM Funds and classes of those Funds are detailed below. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

INITIAL SALES CHARGES

The AIM Funds are grouped into three categories with respect to initial sales charges. The "Other Information" section of your prospectus will tell you in what category your particular AIM Fund is classified.

CATEGORY I INITIAL SALES CHARGES
------------------------------------------------------------
                                          INVESTOR'S
                                         SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
             Less than $   25,000      5.50%          5.82%
$ 25,000 but less than $   50,000      5.25           5.54
$ 50,000 but less than $  100,000      4.75           4.99
$100,000 but less than $  250,000      3.75           3.90
$250,000 but less than $  500,000      3.00           3.09
$500,000 but less than $1,000,000      2.00           2.04
-------------------------------------------------------------


                                      A-1                            MCF--10/00

                                 -------------
                                 THE AIM FUNDS
                                 -------------

CATEGORY II INITIAL SALES CHARGES
------------------------------------------------------------
                                           INVESTOR'S
                                          SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
             Less than $   50,000      4.75%          4.99%
$ 50,000 but less than $  100,000      4.00           4.17
$100,000 but less than $  250,000      3.75           3.90
$250,000 but less than $  500,000      2.50           2.56
$500,000 but less than $1,000,000      2.00           2.04
-------------------------------------------------------------

CATEGORY III INITIAL SALES CHARGES
-------------------------------------------------------------
                                          INVESTOR'S
                                         SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
             Less than $  100,000      1.00%          1.01%
$100,000 but less than $  250,000      0.75           0.76
$250,000 but less than $1,000,000      0.50           0.50
-------------------------------------------------------------

CONTINGENT DEFERRED SALES CHARGES FOR CLASS A SHARES

You can purchase $1,000,000 or more of Class A shares at net asset value. However, if you purchase shares of that amount in Categories I or II, they will be subject to a contingent deferred sales charge (CDSC) of 1% if you redeem them prior to 18 months after the date of purchase. The distributor may pay a dealer concession and/or a service fee for purchases of $1,000,000 or more.

CONTINGENT DEFERRED SALES CHARGES FOR
CLASS B AND CLASS C SHARES

You can purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages:

     YEAR SINCE
    PURCHASE MADE          CLASS B            CLASS C
----------------------------------------------------------
First                         5%                1%
Second                        4                None
Third                         3                None
Fourth                        3                None
Fifth                         2                None
Sixth                         1                None
Seventh and following       None               None
----------------------------------------------------------

COMPUTING A CDSC

The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, we will assume that you have redeemed shares on which there is no CDSC first and, then, shares in the order of purchase.

REDUCED SALES CHARGES
AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial consultant must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment.

REDUCED SALES CHARGES

You may be eligible to buy Class A shares at reduced initial sales charge rates under Rights of Accumulation or Letters of Intent under certain circumstances.

Rights of Accumulation

You may combine your new purchases of Class A shares with Class A shares currently owned for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all Class A shares you own.

Letters of Intent

Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of AIM Funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

INITIAL SALES CHARGE EXCEPTIONS

You will not pay initial sales charges

- on shares purchased by reinvesting dividends and distributions;

- when exchanging shares among certain AIM Funds;

- when using the reinstatement privilege; and

- when a merger, consolidation, or acquisition of assets of an AIM Fund occurs.

CONTINGENT DEFERRED SALES CHARGE (CDSC) EXCEPTIONS

You will not pay a CDSC

- if you redeem Class B shares you held for more than six years;

- if you redeem Class C shares you held for more than one year;

- if you redeem shares acquired through reinvestment of dividends and distributions; and

- on increases in the net asset value of your shares.

There may be other situations when you may be able to purchase or redeem shares at reduced or without sales charges. Consult the fund's Statement of Additional Information for details.

MCF--10/00                            A-2

                                --------------
                                 THE AIM FUNDS
                                --------------

PURCHASING SHARES

MINIMUM INVESTMENTS PER AIM FUND ACCOUNT

The minimum investments for AIM Fund accounts (except for investments in AIM Large Cap Opportunities Fund, AIM Mid Cap Opportunities Fund and AIM Small Cap Opportunities Fund) are as follows:

                                                                  INITIAL                      ADDITIONAL
TYPE OF ACCOUNT                                                 INVESTMENTS                    INVESTMENTS
-----------------------------------------------------------------------------------------------------------
Savings Plans (money-purchase/profit sharing     $  0 ($25 per AIM Fund investment for               $25
plans, 401(k) plans, Simplified Employee Pension      salary deferrals from Savings Plans)
(SEP) accounts, Salary Reduction (SARSEP)
accounts, Savings Incentive Match Plans for
Employee IRA (Simple IRA) accounts, 403(b) or
457 plans)
Automatic Investment Plans                         50                                                 50
IRA, Education IRA or Roth IRA                    250                                                 50
All other accounts                                500                                                 50
----------------------------------------------------------------------------------------------------------

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below.

PURCHASE OPTIONS
---------------------------------------------------------------------------------------------------------

                                OPENING AN ACCOUNT                     ADDING TO AN ACCOUNT
---------------------------------------------------------------------------------------------------------
Through a Financial Consultant  Contact your financial consultant.     Same

By Mail                         Mail completed account application     Mail your check and the remittance
                                and purchase payment to the            slip from your confirmation
                                transfer agent,                        statement to the transfer agent.
                                A I M Fund Services, Inc.,
                                P.O. Box 4739,
                                Houston, TX 77210-4739.

By Wire                         Mail completed account application     Call the transfer agent to receive
                                to the transfer agent. Call the        a reference number. Then, use the
                                transfer agent at (800) 959-4246 to    wire instructions at left.
                                receive a reference number. Then,
                                use the following wire
                                instructions:
                                Beneficiary Bank ABA/Routing #:
                                113000609
                                Beneficiary Account Number:
                                00100366807
                                Beneficiary Account Name: A I M
                                Fund Services, Inc.
                                RFB: Fund Name, Reference #
                                OBI: Your Name, Account #

By AIM Bank Connection(SM)      Open your account using one of the     Mail completed AIM Bank Connection
                                methods described above.               form to the transfer agent. Once
                                                                       the transfer agent has received the
                                                                       form, call the transfer agent to
                                                                       place your purchase order.

By AIM Internet Connect(SM)     Open your account using one of the     Select the AIM Internet Connect
                                methods described above.               option on your completed account
                                                                       application or complete an AIM
                                                                       Internet Connect Authorization
                                                                       Form. Mail the application or form
                                                                       to the transfer agent. Once your
                                                                       request for this option has been
                                                                       processed (which may take up to 10
                                                                       days), you may place your purchase
                                                                       order at www.aimfunds.com. The
                                                                       maximum purchase amount per
                                                                       transaction is $100,000. You may
                                                                       not purchase shares in AIM
                                                                       prototype retirement accounts on
                                                                       the internet.
----------------------------------------------------------------------------------------------------------

                                      A-3                            MCF--10/00

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SPECIAL PLANS

AUTOMATIC INVESTMENT PLAN

You can arrange for periodic investments in any of the AIM Funds by authorizing the AIM Fund to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $50. You may stop the Automatic Investment Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal.

DOLLAR COST AVERAGING

Dollar Cost Averaging allows you to make automatic monthly or quarterly exchanges, if permitted, from one AIM Fund account to one or more other AIM Fund accounts with the identical registration. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the 10th or 25th day of the month, whichever you specify, in the amount you specify. The minimum amount you can exchange to another AIM Fund is $50.

AUTOMATIC DIVIDEND INVESTMENT

All of your dividends and distributions may be paid in cash or invested in any AIM Fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same AIM Fund. You may invest your dividends and distributions (1) into another AIM Fund in the same class of shares; or (2) from Class A shares into AIM Cash Reserve Shares of AIM Money Market Fund, or vice versa.

  You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another AIM Fund:

(1) Your account balance (a) in the AIM Fund paying the dividend must be at least $5,000; or (b) in the AIM Fund receiving the dividend must be at least $500;

(2) Both accounts must have identical registration information; and

(3) You must have completed an authorization form to reinvest dividends into another AIM Fund.

PORTFOLIO REBALANCING PROGRAM

If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your AIM Fund holdings should be rebalanced, on a percentage basis, between two and ten of your AIM Funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your AIM Funds for shares of the same class of one or more other AIM Funds in your portfolio. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend or terminate the Program at any time on 60 days' prior written notice.

RETIREMENT PLANS

Shares of most of the AIM Funds can be purchased through tax-sheltered retirement plans made available to corporations, individuals and employees of non-profit organizations and public schools. A plan document must be adopted to establish a retirement plan. You may use AIM Funds-sponsored retirement plans, which include IRAs, Education IRAs, Roth IRAs, 403(b) plans, 401(k) plans, SIMPLE IRA plans, SEP/SARSEP plans and Money Purchase/Profit Sharing plans, or another sponsor's retirement plan. The plan custodian of the AIM Funds-sponsored retirement plan assesses an annual maintenance fee of $10. Contact your financial consultant for details.

REDEEMING SHARES

REDEMPTION FEES

Generally, we will not charge you any fees to redeem your shares. Your broker or financial consultant may charge service fees for handling redemption transactions. Your shares also may be subject to a contingent deferred sales charge (CDSC).

REDEMPTION OF AIM CASH RESERVE SHARES OF
AIM MONEY MARKET FUND ACQUIRED BY EXCHANGE

If you redeem AIM Cash Reserve Shares acquired by exchange from Class A shares subject to a CDSC within 18 months of the purchase of the Class A shares, you will be charged a CDSC.

REDEMPTION OF CLASS B SHARES OR CLASS C
SHARES ACQUIRED BY EXCHANGE FROM AIM CASH
RESERVE SHARES OF AIM MONEY MARKET FUND

We will begin the holding period for purposes of calculating the CDSC on Class B shares or Class C shares acquired by exchange from AIM Cash Reserve Shares of AIM Money Market Fund at the time of the exchange into Class B shares or Class C shares.

REDEMPTION OF CLASS B SHARES ACQUIRED BY
EXCHANGE FROM AIM FLOATING RATE FUND

If you redeem Class B shares you acquired by exchange via a tender offer by AIM Floating Rate Fund, the early withdrawal charge applicable to shares of AIM Floating Rate Fund will be applied instead of the CDSC normally applicable to Class B shares.

MCF--10/00                            A-4

                                 -------------
                                 THE AIM FUNDS
                                 -------------

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial     Contact your financial consultant.
Consultant

By Mail                 Send a written request to the transfer agent. Requests must include (1) original signatures of all registered owners;
                        (2) the name of the AIM Fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an
                        executed stock power; and (4) signature guarantees, if
                        necessary (see below). The transfer agent may require that you provide additional information, such as corporate
                        resolutions or powers of attorney, if applicable. If you are redeeming from an IRA account, you must include a statement of whether or not you are at least 59 1/2 years old and
                        whether you wish to have federal income tax withheld from
                        your proceeds. The transfer agent may require certain other information before you can redeem from an employer-sponsored retirement plan. Contact your employer for details.

By Telephone            Call the transfer agent. You will be allowed to redeem by
                        telephone if (1) the proceeds are to be mailed to the
                        address on record (if there has been no change communicated to us within the last 30 days) or transferred electronically to a pre-authorized checking account; (2) you do not hold
                        physical share certificates; (3) you can provide proper
                        identification information; (4) the proceeds of the
                        redemption do not exceed $50,000; and (5) you have not
                        previously declined the telephone redemption privilege.
                        Certain accounts, including retirement accounts and 403(b)
                        plans, may not be redeemed by telephone. The transfer agent must receive your call during the hours of the customary
                        trading session of the New York Stock Exchange (NYSE) in
                        order to effect the redemption at that day's closing price.

By AIM Internet
Connect                 Place your redemption request at www.aimfunds.com. You will be allowed to redeem by internet if (1) you do not hold
                        physical share certificates; (2) you can provide proper
                        identification information; (3) the proceeds of the
                        redemption do not exceed $50,000; and (4) you have
                        established the internet trading option. AIM prototype
                        retirement accounts may not be redeemed on the internet.
                        The transfer agent must confirm your transaction during the hours of the customary trading session of the NYSE in order to effect the redemption at that day's closing price.

-------------------------------------------------------------------------------

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared.

REDEMPTION BY MAIL

If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds to the address on record with us. If your request is not in good order, you may have to provide us with additional documentation in order to redeem your shares.

REDEMPTION BY TELEPHONE

If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine and are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTION BY INTERNET

If you redeem by internet, we will transmit your redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by internet are genuine and are not liable for internet instructions that are reasonably believed to be genuine.

PAYMENT FOR SYSTEMATIC WITHDRAWALS

You may arrange for regular monthly or quarterly withdrawals from your account of at least $50. You also may make annual withdrawals if you own Class A shares. We will redeem enough shares from your account to cover the amount withdrawn. You must have an account balance of at least $5,000 to establish a Systematic Withdrawal Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

EXPEDITED REDEMPTIONS

(AIM Cash Reserve Shares of AIM Money Market Fund only)

If we receive your redemption order before 11:30 a.m. Eastern Time, we will try to transmit payment of redemption proceeds on that same day. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we generally will transmit payment on the next business day.

                                      A-5                            MCF--10/00

                                --------------
                                 THE AIM FUNDS
                                --------------

REDEMPTIONS BY CHECK

(Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund only)

You may redeem shares of these AIM Funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts.

SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and

(1) the amount is greater than $50,000;

(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution.

REINSTATEMENT PRIVILEGE (Class A shares only)

You may, within 90 days after you sell Class A shares (except Class A shares of AIM Tax-Exempt Cash Fund), reinvest all or part of your redemption proceeds in Class A shares of any AIM Fund at net asset value in an identically registered account. If you sold Class A shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund, you will incur an initial sales charge reflecting the difference between the initial sales charges on those Funds and the ones in which you will be investing. In addition, if you paid a contingent deferred sales charge (CDSC) on any reinstated amount, you will not be subject to a CDSC if you later redeem that amount. You must notify the transfer agent in writing at the time you reinstate that you are exercising your reinstatement privilege. You may exercise this privilege only once per year.

REDEMPTIONS BY THE AIM FUNDS

If your account has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the AIM Funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 or by utilizing the Automatic Investment Plan.
  If an AIM Fund determines that you have not provided a correct Social Security or other tax ID number on your account application, the AIM Fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one AIM Fund for those of another AIM Fund. Before requesting an exchange, review the prospectus of the AIM Fund you wish to acquire. Exchange privileges also apply to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

PERMITTED EXCHANGES

Except as otherwise stated below, you may exchange your shares for shares of the same class of another AIM Fund. You may exchange AIM Cash Reserve Shares of AIM Money Market Fund for Class A shares of another AIM Fund, or vice versa. You also may exchange AIM Cash Reserve Shares of AIM Money Market Fund for Class B shares or Class C shares of another AIM Fund, but only if the AIM Cash Reserve Shares were purchased directly and not acquired by exchange. You may be required to pay an initial sales charge when exchanging from a Fund with a lower initial sales charge than the one into which you are exchanging. If you exchange from Class A shares not subject to a CDSC into Class A shares subject to those charges, you will be charged a CDSC when you redeem the exchanged shares. The CDSC charged on redemption of those shares will be calculated starting on the date you acquired those shares through exchange.


YOU WILL NOT PAY A SALES CHARGE WHEN EXCHANGING:


(1) Class A shares with an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) for Class A shares of another AIM Fund or AIM Cash Reserve Shares of AIM Money Market Fund;

(2) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund for

    (a) one another;

    (b) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund; or

    (c) Class A shares of another AIM Fund, but only if

       (i)  you acquired the original shares before May 1, 1994; or

       (ii) you acquired the original shares on or after May 1, 1994 by way of an exchange from shares with higher sales charges;

(3) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for

    (a) one another;

    (b) Class A shares of an AIM Fund subject to an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), but only if you acquired the original shares

       (i) prior to May 1, 1994 by exchange from Class A shares subject to an initial sales charge;

MCF--10/00                            A-6

                                --------------
                                 THE AIM FUNDS
                                --------------

       (ii) on or after May 1, 1994 by exchange from Class A shares subject to an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund); or

    (c) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, but only if you acquired the original shares by exchange from Class A shares subject to an initial sales charge; or

(4) Class B shares for other Class B shares, and Class C shares for other Class C shares.

(5) AIM Cash Reserve Shares of AIM Money Market Fund for Class B shares and Class C shares.

EXCHANGES NOT PERMITTED

You may not exchange Class A shares subject to contingent deferred sales charges for Class A shares of AIM Limited Maturity Treasury Fund, AIM Tax-Free Intermediate Fund or AIM Tax-Exempt Cash Fund.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- You must meet the minimum purchase requirements for the AIM Fund into which you are exchanging;

- Shares of the AIM Fund you wish to acquire must be available for sale in your state of residence;

- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

- Shares must have been held for at least one day prior to the exchange;

- If you have physical share certificates, you must return them to the transfer agent prior to the exchange; and

- You are limited to a maximum of 10 exchanges per calendar year, because excessive short-term trading or market-timing activity can hurt fund performance. If you exceed that limit, or if an AIM Fund or the distributor determines, in its sole discretion, that your short-term trading is excessive or that you are engaging in market-timing activity, it may reject any additional exchange orders. An exchange is the movement out of (redemption) one AIM Fund and into (purchase) another AIM Fund.

TERMS OF EXCHANGE

Under unusual market conditions, an AIM Fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. There is no fee for exchanges. The exchange privilege is not an option or right to purchase shares. Any of the participating AIM Funds or the distributor may modify or discontinue this privilege at any time.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the AIM Funds from which and into which the exchange is to be made.

BY TELEPHONE

Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours of the customary trading session of the NYSE; however, you still will be allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.

BY INTERNET

You will be allowed to exchange by internet if (1) you do not hold physical share certificates; (2) you can provide proper identification information; and
(3) you have established the internet trading option.

EXCHANGING CLASS B AND CLASS C SHARES

If you make an exchange involving Class B or Class C shares, the amount of time you held the original shares will be added to the holding period of the Class B or Class C shares, respectively, into which you exchanged for the purpose of calculating contingent deferred sales charges (CDSC) if you later redeem the exchanged shares. If you redeem Class B shares acquired by exchange via a tender offer by AIM Floating Rate Fund, you will be credited with the time period you held the shares of AIM Floating Rate Fund for the purpose of computing the early withdrawal charge applicable to those shares.




-------------------------------------------------------------------------------
 EACH AIM FUND AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME TO:

 - REJECT OR CANCEL ANY PART OF ANY PURCHASE OR EXCHANGE ORDER;

 - MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY AIM FUND;

 - REJECT OR CANCEL ANY REQUEST TO ESTABLISH THE AUTOMATIC INVESTMENT PLAN AND SYSTEMATIC WITHDRAWAL PLAN OPTIONS ON THE SAME ACCOUNT; OR

 - WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS.
 ------------------------------------------------------------------------------

                                     A-7                             MCF--10/00

                                --------------
                                 THE AIM FUNDS
                                --------------

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each AIM Fund's shares is the fund's net asset value per share. The AIM Funds value portfolio securities for which market quotations are readily available at market value. The AIM Funds value short-term investments maturing within 60 days at amortized cost, which approximates market value. AIM Money Market Fund and AIM Tax-Exempt Cash Fund value all of their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund, AIM Tax-Exempt Bond Fund of Connecticut and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

  The AIM Funds value all other securities and assets at their fair value. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day. In addition, if, between the time trading ends on a particular security and the close of the customary trading session of the NYSE, events occur that materially affect the value of the security, the AIM Funds may value the security at its fair value as determined in good faith by or under the supervision of the Board of Directors or Trustees of the AIM Fund. The effect of using fair value pricing is that an AIM Fund's net asset value will be subject to the judgment of the Board of Directors or Trustees or its designee instead of being determined by the market. Because some of the AIM Funds may invest in securities that are primarily listed on foreign exchanges that trade on days when the AIM Funds do not price their shares, the value of those funds' assets may change on days when you will not be able to purchase or redeem fund shares.

  Each AIM Fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or any earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each day the NYSE is open for business.

TIMING OF ORDERS

You can purchase, exchange or redeem shares during the hours of the customary trading session of the NYSE. The AIM Funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good form. An AIM Fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets. Different tax rates may apply to ordinary income and long-term capital gain distributions, regardless of how long you have held your shares. Every year, you will be sent information showing the amount of dividends and distributions you received from each AIM Fund during the prior year.

  Any long-term or short-term capital gains realized from redemptions of AIM Fund shares will be subject to federal income tax. Exchanges of shares for shares of another AIM Fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

  INVESTORS IN TAX-EXEMPT FUNDS SHOULD READ THE INFORMATION UNDER THE HEADING "OTHER INFORMATION -- SPECIAL TAX INFORMATION REGARDING THE FUND" IN THEIR PROSPECTUS.

  The foreign, state and local tax consequences of investing in AIM Fund shares may differ materially from the federal income tax consequences described above. You should consult your tax advisor before investing.

MCF--10/00                            A-8

                         ------------------------------
                         AIM LARGE CAP BASIC VALUE FUND
                         ------------------------------

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

  If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us

---------------------------------------------------------

BY MAIL:                     A I M Fund Services, Inc.
                             P.O. Box 4739
                             Houston, TX 77210-4739

BY TELEPHONE:                (800) 347-4246

ON THE INTERNET:             You can send us a
                             request by e-mail or
                             download prospectuses,
                             annual or semiannual
                             reports via our website:
                             http://www.aimfunds.com

---------------------------------------------------------

You also can review and obtain copies of the fund's SAI, reports and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

-----------------------------------
 AIM Large Cap Basic Value Fund
 SEC 1940 Act file number: 811-1424
-----------------------------------

[AIM LOGO APPEARS HERE]   www.aimfunds.com   LCBV-PRO-1   INVEST WITH DISCIPLINE
--Registered Trademark--                                --Registered Trademark--

      AIM LARGE CAP GROWTH FUND

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

      AIM Large Cap Growth Fund seeks to provide long-term growth of capital.

                                                 AIM--Registered Trademark--
       PROSPECTUS
       MARCH 1, 2001

                                     This prospectus contains important
                                     information about the Class A, B and C
                                     shares of the fund. Please read it
                                     before investing and keep it for
                                     future reference.

                                     As with all other mutual fund
                                     securities, the Securities and
                                     Exchange Commission has not approved
                                     or disapproved these securities or
                                     determined whether the information
                                     in this prospectus is adequate or
                                     accurate. Anyone who tells you
                                     otherwise is committing a crime.

                                     An investment in the fund:
                                        - is not FDIC insured;
                                        - may lose value; and
                                        - is not guaranteed by a bank.

[AIM LOGO APPEARS HERE]                                   INVEST WITH DISCIPLINE
--Registered Trademark--                                --Registered Trademark--

                           -------------------------
                           AIM LARGE CAP GROWTH FUND
                           -------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND STRATEGIES          1
- - - - - - - - - - - - - - - - - - - - - - - -

PRINCIPAL RISKS OF INVESTING IN THE FUND     1
- - - - - - - - - - - - - - - - - - - - - - - -

PERFORMANCE INFORMATION                      2
- - - - - - - - - - - - - - - - - - - - - - - -

Annual Total Return                          2

Performance Table                            2

FEE TABLE AND EXPENSE EXAMPLE                3
- - - - - - - - - - - - - - - - - - - - - - - -

Fee Table                                    3

Expense Example                              3

FUND MANAGEMENT                              4
- - - - - - - - - - - - - - - - - - - - - - - -

The Advisor                                  4

Advisor Compensation                         4

Portfolio Managers                           4

OTHER INFORMATION                            4
- - - - - - - - - - - - - - - - - - - - - - - -

Sales Charges                                4

Dividends and Distributions                  4

FINANCIAL HIGHLIGHTS                         5
- - - - - - - - - - - - - - - - - - - - - - - -

SHAREHOLDER INFORMATION                    A-1
- - - - - - - - - - - - - - - - - - - - - - - -

Choosing a Share Class                     A-1

Purchasing Shares                          A-3

Redeeming Shares                           A-4

Exchanging Shares                          A-6

Pricing of Shares                          A-8

Taxes                                      A-8

OBTAINING ADDITIONAL INFORMATION    Back Cover
- - - - - - - - - - - - - - - - - - - - - - - -

The AIM Family of Funds, The AIM Family of Funds and Design (i.e., the AIM logo), AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investor, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA and Invest with DISCIPLINE are registered service marks and AIM Bank Connection and AIM Internet Connect are service marks of A I M Management Group Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                           -------------------------
                           AIM LARGE CAP GROWTH FUND
                           -------------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is long-term growth of capital. The investment objective of the fund may be changed by the Board of Trustees without shareholder approval.

  The fund seeks to meet its objective by investing in large-capitalization company securities. These securities may include common stocks, convertible bonds, convertible preferred stocks and warrants of companies with market capitalizations that are within the top 50% of stocks in the Russell 1000--Registered Trademark-- Index at the time of purchase. Under normal conditions, the top 10 holdings may comprise at least a third of the portfolio's net assets. The fund may also invest up to 25% of its total assets in foreign securities. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

  The portfolio managers purchase securities of a limited number of large-cap companies that they believe have the potential for above-average growth in revenues and earnings. The portfolio managers consider whether to sell a particular security when they believe the security no longer has that potential.

  In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, the fund may temporarily hold all or a portion of its assets in cash, money market instruments, shares of affiliated money market funds, bonds or other debt securities. As a result, the fund may not achieve its investment objective.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

  The values of the convertible securities in which the fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the fund. Also, since a large percentage of the fund's assets will be invested in a limited number of securities, any change in value of those securities could significantly affect the value of your investment in the fund.

  Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

  The fund may participate in the initial public offering (IPO) market. Because of the fund's small asset base, any investment the fund may make in IPOs may significantly increase the fund's total returns. As the fund's assets grow, the impact of IPO investments will decline, which may reduce the fund's total return.

  An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                           -------------------------
                           AIM LARGE CAP GROWTH FUND
                           -------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance is not necessarily an indication of its future performance. Total return information in the bar chart and table below has been affected by special market factors, including the fund's investments in initial public offerings (IPOs), which had a magnified impact on the fund due to its small asset base. There is no guarantee that, as the fund's assets grow, it will continue to experience substantially similar performance.

ANNUAL TOTAL RETURN
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
The following bar chart shows the performance of the fund's Class A shares. The bar chart does not reflect sales loads. If it did, the annual total return shown would be lower.


                                    [GRAPH]

                                          Annual
Year Ended                                Total
December 31                               Return
-----------                               ------
2000                                       8.52%

  During the periods shown in the bar chart, the highest quarterly return was 26.64% (quarter ended March 31, 2000) and the lowest quarterly return was -23.00% (quarter ended December 31, 2000).

PERFORMANCE TABLE

The following performance table compares the fund's performance to that of a broad-based securities market index. The fund's performance reflects payment of sales loads.

AVERAGE ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(for the periods ended                                                        SINCE     INCEPTION
December 31, 2000)                                           1 YEAR         INCEPTION     DATE
---------------------------------------------------------------------------------------------------
Class A                                                       2.52%           21.52%    03/01/99
Class B                                                       2.76            16.66     04/05/99
Class C                                                       6.76            18.75     04/05/99
Russell 1000--Registered Trademark-- Index(1)                (7.79)            5.95(2)  02/28/99(2)
---------------------------------------------------------------------------------------------------

(1) The Russell 1000--Registered Trademark-- Index is a widely recognized, unmanaged index of common stocks that measures the performance of the 1,000 largest companies in the Russell 3000--Registered Trademark-- Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

(2) The average annual total return given is since the date closest to the inception date of the class with the longest performance history.

                           -------------------------
                           AIM LARGE CAP GROWTH FUND
                           -------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund:

SHAREHOLDER FEES
- - - - - - - - - - - - - - - - - - - - - - - - - - - -
(fees paid directly from
your investment)            CLASS A   CLASS B   CLASS C
-------------------------------------------------------
Maximum Sales Charge (Load)

Imposed on Purchases
(as a percentage of
offering price)               5.50%     None     None

Maximum Deferred
Sales Charge (Load)
(as a percentage of
original purchase
price or redemption
proceeds, whichever is less)  None(1)   5.00%    1.00%
-------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
- - - - - - - - - - - - - - - - - - - - - - - - - - - -
(expenses that are deducted
from fund assets)       CLASS A   CLASS B   CLASS C
-------------------------------------------------------
Management Fees          0.75%     0.75%     0.75%

Distribution and/or

Service (12b-1) Fees     0.35      1.00      1.00

Other Expenses           0.48      0.49      0.49

Total Annual Fund
Operating Expenses       1.58      2.24      2.24
-------------------------------------------------------

(1) If you buy $1,000,000 or more of Class A shares and redeem these shares within 18 months from the date of purchase, you may pay a 1% contingent deferred sales charge (CDSC) at the time of redemption.

You may also be charged a transaction or other fee by the financial institution managing your account.

  As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.

  The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

         1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------
Class A   $702    $1,021    $1,363     $2,325
Class B    727     1,000     1,400      2,409
Class C    327       700     1,200      2,575
----------------------------------------------

You would pay the following expenses if you did not redeem your shares:

         1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------
Class A   $702    $1,021    $1,363     $2,325
Class B    227       700     1,200      2,409
Class C    227       700     1,200      2,575
----------------------------------------------


                           -------------------------
                           AIM LARGE CAP GROWTH FUND
                           -------------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISOR

A I M Advisors, Inc. (the advisor) serves as the fund's investment advisor and is responsible for its day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the fund's operations and provides investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.

  The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 130 investment portfolios, including the fund, encompassing a broad range of investment objectives.

ADVISOR COMPENSATION

During the fiscal year ended October 31, 2000, the advisor received compensation of 0.75% of average daily net assets.

PORTFOLIO MANAGERS

The advisor uses a team approach to investment management. The individual members of the team who are primarily responsible for the day-to-day management of the fund's portfolio are

- Monika H. Degan, Senior Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1995.

- Geoffrey V. Keeling, Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1995.

- Jonathan C. Schoolar, Senior Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1986.

- Robert L. Shoss, Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1995.

OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES

Purchases of Class A shares of AIM Large Cap Growth Fund are subject to the maximum 5.50% initial sales charge as listed under the heading "CATEGORY I Initial Sales Charges" in the "Shareholder Information--Choosing a Share Class" section of this prospectus. Purchases of Class B and Class C shares are subject to the contingent deferred sales charges listed in that section.

DIVIDENDS AND DISTRIBUTIONS

The fund expects that its distributions, if any, will consist primarily of capital gains.

DIVIDENDS

The fund generally declares and pays dividends, if any, annually.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains, if any, annually.

                           -------------------------
                           AIM LARGE CAP GROWTH FUND
                           -------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

  This information has been audited by KPMG LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request. The Board of Trustees of the fund has selected new independent auditors for the fund's current fiscal year. For more information regarding the change in independent auditors, see the Statement of Additional Information.

  Total return information in this table has been affected by special market factors, including the fund's investments in initial public offerings (IPOs), which have had a magnified impact on the fund due to its small asset base. There is no guarantee that, as the fund's assets grow, it will continue to experience substantially similar performance.

                                                                          CLASS A
                                                              -------------------------------
                                                                              MARCH 1, 1999
                                                                             (DATE OPERATIONS
                                                              YEAR ENDED      COMMENCED) TO
                                                              OCTOBER 31,      OCTOBER 31,
                                                                 2000              1999
                                                              -----------    ----------------
Net asset value, beginning of period                           $  11.29           $10.00
---------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.15)(a)        (0.04)
---------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)           6.60             1.33
=============================================================================================
    Total from investment operations                               6.45             1.29
=============================================================================================
Net asset value, end of period                                 $  17.74           $11.29
_____________________________________________________________________________________________
=============================================================================================
Total return(b)                                                   57.13%           13.70%
_____________________________________________________________________________________________
=============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $225,255           $7,785
_____________________________________________________________________________________________
=============================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                 1.58%(c)         1.53%(d)
---------------------------------------------------------------------------------------------
  Without fee waivers                                              1.58%(c)         3.63%(d)
=============================================================================================
Ratio of net investment income (loss) to average net assets       (0.82)%(c)       (0.59)%(d)
_____________________________________________________________________________________________
=============================================================================================
Portfolio turnover rate                                             113%              21%
_____________________________________________________________________________________________
=============================================================================================

(a) Calculated using average shares outstanding.
(b) Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are based on average daily net assets of $65,543,904.
(d) Annualized.

                           -------------------------
                           AIM LARGE CAP GROWTH FUND
                           -------------------------

FINANCIAL HIGHLIGHTS (continued)
--------------------------------------------------------------------------------

                                                                        CLASS B
                                                              ----------------------------
                                                                             APRIL 5, 1999
                                                                              (DATE SALES
                                                              YEAR ENDED     COMMENCED) TO
                                                              OCTOBER 31,     OCTOBER 31,
                                                                 2000            1999
                                                              -----------    -------------
Net asset value, beginning of period                           $  11.25         $11.02
------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.27)(a)      (0.08)(a)
------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)           6.56           0.31
==========================================================================================
    Total from investment operations                               6.29           0.23
==========================================================================================
Net asset value, end of period                                 $  17.54         $11.25
__________________________________________________________________________________________
==========================================================================================
Total return(b)                                                   55.91%          2.09%
__________________________________________________________________________________________
==========================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $210,224         $5,183
__________________________________________________________________________________________
==========================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                 2.24%(c)       2.23%(d)
------------------------------------------------------------------------------------------
  Without fee waivers                                              2.24%(c)       4.33%(d)
==========================================================================================
Ratio of net investment income (loss) to average net assets      (1.48)%(c)     (1.29)%(d)
__________________________________________________________________________________________
==========================================================================================
Portfolio turnover rate                                             113%            21%
__________________________________________________________________________________________
==========================================================================================

(a) Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are based on average daily net assets of $55,216,289.
(d) Annualized.

                                                                        CLASS C
                                                              ----------------------------
                                                                             APRIL 5, 1999
                                                                              (DATE SALES
                                                              YEAR ENDED     COMMENCED) TO
                                                              OCTOBER 31,     OCTOBER 31,
                                                                 2000            1999
                                                              -----------    -------------
Net asset value, beginning of period                            $ 11.25         $11.02
------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.27)(a)      (0.08)(a)
------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)           6.57           0.31
==========================================================================================
    Total from investment operations                               6.30           0.23
==========================================================================================
Net asset value, end of period                                  $ 17.55         $11.25
__________________________________________________________________________________________
==========================================================================================
Total return(b)                                                   56.00%          2.09%
__________________________________________________________________________________________
==========================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $79,392         $  901
__________________________________________________________________________________________
==========================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                 2.24%(c)       2.23%(d)
------------------------------------------------------------------------------------------
  Without fee waivers                                              2.24%(c)       4.33%(d)
==========================================================================================
Ratio of net investment income (loss) to average net assets      (1.48)%(c)     (1.29)%(d)
__________________________________________________________________________________________
==========================================================================================
Portfolio turnover rate                                             113%            21%
__________________________________________________________________________________________
==========================================================================================

(a) Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are based on average daily net assets of $21,151,120.
(d) Annualized.

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

In addition to the fund, A I M Advisors, Inc. serves as investment advisor to many other mutual funds (the AIM Funds). The following information is about all the AIM Funds.

CHOOSING A SHARE CLASS

Many of the AIM Funds have multiple classes of shares, each class representing an interest in the same portfolio of investments. When choosing a share class, you should consider the factors below:

CLASS A                              CLASS B                              CLASS C
---------------------------------------------------------------------------------------------------------
- Initial sales charge               - No initial sales charge            - No initial sales charge
- Reduced or waived initial sales    - Contingent deferred sales          - Contingent deferred sales
  charge for certain purchases         charge on redemptions within         charge on redemptions within
                                       six years                            one year

- Lower distribution and service     - 12b-1 fee of 1.00%                 - 12b-1 fee of 1.00%
  (12b-1) fee than Class B or
  Class C shares (See "Fee Table
  and Expense Example")

                                     - Converts to Class A shares         - Does not convert to Class A
                                       at the end of the month              shares
                                       which is eight years after
                                       the date on which shares
                                       were purchased along with a
                                       pro rata portion of its
                                       reinvested dividends and
                                       distributions(1)

- Generally more appropriate for     - Purchase orders limited to         - Generally more appropriate
  long-term investors                  amounts less than $250,000           for short-term investors

      (1) AIM Money Market Fund: Class B shares convert to AIM Cash Reserve Shares.

          AIM Global Trends Fund: If you held Class B shares on May 29, 1998 and continue to hold them, those shares will convert to Class A shares of that fund at the end of the month which is seven years after the date on which shares were purchased. If you exchange those shares for Class B shares of another AIM Fund, the shares into which you exchanged will not convert to Class A shares until the end of the month which is eight years after the date on which you purchased your original shares.
          ----------------------------------------------------------------------

DISTRIBUTION AND SERVICE (12B-1) FEES

Each AIM Fund (except AIM Tax-Free Intermediate Fund) has adopted 12b-1 plans that allow the AIM Fund to pay distribution fees to A I M Distributors, Inc. (the distributor) for the sale and distribution of its shares and fees for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the AIM Fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES

Generally, you will not pay a sales charge on purchases or redemptions of Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund. You may be charged a contingent deferred sales charge if you redeem AIM Cash Reserve Shares of AIM Money Market Fund acquired through certain exchanges. Sales charges on all other AIM Funds and classes of those Funds are detailed below. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

INITIAL SALES CHARGES

The AIM Funds are grouped into three categories with respect to initial sales charges. The "Other Information" section of your prospectus will tell you in what category your particular AIM Fund is classified.

CATEGORY I INITIAL SALES CHARGES
------------------------------------------------------------
                                          INVESTOR'S
                                         SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
             Less than $   25,000      5.50%          5.82%
$ 25,000 but less than $   50,000      5.25           5.54
$ 50,000 but less than $  100,000      4.75           4.99
$100,000 but less than $  250,000      3.75           3.90
$250,000 but less than $  500,000      3.00           3.09
$500,000 but less than $1,000,000      2.00           2.04
-------------------------------------------------------------


                                      A-1                            MCF--10/00

                                 -------------
                                 THE AIM FUNDS
                                 -------------

CATEGORY II INITIAL SALES CHARGES
------------------------------------------------------------
                                           INVESTOR'S
                                          SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
             Less than $   50,000      4.75%          4.99%
$ 50,000 but less than $  100,000      4.00           4.17
$100,000 but less than $  250,000      3.75           3.90
$250,000 but less than $  500,000      2.50           2.56
$500,000 but less than $1,000,000      2.00           2.04
-------------------------------------------------------------

CATEGORY III INITIAL SALES CHARGES
-------------------------------------------------------------
                                          INVESTOR'S
                                         SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
             Less than $  100,000      1.00%          1.01%
$100,000 but less than $  250,000      0.75           0.76
$250,000 but less than $1,000,000      0.50           0.50
-------------------------------------------------------------

CONTINGENT DEFERRED SALES CHARGES FOR CLASS A SHARES

You can purchase $1,000,000 or more of Class A shares at net asset value. However, if you purchase shares of that amount in Categories I or II, they will be subject to a contingent deferred sales charge (CDSC) of 1% if you redeem them prior to 18 months after the date of purchase. The distributor may pay a dealer concession and/or a service fee for purchases of $1,000,000 or more.

CONTINGENT DEFERRED SALES CHARGES FOR
CLASS B AND CLASS C SHARES

You can purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages:

     YEAR SINCE
    PURCHASE MADE          CLASS B            CLASS C
----------------------------------------------------------
First                         5%                1%
Second                        4                None
Third                         3                None
Fourth                        3                None
Fifth                         2                None
Sixth                         1                None
Seventh and following       None               None
----------------------------------------------------------

COMPUTING A CDSC

The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, we will assume that you have redeemed shares on which there is no CDSC first and, then, shares in the order of purchase.

REDUCED SALES CHARGES
AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial consultant must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment.

REDUCED SALES CHARGES

You may be eligible to buy Class A shares at reduced initial sales charge rates under Rights of Accumulation or Letters of Intent under certain circumstances.

Rights of Accumulation

You may combine your new purchases of Class A shares with Class A shares currently owned for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all Class A shares you own.

Letters of Intent

Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of AIM Funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

INITIAL SALES CHARGE EXCEPTIONS

You will not pay initial sales charges

- on shares purchased by reinvesting dividends and distributions;

- when exchanging shares among certain AIM Funds;

- when using the reinstatement privilege; and

- when a merger, consolidation, or acquisition of assets of an AIM Fund occurs.

CONTINGENT DEFERRED SALES CHARGE (CDSC) EXCEPTIONS

You will not pay a CDSC

- if you redeem Class B shares you held for more than six years;

- if you redeem Class C shares you held for more than one year;

- if you redeem shares acquired through reinvestment of dividends and distributions; and

- on increases in the net asset value of your shares.

There may be other situations when you may be able to purchase or redeem shares at reduced or without sales charges. Consult the fund's Statement of Additional Information for details.

MCF--10/00                            A-2

                                --------------
                                 THE AIM FUNDS
                                --------------

PURCHASING SHARES

MINIMUM INVESTMENTS PER AIM FUND ACCOUNT

The minimum investments for AIM Fund accounts (except for investments in AIM Large Cap Opportunities Fund, AIM Mid Cap Opportunities Fund and AIM Small Cap Opportunities Fund) are as follows:

                                                                  INITIAL                      ADDITIONAL
TYPE OF ACCOUNT                                                 INVESTMENTS                    INVESTMENTS
-----------------------------------------------------------------------------------------------------------
Savings Plans (money-purchase/profit sharing     $  0 ($25 per AIM Fund investment for               $25
plans, 401(k) plans, Simplified Employee Pension      salary deferrals from Savings Plans)
(SEP) accounts, Salary Reduction (SARSEP)
accounts, Savings Incentive Match Plans for
Employee IRA (Simple IRA) accounts, 403(b) or
457 plans)
Automatic Investment Plans                         50                                                 50
IRA, Education IRA or Roth IRA                    250                                                 50
All other accounts                                500                                                 50
----------------------------------------------------------------------------------------------------------

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below.

PURCHASE OPTIONS
---------------------------------------------------------------------------------------------------------

                                OPENING AN ACCOUNT                     ADDING TO AN ACCOUNT
---------------------------------------------------------------------------------------------------------
Through a Financial Consultant  Contact your financial consultant.     Same

By Mail                         Mail completed account application     Mail your check and the remittance
                                and purchase payment to the            slip from your confirmation
                                transfer agent,                        statement to the transfer agent.
                                A I M Fund Services, Inc.,
                                P.O. Box 4739,
                                Houston, TX 77210-4739.

By Wire                         Mail completed account application     Call the transfer agent to receive
                                to the transfer agent. Call the        a reference number. Then, use the
                                transfer agent at (800) 959-4246 to    wire instructions at left.
                                receive a reference number. Then,
                                use the following wire
                                instructions:
                                Beneficiary Bank ABA/Routing #:
                                113000609
                                Beneficiary Account Number:
                                00100366807
                                Beneficiary Account Name: A I M
                                Fund Services, Inc.
                                RFB: Fund Name, Reference #
                                OBI: Your Name, Account #

By AIM Bank Connection(SM)      Open your account using one of the     Mail completed AIM Bank Connection
                                methods described above.               form to the transfer agent. Once
                                                                       the transfer agent has received the
                                                                       form, call the transfer agent to
                                                                       place your purchase order.

By AIM Internet Connect(SM)     Open your account using one of the     Select the AIM Internet Connect
                                methods described above.               option on your completed account
                                                                       application or complete an AIM
                                                                       Internet Connect Authorization
                                                                       Form. Mail the application or form
                                                                       to the transfer agent. Once your
                                                                       request for this option has been
                                                                       processed (which may take up to 10
                                                                       days), you may place your purchase
                                                                       order at www.aimfunds.com. The
                                                                       maximum purchase amount per
                                                                       transaction is $100,000. You may
                                                                       not purchase shares in AIM
                                                                       prototype retirement accounts on
                                                                       the internet.
----------------------------------------------------------------------------------------------------------

                                      A-3                            MCF--10/00

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SPECIAL PLANS

AUTOMATIC INVESTMENT PLAN

You can arrange for periodic investments in any of the AIM Funds by authorizing the AIM Fund to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $50. You may stop the Automatic Investment Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal.

DOLLAR COST AVERAGING

Dollar Cost Averaging allows you to make automatic monthly or quarterly exchanges, if permitted, from one AIM Fund account to one or more other AIM Fund accounts with the identical registration. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the 10th or 25th day of the month, whichever you specify, in the amount you specify. The minimum amount you can exchange to another AIM Fund is $50.

AUTOMATIC DIVIDEND INVESTMENT

All of your dividends and distributions may be paid in cash or invested in any AIM Fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same AIM Fund. You may invest your dividends and distributions (1) into another AIM Fund in the same class of shares; or (2) from Class A shares into AIM Cash Reserve Shares of AIM Money Market Fund, or vice versa.

  You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another AIM Fund:

(1) Your account balance (a) in the AIM Fund paying the dividend must be at least $5,000; or (b) in the AIM Fund receiving the dividend must be at least $500;

(2) Both accounts must have identical registration information; and

(3) You must have completed an authorization form to reinvest dividends into another AIM Fund.

PORTFOLIO REBALANCING PROGRAM

If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your AIM Fund holdings should be rebalanced, on a percentage basis, between two and ten of your AIM Funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your AIM Funds for shares of the same class of one or more other AIM Funds in your portfolio. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend or terminate the Program at any time on 60 days' prior written notice.

RETIREMENT PLANS

Shares of most of the AIM Funds can be purchased through tax-sheltered retirement plans made available to corporations, individuals and employees of non-profit organizations and public schools. A plan document must be adopted to establish a retirement plan. You may use AIM Funds-sponsored retirement plans, which include IRAs, Education IRAs, Roth IRAs, 403(b) plans, 401(k) plans, SIMPLE IRA plans, SEP/SARSEP plans and Money Purchase/Profit Sharing plans, or another sponsor's retirement plan. The plan custodian of the AIM Funds-sponsored retirement plan assesses an annual maintenance fee of $10. Contact your financial consultant for details.

REDEEMING SHARES

REDEMPTION FEES

Generally, we will not charge you any fees to redeem your shares. Your broker or financial consultant may charge service fees for handling redemption transactions. Your shares also may be subject to a contingent deferred sales charge (CDSC).

REDEMPTION OF AIM CASH RESERVE SHARES OF
AIM MONEY MARKET FUND ACQUIRED BY EXCHANGE

If you redeem AIM Cash Reserve Shares acquired by exchange from Class A shares subject to a CDSC within 18 months of the purchase of the Class A shares, you will be charged a CDSC.

REDEMPTION OF CLASS B SHARES OR CLASS C
SHARES ACQUIRED BY EXCHANGE FROM AIM CASH
RESERVE SHARES OF AIM MONEY MARKET FUND

We will begin the holding period for purposes of calculating the CDSC on Class B shares or Class C shares acquired by exchange from AIM Cash Reserve Shares of AIM Money Market Fund at the time of the exchange into Class B shares or Class C shares.

REDEMPTION OF CLASS B SHARES ACQUIRED BY
EXCHANGE FROM AIM FLOATING RATE FUND

If you redeem Class B shares you acquired by exchange via a tender offer by AIM Floating Rate Fund, the early withdrawal charge applicable to shares of AIM Floating Rate Fund will be applied instead of the CDSC normally applicable to Class B shares.

MCF--10/00                            A-4

                                 -------------
                                 THE AIM FUNDS
                                 -------------

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial     Contact your financial consultant.
Consultant

By Mail                 Send a written request to the transfer agent. Requests must include (1) original signatures of all registered owners;
                        (2) the name of the AIM Fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an
                        executed stock power; and (4) signature guarantees, if
                        necessary (see below). The transfer agent may require that you provide additional information, such as corporate
                        resolutions or powers of attorney, if applicable. If you are redeeming from an IRA account, you must include a statement of whether or not you are at least 59 1/2 years old and
                        whether you wish to have federal income tax withheld from
                        your proceeds. The transfer agent may require certain other information before you can redeem from an employer-sponsored retirement plan. Contact your employer for details.

By Telephone            Call the transfer agent. You will be allowed to redeem by
                        telephone if (1) the proceeds are to be mailed to the
                        address on record (if there has been no change communicated to us within the last 30 days) or transferred electronically to a pre-authorized checking account; (2) you do not hold
                        physical share certificates; (3) you can provide proper
                        identification information; (4) the proceeds of the
                        redemption do not exceed $50,000; and (5) you have not
                        previously declined the telephone redemption privilege.
                        Certain accounts, including retirement accounts and 403(b)
                        plans, may not be redeemed by telephone. The transfer agent must receive your call during the hours of the customary
                        trading session of the New York Stock Exchange (NYSE) in
                        order to effect the redemption at that day's closing price.

By AIM Internet
Connect                 Place your redemption request at www.aimfunds.com. You will be allowed to redeem by internet if (1) you do not hold
                        physical share certificates; (2) you can provide proper
                        identification information; (3) the proceeds of the
                        redemption do not exceed $50,000; and (4) you have
                        established the internet trading option. AIM prototype
                        retirement accounts may not be redeemed on the internet.
                        The transfer agent must confirm your transaction during the hours of the customary trading session of the NYSE in order to effect the redemption at that day's closing price.

-------------------------------------------------------------------------------

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared.

REDEMPTION BY MAIL

If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds to the address on record with us. If your request is not in good order, you may have to provide us with additional documentation in order to redeem your shares.

REDEMPTION BY TELEPHONE

If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine and are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTION BY INTERNET

If you redeem by internet, we will transmit your redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by internet are genuine and are not liable for internet instructions that are reasonably believed to be genuine.

PAYMENT FOR SYSTEMATIC WITHDRAWALS

You may arrange for regular monthly or quarterly withdrawals from your account of at least $50. You also may make annual withdrawals if you own Class A shares. We will redeem enough shares from your account to cover the amount withdrawn. You must have an account balance of at least $5,000 to establish a Systematic Withdrawal Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

EXPEDITED REDEMPTIONS

(AIM Cash Reserve Shares of AIM Money Market Fund only)

If we receive your redemption order before 11:30 a.m. Eastern Time, we will try to transmit payment of redemption proceeds on that same day. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we generally will transmit payment on the next business day.

                                      A-5                            MCF--10/00

                                --------------
                                 THE AIM FUNDS
                                --------------

REDEMPTIONS BY CHECK

(Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund only)

You may redeem shares of these AIM Funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts.

SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and

(1) the amount is greater than $50,000;

(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution.

REINSTATEMENT PRIVILEGE (Class A shares only)

You may, within 90 days after you sell Class A shares (except Class A shares of AIM Tax-Exempt Cash Fund), reinvest all or part of your redemption proceeds in Class A shares of any AIM Fund at net asset value in an identically registered account. If you sold Class A shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund, you will incur an initial sales charge reflecting the difference between the initial sales charges on those Funds and the ones in which you will be investing. In addition, if you paid a contingent deferred sales charge (CDSC) on any reinstated amount, you will not be subject to a CDSC if you later redeem that amount. You must notify the transfer agent in writing at the time you reinstate that you are exercising your reinstatement privilege. You may exercise this privilege only once per year.

REDEMPTIONS BY THE AIM FUNDS

If your account has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the AIM Funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 or by utilizing the Automatic Investment Plan.
  If an AIM Fund determines that you have not provided a correct Social Security or other tax ID number on your account application, the AIM Fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one AIM Fund for those of another AIM Fund. Before requesting an exchange, review the prospectus of the AIM Fund you wish to acquire. Exchange privileges also apply to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

PERMITTED EXCHANGES

Except as otherwise stated below, you may exchange your shares for shares of the same class of another AIM Fund. You may exchange AIM Cash Reserve Shares of AIM Money Market Fund for Class A shares of another AIM Fund, or vice versa. You also may exchange AIM Cash Reserve Shares of AIM Money Market Fund for Class B shares or Class C shares of another AIM Fund, but only if the AIM Cash Reserve Shares were purchased directly and not acquired by exchange. You may be required to pay an initial sales charge when exchanging from a Fund with a lower initial sales charge than the one into which you are exchanging. If you exchange from Class A shares not subject to a CDSC into Class A shares subject to those charges, you will be charged a CDSC when you redeem the exchanged shares. The CDSC charged on redemption of those shares will be calculated starting on the date you acquired those shares through exchange.


YOU WILL NOT PAY A SALES CHARGE WHEN EXCHANGING:


(1) Class A shares with an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) for Class A shares of another AIM Fund or AIM Cash Reserve Shares of AIM Money Market Fund;

(2) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund for

    (a) one another;

    (b) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund; or

    (c) Class A shares of another AIM Fund, but only if

       (i)  you acquired the original shares before May 1, 1994; or

       (ii) you acquired the original shares on or after May 1, 1994 by way of an exchange from shares with higher sales charges;

(3) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for

    (a) one another;

    (b) Class A shares of an AIM Fund subject to an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), but only if you acquired the original shares

       (i) prior to May 1, 1994 by exchange from Class A shares subject to an initial sales charge;

MCF--10/00                            A-6

                                --------------
                                 THE AIM FUNDS
                                --------------

       (ii) on or after May 1, 1994 by exchange from Class A shares subject to an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund); or

    (c) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, but only if you acquired the original shares by exchange from Class A shares subject to an initial sales charge; or

(4) Class B shares for other Class B shares, and Class C shares for other Class C shares.

(5) AIM Cash Reserve Shares of AIM Money Market Fund for Class B shares and Class C shares.

EXCHANGES NOT PERMITTED

You may not exchange Class A shares subject to contingent deferred sales charges for Class A shares of AIM Limited Maturity Treasury Fund, AIM Tax-Free Intermediate Fund or AIM Tax-Exempt Cash Fund.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- You must meet the minimum purchase requirements for the AIM Fund into which you are exchanging;

- Shares of the AIM Fund you wish to acquire must be available for sale in your state of residence;

- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

- Shares must have been held for at least one day prior to the exchange;

- If you have physical share certificates, you must return them to the transfer agent prior to the exchange; and

- You are limited to a maximum of 10 exchanges per calendar year, because excessive short-term trading or market-timing activity can hurt fund performance. If you exceed that limit, or if an AIM Fund or the distributor determines, in its sole discretion, that your short-term trading is excessive or that you are engaging in market-timing activity, it may reject any additional exchange orders. An exchange is the movement out of (redemption) one AIM Fund and into (purchase) another AIM Fund.

TERMS OF EXCHANGE

Under unusual market conditions, an AIM Fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. There is no fee for exchanges. The exchange privilege is not an option or right to purchase shares. Any of the participating AIM Funds or the distributor may modify or discontinue this privilege at any time.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the AIM Funds from which and into which the exchange is to be made.

BY TELEPHONE

Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours of the customary trading session of the NYSE; however, you still will be allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.

BY INTERNET

You will be allowed to exchange by internet if (1) you do not hold physical share certificates; (2) you can provide proper identification information; and
(3) you have established the internet trading option.

EXCHANGING CLASS B AND CLASS C SHARES

If you make an exchange involving Class B or Class C shares, the amount of time you held the original shares will be added to the holding period of the Class B or Class C shares, respectively, into which you exchanged for the purpose of calculating contingent deferred sales charges (CDSC) if you later redeem the exchanged shares. If you redeem Class B shares acquired by exchange via a tender offer by AIM Floating Rate Fund, you will be credited with the time period you held the shares of AIM Floating Rate Fund for the purpose of computing the early withdrawal charge applicable to those shares.




-------------------------------------------------------------------------------
 EACH AIM FUND AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME TO:

 - REJECT OR CANCEL ANY PART OF ANY PURCHASE OR EXCHANGE ORDER;

 - MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY AIM FUND;

 - REJECT OR CANCEL ANY REQUEST TO ESTABLISH THE AUTOMATIC INVESTMENT PLAN AND SYSTEMATIC WITHDRAWAL PLAN OPTIONS ON THE SAME ACCOUNT; OR

 - WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS.
 ------------------------------------------------------------------------------

                                     A-7                             MCF--10/00

                                --------------
                                 THE AIM FUNDS
                                --------------

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each AIM Fund's shares is the fund's net asset value per share. The AIM Funds value portfolio securities for which market quotations are readily available at market value. The AIM Funds value short-term investments maturing within 60 days at amortized cost, which approximates market value. AIM Money Market Fund and AIM Tax-Exempt Cash Fund value all of their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund, AIM Tax-Exempt Bond Fund of Connecticut and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

  The AIM Funds value all other securities and assets at their fair value. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day. In addition, if, between the time trading ends on a particular security and the close of the customary trading session of the NYSE, events occur that materially affect the value of the security, the AIM Funds may value the security at its fair value as determined in good faith by or under the supervision of the Board of Directors or Trustees of the AIM Fund. The effect of using fair value pricing is that an AIM Fund's net asset value will be subject to the judgment of the Board of Directors or Trustees or its designee instead of being determined by the market. Because some of the AIM Funds may invest in securities that are primarily listed on foreign exchanges that trade on days when the AIM Funds do not price their shares, the value of those funds' assets may change on days when you will not be able to purchase or redeem fund shares.

  Each AIM Fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or any earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each day the NYSE is open for business.

TIMING OF ORDERS

You can purchase, exchange or redeem shares during the hours of the customary trading session of the NYSE. The AIM Funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good form. An AIM Fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets. Different tax rates may apply to ordinary income and long-term capital gain distributions, regardless of how long you have held your shares. Every year, you will be sent information showing the amount of dividends and distributions you received from each AIM Fund during the prior year.

  Any long-term or short-term capital gains realized from redemptions of AIM Fund shares will be subject to federal income tax. Exchanges of shares for shares of another AIM Fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

  INVESTORS IN TAX-EXEMPT FUNDS SHOULD READ THE INFORMATION UNDER THE HEADING "OTHER INFORMATION -- SPECIAL TAX INFORMATION REGARDING THE FUND" IN THEIR PROSPECTUS.

  The foreign, state and local tax consequences of investing in AIM Fund shares may differ materially from the federal income tax consequences described above. You should consult your tax advisor before investing.

MCF--10/00                            A-8

                           -------------------------
                           AIM LARGE CAP GROWTH FUND
                           -------------------------

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

  If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us

---------------------------------------------------------

BY MAIL:                     A I M Fund Services, Inc.
                             P.O. Box 4739
                             Houston, TX 77210-4739

BY TELEPHONE:                (800) 347-4246

ON THE INTERNET:             You can send us a request
                             by e-mail or download
                             prospectuses, annual or
                             semiannual reports via
                             our website:
                             http://www.aimfunds.com

---------------------------------------------------------

You also can review and obtain copies of the fund's SAI, reports and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

-----------------------------------
 AIM Large Cap Growth Fund
 SEC 1940 Act file number: 811-1424
-----------------------------------

[AIM LOGO APPEARS HERE]   www.aimfunds.com   LCG-PRO-1    INVEST WITH DISCIPLINE
--Registered Trademark--                                --Registered Trademark--

      AIM MID CAP GROWTH FUND

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

      AIM Mid Cap Growth Fund seeks to provide long-term growth of capital.

                                                  AIM--Registered Trademark--
      PROSPECTUS
      MARCH 1, 2001

                                     This prospectus contains important
                                     information about the Class A, B, and C
                                     shares of the fund. Please read it
                                     before investing and keep it for
                                     future reference.

                                     As with all other mutual fund
                                     securities, the Securities and
                                     Exchange Commission has not approved
                                     or disapproved these securities or
                                     determined whether the information
                                     in this prospectus is adequate or
                                     accurate. Anyone who tells you
                                     otherwise is committing a crime.

                                     An investment in the fund:
                                        - is not FDIC insured;
                                        - may lose value; and
                                        - is not guaranteed by a bank.

      [AIM LOGO APPEARS HERE]                 INVEST WITH DISCIPLINE
     --Registered Trademark--                --Registered Trademark--

                            -----------------------
                            AIM MID CAP GROWTH FUND
                            -----------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE AND STRATEGIES            1
- - - - - - - - - - - - - - - - - - - - - - - - -

PRINCIPAL RISKS OF INVESTING IN THE FUND       1
- - - - - - - - - - - - - - - - - - - - - - - - -

PERFORMANCE INFORMATION                        2
- - - - - - - - - - - - - - - - - - - - - - - - -

Annual Total Return                            2

Performance Table                              2

FEE TABLE AND EXPENSE EXAMPLE                  3
- - - - - - - - - - - - - - - - - - - - - - - - -

Fee Table                                      3

Expense Example                                3

FUND MANAGEMENT                                4
- - - - - - - - - - - - - - - - - - - - - - - - -

The Advisor                                    4

Advisor Compensation                           4

Portfolio Managers                             4

OTHER INFORMATION                              4
- - - - - - - - - - - - - - - - - - - - - - - - -

Sales Charges                                  4

Dividends and Distributions                    4
- - - - - - - - - - - - - - - - - - - - - - - - -

FINANCIAL HIGHLIGHTS                           5
- - - - - - - - - - - - - - - - - - - - - - - - -

SHAREHOLDER INFORMATION                      A-1
- - - - - - - - - - - - - - - - - - - - - - - - -

Choosing a Share Class                       A-1

Purchasing Shares                            A-3

Redeeming Shares                             A-4

Exchanging Shares                            A-6

Pricing of Shares                            A-8

Taxes                                        A-8

OBTAINING ADDITIONAL INFORMATION      Back Cover
- - - - - - - - - - - - - - - - - - - - - - - - -

The AIM Family of Funds, The AIM Family of Funds and Design (i.e., the AIM logo), AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investor, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA and Invest with DISCIPLINE are registered service marks and AIM Bank Connection and AIM Internet Connect are service marks of A I M Management Group Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                            -----------------------
                            AIM MID CAP GROWTH FUND
                            -----------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is long-term growth of capital. The investment objective of the fund may be changed by the Board of Trustees without shareholder approval.

  The fund seeks to meet its objective by investing at least 65% of its total assets in securities of companies that have market capitalizations, at the time of purchase, within the range of market capitalizations of companies included in the Standard & Poor's MidCap 400 Index. The Standard & Poor's MidCap 400 Index is an unmanaged market-weighted index of domestic stocks that measures the performance of the mid-size company segment of the U.S. market. Under normal conditions, the top 10 holdings may comprise up to 40% of the fund's total assets. The fund will invest primarily in common stocks but may also invest in convertible securities and warrants. The fund may also invest up to 25% of its total assets in foreign securities. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

  The portfolio managers focus on companies they believe are likely to benefit from new or innovative products, services or processes as well as those that have experienced above-average, long-term growth in earnings and have favorable prospects for future growth. The portfolio managers consider whether to sell a particular security when any of those factors materially changes.

  In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, the fund may temporarily hold all or a portion of its assets in cash, money market instruments, shares of affiliated money market funds, bonds or other debt securities. As a result, the fund may not achieve its investment objective.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. This is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than equity securities of larger, more established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for the fund to sell securities at a desirable price.

  The values of the convertible securities in which the fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the fund.

  Since a large percentage of the fund's assets will be invested in a limited number of securities, any change in value of those securities could significantly affect the value of your investment in the fund.

  Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

  The fund may participate in the initial public offering (IPO) market. Because of the fund's small asset base, any investment the fund may make in IPOs may significantly increase the fund's total returns. As the fund's assets grow, the impact of IPO investments will decline, which may reduce the fund's total return.

  An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                            -----------------------
                            AIM MID CAP GROWTH FUND
                            -----------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance is not necessarily an indication of its future performance. Total return information in the bar chart and table below has been affected by special market factors, including the fund's investments in initial public offerings (IPOs), which had a magnified impact on the fund due to its small asset base. There is no guarantee that, as the fund's assets grow, it will continue to experience substantially similar performance.

ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------
The following bar chart shows the performance of the fund's Class A shares. The bar chart does not reflect sales loads. If it did, the annual total return shown would be lower.

                                    [GRAPH]

                                          ANNUAL
YEAR ENDED                                TOTAL
DECEMBER 31                               RETURN
-----------                               ------
2000                                      (10.12)%

  During the periods shown in the bar chart, the highest quarterly return was 28.02% (quarter ended March 31, 2000) and the lowest quarterly return was -21.79% (quarter ended December 31, 2000).

PERFORMANCE TABLE

The following performance table compares the fund's performance to that of a broad-based securities market index. The fund's performance reflects payment of sales loads.

AVERAGE ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(for the periods ended                                                        SINCE     INCEPTION
December 31, 2000)                                           1 YEAR         INCEPTION     DATE
-----------------------------------------------------------------------------------------------------
Class A                                                      (15.06)%         14.21%     11/01/99
Class B                                                      (15.12)          15.61      11/01/99
Class C                                                      (11.55)          18.96      11/01/99
S&P MidCap 400 Index(1)                                       17.51           26.06(2)  [10/31/99(2)]
-----------------------------------------------------------------------------------------------------

(1)The Standard & Poor's MidCap 400 Index is an unmanaged index of common stocks that measures the performance of the mid-size company segment of the U.S. market.

(2)The average annual total return given is since the date closest to the inception date of the class with the longest performance history.

                            -----------------------
                            AIM MID CAP GROWTH FUND
                            -----------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund:

SHAREHOLDER FEES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(fees paid directly from
your investment)                CLASS A  CLASS B  CLASS C
---------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of
offering price)                 5.50%     None      None

Maximum Deferred
Sales Charge (Load)
(as a percentage of
original purchase
price or redemption
proceeds, whichever is less)    None(1)   5.00%     1.00%
----------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
- - - - - - - - - - - - - - - - - - - - - - - - - -
(expenses that are deducted
your investment)        CLASS A  CLASS B  CLASS C
---------------------------------------------------
Management Fees          0.80%     0.80%     0.80%
Distribution and/or
Service (12b-1) Fees     0.35      1.00      1.00
Other Expenses           0.48      0.52      0.52
Total Annual Fund
Operating Expenses       1.63      2.32      2.32
---------------------------------------------------

(1) If you buy $1,000,000 or more of Class A shares and redeem these shares within 18 months from the date of purchase, you may pay a 1% contingent deferred sales charge (CDSC) at the time of redemption.

You may also be charged a transaction or other fee by the financial institution managing your account.

  As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.

  The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

         1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------
Class A   $707    $1,036    $1,388     $2,377
Class B    735     1,024     1,440      2,484
Class C    335       724     1,240      2,656
----------------------------------------------

You would pay the following expenses if you did not redeem your shares:

         1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------
Class A   $707    $1,036    $1,388     $2,377
Class B    235       724     1,240      2,484
Class C    235       724     1,240      2,656
----------------------------------------------


                            -----------------------
                            AIM MID CAP GROWTH FUND
                            -----------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISOR

A I M Advisors, Inc. serves as the fund's investment adviser and is responsible for its day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the fund's operations and provides investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.

  The advisor has acted as an investment adviser since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 130 investment portfolios, including the fund, encompassing a broad range of investment objectives.

ADVISOR COMPENSATION

During the fiscal year ended October 31, 2000, the advisor received compensation of 0.80% of average daily net assets.

PORTFOLIO MANAGERS

The advisor uses a team approach to investment management. The individual members of the team who are primarily responsible for the day-to-day management of the fund's portfolio are

-Ryan E. Crane, Portfolio Manager, who has been responsible for the fund since
 2000 and has been associated with the advisor and/or its affiliates since 1994.

- Robert M. Kippes, Senior Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 1989.

- Jay K. Rushin, Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 1998. From 1996 to 1998, he was an associate equity analyst with Prudential Securities.

- Kenneth A. Zschappel, Senior Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1990.

OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES

Purchases of Class A shares of AIM Mid Cap Growth Fund are subject to the maximum 5.50% initial sales charge as listed under the heading "CATEGORY I Initial Sales Charges" in the "Shareholder Information--Choosing a Share Class" section of this prospectus. Purchases of Class B and Class C shares are subject to the contingent deferred sales charges listed in that section.

DIVIDENDS AND DISTRIBUTIONS

The fund expects that its distributions, if any, will consist primarily of capital gains.

DIVIDENDS

The fund generally declares and pays dividends, if any, annually.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains, if any, annually.

                            -----------------------
                            AIM MID CAP GROWTH FUND
                            -----------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

  This information has been audited by KPMG LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request. The Board of Trustees of the fund has selected new independent auditors for the fund's current fiscal year. For more information regarding the change in independent auditors, see the Statement of Additional Information.

  Total return information in this table has been affected by special market factors, including the fund's investments in initial public offerings (IPOs), which have had a magnified impact on the fund due to its small asset base. There is no guarantee that, as the fund's assets grow, it will continue to experience substantially similar performance.

                                                                  CLASS A            CLASS B            CLASS C
                                                              ----------------   ----------------   ----------------
                                                              NOVEMBER 1, 1999   NOVEMBER 1, 1999   NOVEMBER 1, 1999
                                                              (DATE OPERATIONS   (DATE OPERATIONS   (DATE OPERATIONS
                                                               COMMENCED) TO      COMMENCED) TO      COMMENCED) TO
                                                                OCTOBER 31,        OCTOBER 31,        OCTOBER 31,
                                                                  2000(a)            2000(a)            2000(a)
                                                              ----------------   ----------------   ----------------
Net asset value, beginning of period                              $  10.00           $  10.00           $ 10.00
--------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                       (0.12)             (0.22)            (0.22)
--------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)              4.50               4.47              4.48
====================================================================================================================
    Total from investment operations                                  4.38               4.25              4.26
====================================================================================================================
Net asset value, end of period                                    $  14.38           $  14.25           $ 14.26
____________________________________________________________________________________________________________________
====================================================================================================================
Total return(b)                                                      43.80%             42.50%            42.60%
____________________________________________________________________________________________________________________
====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                          $114,913           $103,893           $29,969
____________________________________________________________________________________________________________________
====================================================================================================================
Ratio of expenses to average net assets                               1.63%(c)           2.32%(c)          2.32%(c)
====================================================================================================================
Ratio of net investment income (loss) to average net assets          (0.76)%(c)         (1.45)%(c)        (1.45)%(c)
____________________________________________________________________________________________________________________
====================================================================================================================
Portfolio turnover rate                                                183%               183%              183%
____________________________________________________________________________________________________________________
====================================================================================================================

(a)Calculated using average shares outstanding.
(b)Does not include sales charges or contingent deferred sales charges.
(c)Ratios are based on average daily net assets of $68,511,425, $55,352,933 and $16,867,070 for Class A, Class B and Class C, respectively.

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

In addition to the fund, A I M Advisors, Inc. serves as investment advisor to many other mutual funds (the AIM Funds). The following information is about all the AIM Funds.

CHOOSING A SHARE CLASS

Many of the AIM Funds have multiple classes of shares, each class representing an interest in the same portfolio of investments. When choosing a share class, you should consider the factors below:

CLASS A                              CLASS B                              CLASS C
---------------------------------------------------------------------------------------------------------
- Initial sales charge               - No initial sales charge            - No initial sales charge
- Reduced or waived initial sales    - Contingent deferred sales          - Contingent deferred sales
  charge for certain purchases         charge on redemptions within         charge on redemptions within
                                       six years                            one year

- Lower distribution and service     - 12b-1 fee of 1.00%                 - 12b-1 fee of 1.00%
  (12b-1) fee than Class B or
  Class C shares (See "Fee Table
  and Expense Example")

                                     - Converts to Class A shares         - Does not convert to Class A
                                       at the end of the month              shares
                                       which is eight years after
                                       the date on which shares
                                       were purchased along with a
                                       pro rata portion of its
                                       reinvested dividends and
                                       distributions(1)

- Generally more appropriate for     - Purchase orders limited to         - Generally more appropriate
  long-term investors                  amounts less than $250,000           for short-term investors

      (1) AIM Money Market Fund: Class B shares convert to AIM Cash Reserve Shares.

          AIM Global Trends Fund: If you held Class B shares on May 29, 1998 and continue to hold them, those shares will convert to Class A shares of that fund at the end of the month which is seven years after the date on which shares were purchased. If you exchange those shares for Class B shares of another AIM Fund, the shares into which you exchanged will not convert to Class A shares until the end of the month which is eight years after the date on which you purchased your original shares.
          ----------------------------------------------------------------------

DISTRIBUTION AND SERVICE (12B-1) FEES

Each AIM Fund (except AIM Tax-Free Intermediate Fund) has adopted 12b-1 plans that allow the AIM Fund to pay distribution fees to A I M Distributors, Inc. (the distributor) for the sale and distribution of its shares and fees for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the AIM Fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES

Generally, you will not pay a sales charge on purchases or redemptions of Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund. You may be charged a contingent deferred sales charge if you redeem AIM Cash Reserve Shares of AIM Money Market Fund acquired through certain exchanges. Sales charges on all other AIM Funds and classes of those Funds are detailed below. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

INITIAL SALES CHARGES

The AIM Funds are grouped into three categories with respect to initial sales charges. The "Other Information" section of your prospectus will tell you in what category your particular AIM Fund is classified.

CATEGORY I INITIAL SALES CHARGES
------------------------------------------------------------
                                          INVESTOR'S
                                         SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
             Less than $   25,000      5.50%          5.82%
$ 25,000 but less than $   50,000      5.25           5.54
$ 50,000 but less than $  100,000      4.75           4.99
$100,000 but less than $  250,000      3.75           3.90
$250,000 but less than $  500,000      3.00           3.09
$500,000 but less than $1,000,000      2.00           2.04
-------------------------------------------------------------


                                      A-1                            MCF--10/00

                                 -------------
                                 THE AIM FUNDS
                                 -------------

CATEGORY II INITIAL SALES CHARGES
------------------------------------------------------------
                                           INVESTOR'S
                                          SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
             Less than $   50,000      4.75%          4.99%
$ 50,000 but less than $  100,000      4.00           4.17
$100,000 but less than $  250,000      3.75           3.90
$250,000 but less than $  500,000      2.50           2.56
$500,000 but less than $1,000,000      2.00           2.04
-------------------------------------------------------------

CATEGORY III INITIAL SALES CHARGES
-------------------------------------------------------------
                                          INVESTOR'S
                                         SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
             Less than $  100,000      1.00%          1.01%
$100,000 but less than $  250,000      0.75           0.76
$250,000 but less than $1,000,000      0.50           0.50
-------------------------------------------------------------

CONTINGENT DEFERRED SALES CHARGES FOR CLASS A SHARES

You can purchase $1,000,000 or more of Class A shares at net asset value. However, if you purchase shares of that amount in Categories I or II, they will be subject to a contingent deferred sales charge (CDSC) of 1% if you redeem them prior to 18 months after the date of purchase. The distributor may pay a dealer concession and/or a service fee for purchases of $1,000,000 or more.

CONTINGENT DEFERRED SALES CHARGES FOR
CLASS B AND CLASS C SHARES

You can purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages:

     YEAR SINCE
    PURCHASE MADE          CLASS B            CLASS C
----------------------------------------------------------
First                         5%                1%
Second                        4                None
Third                         3                None
Fourth                        3                None
Fifth                         2                None
Sixth                         1                None
Seventh and following       None               None
----------------------------------------------------------

COMPUTING A CDSC

The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, we will assume that you have redeemed shares on which there is no CDSC first and, then, shares in the order of purchase.

REDUCED SALES CHARGES
AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial consultant must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment.

REDUCED SALES CHARGES

You may be eligible to buy Class A shares at reduced initial sales charge rates under Rights of Accumulation or Letters of Intent under certain circumstances.

Rights of Accumulation

You may combine your new purchases of Class A shares with Class A shares currently owned for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all Class A shares you own.

Letters of Intent

Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of AIM Funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

INITIAL SALES CHARGE EXCEPTIONS

You will not pay initial sales charges

- on shares purchased by reinvesting dividends and distributions;

- when exchanging shares among certain AIM Funds;

- when using the reinstatement privilege; and

- when a merger, consolidation, or acquisition of assets of an AIM Fund occurs.

CONTINGENT DEFERRED SALES CHARGE (CDSC) EXCEPTIONS

You will not pay a CDSC

- if you redeem Class B shares you held for more than six years;

- if you redeem Class C shares you held for more than one year;

- if you redeem shares acquired through reinvestment of dividends and distributions; and

- on increases in the net asset value of your shares.

There may be other situations when you may be able to purchase or redeem shares at reduced or without sales charges. Consult the fund's Statement of Additional Information for details.

MCF--10/00                            A-2

                                --------------
                                 THE AIM FUNDS
                                --------------

PURCHASING SHARES

MINIMUM INVESTMENTS PER AIM FUND ACCOUNT

The minimum investments for AIM Fund accounts (except for investments in AIM Large Cap Opportunities Fund, AIM Mid Cap Opportunities Fund and AIM Small Cap Opportunities Fund) are as follows:

                                                                  INITIAL                      ADDITIONAL
TYPE OF ACCOUNT                                                 INVESTMENTS                    INVESTMENTS
-----------------------------------------------------------------------------------------------------------
Savings Plans (money-purchase/profit sharing     $  0 ($25 per AIM Fund investment for               $25
plans, 401(k) plans, Simplified Employee Pension      salary deferrals from Savings Plans)
(SEP) accounts, Salary Reduction (SARSEP)
accounts, Savings Incentive Match Plans for
Employee IRA (Simple IRA) accounts, 403(b) or
457 plans)
Automatic Investment Plans                         50                                                 50
IRA, Education IRA or Roth IRA                    250                                                 50
All other accounts                                500                                                 50
----------------------------------------------------------------------------------------------------------

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below.

PURCHASE OPTIONS
---------------------------------------------------------------------------------------------------------

                                OPENING AN ACCOUNT                     ADDING TO AN ACCOUNT
---------------------------------------------------------------------------------------------------------
Through a Financial Consultant  Contact your financial consultant.     Same

By Mail                         Mail completed account application     Mail your check and the remittance
                                and purchase payment to the            slip from your confirmation
                                transfer agent,                        statement to the transfer agent.
                                A I M Fund Services, Inc.,
                                P.O. Box 4739,
                                Houston, TX 77210-4739.

By Wire                         Mail completed account application     Call the transfer agent to receive
                                to the transfer agent. Call the        a reference number. Then, use the
                                transfer agent at (800) 959-4246 to    wire instructions at left.
                                receive a reference number. Then,
                                use the following wire
                                instructions:
                                Beneficiary Bank ABA/Routing #:
                                113000609
                                Beneficiary Account Number:
                                00100366807
                                Beneficiary Account Name: A I M
                                Fund Services, Inc.
                                RFB: Fund Name, Reference #
                                OBI: Your Name, Account #

By AIM Bank Connection(SM)      Open your account using one of the     Mail completed AIM Bank Connection
                                methods described above.               form to the transfer agent. Once
                                                                       the transfer agent has received the
                                                                       form, call the transfer agent to
                                                                       place your purchase order.

By AIM Internet Connect(SM)     Open your account using one of the     Select the AIM Internet Connect
                                methods described above.               option on your completed account
                                                                       application or complete an AIM
                                                                       Internet Connect Authorization
                                                                       Form. Mail the application or form
                                                                       to the transfer agent. Once your
                                                                       request for this option has been
                                                                       processed (which may take up to 10
                                                                       days), you may place your purchase
                                                                       order at www.aimfunds.com. The
                                                                       maximum purchase amount per
                                                                       transaction is $100,000. You may
                                                                       not purchase shares in AIM
                                                                       prototype retirement accounts on
                                                                       the internet.
----------------------------------------------------------------------------------------------------------

                                      A-3                            MCF--10/00

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SPECIAL PLANS

AUTOMATIC INVESTMENT PLAN

You can arrange for periodic investments in any of the AIM Funds by authorizing the AIM Fund to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $50. You may stop the Automatic Investment Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal.

DOLLAR COST AVERAGING

Dollar Cost Averaging allows you to make automatic monthly or quarterly exchanges, if permitted, from one AIM Fund account to one or more other AIM Fund accounts with the identical registration. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the 10th or 25th day of the month, whichever you specify, in the amount you specify. The minimum amount you can exchange to another AIM Fund is $50.

AUTOMATIC DIVIDEND INVESTMENT

All of your dividends and distributions may be paid in cash or invested in any AIM Fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same AIM Fund. You may invest your dividends and distributions (1) into another AIM Fund in the same class of shares; or (2) from Class A shares into AIM Cash Reserve Shares of AIM Money Market Fund, or vice versa.

  You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another AIM Fund:

(1) Your account balance (a) in the AIM Fund paying the dividend must be at least $5,000; or (b) in the AIM Fund receiving the dividend must be at least $500;

(2) Both accounts must have identical registration information; and

(3) You must have completed an authorization form to reinvest dividends into another AIM Fund.

PORTFOLIO REBALANCING PROGRAM

If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your AIM Fund holdings should be rebalanced, on a percentage basis, between two and ten of your AIM Funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your AIM Funds for shares of the same class of one or more other AIM Funds in your portfolio. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend or terminate the Program at any time on 60 days' prior written notice.

RETIREMENT PLANS

Shares of most of the AIM Funds can be purchased through tax-sheltered retirement plans made available to corporations, individuals and employees of non-profit organizations and public schools. A plan document must be adopted to establish a retirement plan. You may use AIM Funds-sponsored retirement plans, which include IRAs, Education IRAs, Roth IRAs, 403(b) plans, 401(k) plans, SIMPLE IRA plans, SEP/SARSEP plans and Money Purchase/Profit Sharing plans, or another sponsor's retirement plan. The plan custodian of the AIM Funds-sponsored retirement plan assesses an annual maintenance fee of $10. Contact your financial consultant for details.

REDEEMING SHARES

REDEMPTION FEES

Generally, we will not charge you any fees to redeem your shares. Your broker or financial consultant may charge service fees for handling redemption transactions. Your shares also may be subject to a contingent deferred sales charge (CDSC).

REDEMPTION OF AIM CASH RESERVE SHARES OF
AIM MONEY MARKET FUND ACQUIRED BY EXCHANGE

If you redeem AIM Cash Reserve Shares acquired by exchange from Class A shares subject to a CDSC within 18 months of the purchase of the Class A shares, you will be charged a CDSC.

REDEMPTION OF CLASS B SHARES OR CLASS C
SHARES ACQUIRED BY EXCHANGE FROM AIM CASH
RESERVE SHARES OF AIM MONEY MARKET FUND

We will begin the holding period for purposes of calculating the CDSC on Class B shares or Class C shares acquired by exchange from AIM Cash Reserve Shares of AIM Money Market Fund at the time of the exchange into Class B shares or Class C shares.

REDEMPTION OF CLASS B SHARES ACQUIRED BY
EXCHANGE FROM AIM FLOATING RATE FUND

If you redeem Class B shares you acquired by exchange via a tender offer by AIM Floating Rate Fund, the early withdrawal charge applicable to shares of AIM Floating Rate Fund will be applied instead of the CDSC normally applicable to Class B shares.

MCF--10/00                            A-4

                                 -------------
                                 THE AIM FUNDS
                                 -------------

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial     Contact your financial consultant.
Consultant

By Mail                 Send a written request to the transfer agent. Requests must include (1) original signatures of all registered owners;
                        (2) the name of the AIM Fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an
                        executed stock power; and (4) signature guarantees, if
                        necessary (see below). The transfer agent may require that you provide additional information, such as corporate
                        resolutions or powers of attorney, if applicable. If you are redeeming from an IRA account, you must include a statement of whether or not you are at least 59 1/2 years old and
                        whether you wish to have federal income tax withheld from
                        your proceeds. The transfer agent may require certain other information before you can redeem from an employer-sponsored retirement plan. Contact your employer for details.

By Telephone            Call the transfer agent. You will be allowed to redeem by
                        telephone if (1) the proceeds are to be mailed to the
                        address on record (if there has been no change communicated to us within the last 30 days) or transferred electronically to a pre-authorized checking account; (2) you do not hold
                        physical share certificates; (3) you can provide proper
                        identification information; (4) the proceeds of the
                        redemption do not exceed $50,000; and (5) you have not
                        previously declined the telephone redemption privilege.
                        Certain accounts, including retirement accounts and 403(b)
                        plans, may not be redeemed by telephone. The transfer agent must receive your call during the hours of the customary
                        trading session of the New York Stock Exchange (NYSE) in
                        order to effect the redemption at that day's closing price.

By AIM Internet
Connect                 Place your redemption request at www.aimfunds.com. You will be allowed to redeem by internet if (1) you do not hold
                        physical share certificates; (2) you can provide proper
                        identification information; (3) the proceeds of the
                        redemption do not exceed $50,000; and (4) you have
                        established the internet trading option. AIM prototype
                        retirement accounts may not be redeemed on the internet.
                        The transfer agent must confirm your transaction during the hours of the customary trading session of the NYSE in order to effect the redemption at that day's closing price.

-------------------------------------------------------------------------------

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared.

REDEMPTION BY MAIL

If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds to the address on record with us. If your request is not in good order, you may have to provide us with additional documentation in order to redeem your shares.

REDEMPTION BY TELEPHONE

If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine and are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTION BY INTERNET

If you redeem by internet, we will transmit your redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by internet are genuine and are not liable for internet instructions that are reasonably believed to be genuine.

PAYMENT FOR SYSTEMATIC WITHDRAWALS

You may arrange for regular monthly or quarterly withdrawals from your account of at least $50. You also may make annual withdrawals if you own Class A shares. We will redeem enough shares from your account to cover the amount withdrawn. You must have an account balance of at least $5,000 to establish a Systematic Withdrawal Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

EXPEDITED REDEMPTIONS

(AIM Cash Reserve Shares of AIM Money Market Fund only)

If we receive your redemption order before 11:30 a.m. Eastern Time, we will try to transmit payment of redemption proceeds on that same day. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we generally will transmit payment on the next business day.

                                      A-5                            MCF--10/00

                                --------------
                                 THE AIM FUNDS
                                --------------

REDEMPTIONS BY CHECK

(Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund only)

You may redeem shares of these AIM Funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts.

SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and

(1) the amount is greater than $50,000;

(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution.

REINSTATEMENT PRIVILEGE (Class A shares only)

You may, within 90 days after you sell Class A shares (except Class A shares of AIM Tax-Exempt Cash Fund), reinvest all or part of your redemption proceeds in Class A shares of any AIM Fund at net asset value in an identically registered account. If you sold Class A shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund, you will incur an initial sales charge reflecting the difference between the initial sales charges on those Funds and the ones in which you will be investing. In addition, if you paid a contingent deferred sales charge (CDSC) on any reinstated amount, you will not be subject to a CDSC if you later redeem that amount. You must notify the transfer agent in writing at the time you reinstate that you are exercising your reinstatement privilege. You may exercise this privilege only once per year.

REDEMPTIONS BY THE AIM FUNDS

If your account has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the AIM Funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 or by utilizing the Automatic Investment Plan.
  If an AIM Fund determines that you have not provided a correct Social Security or other tax ID number on your account application, the AIM Fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one AIM Fund for those of another AIM Fund. Before requesting an exchange, review the prospectus of the AIM Fund you wish to acquire. Exchange privileges also apply to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

PERMITTED EXCHANGES

Except as otherwise stated below, you may exchange your shares for shares of the same class of another AIM Fund. You may exchange AIM Cash Reserve Shares of AIM Money Market Fund for Class A shares of another AIM Fund, or vice versa. You also may exchange AIM Cash Reserve Shares of AIM Money Market Fund for Class B shares or Class C shares of another AIM Fund, but only if the AIM Cash Reserve Shares were purchased directly and not acquired by exchange. You may be required to pay an initial sales charge when exchanging from a Fund with a lower initial sales charge than the one into which you are exchanging. If you exchange from Class A shares not subject to a CDSC into Class A shares subject to those charges, you will be charged a CDSC when you redeem the exchanged shares. The CDSC charged on redemption of those shares will be calculated starting on the date you acquired those shares through exchange.


YOU WILL NOT PAY A SALES CHARGE WHEN EXCHANGING:


(1) Class A shares with an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) for Class A shares of another AIM Fund or AIM Cash Reserve Shares of AIM Money Market Fund;

(2) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund for

    (a) one another;

    (b) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund; or

    (c) Class A shares of another AIM Fund, but only if

       (i)  you acquired the original shares before May 1, 1994; or

       (ii) you acquired the original shares on or after May 1, 1994 by way of an exchange from shares with higher sales charges;

(3) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for

    (a) one another;

    (b) Class A shares of an AIM Fund subject to an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), but only if you acquired the original shares

       (i) prior to May 1, 1994 by exchange from Class A shares subject to an initial sales charge;

MCF--10/00                            A-6

                                --------------
                                 THE AIM FUNDS
                                --------------

       (ii) on or after May 1, 1994 by exchange from Class A shares subject to an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund); or

    (c) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, but only if you acquired the original shares by exchange from Class A shares subject to an initial sales charge; or

(4) Class B shares for other Class B shares, and Class C shares for other Class C shares.

(5) AIM Cash Reserve Shares of AIM Money Market Fund for Class B shares and Class C shares.

EXCHANGES NOT PERMITTED

You may not exchange Class A shares subject to contingent deferred sales charges for Class A shares of AIM Limited Maturity Treasury Fund, AIM Tax-Free Intermediate Fund or AIM Tax-Exempt Cash Fund.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- You must meet the minimum purchase requirements for the AIM Fund into which you are exchanging;

- Shares of the AIM Fund you wish to acquire must be available for sale in your state of residence;

- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

- Shares must have been held for at least one day prior to the exchange;

- If you have physical share certificates, you must return them to the transfer agent prior to the exchange; and

- You are limited to a maximum of 10 exchanges per calendar year, because excessive short-term trading or market-timing activity can hurt fund performance. If you exceed that limit, or if an AIM Fund or the distributor determines, in its sole discretion, that your short-term trading is excessive or that you are engaging in market-timing activity, it may reject any additional exchange orders. An exchange is the movement out of (redemption) one AIM Fund and into (purchase) another AIM Fund.

TERMS OF EXCHANGE

Under unusual market conditions, an AIM Fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. There is no fee for exchanges. The exchange privilege is not an option or right to purchase shares. Any of the participating AIM Funds or the distributor may modify or discontinue this privilege at any time.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the AIM Funds from which and into which the exchange is to be made.

BY TELEPHONE

Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours of the customary trading session of the NYSE; however, you still will be allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.

BY INTERNET

You will be allowed to exchange by internet if (1) you do not hold physical share certificates; (2) you can provide proper identification information; and
(3) you have established the internet trading option.

EXCHANGING CLASS B AND CLASS C SHARES

If you make an exchange involving Class B or Class C shares, the amount of time you held the original shares will be added to the holding period of the Class B or Class C shares, respectively, into which you exchanged for the purpose of calculating contingent deferred sales charges (CDSC) if you later redeem the exchanged shares. If you redeem Class B shares acquired by exchange via a tender offer by AIM Floating Rate Fund, you will be credited with the time period you held the shares of AIM Floating Rate Fund for the purpose of computing the early withdrawal charge applicable to those shares.




-------------------------------------------------------------------------------
 EACH AIM FUND AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME TO:

 - REJECT OR CANCEL ANY PART OF ANY PURCHASE OR EXCHANGE ORDER;

 - MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY AIM FUND;

 - REJECT OR CANCEL ANY REQUEST TO ESTABLISH THE AUTOMATIC INVESTMENT PLAN AND SYSTEMATIC WITHDRAWAL PLAN OPTIONS ON THE SAME ACCOUNT; OR

 - WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS.
 ------------------------------------------------------------------------------

                                     A-7                             MCF--10/00

                                --------------
                                 THE AIM FUNDS
                                --------------

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each AIM Fund's shares is the fund's net asset value per share. The AIM Funds value portfolio securities for which market quotations are readily available at market value. The AIM Funds value short-term investments maturing within 60 days at amortized cost, which approximates market value. AIM Money Market Fund and AIM Tax-Exempt Cash Fund value all of their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund, AIM Tax-Exempt Bond Fund of Connecticut and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

  The AIM Funds value all other securities and assets at their fair value. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day. In addition, if, between the time trading ends on a particular security and the close of the customary trading session of the NYSE, events occur that materially affect the value of the security, the AIM Funds may value the security at its fair value as determined in good faith by or under the supervision of the Board of Directors or Trustees of the AIM Fund. The effect of using fair value pricing is that an AIM Fund's net asset value will be subject to the judgment of the Board of Directors or Trustees or its designee instead of being determined by the market. Because some of the AIM Funds may invest in securities that are primarily listed on foreign exchanges that trade on days when the AIM Funds do not price their shares, the value of those funds' assets may change on days when you will not be able to purchase or redeem fund shares.

  Each AIM Fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or any earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each day the NYSE is open for business.

TIMING OF ORDERS

You can purchase, exchange or redeem shares during the hours of the customary trading session of the NYSE. The AIM Funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good form. An AIM Fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets. Different tax rates may apply to ordinary income and long-term capital gain distributions, regardless of how long you have held your shares. Every year, you will be sent information showing the amount of dividends and distributions you received from each AIM Fund during the prior year.

  Any long-term or short-term capital gains realized from redemptions of AIM Fund shares will be subject to federal income tax. Exchanges of shares for shares of another AIM Fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

  INVESTORS IN TAX-EXEMPT FUNDS SHOULD READ THE INFORMATION UNDER THE HEADING "OTHER INFORMATION -- SPECIAL TAX INFORMATION REGARDING THE FUND" IN THEIR PROSPECTUS.

  The foreign, state and local tax consequences of investing in AIM Fund shares may differ materially from the federal income tax consequences described above. You should consult your tax advisor before investing.

MCF--10/00                            A-8

                            -----------------------
                            AIM MID CAP GROWTH FUND
                            -----------------------

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

  If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us
---------------------------------------------------------

BY MAIL:                     A I M Fund Services, Inc.
                             P.O. Box 4739
                             Houston, TX 77210-4739

BY TELEPHONE:                (800) 347-4246

ON THE INTERNET:             You can send us a
                             request by e-mail or
                             download prospectuses,
                             annual or semiannual
                             reports via our website:
                             http://www.aimfunds.com

---------------------------------------------------------

You also can review and obtain copies of the fund's SAI, reports and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.


-----------------------------------
 AIM MID CAP GROWTH FUND
 SEC 1940 Act file number: 811-1424
-----------------------------------

[AIM LOGO APPEARS HERE]  www.aimfunds.com    MCG-PRO-1   INVEST WITH DISCIPLINE
--Registered Trademark--                                --Registered Trademark--

       AIM WEINGARTEN FUND

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

       AIM Weingarten Fund seeks to provide growth of capital.

                                                    AIM--Registered Trademark--
       PROSPECTUS
       MARCH 1, 2001

                                       This prospectus contains important
                                       information about the Class A, B and C
                                       shares of the fund. Please read it
                                       before investing and keep it for
                                       future reference.

                                       As with all other mutual fund
                                       securities, the Securities and
                                       Exchange Commission has not approved
                                       or disapproved these securities or
                                       determined whether the information
                                       in this prospectus is adequate or
                                       accurate. Anyone who tells you
                                       otherwise is committing a crime.

                                       An investment in the fund:
                                          - is not FDIC insured;
                                          - may lose value; and
                                          - is not guaranteed by a bank.

 [AIM LOGO APPEARS HERE]                                  INVEST WITH DISCIPLINE
--Registered Trademark--                                --Registered Trademark--

                              -------------------
                              AIM WEINGARTEN FUND
                              -------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND STRATEGIES          1
- - - - - - - - - - - - - - - - - - - - - - - -

PRINCIPAL RISKS OF INVESTING IN THE FUND     1
- - - - - - - - - - - - - - - - - - - - - - - -

PERFORMANCE INFORMATION                      2
- - - - - - - - - - - - - - - - - - - - - - - -

Annual Total Returns                         2

Performance Table                            2

FEE TABLE AND EXPENSE EXAMPLE                3
- - - - - - - - - - - - - - - - - - - - - - - -

Fee Table                                    3

Expense Example                              3

FUND MANAGEMENT                              4
- - - - - - - - - - - - - - - - - - - - - - - -

The Advisors                                 4

Advisor Compensation                         4

Portfolio Managers                           4

OTHER INFORMATION                            4
- - - - - - - - - - - - - - - - - - - - - - - -

Sales Charges                                4

Dividends and Distributions                  4

FINANCIAL HIGHLIGHTS                         5
- - - - - - - - - - - - - - - - - - - - - - - -

SHAREHOLDER INFORMATION                    A-1
- - - - - - - - - - - - - - - - - - - - - - - -

Choosing a Share Class                     A-1

Purchasing Shares                          A-3

Redeeming Shares                           A-4

Exchanging Shares                          A-6

Pricing of Shares                          A-8

Taxes                                      A-8

OBTAINING ADDITIONAL INFORMATION    Back Cover
- - - - - - - - - - - - - - - - - - - - - - - -

The AIM Family of Funds, The AIM Family of Funds and Design (i.e., the AIM logo), AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investor, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA and Invest with DISCIPLINE are registered service marks and AIM Bank Connection and AIM Internet Connect are service marks of A I M Management Group Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                              -------------------
                              AIM WEINGARTEN FUND
                              -------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is to provide growth of capital. The investment objective of the fund may be changed by the Board of Trustees without shareholder approval.

  The fund will invest primarily in common stocks of seasoned and better-capitalized companies. The portfolio managers focus on companies that have experienced above-average growth in earnings and have excellent prospects for future growth. The portfolio managers consider whether to sell a particular security when any of those factors materially changes. The fund may also invest up to 20% of its total assets in foreign securities. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

  In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, the fund may temporarily hold all or a portion of its assets in cash, money market instruments, shares of affiliated money market funds, bonds or other debt securities. As a result, the fund may not achieve its investment objective.

  The fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If the fund does trade in this way, it may incur increased transaction costs, which can lower the actual return on your investment. Active trading may also increase short-term gains and losses, which may affect the taxes you have to pay.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

  Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

  An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                              -------------------
                              AIM WEINGARTEN FUND
                              -------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
The following bar chart shows changes in the performance of the fund's Class A shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

                                    [GRAPH]

                              ANNUAL
YEAR ENDED                     TOTAL
DECEMBER 31                   RETURNS
-----------                   -------
1991                            46.86%
1992                           (1.37)%
1993                             1.53%
1994                           (0.34)%
1995                            34.76%
1996                            17.67%
1997                            25.96%
1998                            33.06%
1999                            34.90%
2000                          (20.37)%

  During the periods shown in the bar chart, the highest quarterly return was 28.03% (quarter ended December 31, 1998) and the lowest quarterly return was -22.58% (quarter ended December 31, 2000).

PERFORMANCE TABLE

The following performance table compares the fund's performance to that of a broad-based securities market index. The fund's performance reflects payment of sales loads.

AVERAGE ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(for the periods ended                                                            SINCE           INCEPTION
December 31, 2000)              1 YEAR         5 YEARS         10 YEARS         INCEPTION           DATE
-----------------------------------------------------------------------------------------------------------
Class A                         (24.75)%        14.89%           14.73%           14.79%          06/17/69
Class B                         (24.32)         15.05               --            15.66           06/26/95
Class C                         (21.60)            --               --            10.41           08/04/97
S&P 500(1)                       (9.10)         18.33            17.44            12.54(2)        06/30/69(2)
-----------------------------------------------------------------------------------------------------------

(1) The Standard & Poor's 500 Index is an unmanaged index of common stocks frequently used as a general measure of U.S. stock market performance.
(2) The average annual total return given is since the date closest to the inception date of the class with the longest performance history.

                              -------------------
                              AIM WEINGARTEN FUND
                              -------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund:

SHAREHOLDER FEES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(fees paid directly from
your investment)               CLASS A   CLASS B  CLASS C
---------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of
offering price)                 5.50%      None     None

Maximum Deferred
FSales Charge (Load)
(as a percentage of
original purchase
price or redemption
proceeds, whichever is less)    None(1)    5.00%    1.00%
---------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(expenses that are deducted
from fund assets)              CLASS A   CLASS B  CLASS C
---------------------------------------------------------
Management Fees                 0.63%      0.63%    0.63%

Distribution and/or
Service (12b-1) Fees            0.30       1.00     1.00

Other Expenses                  0.14       0.19     0.19

Total Annual Fund
Operating Expenses(2)           1.07       1.82     1.82
---------------------------------------------------------

(1) If you buy $1,000,000 or more of Class A shares and redeem these shares within 18 months from the date of purchase, you may pay a 1% contingent deferred sales charge (CDSC) at the time of redemption.
(2) The investment advisor has agreed, effective July 1, 2000, to waive a portion of the management fee on assets in excess of $5 billion. Total Annual Fund Operating Expenses restated for this agreement are 1.05%, 1.80% and 1.80% for Class A, Class B and Class C, respectively. Termination of this agreement requires approval by the Board of Trustees.

You may also be charged a transaction or other fee by the financial institution managing your account.

  As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.

  The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's gross operating expenses remain the same. To the extent fees are waived, the expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

         1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------
Class A   $653     $872     $1,108     $1,784
Class B    685      873      1,185      1,940
Class C    285      573        985      2,137
----------------------------------------------

You would pay the following expenses if you did not redeem your shares:

         1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------
Class A   $653     $872     $1,108     $1,784
Class B    185      573        985      1,940
Class C    185      573        985      2,137
----------------------------------------------


                              -------------------
                              AIM WEINGARTEN FUND
                              -------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISORS

A I M Advisors, Inc. (the advisor) serves as the fund's investment advisor.
A I M Capital Management, Inc. (the subadvisor), a wholly owned subsidiary of the advisor, is the fund's subadvisor and is responsible for its day-to-day management. Both the advisor and the subadvisor are located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisors supervise all aspects of the fund's operations and provide investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.

  The advisor has acted as an investment advisor since its organization in 1976, and the subadvisor has acted as an investment advisor since 1986. Today, the advisor, together with its subsidiaries, advises or manages over 130 investment portfolios, including the fund, encompassing a broad range of investment objectives.

ADVISOR COMPENSATION

During the fiscal year ended October 31, 2000, the advisor received compensation of 0.59% of average daily net assets.

PORTFOLIO MANAGERS

The advisors use a team approach to investment management. The individual members of the team who are primarily responsible for the day-to-day management of the fund's portfolio are

- David P. Barnard, Senior Portfolio Manager, who has been responsible for the fund since 1986 and has been associated with the advisor and/or its affiliates since 1982.

- Monika H. Degan, Portfolio Manager, who has been responsible for the fund since 1998 and has been associated with the advisor and/or its affiliates since 1995.

- Jonathan C. Schoolar, Senior Portfolio Manager, who has been responsible for the fund since 1987 and has been associated with the advisor and/or its affiliates since 1986.

OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES

Purchases of Class A shares of AIM Weingarten Fund are subject to the maximum 5.50% initial sales charge as listed under the heading "CATEGORY I Initial Sales Charges" in the "Shareholder Information--Choosing a Share Class" section of this prospectus. Purchases of Class B and Class C shares are subject to the contingent deferred sales charges listed in that section.

DIVIDENDS AND DISTRIBUTIONS

The fund expects that its distributions, if any, will consist primarily of capital gains.

DIVIDENDS

The fund generally declares and pays dividends, if any, annually.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains, if any, annually.

                              -------------------
                              AIM WEINGARTEN FUND
                              -------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

  This information has been audited by KPMG LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request. The Board of Trustees of the fund has selected new independent auditors for the fund's current fiscal year. For more information regarding the change in independent auditors, see the Statement of Additional Information.

                                                                                     CLASS A
                                                        ------------------------------------------------------------------
                                                                              YEAR ENDED OCTOBER 31,
                                                        ------------------------------------------------------------------
                                                         2000(a)         1999          1998          1997          1996
                                                        ----------    ----------    ----------    ----------    ----------
Net asset value, beginning of period                    $    28.31    $    21.72    $    22.72    $    20.19    $    20.33
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                               (0.14)        (0.10)         0.02          0.01          0.06
--------------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and
    unrealized)                                               3.18          8.16          2.38          4.82          2.51
==========================================================================================================================
    Total from investment operations                          3.04          8.06          2.40          4.83          2.57
==========================================================================================================================
Less distributions:
  Dividends from net investment income                          --         (0.01)           --         (0.06)           --
--------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                      (3.19)        (1.46)        (3.40)        (2.24)        (2.71)
==========================================================================================================================
    Total distributions                                      (3.19)        (1.47)        (3.40)        (2.30)        (2.71)
==========================================================================================================================
Net asset value, end of period                          $    28.16    $    28.31    $    21.72    $    22.72    $    20.19
__________________________________________________________________________________________________________________________
==========================================================================================================================
Total return(b)                                              10.61%        38.62%        12.34%        26.83%        14.81%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                $8,948,781    $8,089,739    $6,094,178    $5,810,582    $4,977,493
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                            1.03%(c)       1.03%        1.04%         1.07%         1.12%
--------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                         1.07%(c)       1.08%        1.09%         1.11%         1.15%
==========================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                     (0.45)%(c)      (0.38)%       0.07%        0.07%         0.33%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Portfolio turnover rate                                        145%          124%          125%          128%          159%
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a)Calculated using average shares outstanding.
(b)Does not include sales charges.
(c)Ratios are based on average daily net assets of $9,799,594,989.

                              -------------------
                              AIM WEINGARTEN FUND
                              -------------------

FINANCIAL HIGHLIGHTS (continued)
--------------------------------------------------------------------------------

                                                                                      CLASS B
                                                            ------------------------------------------------------------
                                                                               YEAR ENDED OCTOBER 31,
                                                            ------------------------------------------------------------
                                                             2000(a)       1999(a)      1998(a)     1997(a)     1996(a)
                                                            ----------    ----------    --------    --------    --------
Net asset value, beginning of period                        $    27.29    $    21.12    $  22.34    $  19.98    $  20.28
------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.36)        (0.30)      (0.15)      (0.15)      (0.05)
------------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          3.08          7.93        2.33        4.75        2.46
========================================================================================================================
    Total from investment operations                              2.72          7.63        2.18        4.60        2.41
========================================================================================================================
Less distributions from net realized gains                       (3.19)        (1.46)      (3.40)      (2.24)      (2.71)
========================================================================================================================
Net asset value, end of period                              $    26.82    $    27.29    $  21.12    $  22.34    $  19.98
________________________________________________________________________________________________________________________
========================================================================================================================
Total return(b)                                                   9.76%        37.59%      11.45%      25.78%      13.95%
________________________________________________________________________________________________________________________
========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                    $1,927,514    $1,291,456    $705,750    $486,105    $267,459
________________________________________________________________________________________________________________________
========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                1.78%(c)       1.82%      1.83%       1.87%       1.95%
------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                             1.82%(c)       1.87%      1.87%       1.91%       1.98%
========================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                         (1.20)%(c)      (1.17)%    (0.72)%    (0.73)%     (0.50)%
________________________________________________________________________________________________________________________
========================================================================================================================
Portfolio turnover rate                                            145%          124%        125%        128%        159%
________________________________________________________________________________________________________________________
========================================================================================================================

(a)Calculated using average shares outstanding.
(b)Does not include contingent deferred sales charges.
(c)Ratios are based on average daily net assets of $1,839,008,229.

                                                                                   CLASS C
                                                              -------------------------------------------------
                                                                                                 AUGUST 4, 1997
                                                                                                  (DATE SALES
                                                                  YEAR ENDED OCTOBER 31,           COMMENCED)
                                                              -------------------------------    TO OCTOBER 31,
                                                              2000(a)     1999(a)     1998(a)       1997(a)
                                                              --------    --------    -------    --------------
Net asset value, beginning of period                          $  27.30    $  21.14    $22.34         $22.83
---------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.36)      (0.30)    (0.15)         (0.04)
---------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   3.10        7.92      2.35          (0.45)
===============================================================================================================
    Total from investment operations                              2.74        7.62      2.20          (0.49)
===============================================================================================================
Less distributions from net realized gains                       (3.19)      (1.46)    (3.40)            --
===============================================================================================================
Net asset value, end of period                                $  26.85    $  27.30    $21.14         $22.34
_______________________________________________________________________________________________________________
===============================================================================================================
Total return(b)                                                   9.83%      37.50%    11.54%         (2.15)%
_______________________________________________________________________________________________________________
===============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $301,590    $105,420    $23,107        $2,326
_______________________________________________________________________________________________________________
===============================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                1.78%(c)     1.82%    1.83%          1.84%(d)
---------------------------------------------------------------------------------------------------------------
  Without fee waivers                                             1.82%(c)     1.87%    1.87%          1.88%(d)
===============================================================================================================
Ratio of net investment income (loss) to average net assets      (1.20)%(c)    (1.17)%  (0.72)%       (0.70)%(d)
_______________________________________________________________________________________________________________
===============================================================================================================
Portfolio turnover rate                                            145%        124%      125%           128%
_______________________________________________________________________________________________________________
===============================================================================================================

(a)Calculated using average shares outstanding.
(b)Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)Ratios are based on average daily net assets of $231,090,344.
(d)Annualized.

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

In addition to the fund, A I M Advisors, Inc. serves as investment advisor to many other mutual funds (the AIM Funds). The following information is about all the AIM Funds.

CHOOSING A SHARE CLASS

Many of the AIM Funds have multiple classes of shares, each class representing an interest in the same portfolio of investments. When choosing a share class, you should consider the factors below:

CLASS A                              CLASS B                              CLASS C
---------------------------------------------------------------------------------------------------------
- Initial sales charge               - No initial sales charge            - No initial sales charge
- Reduced or waived initial sales    - Contingent deferred sales          - Contingent deferred sales
  charge for certain purchases         charge on redemptions within         charge on redemptions within
                                       six years                            one year

- Lower distribution and service     - 12b-1 fee of 1.00%                 - 12b-1 fee of 1.00%
  (12b-1) fee than Class B or
  Class C shares (See "Fee Table
  and Expense Example")

                                     - Converts to Class A shares         - Does not convert to Class A
                                       at the end of the month              shares
                                       which is eight years after
                                       the date on which shares
                                       were purchased along with a
                                       pro rata portion of its
                                       reinvested dividends and
                                       distributions(1)

- Generally more appropriate for     - Purchase orders limited to         - Generally more appropriate
  long-term investors                  amounts less than $250,000           for short-term investors

      (1) AIM Money Market Fund: Class B shares convert to AIM Cash Reserve Shares.

          AIM Global Trends Fund: If you held Class B shares on May 29, 1998 and continue to hold them, those shares will convert to Class A shares of that fund at the end of the month which is seven years after the date on which shares were purchased. If you exchange those shares for Class B shares of another AIM Fund, the shares into which you exchanged will not convert to Class A shares until the end of the month which is eight years after the date on which you purchased your original shares.
          ----------------------------------------------------------------------

DISTRIBUTION AND SERVICE (12B-1) FEES

Each AIM Fund (except AIM Tax-Free Intermediate Fund) has adopted 12b-1 plans that allow the AIM Fund to pay distribution fees to A I M Distributors, Inc. (the distributor) for the sale and distribution of its shares and fees for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the AIM Fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES

Generally, you will not pay a sales charge on purchases or redemptions of Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund. You may be charged a contingent deferred sales charge if you redeem AIM Cash Reserve Shares of AIM Money Market Fund acquired through certain exchanges. Sales charges on all other AIM Funds and classes of those Funds are detailed below. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

INITIAL SALES CHARGES

The AIM Funds are grouped into three categories with respect to initial sales charges. The "Other Information" section of your prospectus will tell you in what category your particular AIM Fund is classified.

CATEGORY I INITIAL SALES CHARGES
------------------------------------------------------------
                                          INVESTOR'S
                                         SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
             Less than $   25,000      5.50%          5.82%
$ 25,000 but less than $   50,000      5.25           5.54
$ 50,000 but less than $  100,000      4.75           4.99
$100,000 but less than $  250,000      3.75           3.90
$250,000 but less than $  500,000      3.00           3.09
$500,000 but less than $1,000,000      2.00           2.04
-------------------------------------------------------------


                                      A-1                            MCF--10/00

                                 -------------
                                 THE AIM FUNDS
                                 -------------

CATEGORY II INITIAL SALES CHARGES
------------------------------------------------------------
                                           INVESTOR'S
                                          SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
             Less than $   50,000      4.75%          4.99%
$ 50,000 but less than $  100,000      4.00           4.17
$100,000 but less than $  250,000      3.75           3.90
$250,000 but less than $  500,000      2.50           2.56
$500,000 but less than $1,000,000      2.00           2.04
-------------------------------------------------------------

CATEGORY III INITIAL SALES CHARGES
-------------------------------------------------------------
                                          INVESTOR'S
                                         SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
             Less than $  100,000      1.00%          1.01%
$100,000 but less than $  250,000      0.75           0.76
$250,000 but less than $1,000,000      0.50           0.50
-------------------------------------------------------------

CONTINGENT DEFERRED SALES CHARGES FOR CLASS A SHARES

You can purchase $1,000,000 or more of Class A shares at net asset value. However, if you purchase shares of that amount in Categories I or II, they will be subject to a contingent deferred sales charge (CDSC) of 1% if you redeem them prior to 18 months after the date of purchase. The distributor may pay a dealer concession and/or a service fee for purchases of $1,000,000 or more.

CONTINGENT DEFERRED SALES CHARGES FOR
CLASS B AND CLASS C SHARES

You can purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages:

     YEAR SINCE
    PURCHASE MADE          CLASS B            CLASS C
----------------------------------------------------------
First                         5%                1%
Second                        4                None
Third                         3                None
Fourth                        3                None
Fifth                         2                None
Sixth                         1                None
Seventh and following       None               None
----------------------------------------------------------

COMPUTING A CDSC

The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, we will assume that you have redeemed shares on which there is no CDSC first and, then, shares in the order of purchase.

REDUCED SALES CHARGES
AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial consultant must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment.

REDUCED SALES CHARGES

You may be eligible to buy Class A shares at reduced initial sales charge rates under Rights of Accumulation or Letters of Intent under certain circumstances.

Rights of Accumulation

You may combine your new purchases of Class A shares with Class A shares currently owned for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all Class A shares you own.

Letters of Intent

Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of AIM Funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

INITIAL SALES CHARGE EXCEPTIONS

You will not pay initial sales charges

- on shares purchased by reinvesting dividends and distributions;

- when exchanging shares among certain AIM Funds;

- when using the reinstatement privilege; and

- when a merger, consolidation, or acquisition of assets of an AIM Fund occurs.

CONTINGENT DEFERRED SALES CHARGE (CDSC) EXCEPTIONS

You will not pay a CDSC

- if you redeem Class B shares you held for more than six years;

- if you redeem Class C shares you held for more than one year;

- if you redeem shares acquired through reinvestment of dividends and distributions; and

- on increases in the net asset value of your shares.

There may be other situations when you may be able to purchase or redeem shares at reduced or without sales charges. Consult the fund's Statement of Additional Information for details.

MCF--10/00                            A-2

                                --------------
                                 THE AIM FUNDS
                                --------------

PURCHASING SHARES

MINIMUM INVESTMENTS PER AIM FUND ACCOUNT

The minimum investments for AIM Fund accounts (except for investments in AIM Large Cap Opportunities Fund, AIM Mid Cap Opportunities Fund and AIM Small Cap Opportunities Fund) are as follows:

                                                                  INITIAL                      ADDITIONAL
TYPE OF ACCOUNT                                                 INVESTMENTS                    INVESTMENTS
-----------------------------------------------------------------------------------------------------------
Savings Plans (money-purchase/profit sharing     $  0 ($25 per AIM Fund investment for               $25
plans, 401(k) plans, Simplified Employee Pension      salary deferrals from Savings Plans)
(SEP) accounts, Salary Reduction (SARSEP)
accounts, Savings Incentive Match Plans for
Employee IRA (Simple IRA) accounts, 403(b) or
457 plans)
Automatic Investment Plans                         50                                                 50
IRA, Education IRA or Roth IRA                    250                                                 50
All other accounts                                500                                                 50
----------------------------------------------------------------------------------------------------------

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below.

PURCHASE OPTIONS
---------------------------------------------------------------------------------------------------------

                                OPENING AN ACCOUNT                     ADDING TO AN ACCOUNT
---------------------------------------------------------------------------------------------------------
Through a Financial Consultant  Contact your financial consultant.     Same

By Mail                         Mail completed account application     Mail your check and the remittance
                                and purchase payment to the            slip from your confirmation
                                transfer agent,                        statement to the transfer agent.
                                A I M Fund Services, Inc.,
                                P.O. Box 4739,
                                Houston, TX 77210-4739.

By Wire                         Mail completed account application     Call the transfer agent to receive
                                to the transfer agent. Call the        a reference number. Then, use the
                                transfer agent at (800) 959-4246 to    wire instructions at left.
                                receive a reference number. Then,
                                use the following wire
                                instructions:
                                Beneficiary Bank ABA/Routing #:
                                113000609
                                Beneficiary Account Number:
                                00100366807
                                Beneficiary Account Name: A I M
                                Fund Services, Inc.
                                RFB: Fund Name, Reference #
                                OBI: Your Name, Account #

By AIM Bank Connection(SM)      Open your account using one of the     Mail completed AIM Bank Connection
                                methods described above.               form to the transfer agent. Once
                                                                       the transfer agent has received the
                                                                       form, call the transfer agent to
                                                                       place your purchase order.

By AIM Internet Connect(SM)     Open your account using one of the     Select the AIM Internet Connect
                                methods described above.               option on your completed account
                                                                       application or complete an AIM
                                                                       Internet Connect Authorization
                                                                       Form. Mail the application or form
                                                                       to the transfer agent. Once your
                                                                       request for this option has been
                                                                       processed (which may take up to 10
                                                                       days), you may place your purchase
                                                                       order at www.aimfunds.com. The
                                                                       maximum purchase amount per
                                                                       transaction is $100,000. You may
                                                                       not purchase shares in AIM
                                                                       prototype retirement accounts on
                                                                       the internet.
----------------------------------------------------------------------------------------------------------

                                      A-3                            MCF--10/00

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SPECIAL PLANS

AUTOMATIC INVESTMENT PLAN

You can arrange for periodic investments in any of the AIM Funds by authorizing the AIM Fund to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $50. You may stop the Automatic Investment Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal.

DOLLAR COST AVERAGING

Dollar Cost Averaging allows you to make automatic monthly or quarterly exchanges, if permitted, from one AIM Fund account to one or more other AIM Fund accounts with the identical registration. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the 10th or 25th day of the month, whichever you specify, in the amount you specify. The minimum amount you can exchange to another AIM Fund is $50.

AUTOMATIC DIVIDEND INVESTMENT

All of your dividends and distributions may be paid in cash or invested in any AIM Fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same AIM Fund. You may invest your dividends and distributions (1) into another AIM Fund in the same class of shares; or (2) from Class A shares into AIM Cash Reserve Shares of AIM Money Market Fund, or vice versa.

  You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another AIM Fund:

(1) Your account balance (a) in the AIM Fund paying the dividend must be at least $5,000; or (b) in the AIM Fund receiving the dividend must be at least $500;

(2) Both accounts must have identical registration information; and

(3) You must have completed an authorization form to reinvest dividends into another AIM Fund.

PORTFOLIO REBALANCING PROGRAM

If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your AIM Fund holdings should be rebalanced, on a percentage basis, between two and ten of your AIM Funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your AIM Funds for shares of the same class of one or more other AIM Funds in your portfolio. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend or terminate the Program at any time on 60 days' prior written notice.

RETIREMENT PLANS

Shares of most of the AIM Funds can be purchased through tax-sheltered retirement plans made available to corporations, individuals and employees of non-profit organizations and public schools. A plan document must be adopted to establish a retirement plan. You may use AIM Funds-sponsored retirement plans, which include IRAs, Education IRAs, Roth IRAs, 403(b) plans, 401(k) plans, SIMPLE IRA plans, SEP/SARSEP plans and Money Purchase/Profit Sharing plans, or another sponsor's retirement plan. The plan custodian of the AIM Funds-sponsored retirement plan assesses an annual maintenance fee of $10. Contact your financial consultant for details.

REDEEMING SHARES

REDEMPTION FEES

Generally, we will not charge you any fees to redeem your shares. Your broker or financial consultant may charge service fees for handling redemption transactions. Your shares also may be subject to a contingent deferred sales charge (CDSC).

REDEMPTION OF AIM CASH RESERVE SHARES OF
AIM MONEY MARKET FUND ACQUIRED BY EXCHANGE

If you redeem AIM Cash Reserve Shares acquired by exchange from Class A shares subject to a CDSC within 18 months of the purchase of the Class A shares, you will be charged a CDSC.

REDEMPTION OF CLASS B SHARES OR CLASS C
SHARES ACQUIRED BY EXCHANGE FROM AIM CASH
RESERVE SHARES OF AIM MONEY MARKET FUND

We will begin the holding period for purposes of calculating the CDSC on Class B shares or Class C shares acquired by exchange from AIM Cash Reserve Shares of AIM Money Market Fund at the time of the exchange into Class B shares or Class C shares.

REDEMPTION OF CLASS B SHARES ACQUIRED BY
EXCHANGE FROM AIM FLOATING RATE FUND

If you redeem Class B shares you acquired by exchange via a tender offer by AIM Floating Rate Fund, the early withdrawal charge applicable to shares of AIM Floating Rate Fund will be applied instead of the CDSC normally applicable to Class B shares.

MCF--10/00                            A-4

                                 -------------
                                 THE AIM FUNDS
                                 -------------

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial     Contact your financial consultant.
Consultant

By Mail                 Send a written request to the transfer agent. Requests must include (1) original signatures of all registered owners;
                        (2) the name of the AIM Fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an
                        executed stock power; and (4) signature guarantees, if
                        necessary (see below). The transfer agent may require that you provide additional information, such as corporate
                        resolutions or powers of attorney, if applicable. If you are redeeming from an IRA account, you must include a statement of whether or not you are at least 59 1/2 years old and
                        whether you wish to have federal income tax withheld from
                        your proceeds. The transfer agent may require certain other information before you can redeem from an employer-sponsored retirement plan. Contact your employer for details.

By Telephone            Call the transfer agent. You will be allowed to redeem by
                        telephone if (1) the proceeds are to be mailed to the
                        address on record (if there has been no change communicated to us within the last 30 days) or transferred electronically to a pre-authorized checking account; (2) you do not hold
                        physical share certificates; (3) you can provide proper
                        identification information; (4) the proceeds of the
                        redemption do not exceed $50,000; and (5) you have not
                        previously declined the telephone redemption privilege.
                        Certain accounts, including retirement accounts and 403(b)
                        plans, may not be redeemed by telephone. The transfer agent must receive your call during the hours of the customary
                        trading session of the New York Stock Exchange (NYSE) in
                        order to effect the redemption at that day's closing price.

By AIM Internet
Connect                 Place your redemption request at www.aimfunds.com. You will be allowed to redeem by internet if (1) you do not hold
                        physical share certificates; (2) you can provide proper
                        identification information; (3) the proceeds of the
                        redemption do not exceed $50,000; and (4) you have
                        established the internet trading option. AIM prototype
                        retirement accounts may not be redeemed on the internet.
                        The transfer agent must confirm your transaction during the hours of the customary trading session of the NYSE in order to effect the redemption at that day's closing price.

-------------------------------------------------------------------------------

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared.

REDEMPTION BY MAIL

If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds to the address on record with us. If your request is not in good order, you may have to provide us with additional documentation in order to redeem your shares.

REDEMPTION BY TELEPHONE

If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine and are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTION BY INTERNET

If you redeem by internet, we will transmit your redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by internet are genuine and are not liable for internet instructions that are reasonably believed to be genuine.

PAYMENT FOR SYSTEMATIC WITHDRAWALS

You may arrange for regular monthly or quarterly withdrawals from your account of at least $50. You also may make annual withdrawals if you own Class A shares. We will redeem enough shares from your account to cover the amount withdrawn. You must have an account balance of at least $5,000 to establish a Systematic Withdrawal Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

EXPEDITED REDEMPTIONS

(AIM Cash Reserve Shares of AIM Money Market Fund only)

If we receive your redemption order before 11:30 a.m. Eastern Time, we will try to transmit payment of redemption proceeds on that same day. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we generally will transmit payment on the next business day.

                                      A-5                            MCF--10/00

                                --------------
                                 THE AIM FUNDS
                                --------------

REDEMPTIONS BY CHECK

(Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund only)

You may redeem shares of these AIM Funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts.

SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and

(1) the amount is greater than $50,000;

(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution.

REINSTATEMENT PRIVILEGE (Class A shares only)

You may, within 90 days after you sell Class A shares (except Class A shares of AIM Tax-Exempt Cash Fund), reinvest all or part of your redemption proceeds in Class A shares of any AIM Fund at net asset value in an identically registered account. If you sold Class A shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund, you will incur an initial sales charge reflecting the difference between the initial sales charges on those Funds and the ones in which you will be investing. In addition, if you paid a contingent deferred sales charge (CDSC) on any reinstated amount, you will not be subject to a CDSC if you later redeem that amount. You must notify the transfer agent in writing at the time you reinstate that you are exercising your reinstatement privilege. You may exercise this privilege only once per year.

REDEMPTIONS BY THE AIM FUNDS

If your account has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the AIM Funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 or by utilizing the Automatic Investment Plan.
  If an AIM Fund determines that you have not provided a correct Social Security or other tax ID number on your account application, the AIM Fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one AIM Fund for those of another AIM Fund. Before requesting an exchange, review the prospectus of the AIM Fund you wish to acquire. Exchange privileges also apply to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

PERMITTED EXCHANGES

Except as otherwise stated below, you may exchange your shares for shares of the same class of another AIM Fund. You may exchange AIM Cash Reserve Shares of AIM Money Market Fund for Class A shares of another AIM Fund, or vice versa. You also may exchange AIM Cash Reserve Shares of AIM Money Market Fund for Class B shares or Class C shares of another AIM Fund, but only if the AIM Cash Reserve Shares were purchased directly and not acquired by exchange. You may be required to pay an initial sales charge when exchanging from a Fund with a lower initial sales charge than the one into which you are exchanging. If you exchange from Class A shares not subject to a CDSC into Class A shares subject to those charges, you will be charged a CDSC when you redeem the exchanged shares. The CDSC charged on redemption of those shares will be calculated starting on the date you acquired those shares through exchange.


YOU WILL NOT PAY A SALES CHARGE WHEN EXCHANGING:


(1) Class A shares with an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) for Class A shares of another AIM Fund or AIM Cash Reserve Shares of AIM Money Market Fund;

(2) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund for

    (a) one another;

    (b) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund; or

    (c) Class A shares of another AIM Fund, but only if

       (i)  you acquired the original shares before May 1, 1994; or

       (ii) you acquired the original shares on or after May 1, 1994 by way of an exchange from shares with higher sales charges;

(3) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for

    (a) one another;

    (b) Class A shares of an AIM Fund subject to an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), but only if you acquired the original shares

       (i) prior to May 1, 1994 by exchange from Class A shares subject to an initial sales charge;

MCF--10/00                            A-6

                                --------------
                                 THE AIM FUNDS
                                --------------

       (ii) on or after May 1, 1994 by exchange from Class A shares subject to an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund); or

    (c) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, but only if you acquired the original shares by exchange from Class A shares subject to an initial sales charge; or

(4) Class B shares for other Class B shares, and Class C shares for other Class C shares.

(5) AIM Cash Reserve Shares of AIM Money Market Fund for Class B shares and Class C shares.

EXCHANGES NOT PERMITTED

You may not exchange Class A shares subject to contingent deferred sales charges for Class A shares of AIM Limited Maturity Treasury Fund, AIM Tax-Free Intermediate Fund or AIM Tax-Exempt Cash Fund.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- You must meet the minimum purchase requirements for the AIM Fund into which you are exchanging;

- Shares of the AIM Fund you wish to acquire must be available for sale in your state of residence;

- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

- Shares must have been held for at least one day prior to the exchange;

- If you have physical share certificates, you must return them to the transfer agent prior to the exchange; and

- You are limited to a maximum of 10 exchanges per calendar year, because excessive short-term trading or market-timing activity can hurt fund performance. If you exceed that limit, or if an AIM Fund or the distributor determines, in its sole discretion, that your short-term trading is excessive or that you are engaging in market-timing activity, it may reject any additional exchange orders. An exchange is the movement out of (redemption) one AIM Fund and into (purchase) another AIM Fund.

TERMS OF EXCHANGE

Under unusual market conditions, an AIM Fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. There is no fee for exchanges. The exchange privilege is not an option or right to purchase shares. Any of the participating AIM Funds or the distributor may modify or discontinue this privilege at any time.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the AIM Funds from which and into which the exchange is to be made.

BY TELEPHONE

Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours of the customary trading session of the NYSE; however, you still will be allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.

BY INTERNET

You will be allowed to exchange by internet if (1) you do not hold physical share certificates; (2) you can provide proper identification information; and
(3) you have established the internet trading option.

EXCHANGING CLASS B AND CLASS C SHARES

If you make an exchange involving Class B or Class C shares, the amount of time you held the original shares will be added to the holding period of the Class B or Class C shares, respectively, into which you exchanged for the purpose of calculating contingent deferred sales charges (CDSC) if you later redeem the exchanged shares. If you redeem Class B shares acquired by exchange via a tender offer by AIM Floating Rate Fund, you will be credited with the time period you held the shares of AIM Floating Rate Fund for the purpose of computing the early withdrawal charge applicable to those shares.




-------------------------------------------------------------------------------
 EACH AIM FUND AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME TO:

 - REJECT OR CANCEL ANY PART OF ANY PURCHASE OR EXCHANGE ORDER;

 - MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY AIM FUND;

 - REJECT OR CANCEL ANY REQUEST TO ESTABLISH THE AUTOMATIC INVESTMENT PLAN AND SYSTEMATIC WITHDRAWAL PLAN OPTIONS ON THE SAME ACCOUNT; OR

 - WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS.
 ------------------------------------------------------------------------------

                                     A-7                             MCF--10/00

                                --------------
                                 THE AIM FUNDS
                                --------------

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each AIM Fund's shares is the fund's net asset value per share. The AIM Funds value portfolio securities for which market quotations are readily available at market value. The AIM Funds value short-term investments maturing within 60 days at amortized cost, which approximates market value. AIM Money Market Fund and AIM Tax-Exempt Cash Fund value all of their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund, AIM Tax-Exempt Bond Fund of Connecticut and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

  The AIM Funds value all other securities and assets at their fair value. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day. In addition, if, between the time trading ends on a particular security and the close of the customary trading session of the NYSE, events occur that materially affect the value of the security, the AIM Funds may value the security at its fair value as determined in good faith by or under the supervision of the Board of Directors or Trustees of the AIM Fund. The effect of using fair value pricing is that an AIM Fund's net asset value will be subject to the judgment of the Board of Directors or Trustees or its designee instead of being determined by the market. Because some of the AIM Funds may invest in securities that are primarily listed on foreign exchanges that trade on days when the AIM Funds do not price their shares, the value of those funds' assets may change on days when you will not be able to purchase or redeem fund shares.

  Each AIM Fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or any earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each day the NYSE is open for business.

TIMING OF ORDERS

You can purchase, exchange or redeem shares during the hours of the customary trading session of the NYSE. The AIM Funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good form. An AIM Fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets. Different tax rates may apply to ordinary income and long-term capital gain distributions, regardless of how long you have held your shares. Every year, you will be sent information showing the amount of dividends and distributions you received from each AIM Fund during the prior year.

  Any long-term or short-term capital gains realized from redemptions of AIM Fund shares will be subject to federal income tax. Exchanges of shares for shares of another AIM Fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

  INVESTORS IN TAX-EXEMPT FUNDS SHOULD READ THE INFORMATION UNDER THE HEADING "OTHER INFORMATION -- SPECIAL TAX INFORMATION REGARDING THE FUND" IN THEIR PROSPECTUS.

  The foreign, state and local tax consequences of investing in AIM Fund shares may differ materially from the federal income tax consequences described above. You should consult your tax advisor before investing.

MCF--10/00                            A-8

                              -------------------
                              AIM WEINGARTEN FUND
                              -------------------

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

  If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us

---------------------------------------------------------

BY MAIL:                     A I M Fund Services, Inc.
                             P.O. Box 4739
                             Houston, TX 77210-4739

BY TELEPHONE:                (800) 347-4246

ON THE INTERNET:             You can send us a request
                             by e-mail or download
                             prospectuses, annual or
                             semiannual reports via
                             our website:
                             http://www.aimfunds.com

---------------------------------------------------------

You also can review and obtain copies of the fund's SAI, reports and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

-----------------------------------
 AIM Weingarten Fund
 SEC 1940 Act file number: 811-1424
-----------------------------------

[AIM LOGO APPEARS HERE]  www.aimfunds.com   WEI-PRO-1   INVEST WITH DISCIPLINE
--Registered Trademark--                               --Registered Trademark--

                                                                    STATEMENT OF
                                                          ADDITIONAL INFORMATION


                                RETAIL CLASSES OF

                           AIM AGGRESSIVE GROWTH FUND
                               AIM BLUE CHIP FUND
                          AIM CAPITAL DEVELOPMENT FUND
                                AIM CHARTER FUND
                             AIM CONSTELLATION FUND
                        AIM DENT DEMOGRAPHIC TRENDS FUND
                            AIM EMERGING GROWTH FUND
                         AIM LARGE CAP BASIC VALUE FUND
                            AIM LARGE CAP GROWTH FUND
                             AIM MID CAP GROWTH FUND
                               AIM WEINGARTEN FUND

                              (SERIES PORTFOLIOS OF
                                AIM EQUITY FUNDS)

                                11 GREENWAY PLAZA
                                    SUITE 100
                             HOUSTON, TX 77046-1173
                                 (713) 626-1919

                                   ----------

          THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS
                    AND IT SHOULD BE READ IN CONJUNCTION WITH
                     A PROSPECTUS OF THE ABOVE-NAMED FUNDS,
                 A COPY OF WHICH MAY BE OBTAINED FREE OF CHARGE
                      FROM AUTHORIZED DEALERS OR BY WRITING
                            A I M DISTRIBUTORS, INC.,
                      P.O. BOX 4739, HOUSTON, TX 77210-4739
                          OR BY CALLING (800) 347-4246.

                                   ----------

      STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 1, 2001, RELATING TO
         THE AIM AGGRESSIVE GROWTH FUND PROSPECTUS DATED MARCH 1, 2001,
             THE AIM BLUE CHIP FUND PROSPECTUS DATED MARCH 1, 2001,
        THE AIM CAPITAL DEVELOPMENT FUND PROSPECTUS DATED MARCH 1, 2001,
              THE AIM CHARTER FUND PROSPECTUS DATED MARCH 1, 2001,
           THE AIM CONSTELLATION FUND PROSPECTUS DATED MARCH 1, 2001,
      THE AIM DENT DEMOGRAPHIC TRENDS FUND PROSPECTUS DATED MARCH 1, 2001,
                THE AIM EMERGING GROWTH FUND DATED MARCH 1, 2001,
       THE AIM LARGE CAP BASIC VALUE FUND PROSPECTUS DATED MARCH 1, 2001,
          THE AIM LARGE CAP GROWTH FUND PROSPECTUS DATED MARCH 1, 2001,
           THE AIM MID CAP GROWTH FUND PROSPECTUS DATED MARCH 1, 2001,
           AND THE AIM WEINGARTEN FUND PROSPECTUS DATED MARCH 1, 2001

                                TABLE OF CONTENTS

                                                                                                PAGE
INTRODUCTION......................................................................................1

GENERAL INFORMATION ABOUT THE TRUST...............................................................1

         The Trust and Its Shares.................................................................1

PERFORMANCE.......................................................................................4

         Total Return Calculations................................................................5
         Total Return Quotations..................................................................5
         Historical Portfolio Results.............................................................5
         Yield Quotations.........................................................................8

PORTFOLIO TRANSACTIONS AND BROKERAGE..............................................................9

         General Brokerage Policy.................................................................9
         Allocation of Portfolio Transactions....................................................10
         Allocation of IPO Securities Transactions...............................................10
         Section 28(e) Standards.................................................................11
         Transactions with Regular Brokers.......................................................12
         Brokerage Commissions Paid..............................................................12
         Portfolio Turnover......................................................................13

INVESTMENT STRATEGIES AND RISKS..................................................................13

         Real Estate Investment Trusts ("REITs").................................................17
         Foreign Securities......................................................................18
         Foreign Exchange Transactions...........................................................19
         Illiquid Securities.....................................................................19
         Rule 144A Securities....................................................................19
         Repurchase Agreements...................................................................20
         Reverse Repurchase Agreements...........................................................20
         Special Situations......................................................................20
         Short Sales.............................................................................21
         Margin Transactions.....................................................................21
         Warrants................................................................................21
         Securities Issued on a When-Issued or Delayed Delivery Basis............................22
         Investment in Unseasoned Issuers........................................................22
         Lending of Portfolio Securities.........................................................22
         Interfund Loans.........................................................................23
         Borrowing...............................................................................23
         Equity-Linked Derivatives...............................................................23
         Investment in Other Investment Companies................................................23
         Temporary Defensive Investments.........................................................24
         Swaps, Caps, Floors and Collars.........................................................24

OPTIONS, FUTURES AND CURRENCY STRATEGIES.........................................................24

         Introduction............................................................................24
         General Risks of Options, Futures and Currency Strategies...............................24
         Cover...................................................................................25
         Writing Call Options....................................................................25
         Writing Put Options.....................................................................26
         Purchasing Put Options..................................................................26
         Purchasing Call Options.................................................................27
         Over-the-Counter Options................................................................27

         Index Options...........................................................................28
         Limitations on Options..................................................................28
         Interest Rate, Currency and Stock Index Futures Contracts...............................28
         Options on Futures Contracts............................................................29
         Forward Contracts.......................................................................29
         Limitations on Use of Futures, Options on Futures and Certain Options on Currencies.....30

INVESTMENT RESTRICTIONS..........................................................................30

         Fundamental Restrictions................................................................30
         Non-Fundamental Restrictions............................................................31

MANAGEMENT.......................................................................................32

         Trustees and Officers...................................................................32

ESTIMATED ANNUAL BENEFITS UPON RETIREMENT........................................................37

INVESTMENT ADVISORY AND OTHER SERVICES...........................................................38

THE DISTRIBUTION PLANS...........................................................................43

         The Class A and C Plan..................................................................43
         The Class B Plan........................................................................44
         Both Plans..............................................................................44

THE DISTRIBUTOR..................................................................................48

SALES CHARGES AND DEALER CONCESSIONS.............................................................50

REDUCTIONS IN INITIAL SALES CHARGES..............................................................53

CONTINGENT DEFERRED SALES CHARGE EXCEPTIONS......................................................57

HOW TO PURCHASE AND REDEEM SHARES................................................................59

         Backup Withholding......................................................................60

NET ASSET VALUE DETERMINATION....................................................................61

DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS.........................................................62

         Reinvestment of Dividends and Distributions.............................................62
         Tax Matters.............................................................................62
         Qualification as a Regulated Investment Company.........................................62
         Determination of Taxable Income of a Regulated Investment Company.......................63
         Excise Tax on Regulated Investment Companies............................................64
         Fund Distributions......................................................................65
         Sale or Redemption of Shares............................................................67
         Reinstatement Privilege.................................................................67
         Foreign Shareholders....................................................................67
         Effect of Future Legislation; Local Tax Considerations..................................68
         Passive Foreign Investment Companies....................................................68

SHAREHOLDER INFORMATION..........................................................................69

MISCELLANEOUS INFORMATION........................................................................71

         Charges for Certain Account Information.................................................71
         Audit Reports...........................................................................71
         Legal Matters...........................................................................72

         Custodian and Transfer Agent............................................................72
         Principal Holders of Securities.........................................................72
         Other Information.......................................................................82

APPENDIX........................................................................................A-1

         Description of Commercial Paper Ratings................................................A-1
         Description of Corporate Bond Ratings..................................................A-1

FINANCIAL STATEMENTS.............................................................................FS

                                  INTRODUCTION


                  AIM Equity Funds (the "Trust") is a series mutual fund. The rules and regulations of the United States Securities and Exchange Commission (the "SEC") require all mutual funds to furnish prospective investors certain information concerning the activities of the fund being considered for investment. The information for the Retail Classes of AIM Aggressive Growth Fund ("Aggressive Growth") is included in a Prospectus dated March 1, 2001. The information for the Retail Classes of AIM Blue Chip Fund ("Blue Chip") is included in a Prospectus dated March 1, 2001. The information for the Retail Classes of AIM Capital Development Fund ("Capital Development") is included in a Prospectus dated March 1, 2001. The information for the Retail Classes of AIM Charter Fund ("Charter") is included in a Prospectus dated March 1, 2001. The information for the Retail Classes of AIM Constellation Fund ("Constellation") is included in a Prospectus dated March 1, 2001. The information for the AIM Dent Demographic Trends Fund ("Demographic Trends") is included in a Prospectus dated March 1, 2001. The information for the Retail Classes of AIM Emerging Growth Fund ("Emerging Growth") is included in a Prospectus dated March 1, 2001. The information for the Retail Classes of AIM Large Cap Basic Value Fund ("Large Cap Basic Value") is included in a Prospectus dated March 1, 2001. The information for the Retail Classes of AIM Large Cap Growth Fund ("Large Cap Growth") is included in a Prospectus dated March 1, 2001. The information for the Retail Classes of AIM Mid Cap Growth Fund ("Mid Cap") is included in a Prospectus dated March 1, 2001. The information for the Retail Classes of AIM Weingarten Fund ("Weingarten") is included in a Prospectus dated March 1, 2001. Copies of the Prospectuses and additional copies of this Statement of Additional Information may be obtained without charge by writing the principal distributor of the Funds' shares, A I M Distributors, Inc. ("AIM Distributors"), P.O. Box 4739, Houston, Texas 77210-4739 or by calling (800) 347-4246. Investors must receive a Prospectus before they invest.


                  This Statement of Additional Information is intended to furnish prospective investors with additional information concerning the Funds. Some of the information required to be in this Statement of Additional Information is also included in the Prospectuses; and, in order to avoid repetition, reference will be made to sections of the Prospectuses. Additionally, the Prospectuses and this Statement of Additional Information omit certain information contained in the Trust's Registration Statement filed with the SEC. Copies of the Registration Statement, including items omitted from the Prospectuses and this Statement of Additional Information, may be obtained from the SEC by paying the charges described under its rules and regulations.


                       GENERAL INFORMATION ABOUT THE TRUST

THE TRUST AND ITS SHARES

                  The Trust currently is organized as a Delaware business trust under an Agreement and Declaration of Trust, dated December 6, 1999, as amended (the "Trust Agreement"). The Trust was previously organized as AIM Equity Funds, Inc. ("AEF"), a Maryland corporation. Pursuant to an Agreement and Plan of Reorganization, the AEF Funds (defined below) were reorganized on June 21, 2000 as portfolios of the Trust, which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified open-end series management investment company.

                  Under the Trust Agreement, the Board of Trustees is authorized to create new series of shares without the necessity of a vote of shareholders of the Trust. The Trust currently consists of eleven separate portfolios:
Aggressive Growth, Blue Chip, Capital Development, Charter, Constellation, Demographic Trends, Emerging Growth, Large Cap Basic Value, Large Cap Growth, Mid Cap, and Weingarten (each an "AEF Fund" and collectively, the "AEF Funds"). Charter, Weingarten and Constellation each have four separate classes: Class A, Class B and Class C and an Institutional Class. Aggressive Growth, Blue Chip, Capital Development, Demographic Trends, Emerging Growth, Large Cap Basic Value, Large Cap Growth and Mid Cap each have three classes of shares: Class A, Class B and Class C shares. Class A shares (sold with a front-end sales charge) and Class B and Class C shares (each sold with a contingent deferred sales charge) of the AEF Funds are also referred to as the

Retail Classes. Prior to October 15, 1993, Aggressive Growth was a portfolio of AIM Funds Group ("AFG"), a Massachusetts business trust. Pursuant to an Agreement and Plan of Reorganization between AFG and AEF, Aggressive Growth was redomesticated as a portfolio of AEF. All historical financial and other information contained in this Statement of Additional Information for periods prior to October 15, 1993, relating to Aggressive Growth is that of AFG's Aggressive Growth. Blue Chip acquired the investment portfolio of Baird Blue Chip Fund, Inc. (the "BBC Fund"), a registered management investment company, on June 3, 1996, in a corporate reorganization. All historical financial information contained in this Statement of Additional Information for periods prior to June 3, 1996, relating to Blue Chip is that of the BBC Fund. Capital Development acquired substantially all of the assets of Baird Capital Development Fund, Inc. (the "BCD Fund"), a registered management investment company, on August 12, 1996 in a corporate reorganization. All historical financial information contained in this Statement of Additional Information for periods prior to August 12, 1996, relating to Capital Development is that of the BCD Fund.

                  Pursuant to the Agreement and Plan of Reorganization, the Funds succeeded to the assets and assumed the liabilities of the series portfolios with corresponding names (the "Predecessor Funds") of AEF. All historical financial and other information contained in this Statement of Additional Information for periods prior to June 21, 2000 relating to the Funds (or a class thereof) is that of the Predecessor Funds (or the corresponding class thereof).

                  Shares of beneficial interest of the Trust are redeemable at their net asset value (subject, in certain circumstances, to a contingent deferred sales charge) at the option of the shareholder or at the option of the Trust in certain circumstances. For information concerning the methods of redemption, investors should consult the Prospectuses under the caption "Redeeming Shares."

                  This Statement of Additional Information relates solely to the Retail Classes of the Funds.

                  The assets received by the Trust from the issue or sale of shares of each of its series of shares, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are specifically allocated to the appropriate Fund. They constitute the underlying assets of each Fund, are required to be segregated on the Trust's books of account, and are to be charged with the expenses with respect to such Fund and its respective classes. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated by or under the direction of the Board of Trustees, primarily on the basis of relative net assets, or other relevant factors.

                  Each share of each Fund represents an equal proportionate interest in that Fund with each other share and is entitled to such dividends and distributions out of the income belonging to such Fund as are declared by the Board. Each class represents interests in the same portfolio of investments but, as further described in the Prospectuses, each such class is subject to differing sales charges and expenses, which differences will result in differing net asset values and dividends and distributions. Upon any liquidation of the Trust, shareholders of each class are entitled to share pro rata in the net assets belonging to the applicable Fund allocable to such class available for distribution after satisfaction of outstanding liabilities of the Fund allocable to such class.

                  The Trust is not required to hold annual or regular meetings of shareholders. Meetings of shareholders of a Fund will be held from time to time to consider matters requiring a vote of such shareholders in accordance with the requirements of the 1940 Act, state law or the provisions of the Trust Agreement. It is not expected that shareholder meetings will be held annually.

                  Shares of the Retail Classes and the Institutional Class of each Fund have equal rights and privileges. Each share of a particular class is entitled to one vote, to participate equally in dividends and distributions declared by the Trust's Board of Trustees with respect to the class of such Fund and, upon liquidation of the Fund, to participate proportionately in the net assets of the Fund allocable to such class remaining after satisfaction of outstanding liabilities of the Fund allocable to such class. Fund shares are fully paid, non-assessable and fully transferable when issued and have no preemptive rights and have such conversion and exchange rights as set forth in the Prospectuses and this Statement of Additional

Information. Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share.

                  Class B shares automatically convert to Class A shares at the end of the month which is eight years after the date of purchase. A pro rata portion of shares from reinvested dividends and distributions convert at the same time. No other shares have conversion rights. Because Class B shares convert into Class A shares, the holders of Class B shares (as well as the holders of Class A shares) of each Fund must approve any material increase in fees payable with respect to that Fund under the Class A and C Plan or a new class of shares into which the Class B shares will convert must be created which will be identical in all material respects to the Class A shares prior to the material increase in fees.

                  Except as specifically noted above, shareholders of each Fund are entitled to one vote per share (with proportionate voting for fractional shares), irrespective of the relative net asset value of the different classes of shares, where applicable, of a Fund. However, on matters affecting one portfolio of the Trust or one class of shares, a separate vote of shareholders of that portfolio or class is required. Shareholders of a portfolio or class are not entitled to vote on any matter which does not affect that portfolio or class but which requires a separate vote of another portfolio or class. An example of a matter which would be voted on separately by shareholders of a portfolio is the approval of an advisory agreement, and an example of a matter which would be voted on separately by shareholders of a class of shares is approval of a distribution plan.


                  Shareholders of the Funds do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares of all Funds voting together for election of trustees may elect all of the members of the Board of Trustees of the Trust. In such event, the remaining holders cannot elect any trustees of the Trust.

                  The Trust Agreement provides that the trustees of the Trust shall hold office during the existence of the Trust, except as follows: (a) any trustee may resign or retire; (b) any trustee may be removed by a vote of at least two-thirds of the outstanding shares of the Trust, or at any time by written instrument signed by at least two-thirds of the trustees and specifying when such removal becomes effective; or (c) any trustee who has died or become incapacitated and is unable to serve may be retired by a written instrument signed by a majority of the trustees and specifying the date of his or her retirement.

                  Under Delaware law, shareholders of a Delaware business trust shall be entitled to the same limitations or liability extended to shareholders of private for-profit corporations, however, there is a remote possibility that shareholders could, under certain circumstances, be held liable for the obligations of the Trust to the extent the courts of another state which does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees to all parties, and each party thereto must expressly waive all rights of action directly against shareholders of the Trust. The Trust Agreement provides for indemnification out of the property of a Fund for all losses and expenses of any shareholder of such Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which a Fund would be unable to meet its obligations and wherein the complaining party was held not to be bound by the disclaimer.

                  The Trust Agreement further provides that the trustees and officers will not be liable for any act, omission or obligation of the Trust or any trustee or officer. However, nothing in the Trust Agreement protects a trustee or officer against any liability to the Trust or to the shareholders to which a trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office with the Trust. The Trust Agreement provides for indemnification by the Trust of the trustees, officers, employees and agents of the Trust, if it is determined that such person acted in good faith and reasonably believed: (1) in the case of conduct in his or her official capacity for the Trust, that his or her conduct was in the Trust's best interests,

(2) in all other cases, that his or her conduct was at least not opposed to the Trust's best interests and (3) in a criminal proceeding, that he or she had no reason to believe that his or her conduct was unlawful. The Trust Agreement also authorizes the purchase of liability insurance on behalf of trustees and officers.


                                   PERFORMANCE

                  Each Fund's performance may be quoted in advertising in terms of yield or total return. All advertisements of the Funds will disclose the maximum sales charge, if any (including deferred sales charge) to which investments in shares of the Funds may be subject. If any advertised performance data does not reflect the maximum sales charge (if any), such advertisement will disclose that the sales charge has not been deducted in computing the performance data, and that, if reflected, the maximum sales charge would reduce the performance quoted.

                  Standardized total return for Class A shares of a Fund reflects the deduction of the maximum initial sales charge at the time of purchase. Standardized total return for Class B shares of a Fund reflects the deduction of the maximum applicable contingent deferred sales charge on a redemption of shares held for the period. Standardized total return for Class C shares of a Fund reflects the deduction of a 1% contingent deferred sales charge, if applicable, on a redemption of shares held for the period.

                  A Fund's total return shows its overall change in value, including changes in share price and assuming all the Fund's dividends and capital gain distributions are reinvested and that all charges and expenses are deducted. A cumulative total return reflects a Fund's performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period. BECAUSE AVERAGE ANNUAL RETURNS TEND TO EVEN OUT VARIATIONS IN A FUND'S RETURN, INVESTORS SHOULD RECOGNIZE THAT SUCH RETURNS ARE NOT THE SAME AS ACTUAL YEAR-BY-YEAR RESULTS. To illustrate the components of overall performance, a Fund may separate its cumulative and average annual returns into income results and capital gain or loss.

                  A fund may participate in the initial public offering ("IPO") market, and a significant portion of the fund's returns may be attributable to its investment in IPOs. Investment in IPOs could have a magnified impact on a fund with a small asset base. There is no guarantee that as a fund's assets grow, it will continue to experience substantially similar performance by investing in IPOs.

                  Yield is computed in accordance with the standardized formula described below and can be expected to fluctuate from time to time and is not necessarily indicative of future results. Accordingly, yield information may not provide a basis for comparison with investments which pay a fixed rate of interest for a stated period of time. Yield is a function of the type and quality of a Fund's investments, the Fund's maturity and the Fund's operating expense ratio.

                  From time to time, A I M Advisors, Inc. ("AIM") or its affiliates may waive all or a portion of their fees and/or assume certain expenses of any Fund. Voluntary fee waivers or reductions or commitments to assume expenses may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions or commitments to assume expenses, AIM will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions or reimbursement of expenses set forth in the Fee Table in a Prospectus may not be terminated or amended to the Funds' detriment during the period stated in the agreement between AIM and the Fund. Fee waivers or reductions or commitments to reduce expenses will have the effect of increasing that Fund's yield and total return.

                  The performance of each Fund will vary from time to time and past results are not necessarily indicative of future results. A Fund's performance is a function of its portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses of the Fund and market conditions. A shareholder's investment in a Fund is not insured or guaranteed. These factors should be carefully considered by the investor before making an investment in any Fund.

                  Additional performance information is contained in a Fund's Annual Report to Shareholders, which is available upon request without charge.

TOTAL RETURN CALCULATIONS

                  Total returns quoted in advertising reflect all aspects of the applicable Fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in such Fund's net asset value per share over the period. Average annual returns are calculated by determining the growth or decline in value of a hypothetical investment in a particular Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that a Fund's performance is not constant over time, but changes from year to year, and that average annual returns do not represent the actual year-to-year performance of such Fund.

                  In addition to average annual returns, the Retail Class of each Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns, yields, and other performance information may be quoted numerically or in a table, graph or similar illustration. Total returns may be quoted with or without taking the applicable Fund's maximum applicable Class A front-end sales charge or Class B or Class C contingent deferred sales charge into account. Excluding sales charges from a total return calculation produces a higher total return figure.

TOTAL RETURN QUOTATIONS

                  The standard formula for calculating total return is as follows:
                                        n
                                  P(1+T) =ERV

Where         P     =    a hypothetical initial payment of $1,000.
              T     =    average annual total return (assuming the applicable
                         maximum sales load is deducted at the beginning of the
                         1, 5, or 10 year periods).
              n     =    number of years.
              ERV   =    ending redeemable value of a hypothetical $1,000
                         payment at the end of the 1, 5, or 10 year periods (or fractional portion of such period).

HISTORICAL PORTFOLIO RESULTS

     Total returns for Class A shares of Aggressive Growth, Blue Chip, Capital Development, Charter, Constellation, Demographic Trends, Emerging Growth, Large Cap Basic Value, Large Cap Growth, Mid Cap and Weingarten, for the one-year, five-year, ten-year, fifteen-year and twenty-year (or since inception, if shorter) periods ended October 31, 2000 (which include the maximum sales charge of 5.50% and reinvestment of all dividends and distributions), were as follows:

                         CLASS A AVERAGE ANNUAL RETURNS

                            ONE        FIVE        TEN       FIFTEEN      TWENTY       SINCE
                           YEAR       YEARS       YEARS       YEARS        YEARS     INCEPTION*
                           ----       -----       -----      -------      ------     ----------
AGGRESSIVE GROWTH         39.41%      17.02%       27.57%     18.15%        N/A       17.23%
BLUE CHIP                  5.45%      21.53%       18.04%       N/A         N/A       14.61%
CAPITAL DEVELOPMENT       35.09%        N/A          N/A        N/A         N/A       17.97%
CHARTER                    7.34%      19.14%       17.42%     16.81%      15.01%      14.41%
CONSTELLATION             29.03%      17.58%       23.81%     20.77%      16.56%      19.01%
DEMOGRAPHIC TRENDS        19.84%        N/A          N/A        N/A         N/A       30.75%
EMERGING GROWTH             N/A         N/A          N/A        N/A         N/A         N/A
LARGE CAP BASIC VALUE     24.90%        N/A          N/A        N/A         N/A       12.79%
LARGE CAP GROWTH          48.45%        N/A          N/A        N/A         N/A       36.85%
MID CAP                     N/A         N/A          N/A        N/A         N/A         N/A
WEINGARTEN                 4.48%      18.84%       17.88%     17.60%      16.51%      15.46%

                           CLASS A CUMULATIVE RETURNS


                            ONE        FIVE        TEN       FIFTEEN      TWENTY       SINCE
                           YEAR       YEARS       YEARS       YEARS        YEARS     INCEPTION*
                           ----       -----       -----      -------      ------     ----------
AGGRESSIVE GROWTH         39.41%      119.43%     1,041.87%  1,120.00%      N/A       1,278.64%
BLUE CHIP                  5.45%      165.11%       425.06%     N/A         N/A         550.59%
CAPITAL DEVELOPMENT       35.09%        N/A          N/A        N/A         N/A         105.95%
CHARTER                    7.34%      140.07%       398.37%    928.43%    1,540.40%   7,256.05%
CONSTELLATION             29.03%      124.76%       746.71%  1,595.48%    2,044.49%   7,017.61%
DEMOGRAPHIC TRENDS        19.84%        N/A          N/A        N/A         N/A          45.56%
EMERGING GROWTH             N/A         N/A          N/A        N/A         N/A         - 0.66%
LARGE CAP BASIC VALUE     24.90%        N/A          N/A        N/A         N/A          17.46%
LARGE CAP GROWTH          48.45%        N/A          N/A        N/A         N/A          68.79%
MID CAP                     N/A         N/A          N/A        N/A         N/A          35.92%
WEINGARTEN                 4.48%      137.06%      418.21%   1,038.40%    2,024.74%   8,991.04%



* The inception dates for the Class A shares of the Funds are May 1, 1984, February 4, 1987, June 17, 1996, November 26, 1968, April
          30, 1976, June 7, 1999, March 31, 2000, June 30, 1999, March 1, 1999,
          November 1, 1999 and June 17, 1969, respectively.

                  During the 10-year period ended October 31, 2000, a hypothetical $1,000 investment at the beginning of such period in Class A shares of Aggressive Growth, Blue Chip, Charter, Constellation and Weingarten would have been worth $11,419, $5,251, $4,984, $8,467 and $5,182, respectively, assuming all distributions were reinvested.

                  During the 15-year period ended October 31, 2000, a hypothetical $1,000 investment at the beginning of such period in Class A shares of Aggressive Growth, Charter, Constellation and Weingarten would have been worth $12,200, $10,284, $16,955 and $11,384, respectively, assuming all dividends were reinvested.

                  During the 20-year period ended October 31, 2000, a hypothetical $1,000 investment at the beginning of such period in Class A shares of Charter, Constellation and Weingarten would have been worth $16,404, $21,445 and $21,247 respectively, assuming all distributions were reinvested.

                  Total returns for each of the named Funds with respect to its Class B shares (which deduct the maximum contingent deferred sales charge of 5% and include reinvestment of all dividends and distributions), for the period ended October 31, 2000 (or since inception), were as follows:

                         CLASS B AVERAGE ANNUAL RETURNS


                                                               Since
                                          One Year           Inception*
                                          --------           ---------

            AGGRESSIVE GROWTH              41.29%               43.26%
            BLUE CHIP                       5.87%               21.10%
            CAPITAL DEVELOPMENT            37.01%               16.41%
            CHARTER                         7.76%               19.94%
            CONSTELLATION                  30.51%               18.81%
            DEMOGRAPHIC TRENDS             21.01%               32.70%
            EMERGING GROWTH                 N/A                  N/A
            LARGE CAP BASIC VALUE           N/A                  N/A
            LARGE CAP GROWTH               50.91%               32.23%
            MID CAP                         N/A                  N/A
            WEINGARTEN                      4.81%               19.78%

                           CLASS B CUMULATIVE RETURNS


                                                                 Since
                                           One Year            Inception*
                                           --------            ---------

            AGGRESSIVE GROWTH                41.29%              82.18%
            BLUE CHIP                         5.87%             118.49%
            CAPITAL DEVELOPMENT              37.01%              85.92%
            CHARTER                           7.76%             164.43%
            CONSTELLATION                    30.51%              67.48%
            DEMOGRAPHIC TRENDS               21.01%              48.60%
            EMERGING GROWTH                   N/A               - 0.30%
            LARGE CAP BASIC VALUE             N/A                 5.78%
            LARGE CAP GROWTH                 50.91%              55.16%
            MID CAP                           N/A                37.50%
            WEINGARTEN                        4.81%             162.57%

* The inception dates for the Class B shares of the Funds are March 1, 1999, October 1, 1996, October 1, 1996, June 26,
                  1995, November 3, 1997, June 7, 1999, March 31, 2000, August
                  1, 2000, April 5, 1999, November 1, 1999 and June 26, 1995,
                  respectively.

                  Total returns for each of the named Funds with respect to its Class C shares for the period ended October 31, 2000 (or since inception), were as follows:

                         CLASS C AVERAGE ANNUAL RETURNS


                                                                      Since
                                                One Year            Inception*
                                                --------            ---------

                  AGGRESSIVE GROWTH                45.21%              45.09%
                  BLUE CHIP                          9.83%             16.29%
                  CAPITAL DEVELOPMENT              41.04%              14.91%
                  CHARTER                          11.78%              15.67%
                  CONSTELLATION                    34.52%              17.55%
                  DEMOGRAPHIC TRENDS               25.01%              35.24%
                  EMERGING GROWTH                   N/A                 N/A
                  LARGE CAP BASIC VALUE             N/A                 N/A
                  LARGE CAP GROWTH                 54.86%              34.43%
                  MID CAP                           N/A                 N/A
                  WEINGARTEN                        8.77%              16.67%

                           CLASS C CUMULATIVE RETURNS


                                                                Since
                                          One Year            Inception*
                                          --------            ---------

          AGGRESSIVE GROWTH                 45.21%              86.08%
          BLUE CHIP                          9.83%              63.10%
          CAPITAL DEVELOPMENT               41.04%              56.90%
          CHARTER                           11.78%              60.30%
          CONSTELLATION                     34.52%              68.88%
          DEMOGRAPHIC TRENDS                25.01%              52.60%
          EMERGING GROWTH                    N/A                 3.60%
          LARGE CAP BASIC VALUE              N/A                 9.78%
          LARGE CAP GROWTH                  54.86%              59.26%
          MID CAP                            N/A                41.60%
          WEINGARTEN                         8.77%              64.84%

* The inception date for the Class C shares of the Funds is August 4, 1997, except the inception dates for the Class C shares of Aggressive Growth, Demographic Trends, Emerging Growth, Large Cap Basic Value, Large Cap Growth and Mid Cap are March 1, 1999, June 7, 1999, March 31, 2000, August 1,
                  2000, April 5, 1999 and November 1, 1999, respectively.

                  The performance data listed above is not necessarily indicative of the future performance of any of the Funds.

                  Average annual returns are not available for Class A, B and C shares of Emerging Growth and Class B and C shares of Large Cap Basic Value because these classes had no operations prior to October 31, 1999.

YIELD QUOTATIONS

                  The standard formula for calculating yield is as follows:

                                                   6
                      YIELD = 2[((a-b)/(c x d) + 1) -1]

Where             a   =    dividends and interest earned during a stated 30-day
                           period. For purposes of this calculation, dividends
                           are accrued rather than recorded on the ex-dividend
                           date. Interest earned under this formula must
                           generally be calculated based on the yield to
                           maturity of each obligation (or, if more appropriate,
                           based on yield to call date).
                  b   =    expense accrued during period (net of reimbursement).
                  c   =    the average daily number of shares outstanding during
                           the period.
                  d   =    the maximum offering price per share on the last day
                           of the period.

                  Each Fund's performance may be compared in advertising to the performance of other mutual funds in general, or of particular types of mutual funds, especially those with similar objectives. Such performance data may be prepared by Lipper Incorporated and other independent services which monitor the performance of mutual funds. The Funds may also advertise mutual fund performance rankings which have been assigned to each respective Fund by such monitoring services.

                  Each Fund's performance may also be compared in advertising and other materials to the performance of comparative benchmarks such as the Consumer Price Index ("CPI"), the Russell--Registered Trademark-- indices, the Standard & Poor's 500 Stock Index, and fixed-price investments such as bank certificates of deposit and/or savings accounts.

                  The CPI, published by the U.S. Bureau of Labor Statistics, is a statistical measure of changes, over time, in the prices of goods and services. Standard & Poor's 500 Stock Index is a group of unmanaged securities widely regarded by investors as representative of the stock market in general. Comparisons assume the reinvestment of dividends. Fixed Price Investments, such as bank certificates of deposits and savings accounts, are generally backed by federal agencies for up to $100,000.

                  Each Fund's advertising may from time to time include discussions of general economic conditions and interest rates. In addition, each Fund's long-term performance may be described in advertising in relation to historical, political and/or economic events. Each Fund's advertising may also include references to the use of the Fund as part of an individual's overall retirement investment program.

                  From time to time, Fund sales literature and/or advertisements may disclose (i) top holdings included in the Fund's portfolio, (ii) certain selling group members, and/or (iii) certain institutional shareholders.

                  From time to time, Demographic Trends sales literature and/or advertisements may quote (i) Harry S. Dent, Jr.'s theories on why the coming decade may offer unprecedented opportunities for investors, including his opinions on the stock market outlook and where growth may be strongest; (ii) Harry S. Dent, Jr.'s opinions and theories from his books and publications, including, but not limited to, Job Shock, The Great Boom Ahead and The Roaring 2000s, including his beliefs that (a) people's spending patterns may help predict the stock market, (b) the stock market has tended to perform best when a generation has reached its peak spending years from ages 45-50, and (c) as more and more baby boomers reach their peak spending age, they could propel stock prices up for the next decade; and (iii) Harry S. Dent, Jr.'s S-curve analysis, a forecasting tool used to analyze products that show remarkable growth.

                  Large Cap Growth invests primarily in domestic "brand-name" companies that are domiciled in the U.S. and compete in the global marketplace. By investing in companies whose products and services are marketed around the world, Large Cap Growth attempts to capture potential growth in foreign markets, while benefiting from the growth opportunities and relative stability of the U.S. marketplace.

                  From time to time, the Funds' sales literature and/or advertisements may discuss generic topics pertaining to the mutual fund industry. These topics include, but are not limited to, literature addressing general information about mutual funds, variable annuities, dollar-cost averaging, stocks, bonds, money markets, certificates of deposit, retirement, retirement plans, asset allocation, tax-free investing, college planning and inflation.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

GENERAL BROKERAGE POLICY

                  AIM makes decisions to buy and sell securities for each Fund, selects broker-dealers, effects the Funds' investment portfolio transactions, allocates brokerage fees in such transactions, and where applicable, negotiates commissions and spreads on transactions. AIM's primary consideration in effecting a security transaction is to obtain the most favorable execution of the order, which includes the best price on the security and a low commission rate. While AIM seeks reasonably competitive commission rates, the Funds may not pay the lowest commission or spread available. See "Section 28(e) Standards" below.

                  Some of the securities in which the Funds invest are traded in over-the-counter markets. In such transactions, a Fund deals directly with dealers who make markets in the securities involved, except when better prices are available elsewhere. Portfolio transactions placed through dealers who are primary market makers are effected at net prices without commissions, but which include compensation in the form of a mark up or mark down.

                  Traditionally, commission rates have not been negotiated on stock markets outside the United States. Although in recent years many overseas stock markets have adopted a system of negotiated rates, a number of markets maintain an established schedule of minimum commission rates.

                  AIM may determine target levels of commission business with various brokers on behalf of its clients (including the Funds) over a certain time period. The target levels will be based upon the following factors, among others: (1) the execution services provided by the broker; (2) the research services provided by the broker; and (3) the broker's interest in mutual funds in general and in the Funds and other mutual funds advised by AIM or A I M Capital Management, Inc. ("AIM Capital") (collectively, the "AIM Funds") in particular, including sales of the Funds and of the other AIM Funds. In connection with (3) above, the Funds' trades may be executed directly by dealers that sell shares of the AIM Funds or by other broker-dealers with which such dealers have clearing arrangements. AIM will not use a specific formula in connection with any of these considerations to determine the target levels.

                  The Funds may engage in certain principal and agency transactions with banks and their affiliates that own 5% or more of the outstanding voting securities of an AIM Fund, provided the conditions of an exemptive order received by the Funds from the SEC are met. In addition, a Fund may purchase or sell a security from or to another AIM Fund or account and may invest in affiliated money market funds, provided the Funds follow procedures adopted by the Board of Directors/Trustees of the various AIM Funds, including the Trust. These inter-fund transactions do not generate brokerage commissions but may result in custodial fees or taxes or other related expenses.

ALLOCATION OF PORTFOLIO TRANSACTIONS

                  AIM and its affiliates manage numerous other investment accounts. Some of these accounts may have investment objectives similar to the Funds. Occasionally, identical securities will be appropriate for investment by one of the Funds and by another Fund or one or more of these investment accounts. However, the position of each account in the same securities and the length of time that each account may hold its investment in the same securities may vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities is consistent with the investment policies of the Fund(s) and one or more of these accounts, and is considered at or about the same time, AIM will fairly allocate transactions in such securities among the Fund(s) and these accounts. AIM may combine such transactions, in accordance with applicable laws and regulations, to obtain the most favorable execution. Simultaneous transactions could, however, adversely affect a Fund's ability to obtain or dispose of the full amount of a security which it seeks to purchase or sell.

                  Sometimes the procedure for allocating portfolio transactions among the various investment accounts advised by AIM could have an adverse effect on the price or amount of securities available to a Fund. In making such allocations, AIM considers the investment objectives and policies of its advisory clients, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the judgments of the persons responsible for recommending the investment.

ALLOCATION OF IPO SECURITIES TRANSACTIONS

                  From time to time, certain of the AIM Funds or other accounts managed by AIM may become interested in participating in security distributions that are available in an IPO, and occasions may arise when purchases of such securities by one AIM Fund or account may also be considered for purchase by one or more other AIM Funds or accounts. In such cases, it shall be AIM's practice to specifically combine or otherwise bunch indications of interest for IPO securities for all AIM Funds and accounts participating in purchase transactions for that security, and to allocate such transactions in accordance with the following procedures:

                  AIM will determine the eligibility of each AIM Fund and account that seeks to participate in a particular IPO by reviewing a number of factors, including suitability of the investment with the AIM Fund's or account's investment objective, policies and strategies, the liquidity of the AIM Fund or account if such investment is purchased, and whether the portfolio manager intends to hold the security as a long-term investment. The allocation of limited supply securities issued in IPOs will be made to eligible AIM Funds and accounts in a manner designed to be fair and equitable for the eligible AIM Funds and accounts, and so that there is equal allocation of IPOs over the longer term. Where multiple funds or accounts are eligible, rotational participation may occur, based on the extent to which an AIM Fund or account has participated in previous IPOs as well as the size of the AIM Fund or account. Each eligible AIM Fund or account with an asset level of less than $500 million will be placed in one of three tiers, depending upon its asset level. The AIM Funds and accounts in the tier containing funds and accounts with the smallest asset levels will participate first, each receiving a 40 basis point allocation (rounded to the nearest share round lot that approximates 40 basis points) (the "Allocation"), based on that AIM Fund's or account's net assets. This process continues until all of the AIM Funds and accounts in the three tiers receive their Allocations, or until the shares are all allocated. Should securities remain after this process, eligible AIM Funds and accounts will receive their Allocations on a straight pro rata basis. For the tier of AIM Funds and accounts not receiving a full Allocation, the Allocation may be made only to certain AIM Funds or accounts so that each may receive close to or exactly 40 basis points.

                  When any AIM Fund and/or account with substantially identical investment objectives and policies participates in syndicates, they will do so in amounts that are substantially proportionate to each other. In these cases, the net assets of the largest AIM Fund will be used to determine in which tier, as described in the paragraph above, such group of AIM Funds or accounts will be placed. If no AIM Fund is participating, then the net assets of the largest account will be used to determine tier placement. The price per share of securities purchased in such syndicate transactions will be the same for each AIM Fund and account.

SECTION 28(e) STANDARDS

                  Section 28(e) of the Securities Exchange Act of 1934 provides that AIM, under certain circumstances, lawfully may cause an account to pay a higher commission than the lowest available. Under Section 28(e), AIM must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided ... viewed in terms of either that particular transaction or [AIM's] overall responsibilities with respect to the accounts as to which it exercises investment discretion." The services provided by the broker also must lawfully and appropriately assist AIM in the performance of its investment decision-making responsibilities. Accordingly, in recognition of research services provided to it, a Fund may pay a broker higher commissions than those available from another broker.

                  Research services received from broker-dealers supplement AIM's own research (and the research of its affiliates), and may include the following types of information: statistical and background information on the U.S. and foreign economies, industry groups and individual companies; forecasts and interpretations with respect to the U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indexes and investment accounts; information concerning prices of securities; and information supplied by specialized services to AIM and to the Board of Trustees with respect to the performance, investment activities, and fees and expenses of other mutual funds. Broker-dealers may communicate such information electronically, orally, in written form or on computer software. Research services may also include the providing of custody services, as well as the providing of equipment used to communicate research information, the providing of specialized consultations with AIM personnel with respect to computerized systems and data furnished to AIM as a component of other research services, the arranging of meetings with management of companies, and the providing of access to consultants who supply research information.

                  The outside research assistance is useful to AIM since the broker-dealers used by AIM tend to follow a broader universe of securities and other matters than AIM's staff can follow. In addition, the research provides AIM with a diverse perspective on financial markets. Research services provided to AIM by broker-dealers are available for the benefit of all accounts managed or advised by AIM or by its affiliates. Some broker-dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by AIM's clients, including the Funds. However, the Funds are not under any obligation to deal with any broker-dealer in the execution of transactions in portfolio securities.

                  In some cases, the research services are available only from the broker-dealer providing them. In other cases, the research services may be obtainable from alternative sources in return for cash payments. AIM believes that the research services are beneficial in supplementing AIM's research and analysis and that they improve the quality of AIM's investment advice. The advisory fee paid by the Funds is not reduced because AIM receives such services. However, to the extent that AIM would have purchased research services had they not been provided by broker-dealers, the expenses to AIM could be considered to have been reduced accordingly.

TRANSACTIONS WITH REGULAR BROKERS

                  As of October 31, 2000, Blue Chip, Charter, Constellation, Dent Demographics and Weingarten held an amount of common stock issued by Merrill Lynch & Co., Inc., a regular broker/dealer of the Trust, having a market value of $70,000,000, $140,000,000, $154,000,000, $29,400,000 and $243,754,000,
respectively, and common stock issued by Morgan Stanley Dean Witter & Co. having a market value of $128,500,000, $321,250,000, $313,218,750, $51,400,000 and
$160,625,000, respectively. As of October 31, 2000, Charter, Constellation and Dent Demographics held an amount of common stock issued by The Goldman Sachs Group, Inc. having a market value of $99,812,500, $339,362,500 and $24,953,125, respectively, and common stock issued by The Charles Schwab Corp. having a market value of $52,687,500, $228,312,500 and $39,515,625, respectively. As of
October 31, 2000, Mid Cap held amounts of common stock issued by A.G. Edwards, Inc., Legg Mason, Inc. and Lehman Brothers Holdings Inc. having market values of $1,471,750, $2,056,725 and $2,973,450, respectively.

BROKERAGE COMMISSIONS PAID

                  For the fiscal years ended October 31, 2000, 1999, and 1998, Aggressive Growth paid brokerage commissions of $4,003,829, $3,536,558 and $5,098,276, respectively. For the fiscal year ended October 31, 2000, AIM allocated certain of Aggressive Growth's brokerage transactions to certain broker-dealers that provided AIM with certain research, statistical and other information. Such transactions amounted to $539,795,020 and the related brokerage commissions were $620,793.

                  For the fiscal years ended October 31, 2000, 1999, and 1998, Blue Chip paid brokerage commissions of $3,087,012, $2,695,856 and $1,457,590, respectively. For the fiscal year ended October 31, 2000, AIM allocated certain of Blue Chip's brokerage transactions to certain broker-dealers that provide AIM with certain research, statistical and other information. Such transactions amounted to $229,625,326 and the related brokerage commissions were $219,545.

                  For the fiscal years ended October 31, 2000, 1999 and 1998, Capital Development paid brokerage commissions of $2,924,761, $3,324,179 and $2,277,419, respectively. For the fiscal year ended October 31, 2000, AIM allocated certain of Capital Development's brokerage transactions to certain broker-dealers that provide AIM with certain research, statistical and other information. Such transactions amounted to $135,002,227 and the related brokerage commissions were $274,916.

                  For the fiscal years ended October 31, 2000, 1999 and 1998, Charter paid brokerage commissions of $10,479,914, $11,856,781 and $15,567,811, respectively. For the fiscal year ended October 31, 2000, AIM allocated certain of Charter's brokerage transactions to certain broker-dealers that provided AIM with certain research, statistical and other information. Such transactions amounted to $1,220,051,212 and the related brokerage commissions were $1,192,746.

                  For the fiscal years ended October 31, 2000, 1999 and 1998, Constellation paid brokerage commissions of $25,382,535, $20,108,956 and $25,285,665, respectively. For the fiscal year ended October 31, 2000, AIM allocated certain of Constellation's brokerage transactions to certain broker-dealers that provided AIM with certain research, statistical and other information. Such transactions amounted to $2,594,574,536 and the related brokerage commissions were $2,253,103.

                  For the fiscal year ended October 31, 2000 and the period ended October 31, 1999, Demographic Trends paid brokerage commissions of $1,831,365 and $250,423, respectively. For the year ended October 31, 2000, AIM allocated certain of Demographic Trends' brokerage transactions to certain broker-dealers that provided AIM with certain research, statistical and other information. Such transactions amounted to $237,666,007 and the related brokerage commissions were $196,100.

                  For the period ended October 31, 2000, Emerging Growth paid brokerage commissions of $136,048. For the period ended October 31, 2000, AIM allocated certain of Emerging Growth's brokerage transactions to certain broker-dealers that provide AIM with certain research, statistical and other information. Such transactions amounted to $2,538,253 and the related brokerage commissions were $4,200.


                  For the fiscal year ended October 31, 2000 and the period ended October 31, 1999, Large Cap Basic Value paid brokerage commissions of $8,679 and $1,021, respectively. For the year ended October 31, 2000, AIM allocated certain of Large Cap Basic Value's brokerage transactions to certain broker-dealers that provide AIM with certain research, statistical and other information. Such transactions amounted to $38,034 and the related brokerage commissions were $100.

                  For the fiscal year ended October 31, 2000 and the period ended October 31, 1999, Large Cap Growth paid brokerage commissions of
$284,025 and $6,178, respectively. For the year ended October 31, 2000, AIM allocated certain of Large Cap Growth's brokerage transactions to certain broker-dealers that provided AIM with certain research, statistical and other information. Such transactions amounted to $20,392,194 and the related brokerage commissions were $15,030.

                  For the period ended October 31, 2000, Mid Cap paid brokerage commissions of $361,741. For the period ended October 31, 2000, AIM allocated certain of Mid Cap's brokerage transactions to certain broker-dealers that provide AIM with certain research, statistical and other information. Such transactions amounted to $25,762,008 and the related brokerage commissions were $28,964.

                  For the fiscal years ended October 31, 2000, 1999 and 1998, Weingarten paid brokerage commissions of $21,922,844, $20,226,511 and $19,810,852, respectively. For the fiscal year ended October 31, 2000, AIM allocated certain of Weingarten's brokerage transactions to certain broker-dealers that provided AIM with certain research, statistical and other information. Such transactions amounted to $2,804,620,891 and the related brokerage commissions were $2,451,428.

PORTFOLIO TURNOVER

                  The portfolio turnover rate of each Fund is shown under "Financial Highlights" in the applicable Prospectus. Higher portfolio turnover increases transaction costs to the Funds.

                         INVESTMENT STRATEGIES AND RISKS

                  Information concerning each Fund's non-fundamental investment objective(s) is set forth in the Prospectuses under the heading "Investment Objective and Strategies." There can be no assurance that any Fund will achieve its objective. The principal features of each Fund's investment program and the principal risks associated with that investment program are discussed in the Prospectuses under the heading "Investment Objective and Strategies" and "Principal Risks of Investing in the Fund."

                  Set forth in this section is a description of each Fund's investment policies, strategies and practices. The investment objective(s) of each Fund are non-fundamental policies and may be changed by the Board of Trustees without shareholder approval. Each Fund's investment policies, strategies and practices are also non-fundamental. The Board of Trustees of the Trust reserves the right to change any of these non-fundamental investment policies, strategies or practices without shareholder approval. However, shareholders will be notified before any material change in the investment policies becomes effective. Each Fund has adopted certain investment restrictions, some of which are fundamental and cannot be changed without shareholder approval. See "Investment Restrictions" in this Statement of Additional Information. Individuals considering the purchase of shares of any Fund should recognize that there are risks in the ownership of any security.

                  Any percentage limitations with respect to assets of a Fund will be applied at the time of purchase. A later change in percentage resulting from changes in asset values will not be considered a violation of the percentage limitations. The percentage limitations applicable to borrowings and reverse repurchase agreements (Charter only) will be applied in accordance with applicable provisions of the 1940 Act and the rules and regulations promulgated thereunder which specifically limit each Fund's borrowing abilities.

                  The investment objective of Aggressive Growth is to achieve long-term growth of capital. The Fund will invest primarily in common stocks of companies whose earnings the Fund's portfolio managers expect to grow more than 15% per year. Many of these companies are in the small to medium-sized category. The Fund's strategy does not preclude investment in large, seasoned companies which in the judgment of AIM possess superior potential returns similar to companies with formative growth profiles. The Fund will also invest in established smaller companies (under $500 million in market capitalization) which offer exceptional value based upon substantially above average earnings growth potential relative to market value. Investors should realize that equity securities of small to medium-sized companies may involve greater risk than is associated with investing in more established companies. Small to medium-sized companies often have limited product and market diversification, fewer financial resources or may be dependent on a few key managers. Any one of the foregoing may change suddenly and have an immediate impact on the value of the Fund's securities. Furthermore, whenever the securities markets are experiencing rapid price changes due to national economic trends, secondary growth securities have historically been subject to exaggerated price changes. The Fund may invest in non-equity securities, such as corporate bonds or U.S. Government obligations during periods when, in the opinion of AIM, prevailing market, financial, or economic conditions warrant, as well as when such holdings are advisable in light of a change in circumstances of a particular company or within a particular industry.

                  Blue Chip's primary investment objective is long-term growth of capital with a secondary objective of current income. It is anticipated that the major portion of Blue Chip's portfolio will ordinarily be invested in common stocks, convertible securities and bonds of blue chip companies (i.e., companies with leading market positions and which possess strong financial characteristics, as described below). While current income is a secondary objective, most of the stocks in the Fund's portfolio are expected to pay dividends. The Fund will generally invest in large and medium sized companies (i.e., companies which fall in the largest 85% of market capitalization of publicly traded companies listed in the United States) which possess the following characteristics:

                  o MARKET CHARACTERISTICS -- Blue chip companies are those which occupy (or in AIM's judgment have the potential to occupy) leading market positions that are expected to be maintained or enhanced over time. Strong market positions, particularly in growing industries, can give a company pricing flexibility as well as the potential for strong unit sales. These factors can in turn lead to higher earnings growth and greater share price appreciation. Market leaders can be identified within an industry as those companies which have (i) superior growth prospects compared with other companies in the same industry;
                           (ii) possession of proprietary technology with the potential to bring about major changes within an industry; and/or (iii) leading sales within an industry, or the potential to become a market leader.

                  o FINANCIAL CHARACTERISTICS -- A blue chip company possesses at least one of the following attributes:
                           (i) faster earnings growth than its competitors and the market in general; (ii) higher profit margins relative to its competitors; (iii) strong cash flow relative to its competitors; and/or (iv) a balance sheet with relatively low debt and a high return on equity relative to its competitors.

                  The Fund will diversify among industries and therefore will not invest 25% or more of its total assets in any one industry. Under normal market conditions, Blue Chip's portfolio will be diversified among industries in a manner similar to the industry diversification of broad market indices.

                  The investment objective of Capital Development is long-term growth of capital. Production of income is incidental to this objective. The Fund's principal investments are in common stocks, convertible securities and bonds.

                  The Fund will invest primarily in securities of small and medium-sized companies (i.e., companies which fall in the smallest 85% by market capitalization of publicly traded companies in the United States). Among factors that AIM may consider when selecting investments in a company for the Fund are
(i) the growth prospects for a company's products, (ii) the economic outlook for its industry, (iii) a company's new product development, (iv) its operating management capabilities, (v) the relationship between the price of the security and its estimated fundamental value, (vi) relevant market, economic and political environments and (vii) financial characteristics such as balance sheet analysis and return on assets.

                  The primary investment objective of Charter is growth of capital with a secondary objective of current income. Although the amount of Charter's current income will vary from time to time, it is anticipated that the current income realized by Charter will generally be greater than that realized by mutual funds whose sole objective is growth of capital.

                  The investment objective of Constellation is growth of capital. Constellation aggressively seeks to increase shareholders' capital by investing principally in common stocks of companies the portfolio managers believe are likely to benefit from new or innovative products, services or processes that should enhance such companies' prospects for future growth in earnings.

                  Emerging Growth is a non-diversified portfolio (as defined in the 1940 Act), which means that it may invest a greater proportion of its assets in the securities of a smaller number of issuers and therefore may be subject to greater market and credit risk than a more broadly diversified portfolio. (A diversified portfolio may not, with respect to 75% of its total assets, invest more than 5% of its assets in securities of one issuer.) Emerging Growth intends to satisfy the diversification requirements of the Internal Revenue Code to qualify as a regulated investment company. See "Dividends, Distributions and Tax Matters" herein.

                  The investment objective of Weingarten is to seek growth of capital. The Fund will invest in common stocks of seasoned and better capitalized companies. Current income will not be an important criterion of investment selection, and any such income should be considered incidental. It is anticipated that common stocks will be the principal form of investment by the Fund.

                  Management of Aggressive Growth and Constellation will be particularly interested in companies that are likely to benefit from new or innovative products, services or processes that should enhance such companies' prospects for future growth in earnings. As a result of this policy, the market prices of many of the securities purchased and held by a Fund may fluctuate widely. Any income received from securities held by a Fund will be incidental, and an investor should not consider a purchase of shares of a Fund as equivalent to a complete investment program. Aggressive Growth, Constellation and Weingarten's portfolios are primarily comprised of securities of two basic categories of companies: (a) "core" companies, which Fund management considers to have experienced above-average and consistent long-term growth in earnings and to have excellent prospects for outstanding future growth, and (b) "earnings acceleration" companies which Fund management believes are currently enjoying a dramatic increase in profits.

                  Each of the Funds may invest, for cash management, temporary or defensive purposes, all or substantially all of their assets in corporate bonds, shares of affiliated money market funds, commercial paper, or U.S. Government obligations. In addition, all or a portion of each Fund's assets may be held, from time to time, in cash, repurchase agreements, shares of affiliated money market funds, bonds or other short-term debt securities when such positions are deemed advisable in light of economic or market conditions. For a description of the various rating categories of corporate bonds and commercial paper in which the Funds may invest, see the Appendix to this Statement of Additional Information.

                  COMMON STOCKS -- The Funds will invest in common stocks. Common stocks represent the residual ownership interest in the issuer and are entitled to the income and increase in the value of the assets and business of the entity after all of its obligations and preferred stocks are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

                  PREFERRED STOCKS -- The Funds may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's Board of Directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

                  CONVERTIBLE SECURITIES -- The Funds may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. Although each Fund will only purchase convertible securities that AIM considers to have adequate protection parameters, including an adequate capacity to pay interest and repay principal in a timely manner, it invests without regard to corporate bond ratings. Blue Chip does not intend to invest more than 10% of its total assets in convertible securities.

                  CORPORATE DEBT SECURITIES -- The Funds may invest in corporate debt securities. Corporations issue debt securities of various types, including bonds and debentures (which are long-term), notes (which may be short- or long-term), bankers acceptances (indirectly secured borrowings to facilitate commercial transactions) and commercial paper (short-term unsecured notes). These securities typically provide for periodic payments of interest, at a rate which may be fixed or adjustable, with payment of principal upon maturity and are generally not secured by assets of the issuer or otherwise guaranteed. The values of fixed rate income securities tend to vary inversely with changes in interest rates, with longer-term securities generally being more volatile than shorter-term securities. Corporate securities frequently are subject to call provisions that entitle the issuer to repurchase such securities at a predetermined price prior to their stated maturity. In the event that a security is called during a period of declining interest rates, the Fund may be required to reinvest the proceeds in securities having a lower yield. In addition, in the event that a security was purchased at a premium over the call price, a Fund will experience a capital loss if the security is called. Adjustable rate corporate debt securities may have interest rate caps and floors.

                  Blue Chip and Large Cap Growth will not invest in non-convertible corporate debt securities rated below investment grade by Standard and Poor's Ratings Services ("S&P") and Moody's Investors Service ("Moody's") or in unrated non-convertible corporate debt securities believed by the Fund's investment adviser to be below investment grade quality. Securities rated in the four highest long-term rating categories by S&P and Moody's are considered to be "investment grade." S&P's fourth highest long-term rating category is "BBB", with BBB- being the lowest investment grade rating. Moody's fourth highest long-term rating category is "Baa", with Baa3 being the lowest investment grade rating. Publications of S&P indicate that it assigns securities to the "BBB" rating category when such securities are "regarded as having an adequate capacity to pay interest and repay principal. Such securities normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay," whereas securities rated AAA by S&P are regarded as having "capacity to pay interest and repay principal that is extremely strong." Publications of Moody's indicate that it assigns securities to the "Baa rating category when such securities are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well," whereas securities rated Aaa by Moody's "are judged to be of the best quality" and "carry the smallest degree of investment risk."

                  U.S. GOVERNMENT SECURITIES -- The Funds may invest in securities issued or guaranteed by the United States government or its agencies or instrumentalities. These include Treasury securities (bills, notes, bonds and other debt securities) which differ only in their interest rates, maturities and times of issuance. U.S. Government agency and instrumentality securities include securities which are supported by the full faith and credit of the U.S., securities that are supported by the right of the agency to borrow from the U.S. Treasury, securities that are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality and securities that are supported only by the credit of such agencies. While the U.S. Government may provide financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities. The values of such securities fluctuate inversely to interest rates.

REAL ESTATE INVESTMENT TRUSTS ("REITs")

                  To the extent consistent with their respective investment objectives and policies, the Funds may invest in equity and/or debt securities issued by Real Estate Investment Trusts ("REITs"). Such investments will not exceed 25% of the total assets of any of the Funds.

                  REITs are trusts which sell equity or debt securities to investors and use the proceeds to invest in real estate or interests therein. A REIT may focus on particular projects, such as apartment complexes, or geographic regions, such as the southeastern United States, or both.

                  To the extent that a Fund has the ability to invest in REITs, such Fund could conceivably own real estate directly as a result of a default on the securities it owns. A Fund, therefore, may be subject to certain risks associated with the direct ownership of real estate including difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic condition, adverse change in the climate for real estate, environmental liability risks, increases in property taxes and operating expense, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates.

                  In addition to the risks described above, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified, and are therefore subject to the risk of financing single or a limited number of projects.

Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to maintain exemption from the 1940 Act. Changes in interest rates may also affect the value of debt securities held by a Fund. By investing in REITs indirectly through a Fund, a shareholder will bear not only his/her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.

FOREIGN SECURITIES

                  To the extent consistent with their respective investment objectives, each of the Funds may invest in foreign securities. Each of Aggressive Growth, Blue Chip, Capital Development, Demographic Trends, Emerging Growth, Large Cap Basic Value, Large Cap Growth and Mid Cap may invest up to 25% of its total assets in foreign securities. Each of Charter, Constellation and Weingarten may invest up to 20% of its total assets in foreign securities. For purposes of computing such limitation American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and other securities representing underlying securities of foreign issuers are treated as foreign securities. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. Generally, ADRs, in registered form, are designed for use in the United States securities markets, and EDRs, in bearer form, are designed for use in European securities markets. ADRs and EDRs may be listed on stock exchanges, or traded in OTC markets in the United States or Europe, as the case may be. ADRs, like other securities traded in the United States, will be subject to negotiated commission rates.

                  To the extent a Fund invests in securities denominated in foreign currencies, each Fund bears the risk of changes in the exchange rates between U.S. currency and the foreign currency, as well as the availability and status of foreign securities markets. These securities will be marketable equity securities (including common and preferred stock, depositary receipts for stock and fixed income or equity securities exchangeable for or convertible into stock) of foreign companies which generally are listed on a recognized foreign securities exchange or traded in a foreign over-the-counter market. Each of the Funds may also invest in foreign securities listed on recognized U.S. securities exchanges or traded in the U.S. over-the-counter market. Such foreign securities may be issued by foreign companies located in developing countries in various regions of the world. A "developing country" is a country in the initial stages of its industrial cycle. As compared to investment in the securities markets of developed countries, investment in the securities markets of developing countries involves exposure to markets that may have substantially less trading volume and greater price volatility, economic structures that are less diverse and mature, and political systems that may be less stable.

                  Investments by a Fund in foreign securities, whether denominated in U.S. currencies or foreign currencies, may entail all of the risks set forth below. Investments by a Fund in ADRs, EDRs or similar securities also may entail some or all of the risks as set forth below.

                  Currency Risk. The value of each Fund's foreign investments will be affected by changes in currency exchange rates. The U.S. dollar value of a foreign security decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated and increases when the value of the U.S. dollar falls against such currency.

                  On January 1, 1999, certain members of the European Economic and Monetary Union ("EMU"), namely Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal, and Spain established a common European currency known as the "euro" and each member's local currency became a denomination of the euro. It is anticipated that each participating country will replace its local currency with the euro on July 1, 2002. Any other European country that is a member of the European Union and satisfies the criteria for participation in the EMU may elect to participate in the EMU and may supplement its existing currency with the euro. The anticipated replacement of existing currencies with the euro on July 1, 2002 could cause market disruptions before or after July 1, 2002 and could adversely affect the value of securities held by a Fund.

                  Political and Economic Risk. The economies of many of the countries in which the Funds may invest are not as developed as the United States economy and may be subject to significantly different forces. Political or social instability, expropriation or confiscatory taxation, and limitations on the removal of funds or other assets could also adversely affect the value of each Fund's investments.

                  Regulatory Risk. Foreign companies are not registered with the SEC and are generally not subject to the regulatory controls imposed on United States issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies. Income from foreign securities owned by the Funds may be reduced by a withholding tax at the source, which tax would reduce dividend income payable to the Funds' shareholders.

                  Market Risk. The securities markets in many of the countries in which the Funds invest will have substantially less trading volume than the major United States markets. As a result, the securities of some foreign companies may be less liquid and experience more price volatility than comparable domestic securities. Increased custodian costs as well as administrative costs (such as the need to use foreign custodians) may be associated with the maintenance of assets in foreign jurisdictions. There is generally less government regulation and supervision of foreign stock exchanges, brokers and issuers which may make it difficult to enforce contractual obligations. In addition, transaction costs in foreign securities markets are likely to be higher, since brokerage commission rates in foreign countries are likely to be higher than in the United States.

FOREIGN EXCHANGE TRANSACTIONS

                  Each Fund has authority to deal in foreign exchange between currencies of the different countries in which it will invest either for the settlement of transactions or as a hedge against possible variations in the foreign exchange rates between those currencies. This may be accomplished through direct purchases or sales of foreign currency, purchases of futures contracts with respect to foreign currency (and options thereon), and contractual agreements to purchase or sell a specified currency at a specified future date (up to one year) at a price set at the time of the contract. Such contractual commitments may be forward contracts entered into directly with another party or exchange-traded futures contracts. The Fund may purchase and sell options on futures contracts or forward contracts which are denominated in a particular foreign currency to hedge the risk of fluctuations in the value of another currency. The Funds' dealings in foreign exchange may involve specific transactions or portfolio positions. Transaction hedging is the purchase or sale of foreign currency with respect to specific receivables or payables of the Fund accruing in connection with the purchase or sale of its portfolio securities, the sale and redemption of shares of the Fund, or the payment of dividends and distributions by the Fund. Position hedging is the purchase or sale of foreign currency with respect to portfolio security positions (or underlying portfolio security positions, such as in an ADR) denominated or quoted in a foreign currency. The Fund will not speculate in foreign exchange, nor commit a larger percentage of its total assets to foreign exchange hedges than the percentage of its total assets that it could invest in foreign securities. Further information concerning futures contracts and related options is set forth under the heading "Options, Futures and Currency Strategies."

ILLIQUID SECURITIES

                  None of the Funds will invest more than 15% of their net assets in illiquid securities, including repurchase agreements with maturities in excess of seven days.

RULE 144A SECURITIES

                  The Funds may purchase privately placed securities that are eligible for purchase and sale pursuant to Rule 144A under the Securities Act of 1933 (the "1933 Act"). This Rule permits certain qualified institutional buyers, such as a Fund, to trade in securities that have not been registered under


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the 1933 Act. AIM, under the supervision of the Trust's Board of Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to a Fund's restriction of investing no more than 15% of its assets in illiquid securities. Determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination AIM will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, AIM could consider the (i) frequency of trades and quotes, (ii) number of dealers and potential purchasers,
(iii) dealer undertakings to make a market, and (iv) nature of the security and of market place trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities will also be monitored by AIM and, if as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, the Fund's holdings of illiquid securities will be reviewed to determine what, if any, action is required to assure that the Fund does not invest more than 15% of its assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the Fund's investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

REPURCHASE AGREEMENTS

                  The Funds may each enter into repurchase agreements. A repurchase agreement is an instrument under which a Fund acquires ownership of a debt security and the seller (usually a broker or bank) agrees, at the time of the sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the Fund's holding period. In the event of bankruptcy or other default of a seller of a repurchase agreement, the Fund may experience both delays in liquidating the underlying securities and losses, including: (a) a possible decline in the value of the underlying security during the period in which the Fund seeks to enforce its rights thereto; (b) a possible subnormal level of income and lack of access to income during this period; and
(c) expenses of enforcing its rights. A repurchase agreement is collateralized by the security acquired by the Fund and its value is marked to market daily in order to minimize the Fund's risk. Repurchase agreements usually are for short periods, such as one or two days, but may be entered into for longer periods of time. Repurchase agreements are not included in each Fund's restrictions on lending. Repurchase agreements are considered to be loans by each Fund under the 1940 Act.

                  Charter may enter into repurchase agreements (at any time, up to 50% of its net assets), using only U.S. Government securities, for the sole purpose of increasing its yield on idle cash.

REVERSE REPURCHASE AGREEMENTS

                  Consistent with Charter's, Demographic Trends', Emerging Growth's, Large Cap Basic Value's and Mid Cap's policies on borrowings, each of those Funds may invest in reverse repurchase agreements with banks, which involve the sale of securities held by the Fund, with an agreement that the Fund will repurchase the securities at an agreed upon price and date. The Funds may employ reverse repurchase agreements (i) for temporary emergency purposes, such as to meet unanticipated net redemptions so as to avoid liquidating other portfolio securities during unfavorable market conditions; (ii) to cover short-term cash requirements resulting from the timing of trade settlements; or
(iii) to take advantage of market situations where the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. At the time it enters into a reverse repurchase agreement, a Fund will segregate liquid securities having a dollar value equal to the repurchase price. Reverse repurchase agreements are considered borrowings by the Fund under the 1940 Act.

SPECIAL SITUATIONS

                  Although Constellation does not currently intend to do so, it may invest in "special situations." A special situation arises when, in the opinion of the Fund's management, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development applicable to that company, and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among others: liquidations, reorganizations, recapitalizations, mergers, material


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


litigation, technical breakthroughs, and new management or management policies. Although large and well-known companies may be involved, special situations more often involve comparatively small or unseasoned companies. Investments in unseasoned companies and special situations often involve much greater risk than is inherent in ordinary investment securities.

SHORT SALES

                  Each of the Funds may from time to time make short sales of securities which it owns or which it has the right to acquire through the conversion of exchange of other securities it owns. In a short sale, a Fund does not immediately deliver the securities sold and does not receive the proceeds from the sale. A Fund is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. A Fund will neither make short sales of securities nor maintain a short position unless, at all times when a short position is open, the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short. This is a technique known as selling short "against the box." To secure its obligation to deliver the securities sold short, a Fund will deposit in escrow in a separate account with its custodian, an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. In no event may more than 10% of a Fund's total assets be deposited or pledged as collateral for short sales at any one time.

                  Since a Fund ordinarily will want to continue to receive interest and dividend payments on securities in its portfolio which are convertible into the securities sold short, the Fund will normally close out a short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities which it already holds.

                  A Fund will make a short sale, as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security, or when the Fund does not want to sell the security it owns, because among other reasons, it wishes to defer recognition of gain or loss for federal income tax purposes. In such case, any future losses in a Fund's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount a Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the conversion premium. In determining the number of shares to be sold short against a Fund's position in a convertible security, the anticipated fluctuation in the conversion premium is considered. A Fund may also make short sales to generate additional income from the investment of the cash proceeds of short sales.

MARGIN TRANSACTIONS

                  None of Aggressive Growth, Blue Chip, Capital Development, Charter, Large Cap Growth or Weingarten will purchase any security on margin, except that each Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities. The payment by a Fund of initial or variation margin in connection with futures or related options transactions will not be considered the purchase of a security on margin.


WARRANTS

                  The Funds may, from time to time, invest in warrants. Warrants are, in effect, longer-term call options. They give the holder the right to purchase a given number of shares of a particular company at specified prices within certain periods of time. The purchaser of a warrant expects that the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus giving him a profit. Of course, since the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant. Warrants generally trade in the open market and may be sold rather than exercised.


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


Warrants are sometimes sold in unit form with other securities of an issuer. Units of warrants and common stock may be employed in financing young, unseasoned companies. The purchase price of a warrant varies with the exercise price of a warrant, the current market value of the underlying security, the life of the warrant and various other investment factors.

SECURITIES ISSUED ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS

                  Each Fund may purchase securities on a "when-issued" basis, that is, delivery of and payment for the securities is not fixed at the date of purchase, but is set after the securities are issued (normally within forty-five days after the date of the transaction). Each Fund also may purchase or sell securities on a delayed delivery basis. The payment obligation and the interest rate that will be received on the delayed delivery securities are fixed at the time the buyer enters into the commitment. A Fund will only make commitments to purchase when-issued or delayed delivery securities with the intention of actually acquiring such securities, but the Fund may sell these securities before the settlement date if it is deemed advisable.

                  Investment in securities on a when-issued or delayed delivery basis may increase a Fund's exposure to market fluctuation and may increase the possibility that the Fund will incur short-term gains subject to federal taxation or short-term losses if the Fund must engage in portfolio transactions in order to honor a when-issued or delayed delivery commitment. In a delayed delivery transaction, the Fund relies on the other party to complete the transaction. If the transaction is not completed, the Fund may miss a price or yield considered to be advantageous. A Fund will employ techniques designed to reduce such risks. If a Fund purchases a when-issued security, the Fund will segregate liquid assets in an amount equal to the when-issued commitment. If the market value of such segregated assets declines, additional cash or securities will be segregated on a daily basis so that the market value of the segregated assets will equal the amount of the Fund's when-issued commitments. To the extent cash and securities are segregated, they will not be available for new investments or to meet redemptions. Securities purchased on a delayed delivery basis may require a similar segregation of liquid assets.

INVESTMENT IN UNSEASONED ISSUERS

                  Charter, Demographic Trends, Emerging Growth, Large Cap Basic Value and Mid Cap may purchase securities of unseasoned issuers. Securities in such issuers may provide opportunities for long term capital growth. Greater risks are associated with investments in securities of unseasoned issuers than in the securities of more established companies because unseasoned issuers have only a brief operating history and may have more limited markets and financial resources. As a result, securities of unseasoned issuers tend to be more volatile than securities of more established companies.

LENDING OF PORTFOLIO SECURITIES

                  Consistent with applicable regulatory requirements, the Funds may lend their portfolio securities (principally to broker-dealers) to the extent of one-third of their respective total assets. Such loans would be callable at any time and would be continuously secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash, letters of credit, or debt securities issued or guaranteed by the U.S. Government or any of its agencies. The Funds would continue to receive the income on loaned securities and would, at the same time, earn interest on the loan collateral or on the investment of the loan collateral if it were cash. Any cash collateral pursuant to these loans would be invested in short-term money market instruments or affiliated money market funds. Where voting or consent rights with respect to loaned securities pass to the borrower, the Funds will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such voting or consent rights if the matters involved are expected to have a material effect on the Funds' investment in the loaned securities. Lending securities entails a risk of loss to the Funds if and to the extent that the market value of the securities loaned were to increase and the lender did not increase the collateral accordingly.

INTERFUND LOANS

                  Each Fund may lend up to 33 1/3% of its total assets to another AIM Fund, on such terms and conditions as the SEC may require in an exemptive order. An application for exemptive relief has been filed with the SEC on behalf of the Funds and others. Each Fund may also borrow from another AIM Fund to satisfy redemption requests or to cover unanticipated cash shortfalls due to a delay in the delivery of cash to the Fund's custodian or improper delivery instructions by a broker effectuating a transaction.

BORROWING

                  In addition to the ability to borrow money for temporary or emergency purposes, Constellation may, but has no current intention to, borrow money from banks to purchase or carry securities. Constellation may borrow amounts to purchase or carry securities only if, immediately after such borrowing, the value of its assets, including the amount borrowed, less its liabilities, is equal to at least 300% of the amount borrowed, plus all outstanding borrowings. Any investment gains made by Constellation with the borrowed monies in excess of interest paid by the Fund will cause the net asset value of the Fund's shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased with the proceeds of such borrowings fails to cover the interest paid on the money borrowed by the Fund, the net asset value of the Fund will decrease faster than would otherwise be the case. This speculative factor is known as "leveraging."

EQUITY-LINKED DERIVATIVES

                  Each of the Funds may invest in equity-linked derivative products designed to replicate the composition and performance of particular indices. Examples of such products include S&P Depositary Receipts ("SPDRs"), World Equity Benchmark Series ("WEBs"), NASDAQ 100 tracking shares ("QQQs"), Dow Jones Industrial Average Instruments ("DIAMONDS") and Optomised Portfolios as Listed Securities ("OPALS"). Investments in equity-linked derivatives involve the same risks associated with a direct investment in the types of securities included in the indices such products are designed to track. There can be no assurance that the trading price of the equity-linked derivatives will equal the underlying value of the basket of securities purchased to replicate a particular index or that such basket will replicate the index. Investments in equity-linked derivatives may constitute investments in other investment companies. See "Investment in Other Investment Companies."

INVESTMENT IN OTHER INVESTMENT COMPANIES

                  Each of the Funds may invest in other investment companies to the extent permitted by the 1940 Act, and rules and regulations thereunder, and if applicable, exemptive orders granted by the SEC. The following restrictions apply to investments in other investment companies other than Affiliated Money Market Funds (defined below): (i) a Fund may not purchase more than 3% of the total outstanding voting stock of another investment company; (ii) a Fund may not invest more than 5% of its total assets in securities issued by another investment company; and (iii) a Fund may not invest more than 10% of its total assets in securities issued by other investment companies other than Affiliated Money Market Funds. With respect to a Fund's purchase of shares of another investment company, including Affiliated Money Market Funds, the Fund will indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company. The Funds have obtained an exemptive order from the SEC allowing them to invest uninvested cash balances and cash collateral received in connection with securities lending in money market funds that have AIM or an affiliate of AIM as an investment advisor (the "Affiliated Money Market Funds"), provided that, with respect to uninvested cash balances, investments in Affiliated Money Market Funds do not exceed 25% of the total assets of the investing Fund.

TEMPORARY DEFENSIVE INVESTMENTS

                  In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, each of the Funds may temporarily hold all or a portion of its assets in cash, money market instruments, bonds, or other debt securities. Each of the Funds may also invest up to 25% of its total assets in Affiliated Money Market Funds for these purposes. For a description of the various rating categories of corporate bonds and commercial paper in which the Funds may invest, see the Appendix to this Statement of Additional Information.

SWAPS, CAPS, FLOORS AND COLLARS

                  Consistent with its investment objective, a Fund may enter into interest rate, currency and index swaps and may purchase or sell related caps, floors and collars and other derivative instruments. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a technique for managing the portfolio's duration (i.e., the price sensitivity to changes in interest rates) or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these transactions as hedges and will not sell interest rate caps, floors or collars if it does not own securities or other instruments providing an income stream roughly equivalent to what the Fund may be obligated to pay.

                  Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount based on changes in the values of the reference indices.

                  The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate. The purchase of an interest rate floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.


                    OPTIONS, FUTURES AND CURRENCY STRATEGIES

INTRODUCTION

                  The Funds may each use forward contracts, futures contracts, options on securities, options on indices, options on currencies, and options on futures contracts to attempt to hedge against the overall level of investment and currency risk normally associated with each Fund's investments. These instruments are often referred to as "derivatives," which may be defined as financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities).

GENERAL RISKS OF OPTIONS, FUTURES AND CURRENCY STRATEGIES

                  The use by the Funds of options, futures contracts and forward currency contracts involves special considerations and risks, as described below. Risks pertaining to particular strategies are described in the sections that follow.

                  (1) Successful use of hedging transactions depends upon AIM's ability to correctly predict the direction of changes in the value of the applicable markets and securities, contracts and/or currencies. While AIM is experienced in the use of these instruments, there can be no assurance that any particular hedging strategy will succeed.

                  (2) There might be imperfect correlation, or even no correlation, between the price movements of an instrument (such as an option contract) and the price movements of the investments being hedged. For example, if a "protective put" is used to hedge a potential decline in a security and the security does decline in price, the put option's increased value may not completely offset the loss in the underlying security. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as changing interest rates, market liquidity, and speculative or other pressures on the markets in which the hedging instrument is traded.

                  (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments.

                  (4) There is no assurance that a liquid secondary market will exist for any particular option, futures contract, forward contract or option thereon at any particular time.

                  (5) As described below, a Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in instruments involving obligations to third parties. If a Fund were unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. The requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.

                  (6) There is no assurance that a Fund will use hedging transactions. For example, if a Fund determines that the cost of hedging will exceed the potential benefit to the Fund, the Fund will not enter into such transaction.

COVER

                  Transactions using forward contracts, futures contracts and options (other than options purchased by a Fund) expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies, or other options, forward contracts or futures contracts or (2) cash, liquid assets and/or short-term debt securities with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities. To the extent that a futures contract, forward contract or option is deemed to be illiquid, the assets used to "cover" the Fund's obligation will also be treated as illiquid for purposes of determining the Fund's maximum allowable investment in illiquid securities.

                  Even though options purchased by the Funds do not expose the Funds to an obligation to another party, but rather provide the Funds with a right to exercise, the Funds intend to "cover" the cost of any such exercise. To the extent that a purchased option is deemed illiquid, the Fund will treat the market value of the option (i.e., the amount at risk to the Fund) as illiquid, but will not treat the assets used as cover on such transactions as illiquid.

                  Assets used as cover cannot be sold while the position in the corresponding forward contract, futures contract or option is open, unless they are replaced with other appropriate assets. If a large portion of a Fund's assets is used for cover or otherwise set aside, it could affect portfolio management or the Fund's ability to meet redemption requests or other current obligations.

WRITING CALL OPTIONS

                  Each of the Funds may write (sell) covered call options on securities, futures contracts, forward contracts, indices and currencies. As the writer of a call option, a Fund would have the obligation to deliver the underlying security, cash or currency (depending on the type of derivative) to the holder (buyer) at a specified price (the exercise price) at any time until (American style) or on (European style) a certain date (the expiration date). So long as the obligation of a Fund continues, it may be assigned an exercise notice, requiring it to deliver the underlying security, cash or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which a Fund effects a closing purchase transaction by purchasing an option identical to that previously sold.

                  When writing a call option a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security, contract or currency above the exercise price, and retains the risk of loss should the price of the security, contract or currency decline. Unlike one who owns securities, contracts or currencies not subject to an option, a Fund has no control over when it may be required to sell the underlying securities, contracts or currencies, since most options may be exercised at any time prior to the option's expiration. If a call option that a Fund has written expires, it will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security, contract or currency during the option period. If the call option is exercised, a Fund will realize a gain or loss from the sale of the underlying security, contract or currency, which will be increased or offset by the premium received.

                  Writing call options can serve as a limited hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option.

                  Closing transactions may be effected in order to realize a profit on an outstanding call option, to prevent an underlying security, contract or currency from being called or to permit the sale of the underlying security, contract or currency. Furthermore, effecting a closing transaction will permit a Fund to write another call option on the underlying security, contract or currency with either a different exercise price or expiration date, or both.

WRITING PUT OPTIONS

                  Each of the Funds may write (sell) covered put options on securities, futures contracts, forward contracts, indices and currencies. As the writer of a put option, a Fund would have the obligation to buy the underlying security, contract or currency (depending on the type of derivative) at the exercise price at any time until (American style) or on (European style) the expiration date. This obligation terminates upon the expiration of the put option, or such earlier time at which a Fund effects a closing purchase transaction by purchasing an option identical to that previously sold.

                  A Fund would write a put option at an exercise price that, reduced by the premium received on the option, reflects the lower price it is willing to pay for the underlying security, contract or currency. The risk in such a transaction would be that the market price of the underlying security, contract or currency would decline below the exercise price less the premium received.

PURCHASING PUT OPTIONS

                  Each of the Funds may purchase covered put options on securities, futures contracts, forward contracts, indices and currencies. As the holder of a put option, a Fund would have the right to sell the underlying security, contract or currency at the exercise price at any time until (American style) or on (European style) the expiration date. A Fund may enter into closing sale transactions with respect to such options, exercise such option or permit such option to expire.

                  A Fund may purchase a put option on an underlying security, contract or currency ("protective put") owned by the Fund in order to protect against an anticipated decline in the value of the security, contract or currency. Such hedge protection is provided only during the life of the put option. The premium paid for the put option and any transaction costs would reduce any profit realized when the security, contract or currency is delivered upon exercise of said option. Conversely, if the underlying security, contract or currency does not decline in value, the option may expire worthless and the premium paid for the protective put would be lost.

                  A Fund may also purchase put options on underlying securities, contracts or currencies against which it has written other put options. For example, where a Fund has written a "put option" on an underlying security, rather than entering a closing transaction of the written option, it may purchase a put option with a different exercise price and/or expiration date that would eliminate some or all of the risk associated with the written put. Used in combinations, these strategies are commonly referred to as put spreads. Likewise, a Fund may write call options on underlying securities, contracts or currencies against which it has purchased protective put options. This strategy is commonly referred to as a "collar".

PURCHASING CALL OPTIONS

                  Each of the Funds may purchase covered call options on securities, futures contracts, forward contracts, indices and currencies. As the holder of a call option, a Fund would have the right to purchase the underlying security, contract or currency at the exercise price at any time until (American style) or on (European style) the expiration date. A Fund may enter into closing sale transactions with respect to such options, exercise such options or permit such options to expire.

                  Call options may be purchased by a Fund for the purpose of acquiring the underlying security, contract or currency for its portfolio. Utilized in this fashion, the purchase of call options would enable a Fund to acquire the security, contract or currency at the exercise price of the call option plus the premium paid. So long as it holds such a call option, rather than the underlying security or currency itself, the Fund is partially protected from any unexpected decline in the market price of the underlying security, contract or currency and, in such event, could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

                  Each of the Funds may also purchase call options on underlying securities, contracts or currencies against which it has written other call options. For example, where a Fund has written a call option on an underlying security, rather than entering a closing transaction of the written option, it may purchase a call option with a different exercise price and/or expiration date that would eliminate some or all of the risk associated with the written call. Used in combinations, these strategies are commonly referred to as "call spreads."

OVER-THE-COUNTER OPTIONS

                  Options may be either listed on an exchange or traded in over-the-counter ("OTC") markets. Listed options are third-party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation) and have standardized strike prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates. A Fund will not purchase an OTC option unless it believes that daily valuations for such options are readily obtainable. OTC options differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation (which guarantees performance). Consequently, there is a risk of non-performance by the dealer. Since no exchange is involved, OTC options are valued on the basis of an average of the last bid prices obtained from dealers, unless a quotation from only one dealer is available, in which case only that dealer's price will be used. In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any specific time. Although a Fund will enter into OTC options only with dealers that are expected to be capable of entering into closing transactions with it, there is no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the dealer, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

                  The staff of the SEC considers purchased OTC options (i.e., the market value of the option) to be illiquid securities. A Fund may also sell OTC options and, in connection therewith, segregate assets or cover its obligations with respect to OTC options written by it. The assets used as cover for OTC options written by the Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

INDEX OPTIONS

                  Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the securities market or a particular market sector generally) rather than on price movements in individual securities or futures contracts. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call or put times a specified multiple (the "multiplier"), which determines the total dollar value for each point of such difference.

                  The risks of investment in index options may be greater than options on securities. Because index options are settled in cash, when a Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A Fund can offset some of the risk of writing a call index option position by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, a Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will not be perfectly correlated with the value of the index.

LIMITATIONS ON OPTIONS

                  A Fund will not write options if, immediately after such sale, the aggregate value of securities or obligations underlying the outstanding options exceeds 20% of the Fund's total assets. A Fund will not purchase options if, at any time of the investment, the aggregate premiums paid for the options will exceed 5% of the Fund's total assets.

INTEREST RATE, CURRENCY AND STOCK INDEX FUTURES CONTRACTS

                  Each of the Funds may enter into interest rate, currency or stock index futures contracts (collectively, "Futures" or "Futures Contracts") as a hedge against changes in prevailing levels of interest rates, currency exchange rates or stock price levels, respectively, in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by it. A Fund's hedging may include sales of Futures as an offset against the effect of expected increases in interest rates, and decreases in currency exchange rates and stock prices, and purchases of Futures as an offset against the effect of expected declines in interest rates, and increases in currency exchange rates or stock prices.

                  A Futures Contract is a two party agreement to buy or sell a specified amount of a specified security or currency (or delivery of a cash settlement price, in the case of an index future) for a specified price at a designated date, time and place. A stock index future provides for the delivery, at a designated date, time and place, of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading on the contract and the price agreed upon in the Futures Contract; no physical delivery of stocks comprising the index is made. Brokerage fees are incurred when a Futures Contract is bought or sold, and margin deposits must be maintained at all times the Future is outstanding.

                  The Funds will only enter into Futures Contracts that are traded (either domestically or internationally) on futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading thereon in the United States are regulated under the Commodity Exchange Act and by the Commodity Futures Trading Commission ("CFTC"). Foreign futures exchanges and trading thereon are not regulated by the CFTC and are not subject to the same regulatory controls. For a further discussion of the risks associated with investments in foreign securities, see "Foreign Securities" in this Statement of Additional Information.

                  Closing out an open Future is effected by entering into an offsetting Future for the same aggregate amount of the identical financial instrument or currency and the same delivery date. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular Future at a particular time. If a Fund is not able to enter into an offsetting transaction, it will continue to be required to maintain the margin deposits on the Future.

                  A Fund's Futures transactions will be entered into for hedging purposes only; that is, Futures will be sold to protect against a decline in the price of securities or currencies that the Fund owns, or Futures will be purchased to protect the Fund against an increase in the price of securities or currencies it has committed to purchase or expects to purchase.

                  "Margin" with respect to Futures is the amount of funds that must be deposited by a Fund in order to initiate Futures trading and maintain its open positions in Futures. A margin deposit made when the Futures Contract is entered ("initial margin") is intended to ensure the Fund's performance under the Futures Contract. The margin required for a particular Future is set by the exchange on which the Future is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract.

                  Subsequent payments, called "variation margin," to and from the futures commission merchant through which a Fund entered into the Futures Contract will be made on a daily basis as the price of the underlying security, currency or index fluctuates making the Futures more or less valuable, a process known as marking-to-market.

                  If a Fund were unable to liquidate a Future or an option on a Futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the Future or option or to maintain cash or securities in a segregated account.

OPTIONS ON FUTURES CONTRACTS

                  Options on Futures Contracts are similar to options on securities or currencies except that options on Futures Contracts give the purchaser the right, in return for the premium paid, to assume a position in a Futures Contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the Futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's Futures margin account.

FORWARD CONTRACTS

                  A forward contract is an obligation, usually arranged with a commercial bank or other currency dealer, to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. A Fund either may accept or make delivery of the currency at the maturity of the forward contract. A Fund may also, if its contra party agrees prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Forward contracts are traded over-the-counter, and not on organized commodities or securities exchanges. As a result, it may be more difficult to value such contracts, and it may be difficult to enter into closing transactions.

                  Each of the Funds may engage in forward currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates. A Fund may enter into forward contracts with respect to a specific purchase or sale of a security, or with respect to its portfolio positions generally. When a Fund purchases a security denominated in a foreign currency for settlement in the near future, it may immediately purchase in the forward market the currency needed to pay for and settle the purchase. By entering into a forward contract with respect to the specific purchase or sale of a security denominated in a foreign currency, the Fund can secure an exchange rate between the trade and settlement dates for that purchase or sale transaction. This practice is sometimes referred to as "transaction hedging." Position hedging is the purchase or sale of foreign currency with respect to portfolio security positions denominated or quoted in a foreign currency.

                  The cost to a Fund of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward contracts does not eliminate fluctuations in the prices of the underlying securities a Fund owns or intends to acquire, but it does establish a rate of exchange in advance. In addition, while forward contract sales limit the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result should the value of the currencies increase.

LIMITATIONS ON USE OF FUTURES, OPTIONS ON FUTURES AND CERTAIN OPTIONS ON CURRENCIES

                  To the extent that a Fund enters into Futures Contracts, options on Futures Contracts and options on foreign currencies traded on a CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money") will not exceed 5% of the total assets of the Fund, after taking into account unrealized profits and unrealized losses on any contracts it has entered into. This guideline may be modified by the Board, without a shareholder vote. This limitation does not limit the percentage of the Fund's assets at risk to 5%.


                             INVESTMENT RESTRICTIONS

                  Each Fund is subject to the following investment restrictions, which may be changed only by a vote of a majority of such Fund's outstanding shares, except that Emerging Growth is not subject to restriction (1). Fundamental restrictions may be changed only by a vote of the lesser of (i) 67% or more of the Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or represented by proxy, or
(ii) more than 50% of the Fund's outstanding shares.

FUNDAMENTAL RESTRICTIONS

                           (1) The Fund is a "diversified company" as defined in
                  the 1940 Act. The Fund will not purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time or are interpreted from time to time by the SEC staff (collectively, the "1940 Act Laws and Interpretations") or except to the extent that the Fund may be permitted to do so by exemptive order or similar relief (collectively, with the 1940 Act Laws and Interpretations, the "1940 Act Laws, Interpretations and Exemptions"). In complying with this restriction, however, the Fund may purchase securities of other investment companies to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions.

                           (2) The Fund may not borrow money or issue senior
                  securities, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.

                           (3) The Fund may not underwrite the securities of
                  other issuers. This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the Securities Act of 1933.

                           (4) The Fund will not make investments that will
                  result in the concentration (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit the Fund's investments in (i) obligations issued or guaranteed by the U.S.

                  Government, its agencies or instrumentalities or (ii) tax-exempt obligations issued by governments or political subdivisions of governments. In complying with this restriction, the Fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security.

                           (5) The Fund may not purchase real estate or sell
                  real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

                           (6) The Fund may not purchase physical commodities or
                  sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

                           (7) The Fund may not make personal loans or loans of
                  its assets to persons who control or are under common control with the Fund, except to the extent permitted by 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker-dealers or institutional investors, or investing in loans, including assignments and participation interests.

                           (8) The Fund may, notwithstanding any other
                  fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as the Fund.

                  The investment restrictions set forth above provide each of the Funds with the ability to operate under new interpretations of the 1940 Act or pursuant to exemptive relief from the SEC without receiving prior shareholder approval of the change. Even though each of the Funds has this flexibility, the Board of Trustees has adopted non-fundamental restrictions for each of the Funds relating to certain of these restrictions which the advisor must follow in managing the Funds. Any changes to these non-fundamental restrictions, which are set forth below, require the approval of the Board of Trustees.

NON-FUNDAMENTAL RESTRICTIONS

         The following restrictions apply to each of the Funds, except Emerging Growth is not subject to restriction (1). They may be changed for any Fund without approval of that Fund's voting securities. Any investment restriction that involves a maximum or minimum percentage of securities or assets (other than with respect to borrowing) shall not be considered to be violated unless an excess over or a deficiency under the percentage occurs immediately after, and is caused by, an acquisition or disposition of securities or utilization of assets by the Fund.

                           (1) In complying with the fundamental restriction
                  regarding issuer diversification, the Fund will not, with respect to 75% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities), if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. The Fund may (i) purchase securities of other investment companies as permitted by
                  Section 12(d)(1) of the 1940 Act and (ii) invest its assets in securities of other money market funds and lend money to other investment companies or their series portfolios that have AIM or an affiliate of AIM as an investment advisor (an "AIM Advised Fund"), subject to the terms and conditions of any exemptive orders issued by the SEC.

                           (2) In complying with the fundamental restriction
                  regarding borrowing money and issuing senior securities, the Fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). The Fund may borrow from banks, broker-dealers or an AIM Advised Fund. Other than Constellation, the Fund may not borrow for leveraging, but may borrow for temporary or emergency purposes, in anticipation of or in response to adverse market conditions, or for cash management purposes. Other than Constellation, the Fund may not purchase additional securities when any borrowings from banks exceed 5% of the Fund's total assets.

                           (3) In complying with the fundamental restriction
                  regarding industry concentration, the Fund may invest up to 25% of its total assets in the securities of issuers whose principal business activities are in the same industry.

                           (4) In complying with the fundamental restriction
                  with regard to making loans, the Fund may lend up to 33 1/3% of its total assets and may lend money to another AIM Advised Fund, on such terms and conditions as the SEC may require in an exemptive order.

                           (5) Notwithstanding the fundamental restriction with
                  regard to investing all assets in an open-end fund, the Fund may not invest all of its assets in the securities of a single open-end management investment company with the same fundamental investment objectives, policies and restrictions as the Fund.

                  The following non-fundamental policy applies only to
Constellation:

                  The amount the Fund may borrow will also be limited by the applicable margin limitations imposed by the Federal Reserve Board. If at any time the value of Constellation's assets should fail to meet the 300% asset coverage requirement, the Fund will, within three days, reduce its borrowings to the extent necessary. The Fund may be required to eliminate partially or totally its outstanding borrowings at times when it may not be desirable for it to do so. Any investment gains made by the Fund with the borrowed monies in excess of interest paid by the Fund will cause the net asset value of the Fund's shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased with the proceeds of such borrowings fails to cover the interest paid on the money borrowed by Constellation, the net asset value of the Fund will decrease faster than would otherwise be the case. This speculative factor is known as "leveraging."


                                   MANAGEMENT

                  The overall management of the business and affairs of the Funds and the Trust is vested with the Trust's Board of Trustees. The Board of Trustees approves all significant agreements between the Trust, on behalf of the Funds, and persons or companies furnishing services to the Funds. The day-to-day operations of each Fund are delegated to the officers of the Trust and to AIM, subject always to the objectives, restrictions and policies of the applicable Fund and to the general supervision of the Trust's Board of Trustees. Certain trustees and officers of the Trust are affiliated with AIM and A I M Management Group Inc. ("AIM Management"), the parent corporation of AIM.

TRUSTEES AND OFFICERS

                  The trustees and officers of the Trust and their principal occupations during the last five years are set forth below. Unless otherwise indicated, the address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

                                  POSITIONS HELD
NAME, ADDRESS AND AGE             WITH REGISTRANT             PRINCIPAL OCCUPATION DURING PAST 5 YEARS
---------------------             ---------------             ----------------------------------------
*ROBERT H. GRAHAM (54)            Trustee, Chairman       Director, President and Chief Executive Officer, A
                                  and President           I M Management Group Inc.; Director and President,
                                                          A I M Advisors, Inc.; Director and Senior Vice
                                                          President, A I M Capital Management, Inc., A I M
                                                          Distributors, Inc., A I M Fund Services, Inc., and
                                                          Fund Management Company; and Director and Vice
                                                          Chairman, AMVESCAP PLC.

BRUCE L. CROCKETT (56)            Trustee                 Director, ACE Limited (insurance company).
906 Frome Lane                                            Formerly, Director, President and Chief Executive
McLean, VA 22102                                          Officer, COMSAT Corporation; and Chairman, Board
                                                          of Governors of INTELSAT (international
                                                          communications company).

OWEN DALY II (76)                 Trustee                 Formerly, Director, Cortland Trust, Inc.
Six Blythewood Road                                       (investment company), CF & I Steel Corp.,
Baltimore, MD 21210                                       Monumental Life Insurance Company and Monumental
                                                          General Insurance Company; and Chairman of the
                                                          Board of Equitable Bancorporation.

ALBERT R. DOWDEN (59)
1815 Central Park Drive           Trustee                 Chairman of the Board of Directors, Cortland
P.O. Box 774000-PMB #222                                  Trust, Inc. (investment company) and DHJ Media,
Steamboat Springs, CO  80477                              Inc.; and Director, Magellan Insurance Company.
                                                          Formerly, Director, President and Chief Executive
                                                          Officer, Volvo Group North America, Inc.; Senior
                                                          Vice President, AB Volvo; and Director, The Hertz
                                                          Corporation, Genmar Corporation (boat
                                                          manufacturer), National Media Corporation and
                                                          Annuity and Life Re (Holdings), Ltd.

EDWARD K.  DUNN, JR. (65)         Trustee                 Formerly, Chairman of the Board of Directors,
2 Hopkins Plaza, 8th Floor                                Mercantile Mortgage Corp; Vice Chairman of the
Suite 805                                                 Board of Directors, President and Chief Operating
Baltimore, MD 21201                                       Officer, Mercantile - Safe Deposit & Trust Co.;
                                                          and President, Mercantile Bankshares.

JACK FIELDS (49)                  Trustee                 Chief Executive Officer, Twenty-First Century
434 New Jersey Avenue, S.E.                               Group, Inc. (governmental affairs company).
Washington, DC 20003                                      Formerly, Member of the U.S. House of
                                                          Representatives.

**CARL FRISCHLING (64)            Trustee                 Partner, Kramer Levin Naftalis & Frankel LLP
919 Third Avenue                                          (law firm).
New York, NY  10022

----------

* A trustee who is an "interested person" of A I M Advisors, Inc. and the Trust as defined in the 1940 Act.

** A trustee who is an "interested person" of the Trust as defined in the 1940 Act.

                                  POSITIONS HELD
NAME, ADDRESS AND AGE             WITH REGISTRANT             PRINCIPAL OCCUPATION DURING PAST 5 YEARS
---------------------             ---------------             ----------------------------------------

PREMA MATHAI-DAVIS (50)                Trustee              Member, Visiting Committee, Harvard University
370 East 76th Street                                        Graduate School of Education, New School University.
New York, NY 10021                                          Formerly, Chief Executive Officer, YWCA of the USA;
                                                            Commissioner, New York City Department of the Aging;
                                                            and Commissioner, New York City Metropolitan
                                                            Transportation Authority.

LEWIS F. PENNOCK (58)                  Trustee              Partner, Pennock & Cooper (law firm).
6363 Woodway, Suite 825
Houston, TX 77057

LOUIS S. SKLAR (61)                    Trustee              Executive Vice President, Development and
The Williams Tower, 50th Floor                              Operations, Hines Interests Limited Partnership
2800 Post Oak Blvd.                                         (real estate development).
Houston, TX  77056

GARY T. CRUM (53)                      Senior Vice          Director and President, A I M Capital Management,
                                       President            Inc.; Director and Executive Vice President, A I M
                                                            Management Group Inc.; Director and Senior Vice
                                                            President, A I M Advisors, Inc.; and Director, A I
                                                            M Distributors, Inc. and AMVESCAP PLC.

CAROL F. RELIHAN (46)                  Senior Vice          Director, Senior Vice President, General Counsel
                                       President            and Secretary, A I M Advisors, Inc.; Senior Vice
                                       and Secretary        President, General Counsel and Secretary, A I M
                                                            Management Group Inc.; Director, Vice President
                                                            and General Counsel, Fund Management Company;
                                                            General Counsel and Vice President, A I M Fund
                                                            Services, Inc.; and Vice President, A I M Capital
                                                            Management, Inc., and A I M Distributors, Inc.

MELVILLE B. COX (57)                   Vice President       Vice President and Chief Compliance Officer, A I M
                                                            Advisors, Inc., A I M Capital Management, Inc.,
                                                            A I M Distributors, Inc., A I M Fund Services, Inc.,
                                                            and Fund Management Company.

DANA R. SUTTON (42)                    Vice President and   Vice President and Fund Controller, A I M
                                       Treasurer            Advisors, Inc.; and Assistant Vice President and
                                                            Assistant Treasurer, Fund Management Company.

EDGAR M. LARSEN (60)                   Vice President       Vice President, A I M Capital Management, Inc.




                  The standing committees of the Board of Trustees are the Audit Committee, the Investments Committee and the Nominating and Compensation Committee.

                  The members of the Audit Committee are Messrs. Crockett, Daly, Dowden, Dunn (Chairman), Fields, Frischling, Pennock and Sklar and Dr. Mathai-Davis. The Audit Committee is responsible for: (i) considering management's recommendations of independent accountants for each Fund and evaluating such accountants' performance, costs and financial stability; (ii) with AIM, reviewing and coordinating audit plans prepared by the Funds' independent accountants and management's internal audit staff; and (iii) reviewing financial statements contained in periodic reports to shareholders with the Funds' independent accountants and management.

                  The members of the Investments Committee are Messrs. Crockett, Daly, Dowden, Dunn, Fields, Frischling, Pennock and Sklar (Chairman) and Dr. Mathai-Davis. The Investment Committee is responsible for: (i) overseeing AIM's investment-related compliance systems and procedures to ensure their continued adequacy; and (ii) considering and acting, on an interim basis, between meetings of the full Board, on investment-related matters requiring Board consideration, including dividends and distributions, brokerage policies and pricing matters.

                  The members of the Nominating and Compensation Committee are Messrs. Crockett (Chairman), Daly, Dowden, Dunn, Fields, Pennock and Sklar and Dr. Mathai-Davis. The Nominating and Compensation Committee is responsible for:
(i) considering and nominating individuals to stand for election as independent trustees as long as the Trust maintains a distribution plan pursuant to Rule 12b-1 under the 1940 Act; (ii) reviewing from time to time the compensation payable to the independent trustees; and (iii) making recommendations to the Board regarding matters related to compensation, including deferred compensation plans and retirement plans for the independent trustees.

                  The Nominating and Compensation Committee will consider nominees recommended by a shareholder to serve as trustees, provided (i) that such person is a shareholder of record at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which trustees will be elected, and (ii) that the Nominating and Compensation Committee or the Board, as applicable, shall make the final determination of persons to be nominated.

                  All of the Trust's trustees also serve as directors or trustees of some or all of the other investment companies managed or advised by AIM. All of the Trust's executive officers hold similar offices with some or all of the other investment companies managed or advised by AIM.

Remuneration of Trustees

                  Each trustee is reimbursed for expenses incurred in connection with each meeting of the Board of Trustees or any committee attended. Each trustee who is not also an officer of the Trust is compensated for his or her services according to a fee schedule which recognizes the fact that such trustee also serves as a director or trustee of other AIM Funds. Each such trustee receives a fee, allocated among the AIM Funds for which he or she serves as a director or trustee, which consists of an annual retainer component and a meeting fee component.

                  Set forth below is information regarding compensation paid or accrued for each trustee of the Trust:

                                                 RETIREMENT
                                AGGREGATE         BENEFITS            TOTAL
                              COMPENSATION         ACCRUED         COMPENSATION
                                FROM THE         BY ALL AIM         FROM ALL
      TRUSTEE                   TRUST(1)          FUNDS(2)         AIM FUNDS(3)
-----------------------      -------------     --------------     --------------

Charles T. Bauer(4)          $           0     $            0     $            0

Bruce L. Crockett            $      26,923     $       60,951     $      111,500

Owen Daly II                 $      26,923     $       97,195     $      111,500

Albert R. Dowden(5)          $           0     $            0     $       13,435

Edward K. Dunn, Jr           $      26,923     $       22,138     $      111,500

Jack Fields                  $      26,409     $       23,019     $      108,500

Carl Frischling(6)           $      26,923     $      107,507     $      111,500

Robert H. Graham             $      26,419     $            0     $            0

Prema Mathai-Davis           $      26,923     $       22,606     $      111,500

Lewis F. Pennock             $      26,923     $       67,995     $      111,500

Louis S. Sklar               $      26,288     $       87,538     $      111,000

(1) The total amount of compensation deferred by all trustees of the Trust and the Trust's predecessor during the fiscal year ended October 31, 2000, including earnings was $213,131.

(2) During the fiscal year ended October 31, 2000, the total amount of expenses allocated to the Trust and the Trust's predecessor in respect of such retirement benefits was $210,415. Data reflects compensation for the calendar year ended December 31, 2000.

(3) Each trustee serves as director or trustee of at least 12 registered investment companies advised by AIM. Data reflects total compensation for the calendar year ended December 31, 2000.

(4) Mr. Bauer was a trustee and officer until September 30, 2000, when he retired.

(5)      Mr. Dowden was elected to serve as a Trustee on December 14, 2000.

(6) During the fiscal year ended October 31, 2000, Aggressive Growth, Blue Chip, Capital Development, Charter, Constellation, Demographic Trends, Emerging Growth, Large Cap Basic Value, Large Cap Growth, Mid Cap and Weingarten, each paid $10,333, $12,798, $5,962, $17,752, $35,398,
         $5,640, $2,215, $3,949, $4,033, $3,749 and $22,699, respectively, in legal fees to Mr. Frischling's law firm, Kramer Levin Naftalis & Frankel LLP for services rendered. Mr. Frischling, a trustee of the Trust, is a partner in such firm.

AIM Funds Retirement Plan for Eligible Directors/Trustees

                  Under the terms of the AIM Funds Retirement Plan for Eligible Directors/Trustees (the "Plan"), each trustee (who is not an employee of any of the AIM Funds, AIM Management or any of their affiliates) may be entitled to certain benefits upon retirement from the Board of Trustees. Pursuant to the Plan, a trustee becomes eligible to retire and receive full benefits under the Plan when he or she has attained age 65 and has completed at least five years of continuous service with one or more of the regulated investment companies managed, administered or distributed by AIM or its affiliates (the "Applicable AIM Funds"). Each eligible trustee is entitled to receive an annual benefit from the Applicable AIM Funds commencing on the first day of the calendar quarter coincident with or following his or her date of retirement equal to a maximum of 75% of the annual retainer paid or accrued by the Applicable AIM Funds for such trustee during the twelve-month period immediately preceding the trustee's retirement (including amounts deferred under a separate agreement between the Applicable AIM Funds and the trustee) and based on the number of such trustee's years of service (not in excess of 10 years of service) completed with respect to any of the Applicable AIM Funds. Such benefit is payable to each eligible trustee in quarterly installments. If an eligible trustee dies after attaining the normal retirement date but before receipt of all benefits under the Plan, the trustee's surviving spouse (if any) shall receive a quarterly survivor's benefit equal to 50% of the amount payable to the deceased trustee for no more than ten years beginning the first day of the calendar quarter following the date of the trustee's death. Payments under the Plan are not secured or funded by any Applicable AIM Fund.

                  Set forth below is a table that shows the estimated annual benefits payable to an eligible trustee upon retirement assuming various years of service. The estimated credited years of service for Messrs. Crockett, Daly, Dowden, Dunn, Fields, Frischling, Pennock and Sklar and Dr. Mathai-Davis are 13, 13, 0, 2, 3, 23, 19, 11 and 2 years, respectively.

                    ESTIMATED ANNUAL BENEFITS UPON RETIREMENT

         Number of
          Years of
        Service With
       the Applicable          Estimated Annual
          AIM Funds        Benefits Upon Retirement
     ==================    ========================
             10                     $75,000

             9                      $67,500

             8                      $60,000

             7                      $52,500

             6                      $45,000

             5                      $37,500

Deferred Compensation Agreements

                  Messrs. Daly, Dunn, Fields, Frischling and Sklar and Dr. Mathai-Davis (the "Deferring Trustees"), have each executed a Deferred Compensation Agreement (collectively, the "Compensation Agreements"). Pursuant to the Compensation Agreements, the Deferring Trustees may elect to defer receipt of up to 100% of their compensation payable by the Trust, and such amounts are placed into a deferral account. Currently, the Deferring Trustees may select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested. Distributions from the Deferring Trustees' deferral accounts will be paid in cash, generally in equal quarterly installments over a period of five (5) or ten (10) years (depending on the Compensation Agreement) beginning on the date the Deferring Trustee's retirement benefits commence under the Plan. The Trust's Board of Trustees, in its sole discretion, may accelerate or extend the distribution of such deferral accounts after the Deferring Trustee's termination of service as a trustee of the Trust. If a Deferring Trustee dies prior to the distribution of amounts in his or her deferral account, the balance of the deferral account will be distributed to his or her designated beneficiary in a single lump sum payment as soon as practicable after such Deferring Trustee's death. The Compensation Agreements are not funded and, with respect to the payments of amounts held in the deferral accounts, the Deferring Trustees have the status of unsecured creditors of the Trust and of each other AIM Fund from which they are deferring compensation.


                     INVESTMENT ADVISORY AND OTHER SERVICES

                  AIM is a direct wholly owned subsidiary of AIM Management, a holding company that has been engaged in the financial services business since 1976. The address of AIM is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. AIM was organized in 1976, and, together with its subsidiaries, advises or manages over 130 investment portfolios encompassing a broad range of investment objectives. AIM Management is an indirect wholly owned subsidiary of AMVESCAP PLC, 11 Devonshire Square, London EC2M 4YR, United Kingdom. AMVESCAP PLC and its subsidiaries are an independent investment management group engaged in institutional investment management and retail mutual fund businesses in the United States, Europe and the Pacific Region. Certain of the trustees and officers of AIM are also executive officers of the Trust and their affiliations are shown under "Trustees and Officers."

                  AIM and the Trust have adopted a Code of Ethics which requires investment personnel and certain other employees (a) to pre-clear personal securities transactions subject to the Code of Ethics; (b) to file reports regarding such transactions; (c) to refrain from personally engaging in (i) short-term trading of a security, (ii) transactions involving a security within seven days of an AIM Fund transaction involving the same security (subject to a de minimis exception), and (iii) transactions involving securities being considered for investment by an AIM Fund (subject to the de minimis exception); and (d) to abide by certain other provisions of the Code of Ethics. The de minimis exception under the Code of Ethics covers situations where there is no material conflict of interest because of the large market capitalization of a security and the relatively small number of shares involved in a personal transaction. The Code of Ethics also generally prohibits AIM employees who are registered with the NASD from purchasing securities in initial public offerings. Personal trading reports are periodically reviewed by AIM, and the Board of Trustees reviews quarterly and annual reports (which summarize any significant violations of the Code of Ethics). Sanctions for violating the Code of Ethics may include censure, monetary penalties, suspension or termination of employment.

                  The Trust, on behalf of each Fund has entered into a Master Investment Advisory Agreement dated June 21, 2000 (the "Master Advisory Agreement") and a Master Administrative Services Agreement (the "Master Administrative Services Agreement") with AIM. In addition, AIM has entered into a Master Sub-Advisory Agreement (the "Master Sub-Advisory Agreement") with AIM Capital with respect to Charter, Weingarten and Constellation. A prior investment advisory agreement with substantially similar terms to the Master Advisory Agreement and a prior administrative services agreement with substantially similar terms to the Master Administrative Services Agreement were in effect prior to June 21, 2000.

                  Under the terms of the Master Advisory Agreement, AIM supervises all aspects of the Funds' operations and provides investment advisory services to the Funds. AIM obtains and evaluates economic, statistical and financial information to formulate and implement investment programs for the Funds. AIM will not be liable to the Funds or their shareholders except in the case of AIM's willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

                  Pursuant to the Master Administrative Services Agreement, AIM has agreed to provide or arrange for the provision of certain accounting and other administrative services to the Funds, including the services of a principal financial officer of the Funds and related staff. As compensation to AIM for its services under the Master Administrative Service Agreements, the Funds pay AIM for expenses incurred by AIM or its subsidiaries in connection with such services.

                  Under the terms of the Master Sub-Advisory Agreement, AIM has appointed AIM Capital to provide certain investment advisory services for each of Charter, Constellation and Weingarten, subject to overall supervision by AIM and the Trust's Board of Trustees. Certain of the trustees and officers of AIM Capital are also executive officers of the Trust.

                  Under the terms of the Sub-Advisory Agreement dated June 21, 2000 (the "Sub-Advisory Agreement"), AIM has appointed H. S. Dent Advisors, Inc. to provide certain investment advisory services for Demographic Trends, subject to overall supervision by AIM and the Trust's Board of Trustees.

                  Both the Master Advisory Agreement and the Master Sub-Advisory Agreement provide that the Fund will pay or cause to be paid all expenses of the Fund not assumed by AIM or AIM Capital, including, without limitation: brokerage commissions, taxes, legal, auditing or governmental fees, the cost of preparing share certificates, custodian, transfer and shareholder service agent costs, expenses of issue, sale, redemption, and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustees and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Trust on behalf of the Fund in connection with membership in investment company organizations, the cost of printing copies of prospectuses and statements of additional information distributed to the Funds' shareholders.

                  The Master Advisory Agreement, the Master Sub-Advisory Agreement and Sub-Advisory Agreement will continue in effect from year to year only if such continuance is specifically approved at least annually by (i) the Trust's Board of Trustees or the vote of a "majority of the outstanding voting securities" of the Funds (as defined in the 1940 Act), and (ii) the affirmative vote of a majority of the trustees who are not parties to the agreements or "interested persons" of any such party (the "Non-Interested Trustees") by votes cast in person at a meeting called for such purpose. Each agreement provides that the Funds, AIM (in the case of the Master Advisory Agreement) or AIM Capital (in the case of the Master Sub-Advisory Agreement) may terminate such agreement on 60 days' written notice without penalty Each agreement terminates automatically in the event of its assignment.

                  AIM may from time to time waive or reduce its fee. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, AIM will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Table in a Prospectus may not be terminated or amended to the Funds' detriment during the period stated in the agreement between AIM and the Fund. Fee waivers or reductions set forth in the Master Advisory Agreement may not be terminated without shareholder approval.

                  AIM has voluntarily agreed, effective July 1, 2000, to waive advisory fees payable by Blue Chip, Charter, Constellation and Weingarten in an amount equal to 0.025% for each $5 billion increment in net assets over $5 billion, up to a maximum waiver of 0.175% on net assets in excess of $35 billion, so that the effective fee schedules are as follows:

                                    BLUE CHIP

         NET ASSETS                                              ANNUAL RATE

         First $350 million                                      0.75%
         Over $350 million to and including $5 billion           0.625%
         Over $5 billion to and including $10 billion            0.60%
         Over $10 billion to and including $15 billion           0.575%
         Over $15 billion to and including $20 billion           0.55%
         Over $20 billion to and including $25 billion           0.525%
         Over $25 billion to and including $30 billion           0.50%
         Over $30 billion to and including $35 billion           0.475%
         Over $35 billion                                        0.45%


                            CHARTER AND CONSTELLATION

         NET ASSETS                                              ANNUAL RATE

         First $30 million                                       1.00%
         Over $30 million to and including $150 million          0.75%
         Over $150 million to and including $5 billion           0.625%
         Over $5 billion to and including $10 billion            0.60%
         Over $10 billion to and including $15 billion           0.575%
         Over $15 billion to and including $20 billion           0.55%
         Over $20 billion to and including $25 billion           0.525%
         Over $25 billion to and including $30 billion           0.50%
         Over $30 billion to and including $35 billion           0.475%
         Over $35 billion                                        0.45%


                                   WEINGARTEN

         NET ASSETS                                              ANNUAL RATE

         First $30 million                                       1.00%
         Over $30 million to and including $350 million          0.75%
         Over $350 million to and including $5 billion           0.625%
         Over $5 billion to and including $10 billion            0.60%
         Over $10 billion to and including $15 billion           0.575%
         Over $15 billion to and including $20 billion           0.55%
         Over $20 billion to and including $25 billion           0.525%
         Over $25 billion to and including $30 billion           0.50%
         Over $30 billion to and including $35 billion           0.475%
         Over $35 billion                                        0.45%

                  In addition, pursuant to a prior fee waiver arrangement, AIM waived through June 30, 2000 a portion of its advisory fees payable by Charter, Constellation and Weingarten at net asset levels higher than those currently incorporated in the advisory fee schedule. Accordingly, with respect to each of Charter and Constellation, AIM received a fee calculated at an annual rate of 1.0% of the first $30 million of such Fund's average daily net assets, plus 0.75% of such Fund's average daily net assets in excess of $30 million to and including $150 million, plus 0.625% of such Fund's average daily net assets in excess of $150 million to and including $2 billion, plus 0.60% of the Fund's average daily net assets in excess of $2 billion. With respect to Weingarten, AIM received a fee calculated at an annual rate of 1.0% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $350 million, plus 0.625% of the Fund's average daily net assets in excess of $350 million to and including $2 billion, plus 0.60% of the Fund's average daily net assets in excess of $2 billion to and including $3 billion, plus 0.575% of the Fund's average daily net assets in excess of $3 billion to and including $4 billion, plus 0.55% of the Fund's average daily net assets in excess of $4 billion.

                  With respect to Aggressive Growth, AIM's fee is calculated at an annual rate of 0.80% of the first $150 million of the Fund's average daily net assets, plus 0.625% of the Fund's average daily net assets in excess of $150 million. With respect to Capital Development, AIM is entitled to receive a fee calculated at an annual rate of 0.75% of the first $350 million of such Fund's average daily net assets, plus 0.625% of such Fund's average daily net assets in excess of $350 million. With respect to Demographic Trends, AIM is entitled to receive a fee calculated at an annual rate of 0.85% of the first $2 billion of average daily net assets plus 0.80% of the Fund's average daily net assets in excess of $2 billion. With respect to Emerging Growth, AIM is entitled to receive a fee calculated at an annual rate of 0.85% of the first $1 billion of average daily net assets plus 0.80% of the Fund's assets in excess of $1 billion. With respect to Large Cap Basic Value, AIM is entitled to receive a fee calculated at an annual rate of 0.60% of the first $1 billion of average daily net assets, plus 0.575% of the Fund's average daily net assets in excess of $1 billion to and including $2 billion of average daily net assets, plus 0.55% of the Fund's average daily net assets in excess of $2 billion. With respect to Large Cap Growth, AIM is entitled to receive a fee calculated at an annual rate of 0.75% of the first $1 billion of such Fund's average daily net assets, plus 0.70% of such Fund's average daily net assets in excess of $1 billion to and including $2 billion, plus 0.625% of such Fund's average daily net assets in excess of $2 billion. With respect to Mid Cap, AIM is entitled to receive a fee calculated at an annual rate of 0.80% of the first $1 billion of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $1 billion.

                  As compensation for its services, AIM pays 50% of the advisory fees it receives pursuant to the Master Advisory Agreement with respect to Charter, Constellation and Weingarten to AIM Capital.

                  As compensation for its services, AIM pays H. S. Dent Advisers, Inc. a fee, with respect to Demographic Trends, calculated at an annual rate of 0.13% of the first $1 billion of such Fund's average daily net assets, plus 0.10% of such Fund's average daily net assets in excess of $1 billion to and including $2 billion of the Fund's average daily net assets, plus 0.07% of the Fund's average daily net assets in excess of $2 billion.

                  Each Fund paid to AIM the following advisory fees net of any expense limitations (fee waivers) for the years ended October 31, 2000, 1999 and 1998:

                                    2000          1999         1998
                                    ----          ----         ----

Aggressive Growth..........   $26,977,097     $17,085,022    $21,617,925
Blue Chip..................    36,853,214      21,592,076      8,680,763
Capital Development........     9,200,414       8,102,504      7,886,238
Charter....................    54,658,390      39,884,618     31,058,588
Constellation..............   122,489,954      87,350,901     86,555,468
Demographic Trends.........    10,757,633         646,554            N/A
Emerging Growth............       908,443             N/A            N/A
Large Cap Basic Value......             0               0            N/A
Large Cap Growth...........     1,064,335          10,176            N/A
Mid Cap....................     1,125,851             N/A            N/A
Weingarten.................    70,073,547      50,710,809     40,657,216

                  For the fiscal year ended October 31, 2000, October 31, 1999 and 1998, AIM waived advisory fees for each Fund as follows:

                                   2000           1999          1998
                                   ----           ----          ----

Aggressive Growth.........   $           0   $          0    $          0
Blue Chip.................          70,387              0               0
Capital Development.......               0              0               0
Charter...................       1,484,073      1,130,089         762,337
Constellation.............       6,187,566      3,107,849       3,074,705
Demographic Trends........               0         43,724             N/A
Emerging Growth...........               0            N/A             N/A
Large Cap Basic Value.....          12,555          2,279             N/A
Large Cap Growth..........               0         32,079             N/A
Mid Cap...................               0            N/A             N/A
Weingarten................       5,181,384      4,288,405       2,917,461

                  AIM, in turn, paid the following sub-advisory fees to AIM Capital, as sub-advisor for Charter, Constellation and Weingarten, for the years ended October 31, 2000, 1999 and 1998:

                                         2000         1999           1998
                                         ----         ----           ----

Charter...........................   $17,788,305    $19,942,309    $15,529,294
Constellation.....................    40,459,660     43,675,451     43,277,734
Weingarten........................    23,739,387     25,355,405     20,328,608

                  AIM paid the following sub-advisory fees to H. S. Dent Advisers, Inc. for Demographic Trends for the year ended October 31, 2000 and the period June 7, 1999 through October 31, 1999 as follows:

                                                 2000            1999
                                                 ----            ----

         Demographic Trends..............     $2,531,208      $ 105,572

                  The payments set forth above were made pursuant to a substantially similar advisory agreement between AIM and the Trust's predecessor.

                  In addition, if a Fund engages in securities lending, AIM will provide the Fund investment advisory services and related administrative services. The Master Investment Advisory Agreement describes the administrative services to be rendered by AIM if a Fund engages in securities lending activities, as well as the compensation AIM may receive for such administrative services. Services to be provided include: (a) overseeing participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines; (b) assisting the securities lending agent or principal (the agent) in determining which specific securities are available for loan; (c) monitoring the agent to ensure that securities loans are effected in accordance with AIM's instructions and with procedures adopted by the Board; (d) preparing appropriate periodic reports for, and seeking appropriate approvals from, the Board with respect to securities lending activities; (e) responding to agent inquiries; and (f) performing such other duties as may be necessary.

                  AIM's compensation for advisory services rendered in connection with securities lending is included in the advisory fee schedule. As compensation for the related administrative services AIM will provide, a lending Fund will pay AIM a fee equal to 25% of the net monthly interest or fee income retained or paid to the Fund from such activities. AIM currently intends to waive such fee, and has agreed to seek Board approval prior to its receipt of all or a portion of such fee.

                  The Master Administrative Services Agreement provides that AIM may perform or arrange for the performance of certain accounting and other administrative services to each Fund. For such services, AIM is entitled to receive from each Fund reimbursement of its costs or such reasonable compensation as may be approved by the Trust's Board of Trustees. The Master Administrative Services Agreement will continue in effect from year to year only if such continuance is specifically approved at least annually by

(i) the Trust's Board of Trustees or the vote of a "majority of the outstanding voting securities" of the Funds (as defined in the 1940 Act), and (ii) the affirmative vote of a majority of the Non-Interested Trustees by votes cast in person at a meeting called for such purpose.

                  In addition, the Transfer Agency and Service agreement for the Fund provides that A I M Fund Services, Inc. ("AFS"), a registered transfer agent and wholly owned subsidiary of AIM, will perform certain shareholder services for the Fund for a fee per account serviced. The Transfer Agency and Service Agreement provides that AFS will receive a per account fee plus out-of-pocket expenses to process orders for purchases, redemptions and exchanges of shares, prepare and transmit payments for dividends and distributions declared by the Fund, maintain shareholder accounts and provide shareholders with information regarding the Fund and their accounts.

                  The Funds paid AIM the following amounts of administrative services costs for the years ended October 31, 2000, 1999 and 1998:

                                   2000            1999            1998
                                   ----            ----            ----

Aggressive Growth...........     $233,230        $126,956        $108,996
Blue Chip...................      280,996         153,309          85,043
Capital Development.........      147,339         111,632          85,252
Charter.....................      383,224         235,274         152,008
Constellation...............      731,392         431,120         295,926
Demographic Trends..........      142,614          16,849             N/A
Emerging Growth.............       29,235             N/A             N/A
Large Cap Basic Value.......       50,000          16,849             N/A
Large Cap Growth............       50,000          29,197             N/A
Mid Cap.....................       50,000             N/A             N/A
Weingarten..................      473,764         281,500         179,633

                  The payments set forth in the table above were made pursuant to a substantially similar administrative services agreement between AIM and the Trust's predecessor.


                             THE DISTRIBUTION PLANS

THE CLASS A AND C PLAN

 .                  The Trust has adopted a Master Distribution Plan pursuant to
Rule 12b-1 under the 1940 Act relating to the Class A and Class C shares of the Funds (the "Class A and C Plan"). The Class A and C Plan provides that the Class A shares pay 0.35% per annum of their daily average net assets in the case of Blue Chip, Capital Development, Demographic Trends, Emerging Growth, Large Cap Basic Value, Large Cap Growth and Mid Cap, 0.30% per annum of their average daily net assets in the case of Charter, Constellation and Weingarten and 0.25% per annum of the average net assets of Aggressive Growth as compensation to AIM Distributors for the purpose of financing any activity which is primarily intended to result in the sale of Class A shares. Under the Class A and C Plan, Class C shares of Aggressive Growth, Blue Chip, Capital Development, Charter, Constellation, Demographic Trends, Emerging Growth, Large Cap Basic Value, Large Cap Growth and Mid Cap, and Weingarten pay compensation to AIM Distributors at an annual rate of 1.00% of the average daily net assets attributable to Class C shares. The Class A and C Plan is designed to compensate AIM Distributors, on a quarterly basis, for certain promotional and other sales-related costs, and to implement a dealer incentive program which provides for periodic payments to selected dealers who furnish continuing personal shareholder services to their customers who purchase and own Class A or Class C shares of a Fund. Payments can also be directed by AIM Distributors to selected institutions who have entered into service agreements with respect to Class A and Class C shares of each Fund and who provide continuing personal services to their customers who own Class A and Class C shares of the Fund. Activities appropriate for financing under the Class A and C Plan include, but are not limited to, the following: printing of prospectuses and statements of additional information and reports for other than existing shareholders; overhead; preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers and other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements; and costs of administering the Class A and C Plan.

                  Of the aggregate amount payable under the Class A and C Plan, payments to dealers and other financial institutions including AIM Distributors, acting as principal, for provide continuing personal shareholder services to their customers who purchase and own shares of the Fund, in amounts of up to 0.25% of the average daily net assets of the Fund attributable to the customers of such dealers or financial institutions are characterized as a service fee, and payments to dealers and other financial institutions including AIM Distributors, acting as principal, in excess of such amount and payments to AIM Distributors would be characterized as an asset-based sales charge pursuant to the Class A and C Plan.

THE CLASS B PLAN

                  The Trust has also adopted a Master Distribution Plan pursuant to Rule 12b-1 under the 1940 Act relating to Class B shares of Aggressive Growth, Blue Chip, Capital Development, Charter, Constellation, Demographic Trends, Emerging Growth, Large Cap Basic Value, Large Cap Growth, Mid Cap and Weingarten (the "Class B Plan", and collectively with the Class A and C Plan, the "Plans"). Under the Class B Plan, Aggressive Growth, Blue Chip, Capital Development, Charter, Constellation, Demographic Trends, Emerging Growth, Large Cap Basic Value, Large Cap Growth, Mid Cap and Weingarten pay compensation to AIM Distributors at an annual rate of 1.00% of the average daily net assets attributable to Class B shares. Of such amount, the Funds pay a service fee of 0.25% of the average daily net assets attributable to Class B shares to selected dealers and other institutions which furnish continuing personal shareholder services to their customers who purchase and own Class B shares. Any amounts not paid as a service fee would constitute an asset-based sales charge. Amounts paid in accordance with the Class B Plan may be used to finance any activity primarily intended to result in the sale of Class B shares, including, but not limited to, printing of prospectuses and statements of additional information and reports for other than existing shareholders; overhead; preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers and other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements; and costs of administering the Class B Plan.

BOTH PLANS

                  Pursuant to an incentive program, AIM Distributors may enter into agreements ("Shareholder Service Agreements") with investment dealers selected from time to time by AIM Distributors for the provision of distribution assistance in connection with the sale of the Funds' shares to such dealers' customers, and for the provision of continuing personal shareholder services to customers who may from time to time directly or beneficially own shares of the Funds. The distribution assistance and continuing personal shareholder services to be rendered by dealers under the Shareholder Service Agreements may include, but shall not be limited to, the following: distributing sales literature; answering routine customer inquiries concerning the Funds; assisting customers in changing dividend options, account designations and addresses, and in enrolling in any of several special investment plans offered in connection with the purchase of the Fund's shares; assisting in the establishment and maintenance of customer accounts and records and in the processing of purchase and redemption transactions; investing dividends and any capital gains distributions automatically in the Fund's shares; and providing such other information and services as the Funds or the customer may reasonably request.

                  Under the Plans, in addition to the Shareholder Service Agreements authorizing payments to selected dealers, banks may enter into Shareholder Service Agreements authorizing payments under the Plans to be made to banks which provide services to their customers who have purchased shares. Services provided pursuant to Shareholder Service Agreements with banks may include some or all of the following: answering shareholder inquiries regarding the Funds and the Trust; performing sub-accounting; establishing and maintaining shareholder accounts and records; processing customer purchase and redemption transactions; providing periodic statements showing a shareholder's account balance and the integration of such statements with those of other transactions and balances in the shareholder's other accounts serviced by the bank; forwarding applicable prospectuses, proxy statements, reports and notices to bank clients who hold shares of the Funds; and such other administrative services as the Funds reasonably may request, to the extent permitted by applicable statute, rule or regulation. Similar agreements may be permitted under the Plans for institutions which provide recordkeeping for and administrative services to 401(k) plans.

                  The Trust may also enter into Variable Group Annuity Contractholder Service Agreements ("Variable Contract Agreements") on behalf of Aggressive Growth, Blue Chip, Capital Development, Charter, Constellation, Demographic Trends, Emerging Growth, Large Cap Basic Value, Large Cap Growth, Mid Cap and Weingarten authorizing payments to selected insurance companies offering variable annuity contracts to employers as funding vehicles for retirement plans qualified under Section 401(a) of the Code. Services provided pursuant to such Variable Contract Agreements may include some or all of the following: answering inquiries regarding the Fund and the Trust; performing sub-accounting; establishing and maintaining Contractholder accounts and records; processing and bunching purchase and redemption transactions; providing periodic statements of contract account balances; forwarding such reports and notices to Contractholders relative to the Fund as deemed necessary; generally, facilitating communications with Contractholders concerning investments in a Fund on behalf of Plan participants; and performing such other administrative services as deemed to be necessary or desirable, to the extent permitted by applicable statute, rule or regulation to provide such services.

                  Under a Shareholder Service Agreement, the Funds agree to pay periodically fees to selected dealers and other institutions who render the foregoing services to their customers. The fees payable under a Shareholder Service Agreement generally will be calculated at the end of each payment period for each business day of the Funds during such period at the annual rate of 0.25% of the average daily net asset value of the Funds' shares purchased or acquired through exchange. Fees calculated in this manner shall be paid only to those selected dealers or other institutions who are dealers or institutions of record at the close of business on the last business day of the applicable payment period for the account in which the Funds' shares are held.

                  The Plans are subject to any applicable limitations imposed from time to time by rules of the National Association of Securities Dealers, Inc.

                  AIM Distributors may from time to time waive or reduce any portion of its 12b-1 fee for Class A shares and Class C shares. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, AIM Distributors will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Table in a Prospectus may not be terminated or amended to the Funds' detriment during the period stated in the agreement between AIM Distributors and the Fund.

                  Under the Plans, certain financial institutions which have entered into service agreements and which sell shares of the Funds on an agency basis, may receive payments from the Funds pursuant to the respective Plans. AIM Distributors does not act as principal, but rather as agent for the Funds, in making dealer incentive and shareholder servicing payments to dealers and other financial institutions under the Plans. These payments are an obligation of the Funds and not of AIM Distributors.

                  For the fiscal year ended October 31, 2000, with respect to Class A shares, Aggressive Growth, Blue Chip, Capital Development, Charter, Constellation, Demographic Trends, Large Cap Basic Value, Large Cap Growth, Mid Cap and Weingarten paid AIM Distributors under the Class A and C Plan $10,092,087, $9,983,123, $2,578,744, $17,302,500, $56,629,759, $1,761,595,
$5,181, $229,403, $239,790 and $29,398,785, respectively, or an amount equal to
0.25%, 0.35%, 0.35%, 0.30%, 0.30%, 0.35%, 0.35%, 0.35%, 0.35% and 0.30%,
respectively, of the Fund's Class A shares average daily net assets. For the period March 31, 2000 (date operations commenced) through October 31, 2000, with respect to Class A shares, Emerging Growth paid AIM Distributors under the Class A and C Plan $198,509, or an amount equal to 0.35% of the Fund's Class A shares average daily net assets.

                  For the fiscal year ended October 31, 2000, with respect to Class B shares, Aggressive Growth, Blue Chip, Capital Development, Charter, Constellation, Demographic Trends, Large Cap Growth, Mid Cap and Weingarten paid AIM Distributors under the Class B Plan $1,809,368, $24,298,215, $5,913,557,
$28,390,889, $10,309,561, $5,500,548, $552,163, $553,529 and $18,390,082,
respectively, or an amount equal to 1.00%, 1.00%, 1.00%, 1.00%, 1.00%, 1.00%,
1.00%, 1.00% and 1.00%, respectively, of the Fund's Class B shares average daily net assets. For the period March 31, 2000 (date operations commenced) through October 31, 2000, with respect to Class B shares, Emerging Growth paid AIM Distributors under the Class B Plan $349,519, or an amount equal to 1.00% of the Fund's Class B shares average daily net assets. For the period August 1, 2000 (date sales commenced) through October 31, 2000, with respect to Class B shares, Large Cap Basic Value paid AIM Distributors under the Class B Plan $3,172, or an amount equal to 1.00% of the Fund's Class B shares average daily net assets.

                  For the fiscal year ended October 31, 2000, with respect to Class C shares, Aggressive Growth, Blue Chip, Capital Development, Charter, Constellation, Demographic Trends, Large Cap Growth, Mid Cap and Weingarten paid AIM Distributors under the Class A and C Plan $565,638, $5,556,340, $739,266, $2,875,637, $3,222,875, $2,122,364, $211,511, $168,671 and 2,310,903,
respectively, or an amount equal to 1.00%, 1.00%, 1.00%, 1.00%, 1.00%, 1.00%,
1.00%, 1.00% and 1.00%, respectively, of the Fund's Class C shares average daily net assets. For the period March 31, 2000 (date operations commenced) through October 31, 2000, with respect to Class C shares, Emerging Growth paid AIM Distributors under the Class A and C Plan $152,068, or an amount equal to 1.00% of the Fund's Class C shares average daily net assets. For the period August 1, 2000 (date sales commenced) through October 31, 2000, with respect to Class C shares, Large Cap Basic Value paid AIM Distributors under the Class A and C Plan $1,135, or an amount equal to 1.00% of the Fund's Class C shares average daily net assets.

                  The payments set forth in the prior three paragraphs were made pursuant to substantially similar distribution plans adopted by the Trust's predecessor.

                  An estimate by category of actual fees paid by the following Funds under the Class A and C Plan during the year ended October 31, 2000, were allocated as follows:

CLASS A                                                            COMPENSATION    COMPENSATION    COMPENSATION
                                         PRINTING                       TO               TO             TO
                         ADVERTISING   AND MAILING     SEMINARS    UNDERWRITERS       DEALERS     SALES PERSONNEL
                         -----------   -----------     --------    ------------    ------------   ---------------

Aggressive Growth        $    57,442   $     6,372    $   16,170        0          $10,012,103         0
Blue Chip                    822,423        86,938       211,417        0            8,862,344         0
Capital Development          245,427        26,891        68,080        0            2,238,346         0
Charter                    1,011,908       108,475       267,278        0           15,914,839         0
Constellation              3,376,793       368,322       932,752        0           51,951,892         0
Demographic Trends           143,155        15,672        40,102        0            1,562,666         0
Emerging Growth               10,893         1,466         4,653        0              181,497         0
Large Cap Basic Value            963           212             0        0                4,641         0
Large Cap Growth              17,904         2,112         4,601        0              204,787         0
Mid Cap                       16,122         1,875         4,420        0              217,373         0
Weingarten                 1,871,622       200,427       501,337        0           26,825,399         0

                  An estimate by category of actual fees paid by the following Funds under the Class B Plan during the year ended October 31, 2000 were allocated as follows:

CLASS B                                                               COMPENSATION    COMPENSATION    COMPENSATION
                                           PRINTING                       TO               TO             TO
                           ADVERTISING   AND MAILING    SEMINARS      UNDERWRITERS       DEALERS     SALES PERSONNEL
                           -----------   -----------    --------      ------------    ------------   ---------------

Aggressive Growth             $114,418       $13,311     $  33,613   $  1,357,026       $  291,000          0
Blue Chip                      897,451        94,320       222,520     18,223,661        4,860,263          0
Capital Development             61,570         6,617        16,602      4,435,168        1,393,600          0
Charter                        729,900        77,989       194,877     21,293,167        6,094,956          0
Constellation                  387,098        42,867       107,761      7,732,171        2,039,664          0
Demographic Trends             366,853        39,521        99,471      4,125,411          869,292          0
Emerging Growth                 24,763         2,708         7,195        262,139           52,714          0
Large Cap Basic Value                0             0             0          2,379              793          0
Large Cap Growth                36,266         4,263         9,474        414,122           88,038          0
Mid Cap                         28,489         3,246         8,655        415,147           97,992          0
Weingarten                     556,153        59,890       150,230     13,792,562        3,831,247          0

An estimate by category of actual fees paid by the following Funds under the Class A and C Plan during the fiscal year ended October 31, 2000, were allocated as follows:

CLASS C                                                            COMPENSATION   COMPENSATION    COMPENSATION
                                          PRINTING                      TO             TO             TO
                          ADVERTISING   AND MAILING    SEMINARS     UNDERWRITERS     DEALERS      SALES PERSONNEL
                          -----------   -----------    --------     ------------  ------------    ---------------

Aggressive Growth           $  46,471      $  5,549       $13,487   $   362,524   $     137,607          0
Blue Chip                     284,792        30,582        74,401     1,957,079       3,209,486          0
Capital Development            20,512         2,135         6,470       145,592         564,557          0
Charter                       172,008        19,282        50,282     1,300,452       1,333,613          0
Constellation                 138,248        14,598        43,670     1,020,347       2,006,012          0
Demographic Trends            182,912        20,294        52,440     1,387,667         479,051          0
Emerging Growth                 9,793         1,066         2,961        58,427          79,821          0
Large Cap Basic Value             192             0             0           575             368          0
Large Cap Growth               16,581         1,901         4,224       125,144          63,661          0
Mid Cap                        14,306         1,640         3,417       109,343          39,965          0
Weingarten                    136,794        15,326        39,733     1,029,802       1,089,248          0

                  The Plans require AIM Distributors to provide the Board of Trustees at least quarterly with a written report of the amounts expended pursuant to the Plans and the purposes for which such expenditures were made. The Board of Trustees reviews these reports in connection with their decisions with respect to the Plans.

                  As required by Rule 12b-1, the Plans and related forms of Shareholder Service Agreements were approved by the Board of Trustees, including a majority of the trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans ("Qualified Trustees"). In approving the Plans in accordance with the requirements of Rule 12b-1, the trustees considered various factors and determined that there is a reasonable likelihood that the Plans would benefit each class of the Fund and its respective shareholders.

                  The Plans do not obligate the Fund to reimburse AIM Distributors for the actual expenses AIM Distributors may incur in fulfilling its obligations under the Plans. Thus, even if AIM Distributors' actual expenses exceed the fee payable to AIM Distributors thereunder at any given time, the Fund will not be obligated to pay more than that fee. If AIM Distributors' expenses are less than the fee it receives, AIM Distributors will retain the full amount of the fee.

                  Unless the Plans are terminated earlier in accordance with their terms, the Plans continue in effect from year to year as long as such continuance is specifically approved at least annually by the Board of Trustees, including a majority of the Qualified Trustees.

                  The Plans may be terminated by the vote of a majority of the Qualified Trustees, or, with respect to a particular class, by the vote of a majority of the outstanding voting securities of that class.

                  Any change in the Plans that would increase materially the distribution expenses paid by the applicable class requires shareholder approval; otherwise, it may be amended by the trustees, including a majority of the Qualified Trustees, by votes cast in person at a meeting called for the purpose of voting upon such amendment. As long as the Plans are in effect, the selection or nomination of the Qualified Trustees is committed to the discretion of the Qualified Trustees. In the event the Class A and C Plan is amended in a manner which the Board of Trustees determines would materially increase the charges paid by holders of Class A shares under the Class A and C Plan, the Class B shares of the Fund will no longer convert into Class A shares of the Fund unless the Class B shares, voting separately, approve such amendment. If the Class B shareholders do not approve such amendment, the Board of Trustees will (i) create a new class of shares of the Fund which is identical in all material respects to the Class A shares as they existed prior to the implementation of the amendment, and (ii) ensure that the existing Class B shares of the Fund will be exchanged or converted into such new class of shares no later than the date the Class B shares were scheduled to convert into Class A shares.

                  The principal differences between the Class A and C Plan and the Class B Plan are: (i) the Class A and C Plan allows payment to AIM Distributors or to dealers or financial institutions of up to 0.35% of average daily net assets of Blue Chip, Capital Development, Demographic Trends, Emerging Growth, Large Cap Basic Value and Large Cap Growth's Class A shares, 0.30% of average daily net assets of Charter, Constellation, Mid Cap and Weingarten's Class A shares and up to 0.25% of average daily net assets of Aggressive Growth's Class A shares as compared to 1.00% of such assets of Aggressive Growth, Blue Chip, Capital Development, Charter, Constellation, Demographic Trends, Emerging Growth, Large Cap Basic Value, Large Cap Growth, Mid Cap and Weingarten's Class B shares; (ii) the Class B Plan obligates the Class B shares to continue to make payments to AIM Distributors following termination of the Class B shares Distribution Agreement with respect to Class B shares sold by or attributable to the distribution efforts of AIM Distributors unless there has been a complete termination of the Class B Plan (as defined in such Plan); and
(iii) the Class B Plan expressly authorizes AIM Distributors to assign, transfer or pledge its rights to payments pursuant to the Class B Plan.


                                 THE DISTRIBUTOR

                  The Trust has entered into distribution arrangements with AIM Distributors, P.O. Box 4739, Houston, Texas 77210-4739, a registered broker-dealer and a wholly owned subsidiary of AIM, to act as the distributor in the continuous offering of Class A, Class B and Class C shares of the Funds. Certain trustees and officers of the Trust are affiliated with AIM Distributors. The Trust has entered into a Master Distribution Agreement with AIM Distributors relating to the Class A shares and Class C shares of the Funds and a Master Distribution Agreement with AIM Distributors relating to the Class B shares of the Funds. Both such Master Distribution Agreements are hereinafter collectively, referred to as the "Distribution Agreements."

                  The Distribution Agreements provide AIM Distributors with the exclusive right to distribute shares of the Retail Classes of the Funds directly and through institutions with whom AIM Distributors has entered into selected dealer agreements. Under the Distribution Agreement for the Class B shares, AIM Distributors sells Class B shares of the Funds at net asset value subject to a contingent deferred sales charge established by AIM Distributors. AIM Distributors is authorized to advance to institutions through whom Class B shares are sold a sales commission under schedules established by AIM Distributors. The Distribution Agreement for the Class B shares provides that AIM Distributors (or its assignee or transferee) will receive 0.75% (of the total 1.00% payable under the distribution plan applicable to Class B shares) of each Fund's average daily net assets attributable to Class B shares attributable to the sales efforts of AIM Distributors.

                  The Distribution Agreements provide that AIM Distributors will bear the expenses of printing from the final proof and distributing prospectuses and statements of additional information of the Funds relating to public offerings made by AIM Distributors pursuant to the Distribution Agreements (other than those prospectuses and statements of additional information distributed to existing shareholders of the Funds), and any promotional or sales literature used by AIM Distributors or furnished by AIM Distributors to dealers in connection with the public offering of the Funds' shares, including expenses of advertising in connection with such public offerings. AIM Distributors has not undertaken to sell any specified number of shares of any classes of the Funds.

                  AIM Distributors expects to pay sales commissions from its own resources to dealers and institutions who sell Class B shares of the Funds and Class C shares of the Funds at the time of such sales. Payments with respect to Class B shares will equal 4.00% of the purchase price of the Class B shares sold by the dealer or institution, and will consist of a sales commission equal to 3.75% of the purchase price of the Class B shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. The portion of the payments to AIM Distributors under the Class B Plan which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of such sales commissions plus financing costs. AIM Distributors anticipates that it will require a number of years to recoup from Class B Plan payments the sales commissions paid to dealers and institutions in connection with sales of Class B shares.

                  In the future, if multiple distributors serve Aggressive Growth, Blue Chip, Capital Development, Charter, Constellation, Demographic Trends, Emerging Growth, Large Cap Basic Value, Large Cap Growth, Mid Cap or Weingarten, each such distributor (or its assignee or transferee) would receive a share of the payments under the Class B Plan based on the portion of such Fund's Class B shares sold by or attributable to the distribution efforts of that distributor.

                  AIM Distributors may pay sales commissions to dealers and institutions who sell Class C shares of the AIM Funds at the time of such sales. Payments with respect to Class C shares will equal 1.00% of the purchase price of the Class C shares sold by the dealer or institution, and will consist of a sales commission of 0.75% of the purchase price of the Class C shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. AIM Distributors will retain all payments received by it relating to Class C shares for the first year after they are purchased. The portion of the payments to AIM Distributors under the Class A and C Plan attributable to Class C shares which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of on-going sales commissions to dealers plus financing costs, if any. After the first full year, AIM Distributors will make such payments quarterly to dealers and institutions based on the average net asset value of Class C shares which are attributable to shareholders for whom the dealers and institutions are designated as dealers of record.

                  The Trust (on behalf of any class of the Funds) or AIM Distributors may terminate the Distribution Agreements on sixty (60) days' written notice without penalty. The Distribution Agreements will terminate in the event of their assignment. In the event the Class B shares Distribution Agreement is terminated, AIM Distributors would continue to receive payments of asset-based distribution fees in respect of the outstanding Class B shares attributable to the distribution efforts of AIM Distributors; provided, however, that a complete termination of the Class B Plan (as defined in such Plan) would terminate all payments to AIM Distributors. Termination of the Class B Plan or Distribution Agreement does not effect the obligations of Class B shareholders to pay contingent deferred sales charges.

                  From time to time, AIM Distributors may transfer and sell its right to payments under the Distribution Agreement relating to Class B shares in order to finance distribution expenditures in respect of Class B shares.

                  The following chart reflects the total sales charges paid in connection with the sale of Class A shares of each Fund and the amount retained by AIM Distributors for the years or periods ended October 31, 2000, 1999, and 1998:

                                          2000                           1999                             1998
                               --------------------------     ---------------------------     ---------------------------
                                 SALES           AMOUNT           SALES          AMOUNT           SALES          AMOUNT
                                CHARGES         RETAINED         CHARGES        RETAINED         CHARGES        RETAINED
                               -----------     -----------     -----------     -----------     -----------     -----------

Aggressive Growth              $13,013,259     $ 2,075,726     $ 4,551,806     $    11,447     $ 4,551,806     $   763,601
Blue Chip                       18,764,141       2,876,209      17,947,219       2,766,794       9,984,437       1,557,995
Capital Development              1,986,868         309,839       2,418,486         386,856      10,092,451       1,536,318
Charter                         21,686,299       3,447,012      13,015,260       2 030,454      12,198,981       1,892,699
Constellation                   32,281,350       5,088,774      20,107,015       3,182,696      34,242,618       5,261,392
Demographic Trends*             13,202,030       2,007,746       3,822,764         551,702             N/A             N/A
Emerging Growth*                 2,135,371         336,338             N/A             N/A             N/A             N/A
Large Cap Basic Value*              80,721          12,029               0               0             N/A             N/A
Large Cap Growth*                3,837,030         577,198          80,087          12,562             N/A             N/A
Mid Cap*                         2,652,130         422,379             N/A             N/A             N/A             N/A
Weingarten                      23,882,434       3,854,495      13,839,324       2,209,013      10,455,825       1,654,675


                  The following chart reflects the contingent deferred sales charges paid by Class A, Class B and Class C shareholders and retained by A I M Distributors for the fiscal years or periods ended October 31, 2000, 1999 and 1998:


                                      2000         1999          1998
                                      ----         ----          ----

Aggressive Growth*................  $ 55,615    $  45,944     $  86,211
Blue Chip*........................   197,230      177,813        61,498
Capital Development*..............    22,923      120,769       108,532
Charter*..........................   148,823       96,080       161,792
Constellation*....................   411,140      605,519       510,316
Demographic Trends*...............    91,369        3,886           N/A
Emerging Growth*..................     9,199          N/A           N/A
Large Cap Basic Value.............       502            0           N/A
Large Cap Growth*.................    15,696          373           N/A
Mid Cap*..........................    23,692          N/A           N/A
Weingarten........................   139,887      156,642        55,685

----------

* Class A shares of Demographic Trends, Emerging Growth, Large Cap Basic Value, Large Cap Growth and Mid Cap commenced operations on June 7, 1999, March 31, 2000, June 30, 1999, March 1, 1999 and November 1, 1999, respectively.

Class B shares of Aggressive Growth, Constellation, Demographic Trends, Emerging Growth, Large Cap Basic Value, Large Cap Growth and Mid Cap commenced operations on March 1, 1999, November 3, 1997, June 7, 1999, March 31, 2000, August 1,
2000, April 5, 1999 and November 1, 1999, respectively.

Class C shares of Aggressive Growth, Blue Chip, Capital Development, Charter, Constellation, Demographic Trends, Emerging Growth, Large Cap Basic Value, Large Cap Growth, Mid Cap and Weingarten commenced operations on March 1, 1999, August 4, 1997, August 4, 1997, August 4, 1997, August 4, 1997, June 7, 1999, March 31,
2000, August 1, 2000, April 5, 1999, November 1, 1999 and August 4, 1997,
respectively.


                      SALES CHARGES AND DEALER CONCESSIONS

                  CATEGORY I. Certain AIM Funds are currently sold with a sales charge ranging from 5.50% to 2.00% of the offering price on purchases of less than $1,000,000. These AIM Funds include Class A shares of each of AIM Advisor Flex Fund, AIM Advisor International Value Fund, AIM Aggressive Growth Fund, AIM Asian Growth Fund, AIM Basic Value Fund, AIM Blue Chip Fund, AIM Capital Development

Fund, AIM Charter Fund, AIM Constellation Fund, AIM Dent Demographic Trends Fund, AIM Emerging Growth Fund, AIM European Development Fund, AIM European Small Company Fund, AIM Euroland Growth Fund, AIM Global Utilities Fund, AIM International Emerging Growth Fund, AIM International Equity Fund, AIM Japan Growth Fund, AIM Large Cap Basic Value Fund, AIM Large Cap Growth Fund, AIM Large Cap Opportunities Fund, AIM Mid Cap Equity Fund, AIM Mid Cap Growth Fund, AIM Mid Cap Opportunities Fund, AIM New Technology Fund, AIM Select Growth Fund, AIM Small Cap Equity Fund, AIM Small Cap Growth Fund, AIM Small Cap Opportunities Fund, AIM Value Fund, AIM Value Fund II, AIM Weingarten Fund and AIM Worldwide Spectrum Fund.

                                                                         Dealer
                                                                       Concession
                                        Investor's Sales Charge        -----------
                                     ------------------------------       As a
                                         As a              As a        Percentage
                                      Percentage        Percentage       of the
                                     of the Public      of the Net       Public
         Amount of Investment in       Offering           Amount        Offering
          Single Transaction(1)          Price           Invested         Price
          ---------------------      -------------      ----------     -----------

             Less than $   25,000        5.50%            5.82%             4.75%
$ 25,000 but less than $   50,000        5.25             5.54              4.50
$ 50,000 but less than $  100,000        4.75             4.99              4.00
$100,000 but less than $  250,000        3.75             3.90              3.00
$250,000 but less than $  500,000        3.00             3.09              2.50
$500,000 but less than $1,000,000        2.00             2.04              1.60

----------

(1) AIM Small Cap Opportunities Fund will not accept any single purchase in excess of $250,000.

                  CATEGORY II. Certain AIM Funds are currently sold with a sales charge ranging from 4.75% to 2.00% of the offering price on purchases of less than $1,000,000. These AIM Funds are: the Class A shares of each of AIM Advisor Real Estate Fund, AIM Balanced Fund, AIM Developing Markets Fund, AIM Global Aggressive Growth Fund, AIM Global Consumer Products and Services Fund, AIM Global Financial Services Fund, AIM Global Growth Fund, AIM Global Health Care Fund, AIM Global Income Fund, AIM Global Infrastructure Fund, AIM Global Resources Fund, AIM Global Telecommunications and Technology Fund, AIM Global Trends Fund, AIM High Income Municipal Fund, AIM High Yield Fund, AIM High Yield Fund II, AIM Income Fund, AIM Intermediate Government Fund, AIM Latin American Growth Fund, AIM Municipal Bond Fund, AIM Strategic Income Fund and AIM Tax-Exempt Bond Fund of Connecticut.

                                                                         Dealer
                                                                       Concession
                                        Investor's Sales Charge        -----------
                                     ------------------------------       As a
                                         As a              As a        Percentage
                                      Percentage        Percentage       of the
                                     of the Public      of the Net       Public
         Amount of Investment in       Offering           Amount        Offering
          Single Transaction             Price           Invested         Price
          ---------------------      -------------      ----------     -----------

             Less than $   50,000         4.75%             4.99%          4.00%
$ 50,000 but less than $  100,000         4.00              4.17           3.25
$100,000 but less than $  250,000         3.75              3.90           3.00
$250,000 but less than $  500,000         2.50              2.56           2.00
$500,000 but less than $1,000,000         2.00              2.04           1.60

                  CATEGORY III. Certain AIM Funds are currently sold with a sales charge ranging from 1.00% to 0.50% of the offering price on purchases of less than $1,000,000. These AIM Funds are the Class A shares of each of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund.

                                                                         Dealer
                                                                       Concession
                                        Investor's Sales Charge        -----------
                                     ------------------------------       As a
                                         As a              As a        Percentage
                                      Percentage        Percentage       of the
                                     of the Public      of the Net       Public
         Amount of Investment in       Offering           Amount        Offering
          Single Transaction             Price           Invested         Price
          ---------------------      -------------      ----------     -----------

             Less than $  100,000        1.00%             1.01%           0.75%
$100,000 but less than $  250,000        0.75              0.76            0.50
$250,000 but less than $1,000,000        0.50              0.50            0.40

                  There is no sales charge on purchases of $1,000,000 or more of Category I, II or III funds; however, AIM Distributors may pay a dealer concession and/or advance a service fee on such transactions as set forth below.

                  ALL GROUPS OF AIM FUNDS. AIM Distributors may elect to re-allow the entire initial sales charge to dealers for all sales with respect to which orders are placed with AIM Distributors during a particular period. Dealers to whom substantially the entire sales charge is re-allowed may be deemed to be "underwriters" as that term is defined under the Securities Act of 1933.

                  In addition to, or instead of, amounts paid to dealers as a sales commission, AIM Distributors may, from time to time, at its expense or as an expense for which it may be compensated under a distribution plan, if applicable, pay a bonus or other consideration or incentive to dealers. The total amount of such additional bonus payments or other consideration shall not exceed 0.25% of the public offering price of the shares sold or of average daily net assets of the AIM Fund attributable to that particular dealer. At the option of the dealer, such incentives may take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and their families to places within or outside the United States. Any such bonus or incentive programs will not change the price paid by investors for the purchase of the applicable AIM Fund's shares or the amount that any particular AIM Fund will receive as proceeds from such sales. Dealers may not use sales of the AIM Funds' shares to qualify for any incentives to the extent that such incentives may be prohibited by the laws of any state.

                  AIM Distributors may make payments to dealers and institutions who are dealers of record for purchases of $1 million or more of Class A shares (or shares which normally involve payment of initial sales charges), which are sold at net asset value and are subject to a contingent deferred sales charge, for all AIM Funds other than Class A shares of each of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund as follows: 1% of the first $2 million of such purchases, plus 0.80% of the next $1 million of such purchases, plus 0.50% of the next $17 million of such purchases, plus 0.25% of amounts in excess of $20 million of such purchases. AIM Distributors may make payments to dealers and institutions who are dealers of record for purchases of $1 million or more of Class A shares (or shares which normally involve payment of initial sales charges), and which are sold at net asset value and are not subject to a contingent deferred sales charge, in an amount up to 0.10% of such purchases of Class A shares of AIM Limited Maturity Treasury Fund, and in an amount up to 0.25% of such purchases of Class A shares of AIM Tax-Free Intermediate Fund.

                  AIM Distributors may pay sales commissions to dealers and institutions who sell Class B shares of the AIM Funds at the time of such sales. Payments with respect to Class B shares will equal 4.00% of the purchase price of the Class B shares sold by the dealer or institution, and will consist of a sales commission equal to 3.75% of the purchase price of the Class B shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. The portion of the payments to AIM Distributors under the Class B Plan which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of such sales commissions plus financing costs.

                  AIM Distributors may pay sales commissions to dealers and institutions who sell Class C shares of the AIM Funds at the time of such sales. Payments with respect to Class C shares will equal 1.00% of the purchase price of the Class C shares sold by the dealer or institution, and will consist of a sales commission of 0.75% of the purchase price of the Class C shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. AIM Distributors will retain all payments received by it relating to Class C shares for the first year after they are purchased. The portion of the payments to AIM Distributors under the Class A and C Plan attributable to Class C shares which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of on-going sales commissions to dealers plus financing costs, if any. After the first full year, AIM Distributors will make such payments quarterly to dealers and institutions based on the average net asset value of Class C shares which are attributable to shareholders for whom the dealers and institutions are designated as dealers of record. These commissions are not paid on sales to investors exempt from the CDSC, including shareholders of record of AIM Advisor Funds, Inc. on April 30, 1995, who purchase additional shares in any of the Funds on or after May 1, 1995, and in circumstances where AIM Distributors grants an exemption on particular transactions.

                  Exchanges of AIM Cash Reserve Shares of AIM Money Market Fund for Class B shares or Class C shares are considered sales of such Class B shares or Class C shares for purposes of the sales charges and dealer concessions discussed above.

                  AIM Distributors may pay investment dealers or other financial service firms for share purchases (measured on an annual basis) of Class A Shares of all AIM Funds except AIM Limited Maturity Treasury Fund, AIM Tax-Free Intermediate Fund and AIM Tax-Exempt Cash Fund sold at net asset value to an employee benefit plan as follows: 1% of the first $2 million of such purchases, plus 0.80% of the next $1 million of such purchases, plus 0.50% of the next $17 million of such purchases, plus 0.25% of amounts in excess of $20 million of such purchases and up to 0.10% of the net asset value of any Class A shares of AIM Limited Maturity Treasury Fund sold at net asset value to an employee benefit plan in accordance with this paragraph.


                       REDUCTIONS IN INITIAL SALES CHARGES

                  Reductions in the initial sales charges shown in the sales charge tables (quantity discounts) apply to purchases of shares of the AIM Funds that are otherwise subject to an initial sales charge, provided that such purchases are made by a "purchaser" as hereinafter defined. Purchases of Class A shares of AIM Tax-Exempt Cash Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Class B and Class C shares of the AIM Funds will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges.

                  The term "purchaser" means:

                  o an individual and his or her spouse and children, including any trust established exclusively for the benefit of any such person; or a pension, profit-sharing, or other benefit plan established exclusively for the benefit of any such person, such as an IRA, Roth IRA, a single-participant money-purchase/profit-sharing plan or an individual participant in a 403(b) Plan (unless such 403(b) plan qualifies as the purchaser as defined below);

                  o a 403(b) plan, the employer/sponsor of which is an organization described under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), if:

                       a. the employer/sponsor must submit contributions for all participating employees in a single contribution transmittal (i.e., the Funds will not accept contributions submitted with respect to individual participants);

                       b. each transmittal must be accompanied by a single check or wire transfer; and

                       c. all new participants must be added to the 403(b) plan by submitting an application on behalf of each new participant with the contribution transmittal;

                  o a trustee or fiduciary purchasing for a single trust, estate or single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code) and 457 plans, although more than one beneficiary or participant is involved;

                  o a Simplified Employee Pension (SEP), Salary Reduction and other Elective Simplified Employee Pension account (SAR-SEP) or a Savings Incentive Match Plans for Employees IRA (SIMPLE IRA), where the employer has notified the distributor in writing that all of its related employee SEP, SAR-SEP or SIMPLE IRA accounts should be linked; or

                  o any other organized group of persons, whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase at a discount of redeemable securities of a registered investment company.

                  Investors or dealers seeking to qualify orders for a reduced initial sales charge must identify such orders and, if necessary, support their qualification for the reduced charge. AIM Distributors reserves the right to determine whether any purchaser is entitled, by virtue of the foregoing definition, to the reduced sales charge. No person or entity may distribute shares of the AIM Funds without payment of the applicable sales charge other than to persons or entities who qualify for a reduction in the sales charge as provided herein.

                  1. LETTERS OF INTENT. A purchaser, as previously defined, may pay reduced initial sales charges by completing the appropriate section of the account application and by fulfilling a Letter of Intent ("LOI"). The LOI privilege is also available to holders of the Connecticut General Guaranteed Account, established for tax qualified group annuities, for contracts purchased on or before June 30, 1992. The LOI confirms such purchaser's intention as to the total investment to be made in shares of the AIM Funds (except for (i) Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund, (ii) Class B and Class C shares of the AIM Funds and (iii) shares of AIM Floating Rate Fund) within the following 13 consecutive months. By marking the LOI section on the account application and by signing the account application, the purchaser indicates that he understands and agrees to the terms of the LOI and is bound by the provisions described below.

                  Each purchase of fund shares normally subject to an initial sales charge made during the 13-month period will be made at the public offering price applicable to a single transaction of the total dollar amount indicated by the LOI, as described under "Sales Charges and Dealer Concessions." It is the purchaser's responsibility at the time of purchase to specify the account numbers that should be considered in determining the appropriate sales charge. The offering price may be further reduced as described under "Rights of Accumulation" if the Transfer Agent is advised of all other accounts at the time of the investment. Shares acquired through reinvestment of dividends and capital gains distributions will not be applied to the LOI. At any time during the 13-month period after meeting the original obligation, a purchaser may revise his intended investment amount upward by submitting a written and signed request. Such a revision will not change the original expiration date. By signing an LOI, a purchaser is not making a binding commitment to purchase additional shares, but if purchases made within the 13-month period do not total the amount specified, the investor will pay the increased amount of sales charge as described below. Purchases made within 90 days before signing an LOI will be applied toward completion of the LOI. The LOI effective date will be the date of the first purchase within the 90-day period. The Transfer Agent will process necessary adjustments upon the expiration or completion date of the LOI. Purchases made more than 90 days before signing an LOI will be applied toward completion of the LOI based on the value of the shares purchased calculated at the public offering price on the effective date of the LOI.

                  To assure compliance with the provisions of the 1940 Act, out of the initial purchase (or subsequent purchases if necessary) the Transfer Agent will escrow in the form of shares an appropriate dollar amount (computed to the nearest full share). All dividends and any capital gain distributions on the escrowed shares will be credited to the purchaser. All shares purchased, including those escrowed, will be registered in the purchaser's name. If the total investment specified under this LOI is completed within the 13-month period, the escrowed shares will be promptly released. If the intended investment is not completed, the purchaser will pay the Transfer Agent the difference between the sales charge on the specified amount and the amount actually purchased. If the purchaser does not pay such difference within 20 days of the expiration date, he irrevocably constitutes and appoints the Transfer Agent as his attorney to surrender for redemption any or all shares, to make up such difference within 60 days of the expiration date.

                  If at any time before completing the LOI Program, the purchaser wishes to cancel the agreement, he must give written notice to AIM Distributors. If at any time before completing the LOI Program the purchaser requests the Transfer Agent to liquidate or transfer beneficial ownership of his total shares, a cancellation of the LOI will automatically be effected. If the total amount purchased is less than the amount specified in the LOI, the Transfer Agent will redeem an appropriate number of escrowed shares equal to the difference between the sales charge actually paid and the sales charge that would have been paid if the total purchases had been made at a single time.

                  2. RIGHTS OF ACCUMULATION. A "purchaser," as previously defined, may also qualify for reduced initial sales charges based upon such purchaser's existing investment in shares of any of the AIM Funds (except for (i) Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund and (ii) Class B and Class C shares of the AIM Funds and
(iii) shares of AIM Floating Rate Fund) at the time of the proposed purchase. Rights of Accumulation are also available to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992. To determine whether or not a reduced initial sales charge applies to a proposed purchase, AIM Distributors takes into account not only the money which is invested upon such proposed purchase, but also the value of all shares of the AIM Funds (except for (i) Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund,
(ii) Class B and Class C shares of the AIM Funds and (iii) shares of AIM Floating Rate Fund) owned by such purchaser, calculated at their then current public offering price. If a purchaser so qualifies for a reduced sales charge, the reduced sales charge applies to the total amount of money then being invested by such purchaser and not just to the portion that exceeds the breakpoint above which a reduced sales charge applies. For example, if a purchaser already owns qualifying shares of any AIM Fund with a value of $20,000 and wishes to invest an additional $20,000 in a fund with a maximum initial sales charge of 5.50%, the reduced initial sales charge of 5.25% will apply to the full $20,000 purchase and not just to the $15,000 in excess of the $25,000 breakpoint. To qualify for obtaining the discount applicable to a particular purchase, the purchaser or his dealer must furnish AFS with a list of the account numbers and the names in which such accounts of the purchaser are registered at the time the purchase is made.

                  PURCHASES AT NET ASSET VALUE. Purchases of shares of any of the AIM Funds at net asset value (without payment of an initial sales charge) may be made in connection with: (a) the reinvestment of dividends and distributions from a fund; (b) exchanges of shares of certain funds; (c) use of the reinstatement privilege; or (d) a merger, consolidation or acquisition of assets of a fund.

                  The following purchasers will not pay initial sales charges on purchases of Class A shares because there is a reduced sales effort involved in sales to these purchasers:

                  o     AIM Management and its affiliates, or their clients;

                  o Any current or retired officer, director or employee (and members of their immediate family) of AIM Management, its affiliates or The AIM Family of Funds--Registered Trademark--, and any foundation, trust or employee benefit plan established exclusively for the benefit of, or by, such persons;

                  o Any current or retired officer, director, or employee (and members of their immediate family), of CIGNA Corporation or its affiliates, or of First Data Investor Services Group; and any deferred compensation plan for trustees of investment companies sponsored by CIGNA Investments, Inc. or its affiliates;

                  o Sales representatives and employees (and members of their immediate family) of selling group members or financial institutions that have arrangements with such selling group members;

                  o     Purchases through approved fee-based programs;

                  o Employee benefit plans designated as purchasers as defined above, and non-qualified plans offered in conjunction therewith, provided the initial investment in the plan(s) is at least $1 million; the sponsor signs a $1 million LOI; the employer-sponsored plan(s) has at least 100 eligible employees; or all plan transactions are executed through a single omnibus account per Fund and the financial institution or service organization has entered into the appropriate agreements with the distributor. Section 403(b) plans sponsored by public educational institutions are not eligible for a sales charge exception based on the aggregate investment made by the plan or the number of eligible employees. Purchases of AIM Small Cap Opportunities Fund by such plans are subject to initial sales charges;

                  o Shareholders of record or discretionary advised clients of any investment advisor holding shares of AIM Weingarten Fund or AIM Constellation Fund on September 8, 1986, or of AIM Charter Fund on November 17, 1986, who have continuously owned shares having a market value of at least $500 and who purchase additional shares of the same Fund;

                  o Shareholders of record of Advisor Class shares of AIM International Growth Fund or AIM Worldwide Growth Fund on February 12, 1999 who have continuously owned shares of the AIM Funds.

                  o Unitholders of G/SET series unit investment trusts investing proceeds from such trusts in shares of AIM Weingarten Fund or AIM Constellation Fund; provided, however, prior to the termination date of the trusts, a unitholder may invest proceeds from the redemption or repurchase of his units only when the investment in shares of AIM Weingarten Fund and AIM Constellation Fund is effected within 30 days of the redemption or repurchase;

                  o A shareholder of a fund that merges or consolidates with an AIM Fund or that sells its assets to an AIM Fund in exchange for shares of an AIM Fund;

                  o Shareholders of the GT Global funds as of April 30, 1987 who since that date continually have owned shares of one or more of these funds;

                  o Certain former AMA Investment Advisers' shareholders who became shareholders of the AIM Global Health Care Fund in October 1989, and who have continuously held shares in the GT Global funds since that time;

                  o Shareholders of record of Advisor Class shares of an AIM Fund on February 11, 2000 who have continuously owned shares of that AIM Fund, and who purchase additional shares of that AIM Fund;

                  o Qualified State Tuition Programs created and maintained in accordance with Section 529 of the U.S. Internal Revenue Code of 1986, as amended; or

                  o Participants in select brokerage programs for defined contribution plans and rollover IRAs who purchase shares through an electronic brokerage platform offered by entities with which AIM Distributors has entered into a written agreement.

                  As used above, immediate family includes an individual and his or her spouse, children, parents and parents of spouse.


                   CONTINGENT DEFERRED SALES CHARGE EXCEPTIONS

                  Former GT Global funds Class A shares that are subject to a contingent deferred sales charge and that were purchased before June 1, 1998 are entitled to the following waivers from the contingent deferred sales charge otherwise due upon redemption: (1) minimum required distributions made in connection with an IRA, Keogh Plan or custodial account under Section 403(b) of the Code or other retirement plan following attainment of age 70 1/2; (2) total or partial redemptions resulting from a distribution following retirement in the case of a tax-qualified employer-sponsored retirement plan; (3) when a redemption results from a tax-free return of an excess contribution pursuant to
Section 408(d)(4) or (5) of the Code or from the death or disability of the employee; (4) redemptions pursuant to a Fund's right to liquidate a shareholder's account involuntarily; (5) redemptions pursuant to distributions from a tax-qualified employer-sponsored retirement plan, which is invested in the former GT Global funds, which are permitted to be made without penalty pursuant to the Code, other than tax-free rollovers or transfers of assets, and the proceeds of which are reinvested in the former GT Global funds; (6) redemptions made in connection with participant-directed exchanges between options in an employer-sponsored benefit plan; (7) redemptions made for the purpose of providing cash to fund a loan to a participant in a tax-qualified retirement plan; (8) redemptions made in connection with a distribution from any retirement plan or account that is permitted in accordance with the provisions of Section 72(t)(2) of the Code, and the regulations promulgated thereunder; (9) redemptions made in connection with a distribution from any retirement plan or account that involves the return of an excess deferral amount pursuant to
Section 401(k)(8) or Section 402(g)(2) of the Code; (10) redemptions made in connection with a distribution from a qualified profit-sharing or stock bonus plan described in Section 401(k) of the Code to a participant or beneficiary under Section 401(k)(2)(B)(IV) of the Code upon hardship of the covered employee (determined pursuant to Treasury Regulation Section 1.401(k)-1(d)(2)); and (11) redemptions made by or for the benefit of certain states, counties or cities, or any instrumentalities, departments or authorities thereof where such entities are prohibited or limited by applicable law from paying a sales charge or commission.

                  Former GT Global funds Class B shares purchased before June 1, 1998 are subject to the following waivers from the contingent deferred sales charge otherwise due upon redemption: (1) total or partial redemptions resulting from a distribution following retirement in the case of a tax-qualified employer-sponsored retirement; (2) minimum required distributions made in connection with an IRA, Keogh Plan or custodial account under Section 403(b) of the Code or other retirement plan following attainment of age 70 1/2; (3) redemptions pursuant to distributions from a tax-qualified employer-sponsored retirement plan, which is invested in the former GT Global funds, which are permitted to be made without penalty pursuant to the Code, other than tax-free rollovers or transfers of assets, and the proceeds of which are reinvested in the former GT Global funds; (4) redemptions made in connection with participant-directed exchanges between options in an employer-sponsored benefit plan; (5) redemptions made for the purpose of providing cash to fund a loan to a participant in a tax-qualified retirement plan; (6) redemptions made in connection with a distribution from any retirement plan or account that is permitted in accordance with the provisions of Section 72(t)(2) of the Code, and the regulations promulgated thereunder; (7) redemptions made in connection with a distribution from a qualified profit-sharing or stock bonus plan described in
Section 401(k) of the Code to a participant or beneficiary under Section 401(k)(2)(B)(IV) of the Code upon hardship of the covered employee (determined pursuant to Treasury Regulation Section 1.401(k)-1(d)(2)); and (8) redemptions made by or for the benefit of certain states, counties or cities, or any instrumentalities, departments or authorities thereof where such entities are prohibited or limited by applicable law from paying a sales charge or commission.

                  CDSCs will not apply to the following:

                  o Additional purchases of Class C shares of AIM Advisor Flex Fund, AIM Advisor International Value Fund and AIM Advisor Real Estate Fund by shareholders of record on April 30, 1995, of these Funds, except that shareholders whose broker-dealers maintain a single omnibus account with AFS on behalf of those shareholders, perform sub-accounting functions with respect to those shareholders, and are unable to segregate shareholders of record prior to April 30, 1995, from shareholders whose accounts were opened after that date will be subject to a CDSC on all purchases made after March 1, 1996;

                  o Redemptions following the death or post-purchase disability of (1) any registered shareholders on an account or (2) a settlor of a living trust, of shares held in the account at the time of death or initial determination of post-purchase disability;

                  o Certain distributions from individual retirement accounts, Section 403(b) retirement plans, Section 457 deferred compensation plans and Section 401 qualified plans, where redemptions result from (i) required minimum distributions to plan participants or beneficiaries who are age 70-1/2 or older, and only with respect to that portion of such distributions that does not exceed 12% annually of the participant's or beneficiary's account value in a particular AIM Fund; (ii) in kind transfers of assets where the participant or beneficiary notifies the distributor of the transfer no later than the time the transfer occurs; (iii) tax-free rollovers or transfers of assets to another plan of the type described above invested in Class B or Class C shares of one or more of the AIM Funds; (iv) tax-free returns of excess contributions or returns of excess deferral amounts; and (v) distributions on the death or disability (as defined in the Internal Revenue Code of 1986, as amended) of the participant or beneficiary;

                  o Amounts from a Systematic Withdrawal Plan of up to an annual amount of 12% of the account value on a per fund basis, at the time the withdrawal plan is established, provided the investor reinvests his dividends;

                  o Liquidation by the Fund when the account value falls below the minimum required account size of $500;

                  o     Investment account(s) of AIM; and

                  o Class C shares where the investor's dealer of record notifies the distributor prior to the time of investment that the dealer waives the payment otherwise payable to him.

         Upon the redemption of shares of funds in sales charge Categories I and II (see "Sales Charges and Dealer Concessions") purchased in amounts of $1 million or more, no CDSC will be applied in the following situations:

                  o     Shares held more than 18 months;

                  o Redemptions from employee benefit plans designated as qualified purchasers, as defined above, where the redemptions are in connection with employee terminations or withdrawals, provided the total amount invested in the plan is at least $1,000,000; the sponsor signs a $1 million LOI; or the employer-sponsored plan has at least 100 eligible employees; provided, however, that 403(b) plans sponsored by public educational institutions shall qualify for the CDSC waiver on the basis of the value of each plan participant's aggregate investment in the AIM Funds, and not on the aggregate investment made by the plan or on the number of eligible employees;

                  o     Private foundations or endowment funds;

                  o Redemption of shares by the investor where the investor's dealer waives the amounts otherwise payable to it by the distributor and notifies the distributor prior to the time of investment; and

                  o Shares acquired by exchange from Class A shares of funds in sales charge Categories I and II unless the shares acquired by exchange are redeemed within 18 months of the original purchase of the Class A shares.


                        HOW TO PURCHASE AND REDEEM SHARES

                  A complete description of the manner by which shares of the Funds may be purchased appears in each Prospectus under the caption "Purchasing Shares - How to Purchase Shares."

                  The sales charge normally deducted on purchases of Class A shares of the Funds is used to compensate AIM Distributors and participating dealers for their expenses incurred in connection with the distribution of such shares. Since there is little expense associated with unsolicited orders placed directly with AIM Distributors by persons, who because of their relationship with the Funds or with AIM and its affiliates, are familiar with the Funds, or whose programs for purchase involve little expense (e.g., because of the size of the transaction and shareholder records required), AIM Distributors believes that it is appropriate and in the Funds' best interests that such persons be permitted to purchase Class A shares of the Funds through AIM Distributors without payment of a sales charge. The persons who may purchase Class A shares of the Funds without a sales charge are listed under the caption "Reductions in Initial Sales Charges - Purchases at Net Asset Value." You may also be charged a transaction or other fee by the financial institution managing your account.

                  Complete information concerning the method of exchanging shares of the Funds for shares of the other mutual funds managed or advised by AIM is set forth in each Prospectus under the caption "Exchanging Shares."

                  Information concerning redemption of the Funds' shares is set forth in the Prospectuses under the caption "Redeeming Shares - How to Redeem Shares." Shares of the AIM Funds may be redeemed directly through AIM Distributors or through any dealer who has entered into an agreement with AIM Distributors. In addition to the Funds' obligation to redeem shares, AIM Distributors may also repurchase shares as an accommodation to shareholders. To effect a repurchase, those dealers who have executed Selected Dealer Agreements with AIM Distributors must phone orders to the order desk of the Funds at (800) 959-4246 and guarantee delivery of all required documents in good order. A repurchase is effected at the net asset value of the Fund next determined after such order is received. Such arrangement is subject to timely receipt by AFS of all required documents in good order. If such documents are not received within a reasonable time after the order is placed, the order is subject to cancellation. While there is no charge imposed by the Funds or by AIM Distributors (other than any applicable CDSC) when shares are redeemed or repurchased, dealers may charge a fair service fee for handling the transaction. AIM intends to redeem all shares of the Funds in cash.

                  The right of redemption may be suspended or the date of payment postponed when (a) trading on the New York Stock Exchange ("NYSE") is restricted, as determined by applicable rules and regulations of the SEC, (b) the NYSE is closed for other than customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency as determined by the SEC exists making disposition of portfolio securities or the valuation of the net assets of the Fund not reasonably practicable.

BACKUP WITHHOLDING

                  Accounts submitted without a correct, certified taxpayer identification number or, alternatively, a completed Internal Revenue Service ("IRS") Form W-8 (for non-resident aliens) or Form W-9 (certifying exempt status) accompanying the registration information will generally be subject to backup withholding.

                  Each AIM Fund, and other payers, must, according to IRS regulations, withhold 31% of redemption payments and reportable dividends (whether paid or accrued) in the case of any shareholder who fails to provide the Fund with a taxpayer identification number "TIN") and a certification that he is not subject to backup withholding.

                  An investor is subject to backup withholding if:

                  (1) the investor fails to furnish a correct TIN to the Fund, or
                  (2) the IRS notifies the Fund that the investor furnished an incorrect TIN, or
                  (3) the investor or the Fund is notified by the IRS that the investor is subject to backup withholding because the investor failed to report all of the interest and dividends on such investor's tax return (for reportable interest and dividends only), or
                  (4) the investor fails to certify to the Fund that the investor is not subject to backup withholding under
                        (3) above (for reportable interest and dividend accounts opened after 1983 only), or
                  (5) the investor does not certify his TIN. This applies only to non-exempt mutual fund accounts opened after 1983.

                  Interest and dividend payments are subject to backup withholding in all five situations discussed above. Redemption proceeds and long-term gain distributions are subject to backup withholding only if (1) (2) or (5) above applies.

                  Certain payees and payments are exempt from backup withholding and information reporting. A complete listing of such exempt entities appears in the Instructions for the Requester of Form W-9 (which can be obtained from the IRS) and includes, among others, the following:

         o        a corporation

         o an organization exempt from tax under Section 501(a), an individual retirement plan (IRA), or a custodial account under
                  Section 403(b)(7)

         o        the United States or any of its agencies or instrumentalities

         o a state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities

         o a foreign government or any of its political subdivisions, agencies or instrumentalities

         o an international organization or any of its agencies or instrumentalities

         o        a foreign central bank of issue

         o a dealer in securities or commodities required to register in the U.S. or a possession of the U.S.

         o a futures commission merchant registered with the Commodity Futures Trading Commission

         o        a real estate investment trust

         o an entity registered at all times during the tax year under the 1940 Act

         o        a common trust fund operated by a bank under Section 584(a)

         o        a financial institution

         o a middleman known in the investment community as a nominee or listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List

         o        a trust exempt from tax under Section 664 or described in
                  Section 4947

                  Investors should contact the IRS if they have any questions concerning entitlement to an exemption from backup withholding.

NOTE: Section references are to sections of the Code.

                  IRS PENALTIES -- Investors who do not supply the AIM Funds with a correct TIN will be subject to a $50 penalty imposed by the IRS unless such failure is due to reasonable cause and not willful neglect. If an investor falsifies information on this form or makes any other false statement resulting in no backup withholding on an account which should be subject to backup withholding, such investor may be subject to a $500 penalty imposed by the IRS and to certain criminal penalties including fines and/or imprisonment.

                  NONRESIDENT ALIENS -- Nonresident alien individuals and foreign entities are not subject to the backup withholding previously discussed, but must certify their foreign status by attaching IRS Form W-8 to their application. Form W-8 remains in effect for three calendar years beginning with the calendar year in which it is received by the Fund. Such shareholders may, however, be subject to federal income tax withholding at a 30% rate on ordinary income dividends and distributions and return of capital distributions. Under applicable treaty law, residents of treaty countries may qualify for a reduced rate of withholding or a withholding exemption.


                          NET ASSET VALUE DETERMINATION

                  The net asset value of a share of each Fund is determined once daily as of the close of the customary trading session of the NYSE (generally 4:00 p.m. Eastern Time), on each business day of the Fund. In the event the NYSE closes early (i.e., before 4:00 p.m. Eastern Time) on a particular day, the net asset value of a Fund share is determined as of the close of the NYSE on such day. For purposes of determining net asset value per share, futures and options contract closing prices which are available fifteen (15) minutes after the close of the customary trading session of the NYSE will generally be used. The net asset values per share of the Retail Classes and the Institutional Class will differ because different expenses are attributable to each class. The income or loss and the expenses (except those listed below) of a Fund are allocated to each class on the basis of the net assets of the Fund allocable to each such class, calculated as of the close of business on the previous business day, as adjusted for the current day's shareholder activity of each class. Distribution and service fees and transfer agency fees (to the extent different rates are charged to different classes) are allocated only to the class to which such expenses relate. The net asset value per share of a class is determined by subtracting the liabilities (e.g., the expenses) of the Fund allocated to the class from the assets of the Fund allocated to the class and dividing the result by the total number of shares outstanding of such class. Determination of each Fund's net asset value per share is made in accordance with generally accepted accounting principles.

                  A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, the security is valued at the closing bid price on that day, prior to the determination of net asset value. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market system) is valued on the basis of prices provided by independent pricing services. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date, or lacking a last sale, at the closing bid price on that day; option contracts are valued at the mean between the closing bid and asked prices on the exchange where the contracts are principally traded; futures contracts are valued at final settlement price quotations from the primary exchange on which they are traded. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as dividend rate, yield, type of issue, coupon rate and maturity date. Securities for which market quotations are not readily available or for which market quotations are not reflective of fair value are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees of the Trust. Short-term obligations having sixty (60) days or less to maturity are valued at amortized cost, which approximates market value. (See also "Purchasing Shares--How to Purchase Shares," and "Redeeming Shares--How to Redeem Shares" and "Pricing of Shares" in each Prospectus.)

                  Generally, trading in foreign securities, as well as corporate bonds, U.S. Government securities and money market instruments, is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of a Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.

                  Fund securities primarily traded in foreign markets may be traded in such markets on days which are not business days of the Fund. Because the net asset value per share of each Fund is determined only on business days of the Fund, the net asset value per share of a Fund may be significantly affected on days when an investor can not exchange or redeem shares of the Fund.


                    DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS

REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS

                  Income dividends and capital gains distributions are automatically reinvested in additional shares of the same class of each Fund unless the shareholder has requested in writing to receive such dividends and distributions in cash or that they be invested in shares of another AIM Fund, subject to the terms and conditions set forth in the Prospectus under the caption "Special Plans--Automatic Dividend Investment." If a shareholder's account does not have any shares in it on a dividend or capital gains distribution payment date, the dividend or distribution will be paid in cash whether or not the shareholder has elected to have such dividends or distributions reinvested.

TAX MATTERS

                  The following is only a summary of certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of each Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY

                  Each Fund has elected to be taxed as a regulated investment company under Subchapter M of the Code. As a regulated investment company, each Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by a Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and can therefore satisfy the Distribution Requirement.

                  Each Fund may use "equalization accounting" in determining the portion of its net investment income and capital gain net income that has been distributed. A Fund that elects to use equalization accounting will allocate a portion of its realized investment income and capital gains to redemptions of Fund shares and will reduce the amount of such income and gains that it distributes in cash. However, each Fund intends to make cash distributions for each taxable year in an aggregate amount that is sufficient to satisfy the Distribution Requirement without taking into account its use of equalization accounting. The Internal Revenue Service has not published any guidance concerning the methods to be used in allocating investment income and capital gains to redemptions of shares. In the event that the Internal Revenue Service determines that a Fund is using an improper method of allocation and has underdistributed its net investment income and capital gain net income for any taxable year, such Fund may be liable for additional federal income tax.

                  In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement").

                  In addition to satisfying the requirements described above, each Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of each Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the companies, and securities of other issuers, the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

                  If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable as ordinary dividends to the extent of such Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends received deduction in the case of corporate shareholders.

DETERMINATION OF TAXABLE INCOME OF A REGULATED INVESTMENT COMPANY

                  In general, gain or loss recognized by a Fund on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation unless the Fund made an election to accrue market discount into income. In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto (but only to the extent attributable to changes in foreign currency exchange rates), and gain or loss recognized on the disposition of a foreign currency forward contract or of foreign currency itself, will generally be treated as ordinary income or loss.

                  In general, for purposes of determining whether capital gain or loss recognized by a Fund on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected if (a) the asset is used to close a "short sale" (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (b) the asset is otherwise held by the Fund as part of a "straddle", or
(c) the asset is stock and the Fund grants certain call options with respect thereto. In addition, a Fund may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position. Any gain recognized by a Fund on the lapse of, or any gain or loss recognized by a Fund from a closing transaction with respect to, an option written by the Fund will generally be treated as a short-term capital gain or loss. In the case of covered options, gain or loss may be long-term.

                  Other hedging transactions that may be engaged in by certain of the Funds (such as short sales "against the box") may be subject to special tax treatment as "constructive sales" under Section 1259 of the Code if a Fund holds certain "appreciated financial positions" (defined generally as any interest (including a futures or forward contract, short sale or option) with respect to stock, certain debt instruments, or partnership interests if there would be a gain were such interest sold, assigned, or otherwise terminated at its fair market value). Upon entering into a constructive sales transaction with respect to an appreciated financial position, a Fund will be deemed to have constructively sold such appreciated financial position and will recognize gain as if such position were sold, assigned, or otherwise terminated at its fair market value on the date of such constructive sale (and will take into account any gain for the taxable year which includes such date) unless the closed transaction exception applies.

                  Some of the forward foreign currency exchange contracts, options and futures contracts that certain of the Funds may enter into will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts that a fund holds are treated as if they are sold for their fair market value on the last business day of the taxable year, regardless of whether a taxpayer's obligations (or rights) under such contracts have terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 contracts is combined with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. The net amount of such gain or loss for the entire taxable year (including gain or loss arising as a consequence of the year-end deemed sale of such contracts) is deemed to be 60% long-term (taxable at a maximum rate of 20% for non-corporate shareholders) and 40% short-term gain or loss. However, in the case of Section 1256 contracts that are forward foreign currency exchange contracts, the net gain or loss is separately determined and (as discussed above) generally treated as ordinary income or loss.

                  Because application of the rules governing Section 1256 contracts and constructive sales may affect the character of gains or losses and/or accelerate the recognition of gains or losses from the affected investment positions, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain may be increased as compared to a fund that did not engage in transactions involving Section 1256 contracts or constructive sales.

EXCISE TAX ON REGULATED INVESTMENT COMPANIES

                  A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

                  For purposes of the excise tax, a regulated investment company shall (a) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year, and (b) exclude foreign currency gains and losses incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

                  Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, in the event that the Internal Revenue Service determines that a Fund is using an improper method of allocation for purposes of equalization accounting (as discussed above), such Fund may be liable for excise tax. Moreover, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

FUND DISTRIBUTIONS

                  Each Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will qualify for the 70% dividends received deduction for corporations only to the extent discussed below.

                  A Fund may either retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. A shareholder of a Fund electing to use equalization accounting, however, is likely to be taxed on less gain recognized prior to the date the shareholder acquires his shares since such gain will in many cases have been allocated to shares of the Fund that have previously been redeemed. Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carry forwards) at the 35% corporate tax rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

                  Legislation enacted in 1997 lowers the maximum capital gain tax rate from 20% to 18% with respect to certain assets (including readily tradable stock) which are held for five years and for which the holding period begins after December 31, 2000. In connection with this new legislation, a Fund may make an election to treat any readily tradable stock it holds on January 1, 2001, as being sold on January 2, 2001, at its closing market price on that date and reacquired on that date for the same amount. If a Fund makes this election, it will recognize any gain, but not loss, on the deemed sale, which may cause a Fund to increase the amount of distributions that the Fund would make for its taxable year that includes January 2, 2001. The Funds have not yet determined whether they will make this election with respect to any shares in their respective portfolios.

                  Ordinary income dividends paid by the Fund with respect to a taxable year will qualify for the 70% dividends received deduction generally available to corporations (other than corporations, such as "S" corporations, which are not eligible for the deduction because of their special characteristics) to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a qualifying dividend (a) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock), excluding for this purpose under the rules of Code Section 246(c)(3)and(4) (i) any day more than 45 days (or 90 days in the case of certain preferred stock) after the date on which the stock becomes ex-dividend, and (ii) any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, has granted certain options to buy or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (b) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (c) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code
Section 246A. Moreover, the dividends received deduction for a corporate shareholder may be disallowed or reduced (a) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund, or
(b) by application of Code Section 246(b) which in general limits the dividends received deduction to 70% of the shareholder's taxable income (determined without regard to the dividends received deduction and certain other items).

                  Alternative minimum tax ("AMT") is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum rate of 28% for non-corporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. The corporate dividends received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMTI. However, corporate shareholders will generally be required to take the full amount of any dividend received from the Fund into account (without a dividend received deduction) in determining their adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMTI net operating loss deduction)) that is includable in AMTI. For taxable years beginning after 1997, however, certain small corporations are wholly exempt from the AMT.

                  Investment income that may be received by certain of the Funds from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle any such Funds to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of any such Fund's assets to be invested in various countries is not known.

                  Distributions by a Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

                  Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another Fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

                  In addition, if the net asset value at the time a shareholder purchases shares of a Fund reflects undistributed net investment income or recognized capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

                  Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.

                  The Funds will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (a) who has provided either an incorrect tax identification number or no number at all, (b) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly, or (c) who has failed to certify to a Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient."

SALE OR REDEMPTION OF SHARES

                  A shareholder will recognize gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within thirty (30) days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Currently, any long-term capital gain recognized by a non-corporate shareholder will be subject to tax at a maximum rate of 20%. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code Section 246(c)(3) and (4) (discussed above in connection with the dividends received deduction for corporations) generally will apply in determining the holding period of shares. Long-term capital gains of non-corporate taxpayers are currently taxed at a maximum rate that in some cases may be 19.6% lower than the maximum rate applicable to ordinary income. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

                  If a shareholder (a) incurs a sales load in acquiring shares of a Fund, (b) disposes of such shares less than 91 days after they are acquired, and (c) subsequently acquires shares of the Fund or another Fund at a reduced sales load pursuant to a right to reinvest at such reduced sales load acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of, but shall be treated as incurred on the acquisition of the shares subsequently acquired.

REINSTATEMENT PRIVILEGE

                  For federal income tax purposes, exercise of your reinstatement privilege may increase the amount of gain or reduce the amount of loss recognized in the original redemption transaction, because the initial sales charge will not be taken into account in determining such gain or loss to the extent there has been a reduction in the initial sales charge. Loss may be deferred if you reinstate by purchasing shares of the same fund within 30 days of your original redemption (i.e., the wash sale rules will apply).

FOREIGN SHAREHOLDERS

                  Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends and return of capital distributions (other than distributions of long-term capital gain) will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the distribution. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of a Fund, capital gain dividends and amounts retained by a Fund that are designated as undistributed net capital gains.

                  If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

                  In the case of foreign non-corporate shareholders, a Fund may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

                  The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign taxes.

EFFECT OF FUTURE LEGISLATION; LOCAL TAX CONSIDERATIONS

                  The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on March 1, 2001. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

                  Rules of state and local taxation for ordinary income dividends and capital gain dividends from regulated investment companies often differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Funds.

PASSIVE FOREIGN INVESTMENT COMPANIES

                  Consistent with its investment objective, a Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to federal income tax on a portion of any "excess distribution" received on, or of any gain from the disposition of, stock of a PFIC (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

                  If a Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each year its pro rata share of the QEF's ordinary earnings and net capital gain which most likely would have to be distributed by the Fund to satisfy the Distribution Requirement and avoid imposition of the Excise Tax--even if those earnings and gain were not received by the Fund from the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

                  The Fund may elect to "mark to market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the stock over a Fund's adjusted basis therein as of the end of that year. Pursuant to the election, a Fund also will be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included in income by the Fund for prior taxable years. A Fund's adjusted basis in each PFIC's stock subject to the election will be adjusted to reflect the amounts of income included and deductions taken thereunder. Regulations proposed in 1992 provided a similar election with respect to the stock of certain PFICs.

                            SHAREHOLDER INFORMATION

                  This information supplements the discussion in each Fund's Prospectus under the title "Shareholder Information."

                  TIMING OF PURCHASE ORDERS. It is the responsibility of the dealer to ensure that all orders are transmitted on a timely basis to the Transfer Agent. Any loss resulting from the dealer's failure to submit an order within the prescribed time frame will be borne by that dealer. If a check used to purchase shares does not clear, or if any investment order must be canceled due to nonpayment, the investor will be responsible for any resulting loss to an AIM Fund or to AIM Distributors.

                  SHARE CERTIFICATES. Shareholders of the Funds do not have the right to demand or require the Trust to issue share certificates, although the Trust in its sole discretion may issue them.

                  SYSTEMATIC WITHDRAWAL PLAN. Under a Systematic Withdrawal Plan, all shares are to be held by the Transfer Agent and all dividends and distributions are reinvested in shares of the applicable AIM Fund by the Transfer Agent. To provide funds for payments made under the Systematic Withdrawal Plan, the Transfer Agent redeems sufficient full and fractional shares at their net asset value in effect at the time of each such redemption.

                  Payments under a Systematic Withdrawal Plan constitute taxable events. Since such payments are funded by the redemption of shares, they may result in a return of capital and in capital gains or losses, rather than in ordinary income. Because sales charges are imposed on additional purchases of shares (other than Class B or Class C Shares of the AIM Funds and AIM Cash Reserve Shares of AIM Money Market Fund), it is disadvantageous to effect such purchases while a Systematic Withdrawal Plan is in effect.

                  Each AIM Fund bears its share of the cost of operating the Systematic Withdrawal Plan.

                  TERMS AND CONDITIONS OF EXCHANGES. Normally, shares of an AIM Fund to be acquired by exchange are purchased at their net asset value or applicable offering price, as the case may be, determined on the date that such request is received, but under unusual market conditions such purchases may be delayed for up to five business days if it is determined that a fund would be materially disadvantaged by an immediate transfer of the proceeds of the exchange. If a shareholder is exchanging into a fund paying daily dividends, and the release of the exchange proceeds is delayed for the foregoing five-day period, such shareholder will not begin to accrue dividends until the sixth business day after the exchange.

                  EXCHANGES BY TELEPHONE. AIM Distributors has made arrangements with certain dealers and investment advisory firms to accept telephone instructions to exchange shares between any of the AIM Funds. AIM Distributors reserves the right to impose conditions on dealers or investment advisors who make telephone exchanges of shares of the funds, including the condition that any such dealer or investment advisor enter into an agreement (which contains additional conditions with respect to exchanges of shares) with AIM Distributors. To exchange shares by telephone, a shareholder, dealer or investment advisor who has satisfied the foregoing conditions must call AFS at
(800) 959-4246. If a shareholder is unable to reach AFS by telephone, he may also request exchanges by telegraph or use overnight courier services to expedite exchanges by mail, which will be effective on the business day received by the Transfer Agent as long as such request is received prior to the close of the customary trading session of the NYSE. The Transfer Agent and AIM Distributors may in certain cases be liable for losses due to unauthorized or fraudulent transactions if they do not follow reasonable procedures for verification of telephone transactions. Such reasonable procedures may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transaction.

                  By signing an account application form, an investor appoints the Transfer Agent as his true and lawful attorney-in-fact to surrender for redemption any and all unissued shares held by the Transfer Agent in the designated account(s), or in any other account with any of the AIM Funds, present or future, which has the identical registration as the designated account(s), with full power of substitution in the premises. The Transfer Agent and AIM Distributors are thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption proceeds to be applied to purchase shares in any one or more of the AIM Funds, provided that such fund is available for sale and provided that the registration and mailing address of the shares to be purchased are identical to the registration of the shares being redeemed. An investor acknowledges by signing the form that he understands and agrees that the Transfer Agent and AIM Distributors may not be liable for any loss, expense or cost arising out of any telephone exchange requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transactions. The Transfer Agent reserves the right to modify or terminate the telephone exchange privilege at any time without notice. An investor may elect not to have this privilege by marking the appropriate box on the application. Then any exchanges must be effected in writing by the investor.

                  REDEMPTIONS BY TELEPHONE. By signing an account application form, an investor appoints the Transfer Agent as his true and lawful attorney-in-fact to surrender for redemption any and all unissued shares held by the Transfer Agent in the designated account(s), present or future, with full power of substitution in the premises. The Transfer Agent and AIM Distributors are thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption. An investor acknowledges by signing the form that he understands and agrees that the Transfer Agent and AIM Distributors may not be liable for any loss, expense or cost arising out of any telephone redemption requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transactions. The Transfer Agent reserves the right to cease to act as attorney-in-fact subject to this appointment, and AIM Distributors reserves the right to modify or terminate the telephone redemption privilege at any time without notice. An investor may elect not to have this privilege by marking the appropriate box on the application. Then any redemptions must be effected in writing by the investor.

                  SIGNATURE GUARANTEES. In addition to those circumstances listed in the "Shareholder Information" section of each Fund's prospectus, signature guarantees are required in the following situations: (1) requests to transfer the registration of shares to another owner; (2) telephone exchange and telephone redemption authorization forms; (3) changes in previously designated wiring or electronic funds transfer instructions; and (4) written redemptions or exchanges of shares previously reported as lost, whether or not the redemption amount is under $50,000 or the proceeds are to be sent to the address of record. AIM Funds may waive or modify any signature guarantee requirements at any time.

                  Acceptable guarantors include banks, broker-dealers, credit unions, national securities exchanges, savings associations and any other organization, provided that such institution or organization qualifies as an "eligible guarantor institution" as that term is defined in rules adopted by the SEC, and further provided that such guarantor institution is listed in one of the reference guides contained in the Transfer Agent's current Signature Guarantee Standards and Procedures, such as certain domestic banks, credit unions, securities dealers, or securities exchanges. The Transfer Agent will also accept signatures with either: (1) a signature guaranteed with a medallion stamp of the STAMP Program, or (2) a signature guaranteed with a medallion stamp of the NYSE Medallion Signature Program, provided that in either event, the amount of the transaction involved does not exceed the surety coverage amount indicated on the medallion. For information regarding whether a particular institution or organization qualifies as an "eligible guarantor institution," an investor should contact the Client Services Department of AFS.

                  TRANSACTIONS BY INTERNET. An investor may effect transactions in his account through the Internet by selecting the AIM Internet Connect option on his completed account application form or completing an AIM Internet Connect Authorization Form. By signing either form the investor acknowledges and agrees that the Transfer Agent and AIM Distributors will not be liable for any loss, expense or cost arising out of any internet transaction effected in accordance with the instructions set forth in the forms if they reasonably believe such request to be genuine. Procedures for verification of internet transactions include requests for confirmation of the shareholder's personal identification number and mailing of confirmations promptly after the transactions. The investor also acknowledges that (1) if he no longer wants the AIM Internet Contract option, he will notify the Transfer Agent in writing, and (2) the AIM Internet Connect option may be terminated at any time by the AIM Funds.

                  DIVIDENDS AND DISTRIBUTIONS. In determining the amount of capital gains, if any, available for distribution, net capital gains are offset against available net capital losses, if any, carried forward from previous fiscal periods.

                  For funds that do not declare a dividend daily, such dividends and distributions will be reinvested at the net asset value per share determined on the ex-dividend date. For funds that declare a dividend daily, such dividends and distributions will be reinvested at the net asset value per share determined on the payable date.

                  Dividends on Class B and Class C shares are expected to be lower than those for Class A shares or AIM Cash Reserve Shares because of higher distribution fees paid by Class B and Class C shares. Dividends on all shares may also be affected by other class-specific expenses.

                  Changes in the form of dividend and distribution payments may be made by the shareholder at any time by notice to the Transfer Agent and are effective as to any subsequent payment if such notice is received by the Transfer Agent prior to the record date of such payment. Any dividend and distribution election remains in effect until the Transfer Agent receives a revised written election by the shareholder.

                  Any dividend or distribution paid by a fund which does not declare dividends daily has the effect of reducing the net asset value per share on the ex-dividend date by the amount of the dividend or distribution. Therefore, a dividend or distribution declared shortly after a purchase of shares by an investor would represent, in substance, a return of capital to the shareholder with respect to such shares even though it would be subject to income taxes.


                            MISCELLANEOUS INFORMATION

CHARGES FOR CERTAIN ACCOUNT INFORMATION

                  The Transfer Agent may impose certain copying charges for requests for copies of shareholder account statements and other historical account information older than the current year and the immediately preceding year.

AUDIT REPORTS


                  The Board of Trustees will issue to shareholders semi-annually the Funds' financial statements. Financial statements, audited by independent auditors, will be issued annually. Due to an investment in another AIM Fund, which KPMG LLP represented to the AIM Fund was inadvertent, and new SEC rules regarding auditor independence, KPMG LLP resigned as independent public accountants for the Trust. The Board of Trustees of the Trust has selected
Ernst & Young LLP, 1221 McKinney, Suite 2400, Houston, Texas 77010-2007, as the independent public accountants to audit the financial statements of the Funds.

LEGAL MATTERS

                  Certain legal matters for the Trust have been passed upon by Ballard Spahr Andrews & Ingersoll, LLP, 1735 Market Street, Philadelphia, Pennsylvania 19103.

CUSTODIAN AND TRANSFER AGENT

                  State Street Bank and Trust Company (the "Custodian"), 225 Franklin Street, Boston, Massachusetts 02110, is custodian of all securities and cash of the Funds. The Custodian attends to the collection of principal and income, pays and collects all monies for securities bought and sold by the Funds and performs certain other ministerial duties. A I M Fund Services, Inc., a wholly owned subsidiary of AIM, P. O. Box 4739, Houston, Texas 77210-4739, acts as transfer and dividend disbursing agent for the Funds. These services do not include any supervisory function over management or provide any protection against any possible depreciation of assets. The Funds pay the Custodian and the Transfer Agent such compensation as may be agreed upon from time to time.

                  Chase Bank of Texas, N.A., 712 Main, Houston, Texas 77002, serves as Sub-Custodian for retail purchases of the AIM Funds.

                  Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") has entered into an agreement with the Trust (and certain other AIM Funds), First Data Investor Service Group and Financial Data Services, Inc., pursuant to which MLPF&S has agreed to perform certain shareholder sub-accounting services for its customers who beneficially own shares of the Fund(s).

PRINCIPAL HOLDERS OF SECURITIES

AGGRESSIVE GROWTH

                  To the best knowledge of the Trust, the names and addresses of the holders of 5% or more of the outstanding Class A, Class B and Class C shares of Aggressive Growth as of February 5, 2001, and the amount of the outstanding shares held of record and beneficially owned by such holders are set forth below:

                                             Percent         Percent Owned
         Name and Address                   Owned of         of Record and
         of Record Owner                   Record only*       Beneficially
         ---------------                   -----------       -------------

Retail Class A Shares

Merrill Lynch Pierce Fenner & Smith            11.96%                0
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246

The Manufacturers Life Insurance Co.            7.18%                0
c/o Manulife Financial USA
Attn:  Rosie Chuck Srs. Acctg.
250 Bloor Street East, 7th Floor
Toronto, Ontario, Canada M4W 1E5

----------
* The Funds have no knowledge as to whether all or any portion of the shares owned of record only are also owned beneficially.

                                               Percent             Percent Owned
         Name and Address                      Owned of            of Record and
         of Record Owner                     Record only*          Beneficially
         ---------------                     -----------           ------------

Retail Class B Shares

Merrill Lynch Pierce Fenner & Smith               5.55%                   0
FBO The Sole Benefit of Customers
Attn:  Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246

Retail Class C Shares

Merrill Lynch Pierce Fenner & Smith              17.22%                   0
FBO The Sole Benefit of Customers
Attn:  Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246

BLUE CHIP

         To the best of the knowledge of the Trust, the names and addresses of the holders of 5% or more of the outstanding Class A, Class B and Class C shares of Blue Chip as of February 5, 2001, and the amount of the outstanding shares held of record and beneficially owned by such holders are set forth below:

Retail Class A Shares

Merrill Lynch Pierce Fenner & Smith              7.88%                      0
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246

Retail Class B Shares

Merrill Lynch Pierce Fenner & Smith             10.41%                      0
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246

Retail Class C Shares

Merrill Lynch Pierce Fenner & Smith             19.14%                      0
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246

----------
* The Funds have no knowledge as to whether all or any portion of the shares owned of record only are also owned beneficially.

                                               Percent            Percent Owned
         Name and Address                      Owned of           of Record and
         of Record Owner                     Record only*         Beneficially
         ---------------                     ------------         ------------

Banc One Securities Corp. FBO                     7.31%                  0
The One Investment Solution
Attn: Wrap Processing OH1-1244
1111 Polaris Pkwy.
Columbus, OH  43271-1244

CAPITAL DEVELOPMENT

         To the best of the knowledge of the Trust, the names and addresses of the holders of 5% or more of the outstanding Class A, Class B and Class C shares of Capital Development as of February 5, 2001, and the amount of the outstanding shares held of record and beneficially owned by such holders are set forth below:

Retail Class A Shares

Merrill Lynch Pierce Fenner & Smith                 9.86%                   0
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246

Retail Class B Shares

Merrill Lynch Pierce Fenner & Smith                13.52%                   0
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246

Retail Class C Shares

Merrill Lynch Pierce Fenner & Smith                17.42%                   0
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246

Coastgear & Company                                 6.77%                   0
State Street Bank & Trust
Attn:  Kevin Smith
125 Rosemont Avenue
Westwood, MA  02090

CHARTER

         To the best of the knowledge of the Trust, the names and addresses of the holders of 5% or more of the outstanding Class A, Class B and Class C shares of Charter as of February 5, 2001, and the Institutional Class of Charter as of February 5, 2001, and the amount of the outstanding shares held of record and beneficially owned by such holders, are set forth below:

----------
* The Funds have no knowledge as to whether all or any portion of the shares owned of record only are also owned beneficially.

                                               Percent            Percent Owned
         Name and Address                      Owned of           of Record and
         of Record Owner                     Record only*         Beneficially
         ---------------                     ------------         ------------

Retail Class A Shares

Merrill Lynch Pierce Fenner & Smith                12.10%                   0
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246

Great-West Life and Annuity Insurance Co.           6.54%                   0
401(k) Unit Valuations
Attn:  Mutual Fund Trading 2T2
8515 E. Orchard
Englewood, CO 80111

Retail Class B Shares

Merrill Lynch Pierce Fenner & Smith                 8.36%                   0
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246

Retail Class C Shares

Merrill Lynch Pierce Fenner & Smith                17.81%                   0
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246

Institutional Class

Wells Fargo Bank Minnesota, NA                     29.35%                   0
P.O. Box 1533
Minneapolis, MN  54480-0000

City National Bank                                 14.99%                   0
Attn:  Trust Operations/Mutual Funds
P.O. Box 60520
Los Angeles, CA  90060-0520

Ruth and Ted Bauer Family Foundation                9.96%                   0
11 Greenway Plaza, Suite 2600
Houston, TX  77046-1173

----------
* The Funds have no knowledge as to whether all or any portion of the shares owned of record only are also owned beneficially.

                                               Percent            Percent Owned
         Name and Address                      Owned of           of Record and
         of Record Owner                     Record only*         Beneficially
         ---------------                     ------------         ------------

Town of Watertown, Trustee                         5.46%                   0
c/o Great West Life Recordkeeper
8515 E. Orchard Rd. 2T2
Englewood, CO  80111

CONSTELLATION

                  To the best of the knowledge of the Trust, the names and addresses of the holders of 5% or more of the outstanding Class A, Class B and Class C shares of Constellation as of February 5, 2001, and of the Institutional Class of Constellation as of February 5, 2001, and the amount of the outstanding shares held of record and beneficially owned by such holders, are set forth below:

Retail Class A Shares

Merrill Lynch Pierce Fenner & Smith                 14.77%                0
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246

Retail Class B Shares

Merrill Lynch Pierce Fenner & Smith                  7.31%                0
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246

Retail Class C Shares

Merrill Lynch Pierce Fenner & Smith                 21.98%                0
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246

Banc One Securities Corp. FBO                        7.31%                0
The One Investment Solution
Attn: Wrap Processing OH1-1244
1111 Polaris Pkwy.
Columbus, OH  43271-1244

----------
* The Funds have no knowledge as to whether all or any portion of the shares owned of record only are also owned beneficially.

                                               Percent            Percent Owned
         Name and Address                      Owned of           of Record and
         of Record Owner                     Record only*         Beneficially
         ---------------                     ------------         ------------


Institutional Class

Nationwide Insurance Company - Ohio                57.62%                0
P.O. Box 182029
C/O IPO Portfolio Accounting
Columbus, Ohio 43218

Wells Fargo Bank West NA, Custodian FBO            11.46%                0
c/o Great West Recordkeeper
8515 E. Orchard Rd. 2T2
Englewood, CO  80111

Nationwide Insurance Company - DCVA                 7.88%
c/o IPO Portfolio Accounting
P.O. Box 182029
Columbus, OH  43218-2029

State of Vermont Deferred Compensation Plan         6.57%                0
Attn:  Planned Valuation Services
2 Tower Center
East Brunswick, NJ  08816

Board of TTEE's, NC Public Employee                 6.42%                0
Deferred Com.
c/o Great-West Life
8515 E. Orchard Rd. 2T2
Englewood, CO  80111

Nationwide Insurance Company - GPVA II              6.36%                0
c/o IPO Portfolio Accounting
P.O. Box 182029
Columbus, OH  43218-2029

DEMOGRAPHIC TRENDS

                  To the best of the knowledge of the Trust, the names and addresses of the holders of 5% or more of the outstanding Class A, Class B and Class C shares of Demographic Trends as of February 5, 2001, and the amount of the outstanding shares held of record and beneficially owned by such holders, are set forth below:

Retail Class A Shares

Merrill Lynch Pierce Fenner & Smith                8.21%                  0
FBO The Sole Benefit of Customers
Attn:  Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246

----------
* The Funds have no knowledge as to whether all or any portion of the shares owned of record only are also owned beneficially.

                                               Percent            Percent Owned
         Name and Address                      Owned of           of Record and
         of Record Owner                     Record only*         Beneficially
         ---------------                     ------------         ------------

Retail Class B Shares

Merrill Lynch Pierce Fenner & Smith            16.38%                    0
FBO The Sole Benefit of Customers
Attn:  Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246

Retail Class C Shares

Merrill Lynch Pierce Fenner & Smith            20.33%                    0
FBO The Sole Benefit of Customers
Attn:  Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246

EMERGING GROWTH

         To the best of the knowledge of the Trust, the names and addresses of the holders of 5% or more of the outstanding Class A, Class B and Class C shares of Emerging Growth as of February 5, 2001, and the amount of the outstanding shares held of record and beneficially owned by such holders, are set forth below:

Retail Class A Shares

Merrill Lynch Pierce Fenner & Smith                8.94%                0
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246

Retail Class B Shares

Merrill Lynch Pierce Fenner & Smith                8.78%                0
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246

Retail Class C Shares

Merrill Lynch Pierce Fenner & Smith               22.86%                0
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246

----------
* The Funds have no knowledge as to whether all or any portion of the shares owned of record only are also owned beneficially.

                                               Percent            Percent Owned
         Name and Address                      Owned of           of Record and
         of Record Owner                     Record only*         Beneficially
         ---------------                     ------------         ------------


LARGE CAP BASIC VALUE

                  To the best of the knowledge of the Trust, the names and addresses of the holders of 5% or more of the outstanding Class A shares of Large Cap Basic Value as of February 5, 2001, and the amount of the outstanding shares held of record and beneficially owned by such holders, are set forth below:

Retail Class A Shares

Merrill Lynch Pierce Fenner & Smith                 8.72%                 0
FBO The Sole Benefit of Customers
Attn:  Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246

Jonathan C. Schoolar                                0                 8.68%
3722 Tartan Lane
Houston, TX 77025

Retail Class B Shares

Merrill Lynch Pierce Fenner & Smith                19.86%                 0
FBO The Sole Benefit of Customers
Attn:  Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246

Retail Class C Shares

Merrill Lynch Pierce Fenner & Smith                11.72%                 0
FBO The Sole Benefit of Customers
Attn:  Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246

LARGE CAP GROWTH

         To the best of the knowledge of the Trust, the names and addresses of the holders of 5% or more of the outstanding Class A, Class B and Class C shares of Large Cap Growth as of February 5, 2001, and the amount of the outstanding shares held of record and beneficially owned by such holders, are set forth below:

Retail Class A Shares

Merrill Lynch Pierce Fenner & Smith                  9.46%                 0
FBO The Sole Benefit of Customers
Attn:  Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246

----------
* The Funds have no knowledge as to whether all or any portion of the shares owned of record only are also owned beneficially.

                                               Percent            Percent Owned
         Name and Address                      Owned of           of Record and
         of Record Owner                     Record only*         Beneficially
         ---------------                     ------------         ------------

Retail Class B Shares

Merrill Lynch Pierce Fenner & Smith                10.23%                 0
FBO The Sole Benefit of Customers
Attn:  Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246

Retail Class C Shares

Merrill Lynch Pierce Fenner & Smith                16.24%                 0
FBO The Sole Benefit of Customers
Attn:  Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246

MID CAP

         To the best of the knowledge of the Trust, the names and addresses of the holders of 5% or more of the outstanding Class A, Class B and Class C shares of Mid Cap as of February 5, 2001, and the amount of the outstanding shares held of record and beneficially owned by such holders, are set forth below:

Retail Class A Shares

Merrill Lynch Pierce Fenner & Smith                 7.75%                0
FBO The Sole Benefit of Customers
Attn:  Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246

Retail Class B Shares

Merrill Lynch Pierce Fenner & Smith                17.07%                0
FBO The Sole Benefit of Customers
Attn:  Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246

Retail Class C Shares

Merrill Lynch Pierce Fenner & Smith                20.53%                0
FBO The Sole Benefit of Customers
Attn:  Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246

----------
* The Funds have no knowledge as to whether all or any portion of the shares owned of record only are also owned beneficially.

                                               Percent           Percent Owned
         Name and Address                      Owned of          of Record and
         of Record Owner                     Record only*         Beneficially
         ---------------                     ------------         ------------



WEINGARTEN

         To the best of the knowledge of the Trust, the names and addresses of the holders of 5% or more of the outstanding Class A, Class B and Class C shares of Weingarten as of February 5, 2001, and the Institutional Class of Weingarten as of February 5, 2001, and the amount of the outstanding shares held of record and beneficially owned by such holders, are set forth below:

Retail Class A Shares

Merrill Lynch Pierce Fenner & Smith               15.42%                 0
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 2nd  Floor
Jacksonville, FL  32246

Great-West Life and Annuity                        5.17%                 0
Insurance Co.
401(K) Unit Valuations
Attn:  Mutual Fund Trading 2T2
8515 E. Orchard
Englewood, CO 80111

Retail Class B Shares

Merrill Lynch Pierce Fenner & Smith                8.74%                 0
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246

Retail Class C Shares

Merrill Lynch Pierce Fenner & Smith               19.53%                 0
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246

Institutional Class

Wells Fargo Bank West NA, Custodian FBO           63.25%                 0
c/o Great West Recordkeeper
8515 E. Orchard Rd. 2T2
Englewood, CO  80111

----------
* The Funds have no knowledge as to whether all or any portion of the shares owned of record only are also owned beneficially.

                                               Percent            Percent Owned
         Name and Address                      Owned of           of Record and
         of Record Owner                     Record only*         Beneficially
         ---------------                     ------------         ------------

Peoples Two Ten Company                          14.77%                0
c/o Summit Bank
Attn:  Trust Operations, 7th Floor
P.O. Box 821
Hackensack, NJ  07602

AIM Foundation                                    5.49%                0
11 Greenway Plaza, Suite 2600
Houston, TX  77046

     As of February 5, 2001, the trustees and officers of the Trust as a group owned beneficially less than 1% of the outstanding shares of each class of Aggressive Growth, Blue Chip, Capital Development, Charter, Constellation, Demographic Trends, Emerging Growth, Large Cap Basic Value, Large Cap Growth, Mid Cap and Weingarten.

OTHER INFORMATION

         Each Prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement which the Trust has filed with the SEC under the 1933 Act and reference is hereby made to the Registration Statement for further information with respect to the Funds and the securities offered hereby. The Registration Statement is available for inspection by the public at the SEC in Washington, D.C.





----------
* The Funds have no knowledge as to whether all or any portion of the shares owned of record only are also owned beneficially.

                                    APPENDIX

DESCRIPTION OF COMMERCIAL PAPER RATINGS

STANDARD & POOR'S

                  Commercial paper rated by Standard & Poor's has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well-established, and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's Commercial Paper is rated A-1 or A-2. A-1 indicates the degree of safety regarding time of payment is very strong. A-2 indicates that the capacity for timely payment is strong, but that the relative degree of safety is not as overwhelming as for issues designated A-1.

MOODY'S

                  Prime-1 and Prime-2 are the two highest commercial paper ratings assigned by Moody's Investors Service. Among the factors considered by Moody's in assigning ratings are the following: (a) evaluation of the management of the issuer; (b) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (c) evaluation of the issuer's products in relation to competition and customer acceptance; (d) liquidity; (e) amount and quality of long-term debt;
(f) trend of earnings over a period of ten years; (g) financial strength of a parent company and the relationships which exist with the issuer; and (h) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated Prime-1 or Prime-2.


DESCRIPTION OF CORPORATE BOND RATINGS

STANDARD & POOR'S

                  AAA -- Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

                  AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

MOODY'S

                  Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as "high-grade bonds." They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                              FINANCIAL STATEMENTS






                                       FS

                       INDEPENDENT AUDITORS' REPORT

                       To the Shareholders and Board of Trustees
                       AIM Equity Funds:

                       We have audited the accompanying statement of assets and liabilities of AIM Aggressive Growth Fund (a portfolio of AIM Equity Funds), including the schedule of investments, as of October 31, 2000, the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

                       We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                       In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Aggressive Growth Fund as of October 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                       /s/ KPMG LLP

                       December 6, 2000
                       Houston, Texas

SCHEDULE OF INVESTMENTS

October 31, 2000

                                                     MARKET
                                      SHARES         VALUE

COMMON STOCKS & OTHER EQUITY
  INTERESTS-97.79%

AIR FREIGHT-0.32%

Expeditors International of
  Washington, Inc.                     300,000   $   15,562,500
===============================================================

BANKS (REGIONAL)-1.11%

Bank United Corp.-Class A              325,000       18,423,437
---------------------------------------------------------------
Southwest Bancorp. of Texas,
  Inc.(a)                            1,000,000       36,500,000
===============================================================
                                                     54,923,437
===============================================================

BIOTECHNOLOGY-1.14%

Aurora Biosciences Corp.(a)            200,000       12,187,500
---------------------------------------------------------------
Celera Genomics(a)                     150,000       10,125,000
---------------------------------------------------------------
Techne Corp.(a)                        300,000       33,825,000
===============================================================
                                                     56,137,500
===============================================================

BROADCASTING (TELEVISION, RADIO &
  CABLE)-0.28%

Hispanic Broadcasting Corp.(a)         450,000       14,062,500
===============================================================

BUILDING MATERIALS-0.15%

Simpson Manufacturing Co., Inc.(a)     171,100        7,293,137
===============================================================

CHEMICALS (SPECIALTY)-0.70%

OM Group, Inc.                         750,000       34,687,500
===============================================================

COMMUNICATIONS EQUIPMENT-7.49%

BreezeCom Ltd. (Israel)(a)             500,000        9,281,250
---------------------------------------------------------------
CommScope, Inc.(a)                     759,000       19,212,187
---------------------------------------------------------------
Comverse Technology, Inc.(a)           500,000       55,875,000
---------------------------------------------------------------
Digital Lightwave, Inc.(a)             250,000       12,671,875
---------------------------------------------------------------
Dycom Industries, Inc.(a)              549,950       20,691,869
---------------------------------------------------------------
Finisar Corp.(a)                       500,000       14,406,250
---------------------------------------------------------------
MasTec, Inc.(a)                        450,000       13,021,875
---------------------------------------------------------------
Polycom, Inc.(a)                     2,000,000      130,000,000
---------------------------------------------------------------
Proxim, Inc.(a)                        750,000       45,468,750
---------------------------------------------------------------
REMEC, Inc.(a)                       1,000,000       29,812,500
---------------------------------------------------------------
Tollgrade Communications, Inc.(a)      150,000       14,362,500
---------------------------------------------------------------
UTStarcom, Inc.(a)                     250,000        5,000,000
===============================================================
                                                    369,804,056
===============================================================

COMPUTERS (HARDWARE)-1.80%

Concurrent Computer Corp.(a)           400,000        7,050,000
---------------------------------------------------------------
National Instruments Corp.(a)        1,750,000       81,703,125
===============================================================
                                                     88,753,125
===============================================================

COMPUTERS (NETWORKING)-2.71%

Avocent Corp.(a)                       300,000       21,281,250
---------------------------------------------------------------
Emulex Corp.(a)                        500,000       73,437,500
---------------------------------------------------------------
MRV Communications, Inc.(a)            425,000       16,787,500
---------------------------------------------------------------
SonicWALL, Inc.(a)                   1,500,000       22,406,250
===============================================================
                                                    133,912,500
===============================================================

                                                     MARKET
                                      SHARES         VALUE
COMPUTERS (PERIPHERALS)-4.80%
Actel Corp.(a)(b)                    1,500,000   $   54,937,500
---------------------------------------------------------------
QLogic Corp.(a)                      1,250,000      120,937,500
---------------------------------------------------------------
SanDisk Corp.(a)                       500,000       26,867,187
---------------------------------------------------------------
Silicon Storage Technology,
  Inc.(a)                            1,500,000       34,125,000
===============================================================
                                                    236,867,187
===============================================================

COMPUTERS (SOFTWARE &
  SERVICES)-8.09%

Aspen Technology, Inc.(a)            1,000,000       41,312,500
---------------------------------------------------------------
Business Objects S.A.-ADR
  (France)(a)                          300,000       23,639,062
---------------------------------------------------------------
Gemstar-TV Guide International,
  Inc.(a)                              150,000       10,284,375
---------------------------------------------------------------
Inforte Corp.(a)                       600,000       18,375,000
---------------------------------------------------------------
Jack Henry & Associates              1,369,400       75,317,000
---------------------------------------------------------------
Macrovision Corp.(a)                   500,000       36,437,500
---------------------------------------------------------------
Mercury Interactive Corp.(a)           200,000       22,200,000
---------------------------------------------------------------
Micromuse Inc.(a)                      100,000       16,968,750
---------------------------------------------------------------
NetIQ Corp.(a)                         141,195       12,160,419
---------------------------------------------------------------
Peregrine Systems, Inc.(a)             400,000        9,600,000
---------------------------------------------------------------
Rational Software Corp.(a)             400,000       23,875,000
---------------------------------------------------------------
SeaChange International, Inc.(a)       250,000        5,500,000
---------------------------------------------------------------
Secure Computing Corp.(a)            1,000,000       23,000,000
---------------------------------------------------------------
SERENA Software, Inc.(a)               500,000       25,437,500
---------------------------------------------------------------
Ulticom, Inc.(a)                       300,000       14,325,000
---------------------------------------------------------------
Verity, Inc.(a)                        750,000       17,625,000
---------------------------------------------------------------
WebTrends Corp.(a)                     500,000       16,070,313
---------------------------------------------------------------
Zengine, Inc.(a)                       609,026        7,460,569
===============================================================
                                                    399,587,988
===============================================================

ELECTRICAL EQUIPMENT-4.84%

Black Box Corp.(a)                     550,000       36,231,250
---------------------------------------------------------------
Cree, Inc.(a)                          250,000       24,812,500
---------------------------------------------------------------
Molex, Inc.-Class A                  1,000,025       39,313,483
---------------------------------------------------------------
Plexus Corp.(a)                      1,000,000       63,062,500
---------------------------------------------------------------
Sanmina Corp.(a)                       400,000       45,725,000
---------------------------------------------------------------
Vishay Intertechnology, Inc.(a)      1,000,000       30,000,000
===============================================================
                                                    239,144,733
===============================================================

ELECTRONICS (COMPONENT DISTRIBUTORS)-3.49%

Power-One, Inc.(a)                   2,000,000      141,875,000
---------------------------------------------------------------
Sawtek Inc.(a)                         600,000       30,525,000
===============================================================
                                                    172,400,000
===============================================================

ELECTRONICS (DEFENSE)-1.41%

Aeroflex Inc.(a)                       300,000       17,850,000
---------------------------------------------------------------
Anaren Microwave, Inc.(a)              500,000       52,000,000
===============================================================
                                                     69,850,000
===============================================================

ELECTRONICS
  (INSTRUMENTATION)-3.63%

Alpha Industries, Inc.(a)(b)         3,000,000      119,625,000
---------------------------------------------------------------
PerkinElmer, Inc.                      200,000       23,900,000
---------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE

ELECTRONICS (INSTRUMENTATION)-(CONTINUED)

Tektronix, Inc.                        500,000   $   35,625,000
===============================================================
                                                    179,150,000
===============================================================

ELECTRONICS
  (SEMICONDUCTORS)-11.43%

Cirrus Logic, Inc.(a)                  500,000       21,562,500
---------------------------------------------------------------
Dallas Semiconductor Corp.           1,500,000       59,437,500
---------------------------------------------------------------
GlobeSpan, Inc.(a)                     150,000       11,540,625
---------------------------------------------------------------
Integrated Device Technology,
  Inc.(a)                            2,250,000      126,703,125
---------------------------------------------------------------
Intersil Holding Corp.(a)              750,000       35,953,125
---------------------------------------------------------------
Micrel, Inc.(a)                        600,000       27,150,000
---------------------------------------------------------------
Microchip Technology Inc.(a)         4,000,000      126,500,000
---------------------------------------------------------------
Pixelworks, Inc.(a)                    500,000       16,656,250
---------------------------------------------------------------
Semtech Corp.(a)                       850,000       27,412,500
---------------------------------------------------------------
SIPEX Corp.(a)                       1,000,000       39,375,000
---------------------------------------------------------------
TranSwitch Corp.(a)                    600,000       34,650,000
---------------------------------------------------------------
Zoran Corp.(a)(b)                      750,000       37,593,750
===============================================================
                                                    564,534,375
===============================================================

EQUIPMENT (SEMICONDUCTOR)-0.42%

Credence Systems Corp.(a)              350,000        6,562,500
---------------------------------------------------------------
EMCORE Corp.(a)                        350,000       14,350,000
===============================================================
                                                     20,912,500
===============================================================

FINANCIAL (DIVERSIFIED)-0.96%

SEI Investments Co.                    525,000       47,643,750
===============================================================

FOODS-0.70%

Hain Celestial Group, Inc.(a)          875,000       34,726,563
===============================================================

FOOTWEAR-0.26%

Vans, Inc.(a)(b)                     1,000,000       12,937,500
===============================================================

HEALTH CARE (DRUGS-GENERIC &
  OTHER)-0.95%

Alpharma Inc.-Class A                  749,934       29,106,813
---------------------------------------------------------------
Medicis Pharmaceutical Corp.-Class
  A(a)                                 243,000       17,890,875
===============================================================
                                                     46,997,688
===============================================================

HEALTH CARE (HOSPITAL
  MANAGEMENT)-3.70%

Health Management Associates,
  Inc.-Class A(a)                    2,500,000       49,531,250
---------------------------------------------------------------
LifePoint Hospitals, Inc.(a)         1,000,000       38,750,000
---------------------------------------------------------------
Province Healthcare Co.(a)(b)        1,800,000       75,825,000
---------------------------------------------------------------
Triad Hospitals, Inc.(a)               675,000       18,731,250
===============================================================
                                                    182,837,500
===============================================================

HEALTH CARE (MANAGED CARE)-0.91%

First Health Group Corp.(a)          1,150,000       44,850,000
===============================================================

HEALTH CARE (MEDICAL PRODUCTS &
  SUPPLIES)-0.67%

Biosite Diagnostics Inc.(a)            314,100        6,910,200
---------------------------------------------------------------
Novoste Corp.(a)                       250,000        6,312,500
---------------------------------------------------------------
Zoll Medical Corp.(a)                  400,000       19,825,000
===============================================================
                                                     33,047,700
===============================================================

                                                     MARKET
                                      SHARES         VALUE

HEALTH CARE (SPECIALIZED SERVICES)-2.49%

HEALTHSOUTH Corp.(a)                 3,000,000   $   36,000,000
---------------------------------------------------------------
Laboratory Corp. of America
  Holdings(a)                          200,000       26,975,000
---------------------------------------------------------------
Lincare Holdings, Inc.(a)              600,000       25,237,500
---------------------------------------------------------------
Quest Diagnostics Inc.(a)              225,000       21,656,250
---------------------------------------------------------------
RehabCare Group, Inc.(a)               307,300       13,271,519
===============================================================
                                                    123,140,269
===============================================================

INSURANCE (PROPERTY-
    CASUALTY)-0.25%

HCC Insurance Holdings, Inc.           650,000       12,390,625
===============================================================

INVESTMENT MANAGEMENT-0.68%

Affiliated Managers Group, Inc.(a)     300,000       18,037,500
---------------------------------------------------------------
Eaton Vance Corp.                      316,100       15,745,731
===============================================================
                                                     33,783,231
===============================================================

MANUFACTURING (SPECIALIZED)-0.33%

Insituform Technologies,
  Inc.-Class A(a)                      450,000       16,059,375
===============================================================

METAL FABRICATORS-1.16%

Shaw Group Inc. (The)(a)               700,000       57,050,000
===============================================================

NATURAL GAS-0.51%

Kinder Morgan, Inc.                    650,000       25,065,625
===============================================================

OFFICE EQUIPMENT & SUPPLIES-0.19%

MCSi, Inc.(a)                          330,781        9,509,954
===============================================================

OIL & GAS (DRILLING &
  EQUIPMENT)-5.33%

Cal Dive International, Inc.(a)        500,000       24,875,000
---------------------------------------------------------------
Cooper Cameron Corp.(a)                500,000       27,250,000
---------------------------------------------------------------
Core Laboratories N.V.
  (Netherlands)(a)                     900,000       19,406,250
---------------------------------------------------------------
Dril-Quip, Inc.(a)                     300,000        9,900,000
---------------------------------------------------------------
Hanover Compressor Co.(a)            1,000,000       32,625,000
---------------------------------------------------------------
Marine Drilling Cos., Inc.(a)        1,250,000       29,843,750
---------------------------------------------------------------
Maverick Tube Corp.(a)                 500,000        7,781,250
---------------------------------------------------------------
National-Oilwell, Inc.(a)            1,500,000       43,875,000
---------------------------------------------------------------
Patterson Energy, Inc.(a)            1,500,000       42,187,500
---------------------------------------------------------------
Pride International, Inc.(a)         1,000,000       25,312,500
===============================================================
                                                    263,056,250
===============================================================

OIL & GAS (EXPLORATION &
  PRODUCTION)-0.69%

Evergreen Resources, Inc.(a)           275,100        7,565,250
---------------------------------------------------------------
Newfield Exploration Co.(a)            500,000       18,875,000
---------------------------------------------------------------
Stone Energy Corp.(a)                  150,000        7,680,000
===============================================================
                                                     34,120,250
===============================================================

RESTAURANTS-1.07%

CEC Entertainment Inc.(a)              800,000       25,500,000
---------------------------------------------------------------
Sonic Corp.(a)                         750,000       27,375,000
===============================================================
                                                     52,875,000
===============================================================

RETAIL (BUILDING SUPPLIES)-0.23%

Fastenal Co.                           200,000       11,487,500
===============================================================

RETAIL (COMPUTERS &
  ELECTRONICS)-1.71%

CDW Computer Centers, Inc.(a)        1,125,000       72,492,188
---------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE

RETAIL (COMPUTERS & ELECTRONICS)-(CONTINUED)

Tweeter Home Entertainment Group,
  Inc.(a)                              500,000   $   12,031,250
===============================================================
                                                     84,523,438
===============================================================

RETAIL (DISCOUNTERS)-0.91%

Dollar Tree Stores, Inc.(a)          1,150,000       44,993,750
===============================================================

RETAIL (SPECIALTY)-1.42%

Genesco, Inc.(a)                     1,000,000       17,750,000
---------------------------------------------------------------
Linens 'n Things, Inc.(a)            1,250,000       38,437,500
---------------------------------------------------------------
Venator Group, Inc.(a)               1,000,000       14,125,000
===============================================================
                                                     70,312,500
===============================================================

RETAIL (SPECIALTY-APPAREL)-4.25%

Abercrombie & Fitch Co.-Class A(a)   3,000,000       70,687,500
---------------------------------------------------------------
Children's Place Retail Stores,
  Inc. (The)(a)                        850,000       22,046,875
---------------------------------------------------------------
Men's Wearhouse, Inc. (The)(a)       2,000,000       58,500,000
---------------------------------------------------------------
Talbots, Inc. (The)                    450,000       35,578,125
---------------------------------------------------------------
Too Inc.(a)                          1,000,000       22,937,500
===============================================================
                                                    209,750,000
===============================================================

SERVICES (ADVERTISING/MARKETING)-0.81%

Forrester Research, Inc.(a)            323,200       13,271,400
---------------------------------------------------------------
TMP Worldwide, Inc.(a)                 382,100       26,597,742
===============================================================
                                                     39,869,142
===============================================================

SERVICES (COMMERCIAL & CONSUMER)-1.99%

Computer Learning Centers, Inc.(a)      27,229           22,124
---------------------------------------------------------------
Copart, Inc.(a)                        600,000        9,037,500
---------------------------------------------------------------
Corporate Executive Board Co.
  (The)(a)                             600,000       27,675,000
---------------------------------------------------------------
DeVry, Inc.(a)                         500,000       18,468,750
---------------------------------------------------------------
Diamond Technology Partners
  Inc.(a)                              700,000       31,237,500
---------------------------------------------------------------
Iron Mountain Inc.(a)                  350,000       11,834,375
===============================================================
                                                     98,275,249
===============================================================

SERVICES (COMPUTER SYSTEMS)-1.04%

SunGard Data Systems Inc.(a)         1,000,000       51,125,000
===============================================================

SERVICES (DATA PROCESSING)-2.20%

Concord EFS, Inc.(a)                 2,000,000       82,625,000
---------------------------------------------------------------
Fiserv, Inc.(a)                        500,000       26,218,750
===============================================================
                                                    108,843,750
===============================================================

                                                     MARKET
                                      SHARES         VALUE
SERVICES (EMPLOYMENT)-4.08%

Hall, Kinion & Associates,
  Inc.(a)(b)                         1,084,100   $   28,660,894
---------------------------------------------------------------
Heidrick & Struggles
  International, Inc.(a)               129,600        8,010,900
---------------------------------------------------------------
On Assignment, Inc.(a)                 500,000       12,593,750
---------------------------------------------------------------
Robert Half International Inc.(a)    5,000,000      152,500,000
===============================================================
                                                    201,765,544
===============================================================

SERVICES (FACILITIES &
  ENVIRONMENTAL)-1.06%

Tetra Tech, Inc.(a)                  1,500,000       52,125,000
===============================================================

TELECOMMUNICATIONS (CELLULAR/
  WIRELESS)-3.04%

AirGate PCS, Inc.(a)                   500,000       19,437,500
---------------------------------------------------------------
Powertel, Inc.(a)                      200,000       17,450,000
---------------------------------------------------------------
Powerwave Technologies, Inc.(a)        750,000       36,093,750
---------------------------------------------------------------
Research in Motion Ltd.
  (Canada)(a)                          395,000       39,500,000
---------------------------------------------------------------
Rural Cellular Corp.-Class A(a)        200,000       10,750,000
---------------------------------------------------------------
SBA Communications Corp.(a)            300,000       15,037,500
---------------------------------------------------------------
Western Wireless Corp.-Class A(a)      250,000       11,875,000
===============================================================
                                                    150,143,750
===============================================================

TEXTILES (APPAREL)-0.39%

Quicksilver, Inc.(a)                 1,000,000       19,125,000
===============================================================
    Total Common Stocks & Other
      Equity Interests (Cost
      $3,401,449,461)                             4,830,013,941
===============================================================

MONEY MARKET FUNDS-1.83%

STIC Liquid Assets Portfolio(c)     45,134,072       45,134,072
---------------------------------------------------------------
STIC Prime Portfolio(c)             45,134,072       45,134,072
===============================================================
    Total Money Market Funds (Cost
      $90,268,144)                                   90,268,144
===============================================================
TOTAL INVESTMENTS-99.62% (Cost
  $3,491,717,605)                                 4,920,282,085
===============================================================
OTHER ASSETS LESS
  LIABILITIES-0.38%                                  18,833,387
===============================================================
NET ASSETS-100.00%                               $4,939,115,472
_______________________________________________________________
===============================================================

Investment Abbreviations:

ADR - American Depositary Receipt

Notes to Schedule of Investments:

(a)Non-income producing security.
(b)Affiliated issuer in which the Fund's holdings of the issuer represent 5% or more of the outstanding voting securities of the issuer. The Fund has not owned enough of the outstanding voting securities of any issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The aggregate market value of affiliated issuers as of 10/31/00 was $329,579,644 which represented 6.69% of the Fund's net assets.
(c)The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2000


ASSETS:

Investments, at market value (cost
  $3,491,717,605)                              $4,920,282,085
-------------------------------------------------------------
Receivables for:
  Investments sold                                 26,398,865
-------------------------------------------------------------
  Fund shares sold                                 19,888,653
-------------------------------------------------------------
  Dividends                                           686,027
-------------------------------------------------------------
Collateral for securities loaned                  231,645,571
-------------------------------------------------------------
Investment for deferred compensation plan              76,417
-------------------------------------------------------------
Other assets                                            6,714
=============================================================
    Total assets                               $5,198,984,332
=============================================================

LIABILITIES:

Payables for:
  Return of collateral for securities loaned      231,645,571
-------------------------------------------------------------
  Investments purchased                            19,804,590
-------------------------------------------------------------
  Fund shares reacquired                            3,550,419
-------------------------------------------------------------
  Deferred compensation plan                           76,417
-------------------------------------------------------------
Accrued advisory fees                               2,528,091
-------------------------------------------------------------
Accrued administrative services fees                   21,523
-------------------------------------------------------------
Accrued distribution fees                           1,701,726
-------------------------------------------------------------
Accrued trustees' fees                                  1,229
-------------------------------------------------------------
Accrued transfer agent fees                           537,457
-------------------------------------------------------------
Accrued operating expenses                              1,837
=============================================================
    Total liabilities                             259,868,860
=============================================================
Net assets applicable to shares outstanding    $4,939,115,472
_____________________________________________________________
=============================================================

NET ASSETS:

Class A                                        $4,444,514,780
_____________________________________________________________
=============================================================
Class B                                        $  374,009,533
_____________________________________________________________
=============================================================
Class C                                        $  120,591,159
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE:

Class A                                           241,443,891
_____________________________________________________________
=============================================================
Class B                                            20,638,914
_____________________________________________________________
=============================================================
Class C                                             6,657,301
_____________________________________________________________
=============================================================
Class A:
  Net asset value and redemption price per
    share                                      $        18.41
-------------------------------------------------------------
  Offering price per share:
    (Net asset value of $18.41 divided by
      94.50%)                                  $        19.48
_____________________________________________________________
=============================================================
Class B:
  Net asset value and offering price per
    share                                      $        18.12
_____________________________________________________________
=============================================================
Class C:
  Net asset value and offering price per
    share                                      $        18.11
_____________________________________________________________
=============================================================

STATEMENT OF OPERATIONS

For the year ended October 31, 2000


INVESTMENT INCOME:

Dividends                                      $    2,389,451
-------------------------------------------------------------
Dividends from affiliated money market funds        8,301,930
-------------------------------------------------------------
Interest                                                5,725
-------------------------------------------------------------
Security lending income                               643,001
=============================================================
    Total investment income                        11,340,107
=============================================================

EXPENSES:

Advisory fees                                      26,977,097
-------------------------------------------------------------
Administrative services fees                          233,230
-------------------------------------------------------------
Custodian fees                                        232,821
-------------------------------------------------------------
Distribution fees -- Class A                       10,092,087
-------------------------------------------------------------
Distribution fees -- Class B                        1,809,368
-------------------------------------------------------------
Distribution fees -- Class C                          565,638
-------------------------------------------------------------
Transfer agent fees -- Class A                      4,978,765
-------------------------------------------------------------
Transfer agent fees -- Class B                        340,897
-------------------------------------------------------------
Transfer agent fees -- Class C                        106,570
-------------------------------------------------------------
Trustees' fees                                         18,547
-------------------------------------------------------------
Other                                               1,048,859
=============================================================
    Total expenses                                 46,403,879
=============================================================
Less: Expenses paid indirectly                       (173,362)
=============================================================
    Net expenses                                   46,230,517
=============================================================
Net investment income (loss)                      (34,890,410)
=============================================================

REALIZED AND UNREALIZED GAIN FROM INVESTMENT
  SECURITIES:

Net realized gain from investment securities      978,195,173
=============================================================
Change in net unrealized appreciation of
  investment securities                           362,410,770
=============================================================
  Net gain from investment securities           1,340,605,943
=============================================================
Net increase in net assets resulting from
  operations                                   $1,305,715,533
_____________________________________________________________
=============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 2000 and 1999

                                                                   2000              1999
                                                              --------------    --------------

OPERATIONS:

  Net investment income (loss)                                $  (34,890,410)   $  (18,681,715)
----------------------------------------------------------------------------------------------
  Net realized gain from investment securities                   978,195,173       401,315,614
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities                                                   362,410,770       514,158,866
==============================================================================================
    Net increase in net assets resulting from operations       1,305,715,533       896,792,765
==============================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                       (320,367,821)      (25,067,232)
----------------------------------------------------------------------------------------------
  Class B                                                         (4,413,088)               --
----------------------------------------------------------------------------------------------
  Class C                                                         (1,287,521)               --
----------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                        663,429,973      (697,955,629)
----------------------------------------------------------------------------------------------
  Class B                                                        343,326,602        22,307,605
----------------------------------------------------------------------------------------------
  Class C                                                        112,539,912         6,056,717
==============================================================================================
    Net increase in net assets                                 2,098,943,590       202,134,226
==============================================================================================

NET ASSETS:

  Beginning of year                                            2,840,171,882     2,638,037,656
==============================================================================================
  End of year                                                 $4,939,115,472    $2,840,171,882
______________________________________________________________________________________________
==============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $2,607,070,149    $1,384,638,292
----------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                        (174,108)         (148,328)
----------------------------------------------------------------------------------------------
  Undistributed net realized gain from investment securities     903,654,950       389,528,207
----------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities             1,428,564,481     1,066,153,711
==============================================================================================
                                                              $4,939,115,472    $2,840,171,882
______________________________________________________________________________________________
==============================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 2000

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Aggressive Growth Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eleven separate portfolios, each having an unlimited number of shares of beneficial interest. Prior to June 17, 2000 the Fund was organized as a series portfolio of AIM Equity Funds, Inc. At a meeting held on February 3, 2000, the Board of Directors of AIM Equity Funds, Inc. approved an Agreement and Plan of Reorganization (the "Reorganization") which reorganized the Fund as a series portfolio of the Trust. Shareholders of the Fund approved the Reorganization at a meeting held on June 16, 2000. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to achieve long-term growth of capital.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
     On October 31, 2000, undistributed net investment income was increased by $34,864,630, undistributed net realized gains decreased by $138,000,000 and paid in capital increased by $103,135,370 as a result of book/tax differences due to utilization of a portion of the proceeds from redemptions as distributions for federal income tax purposes and net operating loss reclassifications. Net assets of the Fund were unaffected by the reclassification discussed above.

C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. Expenses -- Distribution expenses and certain transfer agency expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.80% of the first $150 million of the Fund's average daily net assets, plus 0.625% of the Fund's average daily net assets in excess of $150 million. AIM has agreed to waive advisory fees payable by the Fund to AIM at the annual rate of 0.025% for each $5 billion increment in net assets over $5 billion, up to a maximum waiver of 0.175% on net assets in excess of $35 billion.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2000, AIM was paid $233,230 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. For the year ended October 31, 2000, AFS was paid $2,659,331 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended October 31, 2000, the Class A, Class B and Class C shares paid AIM Distributors $10,092,087, $1,809,368 and $565,638, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $2,075,726 from sales of the Class A shares of the Fund during the year ended October 31, 2000. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 2000, AIM Distributors received $55,615 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.
  During the year ended October 31, 2000, the Fund paid legal fees of $10,333 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

For the year ended October 31, 2000, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $58,779 and reductions in custodian fees of $114,583 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $173,362.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 2000, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities.
  At October 31, 2000, securities with an aggregate value of $227,103,501 were on loan to brokers. The loans were secured by cash collateral of $231,645,571 received by the Fund. For the year ended October 31, 2000, the Fund received fees of $643,001 for securities lending.

NOTE 7-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 2000 was $3,988,340,688 and $3,252,464,051, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 2000 is as follows:

Aggregate unrealized appreciation of investment securities    $1,563,292,941
----------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities    (134,915,538)
============================================================================
Net unrealized appreciation of investment securities          $1,428,377,403
____________________________________________________________________________
============================================================================
Cost of investments for tax purposes is $3,491,904,682.

NOTE 8-SHARE INFORMATION*

Changes in shares outstanding during the years ended October 31, 2000 and 1999 were as follows:

                                                                          2000                              1999
                                                              -----------------------------    ------------------------------
                                                                SHARES           AMOUNT          SHARES           AMOUNT
                                                              -----------    --------------    -----------    ---------------
Sold:
  Class A                                                     204,998,037    $1,165,506,524     20,202,014    $   945,046,848
-----------------------------------------------------------------------------------------------------------------------------
  Class B**                                                    21,294,813       379,822,496        515,321         25,493,142
-----------------------------------------------------------------------------------------------------------------------------
  Class C**                                                     6,866,314       122,159,297        137,866          6,796,692
=============================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                       5,280,778       297,990,645        522,585         23,265,335
-----------------------------------------------------------------------------------------------------------------------------
  Class B**                                                        72,296         4,045,318             --                 --
-----------------------------------------------------------------------------------------------------------------------------
  Class C**                                                        19,260         1,076,149             --                 --
=============================================================================================================================
Reacquired:
  Class A                                                     (19,341,399)     (800,067,196)   (35,925,286)    (1,666,267,812)
-----------------------------------------------------------------------------------------------------------------------------
  Class B**                                                    (1,179,153)      (40,541,212)       (64,363)        (3,185,537)
-----------------------------------------------------------------------------------------------------------------------------
  Class C**                                                      (351,490)      (10,695,534)       (14,649)          (739,975)
=============================================================================================================================
                                                              217,659,456    $1,119,296,487    (14,626,512)   $  (669,591,307)
_____________________________________________________________________________________________________________________________
=============================================================================================================================

* Shares have been restated to reflect a 4 for 1 stock split, effected in the form of a 300% stock dividend, on July 14, 2000.
** Class B shares and Class C shares commenced sales on March 1, 1999.

NOTE 9-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                          CLASS A(a)
                                                              ------------------------------------------------------------------
                                                                                    YEAR ENDED OCTOBER 31,
                                                              ------------------------------------------------------------------
                                                                 2000          1999          1998          1997          1996
                                                              ----------    ----------    ----------    ----------    ----------
Net asset value, beginning of period                          $    13.90    $    10.04    $    12.49    $    11.23    $    10.03
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                     (0.13)        (0.09)        (0.08)        (0.06)        (0.08)
--------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    11.08          4.05         (1.93)         1.90          1.52
================================================================================================================================
    Total from investment operations                               10.95          3.96         (2.01)         1.84          1.44
================================================================================================================================
Less distributions:
  Distributions from net realized gains                            (6.44)        (0.10)        (0.44)        (0.58)        (0.24)
================================================================================================================================
Net asset value, end of period                                $    18.41    $    13.90    $    10.04    $    12.49    $    11.23
________________________________________________________________________________________________________________________________
================================================================================================================================
Total return(b)                                                    47.53%        39.73%       (16.36)%       17.35%        14.77%
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $4,444,515    $2,808,451    $2,638,038    $3,864,257    $2,750,564
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratio of expenses to average net assets                             1.04%(c)      1.09%         1.06%         1.06%         1.11%
================================================================================================================================
Ratio of net investment income (loss) to average net assets        (0.77)%(c)    (0.69)%       (0.64)%       (0.65)%       (0.76)%
________________________________________________________________________________________________________________________________
================================================================================================================================
Portfolio turnover rate                                               79%           75%           69%           73%           79%
________________________________________________________________________________________________________________________________
================================================================================================================================

(a) Per share information and shares have been restated to reflect a 4 for 1 stock split, effected in the form of a 300% stock dividend, on July 14, 2000.
(b) Does not include sales charges.
(c) Ratios are based on average daily net assets of $4,036,834,917.

                                                                        CLASS B(a)
                                                              ------------------------------
                                                                              MARCH 1, 1999
                                                                               (DATE SALES
                                                              YEAR ENDED        COMMENCED)
                                                              OCTOBER 31,     TO OCTOBER 31,
                                                                 2000              1999
                                                              -----------     --------------
Net asset value, beginning of period                           $  13.81          $ 10.85
--------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.29)           (0.07)
--------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   11.04             3.03
============================================================================================
    Total from investment operations                              10.75             2.96
============================================================================================
Less distributions:
  Distributions from net realized gains                           (6.44)              --
============================================================================================
Net asset value, end of period                                 $  18.12          $ 13.81
____________________________________________________________________________________________
============================================================================================
Total return(b)                                                   46.29%           27.27%
____________________________________________________________________________________________
============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $374,010          $24,914
____________________________________________________________________________________________
============================================================================================
Ratio of expenses to average net assets                            1.86%(c)         2.08%(d)
============================================================================================
Ratio of net investment income (loss) to average net assets       (1.59)%(c)       (1.68)%(d)
____________________________________________________________________________________________
============================================================================================
Portfolio turnover rate                                              79%              75%
____________________________________________________________________________________________
============================================================================================

(a) Per share information and shares have been restated to reflect a 4 for 1 stock split, effected in the form of a 300% stock dividend, on July 14, 2000.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are based on average daily net assets of $180,936,805.
(d) Annualized.

                                                                        CLASS C(a)
                                                              ------------------------------
                                                                              MARCH 1, 1999
                                                                               (DATE SALES
                                                              YEAR ENDED        COMMENCED)
                                                              OCTOBER 31,     TO OCTOBER 31,
                                                                 2000              1999
                                                              -----------     --------------
Net asset value, beginning of period                           $  13.81          $ 10.85
--------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.29)           (0.07)
--------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   11.03             3.03
============================================================================================
    Total from investment operations                              10.74             2.96
============================================================================================
Less distributions:
  Distributions from net realized gains                           (6.44)              --
============================================================================================
Net asset value, end of period                                 $  18.11          $ 13.81
____________________________________________________________________________________________
============================================================================================
Total return(b)                                                   46.21%           27.27%
____________________________________________________________________________________________
============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $120,591          $ 6,807
____________________________________________________________________________________________
============================================================================================
Ratio of expenses to average net assets                            1.86%(c)         2.08%(d)
============================================================================================
Ratio of net investment income (loss) to average net assets       (1.59)%(c)       (1.68)%(d)
____________________________________________________________________________________________
============================================================================================
Portfolio turnover rate                                              79%              75%
____________________________________________________________________________________________
============================================================================================

(a) Per share information and shares have been restated to reflect a 4 for 1 stock split, effected in the form of a 300% stock dividend, on July 14, 2000.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are based on average daily net assets of $56,563,818.
(d) Annualized.

                       INDEPENDENT AUDITORS' REPORT

                       To the Shareholders and Board of Trustees
                       AIM Equity Funds:

                       We have audited the accompanying statements of assets and liabilities of AIM Blue Chip Fund (a portfolio of AIM Equity Funds), including the schedule of investments, as of October 31, 2000, the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the periods in the four-year period then ended, the one month period ended October 31, 1996, and the year ended September 30, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

                       We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                       In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Blue Chip Fund as of October 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the four-year period then ended, the one-month period ended October 31, 1996, and the year ended September 30, 1996 in conformity with accounting principles generally accepted in the United States of America.

                       /s/ KPMG LLP

                       December 6, 2000
                       Houston, Texas

SCHEDULE OF INVESTMENTS

October 31, 2000

                                                     MARKET
                                     SHARES          VALUE
COMMON STOCKS & OTHER EQUITY
  INTERESTS-92.79%

AIRLINES-0.25%

Delta Air Lines, Inc.                  350,000   $   16,537,500
===============================================================
BANKS (MAJOR REGIONAL)-1.34%
Fifth Third Bancorp                    825,000       42,384,375
---------------------------------------------------------------
State Street Corp.                     375,000       46,777,500
===============================================================
                                                     89,161,875
===============================================================

BANKS (MONEY CENTER)-1.32%

Chase Manhattan Corp. (The)          1,925,000       87,587,500
===============================================================

BEVERAGES (NON-ALCOHOLIC)-0.41%

Coca-Cola Co. (The)                    450,000       27,168,750
===============================================================

BIOTECHNOLOGY-1.64%

Amgen Inc.(a)                        1,875,000      108,632,812
===============================================================

BROADCASTING (TELEVISION, RADIO &
  CABLE)-1.40%

AT&T Corp.-Liberty Media
  Corp.-Class A                      3,000,000       54,000,000
---------------------------------------------------------------
Comcast Corp.-Class A(a)               950,000       38,712,500
===============================================================
                                                     92,712,500
===============================================================

CHEMICALS-0.83%

Air Products & Chemicals, Inc.         800,000       29,850,000
---------------------------------------------------------------
Du Pont (E.I.) de Nemours & Co.        550,000       24,956,250
===============================================================
                                                     54,806,250
===============================================================

COMMUNICATIONS EQUIPMENT-5.94%

ADC Telecommunications, Inc.(a)      1,150,000       24,581,250
---------------------------------------------------------------
Comverse Technology, Inc.(a)           470,000       52,522,500
---------------------------------------------------------------
JDS Uniphase Corp.(a)                1,200,000       97,650,000
---------------------------------------------------------------
Nokia Oyj-ADR (Finland)              1,500,000       64,125,000
---------------------------------------------------------------
Nortel Networks Corp. (Canada)       3,400,000      154,700,000
===============================================================
                                                    393,578,750
===============================================================

COMPUTERS (HARDWARE)-3.98%

Gateway, Inc.(a)                       550,000       28,385,500
---------------------------------------------------------------
International Business Machines
  Corp.                                475,000       46,787,500
---------------------------------------------------------------
Sun Microsystems, Inc.(a)            1,700,000      188,487,500
===============================================================
                                                    263,660,500
===============================================================

COMPUTERS (NETWORKING)-3.70%

Cisco Systems, Inc.(a)               4,550,000      245,131,250
===============================================================

COMPUTERS (PERIPHERALS)-2.95%

EMC Corp.(a)                         2,200,000      195,937,500
===============================================================

COMPUTERS (SOFTWARE &
  SERVICES)-7.75%

America Online, Inc.(a)              1,125,000       56,733,750
---------------------------------------------------------------
Microsoft Corp.(a)                   2,000,000      137,750,000
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
COMPUTERS (SOFTWARE & SERVICES)-(CONTINUED)

Oracle Corp.(a)                      4,200,000   $  138,600,000
---------------------------------------------------------------
VERITAS Software Corp.(a)            1,100,000      155,117,187
---------------------------------------------------------------
Yahoo! Inc.(a)                         435,000       25,501,875
===============================================================
                                                    513,702,812
===============================================================

ELECTRIC COMPANIES-0.72%

Duke Power Co.                         362,500       31,333,594
---------------------------------------------------------------
Edison International                   700,000       16,712,500
===============================================================
                                                     48,046,094
===============================================================

ELECTRICAL EQUIPMENT-6.62%

General Electric Co.                 6,341,400      347,587,987
---------------------------------------------------------------
Sanmina Corp.(a)                       800,000       91,450,000
===============================================================
                                                    439,037,987
===============================================================

ELECTRONICS
  (SEMICONDUCTORS)-3.01%

Intel Corp.                          1,250,000       56,250,000
---------------------------------------------------------------
PMC-Sierra, Inc. (Canada)(a)           185,000       31,357,500
---------------------------------------------------------------
Texas Instruments Inc.                 700,000       34,343,750
---------------------------------------------------------------
Xilinx, Inc.(a)                      1,075,000       77,870,312
===============================================================
                                                    199,821,562
===============================================================

ENTERTAINMENT-2.23%

Time Warner Inc.                     1,050,000       79,705,500
---------------------------------------------------------------
Viacom Inc.-Class B(a)               1,200,000       68,250,000
===============================================================
                                                    147,955,500
===============================================================

EQUIPMENT (SEMICONDUCTOR)-0.60%

Applied Materials, Inc.(a)             750,000       39,843,750
===============================================================

FINANCIAL (DIVERSIFIED)-6.02%

American Express Co.                 1,575,000       94,500,000
---------------------------------------------------------------
Citigroup Inc.                       3,150,000      165,768,750
---------------------------------------------------------------
Fannie Mae                           1,100,000       84,700,000
---------------------------------------------------------------
Freddie Mac                            900,000       54,000,000
===============================================================
                                                    398,968,750
===============================================================

HEALTH CARE (DIVERSIFIED)-1.27%

American Home Products Corp.           675,000       42,862,500
---------------------------------------------------------------
Johnson & Johnson                      450,000       41,456,250
===============================================================
                                                     84,318,750
===============================================================

HEALTH CARE (DRUGS-MAJOR
  PHARMACEUTICALS)-9.16%

Allergan, Inc.                       1,200,000      100,875,000
---------------------------------------------------------------
Merck & Co., Inc.                      800,000       71,950,000
---------------------------------------------------------------
Pfizer Inc.                          5,450,000      235,371,875
---------------------------------------------------------------
Pharmacia Corp.                      2,025,000      111,375,000
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
HEALTH CARE (DRUGS-MAJOR
  PHARMACEUTICALS)-(CONTINUED)

Schering-Plough Corp.                1,700,000   $   87,868,750
===============================================================
                                                    607,440,625
===============================================================

HEALTH CARE (MEDICAL PRODUCTS &
  SUPPLIES)-2.24%

Medtronic, Inc.                      1,975,000      107,267,187
---------------------------------------------------------------
PE Corp-PE Biosystems Group            350,000       40,950,000
===============================================================
                                                    148,217,187
===============================================================

HOUSEHOLD PRODUCTS (NON-DURABLES)-0.66%

Colgate-Palmolive Co.                  750,000       44,070,000
===============================================================

INSURANCE (MULTI-LINE)-2.66%

American International Group,
  Inc.                               1,800,000      176,400,000
===============================================================

INVESTMENT
  BANKING/BROKERAGE-2.99%

Merrill Lynch & Co., Inc.            1,000,000       70,000,000
---------------------------------------------------------------
Morgan Stanley Dean Witter & Co.     1,600,000      128,500,000
===============================================================
                                                    198,500,000
===============================================================

MANUFACTURING (DIVERSIFIED)-4.01%

Tyco International Ltd. (Bermuda)    3,700,000      209,743,750
---------------------------------------------------------------
United Technologies Corp.              800,000       55,850,000
===============================================================
                                                    265,593,750
===============================================================

NATURAL GAS-1.70%

El Paso Energy Corp.                   650,000       40,746,875
---------------------------------------------------------------
Enron Corp.                            875,000       71,804,688
===============================================================
                                                    112,551,563
===============================================================

OIL & GAS (DRILLING & EQUIPMENT)-1.15%

Halliburton Co.                        875,000       32,429,688
---------------------------------------------------------------
Schlumberger Ltd.                      575,000       43,771,875
===============================================================
                                                     76,201,563
===============================================================

OIL (INTERNATIONAL
  INTEGRATED)-2.95%

Exxon Mobil Corp.                    1,825,000      162,767,188
---------------------------------------------------------------
Royal Dutch Petroleum Co.-ADR-New
  York Shares (Netherlands)            550,000       32,656,250
===============================================================
                                                    195,423,438
===============================================================

PAPER & FOREST PRODUCTS-0.29%

Bowater Inc.                           350,000       18,943,750
===============================================================

POWER PRODUCERS
  (INDEPENDENT)-0.42%

Calpine Corp.(a)                       355,000       28,022,813
===============================================================

                                                     MARKET
                                     SHARES          VALUE

RAILROADS-0.28%

Canadian National Railway Co.
  (Canada)                             600,000   $   18,900,000
===============================================================

RETAIL (BUILDING SUPPLIES)-1.62%

Home Depot, Inc. (The)               2,500,000      107,500,000
===============================================================

RETAIL (FOOD CHAINS)-1.18%

Safeway Inc.(a)                      1,425,000       77,929,688
===============================================================

RETAIL (GENERAL
  MERCHANDISE)-3.19%

Costco Wholesale Corp.(a)            1,300,000       47,612,500
---------------------------------------------------------------
Target Corp.                         2,200,000       60,775,000
---------------------------------------------------------------
Wal-Mart Stores, Inc.                2,275,000      103,228,125
===============================================================
                                                    211,615,625
===============================================================

SERVICES
  (ADVERTISING/MARKETING)-0.65%

Interpublic Group of Companies,
  Inc. (The)                         1,000,000       42,937,500
===============================================================

SERVICES (DATA PROCESSING)-1.71%

First Data Corp.                     1,325,000       66,415,625
---------------------------------------------------------------
Fiserv, Inc.(a)                        900,000       47,193,750
===============================================================
                                                    113,609,375
===============================================================

TELECOMMUNICATIONS (CELLULAR/
  WIRELESS)-1.16%

Vodafone Airtouch PLC-ADR (United
  Kingdom)                           1,800,000       76,612,500
===============================================================

TELECOMMUNICATIONS (LONG
  DISTANCE)-0.45%

WorldCom, Inc.(a)                    1,250,000       29,687,500
===============================================================

TELEPHONE-2.34%

BellSouth Corp.                        700,000       33,818,750
---------------------------------------------------------------
SBC Communications Inc.              2,100,000      121,143,750
===============================================================
                                                    154,962,500
===============================================================
    Total Common Stocks & Other
      Equity Interests (Cost
      $4,395,745,182)                             6,151,729,769
===============================================================

MONEY MARKET FUNDS-6.81%

STIC Liquid Assets Portfolio(b)    225,743,493      225,743,493
---------------------------------------------------------------
STIC Prime Portfolio(b)            225,743,493      225,743,493
===============================================================
    Total Money Market Funds
      (Cost $451,486,986)                           451,486,986
===============================================================
TOTAL INVESTMENTS-99.60% (Cost
  $4,847,232,168)                                 6,603,216,755
===============================================================
OTHER ASSETS LESS
  LIABILITIES-0.40%                                  26,572,233
===============================================================
NET ASSETS-100.00%                               $6,629,788,988
_______________________________________________________________
===============================================================

Investment Abbreviation:

ADR - American Depositary Receipt

Notes to Schedule of Investments:

(a)Non-income producing security.
(b)The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2000

ASSETS:

Investments, at market value (cost
  $4,847,232,168)                              $6,603,216,755
-------------------------------------------------------------
Receivables for:
  Investments sold                                 35,680,271
-------------------------------------------------------------
  Fund shares sold                                 29,699,243
-------------------------------------------------------------
  Dividends and interest                            3,794,604
-------------------------------------------------------------
Collateral for securities loaned                  175,209,900
-------------------------------------------------------------
Investment for deferred compensation plan              43,677
=============================================================
    Total assets                                6,847,644,450
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                            26,918,854
-------------------------------------------------------------
  Collateral upon return of securities loaned     175,209,900
-------------------------------------------------------------
  Fund shares reacquired                            6,601,695
-------------------------------------------------------------
  Deferred compensation plan                           43,677
-------------------------------------------------------------
Accrued advisory fees                               3,412,139
-------------------------------------------------------------
Accrued administrative services fees                   25,814
-------------------------------------------------------------
Accrued distribution fees                           4,231,844
-------------------------------------------------------------
Accrued trustees' fees                                  1,462
-------------------------------------------------------------
Accrued transfer agent fees                         1,155,715
-------------------------------------------------------------
Accrued operating expenses                            254,362
=============================================================
    Total liabilities                             217,855,462
_____________________________________________________________
=============================================================
Net assets applicable to shares outstanding    $6,629,788,988
_____________________________________________________________
=============================================================

NET ASSETS:

Class A                                        $3,163,453,384
_____________________________________________________________
=============================================================
Class B                                        $2,746,149,137
_____________________________________________________________
=============================================================
Class C                                        $  720,186,467
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE:

Class A                                           182,934,983
_____________________________________________________________
=============================================================
Class B                                           162,812,031
_____________________________________________________________
=============================================================
Class C                                            42,703,660
_____________________________________________________________
=============================================================
Class A:
  Net asset value and redemption price per
    share                                      $        17.29
-------------------------------------------------------------
  Offering price per share:
    (Net asset value of $17.29 divided by
      94.50%)                                  $        18.30
_____________________________________________________________
=============================================================
Class B:
  Net asset value and offering price per
    share                                      $        16.87
_____________________________________________________________
=============================================================
Class C:
  Net asset value and offering price per
    share                                      $        16.86
_____________________________________________________________
=============================================================

STATEMENT OF OPERATIONS

For the year ended October 31, 2000

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $313,610)                                    $  33,420,380
------------------------------------------------------------
Dividends from affiliated money market funds      17,441,323
------------------------------------------------------------
Interest                                             203,770
------------------------------------------------------------
Security lending income                               73,892
============================================================
    Total investment income                       51,139,365
============================================================

EXPENSES:

Advisory fees                                     36,923,601
------------------------------------------------------------
Administrative services fees                         280,996
------------------------------------------------------------
Custodian fees                                       370,411
------------------------------------------------------------
Distribution fees -- Class A                       9,983,123
------------------------------------------------------------
Distribution fees -- Class B                      24,298,215
------------------------------------------------------------
Distribution fees -- Class C                       5,556,340
------------------------------------------------------------
Transfer agent fees -- Class A                     4,370,413
------------------------------------------------------------
Transfer agent fees -- Class B                     4,794,034
------------------------------------------------------------
Transfer agent fees -- Class C                     1,096,265
------------------------------------------------------------
Trustees' fees                                        18,457
------------------------------------------------------------
Other                                              2,515,283
============================================================
    Total expenses                                90,207,138
============================================================
Less: Fees waived                                    (70,387)
------------------------------------------------------------
   Expenses paid indirectly                         (100,040)
============================================================
    Net expenses                                  90,036,711
============================================================
Net investment income (loss)                     (38,897,346)
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES, FOREIGN CURRENCIES,
  FUTURES CONTRACTS AND OPTION CONTRACTS

Net realized gain (loss) from:
  Investment securities                         (180,875,648)
------------------------------------------------------------
  Foreign currencies                                (302,282)
------------------------------------------------------------
  Futures contracts                                 (959,165)
------------------------------------------------------------
  Option contracts written                       (10,334,450)
============================================================
                                                (192,471,545)
============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                          712,308,699
------------------------------------------------------------
  Foreign currencies                                 (11,728)
------------------------------------------------------------
  Futures contracts                               (1,817,529)
------------------------------------------------------------
  Option contracts written                         3,165,156
============================================================
                                                 713,644,598
============================================================
  Net gain from investment securities,
    foreign currencies, futures contracts and
    option contracts                             521,173,053
============================================================
Net increase in net assets resulting from
  operations                                   $ 482,275,707
____________________________________________________________
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 2000 and 1999

                                                                   2000              1999
                                                              --------------    --------------
OPERATIONS:

  Net investment income (loss)                                $  (38,897,346)   $  (10,379,871)
----------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies, futures contracts and option
    contracts                                                   (192,471,545)      (35,834,384)
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities, foreign currencies, futures contracts and
    option contracts                                             713,644,598       756,524,720
==============================================================================================
    Net increase in net assets resulting from operations         482,275,707       710,310,465
==============================================================================================
Distributions to shareholders from net investment income:
  Class A                                                                 --          (776,772)
----------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Class A                                                                 --        (3,128,249)
----------------------------------------------------------------------------------------------
  Class B                                                                 --        (2,256,383)
----------------------------------------------------------------------------------------------
  Class C                                                                 --          (293,473)
----------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                        608,764,340       830,315,460
----------------------------------------------------------------------------------------------
  Class B                                                        660,832,200       866,521,395
----------------------------------------------------------------------------------------------
  Class C                                                        337,243,562       220,917,321
==============================================================================================
    Net increase in net assets                                 2,089,115,809     2,621,609,764
==============================================================================================

NET ASSETS:

  Beginning of year                                            4,540,673,179     1,919,063,415
==============================================================================================
  End of year                                                 $6,629,788,988    $4,540,673,179
______________________________________________________________________________________________
==============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $5,107,761,635    $3,540,120,284
----------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                        (106,761)          (97,169)
----------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies, futures contracts and
    option contracts                                            (233,836,669)      (41,676,121)
----------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currencies, futures contracts and option contracts         1,755,970,783     1,042,326,185
==============================================================================================
                                                              $6,629,788,988    $4,540,673,179
______________________________________________________________________________________________
==============================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 2000

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Blue Chip Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eleven separate portfolios, each having an unlimited number of shares of beneficial interest. Prior to June 17, 2000, the Fund was organized as a series portfolio of AIM Equity Funds, Inc. At a meeting held on February 3, 2000, the Board of Directors of AIM Equity Funds, Inc. approved an Agreement and Plan of Reorganization (the "Reorganization") which reorganized the Fund as a series portfolio of the Trust. Shareholders of the Fund approved the Reorganization at a meeting held on June 16, 2000. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital with a secondary objective of current income.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.
B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
     On October 31, 2000, undistributed net investment income was increased by $38,887,754, undistributed net realized gains increased by $310,997 and paid in capital decreased by $39,198,751 as a result of differing book/tax treatment of foreign currency transactions and net operating loss reclassifications. Net assets of the Fund were unaffected by the reclassification discussed above.
C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.
D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
     The Fund has a capital loss carryforward of $224,125,606 as of October 31, 2000 which may be carried forward to offset future taxable gains, if any, which expires, if not previously utilized, in the year 2008.
E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
G. Covered Call Options -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
     A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.
H. Futures Contracts -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in value of the contracts may not correlate with changes in the value of the securities being hedged.
I. Expenses -- Distribution expenses and certain transfer agency expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the first $350 million of the Fund's average daily net assets, plus 0.625% of the Fund's average daily net assets in excess of $350 million. AIM has agreed to waive advisory fees payable by the Fund to AIM at the annual rate of 0.025% for each $5 billion increment in net assets over $5 billion, up to a maximum waiver of 0.175% on net assets in excess of $35 billion. During the year ended October 31, 2000, AIM waived fees of $70,387.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2000, AIM was paid $280,996 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. For the year ended October 31, 2000, AFS was paid $5,597,222 for such services.

  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended October 31, 2000, the Class A, Class B and Class C shares paid AIM Distributors $9,983,123, $24,298,215 and $5,556,340, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $2,876,209 from sales of the Class A shares of the Fund during the year ended October 31, 2000. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 2000, AIM Distributors received $197,230 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.
  During the year ended October 31, 2000, the Fund paid legal fees of $12,798 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

For the year ended October 31, 2000, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $78,129 and reductions in custodian fees of $21,911 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $100,040.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 2000, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities.
  At October 31, 2000, securities with an aggregate value of $170,706,450 were on loan to brokers. The loans were secured by cash collateral of $175,209,900 received by the Fund. For the year ended October 31, 2000, the Fund received fees of $73,892 for securities lending.

NOTE 7-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 2000 was $2,695,331,056 and $1,214,890,041, respectively.
The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 2000 is as follows:

Aggregate unrealized appreciation of
  investment securities                     $1,874,199,000
----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                       (127,925,379)
==========================================================
Net unrealized appreciation of investment
  securities                                $1,746,273,621
__________________________________________________________
==========================================================
Cost of investments for tax purposes is $4,856,943,134.

NOTE 8-CALL OPTION CONTRACTS

Transactions in call options written during the year ended October 31, 2000 are summarized as follows:

                                    CALL OPTION CONTRACTS
                                    ----------------------
                                    NUMBER OF    PREMIUMS
                                    CONTRACTS    RECEIVED
                                    ---------   ----------
Beginning of year                     4,858     $5,063,081
----------------------------------------------------------
Closed                               (4,858)    (5,063,081)
==========================================================
End of year                              --     $       --
__________________________________________________________
==========================================================

NOTE 9-SHARE INFORMATION

Changes in shares outstanding during the years ended October 31, 2000 and 1999 were as follows:

                                                                          2000                             1999
                                                              -----------------------------    -----------------------------
                                                                SHARES           AMOUNT          SHARES           AMOUNT
                                                              -----------    --------------    -----------    --------------
Sold:
  Class A                                                     148,715,420    $1,263,107,272     31,555,257    $1,348,329,456
----------------------------------------------------------------------------------------------------------------------------
  Class B                                                     129,401,524       992,150,930     24,939,694     1,053,306,393
----------------------------------------------------------------------------------------------------------------------------
  Class C                                                      37,286,271       429,625,653      6,902,119       292,602,692
----------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Class A                                                              --                --         93,903         3,711,997
----------------------------------------------------------------------------------------------------------------------------
  Class B                                                              --                --         54,813         2,141,056
----------------------------------------------------------------------------------------------------------------------------
  Class C                                                              --                --          7,197           281,069
----------------------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                     (15,253,996)     (654,342,932)   (12,216,671)     (521,725,993)
----------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (8,016,409)     (331,318,730)    (4,443,246)     (188,926,054)
----------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (2,250,850)      (92,382,091)    (1,692,129)      (71,966,440)
============================================================================================================================
                                                              289,881,960    $1,606,840,102     45,200,937    $1,917,754,176
____________________________________________________________________________________________________________________________
============================================================================================================================

NOTE 10-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                               CLASS A(a)
                                        -----------------------------------------------------------------------------------------
                                                      YEAR ENDED OCTOBER 31,                  OCTOBER 1, 1996 TO     YEAR ENDED
                                        --------------------------------------------------       OCTOBER 31,        SEPTEMBER 30,
                                           2000          1999        1998(b)      1997(b)            1996               1996
                                        ----------    ----------    ----------    --------    ------------------    -------------
Net asset value, beginning of period    $    15.49    $    12.05    $    10.32    $   8.69         $   8.52           $   7.94
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)               (0.05)         0.01          0.04        0.06               --               0.11
---------------------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both
    realized and unrealized)                  1.85          3.47          1.92        2.31             0.17               1.54
=================================================================================================================================
    Total from investment operations          1.80          3.48          1.96        2.37             0.17               1.65
=================================================================================================================================
Less distributions:
  Dividends from net investment income          --         (0.01)        (0.02)      (0.02)              --              (0.07)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized
    gains                                       --         (0.03)        (0.21)      (0.72)              --              (1.00)
=================================================================================================================================
    Total distributions                         --         (0.04)        (0.23)      (0.74)              --              (1.07)
=================================================================================================================================
Net asset value, end of period          $    17.29    $    15.49    $    12.05    $  10.32         $   8.69           $   8.52
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                              11.60%        29.01%        19.36%      29.68%            2.04%             22.39%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                              $3,163,453    $2,299,551    $1,085,648    $498,178         $120,448           $106,415
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net
  assets:
  With fee waivers                            1.19%(d)       1.19%        1.22%       1.31%            1.30%(e)           1.26%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                         1.19%(d)       1.19%        1.22%       1.32%            1.37%(e)           1.26%
=================================================================================================================================
Ratio of net investment income (loss)
  to average net assets                      (0.31)%(d)       0.03%       0.33%       0.50%            0.12%(e)           0.53%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                         22%           22%           27%         43%              10%                58%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Per share information and shares have been restated to reflect a 3 for 1 stock split, effected in the form of a 200% stock dividend, on September 8, 2000.
(b) Calculated using average shares outstanding.
(c) Does not include sales charges and is not annualized for periods less than one year.
(d) Ratios are based on average daily net assets of $2,852,320,679.
(e) Annualized.

                                                                                       CLASS B(a)
                                                       --------------------------------------------------------------------------
                                                                                                              OCTOBER 1, 1996
                                                                    YEAR ENDED OCTOBER 31,                 (DATE SALES COMMENCED)
                                                       ------------------------------------------------        TO OCTOBER 31,
                                                        2000(b)       1999(b)        1998      1997(b)              1996
                                                       ----------    ----------    --------    --------    ----------------------
Net asset value, beginning of period                   $    15.22    $    11.91    $  10.25    $   8.69            $ 8.52
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                              (0.17)        (0.10)      (0.04)      (0.01)               --
---------------------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and
    unrealized)                                              1.82          3.44        1.91        2.30              0.17
=================================================================================================================================
    Total from investment operations                         1.65          3.34        1.87        2.29              0.17
=================================================================================================================================
Less distributions:
  Dividends from net investment income                         --            --          --       (0.01)               --
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                        --         (0.03)      (0.21)      (0.72)               --
=================================================================================================================================
    Total distributions                                        --         (0.03)      (0.21)      (0.73)               --
=================================================================================================================================
Net asset value, end of period                         $    16.87    $    15.22    $  11.91    $  10.25            $ 8.69
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                             10.87%        28.08%      18.52%      28.81%             2.00%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)               $2,746,149    $1,891,171    $745,862    $264,337            $8,101
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                           1.88%(d)       1.91%      1.94%       2.10%             2.01%(e)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                        1.88%(d)       1.91%      1.94%       2.12%             2.08%(e)
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                    (1.00)%(d)      (0.68)%    (0.38)%    (0.28)%           (0.58)%(e)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                        22%           22%         27%         43%               10%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)Per share information and shares have been restated to reflect a 3 for 1 stock split, effected in the form of a 200% stock dividend, on September 8, 2000.
(b)Calculated using average shares outstanding.
(c)Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(d)Ratios are based on average daily net assets of $2,429,821,489.
(e)Annualized.

                                                                                     CLASS C(a)
                                                              ---------------------------------------------------------
                                                                                                     AUGUST 4, 1997
                                                                  YEAR ENDED OCTOBER 31,         (DATE SALES COMMENCED)
                                                              -------------------------------        TO OCTOBER 31,
                                                              2000(b)     1999(b)     1998(b)           1997(b)
                                                              --------    --------    -------    ----------------------
Net asset value, beginning of period                          $  15.21    $  11.91    $10.25             $10.57
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.17)      (0.10)    (0.04)                --
-----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   1.82        3.43      1.91              (0.32)
=======================================================================================================================
    Total from investment operations                              1.65        3.33      1.87              (0.32)
=======================================================================================================================
Less distributions:
  Distributions from net realized gains                             --       (0.03)    (0.21)                --
=======================================================================================================================
Net asset value, end of period                                $  16.86    $  15.21    $11.91             $10.25
_______________________________________________________________________________________________________________________
=======================================================================================================================
Total return(c)                                                  10.82%      28.09%    18.52%             (3.06)%
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $720,186    $349,951    $87,554            $3,947
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                1.88%(d)     1.90%    1.94%              2.10%(e)
-----------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                             1.88%(d)     1.90%    1.94%              2.12%(e)
=======================================================================================================================
Ratio of net investment income (loss) to average net assets      (1.00)%(d)    (0.68)%  (0.38)%           (0.28)%(e)
_______________________________________________________________________________________________________________________
=======================================================================================================================
Portfolio turnover rate                                             22%         22%       27%                43%
_______________________________________________________________________________________________________________________
=======================================================================================================================

(a) Per share information and shares have been restated to reflect a 3 for 1 stock split, effected in the form of a 200% stock dividend, on September 8, 2000.
(b) Calculated using average shares outstanding.
(c) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(d) Ratios are based on average daily net assets of $555,634,002.
(e) Annualized.

                       INDEPENDENT AUDITORS' REPORT

                       To the Shareholders and Board of Trustees
                       AIM Equity Funds:

                       We have audited the accompanying statement of assets and liabilities of AIM Capital Development Fund (a series portfolio of AIM Equity Funds), including the schedule of investments, as of October 31, 2000, the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the periods in the four-year period then ended and the period June 17, 1996 (date operations commenced) through October 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
                         We conducted our audits in accordance with auditing
                       standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
                         In our opinion, the financial statements and financial
                       highlights referred to above present fairly, in all material respects, the financial position of the AIM Capital Development Fund as of October 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods in the four-year period then ended and the period June 17, 1996 (date operations commenced) through October 31, 1996, in conformity with accounting principles generally accepted in the United States of America.

                       /s/ KPMG LLP

                       December 6, 2000
                       Houston, Texas

SCHEDULE OF INVESTMENTS

October 31, 2000

                                                     MARKET
                                      SHARES         VALUE

COMMON STOCKS & OTHER EQUITY
  INTERESTS-93.30%

AGRICULTURAL PRODUCTS-1.12%

Monsanto Co.(a)                        640,000   $   16,320,000
===============================================================

BANKS (REGIONAL)-2.39%

North Fork Bancorp., Inc.              696,400       14,058,575
---------------------------------------------------------------
UCBH Holdings, Inc.                    100,000        3,637,500
---------------------------------------------------------------
Zions Bancorp.                         300,000       17,231,250
===============================================================
                                                     34,927,325
===============================================================

BEVERAGES (ALCOHOLIC)-0.41%

Constellation Brands, Inc.-Class
  A(a)                                 121,800        5,937,750
===============================================================

BROADCASTING (TELEVISION, RADIO &
  CABLE)-0.89%

Cox Radio, Inc.-Class A(a)             300,000        6,825,000
---------------------------------------------------------------
Entercom Communications Corp.(a)       100,000        3,918,750
---------------------------------------------------------------
Hispanic Broadcasting Corp.(a)          70,000        2,187,500
===============================================================
                                                     12,931,250
===============================================================

COMMUNICATIONS EQUIPMENT-2.05%

ADTRAN, Inc.(a)                         89,600        3,404,800
---------------------------------------------------------------
Dycom Industries, Inc.(a)              157,700        5,933,462
---------------------------------------------------------------
Efficient Networks, Inc.(a)            187,500        7,866,211
---------------------------------------------------------------
Neon Communications, Inc.(a)            71,100          857,644
---------------------------------------------------------------
Scientific-Atlanta, Inc.               173,500       11,873,906
===============================================================
                                                     29,936,023
===============================================================

COMPUTERS (NETWORKING)-0.49%

Cabletron Systems, Inc.(a)             264,800        7,182,700
===============================================================

COMPUTERS (PERIPHERALS)-1.52%

QLogic Corp.(a)                        152,200       14,725,350
---------------------------------------------------------------
SanDisk Corp.(a)                       140,000        7,522,812
===============================================================
                                                     22,248,162
===============================================================

COMPUTERS (SOFTWARE &
  SERVICES)-10.14%

Affiliated Computer Services,
  Inc.-Class A(a)                      230,000       12,808,125
---------------------------------------------------------------
Cadence Design Systems, Inc.(a)        523,400       13,444,837
---------------------------------------------------------------
Dendrite International, Inc.(a)        382,700        8,323,725
---------------------------------------------------------------
IntraNet Solutions, Inc.(a)            154,200        7,170,300
---------------------------------------------------------------
Intuit Inc.(a)                         296,500       18,216,219
---------------------------------------------------------------
Mercury Interactive Corp.(a)(b)        149,000       16,539,000
---------------------------------------------------------------
New Era of Networks, Inc.(a)           200,000        3,112,500
---------------------------------------------------------------
Nucentrix Broadband Networks,
  Inc.(a)                              150,000        3,393,750
---------------------------------------------------------------
Peregrine Systems, Inc.(a)             468,100       11,234,400
---------------------------------------------------------------
Rational Software Corp.(a)(b)          204,700       12,218,031
---------------------------------------------------------------
Retek Inc.(a)                          185,400        7,311,712
---------------------------------------------------------------
Secure Computing Corp.(a)              466,900       10,738,700
---------------------------------------------------------------
SERENA Software, Inc.(a)               200,000       10,175,000
---------------------------------------------------------------
Sybase, Inc.(a)                        300,000        6,281,250
---------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE

COMPUTERS (SOFTWARE & SERVICES)-(CONTINUED)

Titan Corp. (The)(a)                   526,800   $    7,045,950
===============================================================
                                                    148,013,499
===============================================================

CONSUMER FINANCE-2.87%

American Capital Strategies, Ltd.      527,600       11,640,175
---------------------------------------------------------------
AmeriCredit Corp.(a)                   561,100       15,079,562
---------------------------------------------------------------
Capital One Financial Corp.            240,700       15,194,187
===============================================================
                                                     41,913,924
===============================================================

DISTRIBUTORS (FOOD & HEALTH)-0.33%

SUPERVALU INC.                         316,100        4,860,037
===============================================================

ELECTRICAL EQUIPMENT-2.31%

American Power Conversion Corp.(a)     285,000        3,687,187
---------------------------------------------------------------
Cree, Inc.(a)                           75,400        7,483,450
---------------------------------------------------------------
Sensormatic Electronics Corp.(a)       303,300        5,459,400
---------------------------------------------------------------
Veeco Instruments Inc.(a)              100,000        6,620,312
---------------------------------------------------------------
Viasystems Group, Inc.(a)              735,100       10,429,231
===============================================================
                                                     33,679,580
===============================================================

ELECTRONICS (COMPONENT
  DISTRIBUTORS)-2.18%

Arrow Electronics, Inc.(a)             220,600        7,059,200
---------------------------------------------------------------
Power-One, Inc.(a)(b)                  350,100       24,835,219
===============================================================
                                                     31,894,419
===============================================================

ELECTRONICS (DEFENSE)-0.71%

Aeroflex Inc.(a)                       175,050       10,415,475
===============================================================

ELECTRONICS (INSTRUMENTATION)-3.38%

Alpha Industries, Inc.(a)              192,400        7,671,950
---------------------------------------------------------------
Methode Electronics, Inc.-Class A      384,500       14,466,812
---------------------------------------------------------------
Tektronix, Inc.                        230,000       16,387,500
---------------------------------------------------------------
Varian Inc.(a)                         350,000       10,784,375
===============================================================
                                                     49,310,637
===============================================================

ELECTRONICS (SEMICONDUCTORS)-3.50%

Celestica Inc. (Canada)(a)             212,700       15,287,812
---------------------------------------------------------------
Micrel, Inc.(a)                        161,000        7,285,250
---------------------------------------------------------------
Microchip Technology Inc.(a)           393,975       12,459,459
---------------------------------------------------------------
QuickLogic Corp.(a)                    308,100        2,734,387
---------------------------------------------------------------
Zoran Corp.(a)                         265,400       13,303,175
===============================================================
                                                     51,070,083
===============================================================

ENGINEERING & CONSTRUCTION-0.37%

Quanta Services, Inc.(a)               175,200        5,442,150
===============================================================

EQUIPMENT (SEMICONDUCTOR)-0.16%

Varian Semiconductor Equipment
  Associates, Inc.(a)                  100,000        2,300,000
===============================================================

FINANCIAL (DIVERSIFIED)-3.82%

Allied Capital Corp.                   417,200        8,604,750
---------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE

FINANCIAL (DIVERSIFIED)-(CONTINUED)

Ambac Financial Group, Inc.            175,600   $   14,015,075
---------------------------------------------------------------
SEI Investments Co.                    156,700       14,220,525
---------------------------------------------------------------
USA Education Inc.                     340,000       18,997,500
===============================================================
                                                     55,837,850
===============================================================

GAMING, LOTTERY & PARIMUTUEL
  COMPANIES-1.57%

Harrah's Entertainment, Inc.(a)        671,200       19,213,100
---------------------------------------------------------------
International Game Technology(a)       100,000        3,662,500
===============================================================
                                                     22,875,600
===============================================================

HEALTH CARE (DRUGS-GENERIC &
  OTHER)-2.80%

Alpharma Inc.-Class A                  215,300        8,356,331
---------------------------------------------------------------
Biovail Corp. (Canada)(a)              342,200       14,393,788
---------------------------------------------------------------
King Pharmaceuticals, Inc.(a)          404,212       18,113,750
===============================================================
                                                     40,863,869
===============================================================

HEALTH CARE (HOSPITAL
  MANAGEMENT)-2.74%

Community Health Systems(a)            519,000       14,629,313
---------------------------------------------------------------
Health Management Associates,
  Inc.-Class A(a)                      500,000        9,906,250
---------------------------------------------------------------
LifePoint Hospitals, Inc.(a)           400,000       15,500,000
===============================================================
                                                     40,035,563
===============================================================

HEALTH CARE (MANAGED CARE)-2.89%

First Health Group Corp.(a)            481,400       18,774,600
---------------------------------------------------------------
Oxford Health Plans, Inc.(a)           425,600       14,364,000
---------------------------------------------------------------
Trigon Healthcare, Inc.(a)             126,800        9,089,975
===============================================================
                                                     42,228,575
===============================================================

HEALTH CARE (MEDICAL PRODUCTS &
  SUPPLIES)-1.01%

Edwards Lifesciences Corp.(a)          700,000        9,406,250
---------------------------------------------------------------
PolyMedica Corp.(a)                     92,100        5,295,750
===============================================================
                                                     14,702,000
===============================================================

HEALTH CARE (SPECIALIZED
  SERVICES)-2.41%

Laboratory Corp. of America
  Holdings(a)                           97,400       13,136,825
---------------------------------------------------------------
Lincare Holdings, Inc.(a)              524,400       22,057,575
===============================================================
                                                     35,194,400
===============================================================

INSURANCE (LIFE/HEALTH)-1.40%

Annuity and Life Re (Holdings),
  Ltd. (Bermuda)                       204,300        5,631,019
---------------------------------------------------------------
Clarica Life Insurance Co. (Canada)    337,900        8,008,892
---------------------------------------------------------------
Nationwide Financial Services,
  Inc.-Class A                         140,000        6,807,500
===============================================================
                                                     20,447,411
===============================================================

INSURANCE (MULTI-LINE)-0.90%

Ace, Ltd. (Bermuda)                    335,700       13,176,225
===============================================================

INSURANCE (PROPERTY-CASUALTY)-1.15%

Radian Group Inc.                      106,660        7,559,528
---------------------------------------------------------------
XL Capital Ltd.-Class A (Bermuda)      120,900        9,294,188
===============================================================
                                                     16,853,716
===============================================================

                                                     MARKET
                                      SHARES         VALUE

INSURANCE BROKERS-1.29%

Aon Corp.                              454,300   $   18,825,056
===============================================================

INVESTMENT MANAGEMENT-1.46%

Affiliated Managers Group, Inc.(a)     225,000       13,528,125
---------------------------------------------------------------
Stilwell Financial, Inc.               175,000        7,842,188
===============================================================
                                                     21,370,313
===============================================================

MACHINERY (DIVERSIFIED)-1.49%

APW Ltd.(a)                            472,200       21,809,738
===============================================================

MANUFACTURING (SPECIALIZED)-1.66%

Flextronics International Ltd.
  (Singapore)(a)(b)                    359,544       13,662,672
---------------------------------------------------------------
Mettler-Toledo International
  Inc.(a)                              227,000       10,598,063
===============================================================
                                                     24,260,735
===============================================================

NATURAL GAS-2.45%

El Paso Energy Corp.                   294,600       18,467,738
---------------------------------------------------------------
Kinder Morgan, Inc.                    450,000       17,353,125
===============================================================
                                                     35,820,863
===============================================================

OIL & GAS (DRILLING &
  EQUIPMENT)-4.65%

Baker Hughes Inc.                      235,000        8,078,125
---------------------------------------------------------------
BJ Services Co.(a)                     167,000        8,757,063
---------------------------------------------------------------
Cooper Cameron Corp.(a)                173,800        9,472,100
---------------------------------------------------------------
Global Marine, Inc.(a)                 343,200        9,094,800
---------------------------------------------------------------
Grant Prideco, Inc.(a)                 400,000        7,425,000
---------------------------------------------------------------
Key Energy Services, Inc.(a)         1,400,000       12,600,000
---------------------------------------------------------------
Pride International, Inc.(a)           495,900       12,552,469
===============================================================
                                                     67,979,557
===============================================================

OIL & GAS (EXPLORATION &
  PRODUCTION)-1.91%

EOG Resources, Inc.                    355,000       13,978,125
---------------------------------------------------------------
Ocean Energy, Inc.(a)                  445,000        6,174,375
---------------------------------------------------------------
Spinnaker Exploration Co.(a)           253,900        7,680,475
===============================================================
                                                     27,832,975
===============================================================

OIL & GAS (REFINING &
  MARKETING)-1.06%

Valero Energy Corp.                    470,000       15,539,375
===============================================================

RAILROADS-1.06%

GATX Corp.                             367,900       15,474,794
===============================================================

REAL ESTATE INVESTMENT TRUSTS-0.54%

Apartment Investment & Management
  Co.-Class A                          171,790        7,848,656
===============================================================

RESTAURANTS-0.66%

CEC Entertainment Inc.(a)              302,500        9,642,188
===============================================================

RETAIL (COMPUTERS &
  ELECTRONICS)-0.57%

Tech Data Corp.(a)                     200,000        8,325,000
===============================================================

RETAIL (DISCOUNTERS)-0.98%

Dollar Tree Stores, Inc.(a)            365,800       14,311,925
===============================================================

RETAIL (FOOD CHAINS)-0.85%

BJ's Wholesale Club, Inc.(a)           377,300       12,427,319
===============================================================

                                                     MARKET
                                      SHARES         VALUE

RETAIL (SPECIALTY)-1.03%

Rent-A-Center, Inc.(a)                 212,000   $    6,187,750
---------------------------------------------------------------
Rent-Way, Inc.(a)                      287,190        1,453,899
---------------------------------------------------------------
Venator Group, Inc.(a)                 520,000        7,345,000
===============================================================
                                                     14,986,649
===============================================================

RETAIL (SPECIALTY-APPAREL)-1.47%

Abercrombie & Fitch Co.-Class A(a)     200,000        4,712,500
---------------------------------------------------------------
Intimate Brands, Inc.                  462,000       11,030,250
---------------------------------------------------------------
Too Inc.(a)                            250,000        5,734,375
===============================================================
                                                     21,477,125
===============================================================

SAVINGS & LOAN COMPANIES-0.04%

Local Financial Corp.(a)                50,000          531,250
===============================================================

SERVICES
  (ADVERTISING/MARKETING)-0.64%

Lamar Advertising Co.(a)               195,000        9,360,000
===============================================================

SERVICES (COMMERCIAL &
  CONSUMER)-2.52%

Copart, Inc.(a)                        400,000        6,025,000
---------------------------------------------------------------
Edison Schools Inc.(a)                 193,400        5,306,413
---------------------------------------------------------------
Iron Mountain Inc.(a)                  250,000        8,453,125
---------------------------------------------------------------
TeleTech Holdings, Inc.(a)             612,400       16,994,100
===============================================================
                                                     36,778,638
===============================================================

SERVICES (COMPUTER SYSTEMS)-2.61%

Insight Enterprises, Inc.(a)           454,950       14,785,875
---------------------------------------------------------------
SunGard Data Systems Inc.(a)           455,000       23,261,875
===============================================================
                                                     38,047,750
===============================================================

SERVICES (DATA PROCESSING)-3.80%

BISYS Group, Inc. (The)(a)             380,600       17,935,775
---------------------------------------------------------------
Ceridian Corp.(a)                      637,000       15,925,000
---------------------------------------------------------------
Concord EFS, Inc.(a)                   388,100       16,033,381
---------------------------------------------------------------
Learning Tree International,
  Inc.(a)                              124,900        5,651,725
===============================================================
                                                     55,545,881
===============================================================

SERVICES (EMPLOYMENT)-1.55%

Heidrick & Struggles International,
  Inc.(a)                              197,000       12,177,063
---------------------------------------------------------------
Korn/Ferry International(a)            300,000       10,500,000
===============================================================
                                                     22,677,063
===============================================================

TELECOMMUNICATIONS (CELLULAR/WIRELESS)-2.63%

Arch Wireless, Inc.(a)               1,368,200        4,104,600
---------------------------------------------------------------
Nextel Partners, Inc.-Class A(a)       199,700        4,892,650
---------------------------------------------------------------
o2wireless Solutions, Inc.(a)          277,000        3,220,125
---------------------------------------------------------------
Powerwave Technologies, Inc.(a)        218,200       10,500,875
---------------------------------------------------------------
Rural Cellular Corp.-Class A(a)        120,000        6,450,000
---------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE

TELECOMMUNICATIONS
  (CELLULAR/WIRELESS)-(CONTINUED)

Western Multiplex Corp.(a)             400,000   $    5,650,000
---------------------------------------------------------------
Western Wireless Corp.-Class A(a)       75,900        3,605,250
===============================================================
                                                     38,423,500
===============================================================

TELECOMMUNICATIONS (LONG
  DISTANCE)-0.00%

RateXchange Corp.-Wts., expiring
  03/21/03                              82,300                1
===============================================================

TELEPHONE-0.87%

Broadwing Inc.(a)                      447,200       12,633,400
===============================================================
    Total Common Stocks & Other
      Equity Interests (Cost
      $897,362,158)                               1,362,527,974
===============================================================

                        NUMBER
                          OF       EXERCISE   EXPIRATION
                       CONTRACTS    PRICE        DATE

PUT OPTIONS
  PURCHASED-0.30%

COMPUTERS (SOFTWARE &
  SERVICES)-0.16%

Mercury Interactive
  Corp.                  1,490       $100       Jan-01         2,104,625
------------------------------------------------------------------------
Rational Software
  Corp.                  2,047         50       Nov-00           211,097
========================================================================
                                                               2,315,722
========================================================================

ELECTRONICS
  (INSTRUMENTATION)-0.06%

Varian Inc.                900         40       Nov-00           866,250
========================================================================

MANUFACTURING
  (SPECIALIZED)-0.08%

Flextronics
  International Ltd.
  (Singapore)            2,400         35       Nov-00           450,000
------------------------------------------------------------------------
Flextronics
  International Ltd.
  (Singapore)            1,194         40       Jan-01           746,250
========================================================================
                                                               1,196,250
========================================================================
    Total Put Options
      Purchased (Cost
      $5,352,170)                                              4,378,222
========================================================================

                                      SHARES

MONEY MARKET FUNDS-6.60%

STIC Liquid Assets Portfolio(c)      48,221,660      48,221,660
===============================================================
STIC Prime Portfolio(c)              48,221,660      48,221,660
===============================================================
    Total Money Market Funds (Cost
      $96,443,320)                                   96,443,320
===============================================================
TOTAL INVESTMENTS-100.20% (Cost
  $999,157,648)                                   1,463,349,516
===============================================================
LIABILITIES LESS OTHER
  ASSETS-(0.20%)                                     (2,953,689)
===============================================================
NET ASSETS-100.00%                               $1,460,395,827
_______________________________________________________________
===============================================================

Investment Abbreviations:

Wts. - Warrants

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) A portion of this security is subject to call options written. See Note 8.
(c) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2000

ASSETS:

Investments, at market value (cost
  $999,157,648)                                $1,463,349,516
-------------------------------------------------------------
Receivables for:
  Investments sold                                 12,822,398
-------------------------------------------------------------
  Fund shares sold                                  1,835,663
-------------------------------------------------------------
  Dividends                                           681,924
-------------------------------------------------------------
Collateral for securities loaned                   90,404,170
-------------------------------------------------------------
Investment for deferred compensation plan              29,714
=============================================================
    Total assets                                1,569,123,385
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                            10,111,110
-------------------------------------------------------------
  Collateral upon return of securities loaned      90,404,170
-------------------------------------------------------------
  Fund shares reacquired                            1,163,951
-------------------------------------------------------------
  Option contracts written (premiums received
    $6,226,953)                                     4,704,806
-------------------------------------------------------------
  Deferred compensation plan                           29,714
-------------------------------------------------------------
Accrued advisory fees                                 777,872
-------------------------------------------------------------
Accrued administrative services fees                   12,660
-------------------------------------------------------------
Accrued distribution fees                           1,014,845
-------------------------------------------------------------
Accrued trustees' fees                                  1,244
-------------------------------------------------------------
Accrued transfer agent fees                           402,588
-------------------------------------------------------------
Accrued operating expenses                            104,598
=============================================================
    Total liabilities                             108,727,558
=============================================================
Net assets applicable to shares outstanding    $1,460,395,827
_____________________________________________________________
=============================================================

NET ASSETS:

Class A                                        $  759,837,738
_____________________________________________________________
=============================================================
Class B                                        $  617,576,166
_____________________________________________________________
=============================================================
Class C                                        $   82,981,923
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE:

Class A                                            34,867,277
_____________________________________________________________
=============================================================
Class B                                            29,186,463
_____________________________________________________________
=============================================================
Class C                                             3,923,807
_____________________________________________________________
=============================================================
Class A:
  Net asset value and redemption price per
    share                                      $        21.79
-------------------------------------------------------------
  Offering price per share:
    (Net asset value of $21.79 divided by
     94.50%)                                   $        23.06
_____________________________________________________________
=============================================================
Class B:
  Net asset value and offering price per
    share                                      $        21.16
_____________________________________________________________
=============================================================
Class C:
  Net asset value, and offering price per
    share                                      $        21.15
_____________________________________________________________
=============================================================

STATEMENT OF OPERATIONS

For the year ended October 31, 2000


INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $20,670)                                      $  4,332,235
------------------------------------------------------------
Dividends from affiliated money market funds       4,827,968
------------------------------------------------------------
Interest                                               3,398
------------------------------------------------------------
Security lending income                              357,145
============================================================
    Total investment income                        9,520,746
============================================================

EXPENSES:

Advisory fees                                      9,200,414
------------------------------------------------------------
Administrative services fees                         147,339
------------------------------------------------------------
Custodian fees                                       154,836
------------------------------------------------------------
Distribution fees -- Class A                       2,578,744
------------------------------------------------------------
Distribution fees -- Class B                       5,913,557
------------------------------------------------------------
Distribution fees -- Class C                         739,266
------------------------------------------------------------
Transfer agent fees -- Class A                     1,503,546
------------------------------------------------------------
Transfer agent fees -- Class B                     1,542,703
------------------------------------------------------------
Transfer agent fees -- Class C                       192,856
------------------------------------------------------------
Trustees' fees                                         4,981
------------------------------------------------------------
Other                                                652,630
============================================================
    Total expenses                                22,630,872
============================================================
Less: Expenses paid indirectly                       (28,220)
============================================================
    Net expenses                                  22,602,652
============================================================
Net investment income (loss)                     (13,081,906)
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES, FOREIGN CURRENCIES,
  FUTURES CONTRACTS AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                          214,815,770
------------------------------------------------------------
  Foreign currencies                                    (445)
------------------------------------------------------------
  Futures contracts                               (2,036,900)
------------------------------------------------------------
  Option contracts written                           304,347
============================================================
                                                 213,082,772
============================================================
Change in net unrealized appreciation of:
  Investment securities                          243,208,657
------------------------------------------------------------
  Option contracts written                         1,154,835
============================================================
                                                 244,363,492
============================================================
Net gain from investment securities, foreign
  currencies, futures contracts and option
  contracts                                      457,446,264
============================================================
Net increase in net assets resulting from
  operations                                    $444,364,358
____________________________________________________________
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 2000 and 1999

                                                                   2000              1999
                                                              --------------    --------------

OPERATIONS:

  Net investment income (loss)                                $  (13,081,906)   $  (12,672,297)
----------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies, futures contracts and option contracts           213,082,772        68,321,156
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities, foreign currencies, futures contracts and
    option contracts                                             244,363,492       143,019,774
==============================================================================================
    Net increase in net assets resulting from operations         444,364,358       198,668,633
==============================================================================================

Share transactions-net:

  Class A                                                        (58,539,325)     (251,714,847)
----------------------------------------------------------------------------------------------
  Class B                                                        (17,710,466)     (119,088,321)
----------------------------------------------------------------------------------------------
  Class C                                                          7,427,062        (2,560,814)
==============================================================================================
    Net increase (decrease) in net assets                        375,541,629      (174,695,349)
==============================================================================================

NET ASSETS:

  Beginning of year                                            1,084,854,198     1,259,549,547
==============================================================================================
  End of year                                                 $1,460,395,827    $1,084,854,198
______________________________________________________________________________________________
==============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $  813,799,595    $  874,112,818
----------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                         (49,180)          170,513
----------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies, futures contracts and
    option contracts                                             180,931,398       (10,779,655)
----------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currencies, futures contracts and option contracts           465,714,014       221,350,522
==============================================================================================
                                                              $1,460,395,827    $1,084,854,198
______________________________________________________________________________________________
==============================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 2000

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Capital Development Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eleven separate portfolios, each having an unlimited number of shares of beneficial interest. Prior to June 17, 2000, the Fund was organized as a series portfolio of AIM Equity Funds, Inc. At a meeting held on February 3, 2000, the Board of Directors of AIM Equity Funds, Inc. approved an Agreement and Plan of Reorganization (the "Reorganization") which reorganized the Fund as a series portfolio of the Trust. Shareholders of the Fund approved the Reorganization at a meeting held on June 16, 2000. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations -- A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.
B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
     On October 31, 2000, undistributed net investment income was increased by $12,862,213, undistributed net realized gains decreased by $21,371,719 and paid in capital increased by $8,509,506 as a result of book/tax differences due to utilization of a portion of the proceeds from redemptions as distributions for federal income tax purposes, foreign currency transactions, REIT distribution reclassifications and net operating loss reclassifications. Net assets of the Fund were unaffected by the reclassification discussed above.
C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.
D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
G. Covered Call Options -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
     A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.
H. Put Options -- The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged.
I. Expenses -- Distribution expenses and certain transfer agency expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the first $350 million of the Fund's average daily net assets, plus 0.625% of the Fund's average daily net assets in excess of $350 million.
   The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2000, AIM was paid $147,339 for such services. The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. For the year ended October 31, 2000, AFS was paid $1,917,746 for such services.
   The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended October 31, 2000, the Class A, Class B and Class C shares paid AIM Distributors $2,578,744, $5,913,557 and $739,266, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $309,839 from sales of the Class A shares of the Fund during the year ended October 31, 2000. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 2000, AIM Distributors received $22,923 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.
  During the year ended October 31, 2000, the Fund paid legal fees of $5,962 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

For the year ended October 31, 2000, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $18,763 and reductions in custodian fees of $9,457 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $28,220.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 2000, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities.
  At October 31, 2000, securities with an aggregate value of $88,631,539 were on loan to brokers. The loans were secured by cash collateral of $90,404,170. For the year ended October 31, 2000, the Fund received fees of $357,145 for securities lending.

NOTE 7-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 2000 was $1,326,658,551 and $1,468,801,604, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 2000 is as follows:

Aggregate unrealized appreciation of
  investment securities                      $490,082,113
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                       (34,271,003)
=========================================================
Net unrealized appreciation of investment
  securities                                 $455,811,110
_________________________________________________________
=========================================================
Cost of investments for tax purposes is $1,007,538,406.

NOTE 8-CALL OPTION CONTRACTS

Transactions in call options written during the year ended October 31, 2000 are summarized as follows:

                                   CALL OPTION CONTRACTS
                                  ------------------------
                                  NUMBER OF     PREMIUMS
                                  CONTRACTS     RECEIVED
                                  ---------   ------------
Beginning of year                    4,982    $  1,725,877
----------------------------------------------------------
Written                             25,261      20,607,437
----------------------------------------------------------
Closed                             (21,192)    (15,804,255)
----------------------------------------------------------
Expired                             (1,088)       (302,106)
==========================================================
End of year                          7,963    $  6,226,953
__________________________________________________________
==========================================================

Open call option contracts written at October 31, 2000 were as follows:

                                            NUMBER                  OCTOBER 31,      UNREALIZED
                       CONTRACT   STRIKE      OF        PREMIUMS    2000 MARKET     APPRECIATION
ISSUE                   MONTH     PRICE    CONTRACTS    RECEIVED       VALUE       (DEPRECIATION)
-----                  --------   ------   ---------   ----------   ------------   --------------
Flextronics
  International Ltd.    Nov-00     $ 43      2,400     $  367,788    $  240,000      $  127,788
-------------------------------------------------------------------------------------------------
Mercury Interactive
  Corp.                 Jan-01      120      1,490      3,011,189     2,644,750         366,439
-------------------------------------------------------------------------------------------------
Power-One, Inc.         Nov-00       75      2,026      2,215,904       911,700       1,304,204
-------------------------------------------------------------------------------------------------
Rational Software
  Corp.                 Nov-00       60      2,047        632,072       908,356        (276,284)
=================================================================================================
                                             7,963     $6,226,953    $4,704,806      $1,522,147
_________________________________________________________________________________________________
=================================================================================================

NOTE 9-SHARE INFORMATION

Changes in shares outstanding during the years ended October 31, 2000 and 1999 were as follows:

                                                                         2000                            1999
                                                              ---------------------------    ----------------------------
                                                                SHARES         AMOUNT          SHARES          AMOUNT
                                                              ----------    -------------    -----------    -------------
Sold:
  Class A                                                      5,210,489    $ 111,276,526     25,404,762    $ 358,048,933
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                      3,984,927       81,378,727      7,763,785      107,015,784
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                      1,124,727       23,107,989      2,461,885       34,429,174
=========================================================================================================================
Reacquired:
  Class A                                                     (8,381,526)    (169,815,851)   (43,024,621)    (609,763,780)
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (5,105,919)     (99,089,193)   (16,362,323)    (226,104,105)
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                       (816,459)     (15,680,927)    (2,650,984)     (36,989,988)
=========================================================================================================================
                                                              (3,983,761)   $ (68,822,729)   (26,407,496)   $(373,363,982)
_________________________________________________________________________________________________________________________
=========================================================================================================================

NOTE 10-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                          CLASS A
                                                              ---------------------------------------------------------------------
                                                                                                                   JUNE 17, 1996
                                                                                                                  (DATE OPERATIONS
                                                                                                                   COMMENCED) TO
                                                                             YEAR ENDED OCTOBER 31,                 OCTOBER 31,
                                                              ---------------------------------------------------- ----------------
                                                                  2000         1999         1998          1997          1996
                                                              ------------  ----------  ------------  ------------ ----------------
Net asset value, beginning of period                          $  15.24      $  12.89    $  14.57      $  11.09        $  10.00
-----------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.13)        (0.10)(a)   (0.06)(a)     (0.10)(a)       (0.01)(a)
-----------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   6.68          2.45       (1.62)         3.58            1.10
===================================================================================================================================
    Total from investment operations                              6.55          2.35       (1.68)         3.48            1.09
===================================================================================================================================
Net asset value, end of period                                $  21.79      $  15.24    $  12.89      $  14.57        $  11.09
___________________________________________________________________________________________________________________________________
===================================================================================================================================
Total return(b)                                                  42.98%        18.23%     (11.53)%       31.38%          10.90%
___________________________________________________________________________________________________________________________________
===================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $759,838      $579,514    $717,263      $577,685        $251,253
___________________________________________________________________________________________________________________________________
===================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                1.28%(c)      1.38%       1.28%         1.33%           1.35%(d)
-----------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                             1.28%(c)      1.38%       1.28%         1.38%           1.60%(d)
===================================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.60)%(c)    (0.70)%     (0.40)%       (0.83)%         (0.29)%(d)
___________________________________________________________________________________________________________________________________
===================================================================================================================================
Portfolio turnover rate                                            101%          117%         78%           41%             13%
___________________________________________________________________________________________________________________________________
===================================================================================================================================

(a) Calculated using average shares outstanding.
(b) Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are based on average daily net assets of $736,784,011.
(d) Annualized.

                                                                                             CLASS B
                                                              ---------------------------------------------------------------------
                                                                                                                    OCTOBER 1, 1996
                                                                                                                      (DATE SALES
                                                                                                                     COMMENCED) TO
                                                                           YEAR ENDED OCTOBER 31,                     OCTOBER 31,
                                                              -------------------------------------------------     ---------------
                                                                2000         1999(a)      1998(a)      1997(a)          1996(a)
                                                              --------      --------     ---------    ---------     ---------------
Net asset value, beginning of period                          $  14.90       $  12.70    $  14.46     $  11.08          $ 11.26
-----------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.26)         (0.20)      (0.16)       (0.20)           (0.01)
-----------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   6.52           2.40       (1.60)        3.58            (0.17)
===================================================================================================================================
    Total from investment operations                              6.26           2.20       (1.76)        3.38            (0.18)
===================================================================================================================================
Net asset value, end of period                                $  21.16       $  14.90    $  12.70     $  14.46          $ 11.08
___________________________________________________________________________________________________________________________________
===================================================================================================================================
Total return(b)                                                  42.01%         17.32%     (12.17)%      30.51%           (1.60)%
___________________________________________________________________________________________________________________________________
===================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $617,576       $451,508    $493,993     $297,623          $22,435
___________________________________________________________________________________________________________________________________
===================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                1.99%(c)       2.12%       2.02%        2.09%            1.89%(d)
-----------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                             1.99%(c)       2.12%       2.02%        2.14%            2.28%(d)
===================================================================================================================================
Ratio of net investment income (loss) to average net assets      (1.30)%(c)     (1.44)%     (1.14)%      (1.59)%          (0.83)%(d)
___________________________________________________________________________________________________________________________________
===================================================================================================================================
Portfolio turnover rate                                            101%           117%         78%          41%              13%
___________________________________________________________________________________________________________________________________
===================================================================================================================================

(a) Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are based on average daily net assets of $591,355,710.
(d) Annualized.

                                                                                  CLASS C
                                                              -----------------------------------------------
                                                                                                                 AUGUST 4, 1997
                                                                                                                  (DATE SALES
                                                                                                                   COMMENCED)
                                                                         YEAR ENDED OCTOBER 31,                  TO OCTOBER 31,
                                                                ----------------------------------------         ---------------
                                                                 2000            1999(a)           1998             1997(a)
                                                                -------          -------         -------         ---------------
Net asset value, beginning of period                            $ 14.89          $ 12.69         $ 14.45            $ 13.48
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.25)           (0.20)          (0.16)             (0.06)
--------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    6.51             2.40           (1.60)              1.03
================================================================================================================================
    Total from investment operations                               6.26             2.20           (1.76)              0.97
================================================================================================================================
Net asset value, end of period                                  $ 21.15          $ 14.89         $ 12.69            $ 14.45
________________________________________________________________________________________________________________________________
================================================================================================================================
Total return(b)                                                   42.04%           17.34%         (12.18)%             7.20%
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $82,982          $53,832         $48,293            $12,195
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                 1.99%(c)         2.12%           2.02%              2.14%(d)
--------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                              1.99%(c)         2.12%           2.02%              2.19%(d)
================================================================================================================================
Ratio of net investment income (loss) to average net assets       (1.30)%(c)       (1.44)%         (1.14)%            (1.69)%(d)
________________________________________________________________________________________________________________________________
================================================================================================================================
Portfolio turnover rate                                             101%             117%             78%                41%
________________________________________________________________________________________________________________________________
================================================================================================================================

(a) Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are based on average daily net assets of $73,926,561.
(d) Annualized.

                       INDEPENDENT AUDITORS' REPORT

                       To the Shareholders and Board of Trustees
                       AIM Equity Funds:

                       We have audited the accompanying statement of assets and liabilities of the AIM Charter Fund (a portfolio of AIM Equity Funds), including the schedule of investments, as of October 31, 2000, the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

                       We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                       In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Charter Fund as of October 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the periods in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                       /s/ KPMG LLP

                       December 6, 2000
                       Houston, Texas

SCHEDULE OF INVESTMENTS

October 31, 2000

                                                     MARKET
                                     SHARES          VALUE
DOMESTIC STOCKS & OTHER EQUITY
  INTERESTS-78.41%

BANKS (MONEY CENTER)-4.89%

Chase Manhattan Corp. (The)         10,000,000   $  455,000,000
===============================================================

BIOTECHNOLOGY-0.81%

Amgen Inc.(a)                        1,300,000       75,318,750
===============================================================

BROADCASTING (TELEVISION, RADIO &
  CABLE)-2.38%

AT&T Corp.-Liberty Media
  Corp.-Class A                      5,500,000       99,000,000
---------------------------------------------------------------
Comcast Corp.-Class A(a)             3,000,000      122,250,000
===============================================================
                                                    221,250,000
===============================================================

CHEMICALS (DIVERSIFIED)-0.52%

Pharmacia Corp.-$2.60 Conv. Pfd.
  ACES(b)                            1,000,000       48,187,500
===============================================================

COMMUNICATIONS EQUIPMENT-1.71%

Comverse Technology, Inc.(a)           700,000       78,225,000
---------------------------------------------------------------
JDS Uniphase Corp.(a)                1,000,000       81,375,000
===============================================================
                                                    159,600,000
===============================================================

COMPUTERS (HARDWARE)-3.13%

Gateway, Inc.(a)                     1,350,000       69,673,500
---------------------------------------------------------------
Sun Microsystems, Inc.(a)            2,000,000      221,750,000
===============================================================
                                                    291,423,500
===============================================================

COMPUTERS (NETWORKING)-3.47%

Cisco Systems, Inc.(a)               6,000,000      323,250,000
===============================================================

COMPUTERS (PERIPHERALS)-1.91%

EMC Corp.(a)                         2,000,000      178,125,000
===============================================================

COMPUTERS (SOFTWARE &
  SERVICES)-7.63%

Ariba, Inc.(a)                         800,000      101,100,000
---------------------------------------------------------------
Microsoft Corp.(a)                     600,000       41,325,000
---------------------------------------------------------------
Oracle Corp.(a)                      6,000,000      198,000,000
---------------------------------------------------------------
VERITAS Software Corp.(a)            2,178,800      307,244,844
---------------------------------------------------------------
Vitria Technology, Inc.(a)           2,325,000       62,484,375
===============================================================
                                                    710,154,219
===============================================================

ELECTRICAL EQUIPMENT-5.06%

General Electric Co.                 7,500,000      411,093,750
---------------------------------------------------------------
Solectron Corp.(a)                   1,350,000       59,400,000
===============================================================
                                                    470,493,750
===============================================================

ELECTRONICS
  (SEMICONDUCTORS)-2.06%

Analog Devices, Inc.(a)              1,500,000       97,500,000
---------------------------------------------------------------
Linear Technology Corp.                700,000       45,193,750
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
ELECTRONICS (SEMICONDUCTORS)-(CONTINUED)

Texas Instruments Inc.               1,000,000   $   49,062,500
===============================================================
                                                    191,756,250
===============================================================

ENTERTAINMENT-1.83%

Time Warner Inc.                     2,250,000      170,797,500
===============================================================

EQUIPMENT (SEMICONDUCTOR)-0.46%

Applied Materials, Inc.(a)             800,000       42,500,000
===============================================================

FINANCIAL (DIVERSIFIED)-6.01%

American Express Co.                 4,500,000      270,000,000
---------------------------------------------------------------
Citigroup Inc.                       5,500,000      289,437,500
===============================================================
                                                    559,437,500
===============================================================

HEALTH CARE (DIVERSIFIED)-1.36%

American Home Products Corp.         2,000,000      127,000,000
===============================================================

HEALTH CARE (DRUGS-GENERIC &
  OTHER)-1.07%

Genentech, Inc.(a)                   1,204,000       99,330,000
===============================================================

HEALTH CARE (DRUGS-MAJOR
  PHARMACEUTICALS)-6.34%

Allergan, Inc.                       1,250,000      105,078,125
---------------------------------------------------------------
Pfizer Inc.                          9,000,000      388,687,500
---------------------------------------------------------------
Pharmacia Corp.                      1,750,000       96,250,000
===============================================================
                                                    590,015,625
===============================================================

HEALTH CARE (HOSPITAL
  MANAGEMENT)-0.74%

Health Management Associates,
  Inc.-Class A(a)                    3,500,000       69,343,750
===============================================================

HEALTH CARE (MANAGED CARE)-1.18%

UnitedHealth Group Inc.              1,000,000      109,375,000
===============================================================

HEALTH CARE (MEDICAL PRODUCTS &
  SUPPLIES)-1.02%

Medtronic, Inc.                      1,000,000       54,312,500
---------------------------------------------------------------
PE Corp-PE Biosystems Group            350,000       40,950,000
===============================================================
                                                     95,262,500
===============================================================

INSURANCE (MULTI-LINE)-3.16%

American International Group,
  Inc.                               3,000,000      294,000,000
===============================================================

INSURANCE BROKERS-0.84%

Marsh & McLennan Cos., Inc.            600,000       78,450,000
===============================================================

INVESTMENT
  BANKING/BROKERAGE-6.59%

Goldman Sachs Group, Inc. (The)      1,000,000       99,812,500
---------------------------------------------------------------
Merrill Lynch & Co., Inc.            2,000,000      140,000,000
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE

INVESTMENT BANKING/BROKERAGE-(CONTINUED)

Morgan Stanley Dean Witter & Co.     4,000,000   $  321,250,000
---------------------------------------------------------------
Schwab (Charles) Corp. (The)         1,500,000       52,687,500
===============================================================
                                                    613,750,000
===============================================================

INVESTMENT MANAGEMENT-0.72%

Stilwell Financial, Inc.             1,500,000       67,218,750
===============================================================

MANUFACTURING (DIVERSIFIED)-0.58%

Honeywell International Inc.         1,000,000       53,812,500
===============================================================

NATURAL GAS-1.00%

Dynegy Inc.-Class A                  2,000,000       92,625,000
===============================================================

OIL & GAS (DRILLING &
  EQUIPMENT)-3.01%

Diamond Offshore Drilling, Inc.        500,000       17,281,250
---------------------------------------------------------------
R&B Falcon Corp.(a)                  2,000,000       50,000,000
---------------------------------------------------------------
Schlumberger Ltd.                    1,750,000      133,218,750
---------------------------------------------------------------
Transocean Sedco Forex Inc.          1,500,000       79,500,000
===============================================================
                                                    280,000,000
===============================================================

OIL (INTERNATIONAL
  INTEGRATED)-1.68%

Exxon Mobil Corp.                    1,750,000      156,078,125
===============================================================

POWER PRODUCERS
  (INDEPENDENT)-0.47%

Calpine Corp.(a)                       550,000       43,415,625
===============================================================

RETAIL (BUILDING SUPPLIES)-0.46%

Home Depot, Inc. (The)               1,000,000       43,000,000
===============================================================

RETAIL (DEPARTMENT STORES)-0.67%

Kohl's Corp.(a)                      1,150,000       62,315,625
===============================================================

RETAIL (DRUG STORES)-0.98%

Walgreen Co.                         2,000,000       91,250,000
===============================================================

RETAIL (GENERAL MERCHANDISE)-3.26%

Target Corp.                        11,000,000      303,875,000
===============================================================

SERVICES (COMMERCIAL &
  CONSUMER)-0.32%

Cendant Corp.-$3.75 Conv. PRIDES     1,000,000       29,375,000
===============================================================

SERVICES (DATA PROCESSING)-0.34%

Ceridian Corp.(a)                    1,250,000       31,250,000
===============================================================

TELECOMMUNICATIONS
  (CELLULAR/WIRELESS)-0.75%

Phone.com, Inc.(a)                     750,000       69,421,875
===============================================================
    Total Domestic Stocks & Other
      Equity Interests (Cost
      $4,995,515,075)                             7,297,458,344
===============================================================

                                                     MARKET
                                     SHARES          VALUE
FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-11.78%

BERMUDA-5.48%

Tyco International Ltd.
  (Manufacturing-Diversified)        9,000,000   $  510,187,500
===============================================================

CANADA-5.18%

Celestica Inc.
  (Electronics-Semiconductors)(a)    3,000,000      215,625,000
---------------------------------------------------------------
Nortel Networks Corp.
  (Communications Equipment)         4,000,000      182,000,000
---------------------------------------------------------------
PMC-Sierra, Inc.
  (Electronics-Semiconductors)(a)      500,000       84,750,000
===============================================================
                                                    482,375,000
===============================================================

FINLAND-0.58%

Nokia Oyj-ADR (Communications
  Equipment)                         1,250,000       53,437,500
===============================================================

UNITED KINGDOM-0.54%

Shire Pharmaceuticals Group
  PLC-ADR (Health
  Care-Drugs-Generic & Other)(a)       800,000       50,300,000
===============================================================
    Total Foreign Stocks & Other
      Equity Interests (Cost
      $806,019,092)                               1,096,300,000
===============================================================

                                    PRINCIPAL
                                     AMOUNT
CONVERTIBLE NOTES-4.95%

COMMUNICATIONS EQUIPMENT-1.95%

Juniper Networks, Inc., Unsec.
  Conv. Notes, 4.75%, 03/15/07     $80,000,000   $  111,600,000
---------------------------------------------------------------
Redback Networks Inc., Conv.
  Notes, 5.00%, 04/01/07
  (Acquired 04/13/00-07/14/00;
  Cost $66,966,675)(c)              80,000,000       69,500,000
===============================================================
                                                    181,100,000
===============================================================

COMPUTERS (HARDWARE)-0.40%

Candescent Technologies Corp.,
  Conv. Notes, 8.00%, 05/01/03
  (Acquired 04/17/98-08/31/00;
  Cost $36,693,750)(c)              40,800,000       28,968,000
---------------------------------------------------------------
Candescent Technologies Corp.,
  Sr. Conv. Gtd. Sub. Debs.,
  8.00%, 05/01/03 (Acquired
  03/07/00; Cost $9,360,000)(c)     11,700,000        8,307,000
===============================================================
                                                     37,275,000
===============================================================

COMPUTERS (SOFTWARE &  SERVICES)-1.99%

VERITAS Software Corp., Conv.
  Unsec. Notes, 5.25%, 11/01/04     12,500,000      185,671,875
===============================================================

ELECTRONICS (SEMICONDUCTORS)-0.61%

TranSwitch Corp., Conv. Unsec.
  Unsub. Notes, 4.50%, 09/12/05
  (Acquired 09/06/00-09/22/00;
  Cost $51,641,510)(c)              50,000,000       57,125,000
===============================================================
    Total Convertible Notes (Cost
      $265,048,751)                                 461,171,875
===============================================================

                                                     MARKET
                                     SHARES          VALUE
MONEY MARKET FUNDS-4.31%

STIC Liquid Assets Portfolio(d)    200,389,105   $  200,389,105
---------------------------------------------------------------
STIC Prime Portfolio(d)            200,389,105      200,389,105
===============================================================
    Total Money Market Funds
      (Cost $400,778,210)                           400,778,210
===============================================================
TOTAL INVESTMENTS-99.45% (Cost
  $6,467,361,128)                                 9,255,708,429
===============================================================
OTHER ASSETS LESS
  LIABILITIES-0.55%                                  50,876,880
===============================================================
NET ASSETS-100.00%                               $9,306,585,309
_______________________________________________________________
===============================================================

Investment Abbreviations:

ACES   - Adjustable Conversion-Rate Equity Security
ADR    - American Depositary Receipt
Conv.  - Convertible
Gtd.   - Guaranteed
Pfd.   - Preferred
PRIDES - Preferred Redeemable Increased Dividend Security
Sr.    - Senior
Unsec. - Unsecured
Unsub. - Unsubordinated

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Affiliated issuer in which the Fund's holdings of the issuer represent 5% or more of the outstanding voting securities of the issuer. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The market value as of 10/31/00 represented 0.52% of the Fund's net assets.
(c) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The aggregate market value at 10/31/00 was $163,900,000 which represented 1.76% of the Fund's net assets.
(d) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2000

ASSETS:

Investments, at market value (cost
  $6,467,361,128)                              $9,255,708,429
-------------------------------------------------------------
Receivables for:
  Investments sold                                125,862,482
-------------------------------------------------------------
  Fund shares sold                                 20,439,092
-------------------------------------------------------------
  Dividends and interest                            6,895,834
-------------------------------------------------------------
Collateral for securities loaned                  223,052,700
-------------------------------------------------------------
Investment for deferred compensation plan             111,896
-------------------------------------------------------------
Other assets                                          167,162
=============================================================
    Total assets                                9,632,237,595
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                            83,099,731
-------------------------------------------------------------
  Collateral upon return of securities loaned     223,052,700
-------------------------------------------------------------
  Fund shares reacquired                            8,160,666
-------------------------------------------------------------
  Deferred compensation plan                          111,896
-------------------------------------------------------------
Accrued advisory fees                               4,699,610
-------------------------------------------------------------
Accrued administrative services fees                   33,945
-------------------------------------------------------------
Accrued distribution fees                           5,099,913
-------------------------------------------------------------
Accrued trustees' fees                                  2,320
-------------------------------------------------------------
Accrued transfer agent fees                         1,239,008
-------------------------------------------------------------
Accrued operating expenses                            152,497
=============================================================
    Total liabilities                             325,652,286
=============================================================
Net assets applicable to shares outstanding    $9,306,585,309
_____________________________________________________________
=============================================================

NET ASSETS:

Class A                                        $5,801,868,972
_____________________________________________________________
=============================================================
Class B                                        $3,088,610,539
_____________________________________________________________
=============================================================
Class C                                        $  412,871,584
_____________________________________________________________
=============================================================
Institutional Class                            $    3,234,214
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE:

Class A                                           321,076,686
_____________________________________________________________
=============================================================
Class B                                           174,315,501
_____________________________________________________________
=============================================================
Class C                                            23,239,560
_____________________________________________________________
=============================================================
Institutional Class                                   176,469
_____________________________________________________________
=============================================================
Class A:
  Net asset value and redemption price per
    share                                      $        18.07
-------------------------------------------------------------
  Offering price per share:
    (Net asset value of $18.07 divided by
      94.50%)                                  $        19.12
_____________________________________________________________
=============================================================
Class B:
  Net asset value and offering price per
    share                                      $        17.72
_____________________________________________________________
=============================================================
Class C:
  Net asset value and offering price per
    share                                      $        17.77
_____________________________________________________________
=============================================================
Institutional Class:
  Net asset value, offering and redemption
    price per share                            $        18.33
_____________________________________________________________
=============================================================

STATEMENT OF OPERATIONS

For the year ended October 31, 2000

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $260,470)                                     $ 44,621,886
------------------------------------------------------------
Dividends from affiliated money market funds      19,976,756
------------------------------------------------------------
Interest                                          12,038,522
------------------------------------------------------------
Security lending income                               57,484
============================================================
    Total investment income                       76,694,648
============================================================

EXPENSES:

Advisory fees                                     56,142,463
------------------------------------------------------------
Administrative services fee                          383,224
------------------------------------------------------------
Custodian fees                                       436,940
------------------------------------------------------------
Distribution fees -- Class A                      17,302,500
------------------------------------------------------------
Distribution fees -- Class B                      28,390,889
------------------------------------------------------------
Distribution fees -- Class C                       2,875,637
------------------------------------------------------------
Transfer agent fees -- Class A                     6,483,464
------------------------------------------------------------
Transfer agent fees -- Class B                     4,193,264
------------------------------------------------------------
Transfer agent fees -- Class C                       424,724
------------------------------------------------------------
Transfer agent fees -- Institutional Class             6,987
------------------------------------------------------------
Trustees' fees                                        32,886
------------------------------------------------------------
Other                                              2,491,474
============================================================
    Total expenses                               119,164,452
============================================================
Less: Fees waived                                 (1,484,073)
------------------------------------------------------------
    Expenses paid indirectly                        (142,391)
============================================================
    Net expenses                                 117,537,988
============================================================
Net investment income (loss)                     (40,843,340)
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES, FOREIGN CURRENCIES
  AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                          479,025,042
------------------------------------------------------------
  Foreign currencies                                     (19)
------------------------------------------------------------
  Option contracts written                        (7,070,524)
============================================================
                                                 471,954,499
============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                          506,772,676
------------------------------------------------------------
  Foreign currencies                                 (57,630)
------------------------------------------------------------
  Option contracts written                           174,690
============================================================
                                                 506,889,736
============================================================
Net gain on investment securities, foreign
  currencies and option contracts                978,844,235
============================================================
Net increase in net assets resulting from
  operations                                    $938,000,895
____________________________________________________________
============================================================

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended October 31, 2000 and 1999

                                                                   2000              1999
                                                              --------------    --------------
OPERATIONS:

  Net investment income (loss)                                $  (40,843,340)   $   (7,207,717)
----------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies and option contracts                              471,954,499       657,364,994
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities, foreign currencies and option contracts          506,889,736     1,116,552,041
==============================================================================================
    Net increase in net assets resulting from operations         938,000,895     1,766,709,318
==============================================================================================
Distributions to shareholders from net investment income:
  Class A                                                                 --        (9,134,542)
----------------------------------------------------------------------------------------------
  Institutional Class                                                     --          (216,682)
----------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Class A                                                       (388,576,691)     (149,620,112)
----------------------------------------------------------------------------------------------
  Class B                                                       (178,887,093)      (57,712,333)
----------------------------------------------------------------------------------------------
  Class C                                                        (12,095,934)       (1,614,093)
----------------------------------------------------------------------------------------------
  Institutional Class                                             (5,231,737)       (1,761,967)
----------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                        584,181,510       151,495,357
----------------------------------------------------------------------------------------------
  Class B                                                        797,259,785       370,892,559
----------------------------------------------------------------------------------------------
  Class C                                                        277,016,670        84,930,162
----------------------------------------------------------------------------------------------
  Institutional Class                                            (65,767,394)        9,431,197
==============================================================================================
    Net increase in net assets                                 1,945,900,011     2,163,398,864
==============================================================================================

NET ASSETS:

  Beginning of year                                            7,360,685,298     5,197,286,434
==============================================================================================
  End of year                                                 $9,306,585,309    $7,360,685,298
______________________________________________________________________________________________
==============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $6,086,848,912    $4,466,453,244
----------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                        (265,564)         (217,108)
----------------------------------------------------------------------------------------------
  Undistributed net realized gain from investment
    securities, foreign currencies and option contracts          431,720,148       613,057,085
----------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities, foreign currencies and option contracts        2,788,281,813     2,281,392,077
==============================================================================================
                                                              $9,306,585,309    $7,360,685,298
______________________________________________________________________________________________
==============================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 2000

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Charter Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eleven separate portfolios, each having an unlimited number of shares of beneficial interest. Prior to June 17, 2000 the Fund was organized as a series portfolio of AIM Equity Funds, Inc. At a meeting held on February 3, 2000, the Board of Directors of AIM Equity Funds, Inc. approved an Agreement and Plan of Reorganization (the "Reorganization") which reorganized the Fund as a series portfolio of the Trust. Shareholders of the Fund approved the Reorganization at a meeting held on June 16, 2000. The Fund currently offers four different classes of shares: Class A shares, Class B shares, Class C shares and the Institutional Class. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Institutional Class shares are sold without a sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is growth of capital with a secondary objective of current income.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.
B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
     On October 31, 2000, undistributed net investment income was increased by $40,794,884, undistributed net realized gains decreased by $68,499,981 and paid in capital increased by $27,705,097 as a result of differences due to utilization of a portion of the proceeds from redemptions as distributions for federal income tax purposes and net operating loss reclassifications. Net assets of the Fund were unaffected by the reclassification discussed above.
C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.
D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation.

   Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
G. Covered Call Options -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
     A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.
H. Bond Premiums -- It has been the policy of the Fund not to amortize market premiums on bonds for financial reporting purposes. In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize premium and discount on all fixed-income securities. Upon initial adoption, the Fund will be required to adjust the cost of its fixed-income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not effect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations. The Fund expects that the impact of the adoption of this principle will not be material to the financial statements.
I. Expenses -- Distribution expenses and certain transfer agency expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment agreement, the Fund pays an advisory fee to AIM at the annual rate of 1.0% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $150 million, plus 0.625% of the Fund's average daily net assets in excess of $150 million. AIM has agreed to waive advisory fees payable by the Fund to AIM at the annual rate of 0.025% for each $5 billion increment in net assets over $5 billion, up to a maximum waiver of 0.175% on net assets in excess of $35 billion. During the year ended October 31, 2000, AIM waived fees of $1,484,073. Under the terms of a master sub-advisory agreement between AIM and A I M Capital Management, Inc. ("AIM Capital"), AIM pays AIM Capital 50% of the amount paid by the Fund to AIM.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2000, AIM was paid $383,224 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. For the year ended October 31, 2000, AFS was paid $5,656,971 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C and the Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the

"Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.30% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. During the year ended October 31, 2000, the Class A, Class B and Class C shares paid AIM Distributors $17,302,500, $28,390,889 and $2,875,637,
respectively, as compensation under the Plans.
  AIM Distributors received commissions of $3,447,012 from sales of the Class A shares of the Fund during the year ended October 31, 2000. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 2000, AIM Distributors received $148,823 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.
  During the year ended October 31, 2000, the Fund paid legal fees of $17,752 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

For the year ended October 31, 2000, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $120,163 and reductions in custodian fees of $22,228 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $142,391.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 2000, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the lender did not increase the collateral accordingly.
  At October 31, 2000, securities with an aggregate value of $217,561,694 were on loan to brokers. The loans were secured by cash collateral of $223,052,700. For the year ended October 31, 2000, the Fund received fees of $57,484 for securities lending. For the year ended October 31, 2000, the Fund received fees of $57,484 for securities lending.

NOTE 7-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 2000 was $7,614,658,355 and $6,854,206,652, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 2000 is as follows:

Aggregate unrealized appreciation of
  investment securities                     $2,929,797,242
----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                       (168,568,503)
==========================================================
Net unrealized appreciation of investment
  securities                                $2,761,228,739
__________________________________________________________
==========================================================
Cost of investments for tax purposes is $6,494,479,690.

NOTE 8-CALL OPTION CONTRACTS

Transactions in call options written during the year ended October 31, 2000 are summarized as follows:

                                                                  CALL OPTION CONTRACTS
                                                                -------------------------
                                                                NUMBER OF      PREMIUMS
                                                                CONTRACTS      RECEIVED
                                                                ---------    ------------
Beginning of year                                                 22,500     $ 27,510,348
-----------------------------------------------------------------------------------------
Written                                                           32,000       15,761,611
-----------------------------------------------------------------------------------------
Closed                                                           (27,181)     (27,941,081)
-----------------------------------------------------------------------------------------
Exercised                                                        (10,500)      (6,227,291)
-----------------------------------------------------------------------------------------
Expired                                                          (16,819)      (9,103,587)
=========================================================================================
End of year                                                           --     $         --
_________________________________________________________________________________________
=========================================================================================

NOTE 9-SHARE INFORMATION

Changes in shares outstanding during the years ended October 31, 2000 and 1999 were as follows:

                                                                          2000                             1999
                                                              -----------------------------    ----------------------------
                                                                SHARES           AMOUNT          SHARES          AMOUNT
                                                              -----------    --------------    -----------    -------------
Sold:
  Class A                                                      57,178,653    $1,066,455,209     51,272,783    $ 809,088,837
---------------------------------------------------------------------------------------------------------------------------
  Class B                                                      53,229,017       974,381,372     36,310,602      576,056,633
---------------------------------------------------------------------------------------------------------------------------
  Class C                                                      16,418,781       302,161,441      6,968,661      111,866,437
---------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                             579,610        10,786,891        828,138       13,421,969
===========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                      21,344,032       366,468,078     10,532,077      149,384,623
---------------------------------------------------------------------------------------------------------------------------
  Class B                                                       9,983,505       169,088,645      3,894,826       54,866,091
---------------------------------------------------------------------------------------------------------------------------
  Class C                                                         672,773        11,427,814        107,859        1,525,822
---------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                             294,477         5,109,184        134,608        1,929,704
===========================================================================================================================
Reacquired:
  Class A                                                     (45,774,876)     (848,741,777)   (51,731,503)    (806,978,103)
---------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (18,927,570)     (346,210,232)   (16,551,587)    (260,030,165)
---------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (1,991,214)      (36,572,585)    (1,788,368)     (28,462,097)
---------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                          (4,553,078)      (81,663,469)      (372,429)      (5,920,476)
===========================================================================================================================
                                                               88,454,110    $1,592,690,571     39,605,667    $ 616,749,275
___________________________________________________________________________________________________________________________
===========================================================================================================================

NOTE 10-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                            CLASS A
                                                               ------------------------------------------------------------------
                                                                                     YEAR ENDED OCTOBER 31,
                                                                2000(a)         1999          1998          1997          1996
                                                               ----------    ----------    ----------    ----------    ----------
Net asset value, beginning of period                           $    17.16    $    13.32    $    13.41    $    11.19    $    10.63
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                      (0.04)         0.02          0.12          0.10          0.19
---------------------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)             2.30          4.39          1.23          2.91          1.43
=================================================================================================================================
    Total from investment operations                                 2.26          4.41          1.35          3.01          1.62
=================================================================================================================================
Less distributions:
  Dividends from net investment income                                 --         (0.03)        (0.10)        (0.12)        (0.16)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                             (1.35)        (0.54)        (1.34)        (0.67)        (0.90)
=================================================================================================================================
    Total distributions                                             (1.35)        (0.57)        (1.44)        (0.79)        (1.06)
=================================================================================================================================
Net asset value, end of period                                 $    18.07    $    17.16    $    13.32    $    13.41    $    11.19
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                                     13.60%        34.05%        11.20%        28.57%        16.70%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $5,801,869    $4,948,666    $3,706,938    $3,466,912    $2,647,208
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                   1.06%(c)       1.05%        1.08%         1.09%         1.12%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                                1.08%(c)       1.07%        1.10%         1.10%         1.12%
=================================================================================================================================
Ratio of net investment income (loss) to average net assets         (0.20)%(c)       0.11%       0.95%         0.79%         1.81%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                                80%          107%          154%          170%          164%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges.
(c) Ratios are based on average daily net assets of $5,767,499,930.

                                                                                            CLASS B
                                                                ----------------------------------------------------------------
                                                                                     YEAR ENDED OCTOBER 31,
                                                                 2000(a)         1999          1998          1997         1996
                                                                ----------    ----------    ----------    ----------    --------
Net asset value, beginning of period                            $    16.97    $    13.24    $    13.37    $    11.18    $  10.62
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                       (0.17)        (0.10)         0.02          0.01        0.10
--------------------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)              2.27          4.37          1.22          2.89        1.45
================================================================================================================================
    Total from investment operations                                  2.10          4.27          1.24          2.90        1.55
================================================================================================================================
Less distributions:
  Dividends from net investment income                                  --            --         (0.03)        (0.04)      (0.09)
--------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                              (1.35)        (0.54)        (1.34)        (0.67)      (0.90)
================================================================================================================================
Total distributions                                                  (1.35)        (0.54)        (1.37)        (0.71)      (0.99)
================================================================================================================================
Net asset value, end of period                                  $    17.72    $    16.97    $    13.24    $    13.37    $  11.18
________________________________________________________________________________________________________________________________
================================================================================================================================
Total return(b)                                                      12.76%        33.06%        10.33%        27.54%      15.90%
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $3,088,611    $2,206,752    $1,408,687    $1,056,094    $515,672
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                    1.80%(c)       1.80%        1.84%         1.85%       1.94%
--------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                                 1.82%(c)       1.82%        1.86%         1.86%       1.94%
================================================================================================================================
Ratio of net investment income (loss) to average net assets          (0.94)%(c)      (0.64)%       0.19%        0.03%       0.99%
________________________________________________________________________________________________________________________________
================================================================================================================================
Portfolio turnover rate                                                 80%          107%          154%          170%        164%
________________________________________________________________________________________________________________________________
================================================================================================================================

(a) Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges.
(c) Ratios are based on average daily net assets of $2,839,088,899.

                                                                                       CLASS C
                                                              ----------------------------------------------------------
                                                                                                      AUGUST 4, 1997
                                                                   YEAR ENDED OCTOBER 31,         (DATE SALES COMMENCED)
                                                              2000(a)       1999        1998       TO OCTOBER 31, 1997
                                                              --------    --------    --------    ----------------------
Net asset value, beginning of period                          $  17.01    $  13.27    $ 13.39             $13.86
------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.17)      (0.09)      0.02                 --
------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   2.28        4.37       1.23              (0.45)
========================================================================================================================
    Total from investment operations                              2.11        4.28       1.25              (0.45)
========================================================================================================================
Less distributions:
  Dividends from net investment income                              --          --      (0.03)                --
------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                          (1.35)      (0.54)     (1.34)             (0.02)
========================================================================================================================
    Total distributions                                          (1.35)      (0.54)     (1.37)             (0.02)
========================================================================================================================
Net asset value, end of period                                $  17.77    $  17.01    $ 13.27             $13.39
________________________________________________________________________________________________________________________
========================================================================================================================
Total return(b)                                                  12.78%      33.06%     10.39%             (3.24)%
========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $412,872    $138,467    $37,846             $5,669
________________________________________________________________________________________________________________________
========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                1.80%(c)     1.80%     1.84%              1.82%(d)
------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                             1.82%(c)     1.82%     1.86%              1.83%(d)
========================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.94)%(c)    (0.64)%    0.19%             0.06%(d)
________________________________________________________________________________________________________________________
========================================================================================================================
Portfolio turnover rate                                             80%        107%       154%               170%
________________________________________________________________________________________________________________________
========================================================================================================================

(a) Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are based on average daily net assets of $287,563,743.
(d) Annualized.

                       INDEPENDENT AUDITORS' REPORT

                       To the Shareholders and Board of Trustees
                       AIM Equity Funds:

                       We have audited the accompanying statement of assets and liabilities of the AIM Constellation Fund (a portfolio of AIM Equity Funds), including the schedule of investments, as of October 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

                       We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                       In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Constellation Fund as of October 31, 2000, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                       /s/ KPMG LLP

                       December 6, 2000
                       Houston, Texas

SCHEDULE OF INVESTMENTS

October 31, 2000

                                                    MARKET
                                    SHARES           VALUE
COMMON STOCKS & OTHER EQUITY
  INTERESTS-91.25%

BANKS (MAJOR REGIONAL)-1.56%

Northern Trust Corp.                2,250,000   $   192,093,750
---------------------------------------------------------------
State Street Corp.                  1,125,000       140,332,500
===============================================================
                                                    332,426,250
===============================================================

BANKS (MONEY CENTER)-0.64%

Chase Manhattan Corp. (The)         3,000,000       136,500,000
===============================================================

BIOTECHNOLOGY-0.31%

Amgen Inc.(a)                       1,137,800        65,921,287
===============================================================

BROADCASTING (TELEVISION, RADIO
  & CABLE)-3.45%

Comcast Corp.-Class A(a)            2,500,000       101,875,000
---------------------------------------------------------------
General Motors Corp.-Class H(a)     9,050,000       293,220,000
---------------------------------------------------------------
Hispanic Broadcasting Corp.(a)      5,750,000       179,687,500
---------------------------------------------------------------
Univision Communications
  Inc.-Class A(a)                   3,329,600       127,357,200
---------------------------------------------------------------
Westwood One, Inc.(a)               1,706,300        32,313,143
===============================================================
                                                    734,452,843
===============================================================

COMMUNICATIONS EQUIPMENT-10.98%

ADC Telecommunications, Inc.(a)    13,250,000       283,218,750
---------------------------------------------------------------
Alcatel S.A.-ADR (France)           5,250,000       327,468,750
---------------------------------------------------------------
CIENA Corp.(a)                      1,125,800       118,349,725
---------------------------------------------------------------
Comverse Technology, Inc.(a)        4,000,000       447,000,000
---------------------------------------------------------------
Corning Inc.                        8,250,000       631,125,000
---------------------------------------------------------------
JDS Uniphase Corp.(a)               5,500,000       447,562,500
---------------------------------------------------------------
Scientific-Atlanta, Inc.            1,250,000        85,546,875
===============================================================
                                                  2,340,271,600
===============================================================

COMPUTERS (HARDWARE)-2.69%

Palm, Inc.(a)                       4,500,000       241,031,250
---------------------------------------------------------------
Sun Microsystems, Inc.(a)           3,000,000       332,625,000
===============================================================
                                                    573,656,250
===============================================================

COMPUTERS (NETWORKING)-3.53%

Cisco Systems, Inc.(a)              7,000,000       377,125,000
---------------------------------------------------------------
Juniper Networks, Inc.(a)           1,250,000       243,750,000
---------------------------------------------------------------
VeriSign, Inc.(a)                   1,000,000       132,000,000
===============================================================
                                                    752,875,000
===============================================================

COMPUTERS (PERIPHERALS)-2.77%

Brocade Communications Systems,
  Inc.(a)                           1,425,000       324,009,375
---------------------------------------------------------------
EMC Corp.(a)                        3,000,000       267,187,500
===============================================================
                                                    591,196,875
===============================================================

                                                    MARKET
                                    SHARES           VALUE
COMPUTERS (SOFTWARE &
  SERVICES)-13.64%

Ariba, Inc.(a)                      2,200,000   $   278,025,000
---------------------------------------------------------------
BEA Systems, Inc.(a)                2,200,000       157,850,000
---------------------------------------------------------------
Business Objects S.A.-ADR
  (France)(a)                       1,000,000        78,796,875
---------------------------------------------------------------
Check Point Software
  Technologies Ltd. (Israel)(a)     3,581,300       567,188,387
---------------------------------------------------------------
Gemstar-TV Guide International,
  Inc.(a)                           1,000,000        68,562,500
---------------------------------------------------------------
i2 Technologies, Inc.(a)            1,400,000       238,000,000
---------------------------------------------------------------
InfoSpace, Inc.(a)                  4,025,000        81,003,125
---------------------------------------------------------------
Intuit Inc.(a)                      2,000,000       122,875,000
---------------------------------------------------------------
Oracle Corp.(a)                     5,147,200       169,857,600
---------------------------------------------------------------
Portal Software, Inc.(a)            2,500,000        87,968,750
---------------------------------------------------------------
Rational Software Corp.(a)          2,283,700       136,308,452
---------------------------------------------------------------
Siebel Systems, Inc.(a)             2,039,800       214,051,512
---------------------------------------------------------------
VERITAS Software Corp.(a)           5,000,000       705,078,125
===============================================================
                                                  2,905,565,326
===============================================================

CONSUMER FINANCE-1.48%

Capital One Financial Corp.         2,000,000       126,250,000
---------------------------------------------------------------
Providian Financial Corp.           1,825,000       189,800,000
===============================================================
                                                    316,050,000
===============================================================

ELECTRICAL EQUIPMENT-1.32%

American Power Conversion
  Corp.(a)                          4,099,100        53,032,106
---------------------------------------------------------------
Sanmina Corp.(a)                    2,000,000       228,625,000
===============================================================
                                                    281,657,106
===============================================================

ELECTRONICS
  (INSTRUMENTATION)-0.17%

Newport Corp.                         322,000        36,773,406
===============================================================

ELECTRONICS
  (SEMICONDUCTORS)-9.06%

Altera Corp.(a)                     3,000,000       122,812,500
---------------------------------------------------------------
Analog Devices, Inc.(a)             5,138,700       334,015,500
---------------------------------------------------------------
Celestica Inc. (Canada)(a)          3,728,000       267,950,000
---------------------------------------------------------------
Integrated Device Technology,
  Inc.(a)                           1,386,400        78,071,650
---------------------------------------------------------------
Linear Technology Corp.             2,000,000       129,125,000
---------------------------------------------------------------
Maxim Integrated Products,
  Inc.(a)                           2,000,000       132,625,000
---------------------------------------------------------------
Microchip Technology Inc.(a)        3,000,168        94,880,313
---------------------------------------------------------------
PMC-Sierra, Inc. (Canada)(a)        2,000,000       339,000,000
---------------------------------------------------------------
Vitesse Semiconductor Corp.(a)      3,575,000       250,026,563
---------------------------------------------------------------
Xilinx, Inc.(a)                     2,500,000       181,093,750
===============================================================
                                                  1,929,600,276
===============================================================

EQUIPMENT (SEMICONDUCTOR)-0.36%

KLA-Tencor Corp.(a)                 2,250,000        76,078,125
===============================================================

                                                    MARKET
                                    SHARES           VALUE
FINANCIAL (DIVERSIFIED)-2.73%

American Express Co.                2,500,000   $   150,000,000
---------------------------------------------------------------
Freddie Mac                           988,200        59,292,000
---------------------------------------------------------------
J.P. Morgan & Co., Inc.             2,250,000       372,375,000
===============================================================
                                                    581,667,000
===============================================================

HEALTH CARE (DRUGS-GENERIC &
  OTHER)-1.19%

Forest Laboratories, Inc.(a)        1,000,000       132,500,000
---------------------------------------------------------------
Medicis Pharmaceutical
  Corp.-Class A(a)(b)               1,654,100       121,783,113
===============================================================
                                                    254,283,113
===============================================================

HEALTH CARE (DRUGS-MAJOR
  PHARMACEUTICALS)-1.01%

Pfizer Inc.                         5,000,000       215,937,500
===============================================================

HEALTH CARE (HOSPITAL
  MANAGEMENT)-1.69%

HCA-Healthcare Corp. (The)          3,000,000       119,812,500
---------------------------------------------------------------
Health Management Associates,
  Inc.- Class A(a)                  8,143,900       161,351,019
---------------------------------------------------------------
Tenet Healthcare Corp.(a)           2,000,000        78,625,000
===============================================================
                                                    359,788,519
===============================================================

HEALTH CARE (MEDICAL PRODUCTS &
  SUPPLIES)-2.92%

Biomet, Inc.                        2,962,050       107,189,184
---------------------------------------------------------------
Medtronic, Inc.                     3,000,000       162,937,500
---------------------------------------------------------------
PE Corp-PE Biosystems Group         3,000,000       351,000,000
===============================================================
                                                    621,126,684
===============================================================

INSURANCE (LIFE/HEALTH)-1.06%

AFLAC, Inc.                         3,103,100       226,720,244
===============================================================

INSURANCE (MULTI-LINE)-0.57%

Ace, Ltd. (Bermuda)                 3,100,000       121,675,000
===============================================================

INSURANCE BROKERS-0.40%

Aon Corp.                           2,046,400        84,797,700
===============================================================

INVESTMENT
  BANKING/BROKERAGE-4.86%

Goldman Sachs Group, Inc. (The)     3,400,000       339,362,500
---------------------------------------------------------------
Merrill Lynch & Co., Inc.           2,200,000       154,000,000
---------------------------------------------------------------
Morgan Stanley Dean Witter &
  Co.                               3,900,000       313,218,750
---------------------------------------------------------------
Schwab (Charles) Corp. (The)        6,500,000       228,312,500
===============================================================
                                                  1,034,893,750
===============================================================

INVESTMENT MANAGEMENT-0.92%

Federated Investors, Inc.-Class B     538,800        15,692,550
---------------------------------------------------------------
Stilwell Financial, Inc.            4,000,000       179,250,000
===============================================================
                                                    194,942,550
===============================================================

LEISURE TIME (PRODUCTS)-1.19%

Harley-Davidson, Inc.               5,250,000       252,984,375
===============================================================

                                                    MARKET
                                    SHARES           VALUE
MANUFACTURING
  (DIVERSIFIED)-0.59%

Danaher Corp.                       2,000,000   $   126,250,000
===============================================================

MANUFACTURING
  (SPECIALIZED)-0.32%

Millipore Corp.                     1,286,900        67,562,250
===============================================================

NATURAL GAS-0.54%

Enron Corp.                         1,400,000       114,887,500
===============================================================

OIL & GAS (DRILLING &
  EQUIPMENT)-5.37%

BJ Services Co.(a)                  1,000,000        52,437,500
---------------------------------------------------------------
Cooper Cameron Corp.(a)             2,206,200       120,237,900
---------------------------------------------------------------
ENSCO International Inc.            3,500,000       116,375,000
---------------------------------------------------------------
Grant Prideco, Inc.(a)              3,983,300        73,940,006
---------------------------------------------------------------
Nabors Industries, Inc.(a)          4,232,700       215,444,430
---------------------------------------------------------------
R&B Falcon Corp.(a)                 2,674,900        66,872,500
---------------------------------------------------------------
Rowan Cos., Inc.(a)                 3,622,700        91,246,756
---------------------------------------------------------------
Smith International, Inc.(a)        2,070,600       145,977,300
---------------------------------------------------------------
Transocean Sedco Forex Inc.         3,500,000       185,500,000
---------------------------------------------------------------
Weatherford International,
  Inc.(a)                           2,100,000        76,650,000
===============================================================
                                                  1,144,681,392
===============================================================

OIL & GAS (EXPLORATION &
  PRODUCTION)-0.72%

Anadarko Petroleum Corp.            1,250,000        80,062,500
---------------------------------------------------------------
Kerr-McGee Corp.                    1,115,000        72,823,438
===============================================================
                                                    152,885,938
===============================================================

RESTAURANTS-0.49%

Brinker International, Inc.(a)      2,639,400       103,596,450
===============================================================

RETAIL (BUILDING
  SUPPLIES)-0.86%

Lowe's Cos., Inc.                   4,000,000       182,750,000
===============================================================

RETAIL (COMPUTERS &
  ELECTRONICS)-1.46%

Best Buy Co., Inc.(a)               1,553,900        77,986,356
---------------------------------------------------------------
CDW Computer Centers, Inc.(a)       1,500,000        96,656,250
---------------------------------------------------------------
RadioShack Corp.                    2,294,400       136,803,600
===============================================================
                                                    311,446,206
===============================================================

RETAIL (DEPARTMENT
  STORES)-1.02%

Kohl's Corp.(a)                     4,000,000       216,750,000
===============================================================

RETAIL (DISCOUNTERS)-0.50%

Dollar Tree Stores, Inc.(a)         2,715,900       106,259,588
===============================================================

RETAIL (SPECIALTY)-1.61%

Bed Bath & Beyond Inc.(a)          10,000,000       258,125,000
---------------------------------------------------------------
Tiffany & Co.                       2,000,000        85,375,000
===============================================================
                                                    343,500,000
===============================================================

RETAIL
  (SPECIALTY-APPAREL)-1.14%

Intimate Brands, Inc.               3,000,000        71,625,000
---------------------------------------------------------------

                                                    MARKET
                                    SHARES           VALUE
RETAIL (SPECIALTY-APPAREL)-(CONTINUED)

Men's Wearhouse, Inc.
  (The)(a)(b)                       2,487,800   $    72,768,150
---------------------------------------------------------------
Talbots, Inc. (The)                 1,250,000        98,828,125
===============================================================
                                                    243,221,275
===============================================================

SERVICES (ADVERTISING/
  MARKETING)-2.10%

Lamar Advertising Co.(a)(b)         4,500,000       216,000,000
---------------------------------------------------------------
Omnicom Group Inc.                  2,500,000       230,625,000
===============================================================
                                                    446,625,000
===============================================================

SERVICES (COMPUTER
  SYSTEMS)-0.72%

SunGard Data Systems Inc.(a)        3,000,000       153,375,000
===============================================================

SERVICES (DATA
  PROCESSING)-1.78%

Ceridian Corp.(a)                   1,000,000        25,000,000
---------------------------------------------------------------
Fiserv, Inc.(a)                     5,000,000       262,187,500
---------------------------------------------------------------
Paychex, Inc.                       1,641,200        93,035,525
===============================================================
                                                    380,223,025
===============================================================

TELECOMMUNICATIONS (CELLULAR/
  WIRELESS)-1.29%

Crown Castle International
  Corp.(a)                          3,500,000       106,093,750
---------------------------------------------------------------
Phone.com, Inc.(a)                  1,825,000       168,926,563
===============================================================
                                                    275,020,313
===============================================================

                                                    MARKET
                                    SHARES           VALUE
TELEPHONE-0.24%

Qwest Communications
  International Inc.(a)             1,050,000   $    51,056,250
===============================================================
    Total Common Stocks & Other
      Equity Interests (Cost
      $11,788,064,742)                           19,441,930,966
===============================================================

                                  PRINCIPAL
                                    AMOUNT
CONVERTIBLE CORPORATE
  BONDS-0.59%

ELECTRONICS
  (SEMICONDUCTORS)-0.59%

Celestica Inc. (Canada), Conv.
  Yankee Bonds, 3.19%, 08/01/20
  (Cost $122,154,597)(c)         $244,200,000       125,152,500
===============================================================

                                    SHARES
MONEY MARKET FUNDS-7.38%

STIC Liquid Assets Portfolio(d)   786,842,293       786,842,293
---------------------------------------------------------------
STIC Prime Portfolio(d)           786,842,293       786,842,293
===============================================================
    Total Money Market Funds
      (Cost $1,573,684,586)                       1,573,684,586
===============================================================
TOTAL INVESTMENTS-99.22% (Cost
  $13,483,903,925)                               21,140,768,053
===============================================================
OTHER ASSETS LESS
  LIABILITIES-0.78%                                 166,373,812
===============================================================
NET ASSETS-100.00%                              $21,307,141,865
_______________________________________________________________
===============================================================

Investment Abbreviations:

ADR   - American Depositary Receipt
Conv. - Convertible

Notes to Schedule of Investments:

(a)Non-income producing security.
(b)Affiliated issuer in which the Fund's holdings of the issuer represent 5% or more of the outstanding voting securities of the issuer. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The market value as of 10/31/00 was $410,551,263, which represented 1.93% of the Fund's net assets.
(c)Zero coupon bond issued at a discount. The interest rate shown represents the rate of original issue discount.
(d)The money market fund and the fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2000

ASSETS:

Investments, at market value (cost
  $13,483,903,925)                            $21,140,768,053
-------------------------------------------------------------
Receivables for:
  Collateral for securities loaned              1,751,204,824
-------------------------------------------------------------
  Investments sold                                195,686,141
-------------------------------------------------------------
  Fund shares sold                                102,466,015
-------------------------------------------------------------
  Dividends                                         7,238,899
-------------------------------------------------------------
Investment for deferred compensation plan             240,744
-------------------------------------------------------------
Other assets                                        1,264,576
-------------------------------------------------------------
    Total assets                               23,198,869,252
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                            90,980,392
-------------------------------------------------------------
  Collateral upon return of securities
    loaned                                      1,751,204,824
-------------------------------------------------------------
  Fund shares reacquired                           21,690,805
-------------------------------------------------------------
  Deferred compensation plan                          240,744
-------------------------------------------------------------
Accrued advisory fees                              10,344,044
-------------------------------------------------------------
Accrued administrative services fees                   65,764
-------------------------------------------------------------
Accrued distribution fees                           8,412,780
-------------------------------------------------------------
Accrued trustees' fees                                  6,051
-------------------------------------------------------------
Accrued transfer agent fees                         7,115,992
-------------------------------------------------------------
Accrued operating expenses                          1,665,991
=============================================================
    Total liabilities                           1,891,727,387
=============================================================
Net assets applicable to shares outstanding   $21,307,141,865
_____________________________________________________________
=============================================================

NET ASSETS:

Class A                                       $19,268,977,253
_____________________________________________________________
=============================================================
Class B                                       $ 1,315,523,852
_____________________________________________________________
=============================================================
Class C                                       $   434,544,168
_____________________________________________________________
=============================================================
Institutional Class                           $   288,096,592
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE:

Class A                                           442,936,863
_____________________________________________________________
=============================================================
Class B                                            31,116,870
_____________________________________________________________
=============================================================
Class C                                            10,281,339
_____________________________________________________________
=============================================================
Institutional Class                                 6,324,588
_____________________________________________________________
=============================================================
Class A:
  Net asset value and redemption price per
    share                                     $         43.50
-------------------------------------------------------------
  Offering price per share:
    (Net asset value of $43.50 divided by
      94.50%)                                 $         46.03
_____________________________________________________________
=============================================================
Class B:
  Net asset value and offering price per
    share                                     $         42.28
_____________________________________________________________
=============================================================
Class C:
  Net asset value and offering price per
    share                                     $         42.27
_____________________________________________________________
=============================================================
Institutional Class:
  Net asset value, offering and redemption
    price per share                           $         45.55
_____________________________________________________________
=============================================================

STATEMENT OF OPERATIONS

For the year ended October 31, 2000

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $435,333)                                    $   34,073,020
-------------------------------------------------------------
Dividends from affiliated money market funds       57,256,376
-------------------------------------------------------------
Interest                                            3,750,253
-------------------------------------------------------------
Security lending income                               497,347
=============================================================
    Total investment income                        95,576,996
=============================================================

EXPENSES:

Advisory fees                                     128,677,520
-------------------------------------------------------------
Administrative services fees                          731,392
-------------------------------------------------------------
Custodian fees                                        966,983
-------------------------------------------------------------
Distribution fees -- Class A                       56,629,759
-------------------------------------------------------------
Distribution fees -- Class B                       10,309,561
-------------------------------------------------------------
Distribution fees -- Class C                        3,222,875
-------------------------------------------------------------
Transfer agent fees -- Class A                     27,560,458
-------------------------------------------------------------
Transfer agent fees -- Class B                      2,176,576
-------------------------------------------------------------
Transfer agent fees -- Class C                        680,420
-------------------------------------------------------------
Transfer agent fees -- Institutional Class             47,441
-------------------------------------------------------------
Trustees' fees                                         59,789
-------------------------------------------------------------
Other                                               5,694,169
-------------------------------------------------------------
    Total expenses                                236,756,943
=============================================================
Less: Fees waived                                  (6,187,566)
-------------------------------------------------------------
    Expenses paid indirectly                         (428,909)
=============================================================
    Net expenses                                  230,140,468
=============================================================
Net investment income (loss)                     (134,563,472)
=============================================================

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES, FOREIGN SECURITIES,
  AND OPTION CONTRACTS

Net realized gain from:
  Investment securities                         3,909,425,835
-------------------------------------------------------------
  Option contracts written                         87,874,405
=============================================================
                                                3,997,300,240
=============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                         1,648,464,708
-------------------------------------------------------------
  Foreign currencies                                   (1,500)
-------------------------------------------------------------
  Option contracts written                          1,248,599
=============================================================
                                                1,649,711,807
=============================================================
Net gain on investment securities, foreign
  currencies, and option contracts              5,647,012,047
=============================================================
Net increase in net assets resulting from
  operations                                   $5,512,448,575
_____________________________________________________________
=============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 2000 and 1999

                                                                   2000               1999
                                                              ---------------    ---------------
OPERATIONS:

  Net investment income (loss)                                $  (134,563,472)   $   (76,875,258)
------------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies, and option contracts                            3,997,300,240      1,644,017,203
------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities, foreign currencies, and option contracts        1,649,711,807      2,669,133,759
================================================================================================
    Net increase in net assets resulting from operations        5,512,448,575      4,236,275,704
================================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                      (1,341,534,330)      (337,206,115)
------------------------------------------------------------------------------------------------
  Class B                                                         (59,304,397)        (8,290,207)
------------------------------------------------------------------------------------------------
  Class C                                                         (16,589,886)        (2,229,567)
------------------------------------------------------------------------------------------------
  Institutional Class                                             (23,400,833)        (5,075,580)
------------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       1,156,513,412     (1,783,881,252)
------------------------------------------------------------------------------------------------
  Class B                                                         575,351,569        205,093,817
------------------------------------------------------------------------------------------------
  Class C                                                         231,744,660         55,508,352
------------------------------------------------------------------------------------------------
  Institutional Class                                             (16,568,699)        (4,793,973)
================================================================================================
    Net increase in net assets                                  6,018,660,071      2,355,401,179
================================================================================================

NET ASSETS:

  Beginning of year                                            15,288,481,794     12,933,080,615
------------------------------------------------------------------------------------------------
  End of year                                                 $21,307,141,865    $15,288,481,794
________________________________________________________________________________________________
================================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $10,009,800,678    $ 7,663,956,851
------------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                         (652,603)          (551,737)
------------------------------------------------------------------------------------------------
  Undistributed net realized gain from investment
    securities, foreign currencies, and option contracts        3,641,131,584      1,617,926,281
------------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currencies, and option contracts                            7,656,862,206      6,007,150,399
================================================================================================
                                                              $21,307,141,865    $15,288,481,794
________________________________________________________________________________________________
================================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 2000

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Constellation Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eleven separate portfolios, each having an unlimited number of shares of beneficial interest. Prior to June 17, 2000, the Fund was organized as a series portfolio of AIM Equity Funds, Inc. At a meeting held on February 3, 2000, the Board of Directors of AIM Equity Funds, Inc. approved an Agreement and Plan of Reorganization (the "Reorganization") which reorganized the Fund as a series portfolio of the Trust. Shareholders of the Fund approved the Reorganization at a meeting held on June 16, 2000. The Fund currently offers four different classes of shares: Class A shares, Class B shares, Class C shares and the Institutional Class. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Institutional Class shares are sold without a sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is growth of capital.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.
B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
     On October 31, 2000, undistributed net investment income was increased by $134,462,606, undistributed net realized gains decreased by $533,265,491 and paid in capital increased by $398,802,885 as a result of differing book/tax differences due to utilization of a portion of the proceeds from redemptions as distributions for federal income tax purposes and net operating loss reclassifications. Net assets of the Fund were unaffected by the reclassification discussed above.
C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.
D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. Covered Call Options -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
     A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.
F. Put Options -- The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged.
G. Expenses -- Distribution expenses and certain transfer agency expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment agreement, the Fund pays an advisory fee to AIM at the annual rate of 1.0% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $150 million, plus 0.625% of the Fund's average daily net assets in excess of $150 million. AIM has agreed to waive advisory fees payable by the Fund to AIM at the annual rate of 0.025% for each $5 billion increment in net assets over $5 billion, up to a maximum waiver of 0.175% on net assets in excess of $35 billion. During the year ended October 31, 2000, AIM waived fees of $6,187,566. Under the terms of a master sub-advisory agreement between AIM and A I M Capital Management, Inc. ("AIM Capital"), AIM pays AIM Capital 50% of the amount paid by the Fund to AIM.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2000, AIM was paid $731,392 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. For the year ended October 31, 2000, AFS was paid $12,000,634 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C and the Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.30% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. During the year ended October 31, 2000, the Class A, Class B and Class C shares paid AIM Distributors $56,629,759, $10,309,561 and $3,222,875,
respectively, as compensation under the Plans.
  AIM Distributors received commissions of $5,088,774 from sales of the Class A shares of the Fund during the year ended October 31, 2000. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 2000, AIM Distributors received $411,140 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.
  During the year ended October 31, 2000, the Fund paid legal fees of $35,398 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

For the year ended October 31, 2000, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $279,535 and reductions in custodian fees of $149,374 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $428,909.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 2000, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities.
  At October 31, 2000, securities with an aggregate value of $1,709,326,329 were on loan to brokers. The loans were secured by cash collateral of $1,751,204,824. For the year ended October 31, 2000, the Fund received fees of $497,347 for securities lending.

NOTE 7-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 2000 was $17,152,741,955 and $17,749,731,694, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 2000 is as follows:

Aggregate unrealized appreciation of
  investment securities                     $8,003,057,896
----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                       (355,852,740)
==========================================================
Net unrealized appreciation of investment
  securities                                $7,647,205,156
__________________________________________________________
==========================================================
Cost of investments for tax purposes is $13,493,562,897.

NOTE 8-CALL OPTION CONTRACTS

Transactions in call options written during the year ended October 31, 2000 are summarized as follows:

                                    CALL OPTION CONTRACTS
                                  -------------------------
                                  NUMBER OF     PREMIUMS
                                  CONTRACTS     RECEIVED
                                  ---------   -------------
Beginning of year                   22,091    $   3,848,894
-----------------------------------------------------------
Written                            386,055      173,074,240
-----------------------------------------------------------
Closed                            (327,716)    (147,865,412)
-----------------------------------------------------------
Exercised                          (78,989)     (28,781,664)
-----------------------------------------------------------
Expired                             (1,441)        (276,058)
===========================================================
End of year                             --    $          --
___________________________________________________________
===========================================================

NOTE 9-SHARE INFORMATION

Changes in shares outstanding during the years ended October 31, 2000 and 1999 were as follows:

                                                                          2000                            1999
                                                              ----------------------------   ------------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
                                                              -----------   --------------   ------------   ---------------
Sold:
  Class A                                                      86,430,817   $3,725,450,424     98,564,141   $ 2,981,238,092
---------------------------------------------------------------------------------------------------------------------------
  Class B                                                      16,075,085      679,865,751     10,942,571       332,728,027
---------------------------------------------------------------------------------------------------------------------------
  Class C                                                       6,309,791      266,777,259      5,133,893       156,450,704
---------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                           3,694,065      165,186,338      1,596,295        51,100,608
===========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                      34,136,740    1,274,304,836     11,320,463       318,895,308
---------------------------------------------------------------------------------------------------------------------------
  Class B                                                       1,560,370       57,000,776        286,888         7,992,642
---------------------------------------------------------------------------------------------------------------------------
  Class C                                                         430,722       15,725,642         75,962         2,115,494
---------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                             593,714       23,119,167        170,003         4,957,282
===========================================================================================================================
Reacquired:
  Class A                                                     (90,168,284)  (3,843,241,848)  (167,354,090)   (5,084,014,652)
---------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (3,863,116)    (161,514,958)    (4,443,036)     (135,626,852)
---------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (1,210,375)     (50,758,241)    (3,390,263)     (103,057,846)
---------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                          (4,750,277)    (204,874,204)    (1,915,980)      (60,851,863)
===========================================================================================================================
                                                               49,239,252   $1,947,040,942    (49,013,153)  $(1,528,073,056)
___________________________________________________________________________________________________________________________
===========================================================================================================================

NOTE 10-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                          CLASS A
                                                          -----------------------------------------------------------------------
                                                                                  YEAR ENDED OCTOBER 31,
                                                          -----------------------------------------------------------------------
                                                             2000           1999           1998           1997           1996
                                                          -----------    -----------    -----------    -----------    -----------
Net asset value, beginning of period                      $     34.65    $     26.37    $     29.23    $     25.48    $     23.69
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.26)         (0.17)         (0.14)         (0.11)         (0.06)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 12.39           9.18          (0.62)          4.75           2.60
=================================================================================================================================
    Total from investment operations                            12.13           9.01          (0.76)          4.64           2.54
=================================================================================================================================
Less distributions:
  Distributions from net realized gains                         (3.28)         (0.73)         (2.10)         (0.89)         (0.75)
=================================================================================================================================
Net asset value, end of period                            $     43.50    $     34.65    $     26.37    $     29.23    $     25.48
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(a)                                                 36.56%         34.81%         (2.30)%        18.86%         11.26%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                  $19,268,977    $14,292,905    $12,391,844    $14,319,441    $11,255,506
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                               1.11%(b)       1.10%          1.10%          1.11%          1.14%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                            1.08%(b)       1.12%          1.12%          1.13%          1.16%
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                        (0.61)%(b)     (0.50)%        (0.47)%        (0.40)%        (0.27)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                            88%            62%            76%            67%            58%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)Does not include sales charges.
(b)Ratios are based on average daily net assets of $18,876,586,178.

                                                                                  CLASS B
                                                              ------------------------------------------------
                                                              YEAR ENDED OCTOBER 31,       NOVEMBER 3, 1997
                                                              ----------------------    (DATE SALES COMMENCED)
                                                               2000(a)        1999      TO OCTOBER 31, 1998(a)
                                                              ----------    --------    ----------------------
Net asset value, beginning of period                          $    34.00    $  26.11           $  30.04
--------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                     (0.58)      (0.42)             (0.37)
--------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    12.14        9.04              (1.46)
==============================================================================================================
    Total from investment operations                               11.56        8.62              (1.83)
==============================================================================================================
Less distributions:
  Distributions from net realized gains                            (3.28)      (0.73)             (2.10)
==============================================================================================================
Net asset value, end of period                                $    42.28    $  34.00           $  26.11
______________________________________________________________________________________________________________
==============================================================================================================
Total return(b)                                                    35.51%      33.64%             (5.86)%
______________________________________________________________________________________________________________
==============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $1,315,524    $589,718           $275,676
______________________________________________________________________________________________________________
==============================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                  1.88%(c)    1.98%              1.98%(d)
--------------------------------------------------------------------------------------------------------------
  Without fee waivers                                               1.85%(c)    2.00%              2.00%(d)
==============================================================================================================
Ratio of net investment income (loss) to average net assets        (1.38)%(c)  (1.38)%            (1.36)%(d)
______________________________________________________________________________________________________________
==============================================================================================================
Portfolio turnover rate                                               88%         62%                76%
______________________________________________________________________________________________________________
==============================================================================================================

(a)Calculated using average shares outstanding.
(b)Does not include contingent deferred sales charge and is not annualized for periods less than one year.
(c)Ratios are based on average daily net assets of $1,030,956,088.
(d)Annualized.

                                                                                       CLASS C
                                                              ---------------------------------------------------------
                                                                  YEAR ENDED OCTOBER 31,             AUGUST 4, 1997
                                                              -------------------------------    (DATE SALES COMMENCED)
                                                              2000(a)       1999      1998(a)     TO OCTOBER 31, 1997
                                                              --------    --------    -------    ----------------------
Net asset value, beginning of period                          $  33.99    $  26.10    $ 29.18           $ 30.32
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.59)      (0.42)     (0.37)            (0.04)
-----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  12.15        9.04      (0.61)            (1.10)
=======================================================================================================================
    Total from investment operations                             11.56        8.62      (0.98)            (1.14)
=======================================================================================================================
Less distributions:
  Distributions from net realized gains                          (3.28)      (0.73)     (2.10)               --
=======================================================================================================================
Net asset value, end of period                                $  42.27    $  33.99    $ 26.10           $ 29.18
_______________________________________________________________________________________________________________________
=======================================================================================================================
Total return(b)                                                  35.52%      33.65%     (3.12)%           (3.76)%
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $434,544    $161,490    $76,522           $21,508
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                1.88%(c)    1.98%      1.97%             1.84%(d)
-----------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                             1.85%(c)    2.00%      1.99%             1.86%(d)
=======================================================================================================================
Ratio of net investment income (loss) to average net assets      (1.38)%(c)  (1.38)%    (1.35)%           (1.12)%(d)
_______________________________________________________________________________________________________________________
=======================================================================================================================
Portfolio turnover rate                                             88%         62%        76%               67%
_______________________________________________________________________________________________________________________
=======================================================================================================================

(a)Calculated using average shares outstanding.
(b)Does not include contingent deferred sales charge and is not annualized for periods less than one year.
(c)Ratios are based on average daily net assets of $322,287,527.
(d)Annualized.

                       INDEPENDENT AUDITORS' REPORT

                       To the Shareholders and Board of Trustees
                       AIM Equity Funds:

                       We have audited the accompanying statement of assets and liabilities of AIM Dent Demographics Trends Fund (a portfolio of AIM Equity Funds), including the schedule of investments, as of October 31, 2000, the related statement of operations for the year then ended, the statement of changes in net assets, and financial highlights for the one-year period then ended and the period June 7, 1999 (date operations commenced) through October 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

                       We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                       In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Dent Demographics Trends Fund as of October 31, 2000, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the one-year period then ended and the period June 7, 1999 (date operations commenced) through October 31, 1999 in conformity with accounting principles generally accepted in the United States of America.

                       /s/ KPMG LLP

                       December 6, 2000
                       Houston, Texas

SCHEDULE OF INVESTMENTS

October 31, 2000

                                                     MARKET
                                      SHARES         VALUE
COMMON STOCKS & OTHER EQUITY
  INTERESTS-95.01%

BANKS (MONEY CENTER)-3.30%

Chase Manhattan Corp. (The)          1,250,000   $   56,875,000
===============================================================

BANKS (REGIONAL)-1.37%

Dah Sing Financial Group (Hong
  Kong)                              2,550,000       10,953,327
---------------------------------------------------------------
Silicon Valley Bancshares(a)           275,000       12,718,750
===============================================================
                                                     23,672,077
===============================================================

BIOTECHNOLOGY-3.27%

Amgen Inc.(a)                          450,000       26,071,875
---------------------------------------------------------------
Celgene Corp.(a)                       150,000        9,656,250
---------------------------------------------------------------
Millennium Pharmaceuticals,
  Inc.(a)                              100,000        7,256,250
---------------------------------------------------------------
Protein Design Labs, Inc.(a)           100,000       13,507,812
===============================================================
                                                     56,492,187
===============================================================

BROADCASTING (TELEVISION, RADIO &
  CABLE)-1.29%

AT&T Corp.-Liberty Media
  Corp.-Class A                        750,000       13,500,000
---------------------------------------------------------------
Cox Communications, Inc.-Class
  A(a)                                 200,000        8,812,500
===============================================================
                                                     22,312,500
===============================================================

COMMUNICATIONS EQUIPMENT-6.10%

Comverse Technology, Inc.(a)           300,000       33,525,000
---------------------------------------------------------------
Nortel Networks Corp. (Canada)         750,000       34,125,000
---------------------------------------------------------------
Redback Networks Inc.(a)               250,000       26,609,375
---------------------------------------------------------------
UTStarcom, Inc.(a)                     550,000       11,000,000
===============================================================
                                                    105,259,375
===============================================================

COMPUTERS (HARDWARE)-2.74%

McDATA Corp.-Class B(a)                 50,000        4,167,969
---------------------------------------------------------------
Sun Microsystems, Inc.(a)              275,000       30,490,625
---------------------------------------------------------------
Sycamore Networks, Inc.(a)             200,000       12,650,000
===============================================================
                                                     47,308,594
===============================================================

COMPUTERS (NETWORKING)-5.26%

Cisco Systems, Inc.(a)               1,050,000       56,568,750
---------------------------------------------------------------
Juniper Networks, Inc.(a)              175,000       34,125,000
===============================================================
                                                     90,693,750
===============================================================

COMPUTERS (PERIPHERALS)-5.20%

Brocade Communications Systems,
  Inc.(a)                              230,000       52,296,250
---------------------------------------------------------------
EMC Corp.(a)                           420,000       37,406,250
===============================================================
                                                     89,702,500
===============================================================

COMPUTERS (SOFTWARE &
  SERVICES)-14.43%

Ariba, Inc.(a)                         175,000       22,115,625
---------------------------------------------------------------
BEA Systems, Inc.(a)                   170,000       12,197,500
---------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
COMPUTERS (SOFTWARE & SERVICES)-(CONTINUED)

i2 Technologies, Inc.(a)               115,000   $   19,550,000
---------------------------------------------------------------
Oracle Corp.(a)                        800,000       26,400,000
---------------------------------------------------------------
Rational Software Corp.(a)             350,000       20,890,625
---------------------------------------------------------------
Siebel Systems, Inc.(a)                280,000       29,382,500
---------------------------------------------------------------
Software.com, Inc.(a)                  100,000       14,900,000
---------------------------------------------------------------
VERITAS Software Corp.(a)              610,000       86,019,531
---------------------------------------------------------------
Vitria Technology, Inc.(a)             650,000       17,468,750
===============================================================
                                                    248,924,531
===============================================================

ELECTRONICS
  (INSTRUMENTATION)-1.26%

Waters Corp.(a)                        300,000       21,768,750
===============================================================

ELECTRONICS
  (SEMICONDUCTORS)-10.21%

Analog Devices, Inc.(a)                250,000       16,250,000
---------------------------------------------------------------
Celestica Inc. (Canada)(a)             500,000       35,937,500
---------------------------------------------------------------
Cirrus Logic, Inc.(a)                  325,000       14,015,625
---------------------------------------------------------------
Integrated Device Technology,
  Inc.(a)                              250,000       14,078,125
---------------------------------------------------------------
Intersil Holding Corp.(a)              400,000       19,175,000
---------------------------------------------------------------
PMC-Sierra, Inc. (Canada)(a)           100,000       16,950,000
---------------------------------------------------------------
SDL, Inc.(a)                           130,000       33,702,500
---------------------------------------------------------------
TranSwitch Corp.(a)                    450,000       25,987,500
===============================================================
                                                    176,096,250
===============================================================

ENTERTAINMENT-1.87%

Time Warner Inc.                       425,000       32,261,750
===============================================================

EQUIPMENT (SEMICONDUCTOR)-0.97%

Broadcom Corp.-Class A(a)               75,000       16,678,125
===============================================================

FINANCIAL (DIVERSIFIED)-4.21%

American Express Co.                   465,000       27,900,000
---------------------------------------------------------------
Citigroup Inc.                         850,000       44,731,250
===============================================================
                                                     72,631,250
===============================================================

HEALTH CARE (DRUGS-GENERIC &
  OTHER)-2.94%

Andrx Group(a)                          44,600        3,211,200
---------------------------------------------------------------
Genentech, Inc.(a)                     310,000       25,575,000
---------------------------------------------------------------
Shire Pharmaceuticals Group
  PLC-ADR (United Kingdom)(a)          350,000       22,006,250
===============================================================
                                                     50,792,450
===============================================================

HEALTH CARE (DRUGS-MAJOR
  PHARMACEUTICALS)-6.41%

Allergan, Inc.                         225,000       18,914,063
---------------------------------------------------------------
Pfizer Inc.                          1,550,000       66,940,625
---------------------------------------------------------------
Pharmacia Corp.                        450,000       24,750,000
===============================================================
                                                    110,604,688
===============================================================

                                                     MARKET
                                      SHARES         VALUE
HEALTH CARE (HOSPITAL
  MANAGEMENT)-0.92%

Health Management Associates,
  Inc.-Class A(a)                      800,000   $   15,850,000
===============================================================

HEALTH CARE (MANAGED CARE)-2.17%

First Health Group Corp.(a)            400,000       15,600,000
---------------------------------------------------------------
UnitedHealth Group Inc.                200,000       21,875,000
===============================================================
                                                     37,475,000
===============================================================

HEALTH CARE (MEDICAL PRODUCTS &
  SUPPLIES)-3.49%

Medtronic, Inc.                        245,000       13,306,563
---------------------------------------------------------------
Novoste Corp.(a)                       350,000        8,837,500
---------------------------------------------------------------
PE Corp-PE Biosystems Group            325,000       38,025,000
===============================================================
                                                     60,169,063
===============================================================

HEALTH CARE (SPECIALIZED
  SERVICES)-0.70%

HEALTHSOUTH Corp.(a)                 1,000,000       12,000,000
===============================================================

INSURANCE (MULTI-LINE)-2.39%

American International Group, Inc.     420,000       41,160,000
===============================================================

INSURANCE BROKERS-0.83%

Marsh & McLennan Cos., Inc.            110,000       14,382,500
===============================================================

INVESTMENT BANKING/BROKERAGE-8.42%

Goldman Sachs Group, Inc. (The)        250,000       24,953,125
---------------------------------------------------------------
Merrill Lynch & Co., Inc.              420,000       29,400,000
---------------------------------------------------------------
Morgan Stanley Dean Witter & Co.       640,000       51,400,000
---------------------------------------------------------------
Schwab (Charles) Corp. (The)         1,125,000       39,515,625
===============================================================
                                                    145,268,750
===============================================================

INVESTMENT MANAGEMENT-0.78%

Stilwell Financial, Inc.               300,000       13,443,750
===============================================================

                                                     MARKET
                                      SHARES         VALUE
LEISURE TIME (PRODUCTS)-0.70%

Harley-Davidson, Inc.                  250,000   $   12,046,875
===============================================================

RETAIL (COMPUTERS &
  ELECTRONICS)-0.42%

Tweeter Home Entertainment Group,
  Inc.(a)                              300,000        7,218,750
===============================================================

RETAIL (DEPARTMENT STORES)-0.55%

Kohl's Corp.(a)                        175,000        9,482,813
===============================================================

RETAIL (SPECIALTY-APPAREL)-1.09%

Abercrombie & Fitch Co.-Class A(a)     800,000       18,850,000
===============================================================

TELECOMMUNICATIONS (CELLULAR/
  WIRELESS)-1.15%

China Mobile Ltd. (Hong Kong)(a)     1,600,000       10,257,725
---------------------------------------------------------------
Powerwave Technologies, Inc.(a)        200,000        9,625,000
===============================================================
                                                     19,882,725
===============================================================

TELECOMMUNICATIONS (LONG
  DISTANCE)-0.57%

Corvis Corp.(a)                        150,000        9,843,750
===============================================================
    Total Common Stocks & Other
      Equity Interests (Cost
      $1,355,898,674)                             1,639,147,753
===============================================================

MONEY MARKET FUNDS-5.35%

STIC Liquid Assets Portfolio(b)     46,162,850       46,162,850
---------------------------------------------------------------
STIC Prime Portfolio(b)             46,162,850       46,162,850
===============================================================
    Total Money Market Funds (Cost
      $92,325,700)                                   92,325,700
===============================================================
TOTAL INVESTMENTS-100.36% (Cost
  $1,448,224,374)                                 1,731,473,453
===============================================================
LIABILITIES LESS OTHER
  ASSETS-(0.36%)                                     (6,243,447)
===============================================================
NET ASSETS-100.00%                               $1,725,230,006
_______________________________________________________________
===============================================================

Investment Abbreviations:

ADR - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2000

ASSETS:

Investments, at market value (cost
  $1,448,224,374)                              $1,731,473,453
-------------------------------------------------------------
Receivables for:
  Investments sold                                 14,794,899
-------------------------------------------------------------
  Fund shares sold                                 10,015,779
-------------------------------------------------------------
  Dividends                                           498,644
-------------------------------------------------------------
Investment for deferred compensation plan               9,953
=============================================================
    Total assets                                1,756,792,728
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                            23,819,751
-------------------------------------------------------------
  Fund shares reacquired                            4,571,397
-------------------------------------------------------------
  Deferred compensation plan                            9,953
-------------------------------------------------------------
Accrued advisory fees                               1,243,824
-------------------------------------------------------------
Accrued administrative services fees                   13,071
-------------------------------------------------------------
Accrued distribution fees                           1,212,499
-------------------------------------------------------------
Accrued trustees' fees                                    799
-------------------------------------------------------------
Accrued transfer agent fees                           368,066
-------------------------------------------------------------
Accrued operating expenses                            323,362
=============================================================
    Total liabilities                              31,562,722
=============================================================
Net assets applicable to shares outstanding    $1,725,230,006
_____________________________________________________________
=============================================================

NET ASSETS:

Class A                                        $  666,929,456
_____________________________________________________________
=============================================================
Class B                                        $  748,479,874
_____________________________________________________________
=============================================================
Class C                                        $  309,820,676
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE:

Class A                                            43,308,538
_____________________________________________________________
=============================================================
Class B                                            49,033,199
_____________________________________________________________
=============================================================
Class C                                            20,300,537
_____________________________________________________________
=============================================================
Class A:
  Net asset value and redemption price per
    share                                      $        15.40
-------------------------------------------------------------
  Offering price per share:
    (Net asset value of $15.40 divided by
      94.50%)                                  $        16.30
_____________________________________________________________
=============================================================
Class B:
  Net asset value and offering price per
    share                                      $        15.26
_____________________________________________________________
=============================================================
Class C:
  Net asset value and offering price per
    share                                      $        15.26
_____________________________________________________________
=============================================================

STATEMENT OF OPERATIONS

For the year ended October 31, 2000

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $40,978)                                     $   3,432,943
------------------------------------------------------------
Dividends from affiliated money market funds       3,694,098
------------------------------------------------------------
Interest                                              27,335
============================================================
    Total investment income                        7,154,376
============================================================

EXPENSES:

Advisory fees                                     10,757,633
------------------------------------------------------------
Administrative services fees                         142,614
------------------------------------------------------------
Custodian fees                                       153,696
------------------------------------------------------------
Distribution fees -- Class A                       1,761,595
------------------------------------------------------------
Distribution fees -- Class B                       5,500,548
------------------------------------------------------------
Distribution fees -- Class C                       2,122,364
------------------------------------------------------------
Transfer agent fees -- Class A                     1,009,494
------------------------------------------------------------
Transfer agent fees -- Class B                     1,226,657
------------------------------------------------------------
Transfer agent fees -- Class C                       473,301
------------------------------------------------------------
Trustees' fees                                         8,433
------------------------------------------------------------
Other                                                909,443
============================================================
    Total expenses                                24,065,778
============================================================
Less: Expenses paid indirectly                       (24,736)
============================================================
    Net expenses                                  24,041,042
============================================================
Net investment income (loss)                     (16,886,666)
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FOREIGN
  CURRENCIES:

Net realized gain (loss) from:
  Investment securities                         (152,006,074)
------------------------------------------------------------
  Foreign currencies                                  31,086
============================================================
                                                (151,974,988)
============================================================
Change in net unrealized appreciation of
  investment securities                          243,388,002
============================================================
Net gain from investment securities and
  foreign currencies                              91,413,014
============================================================
Net increase in net assets resulting from
  operations                                   $  74,526,348
____________________________________________________________
============================================================

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended October 31, 2000 and 1999

                                                                   2000             1999
                                                              --------------    ------------
OPERATIONS:

  Net investment income (loss)                                $  (16,886,666)   $ (1,112,143)
--------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    foreign currencies                                          (151,974,988)     (3,389,798)
--------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities and foreign currencies                            243,388,002      39,861,077
============================================================================================
    Net increase in net assets resulting from operations          74,526,348      35,359,136
============================================================================================
Share transactions-net:
  Class A                                                        467,782,934     148,625,216
--------------------------------------------------------------------------------------------
  Class B                                                        537,342,137     161,925,702
--------------------------------------------------------------------------------------------
  Class C                                                        252,670,086      46,998,447
============================================================================================
    Net increase in net assets                                 1,332,321,505     392,908,501
============================================================================================

NET ASSETS:

  Beginning of year                                              392,908,501              --
============================================================================================
  End of year                                                 $1,725,230,006    $392,908,501
____________________________________________________________________________________________
============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $1,597,415,192    $356,470,945
--------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                         (38,438)        (33,769)
--------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities and foreign currencies                           (155,395,827)     (3,389,752)
--------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities and
    foreign currencies                                           283,249,079      39,861,077
============================================================================================
                                                              $1,725,230,006    $392,908,501
____________________________________________________________________________________________
============================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 2000

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Dent Demographic Trends Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eleven separate portfolios, each having an unlimited number of shares of beneficial interest. Prior to June 17, 2000 the Fund was organized as a series portfolio of AIM Equity Funds, Inc. At a meeting held on February 3, 2000, the Board of Directors of AIM Equity Funds, Inc. approved an Agreement and Plan of Reorganization (the "Reorganization") which reorganized the Fund as a series portfolio of the Trust. Shareholders of the Fund approved the Reorganization at a meeting held on June 16 , 2000. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.
B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
     On October 31, 2000, undistributed net investment income was increased by $16,881,997, undistributed net realized gains decreased by $31,087 and paid in capital decreased by $16,850,910 as a result of differing book/tax treatment of foreign currency transactions and net operating loss reclassifications. Net assets of the Fund were unaffected by the reclassification discussed above.
C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.
D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
     The Fund has a capital loss carryforward of $147,966,009 as of October 31, 2000 which may be carried forward to offset future taxable gains, if any, which expires, if not previously utilized, in the year 2008.

E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
G. Expenses -- Distribution expenses and certain transfer agency expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). H.S. Dent Advisors, Inc. ("H.S. Dent") is the Fund's subadvisor. Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.85% of the first $2 billion of the Fund's average daily net assets, plus 0.80% of the Fund's average daily net assets exceeding $2 billion. Under the terms of a subadvisory agreement between AIM and H.S. Dent, AIM pays H.S. Dent at the annual rate of 0.13% of the first $1 billion of the Fund's average daily net assets, plus 0.10% of the next $1 billion of the Fund's average daily net assets, plus 0.07% of the Fund's average daily net assets exceeding $2 billion.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2000, AIM was paid $142,614 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. For the year ended October 31, 2000, AFS was paid $1,416,730 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended October 31, 2000, the Class A, Class B and Class C shares paid AIM Distributors $1,761,595, $5,500,548 and $2,122,364, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $2,007,746 from sales of the Class A shares of the Fund during the year ended October 31, 2000. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 2000, AIM Distributors received $91,369 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.
  During the year ended October 31, 2000, the Fund paid legal fees of $5,640 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

For the year ended October 31, 2000, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $17,188 and reductions in custodian fees of $7,548 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $24,736.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 2000, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 2000 was $2,250,742,114 and $1,070,740,762, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 2000 is as follows:

Aggregate unrealized appreciation of investment securities    $331,644,263
--------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities   (55,825,002)
==========================================================================
Net unrealized appreciation of investment securities          $275,819,261
__________________________________________________________________________
==========================================================================
Cost of investments for tax purposes is $1,455,654,192.

NOTE 7-SHARE INFORMATION

Changes in shares outstanding during the year ended October 31, 2000 and the period June 7, 1999 (date operations commenced) through October 31, 1999 were as follows:

                                                                          2000                           1999
                                                              ----------------------------    --------------------------
                                                                SHARES          AMOUNT          SHARES         AMOUNT
                                                              ----------    --------------    ----------    ------------
Sold:
  Class A                                                     34,788,634    $  547,265,482    14,146,708    $155,933,583
------------------------------------------------------------------------------------------------------------------------
  Class B                                                     37,284,984       583,389,114    14,828,511     163,946,584
------------------------------------------------------------------------------------------------------------------------
  Class C                                                     17,532,275       276,260,624     4,372,731      48,262,483
========================================================================================================================
Reacquired:
  Class A                                                     (4,975,363)      (79,482,548)     (651,441)     (7,308,367)
------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (2,900,834)      (46,046,977)     (179,461)     (2,020,882)
------------------------------------------------------------------------------------------------------------------------
  Class C                                                     (1,492,566)      (23,590,538)     (111,903)     (1,264,036)
========================================================================================================================
                                                              80,237,130    $1,257,795,157    32,405,145    $357,549,365
________________________________________________________________________________________________________________________
========================================================================================================================

NOTE 8-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                            CLASS A
                                                              ------------------------------------
                                                                                    JUNE 7, 1999
                                                                                  (DATE OPERATIONS
                                                                 YEAR ENDED        COMMENCED) TO
                                                              OCTOBER 31, 2000    OCTOBER 31, 1999
                                                              ----------------    ----------------
Net asset value, beginning of period                              $  12.14            $  10.00
--------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                       (0.11)              (0.03)
--------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)              3.37                2.17
==================================================================================================
    Total from investment operations                                  3.26                2.14
==================================================================================================
Net asset value, end of period                                    $  15.40            $  12.14
__________________________________________________________________________________________________
==================================================================================================
Total return(a)                                                      26.85%              21.40%
__________________________________________________________________________________________________
==================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                          $666,929            $163,872
__________________________________________________________________________________________________
==================================================================================================
Ratio of expenses to average net assets                               1.50%(b)            1.60%(c)(d)
==================================================================================================
Ratio of net investment income (loss) to average net assets          (0.93)%(b)          (1.00)%(d)
__________________________________________________________________________________________________
==================================================================================================
Portfolio turnover rate                                                 90%                 29%
__________________________________________________________________________________________________
==================================================================================================

(a) Does not deduct sales charges and is not annualized for periods less than one year.
(b) Ratios are based on average daily net assets of $503,312,753.
(c) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.65% (annualized).
(d) Annualized.

                                                                            CLASS B
                                                              ------------------------------------
                                                                                    JUNE 7, 1999
                                                                                  (DATE OPERATIONS
                                                                 YEAR ENDED        COMMENCED) TO
                                                              OCTOBER 31, 2000    OCTOBER 31, 1999
                                                              ----------------    ----------------
Net asset value, beginning of period                              $  12.11            $  10.00
--------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                       (0.18)              (0.04)
--------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)              3.33                2.15
==================================================================================================
    Total from investment operations                                  3.15                2.11
==================================================================================================
Net asset value, end of period                                    $  15.26            $  12.11
__________________________________________________________________________________________________
==================================================================================================
Total return(a)                                                      26.01%              21.10%
__________________________________________________________________________________________________
==================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                          $748,480            $177,430
__________________________________________________________________________________________________
==================================================================================================
Ratio of expenses to average net assets                               2.17%(b)            2.24%(c)(d)
==================================================================================================
Ratio of net investment income (loss) to average net assets          (1.60)%(b)          (1.64)%(d)
__________________________________________________________________________________________________
==================================================================================================
Portfolio turnover rate                                                 90%                 29%
__________________________________________________________________________________________________
==================================================================================================

(a) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(b) Ratios are based on average daily net assets of $550,054,811.
(c) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.29% (annualized).
(d) Annualized.

                                                                            CLASS C
                                                              ------------------------------------
                                                                                    JUNE 7, 1999
                                                                                  (DATE OPERATIONS
                                                                 YEAR ENDED        COMMENCED) TO
                                                              OCTOBER 31, 2000    OCTOBER 31, 1999
                                                              ----------------    ----------------
Net asset value, beginning of period                              $  12.11            $ 10.00
--------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                       (0.17)             (0.04)
--------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)              3.32               2.15
==================================================================================================
    Total from investment operations                                  3.15               2.11
==================================================================================================
Net asset value, end of period                                    $  15.26            $ 12.11
__________________________________________________________________________________________________
==================================================================================================
Total return(a)                                                      26.01%             21.10%
__________________________________________________________________________________________________
==================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                          $309,821            $51,605
__________________________________________________________________________________________________
==================================================================================================
Ratio of expenses to average net assets                               2.17%(b)           2.24%(c)(d)
==================================================================================================
Ratio of net investment income (loss) to average net assets          (1.60)%(b)         (1.64)%(d)
__________________________________________________________________________________________________
==================================================================================================
Portfolio turnover rate                                                 90%                29%
__________________________________________________________________________________________________
==================================================================================================

(a) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(b) Ratios are based on average daily net assets of $212,236,361.
(c) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.29% (annualized).
(d) Annualized.

                       INDEPENDENT AUDITORS' REPORT

                       To the Shareholders and Board of Trustees
                       AIM Equity Funds:

                       We have audited the accompanying statement of assets and liabilities of AIM Emerging Growth Fund (a portfolio of AIM Equity Funds), including the schedule of investments, as of October 31, 2000, the related statement of operations, the statement of changes in net assets, and financial highlights for the period March 31, 2000 (date operations commenced) through October 31, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.
                           We conducted our audit in accordance with auditing
                       standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
                           In our opinion, the financial statements and
                       financial highlights referred to above present fairly, in all material respects, the financial position of AIM Emerging Growth Fund as of October 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for the period March 31, 2000 (date operations commenced) through October 31, 2000 in conformity with accounting principles generally accepted in the United States of America.

                       /s/ KPMG LLP

                       December 6, 2000
                       Houston, Texas

SCHEDULE OF INVESTMENTS

October 31, 2000

                                                     MARKET
                                       SHARES        VALUE

COMMON STOCKS & OTHER EQUITY
  INTERESTS-82.84%

BIOTECHNOLOGY-0.81%

Invitrogen Corp.(a)                      30,000   $  2,281,875
==============================================================

COMMUNICATIONS EQUIPMENT-11.38%

Acterna Corp.(a)                        210,000      3,360,000
--------------------------------------------------------------
ADC Telecommunications, Inc.(a)         185,000      3,954,375
--------------------------------------------------------------
Avanex Corp.(a)                          10,000      1,015,625
--------------------------------------------------------------
Avici Systems Inc.(a)                    40,000      1,735,000
--------------------------------------------------------------
BreezeCom Ltd. (Israel)(a)               55,000      1,020,937
--------------------------------------------------------------
CommScope, Inc.(a)                      140,000      3,543,750
--------------------------------------------------------------
Exfo Electro-Optical Engineering
  Inc. (Canada)(a)                       13,700        522,312
--------------------------------------------------------------
JDS Uniphase Corp.(a)                    55,000      4,475,625
--------------------------------------------------------------
Proxim, Inc.(a)                          55,000      3,334,375
--------------------------------------------------------------
REMEC, Inc. (a)                         110,000      3,279,375
--------------------------------------------------------------
Sunrise Telecom Inc.(a)                 100,000      2,487,500
--------------------------------------------------------------
UTStarcom, Inc.(a)                      175,000      3,500,000
==============================================================
                                                    32,228,874
==============================================================

COMPUTERS (HARDWARE)-0.66%

National Instruments Corp.(a)            40,000      1,867,500
==============================================================

COMPUTERS (NETWORKING)-8.90%

Emulex Corp.(a)                          10,000      1,468,750
--------------------------------------------------------------
Extreme Networks, Inc.(a)               125,000     10,367,187
--------------------------------------------------------------
Foundry Networks, Inc.(a)                60,000      3,986,250
--------------------------------------------------------------
Juniper Networks, Inc.(a)                17,500      3,412,500
--------------------------------------------------------------
MRV Communications, Inc.(a)              65,000      2,567,500
--------------------------------------------------------------
SonicWALL, Inc.(a)                      120,000      1,792,500
--------------------------------------------------------------
Tellium, Inc.-Series E Conv. Pfd.
  (Acquired 09/19/00; Cost
  $1,604,370)(a)(b)                      53,479      1,604,370
==============================================================
                                                    25,199,057
==============================================================

COMPUTERS (PERIPHERALS)-3.33%

Brocade Communications Systems,
  Inc.(a)                                 5,000      1,136,875
--------------------------------------------------------------
QLogic Corp.(a)                          40,000      3,870,000
--------------------------------------------------------------
SanDisk Corp.(a)                         82,500      4,433,086
==============================================================
                                                     9,439,961
==============================================================

COMPUTERS (SOFTWARE &
  SERVICES)-6.04%

BEA Systems, Inc.(a)                     25,000      1,793,750
--------------------------------------------------------------
Check Point Software Technologies
  Ltd. (Israel)(a)                       20,000      3,167,500
--------------------------------------------------------------
Interwoven, Inc.(a)                      15,000      1,511,250
--------------------------------------------------------------
Macromedia, Inc.(a)                      35,000      2,697,187
--------------------------------------------------------------
Macrovision Corp.(a)                     30,000      2,186,250
--------------------------------------------------------------
RADVision Ltd. (Israel)(a)              100,000      2,212,500
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE

COMPUTERS (SOFTWARE & SERVICES)-(CONTINUED)

Ulticom, Inc.(a)                         15,000   $    716,250
--------------------------------------------------------------
VERITAS Software Corp.(a)                20,000      2,820,312
==============================================================
                                                    17,104,999
==============================================================

ELECTRICAL EQUIPMENT-4.49%

Cree, Inc.(a)                            17,500      1,736,875
--------------------------------------------------------------
Merix Corp.(a)                           70,000      3,269,219
--------------------------------------------------------------
TTM Technologies, Inc.(a)               120,000      2,400,000
--------------------------------------------------------------
Veeco Instruments Inc.(a)                40,000      2,648,125
--------------------------------------------------------------
Viasystems Group, Inc.(a)               187,900      2,665,831
==============================================================
                                                    12,720,050
==============================================================

ELECTRONICS (DEFENSE)-0.55%

Anaren Microwave, Inc.(a)                15,000      1,560,000
==============================================================

ELECTRONICS (INSTRUMENTATION)-5.75%

Alpha Industries, Inc.(a)               145,000      5,781,875
--------------------------------------------------------------
Newport Corp.                            15,000      1,713,047
--------------------------------------------------------------
Photon Dynamics, Inc.(a)                125,000      4,500,000
--------------------------------------------------------------
Tektronix, Inc.                          60,000      4,275,000
==============================================================
                                                    16,269,922
==============================================================

ELECTRONICS (SEMICONDUCTORS)-18.92%

Applied Micro Circuits Corp.(a)          45,000      3,439,687
--------------------------------------------------------------
C-Cube Microsystems Inc.(a)             125,000      2,437,500
--------------------------------------------------------------
Elantec Semiconductor, Inc.(a)           25,000      2,781,250
--------------------------------------------------------------
GlobeSpan, Inc.(a)                       30,000      2,308,125
--------------------------------------------------------------
Integrated Device Technology,
  Inc.(a)                               110,000      6,194,375
--------------------------------------------------------------
Microchip Technology Inc.(a)            202,500      6,404,063
--------------------------------------------------------------
MIPS Technologies, Inc.-Class A(a)      100,000      4,012,500
--------------------------------------------------------------
Oak Technology, Inc.(a)                  60,000      1,683,750
--------------------------------------------------------------
PMC-Sierra, Inc. (Canada)(a)              7,500      1,271,250
--------------------------------------------------------------
SDL, Inc.(a)                             13,500      3,499,875
--------------------------------------------------------------
Semtech Corp.(a)                        100,000      3,225,000
--------------------------------------------------------------
TranSwitch Corp.(a)                      80,000      4,620,000
--------------------------------------------------------------
Virage Logic Corp.(a)                   100,000      1,000,000
--------------------------------------------------------------
Vitesse Semiconductor Corp.(a)           60,000      4,196,250
--------------------------------------------------------------
Zoran Corp.(a)                          130,000      6,516,250
==============================================================
                                                    53,589,875
==============================================================

HEALTH CARE (DRUGS-GENERIC & OTHER)-5.23%

Alpharma Inc.-Class A                   120,000      4,657,500
--------------------------------------------------------------
Barr Laboratories, Inc.(a)               42,500      2,682,813
--------------------------------------------------------------
Medicis Pharmaceutical Corp.-Class
  A(a)                                   40,000      2,945,000
--------------------------------------------------------------
Pain Therapeutics, Inc.(a)               65,000      1,393,438
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE

HEALTH CARE (DRUGS-GENERIC & OTHER)-(CONTINUED)

Shire Pharmaceuticals Group PLC-ADR
  (United Kingdom)(a)                    50,000   $  3,143,750
==============================================================
                                                    14,822,501
==============================================================

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)-4.14%

Akorn, Inc.(a)                          125,000        578,125
--------------------------------------------------------------
ATS Medical, Inc.(a)                    150,000      2,746,875
--------------------------------------------------------------
ICU Medical, Inc.(a)                     85,000      2,125,000
--------------------------------------------------------------
Syncor International Corp.(a)           100,000      2,568,750
--------------------------------------------------------------
Zoll Medical Corp.(a)                    75,000      3,717,188
==============================================================
                                                    11,735,938
==============================================================

HEALTH CARE (SPECIALIZED
  SERVICES)-1.09%

Accredo Health, Inc.(a)                  35,000      1,513,750
--------------------------------------------------------------
Aksys, Ltd.(a)                           99,800      1,559,375
==============================================================
                                                     3,073,125
==============================================================

OIL & GAS (DRILLING &
  EQUIPMENT)-2.03%

Grant Prideco, Inc.(a)                  175,000      3,248,438
--------------------------------------------------------------
Patterson Energy, Inc.(a)                50,000      1,406,250
--------------------------------------------------------------
UTI Energy Corp.(a)                      55,000      1,103,438
==============================================================
                                                     5,758,126
==============================================================

RETAIL (COMPUTERS &
  ELECTRONICS)-1.95%

CDW Computer Centers, Inc.(a)            57,500      3,705,156
==============================================================
Tweeter Home Entertainment Group,
  Inc.(a)                                75,000      1,804,688
==============================================================
                                                     5,509,844
==============================================================

                                                     MARKET
                                       SHARES        VALUE

RETAIL (SPECIALTY)-2.44%

Linens 'n Things, Inc.(a)               225,000   $  6,918,750
==============================================================

TELECOMMUNICATIONS (CELLULAR/WIRELESS)-5.13%

AirGate PCS, Inc.(a)                     75,000      2,915,625
--------------------------------------------------------------
Alamosa PCS Holdings, Inc.(a)           100,000      1,518,750
--------------------------------------------------------------
Powerwave Technologies, Inc.(a)          45,000      2,165,625
--------------------------------------------------------------
Research in Motion Ltd. (Canada)(a)      25,000      2,500,000
--------------------------------------------------------------
Rural Cellular Corp.-Class A(a)          30,000      1,612,500
--------------------------------------------------------------
Western Wireless Corp.-Class A(a)        80,000      3,800,000
==============================================================
                                                    14,512,500
==============================================================
    Total Common Stocks & Other
      Equity Interests (Cost
      $243,627,510)                                234,592,897
==============================================================

MONEY MARKET FUNDS-6.93%

STIC Liquid Assets Portfolio(c)       9,815,930      9,815,930
--------------------------------------------------------------
STIC Prime Portfolio(c)               9,815,930      9,815,930
==============================================================
    Total Money Market Funds (Cost
      $19,631,860)                                  19,631,860
==============================================================
TOTAL INVESTMENTS-89.77% (Cost
  $263,259,370)                                    254,224,757
==============================================================
OTHER ASSETS LESS
  LIABILITIES-10.23%                                28,976,824
==============================================================
NET ASSETS-100.00%                                $283,201,581
______________________________________________________________
==============================================================

Investment Abbreviations:

ADR   - American Depositary Receipt
Conv. - Convertible
Pfd.  - Preferred

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The market value at 10/31/00 represented 0.57% of the Fund's net assets.
(c) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2000


ASSETS:

Investments, at market value (cost
  $263,259,370)                                 $254,224,757
------------------------------------------------------------
Receivables for:
  Investments sold                                25,849,781
------------------------------------------------------------
  Fund shares sold                                 9,576,139
------------------------------------------------------------
  Dividends                                          104,650
------------------------------------------------------------
Investment for deferred compensation plan              2,540
------------------------------------------------------------
Other assets                                         107,352
============================================================
    Total assets                                 289,865,219
============================================================

LIABILITIES:

Payables for:
  Investments purchased                            5,587,130
------------------------------------------------------------
  Fund shares reacquired                             649,470
------------------------------------------------------------
  Deferred compensation plan                           2,540
------------------------------------------------------------
Accrued advisory fees                                229,816
------------------------------------------------------------
Accrued administrative services fees                   4,235
------------------------------------------------------------
Accrued distribution fees                            186,912
------------------------------------------------------------
Accrued transfer agent fees                            2,520
------------------------------------------------------------
Accrued operating expenses                             1,015
============================================================
    Total liabilities                              6,663,638
============================================================
Net assets applicable to shares outstanding     $283,201,581
____________________________________________________________
============================================================

NET ASSETS:

Class A                                         $147,101,308
____________________________________________________________
============================================================
Class B                                         $ 94,739,630
____________________________________________________________
============================================================
Class C                                         $ 41,360,643
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE:

Class A                                           14,011,084
____________________________________________________________
============================================================
Class B                                            9,052,023
____________________________________________________________
============================================================
Class C                                            3,954,091
____________________________________________________________
============================================================
Class A:
  Net asset value and redemption price per
    share                                       $      10.50
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $10.50 divided by
     94.50%)                                    $      11.11
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per share  $      10.47
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per share  $      10.46
____________________________________________________________
============================================================

STATEMENT OF OPERATIONS

For the period March 31, 2000 (date operations commenced) through October 31,
2000


INVESTMENT INCOME:

Dividends                                        $    13,625
------------------------------------------------------------
Dividends from affiliated money market funds         640,391
------------------------------------------------------------
Interest                                              27,557
============================================================
    Total investment income                          681,573
============================================================

EXPENSES:

Advisory fees                                        908,443
------------------------------------------------------------
Administrative services fees                          29,235
------------------------------------------------------------
Custodian fees                                        21,328
------------------------------------------------------------
Distribution fees -- Class A                         198,509
------------------------------------------------------------
Distribution fees -- Class B                         349,519
------------------------------------------------------------
Distribution fees -- Class C                         152,068
------------------------------------------------------------
Transfer agent fees -- Class A                        94,652
------------------------------------------------------------
Transfer agent fees -- Class B                        72,249
------------------------------------------------------------
Transfer agent fees -- Class C                        31,434
------------------------------------------------------------
Trustees' fees                                         4,083
------------------------------------------------------------
Registration and filing fees                         252,000
------------------------------------------------------------
Other                                                 33,531
============================================================
    Total expenses                                 2,147,051
============================================================
Less: Expenses paid indirectly                        (6,005)
============================================================
    Net expenses                                   2,141,046
============================================================
Net investment income (loss)                      (1,459,473)
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES:

Net realized gain from:
  Investment securities                           10,994,086
------------------------------------------------------------
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                           (9,034,614)
============================================================
Net gain from investment securities                1,959,472
============================================================
Net increase in net assets resulting from
  operations                                     $   499,999
____________________________________________________________
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the period March 31, 2000 (date operations commenced) through October 31,
2000

                                                                  2000
                                                              ------------

OPERATIONS:

  Net investment income (loss)                                $ (1,459,473)
--------------------------------------------------------------------------
  Net realized gain from investment securities                  10,994,086
--------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                       (9,034,614)
==========================================================================
    Net increase in net assets resulting from operations           499,999
==========================================================================
Share transactions-net:
  Class A                                                      145,911,913
--------------------------------------------------------------------------
  Class B                                                       95,639,839
--------------------------------------------------------------------------
  Class C                                                       41,149,830
==========================================================================
    Net increase in net assets                                 283,201,581
==========================================================================

NET ASSETS:

  Beginning of year                                                     --
==========================================================================
  End of year                                                 $283,201,581
__________________________________________________________________________
==========================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $283,472,289
--------------------------------------------------------------------------
  Undistributed net investment income (loss)                      (138,021)
--------------------------------------------------------------------------
  Undistributed net realized gain from investment securities     8,901,927
--------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities                                                  (9,034,614)
==========================================================================
                                                              $283,201,581
__________________________________________________________________________
==========================================================================

NOTES TO FINANCIAL STATEMENTS

October 31, 2000

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Emerging Growth Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eleven separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund commenced operations on March 31, 2000. Prior to June 17, 2000 the Fund was organized as a series portfolio of AIM Equity Funds, Inc. At a meeting held on February 3, 2000, the Board of Directors of AIM Equity Funds, Inc. approved an Agreement and Plan of Reorganization (the "Reorganization") which reorganized the Fund as a series portfolio of the Trust. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital.
   The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.
B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
      On October 31, 2000, undistributed net investment income was increased by $1,321,452, undistributed net realized gains decreased by $2,092,159 and paid in capital increased by $770,707 as a result of book/tax differences due to utilization of a portion of the proceeds from redemptions as distributions for federal income tax purposes, stock issuance cost reclassifications and net operating loss reclassifications. Net assets of the Fund were unaffected by the reclassification discussed above.
C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.
D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. Expenses -- Distribution expenses and certain transfer agency expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.85% of the first $1 billion of the Fund's average daily net assets plus 0.80% of the Fund's average daily net assets over $1 billion.
   The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. During the period March 31, 2000 (date operations commenced) through October 31, 2000, AIM was paid $29,235 for such services.
   The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the period March 31, 2000 (date operations commenced) through October 31, 2000, AFS was paid $127,769 for such services.
   The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Company has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. During the period March 31, 2000 (date operations commenced) through October 31, 2000, the Class A, Class B and Class C shares paid AIM Distributors $198,509, $349,519 and $152,068, respectively, as compensation under the Plans.
   AIM Distributors received commissions of $336,338 from sales of the Class A shares of the Fund during the period March 31, 2000 (date operations commenced) through October 31, 2000. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the period March 31, 2000 (date operations commenced) through October 31, 2000, AIM Distributors received $9,199 in contingent deferred sales charges imposed on redemptions of Fund shares.
   Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.
   During the period March 31, 2000 (date operations commenced) through October 31, 2000, the Fund paid legal fees of $2,215 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

For the period March 31, 2000 (date operations commenced) through October 31, 2000, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $1,506 and reductions in custodian fees of $4,499 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $6,005.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the period March 31, 2000 (date operations commenced) through October 31, 2000, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the period March 31, 2000 (date operations commenced) through October 31, 2000 was $408,985,049 and $176,351,624, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 2000 is as follows:

Aggregate unrealized appreciation of investment securities    $ 22,689,393
--------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities   (35,332,021)
==========================================================================
Net unrealized appreciation (depreciation) of investment
  securities                                                  $(12,642,628)
__________________________________________________________________________
==========================================================================
Cost of investments for tax purposes is $266,867,384.

NOTE 7-SHARE INFORMATION

Changes in shares outstanding during the period March 31, 2000 (date operations commenced) through October 31, 2000 were as follows:

                                                                     OCTOBER 31,
                                                                         2000
                                                              --------------------------
                                                                SHARES         AMOUNT
                                                              ----------    ------------
Sold:
  Class A                                                     18,240,329    $192,061,883
----------------------------------------------------------------------------------------
  Class B                                                      9,701,917     102,240,743
----------------------------------------------------------------------------------------
  Class C                                                      4,148,798      43,170,645
========================================================================================
Reacquired:
  Class A                                                     (4,229,245)    (46,149,970)
----------------------------------------------------------------------------------------
  Class B                                                       (649,894)     (6,600,904)
----------------------------------------------------------------------------------------
  Class C                                                       (194,707)     (2,020,815)
========================================================================================
                                                              27,017,198    $282,701,582
________________________________________________________________________________________
========================================================================================

NOTE 8-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                  CLASS A            CLASS B            CLASS C
                                                              ----------------   ----------------   ----------------
                                                               MARCH 31, 2000     MARCH 31, 2000     MARCH 31, 2000
                                                              (DATE OPERATIONS   (DATE OPERATIONS   (DATE OPERATIONS
                                                               COMMENCED) TO      COMMENCED) TO      COMMENCED) TO
                                                                OCTOBER 31,        OCTOBER 31,        OCTOBER 31,
                                                                    2000               2000               2000
                                                              ----------------   ----------------   ----------------
Net asset value, beginning of period                              $  10.00           $  10.00           $  10.00
--------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                       (0.04)             (0.07)             (0.07)
--------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)              0.54               0.54               0.53
====================================================================================================================
    Total from investment operations                                  0.50               0.47               0.46
====================================================================================================================
Net asset value, end of period                                    $  10.50           $  10.47           $  10.46
____________________________________________________________________________________________________________________
====================================================================================================================
Total return(a)                                                       5.00%              4.70%              4.60%
____________________________________________________________________________________________________________________
====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                          $147,101           $ 94,740           $ 41,361
____________________________________________________________________________________________________________________
====================================================================================================================
Ratio of expenses to average net assets                               1.68%(b)           2.37%(b)           2.37%(b)
====================================================================================================================
Ratio of net investment income (loss) to average net assets          (1.04)%(b)         (1.73)%(b)         (1.73)%(b)
____________________________________________________________________________________________________________________
====================================================================================================================
Portfolio turnover rate                                                111%               111%               111%
____________________________________________________________________________________________________________________
====================================================================================================================

(a) Does not include sales charges or contingent deferred sales charges and is not annualized for periods less than one year.
(b) Ratios are annualized and based on average daily net assets of $96,550,776, $59,499,434 and $25,886,903 for Class A, Class B and Class C, respectively.

                       INDEPENDENT AUDITORS' REPORT

                       To the Shareholders and Board of Trustees
                       AIM Equity Funds:

                       We have audited the accompanying statement of assets and liabilities of AIM Large Cap Basic Value Fund (a portfolio of AIM Equity Funds), including the schedule of investments, as of October 31, 2000, the related statement of operations for the year ended, the statement of changes in net assets, and financial highlights for the one-year period then ended and the period June 30, 1999 (date operations commenced) through October 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

                       We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                       In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Large Cap Basic Value Fund as of October 31, 2000, the results of its operations for the year ended, the changes in its net assets and the financial highlights for the one-year period then ended and the period June 30, 1999 (date operations commenced) through October 31, 1999 in conformity with accounting principles generally accepted in the United States of America.

                       /s/ KPMG LLP

                       December 6, 2000
                       Houston, Texas

SCHEDULE OF INVESTMENTS

October 31, 2000

                                                     MARKET
                                        SHARES        VALUE
COMMON STOCKS & OTHER EQUITY
  INTERESTS-90.62%

AUTOMOBILES-1.50%

General Motors Corp.                       2,400   $   149,100
==============================================================

BANKS (MAJOR REGIONAL)-1.76%

FleetBoston Financial Corp.                4,600       174,800
==============================================================

BANKS (MONEY CENTER)-4.82%

Bank of America Corp.                      4,300       206,669
--------------------------------------------------------------
Chase Manhattan Corp. (The)                6,000       273,000
==============================================================
                                                       479,669
==============================================================

CHEMICALS-1.52%

Air Products & Chemicals, Inc.             4,050       151,116
==============================================================

COMPUTERS (HARDWARE)-2.11%

Compaq Computer Corp.                      6,900       209,829
==============================================================

COMPUTERS (SOFTWARE & SERVICES)-2.63%

Computer Associates International,
  Inc.                                     8,200       261,375
==============================================================

DISTRIBUTORS (FOOD & HEALTH)-1.63%

McKesson HBOC, Inc.                        5,800       162,762
==============================================================

ELECTRIC COMPANIES-2.90%

Edison International                       4,300       102,662
--------------------------------------------------------------
PG&E Corp.                                 5,900       158,931
--------------------------------------------------------------
Southern Energy, Inc.(a)                   1,000        27,250
==============================================================
                                                       288,843
==============================================================

ELECTRICAL EQUIPMENT-1.39%

Koninklijke (Royal) Philips
  Electronics N.V.-ADR (Netherlands)       3,470       138,583
==============================================================

FINANCIAL (DIVERSIFIED)-8.72%

Associates First Capital Corp.-Class
  A                                        4,900       181,912
--------------------------------------------------------------
Citigroup Inc.                             2,033       106,987
--------------------------------------------------------------
Freddie Mac                                5,900       354,000
--------------------------------------------------------------
MGIC Investment Corp.                      3,300       224,812
==============================================================
                                                       867,711
==============================================================

HEALTH CARE (DRUGS-MAJOR
  PHARMACEUTICALS)-2.08%

Pharmacia Corp.                            3,757       206,635
==============================================================

HEALTH CARE (HOSPITAL
  MANAGEMENT)-4.66%

HCA-Healthcare Corp. (The)                 8,100       323,494
--------------------------------------------------------------
Health Management Associates,
  Inc.-Class A(a)                          7,100       140,669
==============================================================
                                                       464,163
==============================================================

HEALTH CARE (MANAGED CARE)-2.31%

UnitedHealth Group Inc.                    2,100       229,687
==============================================================

                                                     MARKET
                                        SHARES        VALUE
INSURANCE (LIFE/HEALTH)-2.19%

UnumProvident Corp.                        7,700   $   217,525
==============================================================

INSURANCE (MULTI-LINE)-1.92%

American International Group, Inc.         1,947       190,806
==============================================================

INSURANCE (PROPERTY & CASUALTY)-0.93%

XL Capital Ltd.-Class A (Bermuda)          1,200        92,250
==============================================================

INSURANCE BROKERS-4.97%

Aon Corp.                                  8,300       343,931
--------------------------------------------------------------
Marsh & McLennan Cos., Inc.                1,150       150,362
==============================================================
                                                       494,293
==============================================================

LEISURE TIME (PRODUCTS)-1.47%

Mattel, Inc.                              11,300       146,194
==============================================================

MANUFACTURING (DIVERSIFIED)-5.83%

Honeywell International Inc.               3,600       193,725
--------------------------------------------------------------
Illinois Tool Works Inc.                   3,700       205,581
--------------------------------------------------------------
Tyco International Ltd. (Bermuda)          3,200       181,400
==============================================================
                                                       580,706
==============================================================

NATURAL GAS-1.26%

Dynegy Inc.-Class A                        2,700       125,044
==============================================================

OIL & GAS (DRILLING &
  EQUIPMENT)-5.00%

ENSCO International Inc.                   3,200       106,400
--------------------------------------------------------------
Schlumberger Ltd.                          1,800       137,025
--------------------------------------------------------------
Transocean Sedco Forex Inc.                2,877       152,481
--------------------------------------------------------------
Weatherford International, Inc.(a)         2,800       102,200
==============================================================
                                                       498,106
==============================================================

OIL (INTERNATIONAL INTEGRATED)-1.74%

Exxon Mobil Corp.                          1,946       173,559
==============================================================

PAPER & FOREST PRODUCTS-1.29%

International Paper Co.                    3,500       128,187
==============================================================

PHOTOGRAPHY/IMAGING-1.58%

Eastman Kodak Co.                          3,500       157,063
==============================================================

RETAIL (FOOD CHAINS)-3.51%

Kroger Co. (The)(a)                       15,500       349,719
==============================================================

RETAIL (GENERAL MERCHANDISE)-2.36%

Target Corp.                               8,500       234,813
==============================================================

RETAIL (SPECIALTY-APPAREL)-0.47%

Gap, Inc. (The)                            1,800        46,463
==============================================================

SERVICES (COMMERCIAL &
  CONSUMER)-2.19%

H&R Block, Inc.                            6,100       217,694
==============================================================

                                                     MARKET
                                        SHARES        VALUE
SERVICES (COMPUTER SYSTEMS)-3.58%

Electronic Data Systems Corp.              4,000   $   187,750
--------------------------------------------------------------
SunGard Data Systems Inc.(a)               3,300       168,713
==============================================================
                                                       356,463
==============================================================

SERVICES (DATA PROCESSING)-2.67%

First Data Corp.                           5,300       265,663
==============================================================

TELECOMMUNICATIONS (LONG
  DISTANCE)-2.21%

AT&T Corp.                                 9,500       220,281
==============================================================

TELEPHONE-3.71%

SBC Communications Inc.                    5,200       299,975
--------------------------------------------------------------
Verizon Communications                     1,200        69,375
==============================================================
                                                       369,350
==============================================================

WASTE MANAGEMENT-3.71%

Waste Management, Inc.                    18,450       369,000
==============================================================
    Total Common Stocks & Other
      Equity Interests (Cost
      $8,330,962)                                    9,017,452
==============================================================

                                       PRINCIPAL     MARKET
                                        AMOUNT        VALUE
U.S. GOVERNMENT AGENCY
  SECURITIES-11.63%

FEDERAL HOME LOAN MORTGAGE CORP.
  ("FHLMC")

Discount Notes, 6.45%, 11/01/00 (Cost
  $1,157,000)(b)                       1,157,000   $ 1,157,000
==============================================================
TOTAL INVESTMENTS-102.25%
  (Cost $9,487,962)                                 10,174,452
==============================================================
LIABILITIES LESS OTHER ASSETS-(2.25%)                 (223,905)
==============================================================
NET ASSETS-100.00%                                 $ 9,950,547
______________________________________________________________
==============================================================

Investment Abbreviation:

ADR - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) The Interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2000


ASSETS:

Investments, at market value (cost $9,487,962)   $10,174,452
------------------------------------------------------------
Cash                                                   1,178
------------------------------------------------------------
Receivables for:
  Investments sold                                    26,209
------------------------------------------------------------
  Fund shares sold                                   314,812
------------------------------------------------------------
  Dividends                                            7,114
------------------------------------------------------------
Investment for deferred compensation plan              6,329
------------------------------------------------------------
Due from advisor                                      10,855
------------------------------------------------------------
Other assets                                          14,371
============================================================
    Total assets                                  10,555,320
============================================================

LIABILITIES:

Payables for:
  Investments purchased                              527,099
------------------------------------------------------------
  Fund shares reacquired                              35,034
------------------------------------------------------------
  Deferred compensation plan                           6,329
------------------------------------------------------------
Accrued administrative services fees                   4,235
------------------------------------------------------------
Accrued distribution fees                              3,874
------------------------------------------------------------
Accrued trustees' fees                                   546
------------------------------------------------------------
Accrued transfer agent fees                              561
------------------------------------------------------------
Accrued operating expenses                            27,095
============================================================
    Total liabilities                                604,773
============================================================
Net assets applicable to shares outstanding      $ 9,950,547
____________________________________________________________
============================================================

NET ASSETS:

Class A                                          $ 5,888,058
____________________________________________________________
============================================================
Class B                                          $ 2,814,613
____________________________________________________________
============================================================
Class C                                          $ 1,247,876
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE:

Class A                                              488,797
____________________________________________________________
============================================================
Class B                                              234,142
____________________________________________________________
============================================================
Class C                                              103,826
____________________________________________________________
============================================================
Class A:
  Net asset value and redemption price per
    share                                        $     12.05
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $12.05 divided by
      94.50%)                                    $     12.75
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per share   $     12.02
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per share   $     12.02
____________________________________________________________
============================================================

STATEMENT OF OPERATIONS

For the year ended October 31, 2000


INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $52)                                            $  25,653
-----------------------------------------------------------
Interest                                             13,471
===========================================================
    Total investment income                          39,124
===========================================================

EXPENSES:

Advisory fees                                        12,555
-----------------------------------------------------------
Administrative services fee                          50,000
-----------------------------------------------------------
Custodian fees                                       10,073
-----------------------------------------------------------
Distribution fees -- Class A                          5,816
-----------------------------------------------------------
Distribution fees -- Class B                          3,172
-----------------------------------------------------------
Distribution fees -- Class C                          1,135
-----------------------------------------------------------
Transfer agent fees -- Class A                        2,111
-----------------------------------------------------------
Transfer agent fees -- Class B                          292
-----------------------------------------------------------
Transfer agent fees -- Class C                          104
-----------------------------------------------------------
Trustees' fees                                        7,251
-----------------------------------------------------------
Registration and filing fees                         28,222
-----------------------------------------------------------
Printing                                             14,474
-----------------------------------------------------------
Professional fees                                    35,552
-----------------------------------------------------------
Other                                                 3,897
===========================================================
    Total expenses                                  174,654
===========================================================
Less: Fees waived and expenses reimbursed          (145,517)
-----------------------------------------------------------
    Expenses paid indirectly                            (64)
===========================================================
    Net expenses                                     29,073
===========================================================
Net investment income                                10,051
===========================================================

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES AND FUTURES CONTRACTS:

Net realized gain (loss) from:
  Investment securities                                 454
-----------------------------------------------------------
  Futures contracts                                    (429)
===========================================================
                                                         25
===========================================================
Change in net unrealized appreciation of
  investment securities                             771,563
===========================================================
Net gain from investment securities and futures
  contracts                                         771,588
===========================================================
Net increase in net assets resulting from
  operations                                      $ 781,639
___________________________________________________________
===========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 2000 and 1999

                                                                 2000          1999
                                                              ----------    ----------

OPERATIONS:

  Net investment income                                       $   10,051    $    3,308
--------------------------------------------------------------------------------------
  Net realized gain from investment securities and futures
    contracts                                                         25         8,496
--------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and futures contracts                  771,563       (85,073)
======================================================================================
    Net increase (decrease) in net assets resulting from
      operations                                                 781,639       (73,269)
======================================================================================
Distributions to shareholders from net investment income:
  Class A                                                        (19,234)           --
--------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Class A                                                        (12,288)           --
--------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                      4,188,609     1,226,376
--------------------------------------------------------------------------------------
  Class B                                                      2,671,623            --
--------------------------------------------------------------------------------------
  Class C                                                      1,187,091            --
======================================================================================
    Net increase in net assets                                 8,797,440     1,153,107
======================================================================================

NET ASSETS:

  Beginning of year                                            1,153,107            --
======================================================================================
  End of year                                                 $9,950,547    $1,153,107
______________________________________________________________________________________
======================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $9,238,062    $1,222,360
--------------------------------------------------------------------------------------
  Undistributed net investment income                             29,765         7,324
--------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities and futures contracts                              (3,770)        8,496
--------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities and futures contracts                             686,490       (85,073)
======================================================================================
                                                              $9,950,547    $1,153,107
______________________________________________________________________________________
======================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 2000

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Large Cap Basic Value Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eleven separate portfolios, each having an unlimited number of shares of beneficial interest. Prior to June 17, 2000 the Fund was organized as a series portfolio of AIM Equity Funds, Inc. At a meeting held on February 3, 2000, the Board of Directors of AIM Equity Funds, Inc. approved an Agreement and Plan of Reorganization (the "Reorganization") which reorganized the Fund as a series portfolio of the Trust. Shareholders of the Fund approved the Reorganization at a meeting held on June 16, 2000. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital with a secondary objective of current income.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
 A. Security Valuations -- A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.
B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
     On October 31, 2000, undistributed net investment income was increased by $31,624, undistributed net realized gains decreased by $3 and paid in capital decreased by $31,621 as a nondeductible organizational expense reclassifications. Net assets of the Fund were unaffected by the reclassification discussed above.
C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.
D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. Futures Contracts -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in value of the contracts may not correlate with changes in the value of the securities being hedged.
F. Expenses -- Distribution expenses and certain transfer agency expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.60% of the first $1 billion of the Fund's average daily net assets, plus 0.575% over $1 billion to and including $2 billion of the Fund's average daily net assets and 0.55% of the Fund's average daily net assets over $2 billion. During the year ended October 31, 2000, AIM waived fees of $12,555 and reimbursed expenses of $132,962.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2000, AIM was paid $50,000 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. For the year ended October 31, 2000, AFS was paid $1,108 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended October 31, 2000, the Class A, Class B and Class C shares paid AIM Distributors $5,816, $3,172 and $1,135, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $12,029 from sales of the Class A shares of the Fund during the year ended October 31, 2000. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 2000, AIM Distributors received $502 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.
  During the year ended October 31, 2000, the Fund paid legal fees of $3,949 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

For the year ended October 31, 2000, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $24 and reductions in custodian fees of $40 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $64.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 2000, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 2000 was $8,436,977 and $1,232,827, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 2000 is as follows:

Aggregate unrealized appreciation of
  investment securities                        $ 775,069
--------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                         (137,872)
========================================================
Net unrealized appreciation of investment
  securities                                   $ 637,197
________________________________________________________
========================================================
Cost of investments for tax purposes is $9,537,255.

NOTE 7-SHARE INFORMATION

Changes in shares outstanding during the year ended October 31, 2000 and the period June 30, 1999 (date operations commenced) through October 31, 1999 were as follows:

                                                                      2000                     1999
                                                              ---------------------    ---------------------
                                                              SHARES       AMOUNT      SHARES       AMOUNT
                                                              -------    ----------    -------    ----------
Sold:
  Class A                                                     406,940    $4,618,456    125,927    $1,256,078
------------------------------------------------------------------------------------------------------------
  Class B                                                     238,116     2,718,547         --            --
------------------------------------------------------------------------------------------------------------
  Class C                                                     104,697     1,197,020         --            --
============================================================================================================
Issued as reinvestment of dividends:
  Class A                                                       3,346        31,522         --            --
============================================================================================================
Reacquired:
  Class A                                                     (44,224)     (461,369)    (3,192)      (29,702)
------------------------------------------------------------------------------------------------------------
  Class B                                                      (3,974)      (46,924)        --            --
------------------------------------------------------------------------------------------------------------
  Class C                                                        (871)       (9,929)        --            --
============================================================================================================
                                                              704,030    $8,047,323    122,735    $1,226,376
____________________________________________________________________________________________________________
============================================================================================================

NOTE 8-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                            CLASS A
                                                                -------------------------------
                                                                                JUNE 30, 1999
                                                                               (DATE OPERATIONS
                                                                YEAR ENDED      COMMENCED) TO
                                                                OCTOBER 31,      OCTOBER 31,
                                                                  2000(a)            1999
                                                                -----------    ----------------
Net asset value, beginning of period                              $ 9.40            $10.00
-----------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                             0.07              0.03
-----------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                     2.88             (0.63)
===============================================================================================
    Total from investment operations                                2.95             (0.60)
===============================================================================================
Less distributions:
  Dividends from net investment income                             (0.18)               --
-----------------------------------------------------------------------------------------------
  Distributions from net realized gains                            (0.12)               --
===============================================================================================
    Total distributions                                            (0.30)               --
===============================================================================================
Net asset value, end of period                                    $12.05            $ 9.40
_______________________________________________________________________________________________
===============================================================================================
Total return(b)                                                    32.21%            (6.00)%
_______________________________________________________________________________________________
===============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                          $5,888            $1,153
_______________________________________________________________________________________________
===============================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                  1.25%(c)          1.25%(d)
-----------------------------------------------------------------------------------------------
  Without fee waivers                                               8.21%(c)         10.02%(d)
===============================================================================================
Ratio of net investment income to average net assets                0.62%(c)          0.87%(d)
_______________________________________________________________________________________________
===============================================================================================
Portfolio turnover rate                                               57%               10%
_______________________________________________________________________________________________
===============================================================================================

(a) Calculated using average shares outstanding.
(b) Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are based on average daily net assets of $1,661,756.
(d) Annualized.

                                                                   CLASS B
                                                                --------------
                                                                AUGUST 1, 2000
                                                                 (DATE SALES
                                                                COMMENCED) TO
                                                                 OCTOBER 31,
                                                                     2000
                                                                --------------
Net asset value, beginning of period                                $10.85
------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                 --
------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)              1.17
==============================================================================
    Total from investment operations                                  1.17
==============================================================================
Net asset value, end of period                                      $12.02
______________________________________________________________________________
==============================================================================
Total return(a)                                                      10.78%
______________________________________________________________________________
==============================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                            $2,815
______________________________________________________________________________
==============================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                    1.93%(b)
------------------------------------------------------------------------------
  Without fee waivers                                                 8.89%(b)
==============================================================================
Ratio of net investment loss to average net assets                   (0.06)%(b)
______________________________________________________________________________
==============================================================================
Portfolio turnover rate                                                 57%
______________________________________________________________________________
==============================================================================

(a) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(b) Ratios are annualized and based on average daily net assets of $1,262,046.

                                                                   CLASS C
                                                                --------------
                                                                AUGUST 1, 2000
                                                                 (DATE SALES
                                                                COMMENCED) TO
                                                                 OCTOBER 31,
                                                                     2000
                                                                --------------
Net asset value, beginning of period                                $10.85
------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                 --
==============================================================================
  Net gains on securities (both realized and unrealized)              1.17
==============================================================================
    Total from investment operations                                  1.17
==============================================================================
Net asset value, end of period                                      $12.02
______________________________________________________________________________
==============================================================================
Total return(a)                                                      10.78%
______________________________________________________________________________
==============================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                            $1,248
______________________________________________________________________________
==============================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                    1.93%(b)
------------------------------------------------------------------------------
  Without fee waivers                                                 8.89%(b)
==============================================================================
Ratio of net investment loss to average net assets                   (0.06)%(b)
______________________________________________________________________________
==============================================================================
Portfolio turnover rate                                                 57%
______________________________________________________________________________
==============================================================================

(a) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(b) Ratios are annualized and based on average daily net assets of $451,456.

                       INDEPENDENT AUDITORS' REPORT

                       To the Shareholders and Board of Trustees
                       AIM Equity Funds:

                       We have audited the accompanying statement of assets and liabilities of AIM Large Cap Growth Fund (a portfolio of AIM Equity Funds), including the schedule of investments, as of October 31, 2000, the related statement of operations for the year then ended, the statement of changes in net assets, and financial highlights for the one-year period then ended and the period March 1, 1999 (date operations commenced) through October 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

                       We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                       In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Large Cap Growth Fund as of October 31, 2000, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the one-year period then ended and the period March 1, 1999 (date operations commenced) through October 31, 1999 in conformity with accounting principles generally accepted in the United States of America.

                       /s/ KPMG LLP

                       December 6, 2000
                       Houston, Texas

SCHEDULE OF INVESTMENTS

October 31, 2000

                                                     MARKET
                                        SHARES        VALUE

COMMON STOCKS & OTHER EQUITY
  INTERESTS-85.88%

BIOTECHNOLOGY-1.47%

Amgen Inc.(a)                            131,000   $ 7,589,812
==============================================================

COMMUNICATIONS EQUIPMENT-2.51%

Comverse Technology, Inc.(a)              70,000     7,822,500
--------------------------------------------------------------
Redback Networks Inc.(a)                  48,000     5,109,000
==============================================================
                                                    12,931,500
==============================================================

COMPUTERS (HARDWARE)-5.70%

McDATA Corp.-Class B(a)                   45,000     3,751,172
--------------------------------------------------------------
Sun Microsystems, Inc.(a)                231,000    25,612,125
==============================================================
                                                    29,363,297
==============================================================

COMPUTERS (NETWORKING)-6.88%

Cisco Systems, Inc.(a)                   511,000    27,530,125
--------------------------------------------------------------
Juniper Networks, Inc.(a)                 29,000     5,655,000
--------------------------------------------------------------
VeriSign, Inc.(a)                         17,000     2,244,000
==============================================================
                                                    35,429,125
==============================================================

COMPUTERS (PERIPHERALS)-9.65%

Brocade Communications Systems,
  Inc.(a)                                 97,000    22,055,375
--------------------------------------------------------------
EMC Corp.(a)                             257,000    22,889,062
--------------------------------------------------------------
Network Appliance, Inc.(a)                40,000     4,760,000
==============================================================
                                                    49,704,437
==============================================================

COMPUTERS (SOFTWARE &
  SERVICES)-18.48%

Ariba, Inc.(a)                            65,000     8,214,375
--------------------------------------------------------------
BEA Systems, Inc.(a)                      92,000     6,601,000
--------------------------------------------------------------
CacheFlow Inc.(a)                         33,000     3,564,000
--------------------------------------------------------------
Check Point Software Technologies
  Ltd. (Israel)(a)                       150,000    23,756,250
--------------------------------------------------------------
i2 Technologies, Inc.(a)                  47,000     7,990,000
--------------------------------------------------------------
Intuit Inc.(a)                            75,000     4,607,812
--------------------------------------------------------------
Oracle Corp.(a)                          235,000     7,755,000
--------------------------------------------------------------
Siebel Systems, Inc.(a)                  150,000    15,740,625
--------------------------------------------------------------
VERITAS Software Corp.(a)                120,000    16,921,875
==============================================================
                                                    95,150,937
==============================================================

ELECTRICAL EQUIPMENT-6.42%

General Electric Co.                     603,000    33,051,937
==============================================================

ELECTRONICS (INSTRUMENTATION)-1.76%

Waters Corp.(a)                          125,000     9,070,313
==============================================================

ELECTRONICS (SEMICONDUCTORS)-3.53%

Applied Micro Circuits Corp.(a)           40,000     3,057,500
--------------------------------------------------------------

                                                     MARKET
                                        SHARES        VALUE

ELECTRONICS (SEMICONDUCTORS)-(CONTINUED)

PMC-Sierra, Inc. (Canada)(a)              60,000   $10,170,000
--------------------------------------------------------------
SDL, Inc.(a)                              19,000     4,925,750
==============================================================
                                                    18,153,250
==============================================================

EQUIPMENT (SEMICONDUCTOR)-1.30%

Broadcom Corp.-Class A(a)                 30,000     6,671,250
==============================================================

FINANCIAL (DIVERSIFIED)-2.10%

American Express Co.                     180,000    10,800,000
==============================================================

HEALTH CARE (DRUGS-GENERIC &
  OTHER)-3.16%

Forest Laboratories, Inc.(a)              58,000     7,685,000
--------------------------------------------------------------
Genentech, Inc.(a)                       104,000     8,580,000
==============================================================
                                                    16,265,000
==============================================================

HEALTH CARE (DRUGS-MAJOR
  PHARMACEUTICALS)-6.11%

Allergan, Inc.                            50,000     4,203,125
--------------------------------------------------------------
Pfizer Inc.                              497,000    21,464,188
--------------------------------------------------------------
Pharmacia Corp.                          105,000     5,775,000
==============================================================
                                                    31,442,313
==============================================================

HEALTH CARE (MEDICAL PRODUCTS &
  SUPPLIES)-2.64%

Medtronic, Inc.                           56,000     3,041,500
--------------------------------------------------------------
PE Corp-PE Biosystems Group               90,000    10,530,000
==============================================================
                                                    13,571,500
==============================================================

HEALTH CARE (SPECIALIZED
  SERVICES)-0.72%

Alza Corp.(a)                             46,000     3,723,125
==============================================================

INSURANCE (MULTI-LINE)-2.00%

American International Group, Inc.       105,000    10,290,000
==============================================================

INVESTMENTS-2.80%

Nasdaq 100 Shares(a)                     176,000    14,410,000
==============================================================

LEISURE TIME (PRODUCTS)-1.26%

Harley-Davidson, Inc.                    135,000     6,505,313
==============================================================

NATURAL GAS-5.08%

Dynegy Inc.-Class A                      228,000    10,559,250
--------------------------------------------------------------
Enron Corp.                              190,000    15,591,875
==============================================================
                                                    26,151,125
==============================================================

POWER PRODUCERS (INDEPENDENT)-0.80%

Calpine Corp.(a)                          52,000     4,104,750
==============================================================

                                     FS-80

                                                     MARKET
                                        SHARES        VALUE

SERVICES
  (ADVERTISING/MARKETING)-1.51%

Omnicom Group Inc.                        33,000   $ 3,044,250
--------------------------------------------------------------
TMP Worldwide, Inc.(a)                    67,800     4,719,516
==============================================================
                                                     7,763,766
==============================================================
    Total Common Stocks & Other
      Equity Interests (Cost
      $417,739,684)                                442,142,750
==============================================================

                                     PRINCIPAL
                                       AMOUNT

U.S. TREASURY SECURITIES-0.49%

U.S. TREASURY BILLS-0.49%

  6.38%, 12/21/00 (Cost
    $2,542,910)(b)                   $2,565,000(c)   2,543,095
==============================================================

                                                     MARKET
                                       SHARES        VALUE

MONEY MARKET FUNDS-14.84%

STIC Liquid Assets Portfolio(d)      38,210,031   $ 38,210,031
--------------------------------------------------------------
STIC Prime Portfolio(d)              38,210,031     38,210,031
==============================================================
    Total Money Market Funds (Cost
      $76,420,062)                                  76,420,062
==============================================================
TOTAL INVESTMENTS-101.21% (Cost
  $496,702,656)                                    521,105,907
==============================================================
LIABILITIES LESS OTHER
  ASSETS-(1.21%)                                    (6,233,856)
==============================================================
NET ASSETS-100.00%                                $514,872,051
______________________________________________________________
==============================================================

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) U.S. Treasury bills are traded on a discount basis. In such cases the interest rate shown represents the rate of discount paid or received at the time of purchase by the fund.
(c) The principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 8.
(d) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2000


ASSETS:

Investments, at market value (cost
  $496,702,656)                              $521,105,907
---------------------------------------------------------
Receivables for:
  Investments sold                             10,229,685
---------------------------------------------------------
  Variation margin                              1,156,250
---------------------------------------------------------
  Fund shares sold                             15,371,029
---------------------------------------------------------
  Dividends                                       255,616
---------------------------------------------------------
Investment for deferred compensation plan           9,558
=========================================================
    Total assets                             $548,128,045
=========================================================

LIABILITIES:

Payables for:
  Investments purchased                        31,918,601
---------------------------------------------------------
  Fund shares reacquired                          516,366
---------------------------------------------------------
  Deferred compensation plan                        9,558
---------------------------------------------------------
Accrued advisory fees                             303,714
---------------------------------------------------------
Accrued distribution fees                         290,055
---------------------------------------------------------
Accrued trustees' fees                                573
---------------------------------------------------------
Accrued transfer agent fees                        86,150
---------------------------------------------------------
Accrued operating expenses                        130,977
=========================================================
    Total liabilities                          33,255,994
=========================================================
Net assets applicable to shares outstanding  $514,872,051
_________________________________________________________
=========================================================

NET ASSETS:

Class A                                      $225,255,390
_________________________________________________________
=========================================================
Class B                                      $210,224,186
_________________________________________________________
=========================================================
Class C                                      $ 79,392,475
_________________________________________________________
=========================================================

SHARES OUTSTANDING, $0.001 PAR VALUE
  PER SHARE:

Class A                                        12,699,894
_________________________________________________________
=========================================================
Class B                                        11,982,641
_________________________________________________________
=========================================================
Class C                                         4,523,532
_________________________________________________________
=========================================================
Class A:
  Net asset value and redemption price per
    share                                    $      17.74
---------------------------------------------------------
  Offering price per share:
    (Net asset value of $17.74 divided by
    94.50%)                                  $      18.77
_________________________________________________________
=========================================================
Class B:
  Net asset value and offering price per
    share                                    $      17.54
_________________________________________________________
=========================================================
Class C:
  Net asset value and offering price per
    share                                    $      17.55
_________________________________________________________
=========================================================

STATEMENT OF OPERATIONS

For the year ended October 31, 2000


INVESTMENT INCOME:

Dividends (net of foreign withholding tax
  of $2,750)                                 $    219,266
---------------------------------------------------------
Dividends from affiliated money market
  funds                                           842,386
---------------------------------------------------------
Interest                                           13,583
=========================================================
    Total investment income                     1,075,235
=========================================================

EXPENSES:

Advisory fees                                   1,064,335
---------------------------------------------------------
Administrative services fees                       50,000
---------------------------------------------------------
Custodian fees                                     43,331
---------------------------------------------------------
Distribution fees -- Class A                      229,403
---------------------------------------------------------
Distribution fees -- Class B                      552,163
---------------------------------------------------------
Distribution fees -- Class C                      211,511
---------------------------------------------------------
Transfer agent fees -- Class A                    130,548
---------------------------------------------------------
Transfer agent fees -- Class B                    116,994
---------------------------------------------------------
Transfer agent fees -- Class C                     44,816
---------------------------------------------------------
Registration and filing fees                      218,854
---------------------------------------------------------
Trustees' fees                                      6,916
---------------------------------------------------------
Other                                              72,635
=========================================================
    Total expenses                              2,741,506
=========================================================
Less: Expenses paid indirectly                     (4,636)
=========================================================
    Net expenses                                2,736,870
=========================================================
Net investment income (loss)                   (1,661,635)
=========================================================

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES, FOREIGN
  CURRENCIES, FOREIGN CURRENCY CONTRACTS
  AND FUTURES CONTRACTS:

Net realized gain (loss) from:
  Investment securities                       (30,798,251)
---------------------------------------------------------
  Foreign currencies                               (5,413)
---------------------------------------------------------
  Foreign currency contracts                         (918)
---------------------------------------------------------
  Futures contracts                                59,596
=========================================================
                                              (30,744,986)
=========================================================
Change in net unrealized appreciation of:
  Investment securities                        22,954,589
---------------------------------------------------------
  Futures contracts                               300,687
=========================================================
                                               23,255,276
=========================================================
Net gain (loss) on investment securities,
  foreign currencies, foreign currency
  contracts and futures contracts              (7,489,710)
=========================================================
Net increase (decrease) in net assets
  resulting from operations                  $ (9,151,345)
_________________________________________________________
=========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 2000 and the period March 1, 1999 (date operations commenced) to October 31, 1999

                                                                  2000           1999
                                                              ------------    -----------

OPERATIONS:
  Net investment income (loss)                                $ (1,661,635)   $   (46,810)
-----------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies, foreign currency contracts and
    futures contracts                                          (30,744,986)      (429,952)
-----------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities, foreign currencies, foreign currency
    contracts and futures contracts                             23,255,276      1,454,137
=========================================================================================
    Net increase (decrease) in net assets resulting from
      operations                                                (9,151,345)       977,375
=========================================================================================
Share transactions-net:
  Class A                                                      219,794,733      7,163,788
-----------------------------------------------------------------------------------------
  Class B                                                      210,225,885      4,882,266
-----------------------------------------------------------------------------------------
  Class C                                                       80,133,352        845,997
=========================================================================================
    Net increase in net assets                                 501,002,625     13,869,426
=========================================================================================

NET ASSETS:

  Beginning of year                                             13,869,426             --
=========================================================================================
  End of year                                                 $514,872,051    $13,869,426
_________________________________________________________________________________________
=========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $521,366,964    $12,880,971
-----------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                       (35,719)       (35,730)
-----------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies, foreign currency
    contracts and futures contracts                            (31,168,607)      (429,952)
-----------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currencies, foreign currency contracts and futures
    contracts                                                   24,709,413      1,454,137
=========================================================================================
                                                              $514,872,051    $13,869,426
_________________________________________________________________________________________
=========================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 2000

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Large Cap Growth Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eleven separate portfolios, each having an unlimited number of shares of beneficial interest. Prior to June 17, 2000, the Fund was organized as a series portfolio of AIM Equity Funds, Inc. At a meeting held on February 3, 2000, the Board of Directors of AIM Equity Funds, Inc. approved an Agreement and Plan of Reorganization (the "Reorganization") which reorganized the Fund as a series portfolio of the Trust. Shareholders of the Fund approved the Reorganization at a meeting held on June 16, 2000. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations -- A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
      Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.
B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
      On October 31, 2000, undistributed net investment income was increased by $1,661,646, undistributed net realized gains increased by $6,331 and paid in capital decreased by $1,667,977 as a result of differing book/tax treatment of foreign currency transactions and net operating loss reclassifications. Net assets of the Fund were unaffected by the reclassification discussed above.
C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.
D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
      The Fund has a capital loss carryforward of $27,562,758 as of October 31, 2000 which may be carried forward to offset future taxable gains, if any, which expires, if not previously utilized, in the year 2008.
E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
F. Futures Contracts -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in value of the contracts may not correlate with changes in the value of the securities being hedged.
G. Expenses -- Distribution expenses and certain transfer agency expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the first $1 billion of the Fund's average daily net assets, plus 0.70% over $1 billion to and including $2 billion of the Fund's average daily net assets and 0.625% of the Fund's average daily net assets over $2 billion.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2000, AIM was paid $50,000 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. For the year ended October 31, 2000, AFS was paid $138,829 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended October 31, 2000, the Class A, Class B and Class C shares paid AIM Distributors $229,403, $552,163 and $211,511, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $577,198 from sales of the Class A shares of the Fund during the year ended October 31, 2000. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 2000, AIM Distributors received $15,696 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.
  During the year ended October 31, 2000, the Fund paid legal fees of $4,033 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

For the year ended October 31, 2000, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $1,835 and reductions in custodian fees of $2,801 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $4,636.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 2000, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. During the year ended October 31, 2000, there were no securities on loan.

NOTE 7-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 2000 was $590,766,678 and $154,809,273, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 2000 is as follows:

Aggregate unrealized appreciation of
  investment securities                      $ 34,411,900
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                       (13,308,335)
=========================================================
Net unrealized appreciation of investment
  securities                                 $ 21,103,565
_________________________________________________________
=========================================================
Cost of investments for tax purposes is $500,002,342.

NOTE 8-FUTURES CONTRACTS

On October 31, 2000, $2,565,000 principal amount of U.S. Treasury obligations were pledged as collateral to cover margin requirements for open futures contracts. Open futures contracts were as follows:

                        NO. OF       MONTH/       MARKET       APPRECIATION
      CONTRACT         CONTRACTS   COMMITMENT      VALUE      (DEPRECIATION)
---------------------  ---------   ----------   -----------   --------------
Nasdaq 100 Index          45        Dec. 00     $14,850,000     $ 730,000
----------------------------------------------------------------------------
S&P 500 Index             40        Dec. 00      14,402,000      (423,838)
============================================================================
                                                $29,252,000     $ 306,162
____________________________________________________________________________
============================================================================

NOTE 9-SHARE INFORMATION

Changes in shares outstanding during the year ended October 31, 2000 and the period March 1, 1999 (date operations commenced) through October 31, 1999 were as follows:

                                 2000                       1999
                       -------------------------   -----------------------
                         SHARES        AMOUNT       SHARES       AMOUNT
                       ----------   ------------   ---------   -----------
Sold:
  Class A              13,372,376   $243,408,072     788,751   $ 8,217,840
--------------------------------------------------------------------------
  Class B              12,077,582    219,734,204     577,653     6,130,128
--------------------------------------------------------------------------
  Class C               4,575,100     82,410,277      85,761       907,295
==========================================================================
Reacquired:
  Class A              (1,361,845)   (23,613,339)    (99,388)   (1,054,052)
--------------------------------------------------------------------------
  Class B                (555,702)    (9,508,319)   (116,892)   (1,247,862)
--------------------------------------------------------------------------
  Class C                (131,632)    (2,276,925)     (5,697)      (61,298)
==========================================================================
                       27,975,879   $510,153,970   1,230,188   $12,892,051
__________________________________________________________________________
==========================================================================

NOTE 10-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                          CLASS A
                                                              -------------------------------
                                                                              MARCH 1, 1999
                                                                             (DATE OPERATIONS
                                                              YEAR ENDED      COMMENCED) TO
                                                              OCTOBER 31,      OCTOBER 31,
                                                                 2000              1999
                                                              -----------    ----------------
Net asset value, beginning of period                           $  11.29           $10.00
---------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.15)(a)        (0.04)
---------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)           6.60             1.33
=============================================================================================
    Total from investment operations                               6.45             1.29
=============================================================================================
Net asset value, end of period                                 $  17.74           $11.29
_____________________________________________________________________________________________
=============================================================================================
Total return(b)                                                   57.13%           13.70%
_____________________________________________________________________________________________
=============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $225,255           $7,785
_____________________________________________________________________________________________
=============================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                 1.58%(c)         1.53%(d)
---------------------------------------------------------------------------------------------
  Without fee waivers                                              1.58%(c)         3.63%(d)
=============================================================================================
Ratio of net investment income (loss) to average net assets       (0.82)%(c)       (0.59)%(d)
_____________________________________________________________________________________________
=============================================================================================
Portfolio turnover rate                                             113%              21%
_____________________________________________________________________________________________
=============================================================================================

(a) Calculated using average shares outstanding.
(b) Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are based on average daily net assets of $65,543,904.
(d) Annualized.

                                                                        CLASS B
                                                              ----------------------------
                                                                             APRIL 5, 1999
                                                                              (DATE SALES
                                                              YEAR ENDED     COMMENCED) TO
                                                              OCTOBER 31,     OCTOBER 31,
                                                                 2000            1999
                                                              -----------    -------------
Net asset value, beginning of period                           $  11.25         $11.02
------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.27)(a)      (0.08)(a)
------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)           6.56           0.31
==========================================================================================
    Total from investment operations                               6.29           0.23
==========================================================================================
Net asset value, end of period                                 $  17.54         $11.25
__________________________________________________________________________________________
==========================================================================================
Total return(b)                                                   55.91%          2.09%
__________________________________________________________________________________________
==========================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $210,224         $5,183
__________________________________________________________________________________________
==========================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                 2.24%(c)       2.23%(d)
------------------------------------------------------------------------------------------
  Without fee waivers                                              2.24%(c)       4.33%(d)
==========================================================================================
Ratio of net investment loss to average net assets                (1.48)%(c)     (1.29)%(d)
__________________________________________________________________________________________
==========================================================================================
Portfolio turnover rate                                             113%            21%
__________________________________________________________________________________________
==========================================================================================

(a) Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are based on average daily net assets of $55,216,289.
(d) Annualized.

                                                                        CLASS C
                                                              ----------------------------
                                                                             APRIL 5, 1999
                                                                              (DATE SALES
                                                              YEAR ENDED     COMMENCED) TO
                                                              OCTOBER 31,     OCTOBER 31,
                                                                 2000            1999
                                                              -----------    -------------
Net asset value, beginning of period                            $ 11.25         $11.02
------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.27)(a)      (0.08)(a)
------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)           6.57           0.31
==========================================================================================
    Total from investment operations                               6.30           0.23
==========================================================================================
Net asset value, end of period                                  $ 17.55         $11.25
__________________________________________________________________________________________
==========================================================================================
Total return(b)                                                   56.00%          2.09%
__________________________________________________________________________________________
==========================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $79,392         $  901
__________________________________________________________________________________________
==========================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                 2.24%(c)       2.23%(d)
------------------------------------------------------------------------------------------
  Without fee waivers                                              2.24%(c)       4.33%(d)
==========================================================================================
Ratio of net investment loss to average net assets                (1.48)%(c)     (1.29)%(d)
__________________________________________________________________________________________
==========================================================================================
Portfolio turnover rate                                             113%            21%
__________________________________________________________________________________________
==========================================================================================

(a) Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are based on average daily net assets of $21,151,120.
(d) Annualized.

                       INDEPENDENT AUDITORS' REPORT

                       To the Shareholders and Board of Trustees
                       AIM Equity Funds:

                       We have audited the accompanying statement of assets and liabilities of AIM Mid Cap Growth Fund (a portfolio of AIM Equity Funds), including the schedule of investments, as of October 31, 2000, the related statement of operations, the statement of changes in net assets, and financial highlights for the period November 1, 1999 (date operations commenced) through October 31, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

                       We conducted our audit in accordance with generally accepted auditing standards in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

                       In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Mid Cap Growth Fund as of October 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for the period November 1, 1999 (date operations commenced) through October 31, 2000 in conformity with generally accepted accounting principles in the United States of America.

                       /s/ KPMG LLP

                       December 6, 2000
                       Houston, Texas

SCHEDULE OF INVESTMENTS

October 31, 2000

                                                     MARKET
                                       SHARES        VALUE
COMMON STOCKS & OTHER EQUITY
  INTERESTS-92.63%

BIOTECHNOLOGY-2.83%

Affymetrix, Inc.(a)                      43,000   $  2,381,125
--------------------------------------------------------------
Celera Genomics(a)                       37,100      2,504,250
--------------------------------------------------------------
Millennium Pharmaceuticals, Inc.(a)      29,800      2,162,362
==============================================================
                                                     7,047,737
==============================================================

BROADCASTING (TELEVISION, RADIO & CABLE)-3.72%

Hispanic Broadcasting Corp.(a)          106,100      3,315,625
--------------------------------------------------------------
Pegasus Communications Corp.(a)          73,800      2,624,512
--------------------------------------------------------------
Univision Communications Inc.-Class
  A(a)                                   74,400      2,845,800
--------------------------------------------------------------
Westwood One, Inc.(a)                    24,200        458,287
==============================================================
                                                     9,244,224
==============================================================

COMMUNICATIONS EQUIPMENT-6.74%

Acterna Corp.(a)                         74,300      1,188,800
--------------------------------------------------------------
ADC Telecommunications, Inc.(a)          80,100      1,712,137
--------------------------------------------------------------
Andrew Corp.(a)                         122,600      3,225,912
--------------------------------------------------------------
Comverse Technology, Inc.(a)             56,100      6,269,175
--------------------------------------------------------------
Polycom, Inc.(a)                         49,700      3,230,500
--------------------------------------------------------------
Tollgrade Communications, Inc.(a)        11,800      1,129,850
==============================================================
                                                    16,756,374
==============================================================

COMPUTERS (PERIPHERALS)-1.58%

SanDisk Corp.(a)                         73,082      3,927,016
==============================================================

COMPUTERS (SOFTWARE & SERVICES)-13.82%

Advanced Fibre Communications, Inc.(a)   74,300      2,419,394
--------------------------------------------------------------
Check Point Software Technologies
  Ltd. (Israel)(a)                       27,500      4,355,312
--------------------------------------------------------------
HomeStore.com, Inc.(a)                   64,400      2,189,600
--------------------------------------------------------------
Interwoven, Inc.(a)                      32,300      3,254,225
--------------------------------------------------------------
Macrovision Corp.(a)                     53,400      3,891,525
--------------------------------------------------------------
Mercury Interactive Corp.(a)             39,500      4,384,500
--------------------------------------------------------------
Orbotech, Ltd. (Israel)(a)               45,425      2,404,686
--------------------------------------------------------------
Portal Software, Inc.(a)                 56,400      1,984,575
--------------------------------------------------------------
Quest Software, Inc.(a)                  64,300      2,809,106
--------------------------------------------------------------
Rational Software Corp.(a)               76,600      4,572,062
--------------------------------------------------------------
webMethods, Inc.(a)                       9,700        862,087
--------------------------------------------------------------
Websense, Inc.(a)                        69,500      1,251,000
==============================================================
                                                    34,378,072
==============================================================

CONSUMER FINANCE-1.13%

Capital One Financial Corp.              44,600      2,815,375
==============================================================

ELECTRICAL EQUIPMENT-3.63%

Cree, Inc.(a)                            22,300      2,213,275
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE
ELECTRICAL EQUIPMENT-(CONTINUED)

Sanmina Corp.(a)                         41,900   $  4,789,694
--------------------------------------------------------------
Veeco Instruments Inc.(a)                30,700      2,032,436
==============================================================
                                                     9,035,405
==============================================================

ELECTRONICS (INSTRUMENTATION)-5.20%

Methode Electronics, Inc.-Class A       118,400      4,454,800
--------------------------------------------------------------
Newport Corp.                            40,900      4,670,908
--------------------------------------------------------------
PerkinElmer, Inc.                        31,900      3,812,050
==============================================================
                                                    12,937,758
==============================================================

ELECTRONICS (SEMICONDUCTORS)-7.86%

Elantec Semiconductor, Inc.(a)           16,600      1,846,750
--------------------------------------------------------------
Exar Corp.(a)                            73,700      3,293,469
--------------------------------------------------------------
Integrated Device Technology, Inc.(a)    29,300      1,649,956
--------------------------------------------------------------
Microchip Technology Inc.(a)             71,825      2,271,466
--------------------------------------------------------------
MIPS Technologies, Inc.-Class A(a)       54,700      2,194,837
--------------------------------------------------------------
Semtech Corp.(a)                         70,400      2,270,400
--------------------------------------------------------------
TranSwitch Corp.(a)                      34,600      1,998,150
--------------------------------------------------------------
Vitesse Semiconductor Corp.(a)           57,500      4,021,406
==============================================================
                                                    19,546,434
==============================================================

FINANCIAL (DIVERSIFIED)-1.46%

SEI Investments Co.                      39,900      3,620,925
==============================================================

HEALTH CARE (DRUGS-GENERIC & OTHER)-3.24%

Forest Laboratories, Inc.(a)             15,400      2,040,500
--------------------------------------------------------------
Medicis Pharmaceutical Corp.-Class A(a)  81,900      6,029,887
==============================================================
                                                     8,070,387
==============================================================

HEALTH CARE (HOSPITAL MANAGEMENT)-2.20%

Health Management Associates,
  Inc.-Class A(a)                       276,400      5,476,175
==============================================================

HEALTH CARE (MANAGED CARE)-0.74%

Caremark Rx, Inc.(a)                    148,000      1,850,000
==============================================================

HEALTH CARE (SPECIALIZED SERVICES)-0.63%

Laboratory Corp. of America Holdings(a)  11,700      1,578,038
==============================================================

INSURANCE (MULTI-LINE)-1.50%

ACE Ltd. (Bermuda)                       95,000      3,728,750
==============================================================

INSURANCE BROKERS-0.70%

Aon Corp.                                42,200      1,748,663
==============================================================

INVESTMENT BANKING/BROKERAGE-2.61%

Edwards (A.G.), Inc.                     29,000      1,471,750
--------------------------------------------------------------
Legg Mason, Inc.                         39,600      2,056,725
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE
INVESTMENT BANKING/BROKERAGE-(CONTINUED)

Lehman Brothers Holdings Inc.            46,100   $  2,973,450
==============================================================
                                                     6,501,925
==============================================================

INVESTMENT MANAGEMENT-1.00%

Federated Investors, Inc.-Class B        10,600        308,725
--------------------------------------------------------------
Stilwell Financial, Inc.                 48,500      2,173,406
==============================================================
                                                     2,482,131
==============================================================

LEISURE TIME (PRODUCTS)-1.50%

Harley-Davidson, Inc.                    77,300      3,724,894
==============================================================

MANUFACTURING (SPECIALIZED)-0.56%

Millipore Corp.                          26,600      1,396,500
==============================================================

OIL & GAS (DRILLING & EQUIPMENT)-9.55%

BJ Services Co.(a)                       15,900        833,756
--------------------------------------------------------------
Cal Dive International, Inc.(a)          14,900        741,275
--------------------------------------------------------------
Chiles Offshore, Inc.(a)                 64,700      1,035,200
--------------------------------------------------------------
Cooper Cameron Corp.(a)                  28,500      1,553,250
--------------------------------------------------------------
ENSCO International Inc.                 57,800      1,921,850
--------------------------------------------------------------
Grant Prideco, Inc.(a)                  103,700      1,924,931
--------------------------------------------------------------
Nabors Industries, Inc.(a)               56,200      2,860,580
--------------------------------------------------------------
National-Oilwell, Inc.(a)                83,700      2,448,225
--------------------------------------------------------------
Patterson Energy, Inc.(a)                83,700      2,354,063
--------------------------------------------------------------
Rowan Cos., Inc.(a)                      70,000      1,763,125
--------------------------------------------------------------
Smith International, Inc.(a)             28,300      1,995,150
--------------------------------------------------------------
Transocean Sedco Forex Inc.              44,300      2,347,900
--------------------------------------------------------------
Weatherford International, Inc.(a)       54,200      1,978,300
==============================================================
                                                    23,757,605
==============================================================

OIL & GAS (EXPLORATION & PRODUCTION)-3.38%

Anadarko Petroleum Corp.                 41,700      2,670,885
--------------------------------------------------------------
Kerr-McGee Corp.                         60,600      3,957,938
--------------------------------------------------------------
Spinnaker Exploration Co.(a)             58,900      1,781,725
==============================================================
                                                     8,410,548
==============================================================

RETAIL (DISCOUNTERS)-1.12%

Dollar Tree Stores, Inc.(a)              70,900      2,773,963
==============================================================

RETAIL (SPECIALTY)-4.74%

Bed Bath & Beyond Inc.(a)               224,600      5,797,488
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE
RETAIL (SPECIALTY)-(CONTINUED)

Linens 'n Things, Inc.(a)                91,200   $  2,804,400
--------------------------------------------------------------
Tiffany & Co.                            74,500      3,180,219
==============================================================
                                                    11,782,107
==============================================================

RETAIL (SPECIALTY-APPAREL)-4.30%

American Eagle Outfitters, Inc.(a)       63,700      2,193,669
--------------------------------------------------------------
AnnTaylor Stores Corp.(a)                50,300      1,509,000
--------------------------------------------------------------
Intimate Brands, Inc.                   112,100      2,676,388
--------------------------------------------------------------
Men's Wearhouse, Inc. (The)(a)           48,300      1,412,775
--------------------------------------------------------------
Talbots, Inc. (The)                      36,900      2,917,406
==============================================================
                                                    10,709,238
==============================================================

SERVICES (ADVERTISING/MARKETING)-1.40%

Lamar Advertising Co.(a)                 72,700      3,489,600
==============================================================

SERVICES (DATA PROCESSING)-1.05%

Fiserv, Inc.(a)                          49,600      2,600,900
==============================================================

SHIPPING-1.50%

Frontline Ltd. (Norway)(a)              152,000      2,506,602
--------------------------------------------------------------
Teekay Shipping Corp. (Bahamas)          33,000      1,233,375
==============================================================
                                                     3,739,977
==============================================================

TELECOMMUNICATIONS (CELLULAR/WIRELESS)-2.94%

Crown Castle International Corp.(a)      91,200      2,764,500
--------------------------------------------------------------
Research in Motion Ltd. (Canada)(a)      45,500      4,550,000
==============================================================
                                                     7,314,500
==============================================================
    Total Common Stocks & Other
      Equity Interests (Cost
      $215,395,998)                                230,445,221
==============================================================

MONEY MARKET FUNDS-10.36%

STIC Liquid Assets Portfolio(b)      12,887,538     12,887,538
--------------------------------------------------------------
STIC Prime Portfolio(b)              12,887,538     12,887,538
==============================================================
    Total Money Market Funds (Cost
      $25,775,076)                                  25,775,076
==============================================================
TOTAL INVESTMENTS-102.99%
  (Cost $241,171,074)                              256,220,297
==============================================================
LIABILITIES LESS OTHER
  ASSETS-(2.99%)                                    (7,445,155)
==============================================================
NET ASSETS-100.00%                                $248,775,142
______________________________________________________________
==============================================================

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2000

ASSETS:

Investments, at market value (cost
  $241,171,074)                                 $256,220,297
------------------------------------------------------------
Receivables for:
  Investments sold                                 3,421,580
------------------------------------------------------------
  Fund shares sold                                 3,338,842
------------------------------------------------------------
  Dividends                                          131,546
------------------------------------------------------------
Investment for deferred compensation plan              5,077
------------------------------------------------------------
Other assets                                          49,056
============================================================
    Total assets                                $263,166,398
============================================================

LIABILITIES:

Payables for:
  Investments purchased                           13,555,939
------------------------------------------------------------
  Fund shares reacquired                             341,220
------------------------------------------------------------
  Deferred compensation plan                           5,077
------------------------------------------------------------
Accrued advisory fees                                164,772
------------------------------------------------------------
Accrued administrative services fees                   4,235
------------------------------------------------------------
Accrued distribution fees                            159,344
------------------------------------------------------------
Accrued transfer agent fees                           57,706
------------------------------------------------------------
Accrued operating expenses                           102,963
============================================================
    Total liabilities                             14,391,256
============================================================
Net assets applicable to shares outstanding     $248,775,142
____________________________________________________________
============================================================

NET ASSETS:

Class A                                         $114,912,741
____________________________________________________________
============================================================
Class B                                         $103,893,459
____________________________________________________________
============================================================
Class C                                         $ 29,968,942
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE:

Class A                                            7,993,049
____________________________________________________________
============================================================
Class B                                            7,288,903
____________________________________________________________
============================================================
Class C                                            2,101,630
____________________________________________________________
============================================================
Class A:
  Net asset value and redemption price per
    share                                       $      14.38
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $14.38 divided by
      94.50%)                                   $      15.22
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per share  $      14.25
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per share  $      14.26
____________________________________________________________
============================================================

STATEMENT OF OPERATIONS

For the year ended October 31, 2000

INVESTMENT INCOME:

Dividends from Affiliated Money Market Funds    $    873,331
------------------------------------------------------------
Dividends                                            223,199
------------------------------------------------------------
Interest                                             124,739
============================================================
    Total investment income                        1,221,269
============================================================

EXPENSES:

Advisory fees                                      1,125,851
------------------------------------------------------------
Administrative services fee                           50,000
------------------------------------------------------------
Custodian fees                                        53,463
------------------------------------------------------------
Distribution fees -- Class A                         239,790
------------------------------------------------------------
Distribution fees -- Class B                         553,529
------------------------------------------------------------
Distribution fees -- Class C                         168,671
------------------------------------------------------------
Transfer agent fees -- Class A                       155,561
------------------------------------------------------------
Transfer agent fees -- Class B                       148,329
------------------------------------------------------------
Transfer agent fees -- Class C                        45,199
------------------------------------------------------------
Trustees' fees                                         7,132
------------------------------------------------------------
Registration and filing fees                         151,123
------------------------------------------------------------
Other                                                 91,594
============================================================
    Total expenses                                 2,790,242
============================================================
Less: Expenses paid indirectly                        (5,334)
============================================================
    Net expenses                                   2,784,908
============================================================
Net investment income (loss)                      (1,563,639)
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES
  AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                          (25,894,692)
------------------------------------------------------------
  Foreign currencies                                   3,938
------------------------------------------------------------
  Option contracts written                           385,827
============================================================
                                                 (25,504,927)
============================================================
Net unrealized appreciation of:
  Investment securities                           15,049,224
============================================================
Net gain (loss) from investment securities,
  foreign currencies and option contracts        (10,455,703)
============================================================
Net increase (decrease) in net assets
  resulting from operations                     $(12,019,342)
____________________________________________________________
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the year ended October 31, 2000

                                                                  2000
                                                              ------------
OPERATIONS:

  Net investment income (loss)                                $ (1,563,639)
--------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies and option contracts                    (25,504,927)
--------------------------------------------------------------------------
  Net unrealized appreciation of investment securities          15,049,224
==========================================================================
    Net increase (decrease) in net assets resulting from
      operations                                               (12,019,342)
==========================================================================
Share transactions-net:
  Class A                                                      119,193,513
--------------------------------------------------------------------------
  Class B                                                      110,167,503
--------------------------------------------------------------------------
  Class C                                                       31,433,468
==========================================================================
    Net increase in net assets                                 248,775,142
==========================================================================

NET ASSETS:

  Beginning of year                                                     --
==========================================================================
  End of year                                                 $248,775,142
__________________________________________________________________________
==========================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $259,252,997
--------------------------------------------------------------------------
  Undistributed net investment income (loss)                       (18,214)
--------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies and option contracts        (25,508,865)
--------------------------------------------------------------------------
  Unrealized appreciation of investment securities              15,049,224
==========================================================================
                                                              $248,775,142
__________________________________________________________________________
==========================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 2000

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Mid Cap Growth Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eleven separate portfolios, each having an unlimited number of shares of beneficial interest. Prior to June 17, 2000 the Fund was organized as a series portfolio of AIM Equity Funds, Inc. At a meeting held on February 3, 2000, the Board of Directors of AIM Equity Funds, Inc. approved an Agreement and Plan of Reorganization (the "Reorganization") which reorganized the Fund as a series portfolio of the Trust. Shareholders of the Fund approved the Reorganization at a meeting held on June 16 , 2000. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital.
  The Fund commenced operations November 1, 1999.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.
B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
     On October 31, 2000, undistributed net investment income was increased by $1,545,425, undistributed net realized gains were decreased by $3,938 and paid-in capital was decreased by $1,541,487 as a result of differences due to stock issuance cost reclassifications, foreign currency transactions and net operating loss reclassifications. Net assets of the Fund were unaffected by the reclassification discussed above.
C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.
D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

     The fund has a capital loss carryforward of $23,619,065 which may be carried forward to offset future taxable gains, if any, which expires, if not previously utilized, in the year 2008.
E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
G. Covered Call Options -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
     A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.
H. Expenses -- Distribution expenses and certain transfer agency expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.80% of the first $1 billion of the Fund's average daily net assets plus 0.75% of the Fund's average daily net assets over $1 billion.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2000, AIM was paid $50,000 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. For the year ended October 31, 2000, AFS was paid $189,746 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended October 31, 2000, the Class A, Class B and Class C shares paid AIM Distributors $239,790, $553,529 and $168,671, respectively, as compensation under the Plans.

  AIM Distributors received commissions of $422,379 from sales of the Class A shares of the Fund during the year ended October 31, 2000. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 2000, AIM Distributors received $23,692 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.
  During the year ended October 31, 2000, the Fund paid legal fees of $3,749 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

For the year ended October 31, 2000, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $1,932 and reductions in custodian fees of $3,402 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $5,334.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 2000, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 2000 was $473,814,109 and $232,544,249, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 2000 is as follows:

Aggregate unrealized appreciation of
  investment securities                      $ 29,186,413
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                       (15,584,380)
=========================================================
Net unrealized appreciation of investment
  securities                                 $ 13,602,033
_________________________________________________________
=========================================================
Cost of investments for tax purposes is
$242,618,265.

NOTE 7-CALL OPTION CONTRACTS

Transactions in call options written during the year ended October 31, 2000 are summarized as follows:

                                   CALL OPTION CONTRACTS
                                   ----------------------
                                   NUMBER OF    PREMIUMS
                                   CONTRACTS    RECEIVED
                                   ---------    ---------
Beginning of year                      --       $      --
---------------------------------------------------------
Written                               685         557,589
---------------------------------------------------------
Closed                               (685)       (557,589)
=========================================================
End of year                            --       $      --
_________________________________________________________
=========================================================

NOTE 8-SHARE INFORMATION

Changes in shares outstanding during the year ended October 31, 2000 were as follows:

                                                                   OCTOBER 31, 2000
                                                              --------------------------
                                                                SHARES         AMOUNT
                                                              ----------    ------------
Sold:
  Class A                                                      9,973,512    $148,793,995
----------------------------------------------------------------------------------------
  Class B                                                      7,790,721     117,866,319
----------------------------------------------------------------------------------------
  Class C                                                      2,332,138      34,964,988
========================================================================================
Reacquired:
  Class A                                                     (1,980,463)    (29,600,482)
----------------------------------------------------------------------------------------
  Class B                                                       (501,818)     (7,698,816)
----------------------------------------------------------------------------------------
  Class C                                                       (230,508)     (3,531,520)
========================================================================================
                                                              17,383,582    $260,794,484
________________________________________________________________________________________
========================================================================================

NOTE 9-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                  CLASS A            CLASS B            CLASS C
                                                              ----------------   ----------------   ----------------
                                                              NOVEMBER 1, 1999   NOVEMBER 1, 1999   NOVEMBER 1, 1999
                                                              (DATE OPERATIONS   (DATE OPERATIONS   (DATE OPERATIONS
                                                               COMMENCED) TO      COMMENCED) TO      COMMENCED) TO
                                                                OCTOBER 31,        OCTOBER 31,        OCTOBER 31,
                                                                  2000(a)            2000(a)            2000(a)
                                                              ----------------   ----------------   ----------------
Net asset value, beginning of period                              $  10.00           $  10.00           $ 10.00
--------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                       (0.12)             (0.22)            (0.22)
--------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)              4.50               4.47              4.48
====================================================================================================================
    Total from investment operations                                  4.38               4.25              4.26
====================================================================================================================
Net asset value, end of period                                    $  14.38           $  14.25           $ 14.26
____________________________________________________________________________________________________________________
====================================================================================================================
Total return(b)                                                      43.80%             42.50%            42.60%
____________________________________________________________________________________________________________________
====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                          $114,913           $103,893           $29,969
____________________________________________________________________________________________________________________
====================================================================================================================
Ratio of expenses to average net assets                               1.63%(c)           2.32%(c)          2.32%(c)
====================================================================================================================
Ratio of net investment income (loss) to average net assets          (0.76)%(c)         (1.45)%(c)        (1.45)%(c)
____________________________________________________________________________________________________________________
====================================================================================================================
Portfolio turnover rate                                                183%               183%              183%
____________________________________________________________________________________________________________________
====================================================================================================================

(a) Calculated using average shares outstanding.
(b) Does not include sales charges or contingent deferred sales charges.
(c) Ratios are based on average daily net assets of $68,511,425, $55,352,933 and $16,867,070 for Class A, Class B and Class C, respectively.

                       INDEPENDENT AUDITORS' REPORT

                       To the Shareholders and Board of Trustees
                       AIM Equity Funds:

                       We have audited the accompanying statement of assets and liabilities of AIM Weingarten Fund (a portfolio of AIM Equity Funds), including the schedule of investments, as of October 31, 2000, the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

                       We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                       In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Weingarten Fund as of October 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods in the five-year period then ended in conformity with accounting principles generally accepted in the United States of America.

                       /s/ KPMG LLP

                       December 6, 2000
                       Houston, Texas

SCHEDULE OF INVESTMENTS

October 31, 2000

                                                    MARKET
                                    SHARES           VALUE
DOMESTIC COMMON STOCKS-80.49%

BIOTECHNOLOGY-0.40%

Amgen Inc.(a)                         772,600   $    44,762,512
===============================================================

BROADCASTING (TELEVISION, RADIO
  & CABLE)-2.68%

AT&T Corp.-Liberty Media
  Corp.-Class A                     5,000,000        90,000,000
---------------------------------------------------------------
Infinity Broadcasting
  Corp.-Class A(a)                  6,327,400       210,386,050
===============================================================
                                                    300,386,050
===============================================================

COMMUNICATIONS EQUIPMENT-9.09%

ADC Telecommunications, Inc.(a)     3,698,300        79,051,162
---------------------------------------------------------------
Comverse Technology, Inc.(a)        2,300,000       257,025,000
---------------------------------------------------------------
Corning Inc.                        3,100,000       237,150,000
---------------------------------------------------------------
JDS Uniphase Corp.(a)               3,975,000       323,465,625
---------------------------------------------------------------
Redback Networks Inc.(a)              475,000        50,557,812
---------------------------------------------------------------
Scientific-Atlanta, Inc.            1,030,300        70,511,156
===============================================================
                                                  1,017,760,755
===============================================================

COMPUTERS (HARDWARE)-4.78%

Palm, Inc.(a)                       1,375,000        73,648,438
---------------------------------------------------------------
Sun Microsystems, Inc.(a)           4,163,000       461,572,625
===============================================================
                                                    535,221,063
===============================================================

COMPUTERS (NETWORKING)-3.19%

Cisco Systems, Inc.(a)              2,200,000       118,525,000
---------------------------------------------------------------
Extreme Networks, Inc.(a)             800,000        66,350,000
---------------------------------------------------------------
Juniper Networks, Inc.(a)             625,000       121,875,000
---------------------------------------------------------------
VeriSign, Inc.(a)                     384,100        50,701,200
===============================================================
                                                    357,451,200
===============================================================

COMPUTERS (PERIPHERALS)-5.96%

Brocade Communications Systems,
  Inc.(a)                             700,000       159,162,500
---------------------------------------------------------------
EMC Corp.(a)                        3,346,300       298,029,844
---------------------------------------------------------------
Network Appliance, Inc.(a)            774,500        92,165,500
---------------------------------------------------------------
QLogic Corp.(a)                     1,215,700       117,618,975
===============================================================
                                                    666,976,819
===============================================================

COMPUTERS (SOFTWARE &
  SERVICES)-11.11%

Adobe Systems Inc.                  1,220,000        92,796,250
---------------------------------------------------------------
America Online, Inc.(a)             1,500,000        75,645,000
---------------------------------------------------------------
Ariba, Inc.(a)                        900,000       113,737,500
---------------------------------------------------------------
BEA Systems, Inc.(a)                1,050,000        75,337,500
---------------------------------------------------------------
Intuit Inc.(a)                      1,800,000       110,587,500
---------------------------------------------------------------
Mercury Interactive Corp.(a)          800,000        88,800,000
---------------------------------------------------------------
Oracle Corp.(a)                     3,400,000       112,200,000
---------------------------------------------------------------
Rational Software Corp.(a)          2,750,000       164,140,625
---------------------------------------------------------------
Siebel Systems, Inc.(a)             1,300,000       136,418,750
---------------------------------------------------------------

                                                    MARKET
                                    SHARES           VALUE
COMPUTERS (SOFTWARE & SERVICES)-(CONTINUED)

VERITAS Software Corp.(a)           1,946,600   $   274,501,016
===============================================================
                                                  1,244,164,141
===============================================================

CONSUMER FINANCE-0.48%

Capital One Financial Corp.           850,000        53,656,250
===============================================================

ELECTRICAL EQUIPMENT-4.93%

General Electric Co.                8,000,000       438,500,000
---------------------------------------------------------------
Sanmina Corp.(a)                      871,900        99,669,069
---------------------------------------------------------------
Symbol Technologies, Inc.             309,000        14,040,188
===============================================================
                                                    552,209,257
===============================================================

ELECTRONICS
  (SEMICONDUCTORS)-8.20%

Analog Devices, Inc.(a)             3,650,000       237,250,000
---------------------------------------------------------------
Applied Micro Circuits Corp.(a)     1,200,000        91,725,000
---------------------------------------------------------------
Cypress Semiconductor Corp.(a)      1,650,000        61,771,875
---------------------------------------------------------------
Integrated Device Technology,
  Inc.(a)                           1,400,000        78,837,500
---------------------------------------------------------------
Linear Technology Corp.             2,000,000       129,125,000
---------------------------------------------------------------
TranSwitch Corp.(a)                   948,500        54,775,875
---------------------------------------------------------------
Xilinx, Inc.(a)                     3,648,800       264,309,950
===============================================================
                                                    917,795,200
===============================================================

ENTERTAINMENT-1.25%

Time Warner Inc.                    1,850,000       140,433,500
===============================================================

EQUIPMENT (SEMICONDUCTOR)-1.00%

Broadcom Corp.-Class A(a)             505,000       112,299,375
===============================================================

FINANCIAL (DIVERSIFIED)-6.21%

American Express Co.                5,549,900       332,994,000
---------------------------------------------------------------
Citigroup Inc.                      6,891,766       362,679,186
===============================================================
                                                    695,673,186
===============================================================

HEALTH CARE (DIVERSIFIED)-1.28%

IVAX Corp.(a)                       3,289,000       143,071,500
===============================================================

HEALTH CARE (DRUGS-GENERIC &
  OTHER)-1.99%

Forest Laboratories, Inc.(a)          620,000        82,150,000
---------------------------------------------------------------
Genentech, Inc.(a)                  1,700,000       140,250,000
===============================================================
                                                    222,400,000
===============================================================

HEALTH CARE (DRUGS-MAJOR
  PHARMACEUTICALS)-3.38%

Allergan, Inc.                      1,100,000        92,468,750
---------------------------------------------------------------
Pfizer Inc.                         6,620,000       285,901,250
===============================================================
                                                    378,370,000
===============================================================

HEALTH CARE (MANAGED CARE)-1.08%

UnitedHealth Group Inc.             1,100,000       120,312,500
===============================================================

                                                    MARKET
                                    SHARES           VALUE
HEALTH CARE (MEDICAL PRODUCTS &
  SUPPLIES)-1.09%

PE Corp-PE Biosystems Group         1,045,700   $   122,346,900
===============================================================

INVESTMENT
  BANKING/BROKERAGE-3.61%

Merrill Lynch & Co., Inc.           3,482,200       243,754,000
---------------------------------------------------------------
Morgan Stanley Dean Witter & Co.    2,000,000       160,625,000
===============================================================
                                                    404,379,000
===============================================================

LEISURE TIME (PRODUCTS)-0.86%

Harley-Davidson, Inc.               2,000,000        96,375,000
===============================================================

MANUFACTURING
  (DIVERSIFIED)-1.03%

United Technologies Corp.           1,650,000       115,190,625
===============================================================

NATURAL GAS-2.18%

Dynegy Inc.-Class A                 2,600,000       120,412,500
---------------------------------------------------------------
Enron Corp.                         1,500,000       123,093,750
===============================================================
                                                    243,506,250
===============================================================

POWER PRODUCERS
  (INDEPENDENT)-2.01%

AES Corp. (The)(a)                  1,675,000        94,637,500
---------------------------------------------------------------
Calpine Corp.(a)                    1,650,000       130,246,875
===============================================================
                                                    224,884,375
===============================================================

RETAIL (FOOD CHAINS)-1.15%

Safeway Inc.(a)                     2,350,000       128,515,625
===============================================================

RETAIL (SPECIALTY)-0.73%

Bed Bath & Beyond Inc.(a)           3,165,700        81,714,631
===============================================================

SERVICES (ADVERTISING/MARKETING)-0.55%

TMP Worldwide, Inc.(a)                881,900        61,388,508
===============================================================

SERVICES (DATA PROCESSING)-0.02%

DST Systems, Inc.(a)                   41,400         2,551,275
===============================================================

TELECOMMUNICATIONS
  (CELLULAR/WIRELESS)-0.25%

Powerwave Technologies, Inc.(a)       581,000        27,960,625
===============================================================
    Total Domestic Common Stocks
      (Cost $6,723,018,207)                       9,011,756,122
===============================================================

                                                    MARKET
                                    SHARES           VALUE
FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-10.66%

BERMUDA-1.75%

Tyco International Ltd.
  (Manufacturing-Diversified)       3,458,800   $   196,070,725
===============================================================

CANADA-3.91%

Nortel Networks Corp.
  (Communications Equipment)        6,200,000       282,100,000
---------------------------------------------------------------
PMC-Sierra, Inc.
 (Electronics-Semiconductors)(a)      920,000       155,940,000
===============================================================
                                                    438,040,000
===============================================================

FRANCE-1.12%

Alcatel S.A.-ADR (Communications
  Equipment)                        2,000,000       124,750,000
===============================================================

HONG KONG-1.26%

China Mobile Ltd.
  (Telecommunications-
  Cellular/Wireless)(a)            22,000,100       141,044,364
===============================================================

ISRAEL-2.62%

Check Point Software
  Technologies Ltd.
  (Computers-Software &
  Services)(a)                      1,600,000       253,400,000
---------------------------------------------------------------
Teva Pharmaceutical Industries
  Ltd.-ADR (Health
  Care-Drugs-Generic & Other)         675,000        39,909,375
===============================================================
                                                    293,309,375
===============================================================
    Total Foreign Stocks & Other
      Equity Interests (Cost
      $849,041,022)                               1,193,214,464
===============================================================

MONEY MARKET FUNDS-8.15%

STIC Liquid Assets Portfolio(b)   456,311,366       456,311,366
---------------------------------------------------------------
STIC Prime Portfolio(b)           456,311,366       456,311,366
===============================================================
    Total Money Market Funds
      (Cost $912,622,732)                           912,622,732
===============================================================
TOTAL INVESTMENTS-99.30%
  (Cost $8,484,681,961)                          11,117,593,318
===============================================================
OTHER ASSETS LESS
  LIABILITIES-0.70%                                  78,926,373
===============================================================
NET ASSETS-100.00%                              $11,196,519,691
_______________________________________________________________
===============================================================

Investment Abbreviations:

ADR - American Depositary Receipt

Notes to Schedule of Investments:

(a)Non-income producing security.
(b)The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2000


ASSETS:

Investments, at market value (cost
  $8,484,681,961)                             $11,117,593,318
-------------------------------------------------------------
Foreign currencies, at market value (cost
  $94,552,636)                                     93,958,307
-------------------------------------------------------------
Receivables for:
  Collateral for securities loaned                481,391,900
-------------------------------------------------------------
  Investments sold                                 28,386,536
-------------------------------------------------------------
  Fund shares sold                                 15,376,420
-------------------------------------------------------------
  Foreign currency                                    125,025
-------------------------------------------------------------
  Dividends                                         8,112,276
-------------------------------------------------------------
  Securities loaned                                    44,950
-------------------------------------------------------------
Investment for deferred compensation plan             170,032
-------------------------------------------------------------
Other assets                                        1,163,815
=============================================================
    Total assets                               11,746,322,579
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                            40,692,751
-------------------------------------------------------------
  Collateral upon return of securities
    loaned                                        481,391,900
-------------------------------------------------------------
  Fund shares reacquired                           14,036,122
-------------------------------------------------------------
  Deferred compensation plan                          170,032
-------------------------------------------------------------
Accrued advisory fees                               5,798,989
-------------------------------------------------------------
Accrued administrative services fees                   39,955
-------------------------------------------------------------
Accrued distribution fees                           5,403,062
-------------------------------------------------------------
Accrued transfer agent fees                         1,489,451
-------------------------------------------------------------
Accrued operating expenses                            780,626
=============================================================
    Total liabilities                             549,802,888
=============================================================
Net assets applicable to shares outstanding   $11,196,519,691
_____________________________________________________________
=============================================================

NET ASSETS:

Class A                                       $ 8,948,781,148
_____________________________________________________________
=============================================================
Class B                                       $ 1,927,513,800
_____________________________________________________________
=============================================================
Class C                                       $   301,590,236
_____________________________________________________________
=============================================================
Institutional Class                           $    18,634,507
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE:

Class A                                           317,745,991
_____________________________________________________________
=============================================================
Class B                                            71,856,609
_____________________________________________________________
=============================================================
Class C                                            11,234,005
_____________________________________________________________
=============================================================
Institutional Class                                   642,588
_____________________________________________________________
=============================================================
Class A:
  Net asset value and redemption price per
    share                                     $         28.16
-------------------------------------------------------------
  Offering price per share:
    (Net asset value of $28.16 divided by
      94.50%)                                 $         29.80
_____________________________________________________________
=============================================================
Class B:
  Net asset value and offering price per
    share                                     $         26.82
_____________________________________________________________
=============================================================
Class C:
  Net asset value and offering price per
    share                                     $         26.85
_____________________________________________________________
=============================================================
Institutional Class
  Net asset value, offering and redemption
    price per share                           $         29.00
_____________________________________________________________
=============================================================

STATEMENT OF OPERATIONS

For the year ended October 31, 2000


INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $790,408)                                    $   24,643,007
-------------------------------------------------------------
Dividends from affiliated money market funds       44,169,714
-------------------------------------------------------------
Interest                                               34,190
-------------------------------------------------------------
Security lending income                               151,601
=============================================================
    Total investment income                        68,998,512
=============================================================

EXPENSES:

Advisory fees                                      75,254,931
-------------------------------------------------------------
Administrative services fees                          473,764
-------------------------------------------------------------
Custodian fees                                        694,359
-------------------------------------------------------------
Distribution fees -- Class A                       29,398,785
-------------------------------------------------------------
Distribution fees -- Class B                       18,390,082
-------------------------------------------------------------
Distribution fees -- Class C                        2,310,903
-------------------------------------------------------------
Transfer agent fees -- Class A                     10,695,312
-------------------------------------------------------------
Transfer agent fees -- Class B                      2,939,757
-------------------------------------------------------------
Transfer agent fees -- Class C                        369,411
-------------------------------------------------------------
Transfer agent fees -- Institutional Class             13,407
-------------------------------------------------------------
Trustees' fees                                         50,685
-------------------------------------------------------------
Other                                               2,394,852
=============================================================
    Total expenses                                142,986,248
=============================================================
Less: Fees waived                                  (5,181,384)
-------------------------------------------------------------
    Expenses paid indirectly                         (207,062)
=============================================================
    Net expenses                                  137,597,802
=============================================================
Net investment income (loss)                      (68,599,290)
=============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES,
  FUTURES CONTRACTS AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                         1,645,775,410
-------------------------------------------------------------
  Foreign currencies                                4,466,343
-------------------------------------------------------------
  Futures contracts                                 9,049,301
-------------------------------------------------------------
  Option contracts written                       (152,474,766)
=============================================================
                                                1,506,816,288
=============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                          (540,721,720)
-------------------------------------------------------------
  Foreign currencies                                 (672,021)
-------------------------------------------------------------
  Foreign currency contracts                          125,025
-------------------------------------------------------------
  Option contracts written                         20,384,517
=============================================================
                                                 (520,884,199)
=============================================================
Net gain from investment securities, foreign
  currencies, futures contracts and option
  contracts                                       985,932,089
=============================================================
Net increase in net assets resulting from
  operations                                   $  917,332,799
_____________________________________________________________
=============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 2000 and 1999

                                                                   2000               1999
                                                              ---------------    --------------

OPERATIONS:

  Net investment income (loss)                                $   (68,599,290)   $  (41,231,383)
-----------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies, futures contracts and option contracts          1,506,816,288     1,252,613,276
-----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies, futures
    contracts and option contracts                               (520,884,199)    1,427,968,629
===============================================================================================
    Net increase in net assets resulting from operations          917,332,799     2,639,350,522
===============================================================================================
Distributions to shareholders from net investment income:
  Class A                                                                  --        (3,691,627)
-----------------------------------------------------------------------------------------------
  Institutional Class                                                      --          (343,112)
-----------------------------------------------------------------------------------------------
Distributions in excess of net investment income:
  Class A                                                                  --          (377,640)
-----------------------------------------------------------------------------------------------
  Institutional Class                                                      --            (5,008)
-----------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Class A                                                        (912,274,100)     (404,965,108)
-----------------------------------------------------------------------------------------------
  Class B                                                        (156,090,644)      (49,731,739)
-----------------------------------------------------------------------------------------------
  Class C                                                         (13,701,366)       (1,700,816)
-----------------------------------------------------------------------------------------------
  Institutional Class                                             (12,672,994)       (4,837,664)
-----------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                         927,796,775        95,538,920
-----------------------------------------------------------------------------------------------
  Class B                                                         724,966,056       347,953,526
-----------------------------------------------------------------------------------------------
  Class C                                                         221,312,749        70,937,422
-----------------------------------------------------------------------------------------------
  Institutional Class                                            (100,840,055)       16,644,022
===============================================================================================
    Net increase in net assets                                  1,595,829,220     2,704,771,698
===============================================================================================

NET ASSETS:

  Beginning of year                                             9,600,690,471     6,895,918,773
===============================================================================================
  End of year                                                 $11,196,519,691    $9,600,690,471
_______________________________________________________________________________________________
===============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $ 7,150,137,050    $5,279,351,381
-----------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                         (388,227)         (317,554)
-----------------------------------------------------------------------------------------------
  Undistributed net realized gain from investment
    securities, foreign currencies, futures contracts and
    option contracts                                            1,414,418,150     1,168,419,727
-----------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities, foreign currencies, futures contracts and
    option contracts                                            2,632,352,718     3,153,236,917
===============================================================================================
                                                              $11,196,519,691    $9,600,690,471
_______________________________________________________________________________________________
===============================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 2000

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Weingarten Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eleven separate portfolios, each having an unlimited number of shares of beneficial interest. Prior to June 17, 2000 the Fund was organized as a series portfolio of AIM Equity Funds, Inc. At a meeting held on February 3, 2000, the Board of Directors of AIM Equity Funds, Inc. approved an Agreement and Plan of Reorganization (the "Reorganization") which reorganized the Fund as a series portfolio of the Trust. Shareholders of the Fund approved the Reorganization at a meeting held on June 16, 2000. The Fund currently offers four different classes of shares: Class A shares, Class B shares, Class C shares and the Institutional Class. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Institutional Class shares are sold without a sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to provide growth of capital.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.
B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
     On October 31, 2000, undistributed net investment income was increased by $68,528,617, undistributed net realized gains decreased by $166,078,761 and paid-in capital increased by $97,550,144 as a result of differences due to utilization of a portion of the proceeds from redemptions as distributions for federal income tax purposes, foreign currency transactions and net operating loss reclassifications. Net assets of the Fund were unaffected by the reclassification discussed above.
C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.
D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
G. Covered Call Options -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
     A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.
H. Futures Contracts -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in value of the contracts may not correlate with changes in the value of the securities being hedged.
I. Expenses -- Distribution expenses and certain transfer agency expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 1.0% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $350 million, plus 0.625% of the Fund's average daily net assets in excess of $350 million. AIM has agreed to waive advisory fees payable by the Fund to AIM at the annual rate of 0.025% for each $5 billion increment in net assets over $5 billion, up to a maximum waiver of 0.175% on net assets in excess of $35 billion. During the year ended October 31, 2000, AIM waived fees of $5,181,384. Under the terms of a master sub-advisory agreement between AIM and A I M Capital Management, Inc. ("AIM Capital"), AIM pays AIM Capital 50% of the amount paid by the Fund to AIM.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2000, AIM was paid $473,764 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. For the year ended October 31, 2000, AFS was paid $7,135,544 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C and the Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.30% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. During the year ended October 31, 2000, the Class A, Class B and Class C shares paid AIM Distributors $29,398,785, $18,390,082 and $2,310,903,
respectively, as compensation under the Plans.
  AIM Distributors received commissions of $3,854,495 from sales of the Class A shares of the Fund during the year ended October 31, 2000. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 2000, AIM Distributors received $139,887 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.
  During the year ended October 31, 2000, the Fund paid legal fees of $22,699 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

For the year ended October 31, 2000, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $162,324 and reductions in custodian fees of $44,738 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $207,062.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS
The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 2000, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly and failed to return the securities.
  At October 31, 2000, securities with an aggregate value of $469,288,729 were on loan to brokers. The loans were secured by cash collateral of $481,391,900 received by the Fund. For the year ended October 31, 2000, the Fund received fees of $151,601 for securities lending.

NOTE 7-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 2000 was $16,186,039,935 and $16,154,880,126, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 2000 is as follows:

Aggregate unrealized appreciation of
  investment securities                     $2,903,247,458
----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                       (277,218,090)
==========================================================
Net unrealized appreciation of investment
  securities                                $2,626,029,368
__________________________________________________________
==========================================================
Cost of investments for tax purposes is $8,491,563,950.

NOTE 8-CALL OPTION CONTRACTS

Transactions in call options written during the year ended October 31, 2000 are summarized as follows:

                                                                CALL OPTION CONTRACTS
                                                              --------------------------
                                                              NUMBER OF      PREMIUMS
                                                              CONTRACTS      RECEIVED
                                                              ---------    -------------
Beginning of year                                               91,902     $ 116,996,621
----------------------------------------------------------------------------------------
Closed                                                         (85,877)     (111,818,048)
----------------------------------------------------------------------------------------
Exercised                                                       (6,025)       (5,178,573)
========================================================================================
End of year                                                         --     $          --
________________________________________________________________________________________
========================================================================================

NOTE 9-SHARE INFORMATION

Changes in shares outstanding during the years ended October 31, 2000 and 1999 were as follows:

                                                                          2000                              1999
                                                             ------------------------------    ------------------------------
                                                               SHARES           AMOUNT           SHARES           AMOUNT
                                                             -----------    ---------------    -----------    ---------------
Sold:
  Class A                                                     38,693,394    $ 1,218,409,892     38,697,927    $   994,480,979
-----------------------------------------------------------------------------------------------------------------------------
  Class B                                                     26,508,143        797,286,477     17,982,789        456,125,945
-----------------------------------------------------------------------------------------------------------------------------
  Class C                                                      8,102,015        244,073,425      3,622,407         92,753,207
-----------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                          1,045,908         33,206,382        826,477         21,885,030
=============================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                     29,963,538        854,837,292     16,540,521        383,078,048
-----------------------------------------------------------------------------------------------------------------------------
  Class B                                                      5,414,678        148,085,997      2,102,927         47,274,883
-----------------------------------------------------------------------------------------------------------------------------
  Class C                                                        480,423         13,149,166         71,213          1,602,275
-----------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                            428,931         12,554,823        217,868          5,146,039
=============================================================================================================================
Reacquired:
  Class A                                                    (36,659,424)    (1,145,450,409)   (50,133,647)    (1,282,020,107)
-----------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (7,393,719)      (220,406,418)    (6,174,366)      (155,447,302)
-----------------------------------------------------------------------------------------------------------------------------
  Class C                                                     (1,209,352)       (35,909,842)      (926,007)       (23,418,060)
-----------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                         (4,771,038)      (146,601,260)      (391,478)       (10,387,047)
=============================================================================================================================
                                                              60,603,497    $ 1,773,235,525     22,436,631    $   531,073,890
_____________________________________________________________________________________________________________________________
=============================================================================================================================

NOTE 10-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                           CLASS A
                                                              ------------------------------------------------------------------
                                                                                    YEAR ENDED OCTOBER 31,
                                                              ------------------------------------------------------------------
                                                               2000(a)         1999          1998          1997          1996
                                                              ----------    ----------    ----------    ----------    ----------
Net asset value, beginning of period                          $    28.31    $    21.72    $    22.72    $    20.19    $    20.33
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                     (0.14)        (0.10)         0.02          0.01          0.06
--------------------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)            3.18          8.16          2.38          4.82          2.51
================================================================================================================================
    Total from investment operations                                3.04          8.06          2.40          4.83          2.57
================================================================================================================================
Less distributions:
  Dividends from net investment income                                --         (0.01)           --         (0.06)           --
--------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                            (3.19)        (1.46)        (3.40)        (2.24)        (2.71)
================================================================================================================================
    Total distributions                                            (3.19)        (1.47)        (3.40)        (2.30)        (2.71)
================================================================================================================================
Net asset value, end of period                                $    28.16    $    28.31    $    21.72    $    22.72    $    20.19
________________________________________________________________________________________________________________________________
================================================================================================================================
Total return(b)                                                    10.61%        38.62%        12.34%        26.83%        14.81%
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $8,948,781    $8,089,739    $6,094,178    $5,810,582    $4,977,493
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                  1.03%(c)       1.03%        1.04%         1.07%         1.12%
--------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                               1.07%(c)       1.08%        1.09%         1.11%         1.15%
================================================================================================================================
Ratio of net investment income (loss) to average net assets        (0.45)%(c)      (0.38)%       0.07%        0.07%         0.33%
________________________________________________________________________________________________________________________________
================================================================================================================================
Portfolio turnover rate                                              145%          124%          125%          128%          159%
________________________________________________________________________________________________________________________________
================================================================================================================================

(a)Calculated using average shares outstanding.
(b)Does not include sales charges.
(c)Ratios are based on average daily net assets of $9,799,594,989.

                                                                                        CLASS B
                                                              ------------------------------------------------------------
                                                                                 YEAR ENDED OCTOBER 31,
                                                              ------------------------------------------------------------
                                                               2000(a)       1999(a)      1998(a)     1997(a)     1996(a)
                                                              ----------    ----------    --------    --------    --------
Net asset value, beginning of period                          $    27.29    $    21.12    $  22.34    $  19.98    $  20.28
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                     (0.36)        (0.30)      (0.15)      (0.15)      (0.05)
--------------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)            3.08          7.93        2.33        4.75        2.46
==========================================================================================================================
    Total from investment operations                                2.72          7.63        2.18        4.60        2.41
==========================================================================================================================
Less distributions from net realized gains                         (3.19)        (1.46)      (3.40)      (2.24)      (2.71)
==========================================================================================================================
Net asset value, end of period                                $    26.82    $    27.29    $  21.12    $  22.34    $  19.98
__________________________________________________________________________________________________________________________
==========================================================================================================================
Total return(b)                                                     9.76%        37.59%      11.45%      25.78%      13.95%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $1,927,514    $1,291,456    $705,750    $486,105    $267,459
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                  1.78%(c)       1.82%      1.83%       1.87%       1.95%
--------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                               1.82%(c)       1.87%      1.87%       1.91%       1.98%
==========================================================================================================================
Ratio of net investment income (loss) to average net assets        (1.20)%(c)      (1.17)%    (0.72)%    (0.73)%     (0.50)%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Portfolio turnover rate                                              145%          124%        125%        128%        159%
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a)Calculated using average shares outstanding.
(b)Does not include contingent deferred sales charges.
(c)Ratios are based on average daily net assets of $1,839,008,229.

                                                                                   CLASS C
                                                              -------------------------------------------------
                                                                                                 AUGUST 4, 1997
                                                                                                  (DATE SALES
                                                                  YEAR ENDED OCTOBER 31,           COMMENCED)
                                                              -------------------------------    TO OCTOBER 31,
                                                              2000(a)     1999(a)     1998(a)       1997(a)
                                                              --------    --------    -------    --------------
Net asset value, beginning of period                          $  27.30    $  21.14    $22.34         $22.83
---------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.36)      (0.30)    (0.15)         (0.04)
---------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   3.10        7.92      2.35          (0.45)
===============================================================================================================
    Total from investment operations                              2.74        7.62      2.20          (0.49)
===============================================================================================================
Less distributions from net realized gains                       (3.19)      (1.46)    (3.40)            --
===============================================================================================================
Net asset value, end of period                                $  26.85    $  27.30    $21.14         $22.34
_______________________________________________________________________________________________________________
===============================================================================================================
Total return(b)                                                   9.83%      37.50%    11.54%         (2.15)%
_______________________________________________________________________________________________________________
===============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $301,590    $105,420    $23,107        $2,326
_______________________________________________________________________________________________________________
===============================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                1.78%(c)     1.82%    1.83%          1.84%(d)
---------------------------------------------------------------------------------------------------------------
  Without fee waivers                                             1.82%(c)     1.87%    1.87%          1.88%(d)
===============================================================================================================
Ratio of net investment income (loss) to average net assets      (1.20)%(c)    (1.17)%  (0.72)%       (0.70)%(d)
_______________________________________________________________________________________________________________
===============================================================================================================
Portfolio turnover rate                                            145%        124%      125%           128%
_______________________________________________________________________________________________________________
===============================================================================================================

(a)Calculated using average shares outstanding.
(b)Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)Ratios are based on average daily net assets of $231,090,344.
(d)Annualized.

      AIM CHARTER FUND

      AIM CONSTELLATION FUND

      AIM WEINGARTEN FUND

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

      Institutional Classes

                                                     AIM--Registered Trademark--

      PROSPECTUS
      MARCH 1, 2001
                                     AIM Charter Fund seeks to provide
                                     growth of capital with a secondary
                                     objective of current income.

                                     AIM Constellation Fund seeks to
                                     provide growth of capital.

                                     AIM Weingarten Fund seeks to provide
                                     growth of capital.

                                     This prospectus contains important
                                     information about the funds. Please
                                     read it before investing and keep it
                                     for future reference.

                                     As with all other mutual fund
                                     securities, the Securities and
                                     Exchange Commission has not approved
                                     or disapproved these securities or
                                     determined whether the information
                                     in this prospectus is adequate or
                                     accurate. Anyone who tells you
                                     otherwise is committing a crime.

                                     An investment in the fund:
                                        - is not FDIC insured;
                                        - may lose value; and
                                        - is not guaranteed by a bank.

[AIM LOGO APPEARS HERE]                                   INVEST WITH DISCIPLINE
--Registered Trademark--                                --Registered Trademark--

                 ----------------------------------------------
                 AIM CHARTER - CONSTELLATION - WEINGARTEN FUNDS
                 ----------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES AND STRATEGIES         1
- - - - - - - - - - - - - - - - - - - - - - - -

AIM Charter Fund                             1

AIM Constellation Fund                       1

AIM Weingarten Fund                          1

PRINCIPAL RISKS OF INVESTING IN THE FUNDS    1
- - - - - - - - - - - - - - - - - - - - - - - -

PERFORMANCE INFORMATION                      2
- - - - - - - - - - - - - - - - - - - - - - - -

Annual Total Returns                         2

Performance Table                            3

FEE TABLE AND EXPENSE EXAMPLE                4
- - - - - - - - - - - - - - - - - - - - - - - -

Fee Table                                    4

Expense Example                              4

FUND MANAGEMENT                              5
- - - - - - - - - - - - - - - - - - - - - - - -

The Advisors                                 5

Advisor Compensation                         5

Portfolio Managers                           5

OTHER INFORMATION                            6
- - - - - - - - - - - - - - - - - - - - - - - -

Dividends and Distributions                  6

Suitability for Investors                    6

FINANCIAL HIGHLIGHTS                         7
- - - - - - - - - - - - - - - - - - - - - - - -

SHAREHOLDER INFORMATION                    A-1
- - - - - - - - - - - - - - - - - - - - - - - -

Purchasing Shares                          A-1

Redeeming Shares                           A-1

Pricing of Shares                          A-2

Taxes                                      A-2

OBTAINING ADDITIONAL INFORMATION    Back Cover
- - - - - - - - - - - - - - - - - - - - - - - -

The AIM Family of Funds, The AIM Family of Funds and Design (i.e., the AIM logo), AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investor, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA and Invest with DISCIPLINE are registered service marks and AIM Bank Connection and AIM Internet Connect are service marks of A I M Management Group Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                 ----------------------------------------------
                 AIM CHARTER - CONSTELLATION - WEINGARTEN FUNDS
                 ----------------------------------------------

INVESTMENT OBJECTIVES AND STRATEGIES
--------------------------------------------------------------------------------

AIM CHARTER FUND (CHARTER)

The fund's primary investment objective is growth of capital with a secondary objective of current income. The investment objectives of the fund may be changed by the Board of Trustees without shareholder approval.

  The fund seeks to meet its objectives by investing at least 65% of its total assets in securities of established companies that have long-term above-average growth in earnings and dividends, and growth companies that the portfolio managers believe have the potential for above-average growth in earnings and dividends. The portfolio managers consider whether to sell a particular security when they believe the security no longer has that potential.

  The fund may engage in active and frequent trading of portfolio securities to achieve its investment objectives. If the fund does trade in this way, it may incur increased transaction costs and brokerage commissions, both of which can lower the actual return on your investment. Active trading may also increase short-term capital gains and losses, which may affect the taxes you have to pay.

AIM CONSTELLATION FUND (CONSTELLATION)

The fund's investment objective is growth of capital. The investment objective of the fund may be changed by the Board of Trustees without shareholder approval.

  The fund seeks to meet its objective by investing principally in common stocks of companies the portfolio managers believe are likely to benefit from new or innovative products, services or processes as well as those that have experienced above-average, long-term growth in earnings and have excellent prospects for future growth. The portfolio managers consider whether to sell a particular security when it no longer meets these criteria. The fund will invest without regard to market capitalization.

AIM WEINGARTEN FUND (WEINGARTEN)

The fund's investment objective is to provide growth of capital. The investment objective of the fund may be changed by the Board of Trustees without shareholder approval.

  The fund will invest primarily in common stocks of seasoned and better-capitalized companies. The portfolio managers focus on companies that have experienced above-average growth in earnings and have excellent prospects for future growth. The portfolio managers consider whether to sell a particular security when any of those factors materially changes.

  The fund may engage in active and frequent trading of portfolio securities to achieve its investment objectives. If the fund does trade in this way, it may incur increased transaction costs and brokerage commissions, both of which can lower the actual return on your investment. Active trading may also increase short-term capital gains and losses, which may affect the taxes you have to pay.

ALL FUNDS

Each fund may also invest up to 20% of its total assets in foreign securities. Any percentage limitations with respect to assets of a fund are applied at the time of purchase.

  In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, each of the funds may temporarily hold all or a portion of its assets in cash, money market instruments, shares of affiliated money market funds, bonds or other debt securities. As a result, a fund may not achieve its investment objective.

PRINCIPAL RISKS OF INVESTING IN THE FUNDS
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the funds and that the income you may receive from your investment in Charter may vary. The value of your investment in a fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. This is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than equity securities of larger, more-established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more-established companies, it may be difficult or impossible for a fund to sell securities at a desirable price.

  The values of the convertible securities in which the funds may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the fund.

  Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

  An investment in the funds is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                 ----------------------------------------------
                 AIM CHARTER - CONSTELLATION - WEINGARTEN FUNDS
                 ----------------------------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar charts and tables shown below provide an indication of the risks of investing in each of the funds. A fund's past performance is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
The following bar charts show changes in the performance of each fund's Institutional Class shares from year to year.

CHARTER--INSTITUTIONAL CLASS

                                    [GRAPH]

                                                       ANNUAL
YEAR ENDED                                              TOTAL
DECEMBER 31                                            RETURNS
-----------                                            -------
   1992                                                 1.48%
   1993                                                 9.81%
   1994                                                -3.84%
   1995                                                36.13%
   1996                                                20.29%
   1997                                                25.18%
   1998                                                27.40%
   1999                                                34.37%
   2000                                               -14.37%

CONSTELLATION--INSTITUTIONAL CLASS

                                    [GRAPH]

                                                       ANNUAL
YEAR ENDED                                              TOTAL
DECEMBER 31                                            RETURNS
-----------                                            -------
   1993                                                 17.65%
   1994                                                  1.80%
   1995                                                 36.16%
   1996                                                 16.83%
   1997                                                 13.45%
   1998                                                 19.41%
   1999                                                 45.07%
   2000                                                 -9.98%

                 ----------------------------------------------
                 AIM CHARTER - CONSTELLATION - WEINGARTEN FUNDS
                 ----------------------------------------------

PERFORMANCE INFORMATION (continued)
--------------------------------------------------------------------------------

WEINGARTEN--INSTITUTIONAL CLASS

                                    [GRAPH]

                                                       ANNUAL
YEAR ENDED                                              TOTAL
DECEMBER 31                                            RETURNS
-----------                                            -------
   1992                                                 -1.07%
   1993                                                  1.91%
   1994                                                  0.13%
   1995                                                 35.43%
   1996                                                 18.24%
   1997                                                 26.48%
   1998                                                 33.58%
   1999                                                 35.23%
   2000                                                -19.98%

  During the periods shown in the bar charts, the highest quarterly returns and the lowest quarterly returns were as follows:

                                                  HIGHEST QUARTERLY RETURN     LOWEST QUARTERLY RETURN
FUND                                                   (QUARTER ENDED)             (QUARTER ENDED)
-------------------------------------------------------------------------------------------------------
Charter--Institutional Class                        26.29% (12/31/98)          -16.30% (12/31/00)
Constellation--Institutional Class                  36.71% (12/31/99)          -22.04% (12/31/00)
Weingarten--Institutional Class                     28.14% (12/31/98)          -22.53% (12/31/00)
-------------------------------------------------------------------------------------------------------

PERFORMANCE TABLE

The following performance table compares each fund's performance to that of a broad-based securities market index.

AVERAGE ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(for the periods ended                                                            SINCE           INCEPTION
December 31, 2000)                               1 YEAR         5 YEARS         INCEPTION             DATE
-------------------------------------------------------------------------------------------------------------
Charter--Institutional Class                     -14.37%         17.16%           14.71%          07/30/91
S&P 500(1)                                        -9.10          18.33            16.39(2)        07/31/91(2)
Constellation--Institutional Class                -9.98          15.63            17.55           04/08/92
S&P 500(1)                                        -9.10          18.33            16.92(2)        03/31/92(2)
Weingarten--Institutional Class                  -19.98          16.67            14.42           10/08/91
S&P 500(1)                                        -9.10          18.33            16.63(2)        09/30/91(2)
-------------------------------------------------------------------------------------------------------------

(1) The Standard & Poor's 500 Index is an unmanaged index of common stocks frequently used as a general measure of U.S. stock market performance.
(2) The average annual total return given is since the date closest to the inception date of the Institutional Class of the fund.

                 ----------------------------------------------
                 AIM CHARTER - CONSTELLATION - WEINGARTEN FUNDS
                 ----------------------------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the funds:

SHAREHOLDER FEES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(fees paid directly from
your investment)        CHARTER    CONSTELLATION   WEINGARTEN
---------------------------------------------------------------
Maximum Sales
Charge (Load) Imposed
on Purchases (as a
percentage of
offering price)         None           None           None

Maximum Deferred
Sales Charge (Load)
(as a percentage of
original purchase
price or redemption
proceeds, whichever
is less)                None           None           None
---------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(expenses that are deducted
from fund assets)      CHARTER   CONSTELLATION   WEINGARTEN
---------------------------------------------------------------
Management Fees         0.63%        0.63%          0.63%

Distribution and/or
Service (12b-1) Fees    None         None           None

Other Expenses          0.05         0.05           0.05

Total Annual Fund
Operating Expenses(1)   0.68         0.68           0.68
---------------------------------------------------------------

(1) The investment advisor has agreed, effective July 1, 2000, to waive a portion of the management fee on assets in excess of $5 billion. Total Annual Fund Operating Expenses restated for this agreement are 0.67%, 0.64% and 0.66% for Charter, Constellation and Weingarten, respectively. Termination of this agreement requires approval by the Board of Trustees.

  You should also consider the effect of any account fees charged by the financial institution managing your account.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in the funds with the cost of investing in other mutual funds.

  The example assumes that you invest $10,000 in a fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's gross operating expenses remain the same. To the extent fees are waived, the expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

               1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------------
Charter         $69      $218      $379       $847
Constellation    69       218       379        847
Weingarten       69       218       379        847
----------------------------------------------------

                 ----------------------------------------------
                 AIM CHARTER - CONSTELLATION - WEINGARTEN FUNDS
                 ----------------------------------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISORS

A I M Advisors, Inc. (the advisor) serves as each fund's investment advisor.
A I M Capital Management, Inc. (the subadvisor), a wholly owned subsidiary of the advisor, is each fund's subadvisor and is responsible for its day-to-day management. Both the advisor and the subadvisor are located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisors supervise all aspects of the funds' operations and provide investment advisory services to the funds, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the funds.

  The advisor has acted as an investment advisor since its organization in 1976, and the subadvisor has acted as an investment advisor since 1986. Today, the advisor, together with its subsidiaries, advises or manages over 130 investment portfolios, including the funds, encompassing a broad range of investment objectives.

ADVISOR COMPENSATION

During the fiscal year ended October 31, 2000, the advisor received compensation of 0.61%, 0.60% and 0.59%, respectively, of Charter's, Constellation's and Weingarten's average daily net assets.

PORTFOLIO MANAGERS

The advisors use a team approach to investment management. The individual members of the team who are primarily responsible for the day-to-day management of each fund's portfolio are

CHARTER

- Monika H. Degan, Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 1995.

- Lanny H. Sachnowitz, Senior Portfolio Manager, who has been responsible for the fund since 1991 and has been associated with the advisor and/or its affiliates since 1987.

CONSTELLATION

- David P. Barnard, Senior Portfolio Manager, who has been responsible for the fund since 1990 and has been associated with the advisor and/or its affiliates since 1982.

- Ryan E. Crane, Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 1994.

- Robert M. Kippes, Senior Portfolio Manager, who has been responsible for the fund since 1993 and has been associated with the advisor and/or its affiliates since 1989.

- Jay K. Rushin, Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 1998. From 1996 to 1998, he was an associate equity analyst with Prudential Securities.

- Kenneth A. Zschappel, Senior Portfolio Manager, who has been responsible for the fund since 1996 and has been associated with the advisor and/or its affiliates since 1990.

WEINGARTEN

- David P. Barnard, Senior Portfolio Manager, who has been responsible for the fund since 1986 and has been associated with the advisor and/or its affiliates since 1982.

- Monika H. Degan, Portfolio Manager, who has been responsible for the fund since 1998 and has been associated with the advisor and/or its affiliates since 1995.

- Jonathan C. Schoolar, Senior Portfolio Manager, who has been responsible for the fund since 1987 and has been associated with the advisor and/or its affiliates since 1986.

                 ----------------------------------------------
                 AIM CHARTER - CONSTELLATION - WEINGARTEN FUNDS
                 ----------------------------------------------

OTHER INFORMATION
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS

Each of the funds expects that its distributions, if any, will consist primarily of capital gains.

DIVIDENDS

The funds generally declare and pay dividends, if any, annually.

CAPITAL GAINS DISTRIBUTIONS

The funds generally distribute long-term and short-term capital gains, if any, annually.

SUITABILITY FOR INVESTORS

The Institutional Classes of the funds are intended for use by institutions, particularly banks, acting for themselves or in a fiduciary or similar capacity. Shares of the Institutional Classes of the funds are available for collective and common trust funds of banks, banks investing for their own account and banks investing for the account of a public entity (e.g., Taft-Hartley funds, states, cities, or government agencies) that does not pay commissions or distribution fees. Prospective investors should determine if an investment in a fund is consistent with the objectives of an account and with applicable state and federal laws and regulations.

  The Institutional Classes of the funds are designed to be convenient and economical vehicles in which institutions can invest in a portfolio of equity securities. An investment in the funds may relieve the institution of many of the investment and administrative burdens encountered when investing in equity securities directly. These include: selection and diversification of portfolio investments; surveying the market for the best price at which to buy and sell; valuation of portfolio securities; receipt, delivery and safekeeping of securities; and portfolio recordkeeping. It is anticipated that most investors will perform their own subaccounting.

                 ----------------------------------------------
                 AIM CHARTER - CONSTELLATION - WEINGARTEN FUNDS
                 ----------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights tables are intended to help you understand each fund's financial performance. Certain information reflects financial results for a single fund share.

  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each fund (assuming reinvestment of all dividends and distributions).

  This information has been audited by KPMG LLP, whose report, along with each fund's financial statements, is included in the fund's annual report, which is available upon request. The Board of Trustees of the fund has selected new independent auditors for the fund's current fiscal year. For more information regarding the change in independent auditors, see the Statement of Additional Information.

                                                                            CHARTER -- INSTITUTIONAL CLASS
                                                              -----------------------------------------------------------
                                                                                YEAR ENDED OCTOBER 31,
                                                              -----------------------------------------------------------
                                                               2000       1999        1998        1997        1996
                                                              ------     -------     -------     -------     -------
Net asset value, beginning of period                          $17.33     $ 13.42     $ 13.48     $ 11.24     $ 10.66
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                         0.52        0.09        0.18        0.16        0.24
-------------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)        1.83        4.43        1.24        2.91        1.44
=========================================================================================================================
    Total from investment operations                            2.35        4.52        1.42        3.07        1.68
=========================================================================================================================
Less distributions:
  Dividends from net investment income                            --       (0.07)      (0.14)      (0.16)      (0.20)
-------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                        (1.35)      (0.54)      (1.34)      (0.67)      (0.90)
=========================================================================================================================
    Total distributions                                        (1.35)      (0.61)      (1.48)      (0.83)      (1.10)
=========================================================================================================================
Net asset value, end of period                                $18.33     $ 17.33     $ 13.42     $ 13.48     $ 11.24
_________________________________________________________________________________________________________________________
=========================================================================================================================
Total return                                                   14.02%      34.61%      11.69%      29.05%      17.29%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $3,234     $66,801     $43,815     $40,191     $29,591
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                              0.66%(a)    0.65%       0.66%       0.67%       0.69%
-------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                           0.68%(a)    0.67%       0.67%       0.68%       0.70%
=========================================================================================================================
Ratio of net investment income to average net assets            0.20%(a)    0.51%       1.37%       1.21%       2.24%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Portfolio turnover rate                                           80%        107%        154%        170%        164%
_________________________________________________________________________________________________________________________
=========================================================================================================================

(a) Ratios are based on average net assets of $46,641,532.

                                                                          CONSTELLATION -- INSTITUTIONAL CLASS
                                                              -----------------------------------------------------------
                                                                                 YEAR ENDED OCTOBER 31,
                                                              -----------------------------------------------------------
                                                                2000        1999        1998        1997        1996
                                                              --------    --------    --------    --------    --------
Net asset value, beginning of period                          $  36.01    $  27.25    $  30.00    $  26.01    $  24.05
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.09)      (0.01)         --        0.02        0.04
-------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  12.91        9.50       (0.65)       4.86        2.67
=========================================================================================================================
    Total from investment operations                             12.82        9.49       (0.65)       4.88        2.71
=========================================================================================================================
Less distributions:
  Distributions from net realized gains                          (3.28)      (0.73)      (2.10)      (0.89)      (0.75)
=========================================================================================================================
Net asset value, end of period                                $  45.55    $  36.01    $  27.25    $  30.00    $  26.01
_________________________________________________________________________________________________________________________
=========================================================================================================================
Total return                                                     37.14%      35.46%      (1.85)%     19.42%      11.81%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $288,097    $244,369    $189,039    $188,109    $293,035
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                0.65%(a)    0.64%       0.63%       0.65%       0.66%
-------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                             0.68%(a)    0.66%       0.65%       0.67%       0.67%
=========================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.18)%(a)  (0.04)%     (0.01)%      0.06%       0.21%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Portfolio turnover rate                                             88%         62%         76%         67%         58%
_________________________________________________________________________________________________________________________
=========================================================================================================================

(a)Ratios are based on average daily net assets of $316,573,355.

                 ----------------------------------------------
                 AIM CHARTER - CONSTELLATION - WEINGARTEN FUNDS
                 ----------------------------------------------

FINANCIAL HIGHLIGHTS (continued)
--------------------------------------------------------------------------------

                                                                        WEINGARTEN -- INSTITUTIONAL CLASS
                                                              ------------------------------------------------------
                                                                              YEAR ENDED OCTOBER 31,
                                                              ------------------------------------------------------
                                                              2000(a)      1999      1998      1997      1996
                                                              -------    --------   -------   -------   -------
Net asset value, beginning of period                          $28.96     $  22.18   $ 23.05   $ 20.46   $ 20.48
--------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                 (0.06)        0.02      0.10      0.08      0.17
--------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)        3.29         8.32      2.43      4.90      2.52
====================================================================================================================
    Total from investment operations                            3.23         8.34      2.53      4.98      2.69
====================================================================================================================
Less distributions:
  Dividends from net investment income                            --        (0.10)       --     (0.15)       --
--------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                        (3.19)       (1.46)    (3.40)    (2.24)    (2.71)
====================================================================================================================
    Total distributions                                        (3.19)       (1.56)    (3.40)    (2.39)    (2.71)
====================================================================================================================
Net asset value, end of period                                $29.00     $  28.96   $ 22.18   $ 23.05   $ 20.46
____________________________________________________________________________________________________________________
====================================================================================================================
Total return                                                   11.07%       39.20%    12.79%    27.37%    15.34%
____________________________________________________________________________________________________________________
====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $18,634    $114,076   $72,884   $62,124   $60,483
____________________________________________________________________________________________________________________
====================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                              0.64%(b)     0.63%     0.62%     0.64%     0.65%
--------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                           0.68%(b)     0.68%     0.67%     0.68%     0.68%
====================================================================================================================
Ratio of net investment income (loss) to average net assets    (0.04)%(b)     0.02%    0.49%     0.50%     0.80%
____________________________________________________________________________________________________________________
====================================================================================================================
Portfolio turnover rate                                          145%         124%      125%      128%      159%
____________________________________________________________________________________________________________________
====================================================================================================================

(a) Calculated using average shares outstanding.
(b) Ratios are based on average daily net assets of $89,095,334.

                 ----------------------------------------------
                 AIM CHARTER - CONSTELLATION - WEINGARTEN FUNDS
                 ----------------------------------------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

PURCHASING SHARES

The minimum initial investment in any of the funds is $100,000. No minimum amount is required for subsequent investments in a fund nor are minimum balances required.

  Shares of the Institutional Class of each fund are sold on a continuing basis at their respective net asset values. Although no sales charge is imposed in connection with the purchase of shares, banks or other financial institutions may charge a recordkeeping, account maintenance or other fee to their customers, and beneficial holders of shares of the funds should consult with such institutions to obtain a schedule of such fees. Institutions may be requested to maintain separate master accounts in each fund for shares held by the institution (a) for its own account, for the account of other institutions and for accounts for which the institution acts as a fiduciary; and (b) for accounts for which the institution acts in some other capacity. An institution's master accounts and subaccounts with a fund may be aggregated for the purpose of the minimum investment requirement. Prior to the initial purchase of shares, an account application must be completed and sent to A I M Fund Services, Inc. (transfer agent) at P.O. Box 0843, Houston, Texas 77001-0843. An account application may be obtained from the transfer agent.


  Purchase orders will be accepted for execution on the day the order is placed, provided that the order is properly submitted and received by the transfer agent during the hours of the customary trading session of the New York Stock Exchange
(NYSE) on the day the order is placed and such orders will be confirmed at the net asset value determined as of the close of the customary trading session of the NYSE that day or such earlier closing time (trade date). Subsequent purchases of shares of the funds may also be made via AIM LINK--Registered Trademark-- Remote, a personal computer application software product.


  Payments for shares purchased must be in the form of federal funds or other funds immediately available to the funds and must be made on the "settlement date," which shall be the next business day of the funds following the trade date. Federal Reserve wires should be sent as early as possible on the settlement date in order to facilitate crediting to the shareholder's account. Any funds received in respect of an order which is not accepted by a fund and any funds received for which an order has not been received will be returned to the sending institution. An order to purchase shares must specify which fund is being purchased, otherwise any funds received will be returned to the sending institution.

REDEEMING SHARES

TIMING OF REDEMPTIONS

You can redeem shares during the hours of the customary trading session of the NYSE. A fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

  You may redeem any or all of your shares at the net asset value next determined after receipt of a redemption request in proper form by the applicable fund. There is no charge for redemption. Redemption requests with respect to shares for which certificates have not been issued are normally made by calling the transfer agent.

  You may request a redemption by calling the transfer agent at (800) 659-1005, or by using AIM LINK--Registered Trademark-- Remote. We use reasonable procedures to confirm that instructions communicated by telephone are genuine and are not liable for telephone instructions that are reasonably believed to be genuine. Such reasonable procedures may include recordings of telephone transactions maintained for a reasonable period of time.

TIMING AND METHOD OF PAYMENT

If a redemption request is received during the hours of the customary trading session of the NYSE, the redemption will be effected at the net asset value determined as of the close of the customary trading session of the NYSE that day or such earlier closing time (the redemption date).

  Payment for redeemed shares is normally made by Federal Reserve wire to the commercial bank account designated in your Account Application. You may also request that payment be made by check. The proceeds of a redemption request will be wired on the next business day following the redemption date.

  Payment for shares redeemed by mail and payment for telephone redemptions in amounts of less than $1,000 may, at the option of a fund, be made by check mailed within seven days after receipt of the redemption request in proper form. A fund may make payment for telephone redemptions in excess of $1,000 by check when it is considered to be in the fund's best interest to do so.

REDEMPTIONS BY THE FUNDS

If a fund determines that you have not provided a correct Social Security or other tax ID number on your account application, the fund may, at its discretion, redeem your account and distribute the proceeds to you.

 EACH OF THE FUNDS AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME TO:
 - REJECT OR CANCEL ANY PART OF ANY PURCHASE OR EXCHANGE ORDER;
 - MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY FUND; OR
 - WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS.

                 ----------------------------------------------
                 AIM CHARTER - CONSTELLATION - WEINGARTEN FUNDS
                 ----------------------------------------------

SHAREHOLDER INFORMATION (continued)
--------------------------------------------------------------------------------

PRICING OF SHARES

The price of each of the funds' shares is the fund's net asset value per share. The funds value portfolio securities for which market quotations are readily available at market value. The funds value short-term investments maturing within 60 days at amortized cost, which approximates market value.

The funds value all other securities and assets at their fair value. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day. In addition, if, between the time trading ends on a particular security and the close of the customary trading session of the NYSE or as of the closing time of the NYSE if the NYSE closes early on a particular day, events occur that materially affect the value of the security, the funds may value the security at its fair value as determined in good faith by or under the supervision of the Board of Directors or Trustees of the funds. The effect of using fair value pricing is that a fund's net asset value will be subject to the judgment of the Board of Directors or Trustees or its designee instead of being determined by the market. Because some of the funds may invest in securities that are primarily listed on foreign exchanges that trade on days when the AIM Funds do not price their shares, the value of those fund's shares may change on days when you will not be able to purchase or redeem shares.

  Each fund determines the net asset value of its shares as of the close of the customary trading session of the NYSE on each day the NYSE is open for business NYSE or as of the closing time of the NYSE if the NYSE closes early on a particular day. The funds price purchase and redemption orders at the net asset value calculated after the transfer agent receives an order in good form.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets. Different tax rates may apply to ordinary income and long-term capital gain distributions. Every year, information showing the amount of dividends and distributions you received from each fund during the prior year will be sent to you.

  Any long-term or short-term capital gains realized from redemptions of fund shares will be subject to federal income tax.

  The foreign, state and local tax consequences of investing in fund shares may differ materially from the federal income tax consequences described above. You should consult your tax advisor before investing.

                                                                    STATEMENT OF
                                                          ADDITIONAL INFORMATION





                            INSTITUTIONAL CLASSES OF

                                AIM CHARTER FUND

                             AIM CONSTELLATION FUND

                               AIM WEINGARTEN FUND




                              (SERIES PORTFOLIOS OF
                                AIM EQUITY FUNDS)


                                11 GREENWAY PLAZA
                                    SUITE 100
                             HOUSTON, TX 77046-1173
                                 (713) 626-1919




          THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS
                    AND IT SHOULD BE READ IN CONJUNCTION WITH
                     A PROSPECTUS OF THE ABOVE-NAMED FUNDS,
                 A COPY OF WHICH MAY BE OBTAINED FREE OF CHARGE
                      FROM AUTHORIZED DEALERS OR BY WRITING
                             FUND MANAGEMENT COMPANY
                          11 GREENWAY PLAZA, SUITE 100
                             HOUSTON, TX 77046-1173
                          OR BY CALLING (800) 659-1005.







            STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 21, 2001
                 RELATING TO THE PROSPECTUS DATED MARCH 21, 2001

                                TABLE OF CONTENTS

                                                                                Page
INTRODUCTION......................................................................1

GENERAL INFORMATION ABOUT THE TRUST...............................................1

         The Trust and Its Shares.................................................1

PERFORMANCE.......................................................................3

         Total Return Calculations................................................4
         Yield Quotations.........................................................4
         Historical Portfolio Results.............................................5

PORTFOLIO TRANSACTIONS AND BROKERAGE..............................................5

         General Brokerage Policy.................................................5
         Allocation of Portfolio Transactions.....................................6
         Allocation of IPO Securities Transactions................................6
         Section 28(e) Standards..................................................7
         Transactions with Regular Brokers........................................8
         Brokerage Commissions Paid...............................................8
         Portfolio Turnover.......................................................8

INVESTMENT STRATEGIES AND RISKS...................................................9

         Real Estate Investment Trusts ("REITs").................................11
         Foreign Securities......................................................11
         Foreign Exchange Transactions...........................................13
         Illiquid Securities.....................................................13
         Rule 144A Securities....................................................13
         Repurchase Agreements...................................................14
         Reverse Repurchase Agreements...........................................14
         Special Situations......................................................14
         Short Sales.............................................................14
         Margin Transactions.....................................................15
         Warrants................................................................15
         Securities Issued on a When-Issued or Delayed Delivery Basis............15
         Lending of Portfolio Securities.........................................16
         Interfund Loans.........................................................16
         Equity-Linked Derivatives...............................................16
         Borrowing...............................................................16
         Investment in Unseasoned Issuers........................................17
         Investment in Other Investment Companies................................17
         Temporary Defensive Investments.........................................17
         Swaps, Caps, Floors and Collars.........................................17

OPTIONS, FUTURES AND CURRENCY STRATEGIES.........................................18

         Introduction............................................................18
         General Risks of Options, Futures and Currency Strategies...............18
         Cover...................................................................19
         Writing Call Options....................................................19
         Writing Put Options.....................................................20
         Purchasing Put Options..................................................20
         Purchasing Call Options.................................................20
         Over-The-Counter Options................................................21
         Index Options...........................................................21

         Limitations on Options..................................................21
         Interest Rate, Currency and Stock Index Futures Contracts...............22
         Options on Futures Contracts............................................23
         Forward Contracts.......................................................23
         Limitations on Use of Futures, Options on Futures and Certain Options
         on Currencies...........................................................23

INVESTMENT RESTRICTIONS..........................................................23

         Fundamental Restrictions................................................24
         Non-Fundamental Restrictions............................................25

MANAGEMENT.......................................................................26

         Trustees and Officers...................................................26
                  Remuneration of Trustees.......................................28
                  AIM Funds Retirement Plan for Eligible Directors/
                  Trustees.......................................................29
                  Deferred Compensation Agreements...............................30

INVESTMENT ADVISORY AND OTHER SERVICES...........................................31


THE DISTRIBUTOR..................................................................35


HOW TO PURCHASE AND REDEEM SHARES................................................35


NET ASSET VALUE DETERMINATION....................................................36


DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS.........................................37

         Reinvestment of Dividends and Distributions.............................37
         Tax Matters.............................................................37
         Qualification as a Regulated Investment Company.........................37
         Determination of Taxable Income of a Regulated Investment Company.......38
         Excise Tax on Regulated Investment Companies............................39
         Fund Distributions......................................................39
         Sale or Redemption of Shares............................................41
         Foreign Shareholders....................................................41
         Effect of Future Legislation; Local Tax Considerations..................42
         Passive Foreign Investment Companies....................................42

SHAREHOLDER INFORMATION..........................................................42


MISCELLANEOUS INFORMATION........................................................43

         Charges for Certain Account Information.................................43
         Audit Reports...........................................................43
         Legal Matters...........................................................44
         Custodian and Transfer Agent............................................44
         Principal Holders of Securities.........................................44
         Other Information.......................................................54

APPENDIX.........................................................................A-1


FINANCIAL STATEMENTS.............................................................FS

                                  INTRODUCTION

         AIM Equity Funds (the "Trust") is a series mutual fund. The rules and regulations of the United States Securities and Exchange Commission (the "SEC") require all mutual funds to furnish prospective investors certain information concerning the activities of the fund being considered for investment. This information is included in a Prospectus dated March 21, 2001 (the "Prospectus"), which relates to the Institutional Classes of the following portfolios of the
Trust: AIM Charter Fund ("Charter"), AIM Constellation Fund ("Constellation") and AIM Weingarten Fund ("Weingarten") (individually a "Fund" and collectively, the "Funds"). Additional copies of the Prospectus and this Statement of Additional Information may be obtained without charge by writing the principal distributor of the Funds' shares, A I M Distributors, Inc. ("AIM Distributors"), P.O. Box 4739, Houston, Texas 77210-4739 or by calling (800) 659-1005. Investors must receive a Prospectus before they invest.

         This Statement of Additional Information is intended to furnish prospective investors with additional information concerning the Funds. Some of the information required to be in this Statement of Additional Information is also included in the Prospectus; and, in order to avoid repetition, reference will be made to sections of the Prospectus. Additionally, the Prospectus and this Statement of Additional Information omit certain information contained in the Trust's Registration Statement filed with the SEC. Copies of the Registration Statement, including items omitted from the Prospectus and this Statement of Additional Information, may be obtained from the SEC by paying the charges described under its rules and regulations.

                       GENERAL INFORMATION ABOUT THE TRUST

THE TRUST AND ITS SHARES

         The Trust currently is organized as a Delaware business trust under an Agreement and Declaration of Trust, dated December 6, 1999, as amended (the "Trust Agreement"). The Trust was previously organized as AIM Equity Funds, Inc. ("AEF"), a Maryland corporation. Pursuant to an Agreement and Plan of Reorganization, the AEF Funds (defined below) were reorganized on June 21, 2000 as portfolios of the Trust, which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified open-end series management investment company.

         Under the Trust Agreement, the Board of Trustees is authorized to create new series of shares without the necessity of a vote of shareholders of the Trust. The Trust currently consists of eleven separate portfolios: AIM Aggressive Growth Fund ("Aggressive Growth"), AIM Blue Chip Fund ("Blue Chip"), AIM Capital Development Fund ("Capital Development"), Charter, Constellation, AIM Dent Demographic Trends Fund ("Demographic Trends"), AIM Emerging Growth Fund ("Emerging Growth"), AIM Large Cap Basic Value Fund ("Large Cap Basic Value"), AIM Large Cap Growth Fund ("Large Cap Growth"), AIM Mid Cap Growth Fund ("Mid Cap") and Weingarten (each an "AEF Fund" and collectively, the "AEF Funds"). Charter, Weingarten and Constellation each have four separate classes:
Class A, Class B and Class C and an Institutional Class. Aggressive Growth, Blue Chip, Capital Development, Demographic Trends, Emerging Growth, Large Cap Basic Value, Large Cap Growth and Mid Cap each have three classes of shares: Class A, Class B and Class C shares. Class A shares (sold with a front-end sales charge) and Class B and Class C shares (each sold with a contingent deferred sales charge) of the AEF Funds are also referred to as the Retail Classes. Prior to October 15, 1993, Aggressive Growth was a portfolio of AIM Funds Group ("AFG"), a Massachusetts business trust. Pursuant to an Agreement and Plan of Reorganization between AFG and AEF, Aggressive Growth was redomesticated as a portfolio of AEF. Blue Chip acquired the investment portfolio of Baird Blue Chip Fund, Inc. (the "BBC Fund"), a registered management investment company, on June 3, 1996, in a corporate reorganization. Capital Development acquired substantially all of the assets of Baird Capital Development Fund, Inc., a registered management investment company, on August 12, 1996 in a corporate reorganization.

         Pursuant to the Agreement and Plan of Reorganization, the Funds succeeded to the assets and assumed the liabilities of the series portfolios with corresponding names (the "Predecessor Funds") of AEF. All historical financial and other information contained in this Statement of Additional Information for periods prior to June 21, 2000 relating to the AEF Funds (or a class thereof) is that of the Predecessor Funds (or the corresponding class thereof).

         Shares of beneficial interest of the Trust are redeemable at their net asset value (subject, in certain circumstances, to a contingent deferred sales charge) at the option of the shareholder or at the option of the Trust in certain circumstances. For information concerning the methods of redemption, investors should consult the Prospectuses under the caption "Redeeming Shares."

         This Statement of Additional Information relates solely to the Institutional Classes of the Funds.

         The assets received by the Trust from the issue or sale of shares of each of its series of shares, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are specifically allocated to the appropriate Fund. They constitute the underlying assets of each Fund, are required to be segregated on the Trust's books of account, and are to be charged with the expenses with respect to such Fund and its respective classes. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated by or under the direction of the Board of Trustees, primarily on the basis of relative net assets, or other relevant factors.

         Each share of each Fund represents an equal proportionate interest in that Fund with each other share and is entitled to such dividends and distributions out of the income belonging to such Fund as are declared by the Board. Each class represents interests in the same portfolio of investments but, as further described in the Prospectuses, each such class is subject to differing sales charges and expenses, which differences will result in differing net asset values and dividends and distributions. Upon any liquidation of the Trust, shareholders of each class are entitled to share pro rata in the net assets belonging to the applicable Fund allocable to such class available for distribution after satisfaction of outstanding liabilities of the Fund allocable to such class.

         The Trust is not required to hold annual or regular meetings of shareholders. Meetings of shareholders of a Fund will be held from time to time to consider matters requiring a vote of such shareholders in accordance with the requirements of the 1940 Act, state law or the provisions of the Trust Agreement. It is not expected that shareholder meetings will be held annually.

         Shares of the Retail Class and the Institutional Class of each Fund have equal rights and privileges. Each share of a particular class is entitled to one vote, to participate equally in dividends and distributions declared by the Trust's Board of Trustees with respect to the class of such Fund and, upon liquidation of the Fund, to participate proportionately in the net assets of the Fund allocable to such class remaining after satisfaction of outstanding liabilities of the Fund allocable to such class. Fund shares are fully paid, non-assessable and fully transferable when issued and have no preemptive rights and have such conversion and exchange rights as set forth in the Prospectus and this Statement of Additional Information. Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share.

         Except as specifically noted above, shareholders of each Fund are entitled to one vote per share (with proportionate voting for fractional shares), irrespective of the relative net asset value of the different classes of shares, where applicable, of a Fund. However, on matters affecting one portfolio of the Trust or one class of shares, a separate vote of shareholders of that portfolio or class is required. Shareholders of a portfolio or class are not entitled to vote on any matter which does not affect that portfolio or class but which requires a separate vote of another portfolio or class. An example of a matter which would be voted on separately by shareholders of a portfolio is the approval of an advisory agreement, and an example of a matter which would be voted on separately by shareholders of a class of shares is approval of a distribution plan.

         Shareholders of the Funds do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares of all Funds voting together for election of trustees may elect all of the members of the Board of Trustees of the Trust. In such event, the remaining holders cannot elect any trustees of the Trust.

         The Trust Agreement provides that the trustees of the Trust shall hold office during the existence of the Trust, except as follows: (a) any trustee may resign or retire; (b) any trustee may be removed by a vote of at least two-thirds of the outstanding shares of the Trust, or at any time by written instrument signed by at least two-thirds of the trustees and specifying when such removal becomes effective; or (c) any trustee who has died or become incapacitated and is unable to serve may be retired by a written instrument signed by a majority of the trustees and specifying the date of his or her retirement.

         Under Delaware law, shareholders of a Delaware business trust shall be entitled to the same limitations or liability extended to shareholders of private for-profit corporations, however, there is a remote possibility that shareholders could, under certain circumstances, be held liable for the obligations of the Trust to the extent the courts of another state which does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees to all parties, and each party thereto must expressly waive all rights of action directly against shareholders of the Trust. The Trust Agreement provides for indemnification out of the property of a Fund for all losses and expenses of any shareholder of such Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which a Fund would be unable to meet its obligations and wherein the complaining party was held not to be bound by the disclaimer.

         The Trust Agreement further provides that the trustees and officers will not be liable for any act, omission or obligation of the Trust or any trustee or officer. However, nothing in the Trust Agreement protects a trustee or officer against any liability to the Trust or to the shareholders to which a trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office with the Trust. The Trust Agreement provides for indemnification by the Trust of the trustees, officers, employees and agents of the Trust, if it is determined that such person acted in good faith, and reasonably believed: (1) in the case of conduct in his or her official capacity for the Trust, that his or her conduct was in the Trust's best interests, (2) in all other cases, that his or her conduct was at least not opposed to the Trust's best interests and (3) in a criminal proceeding, that he or she had no reason to believe that his or her conduct was unlawful. The Trust Agreement also authorizes the purchase of liability insurance on behalf of trustees and officers.

                                   PERFORMANCE

         Each Fund's performance may be quoted in advertising in terms of yield or total return.

         The total return shows the overall change in value of a Fund's Institutional Class, including changes in share price and assuming all the Fund's dividends and capital gain distributions are reinvested and that all expenses are deducted. A cumulative total return reflects the performance of a Fund's Institutional Class over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the performance of a Fund's Institutional Class had been constant over the entire period. BECAUSE AVERAGE ANNUAL RETURNS TEND TO EVEN OUT VARIATIONS IN A FUND'S RETURN, INVESTORS SHOULD RECOGNIZE THAT SUCH RETURNS ARE NOT THE SAME AS ACTUAL YEAR-BY-YEAR RESULTS. To illustrate the components of overall performance, a Fund may separate its cumulative and average annual returns into income results and capital gain or loss.

         A fund may participate in the initial public offering ("IPO") market, and a significant portion of the fund's returns may be attributable to its investment in IPOs. Investment in IPOs could have a magnified impact on a fund with a small asset base. There is no guarantee that as a fund's assets grow, it will continue to experience substantially similar performance by investing in IPOs.

         Yield is computed in accordance with the standardized formula described below and can be expected to fluctuate from time to time and is not necessarily indicative of future results. Accordingly, yield information may not provide a basis for comparison with investments which pay a fixed rate of interest for a stated period of time. Yield is a function of the type and quality of a Fund's investments, the Fund's maturity and the Fund's operating expense ratio.

         From time to time, A I M Advisors, Inc. ("AIM") or its affiliates may waive all or a portion of their fees and/or assume certain expenses of any Fund. Voluntary fee waivers or reductions or commitments to assume expenses may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions or commitments to assume expenses, AIM will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions or reimbursement of expenses set forth in the Fee Table in a Prospectus may not be terminated or amended to the Funds' detriment during the period stated in the agreement between AIM and the Fund. Fee waivers or reductions or commitments to reduce expenses will have the effect of increasing that Fund's yield and total return.

         The performance of the Institutional Class of each Fund will vary from time to time and past results are not necessarily indicative of future results. A Fund's performance is a function of its portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses of the Fund and market conditions. A shareholder's investment in a Fund is not insured or guaranteed. These factors should be carefully considered by the investor before making an investment in any Fund.

         Additional performance information is contained in the Trust's Annual Report to Shareholders, which is available upon request without charge.

TOTAL RETURN CALCULATIONS

         Total returns quoted in advertising reflect all aspects of the applicable Fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in such Fund's net asset value per share over the period. Average annual returns are calculated by determining the growth or decline in value of a hypothetical investment in a particular Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that a Fund's performance is not constant over time, but changes from year to year, and that average annual returns do not represent the actual year-to-year performance of such Fund.

         In addition to average annual returns, the Institutional Class of each Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns, yields, and other performance information may be quoted numerically or in a table, graph or similar illustration.

YIELD QUOTATIONS

         The standard formula for calculating yield is as follows:

                                                   6
                      YIELD = 2[((a-b)/(c x d) + 1) -1]

Where    a  =   dividends and interest earned during a stated 30-day period.
                For purposes of this calculation, dividends are accrued rather than recorded on the ex-dividend date. Interest earned under this formula must generally be calculated based on the yield to maturity of each obligation (or, if more appropriate, based on yield to call date).
         b  =   expense accrued during period (net of reimbursement).
         c  =   the average daily number of shares outstanding during the
                period.
         d  =   the maximum offering price per share on the last day of the period.

HISTORICAL PORTFOLIO RESULTS


         The average annual return of the Institutional Class of Charter was 14.01% for the fiscal year ended October 31, 2000. The cumulative return of the Institutional Class of Charter was 317.72% for the period of July 30, 1991 (date operations commenced) through October 31, 2000. The average annual return of the Institutional Class of Constellation was 37.16% for the fiscal year ended October 31, 2000. The cumulative return of the Institutional Class of Constellation was 391.24% for the period of April 8, 1992 (date operations commenced) through October 31, 2000. The average annual return of the Institutional Class of Weingarten was 11.03% for the fiscal year ended October 31, 2000. The cumulative return of the Institutional Class of Weingarten was 307.27% for the period of October 8, 1991 (date operations commenced) through October 31, 2000.


         The performance data listed above is not necessarily indicative of the future performance of any of the Funds.

         Each Fund's performance may be compared in advertising to the performance of other mutual funds in general, or of particular types of mutual funds, especially those with similar objectives. Such performance data may be prepared by Lipper Analytical Services, Inc. and other independent services which monitor the performance of mutual funds. The Funds may also advertise mutual fund performance rankings which have been assigned to each respective Fund by such monitoring services.

         Each Fund's performance may also be compared in advertising and other materials to the performance of comparative benchmarks such as the Consumer Price Index ("CPI"), the Russell--Registered Trademark-- indices, the Standard & Poor's 500 Stock Index, and fixed-price investments such as bank certificates of deposit and/or savings accounts.

         The CPI, published by the U.S. Bureau of Labor Statistics, is a statistical measure of changes, over time, in the prices of goods and services. Standard & Poor's 500 Stock Index is a group of unmanaged securities widely regarded by investors as representative of the stock market in general. Comparisons assume the reinvestment of dividends. Fixed price investments, such as bank certificates of deposits and savings accounts, are generally backed by federal agencies for up to $100,000.

         Each Fund's advertising may from time to time include discussions of general economic conditions and interest rates. In addition, each Fund's long-term performance may be described in advertising in relation to historical, political and/or economic events. Each Fund's advertising may also include references to the use of the Fund as part of an individual's overall retirement investment program.

         From time to time, Fund sales literature and/or advertisements may disclose (i) top holdings included in the Fund's portfolio, (ii) certain selling group members, and/or (iii) certain institutional shareholders.

         From time to time, the Funds' sales literature and/or advertisements may discuss generic topics pertaining to the mutual fund industry. These topics include, but are not limited to, literature addressing general information about mutual funds, variable annuities, dollar-cost averaging, stocks, bonds, money markets, certificates of deposit, retirement, retirement plans, asset allocation, tax-free investing, college planning and inflation.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

GENERAL BROKERAGE POLICY

         AIM makes decisions to buy and sell securities for each Fund, selects broker-dealers, effects the Funds' investment portfolio transactions, allocates brokerage fees in such transactions, and where applicable, negotiates commissions and spreads on transactions. AIM's primary consideration in effecting a security transaction is to obtain the most favorable execution of the order, which includes the best price on the security and a low commission rate. While AIM seeks reasonably competitive commission rates, the Funds may not pay the lowest commission or spread available. See "Section 28(e) Standards" below.

         Some of the securities in which the Funds invest are traded in over-the-counter markets. In such transactions, a Fund deals directly with dealers who make markets in the securities involved, except when better prices are available elsewhere. Portfolio transactions placed through dealers who are primary market makers are effected at net prices without commissions, but which include compensation in the form of a mark up or mark down.

         Traditionally, commission rates have not been negotiated on stock markets outside the United States. Although in recent years many overseas stock markets have adopted a system of negotiated rates, a number of markets maintain an established schedule of minimum commission rates.

         AIM may determine target levels of commission business with various brokers on behalf of its clients (including the Funds) over a certain time period. The target levels will be based upon the following factors, among others: (1) the execution services provided by the broker; (2) the research services provided by the broker; and (3) the broker's interest in mutual funds in general and in the Funds and other mutual funds advised by AIM or A I M Capital Management, Inc. ("AIM Capital") (collectively, the "AIM Funds") in particular, including sales of the Funds and of the other AIM Funds. In connection with (3) above, the Funds' trades may be executed directly by dealers that sell shares of the AIM Funds or by other broker-dealers with which such dealers have clearing arrangements. AIM will not use a specific formula in connection with any of these considerations to determine the target levels.

         The Funds may engage in certain principal and agency transactions with banks and their affiliates that own 5% or more of the outstanding voting securities of an AIM Fund, provided the conditions of an exemptive order received by the Funds from the SEC are met. In addition, a Fund may purchase or sell a security from or to another AIM Fund or account and may invest in affiliated money market funds, provided the Funds follow procedures adopted by the Board of Directors/Trustees of the various AIM Funds, including the Trust. These inter-fund transactions do not generate brokerage commissions but may result in custodial fees or taxes or other related expenses.

ALLOCATION OF PORTFOLIO TRANSACTIONS

         AIM and its affiliates manage numerous other investment accounts. Some of these accounts may have investment objectives similar to the Funds. Occasionally, identical securities will be appropriate for investment by one of the Funds and by another Fund or one or more of these investment accounts. However, the position of each account in the same securities and the length of time that each account may hold its investment in the same securities may vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities is consistent with the investment policies of the Fund(s) and one or more of these accounts, and is considered at or about the same time, AIM will fairly allocate transactions in such securities among the Fund(s) and these accounts. AIM may combine such transactions, in accordance with applicable laws and regulations, to obtain the most favorable execution. Simultaneous transactions could, however, adversely affect a Fund's ability to obtain or dispose of the full amount of a security which it seeks to purchase or sell.

         Sometimes the procedure for allocating portfolio transactions among the various investment accounts advised by AIM could have an adverse effect on the price or amount of securities available to a Fund. In making such allocations, AIM considers the investment objectives and policies of its advisory clients, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the judgments of the persons responsible for recommending the investment.

ALLOCATION OF IPO SECURITIES TRANSACTIONS

         From time to time, certain of the AIM Funds or other accounts managed by AIM may become interested in participating in security distributions that are available in an IPO, and occasions may arise when purchases of such securities by one AIM Fund or account may also be considered for purchase by one or more other AIM Funds or accounts. In such cases, it shall be AIM's practice to specifically combine or otherwise bunch indications of interest for IPO securities for all AIM Funds and accounts participating in purchase transactions for that security, and to allocate such transactions in accordance with the following procedures:

         AIM will determine the eligibility of each AIM Fund and account that seeks to participate in a particular IPO by reviewing a number of factors, including suitability of the investment with the AIM Fund's or account's investment objective, policies and strategies, the liquidity of the AIM Fund or account if such investment is purchased, and whether the portfolio manager intends to hold the security as a long-term investment. The allocation of limited supply securities issued in IPOs will be made to eligible AIM Funds and accounts in a manner designed to be fair and equitable for the eligible AIM Funds or accounts, and so that there is equal allocation of IPOs over the longer term. Where multiple funds or accounts are eligible, rotational participation may occur, based on the extent to which an AIM Fund or account has participated in previous IPOs as well as the size of the AIM Fund or account. Each eligible AIM Fund or account with an asset level of less than $500 million will be placed in one of three tiers, depending upon its asset level. The AIM Funds and accounts in the tier containing funds and accounts with the smallest asset levels will participate first, each receiving a 40 basis point allocation (rounded to the nearest share round lot that approximates 40 basis points) (the "Allocation"), based on that AIM Fund's or account's net assets. This process continues until all of the AIM Funds or accounts in the three tiers receive their Allocations, or until the shares are all allocated. Should securities remain after this process, eligible AIM Funds and accounts will receive their Allocations on a straight pro rata basis. For the tier of AIM Funds and accounts not receiving a full Allocation, the Allocation may be made only to certain AIM Funds or accounts so that each may receive close to or exactly 40 basis points.

         When any AIM Fund and/or account with substantially identical investment objectives and policies participates in syndicates, they will do so in amounts that are substantially proportionate to each other. In these cases, the net assets of the largest AIM Fund will be used to determine in which tier, as described in the paragraph above, such group of AIM Funds or accounts will be placed. If no AIM Fund is participating, then the net assets of the largest account will be used to determine tier placement. The price per share of securities purchased in such syndicate transactions will be the same for each AIM Fund and account.

SECTION 28(e) STANDARDS

         Section 28(e) of the Securities Exchange Act of 1934 provides that AIM, under certain circumstances, lawfully may cause an account to pay a higher commission than the lowest available. Under Section 28(e), AIM must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided ... viewed in terms of either that particular transaction or [AIM's] overall responsibilities with respect to the accounts as to which it exercises investment discretion." The services provided by the broker also must lawfully and appropriately assist AIM in the performance of its investment decision-making responsibilities. Accordingly, in recognition of research services provided to it, a Fund may pay a broker higher commissions than those available from another broker.

         Research services received from broker-dealers supplement AIM's own research (and the research of its affiliates), and may include the following types of information: statistical and background information on the U.S. and foreign economies, industry groups and individual companies; forecasts and interpretations with respect to the U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indexes and investment accounts; information concerning prices of securities; and information supplied by specialized services to AIM and to the Board of Trustees with respect to the performance, investment activities, and fees and expenses of other mutual funds. Broker-dealers may communicate such information electronically, orally, in written form or on computer software. Research services may also include the providing of custody services, as well as the providing of equipment used to communicate research information, the providing of specialized consultations with AIM personnel with respect to computerized systems and data furnished to AIM as a component of other research services, the arranging of meetings with management of companies, and the providing of access to consultants who supply research information.

         The outside research assistance is useful to AIM since the broker-dealers used by AIM tend to follow a broader universe of securities and other matters than AIM staff can follow. In addition, the research provides AIM with a diverse perspective on financial markets. Research services provided to AIM by broker-dealers are available for the benefit of all accounts managed or advised by AIM or by its affiliates. Some broker-dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by AIM clients, including the Funds. However, the Funds are not under any obligation to deal with any broker-dealer in the execution of transactions in portfolio securities.

         In some cases, the research services are available only from the broker-dealer providing them. In other cases, the research services may be obtainable from alternative sources in return for cash payments. AIM believes that the research services are beneficial in supplementing AIM's research and analysis and that they improve the quality of AIM's investment advice. The advisory fee paid by the Funds is not reduced because AIM receives such services. However, to the extent that AIM would have purchased research services had they not been provided by broker-dealers, the expenses to AIM could be considered to have been reduced accordingly.

TRANSACTIONS WITH REGULAR BROKERS

         As of October 31, 2000, Charter, Constellation and Weingarten held an amount of common stock issued by Merrill Lynch & Co., Inc., a regular broker/dealer of the Trust, having a market value of $140,000,000, $154,000,000 and $243,754,000, respectively, and common stock issued by Morgan Stanley Dean Witter & Co. having a market value of $321,250,000, $313,218,750 and $160,625,000, respectively. As of October 31, 2000, Charter and Constellation held an amount of common stock issued by The Goldman Sachs Group, Inc. having a market value of $99,812,500 and $339,362,500, respectively, and common stock issued by The Charles Schwab Corp. having a market value of $52,687,500 and $228,312,500, respectively.

BROKERAGE COMMISSIONS PAID

         For the fiscal years ended October 31, 2000, 1999 and 1998, Charter paid brokerage commissions of $10,479,914, $11,856,781 and $15,567,811, respectively. For the fiscal year ended October 31, 2000, AIM allocated certain of Charter's brokerage transactions to certain broker-dealers that provided AIM with certain research, statistical and other information. Such transactions amounted to $1,220,051,212 and the related brokerage commissions were $1,192,746.

         For the fiscal years ended October 31, 2000, 1999 and 1998, Constellation paid brokerage commissions of $25,382,535, $20,108,956 and $25,285,665, respectively. For the fiscal year ended October 31, 2000, AIM allocated certain of Constellation's brokerage transactions to certain broker-dealers that provided AIM with certain research, statistical and other information. Such transactions amounted to $2,594,574,536 and the related brokerage commissions were $2,253,103.

         For the fiscal years ended October 31, 2000, 1999, and 1998, Weingarten paid brokerage commissions of $21,922,844, $20,226,511 and $19,810,852, respectively. For the fiscal year ended October 31, 2000, AIM allocated certain of Weingarten's brokerage transactions to certain broker-dealers that provided AIM with certain research, statistical and other information. Such transactions amounted to $2,804,620,891 and the related brokerage commissions were $2,451,428.

PORTFOLIO TURNOVER

         The portfolio turnover rate of each Fund is shown under "Financial Highlights" in the Prospectus. Higher portfolio turnover increases transaction costs to the Fund.

                         INVESTMENT STRATEGIES AND RISKS


         Information concerning each Fund's non-fundamental investment objective(s) is set forth in the Prospectus under the heading "Investment Objectives and Strategies." There can be no assurance that any Fund will achieve its objective. The principal features of each Fund's investment program and the principal risks associated with that investment program are discussed in the Prospectus under the heading "Investment Objectives and Strategies" and "Principal Risks of Investing in the Funds."


         Set forth in this section is a description of each Fund's investment policies, strategies and practices. The investment objective(s) of each Fund are non-fundamental policies and may be changed by the Board of Trustees without shareholder approval. Each Fund's investment policies, strategies and practices are also non-fundamental. The Board of Trustees of the Trust reserves the right to change any of these non-fundamental investment policies, strategies or practices without shareholder approval. However, shareholders will be notified before any material change in the investment policies becomes effective. Each Fund has adopted certain investment restrictions, some of which are fundamental and cannot be changed without shareholder approval. See "Investment Restrictions" in this Statement of Additional Information. Individuals considering the purchase of shares of any Fund should recognize that there are risks in the ownership of any security.

         Any percentage limitations with respect to assets of a Fund will be applied at the time of purchase. A later change in percentage resulting from changes in asset values will not be considered a violation of the percentage limitations. The percentage limitations applicable to borrowings and reverse repurchase agreements (Charter only) will be applied in accordance with applicable provisions of the 1940 Act and the rules and regulations promulgated thereunder which specifically limit each Fund's borrowing abilities.

         The primary investment objective of Charter is growth of capital with a secondary objective of current income. Although the amount of Charter's current income will vary from time to time, it is anticipated that the current income realized by Charter will generally be greater than that realized by mutual funds whose sole objective is growth of capital.

         The investment objective of Constellation is growth of capital. Constellation aggressively seeks to increase shareholders' capital by investing principally in common stocks of companies the portfolio managers believe are likely to benefit from new or innovative products, services or processes that should enhance such companies' prospects for future growth in earnings. As a result of this policy, the market prices of many of the securities purchased and held by the Fund may fluctuate widely. Any income received from securities held by the Fund will be incidental, and an investor should not consider a purchase of shares of the Fund as equivalent to a complete investment program.

         Constellation and Weingarten's portfolio is primarily comprised of securities of two basic categories of companies: (a) "core" companies, which Fund management considers to have experienced above-average and consistent long-term growth in earnings and to have excellent prospects for outstanding future growth, and (b) "earnings acceleration" companies which Fund management believes are currently enjoying a dramatic increase in profits.

         The investment objective of Weingarten is to seek growth of capital. The Fund will invest in common stocks of seasoned and better capitalized companies. Current income will not be an important criterion of investment selection, and any such income should be considered incidental. It is anticipated that common stocks will be the principal form of investment by the Fund.

         Each of the Funds may invest, for cash management, temporary or defensive purposes, all or substantially all of their assets in investment grade (high quality) corporate bonds, shares of affiliated money market funds, commercial paper, or U.S. Government obligations. In addition, all or a portion of each Fund's assets may be held, from time to time, in cash, repurchase agreements, shares of affiliated money market funds, bonds or other short-term debt securities when such positions are deemed advisable in light of economic or market conditions. For a description of the various rating categories of corporate bonds and commercial paper in which the Funds may invest, see the Appendix to this Statement of Additional Information.

         COMMON STOCKS -- The Funds will invest in common stocks. Common stocks represent the residual ownership interest in the issuer and are entitled to the income and increase in the value of the assets and business of the entity after all of its obligations and preferred stocks are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

         PREFERRED STOCKS -- The Funds may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

         CONVERTIBLE SECURITIES -- The Funds may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. Although each Fund will only purchase convertible securities that AIM considers to have adequate protection parameters, including an adequate capacity to pay interest and repay principal in a timely manner, it invests without regard to corporate bond ratings.

         CORPORATE DEBT SECURITIES -- The Funds may invest in corporate debt securities. Corporations issue debt securities of various types, including bonds and debentures (which are long-term), notes (which may be short- or long-term), bankers acceptances (indirectly secured borrowings to facilitate commercial transactions) and commercial paper (short-term unsecured notes). These securities typically provide for periodic payments of interest, at a rate which may be fixed or adjustable, with payment of principal upon maturity and are generally not secured by assets of the issuer or otherwise guaranteed. The values of fixed rate income securities tend to vary inversely with changes in interest rates, with longer-term securities generally being more volatile than shorter-term securities. Corporate securities frequently are subject to call provisions that entitle the issuer to repurchase such securities at a predetermined price prior to their stated maturity. In the event that a security is called during a period of declining interest rates, the Fund may be required to reinvest the proceeds in securities having a lower yield. In addition, in the event that a security was purchased at a premium over the call price, a Fund will experience a capital loss if the security is called. Adjustable rate corporate debt securities may have interest rate caps and floors.

         Securities rated in the four highest long-term rating categories by Standard and Poor's Ratings Services ("S&P") and Moody's Investors Service ("Moody's") are considered to be "investment grade." S&P's fourth highest long-term rating category is "BBB", with BBB- being the lowest investment grade rating. Moody's fourth highest long-term rating category is "Baa", with Baa3 being the lowest investment grade rating. Publications of S&P indicate that it assigns securities to the "BBB" rating category when such securities are

"regarded as having an adequate capacity to pay interest and repay principal. Such securities normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay," whereas securities rated AAA by S&P are regarded as having "capacity to pay interest and repay principal [that] is extremely strong." Publications of Moody's indicate that it assigns securities to the "Baa rating category when such securities are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well," whereas securities rated Aaa by Moody's "are judged to be of the best quality" and "carry the smallest degree of investment risk."

         U.S. GOVERNMENT SECURITIES -- The Funds may invest in securities issued or guaranteed by the United States government or its agencies or instrumentalities. These include Treasury securities (bills, notes, bonds and other debt securities) which differ only in their interest rates, maturities and times of issuance. U.S. Government agency and instrumentality securities include securities which are supported by the full faith and credit of the U.S., securities that are supported by the right of the agency to borrow from the U.S. Treasury, securities that are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality and securities that are supported only by the credit of such agencies. While the U.S. Government may provide financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities. The values of such securities fluctuate inversely to interest rates.

REAL ESTATE INVESTMENT TRUSTS ("REITS")

         To the extent consistent with their respective investment objectives and policies, the Funds may invest in equity and/or debt securities issued by REITs. Such investments will not exceed 25% of the total assets of any of the Funds.

         REITs are trusts which sell equity or debt securities to investors and use the proceeds to invest in real estate or interests therein. A REIT may focus on particular projects, such as apartment complexes, or geographic regions, such as the southeastern United States, or both.

         To the extent that a Fund has the ability to invest in REITs, such Fund could conceivably own real estate directly as a result of a default on the securities it owns. A Fund, therefore, may be subject to certain risks associated with the direct ownership of real estate including difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic condition, adverse change in the climate for real estate, environmental liability risks, increases in property taxes and operating expense, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates.

         In addition to the risks described above, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified, and are therefore subject to the risk of financing single or a limited number of projects. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to maintain exemption from the 1940 Act. Changes in interest rates may also affect the value of debt securities held by a Fund. By investing in REITs indirectly through a Fund, a shareholder will bear not only his/her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.

FOREIGN SECURITIES

         To the extent consistent with their respective investment objectives, each of the Funds may invest in foreign securities. Each of Charter, Constellation and Weingarten may invest up to 20% of its total assets in foreign securities. For purposes of computing such limitation American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and other securities representing underlying securities of foreign issuers are treated as foreign securities. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. Generally, ADRs, in registered form, are designed for use in the United States securities markets, and EDRs, in bearer form, are designed for use in European securities markets. ADRs and EDRs may be listed on stock exchanges, or traded in OTC markets in the United States or Europe, as the case may be. ADRs, like other securities traded in the United States, will be subject to negotiated commission rates.

         To the extent a Fund invests in securities denominated in foreign currencies, each Fund bears the risk of changes in the exchange rates between U.S. currency and the foreign currency, as well as the availability and status of foreign securities markets. These securities will be marketable equity securities (including common and preferred stock, depositary receipts for stock and fixed income or equity securities exchangeable for or convertible into stock) of foreign companies which generally are listed on a recognized foreign securities exchange or traded in a foreign over-the-counter market. Each of the Funds may also invest in foreign securities listed on recognized U.S. securities exchanges or traded in the U.S. over-the-counter market. Such foreign securities may be issued by foreign companies located in developing countries in various regions of the world. A "developing country" is a country in the initial stages of its industrial cycle. As compared to investment in the securities markets of developed countries, investment in the securities markets of developing countries involves exposure to markets that may have substantially less trading volume and greater price volatility, economic structures that are less diverse and mature, and political systems that may be less stable.

         Investments by a Fund in foreign securities, whether denominated in U.S. currencies or foreign currencies, may entail all of the risks set forth below. Investments by a Fund in ADRs, EDRs or similar securities also may entail some or all of the risks as set forth below.

         Currency Risk. The value of each Fund's foreign investments will be affected by changes in currency exchange rates. The U.S. dollar value of a foreign security decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and increases when the value of the U.S. dollar falls against such currency.

         On January 1, 1999, certain members of the European Economic and Monetary Union ("EMU"), namely Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal, and Spain established a common European currency known as the "euro" and each member's local currency became a denomination of the euro. It is anticipated that each participating country will replace its local currency with the euro on July 1, 2002.

         Any other European country that is a member of the European Union and satisfies the criteria for participation in the EMU may elect to participate in the EMU and may supplement its existing currency with the euro. The anticipated replacement of existing currencies with the euro on July 1, 2002 could cause market disruptions before or after July 1, 2002 and could adversely affect the value of securities held by the Fund.

         Political and Economic Risk. The economies of many of the countries in which the Funds may invest are not as developed as the United States economy and may be subject to significantly different forces. Political or social instability, expropriation or confiscatory taxation, and limitations on the removal of funds or other assets could also adversely affect the value of each Fund's investments.

         Regulatory Risk. Foreign companies are not registered with the SEC and are generally not subject to the regulatory controls imposed on United States issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies. Income from foreign securities owned by the Funds may be reduced by a withholding tax at the source, which tax would reduce dividend income payable to the Funds' shareholders.

         Market Risk. The securities markets in many of the countries in which the Funds invest will have substantially less trading volume than the major United States markets. As a result, the securities of some foreign companies may be less liquid and experience more price volatility than comparable domestic securities. Increased custodian costs as well as administrative costs (such as the need to use foreign custodians) may be associated with the maintenance of assets in foreign jurisdictions. There is generally less government regulation and supervision of foreign stock exchanges, brokers and issuers which may make it difficult to enforce contractual obligations. In addition, transaction costs in foreign securities markets are likely to be higher, since brokerage commission rates in foreign countries are likely to be higher than in the United States.

FOREIGN EXCHANGE TRANSACTIONS

         Each Fund has authority to deal in foreign exchange between currencies of the different countries in which it will invest either for the settlement of transactions or as a hedge against possible variations in the foreign exchange rates between those currencies. This may be accomplished through direct purchases or sales of foreign currency, purchases of futures contracts with respect to foreign currency (and options thereon), and contractual agreements to purchase or sell a specified currency at a specified future date (up to one year) at a price set at the time of the contract. Such contractual commitments may be forward contracts entered into directly with another party or exchange-traded futures contracts. The Fund may purchase and sell options on futures contracts or forward contracts which are denominated in a particular foreign currency to hedge the risk of fluctuations in the value of another currency. The Funds' dealings in foreign exchange may involve specific transactions or portfolio positions. Transaction hedging is the purchase or sale of foreign currency with respect to specific receivables or payables of the Fund accruing in connection with the purchase or sale of its portfolio securities, the sale and redemption of shares of the Fund, or the payment of dividends and distributions by the Fund. Position hedging is the purchase or sale of foreign currency with respect to portfolio security positions (or underlying portfolio security positions, such as in an ADR) denominated or quoted in a foreign currency. The Fund will not speculate in foreign exchange, nor commit a larger percentage of its total assets to foreign exchange hedges than the percentage of its total assets that it could invest in foreign securities. Further information concerning futures contracts and related options is set forth under the heading "Options, Futures and Currency Strategies."

ILLIQUID SECURITIES

         None of the Funds will invest more than 15% of their net assets in illiquid securities, including repurchase agreements with maturities in excess of seven days.

RULE 144A SECURITIES

         The Funds may purchase privately placed securities that are eligible for purchase and sale pursuant to Rule 144A under the Securities Act of 1933 (the "1933 Act"). This Rule permits certain qualified institutional buyers, such as a Fund, to trade in securities that have not been registered under the 1933 Act. AIM, under the supervision of the Trust's Board of Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to a Fund's restriction of investing no more than 15% of its assets in illiquid securities. Determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination AIM will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, AIM could consider the (i) frequency of trades and quotes, (ii) number of dealers and potential purchasers, (iii) dealer undertakings to make a market, and (iv) nature of the security and of market place trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities will also be monitored by AIM and, if as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, the Fund's holdings of illiquid securities will be reviewed to determine what, if any, action is required to assure that the Fund does not invest more than 15% of its assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the Fund's investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

REPURCHASE AGREEMENTS

         The Funds may each enter into repurchase agreements. A repurchase agreement is an instrument under which a Fund acquires ownership of a debt security and the seller (usually a broker or bank) agrees, at the time of the sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the Fund's holding period. In the event of bankruptcy or other default of a seller of a repurchase agreement, the Fund may experience both delays in liquidating the underlying securities and losses, including: (a) a possible decline in the value of the underlying security during the period in which the Fund seeks to enforce its rights thereto; (b) a possible subnormal level of income and lack of access to income during this period; and
(c) expenses of enforcing its rights. A repurchase agreement is collateralized by the security acquired by the Fund and its value is marked to market daily in order to minimize the Fund's risk. Repurchase agreements usually are for short periods, such as one or two days, but may be entered into for longer periods of time. Repurchase agreements are not included in each Fund's restrictions on lending. Repurchase agreements are considered to be loans by each Fund under the 1940 Act.

         Charter may enter into repurchase agreements (at any time, up to 50% of its net assets), using only U.S. Government securities, for the sole purpose of increasing its yield on idle cash.

REVERSE REPURCHASE AGREEMENTS

         Consistent with Charter's policy on borrowings, Charter may invest in reverse repurchase agreements with banks, which involve the sale of securities held by the Fund, with an agreement that the Fund will repurchase the securities at an agreed upon price and date. The Fund may employ reverse repurchase agreements (i) for temporary emergency purposes, such as to meet unanticipated net redemptions so as to avoid liquidating other portfolio securities during unfavorable market conditions; (ii) to cover short-term cash requirements resulting from the timing of trade settlements; or (iii) to take advantage of market situations where the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. At the time it enters into a reverse repurchase agreement, the Fund will segregate liquid securities having a dollar value equal to the repurchase price. Reverse repurchase agreements are considered borrowings by the Fund under the 1940 Act.

SPECIAL SITUATIONS

         Although Constellation does not currently intend to do so, it may invest in "special situations." A special situation arises when, in the opinion of the Fund's management, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development applicable to that company, and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among others: liquidations, reorganizations, recapitalizations, mergers, material litigation, technical breakthroughs, and new management or management policies. Although large and well-known companies may be involved, special situations more often involve comparatively small or unseasoned companies. Investments in unseasoned companies and special situations often involve much greater risk than is inherent in ordinary investment securities.

SHORT SALES

         Each of the Funds may from time to time make short sales of securities which it owns or which it has the right to acquire through the conversion or exchange of other securities it owns. In a short sale, a Fund does not immediately deliver the securities sold and does not receive the proceeds from the sale. A Fund is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. A Fund will neither make short sales of securities nor maintain a short position unless, at all times when a short position is open, the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short. This is a technique known as selling short "against the box." To secure its obligation to deliver the securities sold short, a Fund will deposit in escrow in a separate account with its custodian, an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. In no event may more than 10% of a Fund's total assets be deposited or pledged as collateral for short sales at any one time.

         Since a Fund ordinarily will want to continue to receive interest and dividend payments on securities in its portfolio which are convertible into the securities sold short, the Fund will normally close out a short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities which it already holds.

         A Fund will make a short sale, as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security, or when the Fund does not want to sell the security it owns, because among other reasons, it wishes to defer recognition of gain or loss for federal income tax purposes. In such case, any future losses in a Fund's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount a Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the conversion premium. In determining the number of shares to be sold short against a Fund's position in a convertible security, the anticipated fluctuation in the conversion premium is considered. A Fund may also make short sales to generate additional income from the investment of the cash proceeds of short sales.

MARGIN TRANSACTIONS

         Neither Charter nor Weingarten will purchase any security on margin, except that each Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities. The payment by a Fund of initial or variation margin in connection with futures or related options transactions will not be considered the purchase of a security on margin.

WARRANTS

         The Funds may, from time to time, invest in warrants. Warrants are, in effect, longer-term call options. They give the holder the right to purchase a given number of shares of a particular company at specified prices within certain periods of time. The purchaser of a warrant expects that the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus giving him a profit. Of course, since the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant. Warrants generally trade in the open market and may be sold rather than exercised. Warrants are sometimes sold in unit form with other securities of an issuer. Units of warrants and common stock may be employed in financing young, unseasoned companies. The purchase price of a warrant varies with the exercise price of a warrant, the current market value of the underlying security, the life of the warrant and various other investment factors.

SECURITIES ISSUED ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS

         Each Fund may purchase securities on a "when-issued" basis, that is, delivery of and payment for the securities is not fixed at the date of purchase, but is set after the securities are issued (normally within forty-five days after the date of the transaction). Each Fund also may purchase or sell securities on a delayed delivery basis. The payment obligation and the interest rate that will be received on the delayed delivery securities are fixed at the time the buyer enters into the commitment. A Fund will only make commitments to purchase when-issued or delayed delivery securities with the intention of actually acquiring such securities, but the Fund may sell these securities before the settlement date if it is deemed advisable.

         Investment in securities on a when-issued or delayed delivery basis may increase a Fund's exposure to market fluctuation and may increase the possibility that the Fund will incur short-term gains subject to federal taxation or short-term losses if the Fund must engage in portfolio transactions in order to honor a when-issued or delayed delivery commitment. In a delayed delivery transaction, the Fund relies on the other party to complete the transaction. If the transaction is not completed, the Fund may miss a price or yield considered to be advantageous. A Fund will employ techniques designed to reduce such risks. If a Fund purchases a when-issued security, the Fund will segregate liquid assets in an amount equal to the when-issued commitment. If the market value of such segregated assets declines, additional cash or securities will be segregated on a daily basis so that the market value of the segregated assets will equal the amount of the Fund's when-issued commitments. To the extent cash and securities are segregated, they will not be available for new investments or to meet redemptions. Securities purchased on a delayed delivery basis may require a similar segregation of liquid assets.

LENDING OF PORTFOLIO SECURITIES

         Consistent with applicable regulatory requirements, the Funds may lend their portfolio securities (principally to broker-dealers) to the extent of one-third of their respective total assets. Such loans would be callable at any time and would be continuously secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash, letters of credit, or debt securities issued or guaranteed by the U.S. Government or any of its agencies. The Funds would continue to receive the income on loaned securities and would, at the same time, earn interest on the loan collateral or on the investment of the loan collateral if it were cash. Any cash collateral pursuant to these loans would be invested in short-term money market instruments or affiliated money market funds. Where voting or consent rights with respect to loaned securities pass to the borrower, the Funds will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such voting or consent rights if the matters involved are expected to have a material effect on the Funds' investment in the loaned securities. Lending securities entails a risk of loss to the Funds if and to the extent that the market value of the securities loaned were to increase and the lender did not increase the collateral accordingly.

INTERFUND LOANS

         Each Fund may lend up to 33 1/3% of its total assets to another AIM Fund, on such terms and conditions as the SEC may require in an exemptive order. An application for exemptive relief has been filed with the SEC on behalf of the Funds and others. Each Fund may also borrow from another AIM Fund to satisfy redemption requests or to cover unanticipated cash shortfalls due to a delay in the delivery of cash to the Fund's custodian or improper delivery instructions by a broker effectuating a transaction.

EQUITY-LINKED DERIVATIVES

         Each of the Funds may invest in equity-linked derivative products designed to replicate the composition and performance of particular indices. Examples of such products include S&P Depositary Receipts ("SPDRs"), World Equity Benchmark Series ("WEBs"), NASDAQ 100 tracking shares ("QQQs"), Dow Jones Industrial Average Instruments ("DIAMONDS") and Optomised Portfolios as Listed Securities ("OPALS"). Investments in equity-linked derivatives involve the same risks associated with a direct investment in the types of securities included in the indices such products are designed to track. There can be no assurance that the trading price of the equity-linked derivatives will equal the underlying value of the basket of securities purchased to replicate a particular index or that such basket will replicate the index. Investments in equity-linked derivatives may constitute investments in other investment companies. See "Investment in Other Investment Companies."

BORROWING

         In additional to the ability to borrow money for temporary or emergency purposes, Constellation may, but has no current intention to, borrow money from banks to purchase or carry securities. Constellation may borrow amounts to purchase or carry securities only if, immediately after such borrowing, the value of its assets, including the amount borrowed, less its liabilities, is equal to at least 300% of the amount borrowed, plus all outstanding borrowings. Any investment gains made by Constellation with the borrowed monies in excess of interest paid by the Fund will cause the net asset value of the Fund's shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased with the proceeds of such borrowings fails to cover the interest paid on the money borrowed by the Fund, the net asset value of the Fund will decrease faster than would otherwise be the case. This speculative factor is knows as "leveraging."

INVESTMENT IN UNSEASONED ISSUERS

         Charter may purchase securities of unseasoned issuers. Securities in such issuers may provide opportunities for long term capital growth. Greater risks are associated with investments in securities of unseasoned issuers than in the securities of more established companies because unseasoned issuers have only a brief operating history and may have more limited markets and financial resources. As a result, securities of unseasoned issuers tend to be more volatile than securities of more established companies.

INVESTMENT IN OTHER INVESTMENT COMPANIES

         Each of the Funds may invest in other investment companies to the extent permitted by the 1940 Act, and rules and regulations thereunder, and if applicable, exemptive orders granted by the SEC. The following restrictions apply to investments in other investment companies other than Affiliated Money Market Funds (defined below): (i) a Fund may not purchase more than 3% of the total outstanding voting stock of another investment company; (ii) a Fund may not invest more than 5% of its total assets in securities issued by another investment company; and (iii) a Fund may not invest more than 10% of its total assets in securities issued by other investment companies other than Affiliated Money Market Funds. With respect to a Fund's purchase of shares of another investment company, including Affiliated Money Market Funds, the Fund will indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company. The Funds have obtained an exemptive order from the SEC allowing them to invest uninvested cash balances and cash collateral received in connection with securities lending in money market funds that have AIM or an affiliate of AIM as an investment advisor (the "Affiliated Money Market Funds"), provided that, with respect to uninvested cash balances, investments in Affiliated Money Market Funds do not exceed 25% of the total assets of the investing Fund.

TEMPORARY DEFENSIVE INVESTMENTS

         In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, each of the Funds may temporarily hold all or a portion of its assets in cash, money market instruments, bonds, or other debt securities. Each of the Funds may also invest up to 25% of its total assets in Affiliated Money Market Funds for these purposes. For a description of the various rating categories of corporate bonds and commercial paper in which the Funds may invest, see the Appendix to this Statement of Additional Information.

SWAPS, CAPS, FLOORS AND COLLARS

         Consistent with its investment objective a Fund may enter into interest rate, currency and index swaps and may purchase or sell related caps, floors and collars and other derivative instruments. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a technique for managing the portfolio's duration (i.e., the price sensitivity to changes in interest rates) or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these transactions as hedges and will not sell interest rate caps, floors or collars if it does not own securities or other instruments providing an income stream roughly equivalent to what the Fund may be obligated to pay.

         Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount based on changes in the values of the reference indices.

         The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate. The purchase of an interest rate floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

                    OPTIONS, FUTURES AND CURRENCY STRATEGIES

INTRODUCTION

         The Funds may each use forward contracts, futures contracts, options on securities, options on indices, options on currencies, and options on futures contracts to attempt to hedge against the overall level of investment and currency risk normally associated with each Fund's investments. These instruments are often referred to as "derivatives," which may be defined as financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities).

GENERAL RISKS OF OPTIONS, FUTURES AND CURRENCY STRATEGIES

         The use by the Funds of options, futures contracts and forward currency contracts involves special considerations and risks, as described below. Risks pertaining to particular strategies are described in the sections that follow.

         (1) Successful use of hedging transactions depends upon AIM's ability to correctly predict the direction of changes in the value of the applicable markets and securities, contracts and/or currencies. While AIM is experienced in the use of these instruments, there can be no assurance that any particular hedging strategy will succeed.

         (2) There might be imperfect correlation, or even no correlation, between the price movements of an instrument (such as an option contract) and the price movements of the investments being hedged. For example, if a "protective put" is used to hedge a potential decline in a security and the security does decline in price, the put option's increased value may not completely offset the loss in the underlying security. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as changing interest rates, market liquidity, and speculative or other pressures on the markets in which the hedging instrument is traded.

         (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments.

         (4) There is no assurance that a liquid secondary market will exist for any particular option, futures contract, forward contract or option thereon at any particular time.

         (5) As described below, a Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in instruments involving obligations to third parties. If a Fund were unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. The requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.

         (6) There is no assurance that a Fund will use hedging transactions. For example, if a Fund determines that the cost of hedging will exceed the potential benefit to the Fund, the Fund will not enter into such transaction.

COVER

         Transactions using forward contracts, futures contracts and options (other than options purchased by a Fund) expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies, or other options, forward contracts or futures contracts or (2) cash, liquid assets and/or short-term debt securities with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities. To the extent that a futures contract, forward contract or option is deemed to be illiquid, the assets used to "cover" the Fund's obligation will also be treated as illiquid for purposes of determining the Fund's maximum allowable investment in illiquid securities.

         Even though options purchased by the Funds do not expose the Funds to an obligation to another party, but rather provide the Funds with a right to exercise, the Funds intend to "cover" the cost of any such exercise. To the extent that a purchased option is deemed illiquid, the Fund will treat the market value of the option (i.e., the amount at risk to the Fund) as illiquid, but will not treat the assets used as cover on such transactions as illiquid.

         Assets used as cover cannot be sold while the position in the corresponding forward contract, futures contract or option is open, unless they are replaced with other appropriate assets. If a large portion of a Fund's assets is used for cover or otherwise set aside, it could affect portfolio management or the Fund's ability to meet redemption requests or other current obligations.

WRITING CALL OPTIONS

         Each of the Funds may write (sell) covered call options on securities, futures contracts, forward contracts, indices and currencies. As the writer of a call option, a Fund would have the obligation to deliver the underlying security, cash or currency (depending on the type of derivative) to the holder (buyer) at a specified price (the exercise price) at any time until (American style) or on (European style) a certain date (the expiration date). So long as the obligation of a Fund continues, it may be assigned an exercise notice, requiring it to deliver the underlying security, cash or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which a Fund effects a closing purchase transaction by purchasing an option identical to that previously sold.

         When writing a call option a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security, contract or currency above the exercise price, and retains the risk of loss should the price of the security, contract or currency decline. Unlike one who owns securities, contracts or currencies not subject to an option, a Fund has no control over when it may be required to sell the underlying securities, contracts or currencies, since most options may be exercised at any time prior to the option's expiration. If a call option that a Fund has written expires, it will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security, contract or currency during the option period. If the call option is exercised, a Fund will realize a gain or loss from the sale of the underlying security, contract or currency, which will be increased or offset by the premium received.

         Writing call options can serve as a limited hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option.

         Closing transactions may be effected in order to realize a profit on an outstanding call option, to prevent an underlying security, contract or currency from being called or to permit the sale of the underlying security, contract or currency. Furthermore, effecting a closing transaction will permit a Fund to write another call option on the underlying security, contract or currency with either a different exercise price or expiration date, or both.

WRITING PUT OPTIONS

         Each of the Funds may write (sell) covered put options on securities, futures contracts, forward contracts, indices and currencies. As the writer of a put option, a Fund would have the obligation to buy the underlying security, contract or currency (depending on the type of derivative) at the exercise price at any time until (American style) or on (European style) the expiration date. This obligation terminates upon the expiration of the put option, or such earlier time at which a Fund effects a closing purchase transaction by purchasing an option identical to that previously sold.

         A Fund would write a put option at an exercise price that, reduced by the premium received on the option, reflects the lower price it is willing to pay for the underlying security, contract or currency. The risk in such a transaction would be that the market price of the underlying security, contract or currency would decline below the exercise price less the premium received.

PURCHASING PUT OPTIONS

         Each of the Funds may purchase covered put options on securities, futures contracts, forward contracts, indices and currencies. As the holder of a put option, a Fund would have the right to sell the underlying security, contract or currency at the exercise price at any time until (American style) or on (European style) the expiration date. A Fund may enter into closing sale transactions with respect to such options, exercise such option or permit such option to expire.

         A Fund may purchase a put option on an underlying security, contract or currency ("protective put") owned by the Fund in order to protect against an anticipated decline in the value of the security, contract or currency. Such hedge protection is provided only during the life of the put option. The premium paid for the put option and any transaction costs would reduce any profit realized when the security, contract or currency is delivered upon exercise of said option. Conversely, if the underlying security, contract or currency does not decline in value, the option may expire worthless and the premium paid for the protective put would be lost.

         A Fund may also purchase put options on underlying securities, contracts or currencies against which it has written other put options. For example, where a Fund has written a put option on an underlying security, rather than entering a closing transaction of the written option, it may purchase a put option with a different exercise price and/or expiration date that would eliminate some or all of the risk associated with the written put. Used in combinations, these strategies are commonly referred to as "put spreads." Likewise, a Fund may write call options on underlying securities, contracts or currencies against which it has purchased protective put options. This strategy is commonly referred to as a "collar."

PURCHASING CALL OPTIONS

         Each of the Funds may purchase covered call options on securities, futures contracts, forward contracts, indices and currencies. As the holder of a call option, a Fund would have the right to purchase the underlying security, contract or currency at the exercise price at any time until (American style) or on (European style) the expiration date. A Fund may enter into closing sale transactions with respect to such options, exercise such options or permit such options to expire.

         Call options may be purchased by a Fund for the purpose of acquiring the underlying security, contract or currency for its portfolio. Utilized in this fashion, the purchase of call options would enable a Fund to acquire the security, contract or currency at the exercise price of the call option plus the premium paid. So long as it holds such a call option, rather than the underlying security or currency itself, the Fund is partially protected from any unexpected decline in the market price of the underlying security, contract or currency and, in such event, could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

         Each of the Funds may also purchase call options on underlying securities, contracts or currencies against which it has written other call options. For example, where a Fund has written a call option on an underlying security, rather than entering a closing transaction of the written option, it may purchase a call option with a different exercise price and/or expiration date that would eliminate some or all of the risk associated with the written call. Used in combinations, these strategies are commonly referred to as "call spreads."

OVER-THE-COUNTER OPTIONS

         Options may be either listed on an exchange or traded in over-the-counter ("OTC") markets. Listed options are third-party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation) and have standardized strike prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates. A Fund will not purchase an OTC option unless it believes that daily valuations for such options are readily obtainable. OTC options differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation (which guarantees performance). Consequently, there is a risk of non-performance by the dealer. Since no exchange is involved, OTC options are valued on the basis of an average of the last bid prices obtained from dealers, unless a quotation from only one dealer is available, in which case only that dealer's price will be used. In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any specific time. Although a Fund will enter into OTC options only with dealers that are expected to be capable of entering into closing transactions with it, there is no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the dealer, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

         The staff of the SEC considers purchased OTC options (i.e., the market value of the option) to be illiquid securities. A Fund may also sell OTC options and, in connection therewith, segregate assets or cover its obligations with respect to OTC options written by it. The assets used as cover for OTC options written by the Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

INDEX OPTIONS

         Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the securities market or a particular market sector generally) rather than on price movements in individual securities or futures contracts. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call or put times a specified multiple (the "multiplier"), which determines the total dollar value for each point of such difference.

         The risks of investment in index options may be greater than options on securities. Because index options are settled in cash, when a Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A Fund can offset some of the risk of writing a call index option position by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will not be perfectly correlated with the value of the index.

LIMITATIONS ON OPTIONS

         A Fund will not write options if, immediately after such sale, the aggregate value of securities or obligations underlying the outstanding options exceeds 20% of the Fund's total assets. A Fund will not purchase options if, at any time of the investment, the aggregate premiums paid for the options will exceed 5% of the Fund's total assets.

INTEREST RATE, CURRENCY AND STOCK INDEX FUTURES CONTRACTS

         Each of the Funds may enter into interest rate, currency or stock index futures contracts (collectively, "Futures" or "Futures Contracts") as a hedge against changes in prevailing levels of interest rates, currency exchange rates or stock price levels, respectively, in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by it. A Fund's hedging may include sales of Futures as an offset against the effect of expected increases in interest rates, and decreases in currency exchange rates and stock prices, and purchases of Futures as an offset against the effect of expected declines in interest rates, and increases in currency exchange rates or stock prices.

         A Futures Contract is a two party agreement to buy or sell a specified amount of a specified security or currency (or delivery of a cash settlement price, in the case of an index future) for a specified price at a designated date, time and place. A stock index future provides for the delivery, at a designated date, time and place, of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading on the contract and the price agreed upon in the Futures Contract; no physical delivery of stocks comprising the index is made. Brokerage fees are incurred when a Futures Contract is bought or sold, and margin deposits must be maintained at all times the Future is outstanding.

         The Funds will only enter into Futures Contracts that are traded (either domestically or internationally) on futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading thereon in the United States are regulated under the Commodity Exchange Act and by the Commodity Futures Trading Commission ("CFTC"). Foreign futures exchanges and trading thereon are not regulated by the CFTC and are not subject to the same regulatory controls. For a further discussion of the risks associated with investments in foreign securities, see "Foreign Securities" in this Statement of Additional Information.

         Closing out an open Future is effected by entering into an offsetting Future for the same aggregate amount of the identical financial instrument or currency and the same delivery date. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular Future at a particular time. If a Fund is not able to enter into an offsetting transaction, it will continue to be required to maintain the margin deposits on the Future.

         A Fund's Futures transactions will be entered into for hedging purposes only; that is, Futures will be sold to protect against a decline in the price of securities or currencies that the Fund owns, or Futures will be purchased to protect the Fund against an increase in the price of securities or currencies it has committed to purchase or expects to purchase.

         "Margin" with respect to Futures is the amount of funds that must be deposited by a Fund in order to initiate Futures trading and maintain its open positions in Futures. A margin deposit made when the Futures Contract is entered ("initial margin") is intended to ensure the Fund's performance under the Futures Contract. The margin required for a particular Future is set by the exchange on which the Future is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract.

         Subsequent payments, called "variation margin," to and from the futures commission merchant through which a Fund entered into the Futures Contract will be made on a daily basis as the price of the underlying security, currency or index fluctuates making the Futures more or less valuable, a process known as marking-to-market.

         If a Fund were unable to liquidate a Future or an option on a Futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the Future or option or to maintain cash or securities in a segregated account.

OPTIONS ON FUTURES CONTRACTS

         Options on Futures Contracts are similar to options on securities or currencies except that options on Futures Contracts give the purchaser the right, in return for the premium paid, to assume a position in a Futures Contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the Futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's Futures margin account.

FORWARD CONTRACTS

         A forward contract is an obligation, usually arranged with a commercial bank or other currency dealer, to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. A Fund either may accept or make delivery of the currency at the maturity of the forward contract. A Fund may also, if its contra party agrees prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Forward contracts are traded over-the-counter, and not on organized commodities or securities exchanges. As a result, it may be more difficult to value such contracts, and it may be difficult to enter into closing transactions.

         Each of the Funds may engage in forward currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates. A Fund may enter into forward contracts with respect to a specific purchase or sale of a security, or with respect to its portfolio positions generally. When a Fund purchases a security denominated in a foreign currency for settlement in the near future, it may immediately purchase in the forward market the currency needed to pay for and settle the purchase. By entering into a forward contract with respect to the specific purchase or sale of a security denominated in a foreign currency, the Fund can secure an exchange rate between the trade and settlement dates for that purchase or sale transaction. This practice is sometimes referred to as "transaction hedging." Position hedging is the purchase or sale of foreign currency with respect to portfolio security positions denominated or quoted in a foreign currency.

         The cost to a Fund of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward contracts does not eliminate fluctuations in the prices of the underlying securities a Fund owns or intends to acquire, but it does establish a rate of exchange in advance. In addition, while forward contract sales limit the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result should the value of the currencies increase.

LIMITATIONS ON USE OF FUTURES, OPTIONS ON FUTURES AND CERTAIN OPTIONS ON CURRENCIES

         To the extent that a Fund enters into Futures Contracts, options on Futures Contracts and options on foreign currencies traded on a CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money") will not exceed 5% of the total assets of the Fund, after taking into account unrealized profits and unrealized losses on any contracts it has entered into. This guideline may be modified by the Board, without a shareholder vote. This limitation does not limit the percentage of the Fund's assets at risk to 5%.

                             INVESTMENT RESTRICTIONS

         Each Fund is subject to the following investment restrictions, which may be changed only by a vote of a majority of such Fund's outstanding shares. Fundamental restrictions may be changed only by a vote of the lesser of (i) 67% or more of the Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or represented by proxy, or
(ii) more than 50% of the Fund's outstanding shares.

FUNDAMENTAL RESTRICTIONS

                  (1) The Fund is a "diversified company" as defined in the 1940 Act. The Fund will not purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time or are interpreted from time to time by the SEC staff (collectively, the "1940 Act Laws and Interpretations") or except to the extent that the Fund may be permitted to do so by exemptive order or similar relief (collectively, with the 1940 Act Laws and Interpretations, the "1940 Act Laws, Interpretations and Exemptions"). In complying with this restriction, however, the Fund may purchase securities of other investment companies to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions.

                  (2) The Fund may not borrow money or issue senior securities, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.

                  (3) The Fund may not underwrite the securities of other issuers. This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the Securities Act of 1933.

                  (4) The Fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit the Fund's investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or (ii) tax-exempt obligations issued by governments or political subdivisions of governments. In complying with this restriction, the Fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security.

                  (5) The Fund may not purchase real estate or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

                  (6) The Fund may not purchase physical commodities or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

                  (7) The Fund may not make personal loans or loans of its assets to persons who control or are under common control with the Fund, except to the extent permitted by 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker-dealers or institutional investors, or investing in loans, including assignments and participation interests.

                  (8) The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as the Fund.

         The investment restrictions set forth above provide each of the Funds with the ability to operate under new interpretations of the 1940 Act or pursuant to exemptive relief from the SEC without receiving prior shareholder approval of the change. Even though each of the Funds have this flexibility, the Board of Trustees has adopted non-fundamental restrictions for each of the Funds relating to certain of these restrictions which the advisor must follow in managing the Funds. Any changes to these non-fundamental restrictions, which are set forth below, require the approval of the Board of Trustees.

NON-FUNDAMENTAL RESTRICTIONS

                  The following restrictions apply to each of the Funds. They may be changed for any Fund without approval of that Fund's voting securities. Any investment restriction that involves a maximum or minimum percentage of securities or assets (other than with respect to borrowing) shall not be considered to be violated unless an excess over or a deficiency under the percentage occurs immediately after, and is caused by, an acquisition or disposition of securities or utilization of assets by the Fund.

                  (1) In complying with the fundamental restriction regarding issuer diversification, the Fund will not, with respect to 75% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities), if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. The Fund may (i) purchase securities of other investment companies as permitted by Section 12(d)(1) of the 1940 Act and (ii) invest its assets in securities of other money market funds and lend money to other investment companies or their series portfolios that have AIM or an affiliate of AIM as an investment advisor (an "AIM Advised Fund"), subject to the terms and conditions of any exemptive orders issued by the SEC.

                  (2) In complying with the fundamental restriction regarding borrowing money and issuing senior securities, the Fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). The Fund may borrow from banks, broker-dealers or an AIM Advised Fund. Other than Constellation, the Fund may not borrow for leveraging, but may borrow for temporary or emergency purposes, in anticipation of or in response to adverse market conditions, or for cash management purposes. Other than Constellation, the Fund may not purchase additional securities when any borrowings from banks exceed 5% of the Fund's total assets.

                  (3) In complying with the fundamental restriction regarding industry concentration, the Fund may invest up to 25% of its total assets in the securities of issuers whose principal business activities are in the same industry.

                  (4) In complying with the fundamental restriction with regard to making loans, the Fund may lend up to 33 1/3% of its total assets and may lend money to another AIM Advised Fund, on such terms and conditions as the SEC may require in an exemptive order.

                  (5) Notwithstanding the fundamental restriction with regard to investing all assets in an open-end fund, the Fund may not invest all of its assets in the securities of a single open-end management investment company with the same fundamental investment objectives, policies and restrictions as the Fund.

         The following non-fundamental policy applies only to Constellation:

         The amount the Fund may borrow will also be limited by the applicable margin limitations imposed by the Federal Reserve Board. If at any time the value of Constellations' assets should fail to meet the 300% asset coverage requirement, the Fund will, within three days, reduce its borrowings to the extent necessary. The Fund may be required to eliminate partially or totally its outstanding borrowings at times when it may not be desirable for it to do so. Any investment gains made by Fund with the borrowed monies in excess of interest paid by the Fund will cause the net asset value of the Fund's shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased with the proceeds of such borrowings fails to cover the interest paid on the money borrowed by Constellation, the net asset value of the Fund will decrease faster than would otherwise be the case. This speculative factor is known as "leveraging."

                                   MANAGEMENT

         The overall management of the business and affairs of the Funds and the Trust is vested with the Trust's Board of Trustees. The Board of Trustees approves all significant agreements between the Trust, on behalf of the Funds, and persons or companies furnishing services to the Funds. The day-to-day operations of each Fund are delegated to the officers of the Trust and to AIM, subject always to the objectives, restrictions and policies of the applicable Fund and to the general supervision of the Trust's Board of Trustees. Certain trustees and officers of the Trust are affiliated with AIM and A I M Management Group Inc. ("AIM Management"), the parent corporation of AIM.

TRUSTEES AND OFFICERS


         The trustees and officers of the Trust and their principal occupations during the last five years are set forth below. Unless otherwise indicated, the address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.



                                        Positions Held
   Name, Address and Age                with Registrant                Principal Occupation During Past 5 Years
   ---------------------                ---------------                ----------------------------------------
*ROBERT H. GRAHAM (54)                  Trustee, Chairman      Chairman Director, President and Chief Executive Officer, A I M
                                        and President          Management Group Inc.; Director and President, A I M
                                                               Advisors, Inc.; Director and Senior Vice President,
                                                               A I M Capital Management, Inc., A I M Distributors,
                                                               Inc., A I M Fund Services, Inc., and Fund Management
                                                               Company; and Director and Vice Chairman, AMVESCAP PLC.

BRUCE L. CROCKETT (56)                  Trustee                Director, ACE Limited (insurance company). Formerly,
906 Frome Lane                                                 Director, President and Chief Executive Officer, COMSAT
McLean, VA 22102                                               Corporation; and Chairman, Board of Governors of
                                                               INTELSAT (international communications company).

OWEN DALY II (76)                       Trustee                Formerly, Director, Cortland Trust, Inc. (investment
Six Blythewood Road                                            company), CF & I Steel Corp., Monumental Life Insurance
Baltimore, MD 21210                                            Company and Monumental General Insurance Company; and
                                                               Chairman of the Board of Equitable Bancorporation.

ALBERT R. DOWDEN (59)                   Trustee                Chairman of the Board of Directors, Cortland Trust,
1815 Central Park Drive                                        Inc. (investment company) and DHJ Media, Inc.; and
P.O. Box 774000-PMB #222                                       Director, Magellan Insurance Company. Formerly,
Steamboat Springs, CO  80477                                   Director, President and Chief Executive Officer, Volvo
                                                               Group North America, Inc.; Senior Vice President, AB
                                                               Volvo; and Director, The Hertz Corporation, Genmar
                                                               Corporation (boat manufacturer), National Media
                                                               Corporation and Annuity and Life Re (Holdings), Ltd.


---------
* A trustee who is an "interested person" of A I M Advisors, Inc. and the Trust as defined in the 1940 Act.

                                        Positions Held
   Name, Address and Age                with Registrant                Principal Occupation During Past 5 Years
   ---------------------                ---------------                ----------------------------------------
EDWARD K. DUNN, JR. (65)                Trustee                Formerly, Chairman of the Board of Directors,
2 Hopkins Plaza, 8th Floor                                     Mercantile Mortgage Corp; Vice Chairman of the Board of
Suite 805                                                      Directors, President and Chief Operating Officer,
Baltimore, MD 21201                                            Mercantile - Safe Deposit & Trust Co.; and President,
                                                               Mercantile Bankshares.

JACK FIELDS (49)                        Trustee                Chief Executive Officer, Twenty-First Century Group,
434 New Jersey Avenue, S.E.                                    Inc. (governmental affairs company). Formerly, Member
Washington, DC 20003                                           of the U.S. House of Representatives.

**CARL FRISCHLING (64)                  Trustee                Partner, Kramer Levin Naftalis & Frankel LLP (law firm).
919 Third Avenue
New York, NY  10022

PREMA MATHAI-DAVIS (50)                 Trustee                Member, Visiting Committee, Harvard University Graduate
370 East 76th Street                                           School of Education, New School University. Formerly,
New York, NY 10021                                             Chief Executive Officer, YWCA of the USA; Commissioner,
                                                               New York City Department of the Aging; and Commissioner,
                                                               New York City Metropolitan Transportation Authority.

LEWIS F. PENNOCK (58)                   Trustee                Partner, Pennock & Cooper (law firm).
6363 Woodway, Suite 825
Houston, TX 77057

LOUIS S. SKLAR (61)                     Trustee                Executive Vice President, Development and Operations,
The Williams Tower, 50th Floor                                 Hines Interests Limited Partnership (real
2800 Post Oak Blvd.                                            estate development).
Houston, TX  77056

GARY T. CRUM (53)                       Senior Vice            Director and President, A I M Capital Management, Inc.;
                                        President              Director and Executive Vice President, A I M Management
                                                               Group Inc.; Director and Senior Vice President, A I M
                                                               Advisors, Inc.; and Director, A I M Distributors, Inc.
                                                               and AMVESCAP PLC.

CAROL F. RELIHAN (46)                   Senior Vice            Director, Senior Vice President, General Counsel and
                                        President              Secretary, A I M Advisors, Inc.; Senior Vice President,
                                        and Secretary          General Counsel and Secretary, A I M  Management Group
                                                               Inc.; Director, Vice President and General Counsel,
                                                               Fund Management Company; General Counsel and Vice
                                                               President, A I M Fund Services, Inc.; and Vice
                                                               President, A I M Capital Management, Inc., and A I M
                                                               Distributors, Inc.

MELVILLE B. COX (57)                    Vice President         Vice President and Chief Compliance Officer, A I M
                                                               Advisors, Inc., A I M Capital Management, Inc., A I M
                                                               Distributors, Inc., A I M Fund Services, Inc., and Fund
                                                               Management Company.

DANA R. SUTTON (42)                     Vice President and     Vice President and Fund Controller, A I M  Advisors,
                                        Treasurer              Inc.; and Assistant Vice President and Assistant
                                                               Treasurer, Fund Management Company.


---------
** A trustee who is an "interested person" of the Trust as defined in the 1940 Act.

                                        Positions Held
   Name, Address and Age                with Registrant                Principal Occupation During Past 5 Years
   ---------------------                ---------------                ----------------------------------------
EDGAR M. LARSEN (60)                    Vice President                 Vice President, A I M
                                                                       Capital Management, Inc.

         The standing committees of the Board of Trustees are the Audit Committee, the Investments Committee and the Nominating and Compensation Committee.

         The members of the Audit Committee are Messrs. Crockett, Daly, Dowden, Dunn (Chairman), Fields, Frischling, Pennock and Sklar and Dr. Mathai-Davis. The Audit Committee is responsible for: (i) considering management's recommendations of independent accountants for each Fund and evaluating such accountants' performance, costs and financial stability; (ii) with AIM, reviewing and coordinating audit plans prepared by the Funds' independent accountants and management's internal audit staff; and (iii) reviewing financial statements contained in periodic reports to shareholders with the Funds' independent accountants and management.

         The members of the Investments Committee are Messrs. Crockett, Daly, Dowden, Dunn, Fields, Frischling, Pennock and Sklar (Chairman) and Dr. Mathai-Davis. The Investment Committee is responsible for: (i) overseeing AIM's investment-related compliance systems and procedures to ensure their continued adequacy, and (ii) considering and acting, on an interim basis, between meetings of the full Board, on investment-related matters requiring Board consideration, including dividends and distributions, brokerage policies and pricing matters.

         The members of the Nominating and Compensation Committee are Messrs. Crockett (Chairman), Daly, Dowden, Dunn, Fields, Pennock and Sklar and Dr. Mathai-Davis. The Nominating and Compensation Committee is responsible for: (i) considering and nominating individuals to stand for election as independent trustees as long as the Trust maintains a distribution plan pursuant to Rule 12b-1 under the 1940 Act; (ii) reviewing from time to time the compensation payable to the independent trustees; and (iii) making recommendations to the Board regarding matters related to compensation, including deferred compensation plans and retirement plans for the independent trustees.

         The Nominating and Compensation Committee will consider nominees recommended by a shareholder to serve as trustees, provided (i) that such person is a shareholder of record at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which trustees will be elected, and (ii) that the Nominating and Compensation Committee or the Board, as applicable, shall make the final determination of persons to be nominated.

         All of the Trust's trustees also serve as directors or trustees of some or all of the other investment companies managed or advised by AIM. All of the Trust's executive officers hold similar offices with some or all of the other investment companies managed or advised by AIM.

Remuneration of Trustees

         Each trustee is reimbursed for expenses incurred in connection with each meeting of the Board of Trustees or any committee attended. Each trustee who is not also an officer of the Trust is compensated for his or her services according to a fee schedule which recognizes the fact that such trustee also serves as a director or trustee of other AIM Funds. Each such trustee receives a fee, allocated among the AIM Funds for which he or she serves as a director or trustee, which consists of an annual retainer component and a meeting fee component.

Set forth below is information regarding compensation paid or accrued for each trustee of the Trust:

                                                           RETIREMENT                    TOTAL
                          AGGREGATE COMPENSATION           BENEFITS                  COMPENSATION
                                 FROM THE                   ACCRUED                    FROM ALL
      TRUSTEE                    TRUST(1)             BY ALL AIM FUNDS(2)            AIM FUNDS(3)
      -------             -----------------------     -------------------            ------------
Charles T. Bauer(4)      $               0            $               0              $        0

Bruce L. Crockett        $          26,923            $          60,951       $         111,500

Owen Daly II.            $          26,923            $          97,195       $         111,500

Albert R. Dowden(5)      $               0            $               0       $          13,435

Edward K. Dunn, Jr.      $          26,923            $          22,138       $         111,500

Jack Fields              $          26,409            $          23,019       $         108,500

Carl Frischling(6)       $          26,923            $         107,507       $         111,500

Robert H. Graham         $               0            $               0       $               0

Prema Mathai-Davis       $          26,419            $          22,606       $         111,500

Lewis F. Pennock         $          26,923            $          67,995       $         111,500

Louis S. Sklar           $          26,288            $          87,538       $         111,000



(1) The total amount of compensation deferred by all trustees of the Trust and the Trust's predecessor during the fiscal year ended October 31, 2000, including earnings, was $213,131.

(2) During the fiscal year ended October 31, 2000, the total amount of expenses allocated to the Trust and the Trust's predecessor in respect of such retirement benefits was $210,415. Data reflects compensation for the calendar year ended December 31, 2000.

(3) Each trustee serves as director or trustee of at least 12 registered investment companies advised by AIM. Data reflects total compensation for the calendar year ended December 31, 2000.

(4) Mr. Bauer was a trustee and officer until September 30, 2000, when he retired.

(5)  Mr. Dowden was elected to serve as a Trustee on December 14, 2000.

(6) During the fiscal year ended October 31, 2000, Charter, Constellation and Weingarten, each paid $17,752, $35,398 and $22,699, respectively, on legal fees to Mr. Frischling's law firm, Kramer Levin Naftalis and Frankel LLP for services rendered. Mr. Frischling, a trustee of the Trust, is a partner in such firm.


AIM Funds Retirement Plan for Eligible Directors/Trustees

         Under the terms of the AIM Funds Retirement Plan for Eligible Directors/Trustees (the "Plan"), each trustee (who is not an employee of any of the AIM Funds, AIM Management or any of their affiliates) may be entitled to certain benefits upon retirement from the Board of Trustees. Pursuant to the Plan, a trustee becomes eligible to retire and receive full benefits under the Plan when he or she has attained age 65 and has completed at least five years of continuous service with one or more of the regulated investment companies managed, administered or distributed by AIM or its affiliates (the "Applicable AIM Funds"). Each eligible trustee is entitled to receive an annual benefit from the Applicable AIM Funds commencing on the first day of the calendar quarter coincident with or following his or her date of retirement equal to a maximum 75% of the annual retainer paid or accrued by the Applicable AIM Funds for such trustee during the twelve-month period immediately preceding the trustee's retirement (including amounts deferred under a separate agreement between the Applicable AIM Funds and the trustee) and based on the number of such trustee's years of service (not in excess of 10 years of service) completed with respect to any of the Applicable AIM Funds. Such benefit is payable to each eligible trustee in quarterly installments. If an eligible trustee dies after attaining the normal retirement date but before receipt of all benefits under the Plan, the trustee's surviving spouse (if any) shall receive a quarterly survivor's benefit equal to 50% of the amount payable to the deceased trustee for no more than ten years beginning the first day of the calendar quarter following the date of the trustee's death. Payments under the Plan are not secured or funded by any Applicable AIM Fund.

         Set forth below is a table that shows the estimated annual benefits payable to an eligible trustee upon retirement assuming the retainer amount reflected below and various years of service. The estimated credited years of service for Messrs. Crockett, Daly, Dowden, Dunn, Fields, Frischling, Pennock, Robinson and Sklar and Dr. Mathai-Davis are 13, 13, 0, 2, 3, 23, 19, 11, and 2 years, respectively.


                    ESTIMATED ANNUAL BENEFITS UPON RETIREMENT




                       Number of
                        Years of
                      Service With
                     the Applicable         Estimated Annual
                       AIM Funds         Benefits Upon Retirement
                     --------------      ------------------------
                         10                      $75,000

                          9                      $67,500

                          8                      $60,000

                          7                      $52,500

                          6                      $45,000

                          5                      $37,500


Deferred Compensation Agreements

         Messrs. Daly, Dunn, Fields, Frischling and Sklar and Dr. Mathai-Davis (the "Deferring Trustees") have each executed a Deferred Compensation Agreement (collectively, the "Compensation Agreements"). Pursuant to the Compensation Agreements, the Deferring Trustees may elect to defer receipt of up to 100% of their compensation payable by the Trust, and such amounts are placed into a deferral account. Currently, the Deferring Trustees may select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested. Distributions from the Deferring Trustees' deferral accounts will be paid in cash, generally in equal quarterly installments over a period of five (5) or ten
(10) years (depending on the Compensation Agreement) beginning on the date the Deferring Trustee's retirement benefits commence under the Plan. The Trust's Board of Trustees, in its sole discretion, may accelerate or extend the distribution of such deferral accounts after the Deferring Trustee's termination of service as a trustee of the Trust. If a Deferring Trustee dies prior to the distribution of amounts in his or her deferral account, the balance of the deferral account will be distributed to his or her designated beneficiary in a single lump sum payment as soon as practicable after such Deferring Trustee's death. The Compensation Agreements are not funded and, with respect to the payments of amounts held in the deferral accounts, the Deferring Trustees have the status of unsecured creditors of the Trust and of each other AIM Fund from which they are deferring compensation.

                     INVESTMENT ADVISORY AND OTHER SERVICES

         AIM is a direct wholly owned subsidiary of AIM Management, a holding company that has been engaged in the financial services business since 1976. The address of AIM is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. AIM was organized in 1976, and, together with its subsidiaries, advises or manages over 130 investment portfolios encompassing a broad range of investment objectives. AIM Management is an indirect wholly owned subsidiary of AMVESCAP PLC, 11 Devonshire Square, London EC2M 4YR, United Kingdom. AMVESCAP PLC and its subsidiaries are an independent investment management group engaged in institutional investment management and retail mutual fund businesses in the United States, Europe and the Pacific Region. Certain of the trustees and officers of AIM are also executive officers of the Trust and their affiliations are shown under "Trustees and Officers".

         AIM and the Trust have adopted a Code of Ethics which requires investment personnel and certain other employees (a) to pre-clear all personal securities transactions subject to the Code of Ethics; (b) to file reports regarding such transactions; (c) to refrain from personally engaging in (i) short-term trading of a security, (ii) transactions involving a security within seven days of an AIM Fund transaction involving the same security (subject to a de minimis exception), and (iii) transactions involving securities being considered for investment by an AIM Fund (subject to a de minimis exception); and (d) to abide by certain other provisions of the Code of Ethics. The de minimis exception under the Code of Ethics covers situations where there is no material conflict of interest because of the large market capitalization of a security and the relatively small number of shares involved in a personal transaction. The Code of Ethics also generally prohibits AIM employees who are registered with the NASD from purchasing securities in initial public offerings. Personal trading reports are periodically reviewed by AIM, and the Board of Trustees reviews quarterly and annual reports (which summarize any significant violations of the Code of Ethics). Sanctions for violating the Code of Ethics may include censure, monetary penalties, suspension or termination of employment.

         The Trust, on behalf of each Fund has entered into a Master Investment Advisory Agreement dated June 21, 2000 (the "Master Advisory Agreement") and a Master Administrative Services Agreement (the "Master Administrative Services Agreement") with AIM. In addition, AIM has entered into a Master Sub-Advisory Agreement (the "Master Sub-Advisory Agreement") with AIM Capital with respect to Charter, Weingarten and Constellation. A prior investment advisory agreement with substantially similar terms to the Master Advisory Agreement and a prior administrative services agreement with substantially similar terms to the Master Administrative Services Agreement were in effect prior to June 21, 2000.

         Under the terms of the Master Advisory Agreement, AIM supervises all aspects of the Funds' operations and provides investment advisory services to the Funds. AIM obtains and evaluates economic, statistical and financial information to formulate and implement investment programs for the Funds. AIM will not be liable to the Funds or their shareholders except in the case of AIM's willful misfeasance, bad faith, gross negligence or reckless disregard of duty; provided, however that AIM may be liable for certain breaches of duty under the 1940 Act.

         Pursuant to the Master Administrative Services Agreement, AIM has agreed to provide or arrange for the provision of certain accounting and other administrative services to the Funds, including the services of a principal financial officer of the Funds and related staff. As compensation to AIM for its services under the Master Administrative Service Agreements, the Funds reimburse AIM for expenses incurred by AIM or its subsidiaries in connection with such services.

         Under the terms of the Master Sub-Advisory Agreement, AIM has appointed AIM Capital to provide certain investment advisory services for each of the Funds, subject to overall supervision by AIM and the

Trust's Board of Trustees. Certain of the trustees and officers of AIM Capital are also executive officers of the Trust.

         Both the Master Advisory Agreement and the Master Sub-Advisory Agreement provide that the Fund will pay or cause to be paid all expenses of the Fund not assumed by AIM or AIM Capital, including, without limitation: brokerage commissions, taxes, legal, auditing or governmental fees, the cost of preparing share certificates, custodian, transfer and shareholder service agent costs, expenses of issue, sale, redemption, and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustees and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Trust on behalf of the Fund in connection with membership in investment company organizations, the cost of printing copies of prospectuses and statements of additional information distributed to the Funds' shareholders and all other charges and costs of the Funds' operations unless otherwise explicitly provided.

         The Master Advisory Agreement and the Master Sub-Advisory Agreement will continue in effect from year to year only if such continuance is specifically approved at least annually by (i) the Trust's Board of Trustees or the vote of a "majority of the outstanding voting securities" of the Funds (as defined in the 1940 Act), and (ii) the affirmative vote of a majority of the trustees who are not parties to the agreements or "interested persons" of any such party (the "Non-Interested Trustees") by votes cast in person at a meeting called for such purpose. Each agreement provides that the Funds, AIM (in the case of the Master Advisory Agreement) or AIM Capital (in the case of the Master Sub-Advisory Agreement) may terminate such agreement on 60 days' written notice without penalty. Each agreement terminates automatically in the event of its assignment.

         AIM may from time to time waive or reduce its fee. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During period of voluntary fee waivers or reductions, AIM will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Table in a Prospectus may not be terminated or amended to the Funds' detriment during the period stated in the agreement between AIM and the Fund. Fee waivers or reductions set forth in the Master Advisory Agreement may not be terminated without shareholder approval.

         AIM has voluntarily agreed, effective July 1, 2000, to waive advisory fees payable by Charter, Constellation and Weingarten in an amount equal to 0.025% for each $5 billion increment in net assets over $5 billion, up to a maximum waiver of 0.175% on net assets in excess of $35 billion, so that the effective fee schedules are as follows:

                            CHARTER AND CONSTELLATION

         NET ASSETS                                                ANNUAL RATE
         ----------                                                -----------
         First $30 million                                         1.00%
         Over $30 million to and including $150 million            0.75%
         Over $150 million to and including $5 billion             0.625%
         Over $5 billion to and including $10 billion              0.60%
         Over $10 billion to and including $15 billion             0.575%
         Over $15 billion to and including $20 billion             0.55%
         Over $20 billion to and including $25 billion             0.525%
         Over $25 billion to and including $30 billion             0.50%
         Over $30 billion to and including $35 billion             0.475%
         Over $35 billion                                          0.45%


                                   WEINGARTEN

         NET ASSETS                                                 ANNUAL RATE
         ----------                                                 -----------
         First $30 million                                          1.00%
         Over $30 million to and including $350 million             0.75%
         Over $350 million to and including $5 billion              0.625%
         Over $5 billion to and including $10 billion               0.60%
         Over $10 billion to and including $15 billion              0.575%
         Over $15 billion to and including $20 billion              0.55%
         Over $20 billion to and including $25 billion              0.525%
         Over $25 billion to and including $30 billion              0.50%
         Over $30 billion to and including $35 billion              0.475%
         Over $35 billion                                           0.45%

         In addition, pursuant to a prior fee waiver arrangement, AIM waived through June 30, 2000 a portion of its advisory fees payable by Charter, Constellation and Weingarten at net asset levels higher than those currently incorporated in the advisory fee schedule. Accordingly, with respect to each of Charter and Constellation, AIM received a fee calculated at an annual rate of 1.0% of the first $30 million of such Fund's average daily net assets, plus 0.75% of such Fund's average daily net assets in excess of $30 million to and including $150 million, plus 0.625% of such Fund's average daily net assets in excess of $150 million to and including $2 billion, plus 0.60% of the Fund's average daily net assets in excess of $2 billion. With respect to Weingarten, AIM received a fee calculated at an annual rate of 1.0% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $350 million, plus 0.625% of the Fund's average daily net assets in excess of $350 million to and including $2 billion, plus 0.60% of the Fund's average daily net assets in excess of $2 billion to and including $3 billion, plus 0.575% of the Fund's average daily net assets in excess of $3 billion to and including $4 billion, plus 0.55% of the Fund's average daily net assets in excess of $4 billion. As compensation for its services, AIM pays 50% of the advisory fees it receives pursuant to the Master Advisory Agreement with respect to Charter, Constellation and Weingarten to AIM Capital.

         Each Fund paid to AIM the following advisory fees net of any expense limitations (fee waivers) for the years ended October 31, 2000, 1999 and 1998:

                                    2000         1999           1998
                                    ----         ----           ----
         Charter............ $54,658,390     $39,884,618   $31,058,588
         Constellation...... 122,489,954      87,350,901    86,555,468
         Weingarten.........  70,073,547      50,710,809    40,657,216

         For the fiscal year ended October 31, 2000, 1999 and 1998, AIM waived advisory fees for each Fund as follows:

                                    2000         1999           1998
                                    ----         ----           ----
         Charter............  $1,484,073      $1,130,089   $   762,337
         Constellation......   6,187,566       3,107,849     3,074,705
         Weingarten.........   5,181,384       4,288,405     2,917,461

         AIM, in turn, paid the following sub-advisory fees to AIM Capital, as sub-advisor for Charter, Constellation and Weingarten, for the years ended October 31, 2000, 1999 and 1998:

                                    2000         1999           1998
                                    ----         ----           ----
         Charter.............   $17,788,305    $19,942,309    $15,529,294
         Constellation.......    40,459,660     43,675,451     43,277,734
         Weingarten..........    23,739,387     25,355,405     20,328,608

         The payments set forth above were made pursuant to a substantially similar advisory agreement between AIM and the Trust's predecessor.

         In addition, if a Fund engages in securities lending, AIM will provide the Fund investment advisory services and related administrative services. The Master Investment Advisory Agreement describes the administrative services to be rendered by AIM if a Fund engages in securities lending activities, as well as the compensation AIM may receive for such administrative services. Services to be provided include: (a) overseeing participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines; (b) assisting the securities lending agent or principal (the agent) in determining which specific securities are available for loan; (c) monitoring the agent to ensure that securities loans are effected in accordance with AIM's instructions and with procedures adopted by the Board; (d) preparing appropriate periodic reports for, and seeking appropriate approvals from, the Board with respect to securities lending activities; (e) responding to agent inquiries; and
(f) performing such other duties as may be necessary.

         AIM's compensation for advisory services rendered in connection with securities lending is included in the advisory fee schedule. As compensation for the related administrative services AIM will provide, a lending Fund will pay AIM a fee equal to 25% of the net monthly interest or fee income retained or paid to the Fund from such activities. AIM currently intends to waive such fee, and has agreed to seek Board approval prior to its receipt of all or a portion of such fee.

         The Master Administrative Services Agreement provides that AIM may perform or arrange for the performance of certain accounting and other administrative services to each Fund. For such services, AIM is entitled to receive from each Fund reimbursement of its costs or such reasonable compensation as may be approved by the Trust's Board of Trustees. The Master Administrative Services Agreement will continue in effect from year to year only if such continuance is specifically approved at least annually by (i) the Trust's Board of Trustees or the vote of a "majority of the outstanding voting securities" of the Funds (as defined in the 1940 Act), and (ii) the affirmative vote of a majority of the Non-Interested Trustees by votes cast in person at a meeting called for such purpose.

         In addition, the Transfer Agency and Service agreement for the Funds provides that A I M Fund Services, Inc. ("AFS"), a registered transfer agent and wholly-owned subsidiary of AIM, will perform certain shareholder services for the Funds for a fee per account serviced. The Transfer Agency and Service Agreement provides that AFS will receive a per account fee plus out-of-pocket expenses to process orders for purchases, redemptions and exchanges of shares, prepare and transmit payments for dividends and distributions declared by the Fund, maintain shareholder accounts and provide shareholders with information regarding the Fund and their accounts.

         The Funds paid AIM the following amounts of administrative services costs for the years ended October 31, 2000, 1999, and 1998:

                                   2000         1999         1998
                                   ----         ----         ----
         Charter................ $383,224     $235,274    $ 152,008
         Constellation..........  731,392      431,120      295,926
         Weingarten.............  473,764      281,500      179,633

         The payments set forth in the table above were made pursuant to a substantially similar administrative services agreement between AIM and the Trust's predecessor.

                                 THE DISTRIBUTOR

         The Trust, on behalf of the Institutional Class of each Fund, has entered into a Master Distribution Agreement with AIM Distributors, a registered broker-dealer and a wholly owned subsidiary of AIM to act as the exclusive distributor of the Institutional Classes of the Funds' shares. The address of AIM Distributors is P. O. Box 4739, Houston, Texas 77210-4739. Certain trustees and officers of the Trust are affiliated with AIM Distributors. The Distribution Agreement provides that AIM Distributors has the exclusive right to distribute the Institutional Classes of shares of the Funds either directly or through other broker-dealers. The Distribution Agreement also provides that AIM Distributors will pay promotional expenses, including the incremental costs of printing prospectuses and statements of additional information, annual reports and other periodic reports for distribution to persons who are not shareholders of the Institutional Classes of the Funds and the costs of preparing and distributing any other supplemental sales literature. AIM Distributors has not undertaken to sell any specified number of shares of the Institutional Classes of the Funds. AIM Distributors does not receive any fees from the Trust on behalf of the Institutional Classes pursuant to the Distribution Agreement.

         AIM Distributors may, from time to time, at its expense, pay a bonus or other consideration or incentive to dealers or banks who sell a minimum dollar amount of the shares of the Institutional Class of a Fund during a specific period of time. In some instances, these incentives may be offered only to certain dealers or institutions who have sold or may sell significant amounts of shares. The total amount of such additional bonus payments or other consideration shall not exceed 0.10% of the net asset value of the shares sold of such Institutional Class. Any such bonus or incentive programs will not change the price paid by investors for the purchase of shares or the amount received as proceeds from such sales. Dealers or institutions may not use the sale of shares of the Institutional Class of a Fund to qualify for any incentives to the extent that such incentives may be prohibited by the laws of any jurisdiction.

         The Distribution Agreement will continue from year to year only if such continuation is specifically approved at least annually by (i) the Trust's Board of Trustees or the vote of a "majority of the outstanding voting securities" of the Funds (as defined in the 1940 Act) and (ii) the affirmative vote of a majority of the Non-Interested Trustees by votes cast in person at a meeting called for such purpose. The Trust, on behalf of a Fund, or AIM Distributors may terminate the Distribution Agreement on sixty days' written notice without penalty. The Distribution Agreement will terminate automatically in the event of its "assignment," as defined in the 1940 Act.

                        HOW TO PURCHASE AND REDEEM SHARES

         A complete description of the manner by which shares of the Funds may be purchased appears in the Prospectus under the caption "Purchasing Shares."

         Information concerning redemption of the Funds' shares is set forth in the Prospectus under the caption "Redeeming Shares." Shares of the Funds may be redeemed directly through AIM Distributors. The Funds intend to redeem all shares of the Funds in cash. In addition to the Funds' obligation to redeem shares, AIM Distributors may also repurchase shares as an accommodation to shareholders. A repurchase is effected at the net asset value of the Fund next determined after such order is received. Such arrangement is subject to timely receipt by AFS of all required documents in good order. If such documents are not received within a reasonable time after the order is placed, the order is subject to cancellation. While there is no charge imposed by the Funds or by AIM Distributors when shares are redeemed or repurchased, financial institutions may charge a fair service fee for handling the transaction.

         The right of redemption may be suspended or the date of payment postponed when (a) trading on the New York Stock Exchange ("NYSE") is restricted, as determined by applicable rules and regulations of the SEC, (b) the NYSE is closed for other than customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency as determined by the SEC exists making disposition of portfolio securities or the valuation of the net assets of the Fund not reasonably practicable.

                          NET ASSET VALUE DETERMINATION

         The net asset value of a share of each Fund is determined once daily as of the close of the customary trading session of the NYSE (generally 4:00 p.m. Eastern Time), on each business day of the Fund. In the event the NYSE closes early (i.e., before 4:00 p.m. Eastern Time) on a particular day, the net asset value of a Fund share is determined as of the close of the NYSE on such day. For purposes of determining net asset value per share, futures and options contract closing prices which are available fifteen (15) minutes after the close of the customary trading session of the NYSE will generally be used. The net asset values per share of the Retail Classes and the Institutional Classes will differ because different expenses are attributable to each class. The income or loss and the expenses (except those listed below) of a Fund are allocated to each class on the basis of the net assets of the Fund allocable to each such class, calculated as of the close of business on the previous business day, as adjusted for the current day's shareholder activity of each class. Distribution and service fees and transfer agency fees (to the extent different rates are charged to different classes) are allocated only to the class to which such expenses relate. The net asset value per share of a class is determined by subtracting the liabilities (e.g., the expenses) of the Fund allocated to the class from the assets of the Fund allocated to the class and dividing the result by the total number of shares outstanding of such class. Determination of each Fund's net asset value per share is made in accordance with generally accepted accounting principles.

         A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, the security is valued at the closing bid price on that day, prior to the determination of net asset value. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market system) is valued on the basis of prices provided by independent pricing services. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date, or lacking a last sale, at the closing bid price on that day; option contracts are valued at the mean between the closing bid and asked prices on the exchange where the contracts are principally traded; futures contracts are valued at final settlement price quotations from the primary exchange on which they are traded. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as dividend rate, yield, type of issue, coupon rate and maturity date. Securities for which market quotations are not readily available or for which market quotations are not reflective of fair value are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees of the Trust. Short-term obligations having sixty (60) days or less to maturity are valued at amortized cost, which approximates market value. (See also "Purchasing Shares," "Redeeming Shares" and "Pricing of Shares" in the Prospectus.)

         Generally, trading in foreign securities, as well as corporate bonds, U.S. Government securities and money market instruments, is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of a Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.

         Fund securities primarily traded in foreign markets may be traded in such markets on days which are not business days of the Fund. Because the net asset value per share of each Fund is determined only on business days of the Fund, the net asset value per share of a Fund may be significantly affected on days when an investor can not exchange or redeem shares of the Fund.

                    DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS

REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS

         Income dividends and capital gains distributions are automatically reinvested in additional shares of the same class of each Fund unless the shareholder has requested in writing to receive such dividends and distributions in cash or that they be invested in Institutional Class shares of another Fund, subject to the terms and conditions set forth in the Prospectus. If a shareholder's account does not have any shares in it on a dividend or capital gains distribution payment date, the dividend or distribution will be paid in cash whether or not the shareholder has elected to have such dividends or distributions reinvested.

TAX MATTERS

         The following is only a summary of certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of each Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY

         Each Fund has elected to be taxed as a regulated investment company under Subchapter M of the Code. As a regulated investment company, each Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by a Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and can therefore satisfy the Distribution Requirement.

         Each Fund may use "equalization accounting" in determining the portion of its net investment income and capital gain net income that has been distributed. A Fund that elects to use equalization accounting will allocate a portion of its realized investment income and capital gains to redemptions of Fund shares and will reduce the amount of such income and gains that it distributes in cash. However, each Fund intends to make cash distributions for each taxable year in an aggregate amount that is sufficient to satisfy the Distribution Requirement without taking into account its use of equalization accounting. The Internal Revenue Service has not published any guidance concerning the methods to be used in allocating investment income and capital gains to redemptions of shares. In the event that the Internal Revenue Service determines that a Fund is using an improper method of allocation and has under-distributed its net investment income and capital gain net income for any taxable year, such Fund may be liable for additional federal income tax.

         In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement").

         In addition to satisfying the requirements described above, each Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of each Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the companies, and securities of other issuers, the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

         If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable as ordinary dividends to the extent of such Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends received deduction in the case of corporate shareholders.

DETERMINATION OF TAXABLE INCOME OF A REGULATED INVESTMENT COMPANY

         In general, gain or loss recognized by a Fund on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation unless the Fund made an election to accrue market discount into income. In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto (but only to the extent attributable to changes in foreign currency exchange rates), and gain or loss recognized on the disposition of a foreign currency forward contract or of foreign currency itself, will generally be treated as ordinary income or loss.

         In general, for purposes of determining whether capital gain or loss recognized by a Fund on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected if (a) the asset is used to close a "short sale" (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (b) the asset is otherwise held by the Fund as part of a "straddle", or (c) the asset is stock and the Fund grants certain call options with respect thereto. In addition, a Fund may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position. Any gain recognized by a Fund on the lapse of, or any gain or loss recognized by a Fund from a closing transaction with respect to, an option written by the Fund will generally be treated as a short-term capital gain or loss. In the case of covered options, gain or loss may be long-term.

         Other hedging transactions that may be engaged in by certain of the Funds (such as short sales "against the box") may be subject to special tax treatment as "constructive sales" under Section 1259 of the Code if a Fund holds certain "appreciated financial positions" (defined generally as any interest (including a futures or forward contract, short sale or option) with respect to stock, certain debt instruments, or partnership interests if there would be a gain were such interest sold, assigned, or otherwise terminated at its fair market value). Upon entering into a constructive sales transaction with respect to an appreciated financial position, a Fund will be deemed to have constructively sold such appreciated financial position and will recognize gain as if such position were sold, assigned, or otherwise terminated at its fair market value on the date of such constructive sale (and will take into account any gain for the taxable year which includes such date) unless the closed transaction exception applies.

         Some of the forward foreign currency exchange contracts, options and futures contracts that certain of the Funds may enter into will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts that a fund holds are treated as if they are sold for their fair market value on the last business day of the taxable year, regardless of whether a taxpayer's obligations (or rights) under such contracts have terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of
Section 1256 contracts is combined with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. The net amount of such gain or loss for the entire taxable year (including gain or loss arising as a consequence of the year-end deemed sale of such contracts) is deemed to be 60% long-term (taxable at a maximum rate of 20% for non-corporate shareholders) and 40% short-term gain or loss. However, in the case of Section 1256 contracts that are forward foreign currency exchange contracts the net gain or loss is separately determined and (as discussed above) generally treated as ordinary income or loss.

         Because application of the rules governing Section 1256 contracts and constructive sales may affect the character of gains or losses and/or accelerate the recognition of gains or losses from the affected investment positions, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain may be increased as compared to a fund that did not engage in transactions involving Section 1256 contracts or constructive sales.

EXCISE TAX ON REGULATED INVESTMENT COMPANIES

         A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

         For purposes of the excise tax, a regulated investment company shall
(a) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year, and (b) exclude foreign currency gains and losses incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

         Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, in the event that the Internal Revenue Service determines that a Fund is using an improper method of allocation for purposes of equalization accounting (as discussed above), such Fund may be liable for excise tax. Moreover, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

FUND DISTRIBUTIONS

         Each Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will qualify for the 70% dividends received deduction for corporations only to the extent discussed below.

         A Fund may either retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. A shareholder of a Fund electing to use equalization accounting, however, is likely to be taxed on less gain recognized prior to the date the shareholder acquires his shares since such gain will in many cases have been allocated to shares of the Fund that have previously been redeemed. Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carry forwards) at the 35% corporate tax rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

         Legislation enacted in 1997 lowers the maximum capital gain tax rate from 20% to 18% with respect to certain assets (including readily tradable stock) which are held for five years and for which the holding period begins after December 31, 2000. In connection with this new legislation, a Fund may make an election to treat any readily tradable stock it holds on January 1, 2001 as being sold on January 2, 2001 at its closing market price on that date and reacquired on that date for the same amount. If a Fund makes this election, it will recognize any gain, but not loss, on the deemed sale, which may cause a Fund to increase the amount of distributions that the Fund would make for its taxable year that includes January 2, 2001. The Funds have not yet determined whether they will make this election with respect to any shares in their respective portfolios.

         Ordinary income dividends paid by the Fund with respect to a taxable year will qualify for the 70% dividends received deduction generally available to corporations (other than corporations, such as "S" corporations, which are not eligible for the deduction because of their special characteristics) to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a qualifying dividend (a) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock), excluding for this purpose under the rules of Code
Section 246(c)(3)and(4) (i) any day more than 45 days (or 90 days in the case of certain preferred stock) after the date on which the stock becomes ex-dividend, and (ii) any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, has granted certain options to buy or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (b) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (c) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code
Section 246A. Moreover, the dividends received deduction for a corporate shareholder may be disallowed or reduced (a) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund, or
(b) by application of Code Section 246(b) which in general limits the dividends received deduction to 70% of the shareholder's taxable income (determined without regard to the dividends received deduction and certain other items).

         Alternative minimum tax ("AMT") is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum rate of 28% for non-corporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. The corporate dividends received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMTI. However, corporate shareholders will generally be required to take the full amount of any dividend received from the Fund into account (without a dividend received deduction) in determining their adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMTI net operating loss deduction)) that is includable in AMTI. For taxable years beginning after 1997, however, certain small corporations are wholly exempt from the AMT.

         Investment income that may be received by certain of the Funds from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle any such Funds to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of any such Fund's assets to be invested in various countries is not known.

         Distributions by a Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

         Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another Fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

         In addition, if the net asset value at the time a shareholder purchases shares of a Fund reflects undistributed net investment income or recognized capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

         Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.

         The Funds will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (a) who has provided either an incorrect tax identification number or no number at all, (b) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly, or (c) who has failed to certify to a Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient."

SALE OR REDEMPTION OF SHARES

         A shareholder will recognize gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within thirty (30) days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Currently, any long-term capital gain recognized by a non-corporate shareholder will be subject to tax at a maximum rate of 20%. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code Section 246(c)(3) and
(4) (discussed above in connection with the dividends received deduction for corporations) generally will apply in determining the holding period of shares. Long-term capital gains of non-corporate taxpayers are currently taxed at a maximum rate that in some cases may be 19.6% lower than the maximum rate applicable to ordinary income. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

FOREIGN SHAREHOLDERS

         Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends and return of capital distributions (other than distributions of long-term capital gain) will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the distribution. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of a Fund, capital gain dividends and amounts retained by a Fund that are designated as undistributed net capital gains.

         If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

         In the case of foreign non-corporate shareholders, a Fund may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

         The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign taxes.

EFFECT OF FUTURE LEGISLATION; LOCAL TAX CONSIDERATIONS

         The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on March 1, 2001. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

         Rules of state and local taxation for ordinary income dividends and capital gain dividends from regulated investment companies often differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Funds.

PASSIVE FOREIGN INVESTMENT COMPANIES

         Consistent with its investment objective a Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to federal income tax on a portion of any "excess distribution" received on, or of any gain from the disposition of, stock of a PFIC (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

         If a Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each year its pro rata share of the QEF's ordinary earnings and net capital gain which most likely would have to be distributed by the Fund to satisfy the Distribution Requirement and avoid imposition of the Excise Tax--even if those earnings and gain were not received by the Fund from the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

         The Fund may elect to "mark to market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the stock over a Fund's adjusted basis therein as of the end of that year. Pursuant to the election, a Fund also will be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included in income by the Fund for prior taxable years. A Fund's adjusted basis in each PFIC's stock subject to the election will be adjusted to reflect the amounts of income included and deductions taken thereunder. Regulations proposed in 1992 provided a similar election with respect to the stock of certain PFICs.

                             SHAREHOLDER INFORMATION

         This information supplements the discussion in the Funds' Prospectus under the title "Shareholder Information."

         SHARE CERTIFICATES. Shareholders of the Funds do not have the right to demand or require the Trust to issue share certificates, although the Trust in its sole discretion may issue them.

         REDEMPTIONS BY TELEPHONE. By signing an account application form, an investor appoints the Transfer Agent as his true and lawful attorney-in-fact to surrender for redemption any and all unissued shares held by the Transfer Agent in the designated account(s), present or future, with full power of substitution in the premises. The Transfer Agent and AIM Distributors are thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption. An investor acknowledges by signing the form that he understands and agrees that the Transfer Agent and AIM Distributors may not be liable for any loss, expense or cost arising out of any telephone redemption requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Taxpayer Identification Number or Social Security Number and current address, and mailings of confirmations promptly after the transactions. The Transfer Agent reserves the right to cease to act as attorney-in-fact subject to this appointment, and AIM Distributors reserves the right to modify or terminate the telephone redemption privilege at any time without notice. An investor may elect not to have this privilege by marking the appropriate box on the application. Then any redemptions must be effected in writing by the investor.

         DIVIDENDS AND DISTRIBUTIONS. In determining the amount of capital gains, if any, available for distribution, net capital gains are offset against available net capital losses, if any, carried forward from previous fiscal periods.

         Dividends and distributions will be reinvested at the net asset value per share determined on the ex-dividend date.

         Changes in the form of dividend and distribution payments may be made by the shareholder at any time by notice to the Transfer Agent and are effective as to any subsequent payment if such notice is received by the Transfer Agent prior to the record date of such payment. Any dividend and distribution election remains in effect until the Transfer Agent receives a revised written election by the shareholder.

         Any dividend or distribution paid by a Fund has the effect of reducing the net asset value per share on the ex-dividend date by the amount of the dividend or distribution. Therefore, a dividend or distribution declared shortly after a purchase of shares by an investor would represent, in substance, a return of capital to the shareholder with respect to such shares even though it would be subject to income taxes.

                            MISCELLANEOUS INFORMATION

CHARGES FOR CERTAIN ACCOUNT INFORMATION

         The Transfer Agent may impose certain copying charges for requests of shareholder account statements and other historical account information older than the current year and the immediately preceding year.

AUDIT REPORTS

         The Board of Trustees will issue to shareholders semi-annually the Funds' financial statements. Financial statements, audited by independent auditors, will be issued annually. Due to an investment in another AIM Fund, which KPMG LLP represented to the AIM Fund was inadvertent, and new SEC rules regarding auditor independence, KPMG LLP resigned as independent public accountants for the Trust. The Board of Trustees of the Trust has selected Ernst & Young LLP, 1221 McKinney, Suite 2400, Houston, Texas 77010-2007, as the independent public accountants to audit the financial statements of the Funds.

LEGAL MATTERS

         Certain legal matters for the Trust have been passed upon by Ballard Spahr Andrews & Ingersoll, LLP, 1735 Market Street, Philadelphia, Pennsylvania 19103.

CUSTODIAN AND TRANSFER AGENT

         State Street Bank and Trust Company (the "Custodian"), 225 Franklin Street, Boston, Massachusetts 02110, is custodian of all securities and cash of the Funds. The Custodian attends to the collection of principal and income, pays and collects all monies for securities bought and sold by the Funds and performs certain other ministerial duties. A I M Fund Services, Inc., a wholly owned subsidiary of AIM, 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, acts as transfer and dividend disbursing agent for the Funds. These services do not include any supervisory function over management or provide any protection against any possible depreciation of assets. The Funds pay the Custodian and the Transfer Agent such compensation as may be agreed upon from time to time.

PRINCIPAL HOLDERS OF SECURITIES

AGGRESSIVE GROWTH

         To the best knowledge of the Trust, the names and addresses of the holders of 5% or more of the outstanding Class A, Class B and Class C shares of Aggressive Growth as of February 5, 2001, and the amount of the outstanding shares held of record and beneficially owned by such holders are set forth below:

                                                        Percent                         Percent Owned
         Name and Address                              Owned of                         of Record and
         of Record Owner                             Record only*                       Beneficially
         ---------------                             -----------                        ------------
Retail Class A Shares

Merrill Lynch Pierce Fenner & Smith                      11.96%                                0
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246

The Manufacturers Life Insurance Co.                      7.18%                                0
c/o Manulife Financial USA
Attn:  Rosie Chuck Srs. Acctg.
250 Bloor Street East, 7th Floor
Toronto, Ontario, Canada M4W 1E5
Retail Class B Shares

Merrill Lynch Pierce Fenner & Smith                       5.55%                                0
FBO The Sole Benefit of Customers
Attn:  Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246

---------
* The Funds have no knowledge as to whether all or any portion of the shares owned of record only are also owned beneficially.

                                                        Percent                      Percent Owned
         Name and Address                              Owned of                      of Record and
         of Record Owner                             Record only*                    Beneficially
         ---------------                             -----------                     ------------
Retail Class C Shares

Merrill Lynch Pierce Fenner & Smith                      17.22%                             0
FBO The Sole Benefit of Customers
Attn:  Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246

BLUE CHIP

         To the best of the knowledge of the Trust, the names and addresses of the holders of 5% or more of the outstanding Class A, Class B and Class C shares of Blue Chip as of February 5, 2001, and the amount of the outstanding shares held of record and beneficially owned by such holders are set forth below:

Retail Class A Shares

Merrill Lynch Pierce Fenner & Smith                       7.88%                             0
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246

Retail Class B Shares

Merrill Lynch Pierce Fenner & Smith                      10.41%                             0
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246

Retail Class C Shares

Merrill Lynch Pierce Fenner & Smith                      19.14%                             0
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246

Banc One Securities Corp. FBO                             7.31%                             0
The One Investment Solution
Attn: Wrap Processing OH1-1244
1111 Polaris Pkwy.
Columbus, OH  43271-1244

---------
* The Funds have no knowledge as to whether all or any portion of the shares owned of record only are also owned beneficially.

                                                        Percent                         Percent Owned
         Name and Address                              Owned of                         of Record and
         of Record Owner                             Record only*                       Beneficially
         ---------------                             -----------                        ------------
CAPITAL DEVELOPMENT

         To the best of the knowledge of the Trust, the names and addresses of the holders of 5% or more of the outstanding Class A, Class B and Class C shares of Capital Development as of February 5, 2001, and the amount of the outstanding shares held of record and beneficially owned by such holders are set forth below:

Retail Class A Shares

Merrill Lynch Pierce Fenner & Smith                       9.86%                                0
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246

Retail Class B Shares

Merrill Lynch Pierce Fenner & Smith                      13.52%                                0
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246

Retail Class C Shares

Merrill Lynch Pierce Fenner & Smith                      17.42%                                0
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246

Coastgear & Company                                       6.77%                                0
State Street Bank & Trust
Attn:  Kevin Smith
125 Rosemont Avenue
Westwood, MA  02090

CHARTER

         To the best of the knowledge of the Trust, the names and addresses of the holders of 5% or more of the outstanding Class A, Class B and Class C shares of Charter as of February 5, 2001, and the
Institutional Class of Charter as of February 5, 2001, and the amount of the outstanding shares held of record and beneficially owned by such holders, are set forth below:

---------
* The Funds have no knowledge as to whether all or any portion of the shares owned of record only are also owned beneficially.

                                                        Percent                         Percent Owned
         Name and Address                              Owned of                         of Record and
         of Record Owner                             Record only*                       Beneficially
         ---------------                             -----------                        ------------
Retail Class A Shares

Merrill Lynch Pierce Fenner & Smith                      12.10%                                0
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246

Great-West Life and Annuity Insurance Co.                 6.54%                                0
401(k) Unit Valuations
Attn:  Mutual Fund Trading 2T2
8515 E. Orchard
Englewood, CO 80111

Retail Class B Shares

Merrill Lynch Pierce Fenner & Smith                       8.36%                                0
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246

Retail Class C Shares

Merrill Lynch Pierce Fenner & Smith                      17.81%                                0
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246

Institutional Class

Wells Fargo Bank Minnesota, NA                           29.35%                                0
P.O. Box 1533
Minneapolis, MN  54480-0000

City National Bank                                       14.99%                                0
Attn:  Trust Operations/Mutual Funds
P.O. Box 60520
Los Angeles, CA  90060-0520

Ruth and Ted Bauer Family Foundation                      9.96%                                0
11 Greenway Plaza, Suite 2600
Houston, TX  77046-1173

Town of Watertown, Trustee                                5.46%                                0
c/o Great West Life Recordkeeper
8515 E. Orchard Rd. 2T2
Englewood, CO  80111

---------
* The Funds have no knowledge as to whether all or any portion of the shares owned of record only are also owned beneficially.

                                                        Percent                         Percent Owned
         Name and Address                              Owned of                         of Record and
         of Record Owner                             Record only*                       Beneficially
         ---------------                             -----------                        ------------
CONSTELLATION

         To the best of the knowledge of the Trust, the names and addresses of the holders of 5% or more of the outstanding Class A, Class B and Class C shares of Constellation as of February 5, 2001, and of the Institutional Class of Constellation as of February 5, 2001, and the amount of the outstanding shares held of record and beneficially owned by such holders, are set forth below:

Retail Class A Shares

Merrill Lynch Pierce Fenner & Smith                      14.77%                                0
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246


Retail Class B Shares

Merrill Lynch Pierce Fenner & Smith                       7.31%                                0
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246

Retail Class C Shares

Merrill Lynch Pierce Fenner & Smith                      21.98%                                0
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246

Banc One Securities Corp. FBO                             7.31%                                0
The One Investment Solution
Attn: Wrap Processing OH1-1244
1111 Polaris Pkwy.
Columbus, OH  43271-1244

Institutional Class

Nationwide Insurance Company - Ohio                      57.62%                                0
P.O. Box 182029
C/O IPO Portfolio Accounting
Columbus, Ohio 43218

Wells Fargo Bank West NA, Custodian FBO                  11.46%                                0
c/o Great West Recordkeeper
8515 E. Orchard Rd. 2T2
Englewood, CO  80111


---------
* The Funds have no knowledge as to whether all or any portion of the shares owned of record only are also owned beneficially.

                                                        Percent                         Percent Owned
         Name and Address                              Owned of                         of Record and
         of Record Owner                             Record only*                       Beneficially
         ---------------                             -----------                        ------------
Nationwide Insurance Company - DCVA                       7.88%                               0
c/o IPO Portfolio Accounting
P.O. Box 182029
Columbus, OH  43218-2029

State of Vermont Deferred Compensation Plan               6.57%                                0
Attn:  Planned Valuation Services
2 Tower Center
East Brunswick, NJ  08816

Board of TTEE's, NC Public Employee                       6.42%                                0
Deferred Com.
c/o Great-West Life
8515 E. Orchard Rd. 2T2
Englewood, CO  80111

Nationwide Insurance Company - GPVA II                    6.36%                                0
c/o IPO Portfolio Accounting
P.O. Box 182029
Columbus, OH  43218-2029

DEMOGRAPHIC TRENDS

         To the best of the knowledge of the Trust, the names and addresses of the holders of 5% or more of the outstanding Class A, Class B and Class C shares of Demographic Trends as of February 5,
2001, and the amount of the outstanding shares held of record and beneficially owned by such holders, are set forth below:

Retail Class A Shares

Merrill Lynch Pierce Fenner & Smith                       8.21%                                0
FBO The Sole Benefit of Customers
Attn:  Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246

Retail Class B Shares

Merrill Lynch Pierce Fenner & Smith                      16.38%                                0
FBO The Sole Benefit of Customers
Attn:  Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246

---------
* The Funds have no knowledge as to whether all or any portion of the shares owned of record only are also owned beneficially.

                                                        Percent                         Percent Owned
         Name and Address                              Owned of                         of Record and
         of Record Owner                             Record only*                       Beneficially
         ---------------                             -----------                        ------------
Retail Class C Shares

Merrill Lynch Pierce Fenner & Smith                      20.33%                                0
FBO The Sole Benefit of Customers
Attn:  Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246

EMERGING GROWTH

         To the best of the knowledge of the Trust, the names and addresses of the holders of 5% or more of the outstanding Class A, Class B and Class C shares of Emerging Growth as of February 5,
2001, and the amount of the outstanding shares held of record and beneficially owned by such holders, are set forth below:

Retail Class A Shares

Merrill Lynch Pierce Fenner & Smith                       8.94%                                0
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246

Retail Class B Shares

Merrill Lynch Pierce Fenner & Smith                       8.78%                                0
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246

Retail Class C Shares

Merrill Lynch Pierce Fenner & Smith                      22.86%                                0
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246

LARGE CAP BASIC VALUE

         To the best of the knowledge of the Trust, the names and addresses of the holders of 5% or more of the outstanding Class A shares of Large Cap Basic Value as of February 5, 2001, and the amount of the outstanding shares held of record and beneficially owned by such holders, are set forth below:

---------
* The Funds have no knowledge as to whether all or any portion of the shares owned of record only are also owned beneficially.

                                                        Percent                         Percent Owned
         Name and Address                              Owned of                         of Record and
         of Record Owner                             Record only*                       Beneficially
         ---------------                             -----------                        ------------

Retail Class A Shares

Merrill Lynch Pierce Fenner & Smith                       8.72%                                0
FBO The Sole Benefit of Customers
Attn:  Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246

Jonathan C. Schoolar                                      0                                8.68%
3722 Tartan Lane
Houston, TX 77025

Retail Class B Shares

Merrill Lynch Pierce Fenner & Smith                      19.86%                                0
FBO The Sole Benefit of Customers
Attn:  Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246

Retail Class C Shares

Merrill Lynch Pierce Fenner & Smith                      11.72%                                0
FBO The Sole Benefit of Customers
Attn:  Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246

LARGE CAP GROWTH

         To the best of the knowledge of the Trust, the names and addresses of the holders of 5% or more of the outstanding Class A, Class B and Class C shares of Large Cap Growth as of February 5, 2001, and the amount of the outstanding shares held of record and beneficially owned by such holders, are set forth below:

Retail Class A Shares

Merrill Lynch Pierce Fenner & Smith                       9.46%                                0
FBO The Sole Benefit of Customers
Attn:  Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246

---------
* The Funds have no knowledge as to whether all or any portion of the shares owned of record only are also owned beneficially.

                                                        Percent                         Percent Owned
         Name and Address                              Owned of                         of Record and
         of Record Owner                             Record only*                       Beneficially
         ---------------                             -----------                        ------------
Retail Class B Shares

Merrill Lynch Pierce Fenner & Smith                      10.23%                                0
FBO The Sole Benefit of Customers
Attn:  Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246

Retail Class C Shares

Merrill Lynch Pierce Fenner & Smith                      16.24%                                0
FBO The Sole Benefit of Customers
Attn:  Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246

MID CAP

         To the best of the knowledge of the Trust, the names and addresses of the holders of 5% or more of the outstanding Class A, Class B and Class C shares of Mid Cap as of February 5, 2001, and the amount of the outstanding shares held of record and beneficially owned by such holders, are set forth below:

Retail Class A Shares

Merrill Lynch Pierce Fenner & Smith                       7.75%                                0
FBO The Sole Benefit of Customers
Attn:  Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246

Retail Class B Shares

Merrill Lynch Pierce Fenner & Smith                      17.07%                                0
FBO The Sole Benefit of Customers
Attn:  Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246

Retail Class C Shares

Merrill Lynch Pierce Fenner & Smith                      20.53%                                0
FBO The Sole Benefit of Customers
Attn:  Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246

---------
* The Funds have no knowledge as to whether all or any portion of the shares owned of record only are also owned beneficially.

                                                        Percent                         Percent Owned
         Name and Address                              Owned of                         of Record and
         of Record Owner                             Record only*                       Beneficially
         ---------------                             -----------                        ------------
WEINGARTEN

         To the best of the knowledge of the Trust, the names and addresses of the holders of 5% or more of the outstanding Class A, Class B and Class C shares of Weingarten as of February 5, 2001, and the Institutional Class of Weingarten as of February 5, 2001, and the amount of the outstanding shares held of record and beneficially owned by such holders, are set forth below:

Retail Class A Shares

Merrill Lynch Pierce Fenner & Smith                      15.42%                                0
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 2nd  Floor
Jacksonville, FL  32246

Great-West Life and Annuity                               5.17%                                0
Insurance Co.
401(K) Unit Valuations
Attn:  Mutual Fund Trading 2T2
8515 E. Orchard
Englewood, CO 80111

Retail Class B Shares

Merrill Lynch Pierce Fenner & Smith                       8.74%                                0
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246

Retail Class C Shares

Merrill Lynch Pierce Fenner & Smith                      19.53%                                0
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246

Institutional Class

Wells Fargo Bank West NA, Custodian FBO                  63.25%                                0
c/o Great West Recordkeeper
8515 E. Orchard Rd. 2T2
Englewood, CO  80111

---------
* The Funds have no knowledge as to whether all or any portion of the shares owned of record only are also owned beneficially.

                                                        Percent                         Percent Owned
         Name and Address                              Owned of                         of Record and
         of Record Owner                             Record only*                       Beneficially
         ---------------                             -----------                        ------------
Peoples Two Ten Company                                  14.77%                                0
c/o Summit Bank
Attn:  Trust Operations, 7th Floor
P.O. Box 821
Hackensack, NJ  07602

AIM Foundation                                            5.49%                                0
11 Greenway Plaza, Suite 2600
Houston, TX  77046

         As of February 5, 2001, the trustees and officers of the Trust as a group owned beneficially less than 1% of the outstanding shares of each class of Aggressive Growth, Blue Chip, Capital Development, Charter, Constellation, Demographic Trends, Emerging Growth, Large Cap Basic Value, Large Cap Growth, Mid Cap and Weingarten.

OTHER INFORMATION

         The Prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement which the Trust has filed with the SEC under the 1933 Act and reference is hereby made to the Registration Statement for further information with respect to the Funds and the securities offered hereby. The Registration Statement is available for inspection by the public at the SEC in Washington, D.C.

---------
* The Funds have no knowledge as to whether all or any portion of the shares owned of record only are also owned beneficially.

                                    APPENDIX

                     DESCRIPTION OF COMMERCIAL PAPER RATINGS

Standard & Poor's

         Commercial paper rated by Standard & Poor's has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well-established, and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's Commercial Paper is rated A-1 or A-2. A-1 indicates the degree of safety regarding time of payment is very strong. A-2 indicates that the capacity for timely payment is strong, but that the relative degree of safety is not as overwhelming as for issues designated A-1.

Moody's

         Prime-1 and Prime-2 are the two highest commercial paper ratings assigned by Moody's Investors Service. Among the factors considered by Moody's in assigning ratings are the following: (a) evaluation of the management of the issuer; (b) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (c) evaluation of the issuer's products in relation to competition and customer acceptance; (d) liquidity; (e) amount and quality of long-term debt; (f) trend of earnings over a period of ten years; (g) financial strength of a parent company and the relationships which exist with the issuer; and (h) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated Prime-1 or Prime-2.


                      DESCRIPTION OF CORPORATE BOND RATINGS

Standard & Poor's

         AAA - Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

         AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

Moody's

         Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as "high-grade bonds." They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                              FINANCIAL STATEMENTS







                                       FS

                       INDEPENDENT AUDITORS' REPORT

                       To the Shareholders and Board of Trustees
                       AIM Equity Funds:

                       We have audited the accompanying statement of assets and liabilities of the AIM Charter Fund (a portfolio of AIM Equity Funds), including the schedule of investments, as of October 31, 2000, the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

                       We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                       In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Charter Fund as of October 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the periods in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                       /s/ KPMG LLP

                       December 6, 2000
                       Houston, Texas

                                AIM CHARTER FUND

SCHEDULE OF INVESTMENTS

October 31, 2000

                                                     MARKET
                                     SHARES          VALUE

DOMESTIC STOCKS & OTHER EQUITY INTERESTS-78.41%

BANKS (MONEY CENTER)-4.89%

Chase Manhattan Corp. (The)         10,000,000   $  455,000,000
===============================================================

BIOTECHNOLOGY-0.81%

Amgen Inc.(a)                        1,300,000       75,318,750
===============================================================

BROADCASTING (TELEVISION, RADIO &
  CABLE)-2.38%

AT&T Corp.-Liberty Media
  Corp.-Class A                      5,500,000       99,000,000
---------------------------------------------------------------
Comcast Corp.-Class A(a)             3,000,000      122,250,000
===============================================================
                                                    221,250,000
===============================================================

CHEMICALS (DIVERSIFIED)-0.52%

Pharmacia Corp.-$2.60 Conv. Pfd.
  ACES(b)                            1,000,000       48,187,500
===============================================================

COMMUNICATIONS EQUIPMENT-1.71%

Comverse Technology, Inc.(a)           700,000       78,225,000
---------------------------------------------------------------
JDS Uniphase Corp.(a)                1,000,000       81,375,000
===============================================================
                                                    159,600,000
===============================================================

COMPUTERS (HARDWARE)-3.13%

Gateway, Inc.(a)                     1,350,000       69,673,500
---------------------------------------------------------------
Sun Microsystems, Inc.(a)            2,000,000      221,750,000
===============================================================
                                                    291,423,500
===============================================================

COMPUTERS (NETWORKING)-3.47%

Cisco Systems, Inc.(a)               6,000,000      323,250,000
===============================================================

COMPUTERS (PERIPHERALS)-1.91%

EMC Corp.(a)                         2,000,000      178,125,000
===============================================================

COMPUTERS (SOFTWARE & SERVICES)-7.63%

Ariba, Inc.(a)                         800,000      101,100,000
---------------------------------------------------------------
Microsoft Corp.(a)                     600,000       41,325,000
---------------------------------------------------------------
Oracle Corp.(a)                      6,000,000      198,000,000
---------------------------------------------------------------
VERITAS Software Corp.(a)            2,178,800      307,244,844
---------------------------------------------------------------
Vitria Technology, Inc.(a)           2,325,000       62,484,375
===============================================================
                                                    710,154,219
===============================================================

ELECTRICAL EQUIPMENT-5.06%

General Electric Co.                 7,500,000      411,093,750
---------------------------------------------------------------
Solectron Corp.(a)                   1,350,000       59,400,000
===============================================================
                                                    470,493,750
===============================================================

ELECTRONICS (SEMICONDUCTORS)-2.06%

Analog Devices, Inc.(a)              1,500,000       97,500,000
---------------------------------------------------------------
Linear Technology Corp.                700,000       45,193,750
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE

ELECTRONICS (SEMICONDUCTORS)-(CONTINUED)

Texas Instruments Inc.               1,000,000   $   49,062,500
===============================================================
                                                    191,756,250
===============================================================

ENTERTAINMENT-1.83%

Time Warner Inc.                     2,250,000      170,797,500
===============================================================

EQUIPMENT (SEMICONDUCTOR)-0.46%

Applied Materials, Inc.(a)             800,000       42,500,000
===============================================================

FINANCIAL (DIVERSIFIED)-6.01%

American Express Co.                 4,500,000      270,000,000
---------------------------------------------------------------
Citigroup Inc.                       5,500,000      289,437,500
===============================================================
                                                    559,437,500
===============================================================

HEALTH CARE (DIVERSIFIED)-1.36%

American Home Products Corp.         2,000,000      127,000,000
===============================================================

HEALTH CARE (DRUGS-GENERIC & OTHER)-1.07%

Genentech, Inc.(a)                   1,204,000       99,330,000
===============================================================

HEALTH CARE (DRUGS-MAJOR
  PHARMACEUTICALS)-6.34%

Allergan, Inc.                       1,250,000      105,078,125
---------------------------------------------------------------
Pfizer Inc.                          9,000,000      388,687,500
---------------------------------------------------------------
Pharmacia Corp.                      1,750,000       96,250,000
===============================================================
                                                    590,015,625
===============================================================

HEALTH CARE (HOSPITAL MANAGEMENT)-0.74%

Health Management Associates,
  Inc.-Class A(a)                    3,500,000       69,343,750
===============================================================

HEALTH CARE (MANAGED CARE)-1.18%

UnitedHealth Group Inc.              1,000,000      109,375,000
===============================================================

HEALTH CARE (MEDICAL PRODUCTS &
  SUPPLIES)-1.02%

Medtronic, Inc.                      1,000,000       54,312,500
---------------------------------------------------------------
PE Corp-PE Biosystems Group            350,000       40,950,000
===============================================================
                                                     95,262,500
===============================================================

INSURANCE (MULTI-LINE)-3.16%

American International Group, Inc.   3,000,000      294,000,000
===============================================================

INSURANCE BROKERS-0.84%

Marsh & McLennan Cos., Inc.            600,000       78,450,000
===============================================================

INVESTMENT BANKING/BROKERAGE-6.59%

Goldman Sachs Group, Inc. (The)      1,000,000       99,812,500
---------------------------------------------------------------
Merrill Lynch & Co., Inc.            2,000,000      140,000,000
---------------------------------------------------------------

                                AIM CHARTER FUND

                                                     MARKET
                                     SHARES          VALUE

INVESTMENT BANKING/BROKERAGE-(CONTINUED)

Morgan Stanley Dean Witter & Co.     4,000,000   $  321,250,000
---------------------------------------------------------------
Schwab (Charles) Corp. (The)         1,500,000       52,687,500
===============================================================
                                                    613,750,000
===============================================================

INVESTMENT MANAGEMENT-0.72%

Stilwell Financial, Inc.             1,500,000       67,218,750
===============================================================

MANUFACTURING (DIVERSIFIED)-0.58%

Honeywell International Inc.         1,000,000       53,812,500
===============================================================

NATURAL GAS-1.00%

Dynegy Inc.-Class A                  2,000,000       92,625,000
===============================================================

OIL & GAS (DRILLING & EQUIPMENT)-3.01%

Diamond Offshore Drilling, Inc.        500,000       17,281,250
---------------------------------------------------------------
R&B Falcon Corp.(a)                  2,000,000       50,000,000
---------------------------------------------------------------
Schlumberger Ltd.                    1,750,000      133,218,750
---------------------------------------------------------------
Transocean Sedco Forex Inc.          1,500,000       79,500,000
===============================================================
                                                    280,000,000
===============================================================

OIL (INTERNATIONAL INTEGRATED)-1.68%

Exxon Mobil Corp.                    1,750,000      156,078,125
===============================================================

POWER PRODUCERS (INDEPENDENT)-0.47%

Calpine Corp.(a)                       550,000       43,415,625
===============================================================

RETAIL (BUILDING SUPPLIES)-0.46%

Home Depot, Inc. (The)               1,000,000       43,000,000
===============================================================

RETAIL (DEPARTMENT STORES)-0.67%

Kohl's Corp.(a)                      1,150,000       62,315,625
===============================================================

RETAIL (DRUG STORES)-0.98%

Walgreen Co.                         2,000,000       91,250,000
===============================================================

RETAIL (GENERAL MERCHANDISE)-3.26%

Target Corp.                        11,000,000      303,875,000
===============================================================

SERVICES (COMMERCIAL & CONSUMER)-0.32%

Cendant Corp.-$3.75 Conv. PRIDES     1,000,000       29,375,000
===============================================================

SERVICES (DATA PROCESSING)-0.34%

Ceridian Corp.(a)                    1,250,000       31,250,000
===============================================================

TELECOMMUNICATIONS
 (CELLULAR/WIRELESS)-0.75%

Phone.com, Inc.(a)                     750,000       69,421,875
===============================================================
    Total Domestic Stocks & Other
      Equity Interests (Cost
      $4,995,515,075)                             7,297,458,344
===============================================================

                                                     MARKET
                                     SHARES          VALUE

FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-11.78%

BERMUDA-5.48%

Tyco International Ltd.
  (Manufacturing-Diversified)        9,000,000   $  510,187,500
===============================================================

CANADA-5.18%

Celestica Inc.
  (Electronics-Semiconductors)(a)    3,000,000      215,625,000
---------------------------------------------------------------
Nortel Networks Corp.
  (Communications Equipment)         4,000,000      182,000,000
---------------------------------------------------------------
PMC-Sierra, Inc.
  (Electronics-Semiconductors)(a)      500,000       84,750,000
===============================================================
                                                    482,375,000
===============================================================

FINLAND-0.58%

Nokia Oyj-ADR (Communications
  Equipment)                         1,250,000       53,437,500
===============================================================

UNITED KINGDOM-0.54%

Shire Pharmaceuticals Group
  PLC-ADR (Health
  Care-Drugs-Generic & Other)(a)       800,000       50,300,000
===============================================================
    Total Foreign Stocks & Other
      Equity Interests (Cost
      $806,019,092)                               1,096,300,000
===============================================================

                                    PRINCIPAL
                                     AMOUNT

CONVERTIBLE NOTES-4.95%

COMMUNICATIONS EQUIPMENT-1.95%

Juniper Networks, Inc., Unsec.
  Conv. Notes, 4.75%, 03/15/07     $80,000,000   $  111,600,000
---------------------------------------------------------------
Redback Networks Inc., Conv.
  Notes, 5.00%, 04/01/07
  (Acquired 04/13/00-07/14/00;
  Cost $66,966,675)(c)              80,000,000       69,500,000
===============================================================
                                                    181,100,000
===============================================================

COMPUTERS (HARDWARE)-0.40%

Candescent Technologies Corp.,
  Conv. Notes, 8.00%, 05/01/03
  (Acquired 04/17/98-08/31/00;
  Cost $36,693,750)(c)              40,800,000       28,968,000
---------------------------------------------------------------
Candescent Technologies Corp.,
  Sr. Conv. Gtd. Sub. Debs.,
  8.00%, 05/01/03 (Acquired
  03/07/00; Cost $9,360,000)(c)     11,700,000        8,307,000
===============================================================
                                                     37,275,000
===============================================================

COMPUTERS (SOFTWARE & SERVICES)-1.99%

VERITAS Software Corp., Conv.
  Unsec. Notes, 5.25%, 11/01/04     12,500,000      185,671,875
===============================================================

ELECTRONICS (SEMICONDUCTORS)-0.61%

TranSwitch Corp., Conv. Unsec.
  Unsub. Notes, 4.50%, 09/12/05
  (Acquired 09/06/00-09/22/00;
  Cost $51,641,510)(c)              50,000,000       57,125,000
===============================================================
    Total Convertible Notes (Cost
      $265,048,751)                                 461,171,875
===============================================================

                                AIM CHARTER FUND

                                                     MARKET
                                     SHARES          VALUE

MONEY MARKET FUNDS-4.31%

STIC Liquid Assets Portfolio(d)    200,389,105   $  200,389,105
---------------------------------------------------------------
STIC Prime Portfolio(d)            200,389,105      200,389,105
===============================================================
    Total Money Market Funds
      (Cost $400,778,210)                           400,778,210
===============================================================
TOTAL INVESTMENTS-99.45% (Cost
  $6,467,361,128)                                 9,255,708,429
===============================================================
OTHER ASSETS LESS
  LIABILITIES-0.55%                                  50,876,880
===============================================================
NET ASSETS-100.00%                               $9,306,585,309
_______________________________________________________________
===============================================================

Investment Abbreviations:

ACES    - Adjustable Conversion-Rate Equity Security
ADR     - American Depositary Receipt
Conv.   - Convertible
Gtd.    - Guaranteed
Pfd.    - Preferred
PRIDES  - Preferred Redeemable Increased Dividend Security
Sr.     - Senior
Unsec.  - Unsecured
Unsub.  - Unsubordinated

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Affiliated issuer in which the Fund's holdings of the issuer represent 5% or more of the outstanding voting securities of the issuer. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The market value as of 10/31/00 represented 0.52% of the Fund's net assets.
(c) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The aggregate market value at 10/31/00 was $163,900,000 which represented 1.76% of the Fund's net assets.
(d) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

                                AIM CHARTER FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2000


ASSETS:

Investments, at market value (cost
  $6,467,361,128)                              $9,255,708,429
-------------------------------------------------------------
Receivables for:
  Investments sold                                125,862,482
-------------------------------------------------------------
  Fund shares sold                                 20,439,092
-------------------------------------------------------------
  Dividends and interest                            6,895,834
-------------------------------------------------------------
Collateral for securities loaned                  223,052,700
-------------------------------------------------------------
Investment for deferred compensation plan             111,896
-------------------------------------------------------------
Other assets                                          167,162
=============================================================
    Total assets                                9,632,237,595
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                            83,099,731
-------------------------------------------------------------
  Collateral upon return of securities loaned     223,052,700
-------------------------------------------------------------
  Fund shares reacquired                            8,160,666
-------------------------------------------------------------
  Deferred compensation plan                          111,896
-------------------------------------------------------------
Accrued advisory fees                               4,699,610
-------------------------------------------------------------
Accrued administrative services fees                   33,945
-------------------------------------------------------------
Accrued distribution fees                           5,099,913
-------------------------------------------------------------
Accrued trustees' fees                                  2,320
-------------------------------------------------------------
Accrued transfer agent fees                         1,239,008
-------------------------------------------------------------
Accrued operating expenses                            152,497
=============================================================
    Total liabilities                             325,652,286
=============================================================
Net assets applicable to shares outstanding    $9,306,585,309
_____________________________________________________________
=============================================================

NET ASSETS:

Class A                                        $5,801,868,972
_____________________________________________________________
=============================================================
Class B                                        $3,088,610,539
_____________________________________________________________
=============================================================
Class C                                        $  412,871,584
_____________________________________________________________
=============================================================
Institutional Class                            $    3,234,214
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE:

Class A                                           321,076,686
_____________________________________________________________
=============================================================
Class B                                           174,315,501
_____________________________________________________________
=============================================================
Class C                                            23,239,560
_____________________________________________________________
=============================================================
Institutional Class                                   176,469
_____________________________________________________________
=============================================================
Class A:
  Net asset value and redemption price per
    share                                      $        18.07
-------------------------------------------------------------
  Offering price per share:
    (Net asset value of $18.07 divided by
      94.50%)                                  $        19.12
_____________________________________________________________
=============================================================
Class B:
  Net asset value and offering price per
    share                                      $        17.72
_____________________________________________________________
=============================================================
Class C:
  Net asset value and offering price per
    share                                      $        17.77
_____________________________________________________________
=============================================================
Institutional Class:
  Net asset value, offering and redemption
    price per share                            $        18.33
_____________________________________________________________
=============================================================

STATEMENT OF OPERATIONS

For the year ended October 31, 2000


INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $260,470)                                     $ 44,621,886
------------------------------------------------------------
Dividends from affiliated money market funds      19,976,756
------------------------------------------------------------
Interest                                          12,038,522
------------------------------------------------------------
Security lending income                               57,484
============================================================
    Total investment income                       76,694,648
============================================================

EXPENSES:

Advisory fees                                     56,142,463
------------------------------------------------------------
Administrative services fee                          383,224
------------------------------------------------------------
Custodian fees                                       436,940
------------------------------------------------------------
Distribution fees -- Class A                      17,302,500
------------------------------------------------------------
Distribution fees -- Class B                      28,390,889
------------------------------------------------------------
Distribution fees -- Class C                       2,875,637
------------------------------------------------------------
Transfer agent fees -- Class A                     6,483,464
------------------------------------------------------------
Transfer agent fees -- Class B                     4,193,264
------------------------------------------------------------
Transfer agent fees -- Class C                       424,724
------------------------------------------------------------
Transfer agent fees -- Institutional Class             6,987
------------------------------------------------------------
Trustees' fees                                        32,886
------------------------------------------------------------
Other                                              2,491,474
============================================================
    Total expenses                               119,164,452
============================================================
Less: Fees waived                                 (1,484,073)
------------------------------------------------------------
    Expenses paid indirectly                        (142,391)
============================================================
    Net expenses                                 117,537,988
============================================================
Net investment income (loss)                     (40,843,340)
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES, FOREIGN CURRENCIES
  AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                          479,025,042
------------------------------------------------------------
  Foreign currencies                                     (19)
------------------------------------------------------------
  Option contracts written                        (7,070,524)
============================================================
                                                 471,954,499
============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                          506,772,676
------------------------------------------------------------
  Foreign currencies                                 (57,630)
------------------------------------------------------------
  Option contracts written                           174,690
============================================================
                                                 506,889,736
============================================================
Net gain on investment securities, foreign
  currencies and option contracts                978,844,235
============================================================
Net increase in net assets resulting from
  operations                                    $938,000,895
____________________________________________________________
============================================================

See Notes to Financial Statements.

                                AIM CHARTER FUND

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended October 31, 2000 and 1999

                                                                   2000              1999
                                                              --------------    --------------

OPERATIONS:

  Net investment income (loss)                                $  (40,843,340)   $   (7,207,717)
----------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies and option contracts                              471,954,499       657,364,994
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities, foreign currencies and option contracts          506,889,736     1,116,552,041
==============================================================================================
    Net increase in net assets resulting from operations         938,000,895     1,766,709,318
==============================================================================================
Distributions to shareholders from net investment income:
  Class A                                                                 --        (9,134,542)
----------------------------------------------------------------------------------------------
  Institutional Class                                                     --          (216,682)
----------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Class A                                                       (388,576,691)     (149,620,112)
----------------------------------------------------------------------------------------------
  Class B                                                       (178,887,093)      (57,712,333)
----------------------------------------------------------------------------------------------
  Class C                                                        (12,095,934)       (1,614,093)
----------------------------------------------------------------------------------------------
  Institutional Class                                             (5,231,737)       (1,761,967)
----------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                        584,181,510       151,495,357
----------------------------------------------------------------------------------------------
  Class B                                                        797,259,785       370,892,559
----------------------------------------------------------------------------------------------
  Class C                                                        277,016,670        84,930,162
----------------------------------------------------------------------------------------------
  Institutional Class                                            (65,767,394)        9,431,197
==============================================================================================
    Net increase in net assets                                 1,945,900,011     2,163,398,864
==============================================================================================

NET ASSETS:

  Beginning of year                                            7,360,685,298     5,197,286,434
==============================================================================================
  End of year                                                 $9,306,585,309    $7,360,685,298
______________________________________________________________________________________________
==============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $6,086,848,912    $4,466,453,244
----------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                        (265,564)         (217,108)
----------------------------------------------------------------------------------------------
  Undistributed net realized gain from investment
    securities, foreign currencies and option contracts          431,720,148       613,057,085
----------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities, foreign currencies and option contracts        2,788,281,813     2,281,392,077
==============================================================================================
                                                              $9,306,585,309    $7,360,685,298
______________________________________________________________________________________________
==============================================================================================

See Notes to Financial Statements.

                                AIM CHARTER FUND

NOTES TO FINANCIAL STATEMENTS

October 31, 2000

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Charter Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eleven separate portfolios, each having an unlimited number of shares of beneficial interest. Prior to June 17, 2000 the Fund was organized as a series portfolio of AIM Equity Funds, Inc. At a meeting held on February 3, 2000, the Board of Directors of AIM Equity Funds, Inc. approved an Agreement and Plan of Reorganization (the "Reorganization") which reorganized the Fund as a series portfolio of the Trust. Shareholders of the Fund approved the Reorganization at a meeting held on June 16, 2000. The Fund currently offers four different classes of shares: Class A shares, Class B shares, Class C shares and the Institutional Class. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Institutional Class shares are sold without a sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is growth of capital with a secondary objective of current income.
     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.
B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
     On October 31, 2000, undistributed net investment income was increased by $40,794,884, undistributed net realized gains decreased by $68,499,981 and paid in capital increased by $27,705,097 as a result of differences due to utilization of a portion of the proceeds from redemptions as distributions for federal income tax purposes and net operating loss reclassifications. Net assets of the Fund were unaffected by the reclassification discussed above.
C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.
D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into

                                AIM CHARTER FUND

   U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
G. Covered Call Options -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
     A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.
H. Bond Premiums -- It has been the policy of the Fund not to amortize market premiums on bonds for financial reporting purposes. In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize premium and discount on all fixed-income securities. Upon initial adoption, the Fund will be required to adjust the cost of its fixed-income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not effect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations. The Fund expects that the impact of the adoption of this principle will not be material to the financial statements.
I. Expenses -- Distribution expenses and certain transfer agency expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment agreement, the Fund pays an advisory fee to AIM at the annual rate of 1.0% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $150 million, plus 0.625% of the Fund's average daily net assets in excess of $150 million. AIM has agreed to waive advisory fees payable by the Fund to AIM at the annual rate of 0.025% for each $5 billion increment in net assets over $5 billion, up to a maximum waiver of 0.175% on net assets in excess of $35 billion. During the year ended October 31, 2000, AIM waived fees of $1,484,073. Under the terms of a master sub-advisory agreement between AIM and A I M Capital Management, Inc. ("AIM Capital"), AIM pays AIM Capital 50% of the amount paid by the Fund to AIM.
    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2000, AIM was paid $383,224 for such services.
    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. For the year ended October 31, 2000, AFS was paid $5,656,971 for such services.
    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C and the Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.30% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may

                                AIM CHARTER FUND
pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. During the year ended October 31, 2000, the Class A, Class B and Class C shares paid AIM Distributors $17,302,500, $28,390,889 and $2,875,637, respectively, as compensation under the Plans.
    AIM Distributors received commissions of $3,447,012 from sales of the Class A shares of the Fund during the year ended October 31, 2000. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 2000, AIM Distributors received $148,823 in contingent deferred sales charges imposed on redemptions of Fund shares.
    Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.
    During the year ended October 31, 2000, the Fund paid legal fees of $17,752 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

For the year ended October 31, 2000, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $120,163 and reductions in custodian fees of $22,228 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $142,391.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 2000, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the lender did not increase the collateral accordingly.
    At October 31, 2000, securities with an aggregate value of $217,561,694 were on loan to brokers. The loans were secured by cash collateral of $223,052,700. For the year ended October 31, 2000, the Fund received fees of $57,484 for securities lending. For the year ended October 31, 2000, the Fund received fees of $57,484 for securities lending.

NOTE 7-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 2000 was $7,614,658,355 and $6,854,206,652, respectively.
    The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 2000 is as follows:

Aggregate unrealized appreciation of
  investment securities                     $2,929,797,242
----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                       (168,568,503)
==========================================================
Net unrealized appreciation of investment
  securities                                $2,761,228,739
__________________________________________________________
==========================================================

Cost of investments for tax purposes is $6,494,479,690.

NOTE 8-CALL OPTION CONTRACTS

Transactions in call options written during the year ended October 31, 2000 are summarized as follows:

                                                                  CALL OPTION CONTRACTS
                                                                -------------------------
                                                                NUMBER OF      PREMIUMS
                                                                CONTRACTS      RECEIVED
                                                                ---------    ------------
Beginning of year                                                 22,500     $ 27,510,348
-----------------------------------------------------------------------------------------
Written                                                           32,000       15,761,611
-----------------------------------------------------------------------------------------
Closed                                                           (27,181)     (27,941,081)
-----------------------------------------------------------------------------------------
Exercised                                                        (10,500)      (6,227,291)
-----------------------------------------------------------------------------------------
Expired                                                          (16,819)      (9,103,587)
=========================================================================================
End of year                                                           --     $         --
_________________________________________________________________________________________
=========================================================================================

                                AIM CHARTER FUND

NOTE 9-SHARE INFORMATION

Changes in shares outstanding during the years ended October 31, 2000 and 1999 were as follows:

                                                                          2000                             1999
                                                              -----------------------------    ----------------------------
                                                                SHARES           AMOUNT          SHARES          AMOUNT
                                                              -----------    --------------    -----------    -------------
Sold:
  Class A                                                      57,178,653    $1,066,455,209     51,272,783    $ 809,088,837
---------------------------------------------------------------------------------------------------------------------------
  Class B                                                      53,229,017       974,381,372     36,310,602      576,056,633
---------------------------------------------------------------------------------------------------------------------------
  Class C                                                      16,418,781       302,161,441      6,968,661      111,866,437
---------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                             579,610        10,786,891        828,138       13,421,969
===========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                      21,344,032       366,468,078     10,532,077      149,384,623
---------------------------------------------------------------------------------------------------------------------------
  Class B                                                       9,983,505       169,088,645      3,894,826       54,866,091
---------------------------------------------------------------------------------------------------------------------------
  Class C                                                         672,773        11,427,814        107,859        1,525,822
---------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                             294,477         5,109,184        134,608        1,929,704
===========================================================================================================================
Reacquired:
  Class A                                                     (45,774,876)     (848,741,777)   (51,731,503)    (806,978,103)
---------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (18,927,570)     (346,210,232)   (16,551,587)    (260,030,165)
---------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (1,991,214)      (36,572,585)    (1,788,368)     (28,462,097)
---------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                          (4,553,078)      (81,663,469)      (372,429)      (5,920,476)
===========================================================================================================================
                                                               88,454,110    $1,592,690,571     39,605,667    $ 616,749,275
___________________________________________________________________________________________________________________________
===========================================================================================================================

NOTE 10-FINANCIAL HIGHLIGHTS

                                                                             INSTITUTIONAL CLASS
                                                              --------------------------------------------------
                                                                            YEAR ENDED OCTOBER 31,
                                                               2000      1999       1998       1997       1996
                                                              ------    -------    -------    -------    -------
Net asset value, beginning of period                          $17.33    $ 13.42    $ 13.48    $ 11.24    $ 10.66
----------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                         0.52       0.09       0.18       0.16       0.24
----------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)        1.83       4.43       1.24       2.91       1.44
================================================================================================================
    Total from investment operations                            2.35       4.52       1.42       3.07       1.68
================================================================================================================
Less distributions:
  Dividends from net investment income                            --      (0.07)     (0.14)     (0.16)     (0.20)
----------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                        (1.35)     (0.54)     (1.34)     (0.67)     (0.90)
================================================================================================================
    Total distributions                                        (1.35)     (0.61)     (1.48)     (0.83)     (1.10)
================================================================================================================
Net asset value, end of period                                $18.33    $ 17.33    $ 13.42    $ 13.48    $ 11.24
________________________________________________________________________________________________________________
================================================================================================================
Total return                                                   14.02%     34.61%     11.69%     29.05%     17.29%
________________________________________________________________________________________________________________
================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $3,234    $66,801    $43,815    $40,191    $29,591
________________________________________________________________________________________________________________
================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                              0.66%(a)    0.65%     0.66%      0.67%      0.69%
----------------------------------------------------------------------------------------------------------------
  Without fee waivers                                           0.68%(a)    0.67%     0.67%      0.68%      0.70%
================================================================================================================
Ratio of net investment income to average net assets            0.20%(a)    0.51%     1.37%      1.21%      2.24%
________________________________________________________________________________________________________________
================================================================================================================
Portfolio turnover rate                                           80%       107%       154%       170%       164%
________________________________________________________________________________________________________________
================================================================================================================

(a) Ratios are based on average net assets of $46,641,532.

                                AIM CHARTER FUND

                       INDEPENDENT AUDITORS' REPORT

                       To the Shareholders and Board of Trustees
                       AIM Equity Funds:

                       We have audited the accompanying statement of assets and liabilities of the AIM Constellation Fund (a portfolio of AIM Equity Funds), including the schedule of investments, as of October 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

                       We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                       In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Constellation Fund as of October 31, 2000, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                       /s/ KPMG LLP

                       December 6, 2000
                       Houston, Texas

                             AIM CONSTELLATION FUND

SCHEDULE OF INVESTMENTS

October 31, 2000

                                                    MARKET
                                    SHARES           VALUE

COMMON STOCKS & OTHER EQUITY INTERESTS-91.25%

BANKS (MAJOR REGIONAL)-1.56%

Northern Trust Corp.                2,250,000   $   192,093,750
---------------------------------------------------------------
State Street Corp.                  1,125,000       140,332,500
===============================================================
                                                    332,426,250
===============================================================

BANKS (MONEY CENTER)-0.64%

Chase Manhattan Corp. (The)         3,000,000       136,500,000
===============================================================

BIOTECHNOLOGY-0.31%

Amgen Inc.(a)                       1,137,800        65,921,287
===============================================================

BROADCASTING (TELEVISION, RADIO
  & CABLE)-3.45%

Comcast Corp.-Class A(a)            2,500,000       101,875,000
---------------------------------------------------------------
General Motors Corp.-Class H(a)     9,050,000       293,220,000
---------------------------------------------------------------
Hispanic Broadcasting Corp.(a)      5,750,000       179,687,500
---------------------------------------------------------------
Univision Communications
  Inc.-Class A(a)                   3,329,600       127,357,200
---------------------------------------------------------------
Westwood One, Inc.(a)               1,706,300        32,313,143
===============================================================
                                                    734,452,843
===============================================================

COMMUNICATIONS EQUIPMENT-10.98%

ADC Telecommunications, Inc.(a)    13,250,000       283,218,750
---------------------------------------------------------------
Alcatel S.A.-ADR (France)           5,250,000       327,468,750
---------------------------------------------------------------
CIENA Corp.(a)                      1,125,800       118,349,725
---------------------------------------------------------------
Comverse Technology, Inc.(a)        4,000,000       447,000,000
---------------------------------------------------------------
Corning Inc.                        8,250,000       631,125,000
---------------------------------------------------------------
JDS Uniphase Corp.(a)               5,500,000       447,562,500
---------------------------------------------------------------
Scientific-Atlanta, Inc.            1,250,000        85,546,875
===============================================================
                                                  2,340,271,600
===============================================================

COMPUTERS (HARDWARE)-2.69%

Palm, Inc.(a)                       4,500,000       241,031,250
---------------------------------------------------------------
Sun Microsystems, Inc.(a)           3,000,000       332,625,000
===============================================================
                                                    573,656,250
===============================================================

COMPUTERS (NETWORKING)-3.53%

Cisco Systems, Inc.(a)              7,000,000       377,125,000
---------------------------------------------------------------
Juniper Networks, Inc.(a)           1,250,000       243,750,000
---------------------------------------------------------------
VeriSign, Inc.(a)                   1,000,000       132,000,000
===============================================================
                                                    752,875,000
===============================================================

COMPUTERS (PERIPHERALS)-2.77%

Brocade Communications Systems,
  Inc.(a)                           1,425,000       324,009,375
---------------------------------------------------------------
EMC Corp.(a)                        3,000,000       267,187,500
===============================================================
                                                    591,196,875
===============================================================

                                                    MARKET
                                    SHARES           VALUE

COMPUTERS (SOFTWARE & SERVICES)-13.64%

Ariba, Inc.(a)                      2,200,000   $   278,025,000
---------------------------------------------------------------
BEA Systems, Inc.(a)                2,200,000       157,850,000
---------------------------------------------------------------
Business Objects S.A.-ADR
  (France)(a)                       1,000,000        78,796,875
---------------------------------------------------------------
Check Point Software
  Technologies Ltd. (Israel)(a)     3,581,300       567,188,387
---------------------------------------------------------------
Gemstar-TV Guide International,
  Inc.(a)                           1,000,000        68,562,500
---------------------------------------------------------------
i2 Technologies, Inc.(a)            1,400,000       238,000,000
---------------------------------------------------------------
InfoSpace, Inc.(a)                  4,025,000        81,003,125
---------------------------------------------------------------
Intuit Inc.(a)                      2,000,000       122,875,000
---------------------------------------------------------------
Oracle Corp.(a)                     5,147,200       169,857,600
---------------------------------------------------------------
Portal Software, Inc.(a)            2,500,000        87,968,750
---------------------------------------------------------------
Rational Software Corp.(a)          2,283,700       136,308,452
---------------------------------------------------------------
Siebel Systems, Inc.(a)             2,039,800       214,051,512
---------------------------------------------------------------
VERITAS Software Corp.(a)           5,000,000       705,078,125
===============================================================
                                                  2,905,565,326
===============================================================

CONSUMER FINANCE-1.48%

Capital One Financial Corp.         2,000,000       126,250,000
---------------------------------------------------------------
Providian Financial Corp.           1,825,000       189,800,000
===============================================================
                                                    316,050,000
===============================================================

ELECTRICAL EQUIPMENT-1.32%

American Power Conversion
  Corp.(a)                          4,099,100        53,032,106
---------------------------------------------------------------
Sanmina Corp.(a)                    2,000,000       228,625,000
===============================================================
                                                    281,657,106
===============================================================

ELECTRONICS (INSTRUMENTATION)-0.17%

Newport Corp.                         322,000        36,773,406
===============================================================

ELECTRONICS (SEMICONDUCTORS)-9.06%

Altera Corp.(a)                     3,000,000       122,812,500
---------------------------------------------------------------
Analog Devices, Inc.(a)             5,138,700       334,015,500
---------------------------------------------------------------
Celestica Inc. (Canada)(a)          3,728,000       267,950,000
---------------------------------------------------------------
Integrated Device Technology,
  Inc.(a)                           1,386,400        78,071,650
---------------------------------------------------------------
Linear Technology Corp.             2,000,000       129,125,000
---------------------------------------------------------------
Maxim Integrated Products,
  Inc.(a)                           2,000,000       132,625,000
---------------------------------------------------------------
Microchip Technology Inc.(a)        3,000,168        94,880,313
---------------------------------------------------------------
PMC-Sierra, Inc. (Canada)(a)        2,000,000       339,000,000
---------------------------------------------------------------
Vitesse Semiconductor Corp.(a)      3,575,000       250,026,563
---------------------------------------------------------------
Xilinx, Inc.(a)                     2,500,000       181,093,750
===============================================================
                                                  1,929,600,276
===============================================================

EQUIPMENT (SEMICONDUCTOR)-0.36%

KLA-Tencor Corp.(a)                 2,250,000        76,078,125
===============================================================

                             AIM CONSTELLATION FUND

                                                    MARKET
                                    SHARES           VALUE

FINANCIAL (DIVERSIFIED)-2.73%

American Express Co.                2,500,000   $   150,000,000
---------------------------------------------------------------
Freddie Mac                           988,200        59,292,000
---------------------------------------------------------------
J.P. Morgan & Co., Inc.             2,250,000       372,375,000
===============================================================
                                                    581,667,000
===============================================================

HEALTH CARE (DRUGS-GENERIC & OTHER)-1.19%

Forest Laboratories, Inc.(a)        1,000,000       132,500,000
---------------------------------------------------------------
Medicis Pharmaceutical
  Corp.-Class A(a)(b)               1,654,100       121,783,113
===============================================================
                                                    254,283,113
===============================================================

HEALTH CARE (DRUGS-MAJOR
  PHARMACEUTICALS)-1.01%

Pfizer Inc.                         5,000,000       215,937,500
===============================================================

HEALTH CARE (HOSPITAL MANAGEMENT)-1.69%

HCA-Healthcare Corp. (The)          3,000,000       119,812,500
---------------------------------------------------------------
Health Management Associates,
  Inc.-Class A(a)                   8,143,900       161,351,019
---------------------------------------------------------------
Tenet Healthcare Corp.(a)           2,000,000        78,625,000
===============================================================
                                                    359,788,519
===============================================================

HEALTH CARE (MEDICAL PRODUCTS &
  SUPPLIES)-2.92%

Biomet, Inc.                        2,962,050       107,189,184
---------------------------------------------------------------
Medtronic, Inc.                     3,000,000       162,937,500
---------------------------------------------------------------
PE Corp-PE Biosystems Group         3,000,000       351,000,000
===============================================================
                                                    621,126,684
===============================================================

INSURANCE (LIFE/HEALTH)-1.06%

AFLAC, Inc.                         3,103,100       226,720,244
===============================================================

INSURANCE (MULTI-LINE)-0.57%

Ace, Ltd. (Bermuda)                 3,100,000       121,675,000
===============================================================

INSURANCE BROKERS-0.40%

Aon Corp.                           2,046,400        84,797,700
===============================================================

INVESTMENT BANKING/BROKERAGE-4.86%

Goldman Sachs Group, Inc. (The)     3,400,000       339,362,500
---------------------------------------------------------------
Merrill Lynch & Co., Inc.           2,200,000       154,000,000
---------------------------------------------------------------
Morgan Stanley Dean Witter &
  Co.                               3,900,000       313,218,750
---------------------------------------------------------------
Schwab (Charles) Corp. (The)        6,500,000       228,312,500
===============================================================
                                                  1,034,893,750
===============================================================

INVESTMENT MANAGEMENT-0.92%

Federated Investors, Inc.-Class B     538,800        15,692,550
---------------------------------------------------------------
Stilwell Financial, Inc.            4,000,000       179,250,000
===============================================================
                                                    194,942,550
===============================================================

LEISURE TIME (PRODUCTS)-1.19%

Harley-Davidson, Inc.               5,250,000       252,984,375
===============================================================

                                                    MARKET
                                    SHARES           VALUE

MANUFACTURING (DIVERSIFIED)-0.59%

Danaher Corp.                       2,000,000   $   126,250,000
===============================================================

MANUFACTURING (SPECIALIZED)-0.32%

Millipore Corp.                     1,286,900        67,562,250
===============================================================

NATURAL GAS-0.54%

Enron Corp.                         1,400,000       114,887,500
===============================================================

OIL & GAS (DRILLING & EQUIPMENT)-5.37%

BJ Services Co.(a)                  1,000,000        52,437,500
---------------------------------------------------------------
Cooper Cameron Corp.(a)             2,206,200       120,237,900
---------------------------------------------------------------
ENSCO International Inc.            3,500,000       116,375,000
---------------------------------------------------------------
Grant Prideco, Inc.(a)              3,983,300        73,940,006
---------------------------------------------------------------
Nabors Industries, Inc.(a)          4,232,700       215,444,430
---------------------------------------------------------------
R&B Falcon Corp.(a)                 2,674,900        66,872,500
---------------------------------------------------------------
Rowan Cos., Inc.(a)                 3,622,700        91,246,756
---------------------------------------------------------------
Smith International, Inc.(a)        2,070,600       145,977,300
---------------------------------------------------------------
Transocean Sedco Forex Inc.         3,500,000       185,500,000
---------------------------------------------------------------
Weatherford International, Inc.(a)  2,100,000        76,650,000
===============================================================
                                                  1,144,681,392
===============================================================

OIL & GAS (EXPLORATION &
  PRODUCTION)-0.72%

Anadarko Petroleum Corp.            1,250,000        80,062,500
---------------------------------------------------------------
Kerr-McGee Corp.                    1,115,000        72,823,438
===============================================================
                                                    152,885,938
===============================================================

RESTAURANTS-0.49%

Brinker International, Inc.(a)      2,639,400       103,596,450
===============================================================

RETAIL (BUILDING SUPPLIES)-0.86%

Lowe's Cos., Inc.                   4,000,000       182,750,000
===============================================================

RETAIL (COMPUTERS & ELECTRONICS)-1.46%

Best Buy Co., Inc.(a)               1,553,900        77,986,356
---------------------------------------------------------------
CDW Computer Centers, Inc.(a)       1,500,000        96,656,250
---------------------------------------------------------------
RadioShack Corp.                    2,294,400       136,803,600
===============================================================
                                                    311,446,206
===============================================================

RETAIL (DEPARTMENT STORES)-1.02%

Kohl's Corp.(a)                     4,000,000       216,750,000
===============================================================

RETAIL (DISCOUNTERS)-0.50%

Dollar Tree Stores, Inc.(a)         2,715,900       106,259,588
===============================================================

RETAIL (SPECIALTY)-1.61%

Bed Bath & Beyond Inc.(a)          10,000,000       258,125,000
---------------------------------------------------------------
Tiffany & Co.                       2,000,000        85,375,000
===============================================================
                                                    343,500,000
===============================================================

RETAIL (SPECIALTY-APPAREL)-1.14%

Intimate Brands, Inc.               3,000,000        71,625,000
---------------------------------------------------------------

                             AIM CONSTELLATION FUND

                                                    MARKET
                                    SHARES           VALUE
RETAIL (SPECIALTY-APPAREL)-(CONTINUED)

Men's Wearhouse, Inc.
  (The)(a)(b)                       2,487,800   $    72,768,150
---------------------------------------------------------------
Talbots, Inc. (The)                 1,250,000        98,828,125
===============================================================
                                                    243,221,275
===============================================================

SERVICES (ADVERTISING/MARKETING)-2.10%

Lamar Advertising Co.(a)(b)         4,500,000       216,000,000
---------------------------------------------------------------
Omnicom Group Inc.                  2,500,000       230,625,000
===============================================================
                                                    446,625,000
===============================================================

SERVICES (COMPUTER SYSTEMS)-0.72%

SunGard Data Systems Inc.(a)        3,000,000       153,375,000
===============================================================

SERVICES (DATA PROCESSING)-1.78%

Ceridian Corp.(a)                   1,000,000        25,000,000
---------------------------------------------------------------
Fiserv, Inc.(a)                     5,000,000       262,187,500
---------------------------------------------------------------
Paychex, Inc.                       1,641,200        93,035,525
===============================================================
                                                    380,223,025
===============================================================

TELECOMMUNICATIONS (CELLULAR/
  WIRELESS)-1.29%

Crown Castle International
  Corp.(a)                          3,500,000       106,093,750
---------------------------------------------------------------
Phone.com, Inc.(a)                  1,825,000       168,926,563
===============================================================
                                                    275,020,313
===============================================================

                                                    MARKET
                                    SHARES           VALUE
TELEPHONE-0.24%

Qwest Communications
  International Inc.(a)             1,050,000   $    51,056,250
===============================================================
    Total Common Stocks & Other
      Equity Interests (Cost
      $11,788,064,742)                           19,441,930,966
===============================================================

                                  PRINCIPAL
                                    AMOUNT
CONVERTIBLE CORPORATE BONDS-0.59%

ELECTRONICS (SEMICONDUCTORS)-0.59%

Celestica Inc. (Canada), Conv.
  Yankee Bonds, 3.19%, 08/01/20
  (Cost $122,154,597)(c)         $244,200,000       125,152,500
===============================================================

                                    SHARES
MONEY MARKET FUNDS-7.38%

STIC Liquid Assets Portfolio(d)   786,842,293       786,842,293
---------------------------------------------------------------
STIC Prime Portfolio(d)           786,842,293       786,842,293
===============================================================
    Total Money Market Funds
      (Cost $1,573,684,586)                       1,573,684,586
===============================================================
TOTAL INVESTMENTS-99.22% (Cost
  $13,483,903,925)                               21,140,768,053
===============================================================
OTHER ASSETS LESS
  LIABILITIES-0.78%                                 166,373,812
===============================================================
NET ASSETS-100.00%                              $21,307,141,865
_______________________________________________________________
===============================================================

Investment Abbreviations:

ADR   - American Depositary Receipt
Conv. - Convertible

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Affiliated issuer in which the Fund's holdings of the issuer represent 5% or more of the outstanding voting securities of the issuer. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The market value as of 10/31/00 was $410,551,263, which represented 1.93% of the Fund's net assets.
(c) Zero coupon bond issued at a discount. The interest rate shown represents the rate of original issue discount.
(d) The money market fund and the fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

                             AIM CONSTELLATION FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2000

ASSETS:

Investments, at market value (cost
  $13,483,903,925)                            $21,140,768,053
-------------------------------------------------------------
Receivables for:
  Collateral for securities loaned              1,751,204,824
-------------------------------------------------------------
  Investments sold                                195,686,141
-------------------------------------------------------------
  Fund shares sold                                102,466,015
-------------------------------------------------------------
  Dividends                                         7,238,899
-------------------------------------------------------------
Investment for deferred compensation plan             240,744
-------------------------------------------------------------
Other assets                                        1,264,576
-------------------------------------------------------------
    Total assets                               23,198,869,252
=============================================================
LIABILITIES:

Payables for:
  Investments purchased                            90,980,392
-------------------------------------------------------------
  Collateral upon return of securities
    loaned                                      1,751,204,824
-------------------------------------------------------------
  Fund shares reacquired                           21,690,805
-------------------------------------------------------------
  Deferred compensation plan                          240,744
-------------------------------------------------------------
Accrued advisory fees                              10,344,044
-------------------------------------------------------------
Accrued administrative services fees                   65,764
-------------------------------------------------------------
Accrued distribution fees                           8,412,780
-------------------------------------------------------------
Accrued trustees' fees                                  6,051
-------------------------------------------------------------
Accrued transfer agent fees                         7,115,992
-------------------------------------------------------------
Accrued operating expenses                          1,665,991
=============================================================
    Total liabilities                           1,891,727,387
=============================================================
Net assets applicable to shares outstanding   $21,307,141,865
_____________________________________________________________
=============================================================

NET ASSETS:

Class A                                       $19,268,977,253
_____________________________________________________________
=============================================================
Class B                                       $ 1,315,523,852
_____________________________________________________________
=============================================================
Class C                                       $   434,544,168
_____________________________________________________________
=============================================================
Institutional Class                           $   288,096,592
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE:

Class A                                           442,936,863
_____________________________________________________________
=============================================================
Class B                                            31,116,870
_____________________________________________________________
=============================================================
Class C                                            10,281,339
_____________________________________________________________
=============================================================
Institutional Class                                 6,324,588
_____________________________________________________________
=============================================================
Class A:
  Net asset value and redemption price per
    share                                     $         43.50
-------------------------------------------------------------
  Offering price per share:
    (Net asset value of $43.50 divided by
      94.50%)                                 $         46.03
_____________________________________________________________
=============================================================
Class B:
  Net asset value and offering price per
    share                                     $         42.28
_____________________________________________________________
=============================================================
Class C:
  Net asset value and offering price per
    share                                     $         42.27
_____________________________________________________________
=============================================================
Institutional Class:
  Net asset value, offering and redemption
    price per share                           $         45.55
_____________________________________________________________
=============================================================

STATEMENT OF OPERATIONS

For the year ended October 31, 2000

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $435,333)                                    $   34,073,020
-------------------------------------------------------------
Dividends from affiliated money market funds       57,256,376
-------------------------------------------------------------
Interest                                            3,750,253
-------------------------------------------------------------
Security lending income                               497,347
=============================================================
    Total investment income                        95,576,996
=============================================================

EXPENSES:

Advisory fees                                     128,677,520
-------------------------------------------------------------
Administrative services fees                          731,392
-------------------------------------------------------------
Custodian fees                                        966,983
-------------------------------------------------------------
Distribution fees -- Class A                       56,629,759
-------------------------------------------------------------
Distribution fees -- Class B                       10,309,561
-------------------------------------------------------------
Distribution fees -- Class C                        3,222,875
-------------------------------------------------------------
Transfer agent fees -- Class A                     27,560,458
-------------------------------------------------------------
Transfer agent fees -- Class B                      2,176,576
-------------------------------------------------------------
Transfer agent fees -- Class C                        680,420
-------------------------------------------------------------
Transfer agent fees -- Institutional Class             47,441
-------------------------------------------------------------
Trustees' fees                                         59,789
-------------------------------------------------------------
Other                                               5,694,169
-------------------------------------------------------------
    Total expenses                                236,756,943
=============================================================
Less: Fees waived                                  (6,187,566)
-------------------------------------------------------------
    Expenses paid indirectly                         (428,909)
=============================================================
    Net expenses                                  230,140,468
=============================================================
Net investment income (loss)                     (134,563,472)
=============================================================

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES, FOREIGN SECURITIES,
  AND OPTION CONTRACTS

Net realized gain from:
  Investment securities                         3,909,425,835
-------------------------------------------------------------
  Option contracts written                         87,874,405
=============================================================
                                                3,997,300,240
=============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                         1,648,464,708
-------------------------------------------------------------
  Foreign currencies                                   (1,500)
-------------------------------------------------------------
  Option contracts written                          1,248,599
=============================================================
                                                1,649,711,807
=============================================================
Net gain on investment securities, foreign
  currencies, and option contracts              5,647,012,047
=============================================================
Net increase in net assets resulting from
  operations                                   $5,512,448,575
_____________________________________________________________
=============================================================

See Notes to Financial Statements.

                             AIM CONSTELLATION FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 2000 and 1999

                                                                   2000               1999
                                                              ---------------    ---------------
OPERATIONS:

  Net investment income (loss)                                $  (134,563,472)   $   (76,875,258)
------------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies, and option contracts                            3,997,300,240      1,644,017,203
------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities, foreign currencies, and option contracts        1,649,711,807      2,669,133,759
================================================================================================
    Net increase in net assets resulting from operations        5,512,448,575      4,236,275,704
================================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                      (1,341,534,330)      (337,206,115)
------------------------------------------------------------------------------------------------
  Class B                                                         (59,304,397)        (8,290,207)
------------------------------------------------------------------------------------------------
  Class C                                                         (16,589,886)        (2,229,567)
------------------------------------------------------------------------------------------------
  Institutional Class                                             (23,400,833)        (5,075,580)
------------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       1,156,513,412     (1,783,881,252)
------------------------------------------------------------------------------------------------
  Class B                                                         575,351,569        205,093,817
------------------------------------------------------------------------------------------------
  Class C                                                         231,744,660         55,508,352
------------------------------------------------------------------------------------------------
  Institutional Class                                             (16,568,699)        (4,793,973)
================================================================================================
    Net increase in net assets                                  6,018,660,071      2,355,401,179
================================================================================================

NET ASSETS:

  Beginning of year                                            15,288,481,794     12,933,080,615
------------------------------------------------------------------------------------------------
  End of year                                                 $21,307,141,865    $15,288,481,794
________________________________________________________________________________________________
================================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $10,009,800,678    $ 7,663,956,851
------------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                         (652,603)          (551,737)
------------------------------------------------------------------------------------------------
  Undistributed net realized gain from investment
    securities, foreign currencies, and option contracts        3,641,131,584      1,617,926,281
------------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currencies, and option contracts                            7,656,862,206      6,007,150,399
================================================================================================
                                                              $21,307,141,865    $15,288,481,794
________________________________________________________________________________________________
================================================================================================

See Notes to Financial Statements.

                             AIM CONSTELLATION FUND

NOTES TO FINANCIAL STATEMENTS

October 31, 2000

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Constellation Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eleven separate portfolios, each having an unlimited number of shares of beneficial interest. Prior to June 17, 2000, the Fund was organized as a series portfolio of AIM Equity Funds, Inc. At a meeting held on February 3, 2000, the Board of Directors of AIM Equity Funds, Inc. approved an Agreement and Plan of Reorganization (the "Reorganization") which reorganized the Fund as a series portfolio of the Trust. Shareholders of the Fund approved the Reorganization at a meeting held on June 16, 2000. The Fund currently offers four different classes of shares: Class A shares, Class B shares, Class C shares and the Institutional Class. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Institutional Class shares are sold without a sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is growth of capital.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations -- A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
      Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
      On October 31, 2000, undistributed net investment income was increased by $134,462,606, undistributed net realized gains decreased by $533,265,491 and paid in capital increased by $398,802,885 as a result of differing book/tax differences due to utilization of a portion of the proceeds from redemptions as distributions for federal income tax purposes and net operating loss reclassifications. Net assets of the Fund were unaffected by the reclassification discussed above.
C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.
D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. Covered Call Options -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security

                             AIM CONSTELLATION FUND
   at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
     A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.
F. Put Options -- The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged.
G. Expenses -- Distribution expenses and certain transfer agency expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment agreement, the Fund pays an advisory fee to AIM at the annual rate of 1.0% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $150 million, plus 0.625% of the Fund's average daily net assets in excess of $150 million. AIM has agreed to waive advisory fees payable by the Fund to AIM at the annual rate of 0.025% for each $5 billion increment in net assets over $5 billion, up to a maximum waiver of 0.175% on net assets in excess of $35 billion. During the year ended October 31, 2000, AIM waived fees of $6,187,566. Under the terms of a master sub-advisory agreement between AIM and A I M Capital Management, Inc. ("AIM Capital"), AIM pays AIM Capital 50% of the amount paid by the Fund to AIM.
    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2000, AIM was paid $731,392 for such services.
    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. For the year ended October 31, 2000, AFS was paid $12,000,634 for such services.
    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C and the Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.30% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. During the year ended October 31, 2000, the Class A, Class B and Class C shares paid AIM Distributors $56,629,759, $10,309,561 and $3,222,875,
respectively, as compensation under the Plans.
    AIM Distributors received commissions of $5,088,774 from sales of the Class A shares of the Fund during the year ended October 31, 2000. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 2000, AIM Distributors received $411,140 in contingent deferred sales charges imposed on redemptions of Fund shares.
    Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.
    During the year ended October 31, 2000, the Fund paid legal fees of $35,398 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

                             AIM CONSTELLATION FUND

NOTE 3-INDIRECT EXPENSES

For the year ended October 31, 2000, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $279,535 and reductions in custodian fees of $149,374 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $428,909.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 2000, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities.
  At October 31, 2000, securities with an aggregate value of $1,709,326,329 were on loan to brokers. The loans were secured by cash collateral of $1,751,204,824. For the year ended October 31, 2000, the Fund received fees of $497,347 for securities lending.

NOTE 7-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 2000 was $17,152,741,955 and $17,749,731,694, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 2000 is as follows:

Aggregate unrealized appreciation of
  investment securities                     $8,003,057,896
----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                       (355,852,740)
==========================================================
Net unrealized appreciation of investment
  securities                                $7,647,205,156
__________________________________________________________
==========================================================
Cost of investments for tax purposes is $13,493,562,897.

NOTE 8-CALL OPTION CONTRACTS

Transactions in call options written during the year ended October 31, 2000 are summarized as follows:

                                    CALL OPTION CONTRACTS
                                  -------------------------
                                  NUMBER OF     PREMIUMS
                                  CONTRACTS     RECEIVED
                                  ---------   -------------
Beginning of year                   22,091    $   3,848,894
-----------------------------------------------------------
Written                            386,055      173,074,240
-----------------------------------------------------------
Closed                            (327,716)    (147,865,412)
-----------------------------------------------------------
Exercised                          (78,989)     (28,781,664)
-----------------------------------------------------------
Expired                             (1,441)        (276,058)
===========================================================
End of year                             --    $          --
___________________________________________________________
===========================================================

                             AIM CONSTELLATION FUND

NOTE 9-SHARE INFORMATION

Changes in shares outstanding during the years ended October 31, 2000 and 1999 were as follows:

                                                                          2000                            1999
                                                              ----------------------------   ------------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
                                                              -----------   --------------   ------------   ---------------
Sold:
  Class A                                                      86,430,817   $3,725,450,424     98,564,141   $ 2,981,238,092
---------------------------------------------------------------------------------------------------------------------------
  Class B                                                      16,075,085      679,865,751     10,942,571       332,728,027
---------------------------------------------------------------------------------------------------------------------------
  Class C                                                       6,309,791      266,777,259      5,133,893       156,450,704
---------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                           3,694,065      165,186,338      1,596,295        51,100,608
===========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                      34,136,740    1,274,304,836     11,320,463       318,895,308
---------------------------------------------------------------------------------------------------------------------------
  Class B                                                       1,560,370       57,000,776        286,888         7,992,642
---------------------------------------------------------------------------------------------------------------------------
  Class C                                                         430,722       15,725,642         75,962         2,115,494
---------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                             593,714       23,119,167        170,003         4,957,282
===========================================================================================================================
Reacquired:
  Class A                                                     (90,168,284)  (3,843,241,848)  (167,354,090)   (5,084,014,652)
---------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (3,863,116)    (161,514,958)    (4,443,036)     (135,626,852)
---------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (1,210,375)     (50,758,241)    (3,390,263)     (103,057,846)
---------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                          (4,750,277)    (204,874,204)    (1,915,980)      (60,851,863)
===========================================================================================================================
                                                               49,239,252   $1,947,040,942    (49,013,153)  $(1,528,073,056)
___________________________________________________________________________________________________________________________
===========================================================================================================================

NOTE 10-FINANCIAL HIGHLIGHTS

                                                                                INSTITUTIONAL CLASS
                                                              --------------------------------------------------------
                                                                               YEAR ENDED OCTOBER 31,
                                                              --------------------------------------------------------
                                                                2000        1999        1998        1997        1996
                                                              --------    --------    --------    --------    --------
Net asset value, beginning of period                          $  36.01    $  27.25    $  30.00    $  26.01    $  24.05
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.09)      (0.01)         --        0.02        0.04
----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  12.91        9.50       (0.65)       4.86        2.67
======================================================================================================================
    Total from investment operations                             12.82        9.49       (0.65)       4.88        2.71
======================================================================================================================
Less distributions:
  Distributions from net realized gains                          (3.28)      (0.73)      (2.10)      (0.89)      (0.75)
======================================================================================================================
Net asset value, end of period                                $  45.55    $  36.01    $  27.25    $  30.00    $  26.01
______________________________________________________________________________________________________________________
======================================================================================================================
Total return                                                     37.14%      35.46%      (1.85)%     19.42%      11.81%
______________________________________________________________________________________________________________________
======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $288,097    $244,369    $189,039    $188,109    $293,035
______________________________________________________________________________________________________________________
======================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                0.65%(a)    0.64%       0.63%       0.65%       0.66%
----------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                             0.68%(a)    0.66%       0.65%       0.67%       0.67%
======================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.18)%(a)  (0.04)%     (0.01)%      0.06%       0.21%
______________________________________________________________________________________________________________________
======================================================================================================================
Portfolio turnover rate                                             88%         62%         76%         67%         58%
______________________________________________________________________________________________________________________
======================================================================================================================

(a) Ratios are based on average daily net assets of $316,573,355.

                             AIM CONSTELLATION FUND

                       INDEPENDENT AUDITORS' REPORT

                       To the Shareholders and Board of Trustees
                       AIM Equity Funds:

                       We have audited the accompanying statement of assets and liabilities of AIM Weingarten Fund (a portfolio of AIM Equity Funds), including the schedule of investments, as of October 31, 2000, the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

                       We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                       In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Weingarten Fund as of October 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods in the five-year period then ended in conformity with accounting principles generally accepted in the United States of America.

                       /s/ KPMG LLP

                       December 6, 2000
                       Houston, Texas

                              AIM WEINGARTEN FUND

SCHEDULE OF INVESTMENTS

October 31, 2000

                                                    MARKET
                                    SHARES           VALUE
DOMESTIC COMMON STOCKS-80.49%

BIOTECHNOLOGY-0.40%

Amgen Inc.(a)                         772,600   $    44,762,512
===============================================================

BROADCASTING (TELEVISION, RADIO
  & CABLE)-2.68%

AT&T Corp.-Liberty Media
  Corp.-Class A                     5,000,000        90,000,000
---------------------------------------------------------------
Infinity Broadcasting
  Corp.-Class A(a)                  6,327,400       210,386,050
===============================================================
                                                    300,386,050
===============================================================

COMMUNICATIONS EQUIPMENT-9.09%

ADC Telecommunications, Inc.(a)     3,698,300        79,051,162
---------------------------------------------------------------
Comverse Technology, Inc.(a)        2,300,000       257,025,000
---------------------------------------------------------------
Corning Inc.                        3,100,000       237,150,000
---------------------------------------------------------------
JDS Uniphase Corp.(a)               3,975,000       323,465,625
---------------------------------------------------------------
Redback Networks Inc.(a)              475,000        50,557,812
---------------------------------------------------------------
Scientific-Atlanta, Inc.            1,030,300        70,511,156
===============================================================
                                                  1,017,760,755
===============================================================

COMPUTERS (HARDWARE)-4.78%

Palm, Inc.(a)                       1,375,000        73,648,438
---------------------------------------------------------------
Sun Microsystems, Inc.(a)           4,163,000       461,572,625
===============================================================
                                                    535,221,063
===============================================================

COMPUTERS (NETWORKING)-3.19%

Cisco Systems, Inc.(a)              2,200,000       118,525,000
---------------------------------------------------------------
Extreme Networks, Inc.(a)             800,000        66,350,000
---------------------------------------------------------------
Juniper Networks, Inc.(a)             625,000       121,875,000
---------------------------------------------------------------
VeriSign, Inc.(a)                     384,100        50,701,200
===============================================================
                                                    357,451,200
===============================================================

COMPUTERS (PERIPHERALS)-5.96%

Brocade Communications Systems,
  Inc.(a)                             700,000       159,162,500
---------------------------------------------------------------
EMC Corp.(a)                        3,346,300       298,029,844
---------------------------------------------------------------
Network Appliance, Inc.(a)            774,500        92,165,500
---------------------------------------------------------------
QLogic Corp.(a)                     1,215,700       117,618,975
===============================================================
                                                    666,976,819
===============================================================

COMPUTERS (SOFTWARE &
  SERVICES)-11.11%

Adobe Systems Inc.                  1,220,000        92,796,250
---------------------------------------------------------------
America Online, Inc.(a)             1,500,000        75,645,000
---------------------------------------------------------------
Ariba, Inc.(a)                        900,000       113,737,500
---------------------------------------------------------------
BEA Systems, Inc.(a)                1,050,000        75,337,500
---------------------------------------------------------------
Intuit Inc.(a)                      1,800,000       110,587,500
---------------------------------------------------------------
Mercury Interactive Corp.(a)          800,000        88,800,000
---------------------------------------------------------------
Oracle Corp.(a)                     3,400,000       112,200,000
---------------------------------------------------------------
Rational Software Corp.(a)          2,750,000       164,140,625
---------------------------------------------------------------
Siebel Systems, Inc.(a)             1,300,000       136,418,750
---------------------------------------------------------------

                                                    MARKET
                                    SHARES           VALUE
COMPUTERS (SOFTWARE & SERVICES)-(CONTINUED)

VERITAS Software Corp.(a)           1,946,600   $   274,501,016
===============================================================
                                                  1,244,164,141
===============================================================

CONSUMER FINANCE-0.48%

Capital One Financial Corp.           850,000        53,656,250
===============================================================

ELECTRICAL EQUIPMENT-4.93%

General Electric Co.                8,000,000       438,500,000
---------------------------------------------------------------
Sanmina Corp.(a)                      871,900        99,669,069
---------------------------------------------------------------
Symbol Technologies, Inc.             309,000        14,040,188
===============================================================
                                                    552,209,257
===============================================================

ELECTRONICS
  (SEMICONDUCTORS)-8.20%

Analog Devices, Inc.(a)             3,650,000       237,250,000
---------------------------------------------------------------
Applied Micro Circuits Corp.(a)     1,200,000        91,725,000
---------------------------------------------------------------
Cypress Semiconductor Corp.(a)      1,650,000        61,771,875
---------------------------------------------------------------
Integrated Device Technology,
  Inc.(a)                           1,400,000        78,837,500
---------------------------------------------------------------
Linear Technology Corp.             2,000,000       129,125,000
---------------------------------------------------------------
TranSwitch Corp.(a)                   948,500        54,775,875
---------------------------------------------------------------
Xilinx, Inc.(a)                     3,648,800       264,309,950
===============================================================
                                                    917,795,200
===============================================================

ENTERTAINMENT-1.25%

Time Warner Inc.                    1,850,000       140,433,500
===============================================================

EQUIPMENT (SEMICONDUCTOR)-1.00%

Broadcom Corp.-Class A(a)             505,000       112,299,375
===============================================================

FINANCIAL (DIVERSIFIED)-6.21%

American Express Co.                5,549,900       332,994,000
---------------------------------------------------------------
Citigroup Inc.                      6,891,766       362,679,186
===============================================================
                                                    695,673,186
===============================================================

HEALTH CARE (DIVERSIFIED)-1.28%

IVAX Corp.(a)                       3,289,000       143,071,500
===============================================================

HEALTH CARE (DRUGS-GENERIC &
  OTHER)-1.99%

Forest Laboratories, Inc.(a)          620,000        82,150,000
---------------------------------------------------------------
Genentech, Inc.(a)                  1,700,000       140,250,000
===============================================================
                                                    222,400,000
===============================================================

HEALTH CARE (DRUGS-MAJOR
  PHARMACEUTICALS)-3.38%

Allergan, Inc.                      1,100,000        92,468,750
---------------------------------------------------------------
Pfizer Inc.                         6,620,000       285,901,250
===============================================================
                                                    378,370,000
===============================================================

HEALTH CARE (MANAGED CARE)-1.08%

UnitedHealth Group Inc.             1,100,000       120,312,500
===============================================================

                              AIM WEINGARTEN FUND

                                                    MARKET
                                    SHARES           VALUE
HEALTH CARE (MEDICAL PRODUCTS &
  SUPPLIES)-1.09%

PE Corp-PE Biosystems Group         1,045,700   $   122,346,900
===============================================================

INVESTMENT
  BANKING/BROKERAGE-3.61%

Merrill Lynch & Co., Inc.           3,482,200       243,754,000
---------------------------------------------------------------
Morgan Stanley Dean Witter & Co.    2,000,000       160,625,000
===============================================================
                                                    404,379,000
===============================================================

LEISURE TIME (PRODUCTS)-0.86%

Harley-Davidson, Inc.               2,000,000        96,375,000
===============================================================

MANUFACTURING
  (DIVERSIFIED)-1.03%

United Technologies Corp.           1,650,000       115,190,625
===============================================================

NATURAL GAS-2.18%

Dynegy Inc.-Class A                 2,600,000       120,412,500
---------------------------------------------------------------
Enron Corp.                         1,500,000       123,093,750
===============================================================
                                                    243,506,250
===============================================================

POWER PRODUCERS
  (INDEPENDENT)-2.01%

AES Corp. (The)(a)                  1,675,000        94,637,500
---------------------------------------------------------------
Calpine Corp.(a)                    1,650,000       130,246,875
===============================================================
                                                    224,884,375
===============================================================

RETAIL (FOOD CHAINS)-1.15%

Safeway Inc.(a)                     2,350,000       128,515,625
===============================================================

RETAIL (SPECIALTY)-0.73%

Bed Bath & Beyond Inc.(a)           3,165,700        81,714,631
===============================================================

SERVICES (ADVERTISING/MARKETING)-0.55%

TMP Worldwide, Inc.(a)                881,900        61,388,508
===============================================================

SERVICES (DATA PROCESSING)-0.02%

DST Systems, Inc.(a)                   41,400         2,551,275
===============================================================

TELECOMMUNICATIONS
  (CELLULAR/WIRELESS)-0.25%

Powerwave Technologies, Inc.(a)       581,000        27,960,625
===============================================================
    Total Domestic Common Stocks
      (Cost $6,723,018,207)                       9,011,756,122
===============================================================

                                                    MARKET
                                    SHARES           VALUE

FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-10.66%

BERMUDA-1.75%

Tyco International Ltd.
  (Manufacturing-Diversified)       3,458,800   $   196,070,725
===============================================================

CANADA-3.91%

Nortel Networks Corp.
  (Communications Equipment)        6,200,000       282,100,000
---------------------------------------------------------------
PMC-Sierra, Inc.
 (Electronics-Semiconductors)(a)      920,000       155,940,000
===============================================================
                                                    438,040,000
===============================================================

FRANCE-1.12%

Alcatel S.A.-ADR (Communications
  Equipment)                        2,000,000       124,750,000
===============================================================

HONG KONG-1.26%

China Mobile Ltd.
  (Telecommunications-
  Cellular/Wireless)(a)            22,000,100       141,044,364
===============================================================

ISRAEL-2.62%

Check Point Software
  Technologies Ltd.
  (Computers-Software &
  Services)(a)                      1,600,000       253,400,000
---------------------------------------------------------------
Teva Pharmaceutical Industries
  Ltd.-ADR (Health
  Care-Drugs-Generic & Other)         675,000        39,909,375
===============================================================
                                                    293,309,375
===============================================================
    Total Foreign Stocks & Other
      Equity Interests (Cost
      $849,041,022)                               1,193,214,464
===============================================================

MONEY MARKET FUNDS-8.15%

STIC Liquid Assets Portfolio(b)   456,311,366       456,311,366
---------------------------------------------------------------
STIC Prime Portfolio(b)           456,311,366       456,311,366
===============================================================
    Total Money Market Funds
      (Cost $912,622,732)                           912,622,732
===============================================================
TOTAL INVESTMENTS-99.30%
  (Cost $8,484,681,961)                          11,117,593,318
===============================================================
OTHER ASSETS LESS
  LIABILITIES-0.70%                                  78,926,373
===============================================================
NET ASSETS-100.00%                              $11,196,519,691
_______________________________________________________________
===============================================================

Investment Abbreviations:

ADR - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

                              AIM WEINGARTEN FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2000


ASSETS:

Investments, at market value (cost
  $8,484,681,961)                             $11,117,593,318
-------------------------------------------------------------
Foreign currencies, at market value (cost
  $94,552,636)                                     93,958,307
-------------------------------------------------------------
Receivables for:
  Collateral for securities loaned                481,391,900
-------------------------------------------------------------
  Investments sold                                 28,386,536
-------------------------------------------------------------
  Fund shares sold                                 15,376,420
-------------------------------------------------------------
  Foreign currency                                    125,025
-------------------------------------------------------------
  Dividends                                         8,112,276
-------------------------------------------------------------
  Securities loaned                                    44,950
-------------------------------------------------------------
Investment for deferred compensation plan             170,032
-------------------------------------------------------------
Other assets                                        1,163,815
=============================================================
    Total assets                               11,746,322,579
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                            40,692,751
-------------------------------------------------------------
  Collateral upon return of securities
    loaned                                        481,391,900
-------------------------------------------------------------
  Fund shares reacquired                           14,036,122
-------------------------------------------------------------
  Deferred compensation plan                          170,032
-------------------------------------------------------------
Accrued advisory fees                               5,798,989
-------------------------------------------------------------
Accrued administrative services fees                   39,955
-------------------------------------------------------------
Accrued distribution fees                           5,403,062
-------------------------------------------------------------
Accrued transfer agent fees                         1,489,451
-------------------------------------------------------------
Accrued operating expenses                            780,626
=============================================================
    Total liabilities                             549,802,888
=============================================================
Net assets applicable to shares outstanding   $11,196,519,691
_____________________________________________________________
=============================================================

NET ASSETS:

Class A                                       $ 8,948,781,148
_____________________________________________________________
=============================================================
Class B                                       $ 1,927,513,800
_____________________________________________________________
=============================================================
Class C                                       $   301,590,236
_____________________________________________________________
=============================================================
Institutional Class                           $    18,634,507
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE:

Class A                                           317,745,991
_____________________________________________________________
=============================================================
Class B                                            71,856,609
_____________________________________________________________
=============================================================
Class C                                            11,234,005
_____________________________________________________________
=============================================================
Institutional Class                                   642,588
_____________________________________________________________
=============================================================
Class A:
  Net asset value and redemption price per
    share                                     $         28.16
-------------------------------------------------------------
  Offering price per share:
    (Net asset value of $28.16 divided by
      94.50%)                                 $         29.80
_____________________________________________________________
=============================================================
Class B:
  Net asset value and offering price per
    share                                     $         26.82
_____________________________________________________________
=============================================================
Class C:
  Net asset value and offering price per
    share                                     $         26.85
_____________________________________________________________
=============================================================
Institutional Class
  Net asset value, offering and redemption
    price per share                           $         29.00
_____________________________________________________________
=============================================================

STATEMENT OF OPERATIONS

For the year ended October 31, 2000


INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $790,408)                                    $   24,643,007
-------------------------------------------------------------
Dividends from affiliated money market funds       44,169,714
-------------------------------------------------------------
Interest                                               34,190
-------------------------------------------------------------
Security lending income                               151,601
=============================================================
    Total investment income                        68,998,512
=============================================================

EXPENSES:

Advisory fees                                      75,254,931
-------------------------------------------------------------
Administrative services fees                          473,764
-------------------------------------------------------------
Custodian fees                                        694,359
-------------------------------------------------------------
Distribution fees -- Class A                       29,398,785
-------------------------------------------------------------
Distribution fees -- Class B                       18,390,082
-------------------------------------------------------------
Distribution fees -- Class C                        2,310,903
-------------------------------------------------------------
Transfer agent fees -- Class A                     10,695,312
-------------------------------------------------------------
Transfer agent fees -- Class B                      2,939,757
-------------------------------------------------------------
Transfer agent fees -- Class C                        369,411
-------------------------------------------------------------
Transfer agent fees -- Institutional Class             13,407
-------------------------------------------------------------
Trustees' fees                                         50,685
-------------------------------------------------------------
Other                                               2,394,852
=============================================================
    Total expenses                                142,986,248
=============================================================
Less: Fees waived                                  (5,181,384)
-------------------------------------------------------------
    Expenses paid indirectly                         (207,062)
=============================================================
    Net expenses                                  137,597,802
=============================================================
Net investment income (loss)                      (68,599,290)
=============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES,
  FUTURES CONTRACTS AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                         1,645,775,410
-------------------------------------------------------------
  Foreign currencies                                4,466,343
-------------------------------------------------------------
  Futures contracts                                 9,049,301
-------------------------------------------------------------
  Option contracts written                       (152,474,766)
=============================================================
                                                1,506,816,288
=============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                          (540,721,720)
-------------------------------------------------------------
  Foreign currencies                                 (672,021)
-------------------------------------------------------------
  Foreign currency contracts                          125,025
-------------------------------------------------------------
  Option contracts written                         20,384,517
=============================================================
                                                 (520,884,199)
=============================================================
Net gain from investment securities, foreign
  currencies, futures contracts and option
  contracts                                       985,932,089
=============================================================
Net increase in net assets resulting from
  operations                                   $  917,332,799
_____________________________________________________________
=============================================================

See Notes to Financial Statements.

                              AIM WEINGARTEN FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 2000 and 1999

                                                                   2000               1999
                                                              ---------------    --------------

OPERATIONS:

  Net investment income (loss)                                $   (68,599,290)   $  (41,231,383)
-----------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies, futures contracts and option contracts          1,506,816,288     1,252,613,276
-----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies, futures
    contracts and option contracts                               (520,884,199)    1,427,968,629
===============================================================================================
    Net increase in net assets resulting from operations          917,332,799     2,639,350,522
===============================================================================================
Distributions to shareholders from net investment income:
  Class A                                                                  --        (3,691,627)
-----------------------------------------------------------------------------------------------
  Institutional Class                                                      --          (343,112)
-----------------------------------------------------------------------------------------------
Distributions in excess of net investment income:
  Class A                                                                  --          (377,640)
-----------------------------------------------------------------------------------------------
  Institutional Class                                                      --            (5,008)
-----------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Class A                                                        (912,274,100)     (404,965,108)
-----------------------------------------------------------------------------------------------
  Class B                                                        (156,090,644)      (49,731,739)
-----------------------------------------------------------------------------------------------
  Class C                                                         (13,701,366)       (1,700,816)
-----------------------------------------------------------------------------------------------
  Institutional Class                                             (12,672,994)       (4,837,664)
-----------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                         927,796,775        95,538,920
-----------------------------------------------------------------------------------------------
  Class B                                                         724,966,056       347,953,526
-----------------------------------------------------------------------------------------------
  Class C                                                         221,312,749        70,937,422
-----------------------------------------------------------------------------------------------
  Institutional Class                                            (100,840,055)       16,644,022
===============================================================================================
    Net increase in net assets                                  1,595,829,220     2,704,771,698
===============================================================================================

NET ASSETS:

  Beginning of year                                             9,600,690,471     6,895,918,773
===============================================================================================
  End of year                                                 $11,196,519,691    $9,600,690,471
_______________________________________________________________________________________________
===============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $ 7,150,137,050    $5,279,351,381
-----------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                         (388,227)         (317,554)
-----------------------------------------------------------------------------------------------
  Undistributed net realized gain from investment
    securities, foreign currencies, futures contracts and
    option contracts                                            1,414,418,150     1,168,419,727
-----------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities, foreign currencies, futures contracts and
    option contracts                                            2,632,352,718     3,153,236,917
===============================================================================================
                                                              $11,196,519,691    $9,600,690,471
_______________________________________________________________________________________________
===============================================================================================

See Notes to Financial Statements.

                              AIM WEINGARTEN FUND

NOTES TO FINANCIAL STATEMENTS

October 31, 2000

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Weingarten Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eleven separate portfolios, each having an unlimited number of shares of beneficial interest. Prior to June 17, 2000 the Fund was organized as a series portfolio of AIM Equity Funds, Inc. At a meeting held on February 3, 2000, the Board of Directors of AIM Equity Funds, Inc. approved an Agreement and Plan of Reorganization (the "Reorganization") which reorganized the Fund as a series portfolio of the Trust. Shareholders of the Fund approved the Reorganization at a meeting held on June 16, 2000. The Fund currently offers four different classes of shares: Class A shares, Class B shares, Class C shares and the Institutional Class. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Institutional Class shares are sold without a sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to provide growth of capital.
    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.
B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
     On October 31, 2000, undistributed net investment income was increased by $68,528,617, undistributed net realized gains decreased by $166,078,761 and paid-in capital increased by $97,550,144 as a result of differences due to utilization of a portion of the proceeds from redemptions as distributions for federal income tax purposes, foreign currency transactions and net operating loss reclassifications. Net assets of the Fund were unaffected by the reclassification discussed above.
C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.
D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

                              AIM WEINGARTEN FUND

E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
G. Covered Call Options -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
     A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.
H. Futures Contracts -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in value of the contracts may not correlate with changes in the value of the securities being hedged.
I. Expenses -- Distribution expenses and certain transfer agency expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 1.0% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $350 million, plus 0.625% of the Fund's average daily net assets in excess of $350 million. AIM has agreed to waive advisory fees payable by the Fund to AIM at the annual rate of 0.025% for each $5 billion increment in net assets over $5 billion, up to a maximum waiver of 0.175% on net assets in excess of $35 billion. During the year ended October 31, 2000, AIM waived fees of $5,181,384. Under the terms of a master sub-advisory agreement between AIM and A I M Capital Management, Inc. ("AIM Capital"), AIM pays AIM Capital 50% of the amount paid by the Fund to AIM.
     The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2000, AIM was paid $473,764 for such services.
     The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. For the year ended October 31, 2000, AFS was paid $7,135,544 for such services.

                              AIM WEINGARTEN FUND

  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C and the Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.30% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. During the year ended October 31, 2000, the Class A, Class B and Class C shares paid AIM Distributors $29,398,785, $18,390,082 and $2,310,903,
respectively, as compensation under the Plans.
  AIM Distributors received commissions of $3,854,495 from sales of the Class A shares of the Fund during the year ended October 31, 2000. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 2000, AIM Distributors received $139,887 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.
  During the year ended October 31, 2000, the Fund paid legal fees of $22,699 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

For the year ended October 31, 2000, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $162,324 and reductions in custodian fees of $44,738 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $207,062.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 2000, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly and failed to return the securities.
  At October 31, 2000, securities with an aggregate value of $469,288,729 were on loan to brokers. The loans were secured by cash collateral of $481,391,900 received by the Fund. For the year ended October 31, 2000, the Fund received fees of $151,601 for securities lending.

NOTE 7-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 2000 was $16,186,039,935 and $16,154,880,126, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 2000 is as follows:

Aggregate unrealized appreciation of
  investment securities                     $2,903,247,458
----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                       (277,218,090)
==========================================================
Net unrealized appreciation of investment
  securities                                $2,626,029,368
__________________________________________________________
==========================================================
Cost of investments for tax purposes is $8,491,563,950.

                              AIM WEINGARTEN FUND

NOTE 8-CALL OPTION CONTRACTS

Transactions in call options written during the year ended October 31, 2000 are summarized as follows:

                                                                CALL OPTION CONTRACTS
                                                              --------------------------
                                                              NUMBER OF      PREMIUMS
                                                              CONTRACTS      RECEIVED
                                                              ---------    -------------
Beginning of year                                               91,902     $ 116,996,621
----------------------------------------------------------------------------------------
Closed                                                         (85,877)     (111,818,048)
----------------------------------------------------------------------------------------
Exercised                                                       (6,025)       (5,178,573)
========================================================================================
End of year                                                         --     $          --
________________________________________________________________________________________
========================================================================================

NOTE 9-SHARE INFORMATION

Changes in shares outstanding during the years ended October 31, 2000 and 1999 were as follows:

                                                                          2000                              1999
                                                             ------------------------------    ------------------------------
                                                               SHARES           AMOUNT           SHARES           AMOUNT
                                                             -----------    ---------------    -----------    ---------------
Sold:
  Class A                                                     38,693,394    $ 1,218,409,892     38,697,927    $   994,480,979
-----------------------------------------------------------------------------------------------------------------------------
  Class B                                                     26,508,143        797,286,477     17,982,789        456,125,945
-----------------------------------------------------------------------------------------------------------------------------
  Class C                                                      8,102,015        244,073,425      3,622,407         92,753,207
-----------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                          1,045,908         33,206,382        826,477         21,885,030
=============================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                     29,963,538        854,837,292     16,540,521        383,078,048
-----------------------------------------------------------------------------------------------------------------------------
  Class B                                                      5,414,678        148,085,997      2,102,927         47,274,883
-----------------------------------------------------------------------------------------------------------------------------
  Class C                                                        480,423         13,149,166         71,213          1,602,275
-----------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                            428,931         12,554,823        217,868          5,146,039
=============================================================================================================================
Reacquired:
  Class A                                                    (36,659,424)    (1,145,450,409)   (50,133,647)    (1,282,020,107)
-----------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (7,393,719)      (220,406,418)    (6,174,366)      (155,447,302)
-----------------------------------------------------------------------------------------------------------------------------
  Class C                                                     (1,209,352)       (35,909,842)      (926,007)       (23,418,060)
-----------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                         (4,771,038)      (146,601,260)      (391,478)       (10,387,047)
=============================================================================================================================
                                                              60,603,497    $ 1,773,235,525     22,436,631    $   531,073,890
_____________________________________________________________________________________________________________________________
=============================================================================================================================

                              AIM WEINGARTEN FUND
                                     FS-29

NOTE 10-FINANCIAL HIGHLIGHTS

                                                                             INSTITUTIONAL CLASS
                                                              -------------------------------------------------
                                                                           YEAR ENDED OCTOBER 31,
                                                              -------------------------------------------------
                                                              2000(a)      1999      1998      1997      1996
                                                              -------    --------   -------   -------   -------
Net asset value, beginning of period                          $28.96     $  22.18   $ 23.05   $ 20.46   $ 20.48
---------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                 (0.06)        0.02      0.10      0.08      0.17
---------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)        3.29         8.32      2.43      4.90      2.52
===============================================================================================================
    Total from investment operations                            3.23         8.34      2.53      4.98      2.69
===============================================================================================================
Less distributions:
  Dividends from net investment income                            --        (0.10)       --     (0.15)       --
---------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                        (3.19)       (1.46)    (3.40)    (2.24)    (2.71)
===============================================================================================================
    Total distributions                                        (3.19)       (1.56)    (3.40)    (2.39)    (2.71)
===============================================================================================================
Net asset value, end of period                                $29.00     $  28.96   $ 22.18   $ 23.05   $ 20.46
_______________________________________________________________________________________________________________
===============================================================================================================
Total return                                                   11.07%       39.20%    12.79%    27.37%    15.34%
_______________________________________________________________________________________________________________
===============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                     $18,634     $114,076   $72,884   $62,124   $60,483
_______________________________________________________________________________________________________________
===============================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                              0.64%(b)     0.63%     0.62%     0.64%     0.65%
---------------------------------------------------------------------------------------------------------------
  Without fee waivers                                           0.68%(b)     0.68%     0.67%     0.68%     0.68%
===============================================================================================================
Ratio of net investment income (loss) to average net assets    (0.04)%(b)    0.02%     0.49%     0.50%     0.80%
_______________________________________________________________________________________________________________
===============================================================================================================
Portfolio turnover rate                                          145%         124%      125%      128%      159%
_______________________________________________________________________________________________________________
===============================================================================================================

(a) Calculated using average shares outstanding.
(b) Ratios are based on average daily net assets of $89,095,334.

                              AIM WEINGARTEN FUND

                                     FS-30